UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04681

Name of Registrant: Vanguard Bond Index Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – December 31, 2013

Item 1: Reports to Shareholders

Annual Report | December 31, 2013
Vanguard Bond Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Bond Index Fund.	10
Intermediate-Term Bond Index Fund.	30
Long-Term Bond Index Fund.	51
About Your Fund’s Expenses.	72
Glossary.	75

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	0.68%	1.10%	-1.03%	0.07%
Admiral™ Shares	0.78	1.20	-1.03	0.17
Signal® Shares	0.78	1.20	-1.03	0.17
Institutional Shares	0.81	1.23	-1.03	0.20
Institutional Plus Shares	0.83	1.25	-1.03	0.22
ETF Shares	0.78
Market Price				0.13
Net Asset Value				0.17
Barclays U.S. 1–5 Year Government/Credit Float
Adjusted Index				0.29
Spliced 1–5 Year Investment-Grade Debt Funds
Average				0.29
For a benchmark description, see the Glossary.
Spliced 1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.73%	2.71%	-6.25%	-3.54%
Admiral Shares	2.83	2.80	-6.25	-3.45
Signal Shares	2.83	2.80	-6.25	-3.45
Institutional Shares	2.86	2.83	-6.25	-3.42
Institutional Plus Shares	2.88	2.85	-6.25	-3.40
ETF Shares	2.83
Market Price				-3.66
Net Asset Value				-3.44
Barclays U.S. 5–10 Year Government/Credit Float
Adjusted Index				-3.37
Spliced Intermediate Investment-Grade Debt
Funds Average				-1.78
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares, Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Bond Index Fund
Investor Shares	4.54%	3.76%	-12.89%	-9.13%
Institutional Shares	4.67	3.88	-12.89	-9.01
Institutional Plus Shares	4.69	3.90	-12.89	-8.99
ETF Shares	4.64
Market Price				-8.91
Net Asset Value				-9.03
Barclays U.S. Long Government/Credit Float
Adjusted Index				-8.83
Spliced Corporate A-Rated Debt Funds Average				-1.78
For a benchmark description, see the Glossary.
Spliced Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Your Fund’s Performance at a Glance

December 31, 2012, Through December 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Bond Index Fund
Investor Shares	$10.63	$10.49	$0.116	$0.031
Admiral Shares	10.63	10.49	0.127	0.031
Signal Shares	10.63	10.49	0.127	0.031
Institutional Shares	10.63	10.49	0.130	0.031
Institutional Plus Shares	10.63	10.49	0.132	0.031
ETF Shares	80.94	79.89	0.950	0.237
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	$11.96	$11.09	$0.329	$0.125
Admiral Shares	11.96	11.09	0.340	0.125
Signal Shares	11.96	11.09	0.340	0.125
Institutional Shares	11.96	11.09	0.344	0.125
Institutional Plus Shares	11.96	11.09	0.346	0.125
ETF Shares	88.07	81.65	2.523	0.921
Vanguard Long-Term Bond Index Fund
Investor Shares	$14.27	$12.41	$0.557	$0.023
Institutional Shares	14.27	12.41	0.574	0.023
Institutional Plus Shares	14.27	12.41	0.577	0.023
ETF Shares	93.73	81.45	3.813	0.151

3

Chairman’s Letter

Dear Shareholder,

While domestic stocks enjoyed a banner year in 2013 as investors became more confident about the health of the economy, the broad U.S. taxable bond market posted its first calendar-year loss in more than a decade. Concern about when the Federal Reserve might begin to reduce its massive bond-buying program contributed to a sharp rise in bond yields.

Because bond yields and prices move in opposite directions, U.S. investment-grade bonds as a whole experienced price declines over the year, with higher-rated and longer-dated securities seeing the biggest losses (credit ratings are determined by independent agencies). Vanguard Short-Term Bond Index Fund returned 0.07% for the 12 months ended December 31, 2013, as the income generated by its holdings was enough to offset price declines. (Returns are for Investor Shares.) That wasn’t the case, however, for Vanguard Intermediate-Term Bond Index Fund, which returned –3.54%, and Vanguard Long-Term Bond Index Fund, which returned –9.13%.

All three funds came close to matching their expense-free target indexes; their returns, particularly for the intermediate-term and long-term funds, trailed the average returns for their peer groups, which include actively managed funds.

Falling bond prices pushed the 30-day SEC yield for Investor Shares of the Short-Term Fund up to 0.68%, compared with 0.42% a year earlier. The comparable figures were

4

2.73% versus 1.67% for the Intermediate-Term Fund and 4.54% versus 3.52% for the Long-Term Fund.

Please note that in December, we announced plans to streamline Vanguard’s share-class offerings by phasing out Signal Shares. The Signal Shares of the Short-Term Bond Index Fund and the Intermediate-Term Bond Index Fund will be converted to Admiral Shares by October 2014.

Before moving on to discuss the markets, I want to mention an important transition at Vanguard. We announced in November that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Bond returns faltered as the Fed’s phaseout loomed
The broad U.S. taxable bond market returned –2.02% for 2013, its first negative calendar-year return since 1999, when it returned –0.82%, as investors sold bonds in anticipation of further price declines. Municipal bonds returned –2.55% in aggregate.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%. As for money market funds and savings accounts,

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.02%	3.26%	4.44%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.55	4.83	5.89
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

Stocks
Russell 1000 Index (Large-caps)	33.11%	16.30%	18.59%
Russell 2000 Index (Small-caps)	38.82	15.67	20.08
Russell 3000 Index (Broad U.S. market)	33.55	16.24	18.71
MSCI All Country World Index ex USA (International)	15.29	5.14	12.81

CPI
Consumer Price Index	1.50%	2.07%	2.08%

5

returns remained tiny as the Fed held short-term interest rates between 0% and 0.25%.

Earnings, optimism, and stimulus made it a big year for U.S. stocks
U.S. stocks surged about 34%, their best calendar-year finish since 1995. Corporations posted solid earnings and investors placed a higher premium on those earnings; the Federal Reserve’s easy monetary policy also supported stock markets.

International stocks, in aggregate, returned about 15%, with the developed markets of Europe and the Pacific region posting double-digit results and emerging-market stocks dipping into negative territory.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. While Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe a balanced and diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

All eyes on the Federal Reserve
Throughout 2013, the Federal Reserve bought about $40 billion per month of mortgage bonds to support the housing

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	Admiral	Signal	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Plus Shares	Shares	Average
Short-Term Bond Index Fund	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%	0.82%
Intermediate-Term Bond Index
Fund	0.20	0.10	0.10	0.07	0.05	0.10	0.84
Long-Term Bond Index Fund	0.20	—	—	0.07	0.05	0.10	0.97

The fund expense ratios shown are from the prospectus dated April 29, 2013 (August 20, 2013 for Institutional and Institutional Plus Shares of Short-Term Bond Index Fund and Intermediate-Term Bond Index Fund), and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the funds’ expense ratios were: for the Short-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Core Bond Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

6

market and about $45 billion per month of Treasuries to hold borrowing costs down for households and businesses. Given the magnitude of this support, it was not surprising that the bond market swooned in the spring when Fed officials signaled that further improvements in the housing and labor markets might warrant a “tapering” of its purchases. The suspense over when the Fed might act ended in December with its announcement that gradual decreases would begin in January 2014.

The prospect of a more solid footing for the economy and less accommodation from the Fed affected U.S. Treasuries the most. The yield of the 3-year Treasury note climbed 40 basis points over the year to 0.76%, while the 10-year yield jumped 121 basis points to 2.97%. (A basis-point is one-hundredth of a percentage point.) The resulting decline in prices put the return for these securities, which made up about one-third or more of each of the three funds’ assets, at –2.75% for the

Total Returns
Ten Years Ended December 31, 2013
Average
Annual Return
Short-Term Bond Index Fund Investor Shares	3.27%
Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index	3.41
Spliced 1–5 Year Investment-Grade Debt Funds Average	2.62
For a benchmark description, see the Glossary.
Spliced 1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Bond Index Fund Investor Shares	5.28%
Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index	5.34
Spliced Intermediate Investment-Grade Debt Funds Average	3.98
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Bond Index Fund Investor Shares	6.25%
Spliced Barclays U.S. Long Government/Credit Float Adjusted Index	6.36
Spliced Corporate A-Rated Debt Funds Average	4.12
For a benchmark description, see the Glossary.
Spliced Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

12-month period. Long-term Treasuries, which are more sensitive to interest rate movements, lost more than four times that amount.

Corporate bonds, whose weighting in the three funds ranged between roughly 20% and 50%, generally fared a little better than Treasuries as they had more of a cushion from the income they generated. Overall, corporate bonds returned –1.53% for the year, with lower-rated investment-grade securities outperforming their higher-rated counterparts.

Within corporate bonds, financials produced a slightly positive return as investor sentiment toward this sector continued to improve, while industrials and utilities turned in negative results. And in terms of maturity, shorter-term corporate bonds held up better than their longer-term counterparts. That general trend in the bond market was clearly reflected in the funds’ performances, with only the Short-Term Fund eking out a positive result.

A better perspective on performance through a longer-term lens
Thankfully for bond investors, returns have not always been so low. Even including this year’s poor result, the average annual returns for Investor Shares during the ten years ended December 31, 2013, were 3.27% for the Short-Term Fund, 5.28% for the Intermediate-Term Fund, and 6.25% for the Long-Term Fund. And the funds very often achieved those results with less extreme swings in performance from one calendar year to the next than the broad U.S. stock market over the same period.

In cumulative terms, Investor Shares of the funds were up between roughly 38% and 83% for the same time frame. Although some of that performance came from price appreciation, the bulk of it came from income generated when bond yields were higher than they are now.

A low expense ratio helped all three funds fulfill their mission of closely tracking their expense-free benchmarks during the ten-year period. Investor Shares of the funds also outpaced their peer groups (which include index as well as actively managed funds) by between 65 and 213 basis points.

Bob Auwaerter’s retirement marks the end of a remarkable era
In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group,

8

which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 16, 2014

9

Short-Term Bond Index Fund

Fund Profile
As of December 31, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBISX	VBIRX	VBSSX	VBITX	VBIPX	BSV
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	0.68%	0.78%	0.78%	0.81%	0.83%	0.78%

Financial Attributes
		Barclays
		1–5 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,794	2,830	8,701
Yield to Maturity
(before expenses)	1.0%	1.0%	2.4%
Average Coupon	1.9%	2.2%	3.3%
Average Duration	2.7 years	2.6 years	5.5 years
Average Effective
Maturity	2.7 years	2.8 years	7.5 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance	10.1%
Foreign	7.4
Industrial	11.2
Treasury/Agency	69.0
Utilities	1.7
Other	0.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.98	0.69
Beta	0.99	0.36

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	69.0%
Aaa	5.4
Aa	4.6
A	11.9
Baa	9.1

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.0%
1 - 3 Years	59.7
3 - 5 Years	37.3

1 The expense ratios shown are from the prospectus dated April 29, 2013 (August 20, 2013 for Institutional and Institutional Plus Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

10

Short-Term Bond Index Fund

Investment Focus

11

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2003, Through December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Investor
Shares	0.07%	2.62%	3.27%	$13,798
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted
Index	0.29	2.86	3.41	13,981
Spliced 1–5 Year Investment-Grade
Debt Funds Average	0.29	4.10	2.62	12,953
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	15,640

For a benchmark description, see the Glossary.

Spliced 1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Admiral Shares	0.17%	2.73%	3.36%	$13,921
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	0.29	2.86	3.41	13,981
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	15,640

See Financial Highlights for dividend and capital gains information.

12

Short-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/30/2007)	Investment
Short-Term Bond Index Fund Signal Shares	0.17%	2.73%	3.67%	$12,756
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	0.29	2.86	3.71	12,787
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.90	13,818
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(9/27/2011)	Investment
Short-Term Bond Index Fund Institutional
Shares	0.20%	1.21%	$5,137,830
Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	0.29	1.30	5,147,561
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	1.68	5,192,024
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(9/29/2011)	Investment
Short-Term Bond Index Fund Institutional Plus
Shares	0.22%	1.23%	$102,803,279
Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	0.29	1.29	102,943,501
Spliced Barclays U.S. Aggregate Float Adjusted
Index	-1.97	1.56	103,561,616
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

13

Short-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Short-Term Bond Index Fund
ETF Shares Net Asset Value	0.17%	2.72%	3.67%	$12,749
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	0.29	2.86	3.72	12,791
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.91	13,821
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2013
			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Short-Term Bond Index Fund ETF Shares Market
Price	0.13%	11.05%	27.49%
Short-Term Bond Index Fund ETF Shares Net Asset
Value	0.17	14.38	27.49
Spliced Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	0.29	15.15	27.91
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 31, 2003, Through December 31, 2013
				Spliced
				Barclays
				1–5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	2.98%	-1.28%	1.70%	1.85%
2005	3.48	-2.17	1.31	1.44
2006	4.39	-0.30	4.09	4.22
2007	4.79	2.43	7.22	7.27
2008	3.95	1.48	5.43	5.12
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	1.10	-1.03	0.07	0.29
For a benchmark description, see the Glossary.

14

Short-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	0.250%	2/28/15	824,873	825,384	2.4%
United States Treasury Note/Bond	0.625%	11/15/16	539,225	537,543	1.6%
United States Treasury Note/Bond	2.125%	12/31/15	502,805	520,011	1.5%
United States Treasury Note/Bond	1.250%	11/30/18	522,149	510,724	1.5%
United States Treasury Note/Bond	0.625%	10/15/16	440,900	440,071	1.3%
United States Treasury Note/Bond	2.250%	1/31/15	418,930	428,289	1.3%
United States Treasury Note/Bond	0.625%	9/30/17	434,350	425,255	1.2%
United States Treasury Note/Bond	0.375%	11/15/15	394,130	394,374	1.2%
United States Treasury Note/Bond	2.500%	3/31/15	383,208	394,045	1.2%
United States Treasury Note/Bond	1.375%	9/30/18	395,935	390,922	1.1%
United States Treasury Note/Bond	0.875%	4/30/17	380,374	379,187	1.1%
United States Treasury Note/Bond	1.750%	5/31/16	363,300	373,745	1.1%
United States Treasury Note/Bond	1.000%	9/30/16	365,305	368,388	1.1%
United States Treasury Note/Bond	1.500%	12/31/18	365,250	361,028	1.1%
United States Treasury Note/Bond	0.625%	8/31/17	358,101	351,387	1.0%
United States Treasury Note/Bond	4.500%	2/15/16	321,738	349,539	1.0%
United States Treasury Note/Bond	0.625%	12/15/16	341,325	339,939	1.0%
United States Treasury Note/Bond	0.625%	8/15/16	333,625	333,625	1.0%
United States Treasury Note/Bond	0.250%	5/15/16	332,935	330,854	1.0%
United States Treasury Note/Bond	0.625%	5/31/17	333,840	329,460	1.0%
United States Treasury Note/Bond	0.750%	3/31/18	330,380	320,882	0.9%
United States Treasury Note/Bond	1.375%	11/30/15	313,435	319,509	0.9%
United States Treasury Note/Bond	1.000%	5/31/18	325,427	318,258	0.9%
United States Treasury Note/Bond	1.375%	6/30/18	307,450	305,049	0.9%
United States Treasury Note/Bond	0.750%	6/30/17	304,565	301,330	0.9%
United States Treasury Note/Bond	1.250%	10/31/15	294,925	299,809	0.9%
United States Treasury Note/Bond	0.875%	9/15/16	294,235	295,936	0.9%
United States Treasury Note/Bond	2.125%	11/30/14	289,315	294,424	0.9%
United States Treasury Note/Bond	5.125%	5/15/16	256,630	284,377	0.8%
United States Treasury Note/Bond	0.750%	2/28/18	290,115	282,410	0.8%
United States Treasury Note/Bond	1.500%	8/31/18	283,545	282,039	0.8%

15

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	0.625%	7/15/16	271,475	271,814	0.8%
United States Treasury Note/Bond	0.500%	7/31/17	273,240	267,433	0.8%
United States Treasury Note/Bond	1.000%	10/31/16	262,873	264,845	0.8%
United States Treasury Note/Bond	0.250%	12/15/15	259,995	259,426	0.8%
United States Treasury Note/Bond	1.000%	3/31/17	258,640	259,206	0.8%
United States Treasury Note/Bond	2.375%	2/28/15	248,322	254,530	0.7%
United States Treasury Note/Bond	0.250%	4/15/16	251,490	250,155	0.7%
United States Treasury Note/Bond	0.125%	12/31/14	247,670	247,593	0.7%
United States Treasury Note/Bond	2.000%	1/31/16	235,350	243,072	0.7%
United States Treasury Note/Bond	0.875%	2/28/17	242,840	242,765	0.7%
United States Treasury Note/Bond	0.250%	1/31/15	241,525	241,713	0.7%
United States Treasury Note/Bond	2.375%	3/31/16	228,047	237,846	0.7%
United States Treasury Note/Bond	0.375%	4/15/15	234,910	235,460	0.7%
United States Treasury Note/Bond	0.625%	11/30/17	241,125	235,022	0.7%
United States Treasury Note/Bond	2.000%	4/30/16	213,315	220,649	0.7%
United States Treasury Note/Bond	0.750%	12/31/17	223,235	218,212	0.6%
United States Treasury Note/Bond	0.875%	12/31/16	216,791	217,266	0.6%
United States Treasury Note/Bond	1.375%	7/31/18	218,985	216,931	0.6%
United States Treasury Note/Bond	0.625%	4/30/18	223,730	215,689	0.6%
United States Treasury
Note/Bond	0.125%–11.250%	11/30/14–10/31/18	4,889,381	4,964,368	14.5%
				21,251,788	62.2%
Agency Bonds and Notes
1 Federal Home Loan Banks	0.250%–5.625%	1/16/15–8/15/18	465,210	474,768	1.4%
2 Federal Home Loan
Mortgage Corp.	0.500%–5.500%	2/9/15–6/13/18	751,040	763,135	2.3%
2 Federal National
Mortgage Assn.	0.375%–5.250%	3/16/15–11/27/18	1,051,595	1,066,970	3.1%
Agency Bonds and Notes—Other †				105,188	0.3%
				2,410,061	7.1%
Total U.S. Government and Agency Obligations (Cost $23,666,033)				23,661,849	69.3%
Corporate Bonds
Finance
3 Banking †				2,561,361	7.5%
Brokerage †				54,929	0.2%
Finance Companies †				245,275	0.7%
Insurance †				362,330	1.1%
Other Finance †				15,786	0.0%
Real Estate Investment Trusts †				134,858	0.4%
				3,374,539	9.9%
Industrial
Basic Industry †				277,875	0.8%
Capital Goods †				323,893	1.0%
Communication †				589,348	1.7%
Consumer Cyclical †				547,175	1.6%
3 Consumer Noncyclical †				1,000,603	2.9%
3 Energy †				472,123	1.4%
3 Technology †				426,292	1.3%
Transportation †				76,940	0.2%
				3,714,249	10.9%

16

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
3	Electric †				352,388	1.0%
3	Natural Gas †				204,774	0.6%
	Other Utility †				4,015	0.0%
					561,177	1.6%
Total Corporate Bonds (Cost $7,564,327)					7,649,965	22.4%
Sovereign Bonds (U.S. Dollar-Denominated)
	European Investment
	Bank	0.500%–5.125%	6/4/14–12/18/18	442,945	452,006	1.3%
	FMS Wertmanagement
	AoeR	0.625%–1.625%	4/18/16–11/20/18	37,525	37,185	0.1%
4	KFW	0.500%–5.125%	1/12/15–7/16/18	347,900	353,152	1.0%
	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other †				1,630,967	4.8%
Total Sovereign Bonds (Cost $2,456,649)					2,473,310	7.2%
Taxable Municipal Bonds (Cost $28,882) †					28,558	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $215,355)	0.125%		215,355,000	215,355	0.7%
Total Investments (Cost $33,931,246)					34,029,037	99.7%
Other Assets and Liabilities
Other Assets					1,046,308	3.0%
Liabilities					(927,671)	(2.7%)
					118,637	0.3%
Net Assets					34,147,674	100.0%

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	34,043,326
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	6,557
Unrealized Appreciation (Depreciation)	97,791
Net Assets	34,147,674

Investor Shares—Net Assets
Applicable to 286,316,603 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,002,648
Net Asset Value Per Share—Investor Shares	$10.49

17

Short-Term Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 480,133,216 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,035,232
Net Asset Value Per Share—Admiral Shares	$10.49

Signal Shares—Net Assets
Applicable to 670,796,418 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,034,749
Net Asset Value Per Share—Signal Shares	$10.49

Institutional Shares—Net Assets
Applicable to 312,907,600 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,281,507
Net Asset Value Per Share—Institutional Shares	$10.49

Institutional Plus Shares—Net Assets
Applicable to 178,117,323 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,867,944
Net Asset Value Per Share—Institutional Plus Shares	$10.49

ETF Shares—Net Assets
Applicable to 174,312,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,925,594
Net Asset Value Per Share—ETF Shares	$79.89

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $41,175,000, representing 0.1% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	394,349
Total Income	394,349
Expenses
The Vanguard Group—Note B
Investment Advisory Services	985
Management and Administrative—Investor Shares	5,050
Management and Administrative—Admiral Shares	3,440
Management and Administrative—Signal Shares	4,485
Management and Administrative—Institutional Shares	1,064
Management and Administrative—Institutional Plus Shares	400
Management and Administrative—ETF Shares	8,693
Marketing and Distribution—Investor Shares	816
Marketing and Distribution—Admiral Shares	925
Marketing and Distribution—Signal Shares	1,624
Marketing and Distribution—Institutional Shares	695
Marketing and Distribution—Institutional Plus Shares	288
Marketing and Distribution—ETF Shares	2,959
Custodian Fees	180
Auditing Fees	42
Shareholders’ Reports—Investor Shares	30
Shareholders’ Reports—Admiral Shares	45
Shareholders’ Reports—Signal Shares	63
Shareholders’ Reports—Institutional Shares	26
Shareholders’ Reports—Institutional Plus Shares	15
Shareholders’ Reports—ETF Shares	119
Trustees’ Fees and Expenses	35
Total Expenses	31,979
Net Investment Income	362,370
Realized Net Gain (Loss) on Investment Securities Sold	102,602
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(407,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,702
1 Interest income from an affiliated company of the fund was $209,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	362,370	383,420
Realized Net Gain (Loss)	102,602	104,486
Change in Unrealized Appreciation (Depreciation)	(407,270)	8,573
Net Increase (Decrease) in Net Assets Resulting from Operations	57,702	496,479
Distributions
Net Investment Income
Investor Shares	(33,136)	(49,436)
Admiral Shares	(54,985)	(65,391)
Signal Shares	(76,531)	(93,749)
Institutional Shares	(33,150)	(31,404)
Institutional Plus Shares	(18,853)	(15,421)
ETF Shares	(145,715)	(128,019)
Realized Capital Gain[1]
Investor Shares	(8,859)	(9,652)
Admiral Shares	(14,411)	(13,105)
Signal Shares	(19,783)	(17,059)
Institutional Shares	(8,767)	(7,652)
Institutional Plus Shares	(5,085)	(3,157)
ETF Shares	(39,575)	(27,398)
Total Distributions	(458,850)	(461,443)
Capital Share Transactions
Investor Shares	(142,927)	(623,500)
Admiral Shares	696,553	301,045
Signal Shares	1,545,446	(1,013,087)
Institutional Shares	667,150	1,808,508
Institutional Plus Shares	782,482	391,065
ETF Shares	4,795,948	1,802,077
Net Increase (Decrease) from Capital Share Transactions	8,344,652	2,666,108
Total Increase (Decrease)	7,943,504	2,701,144
Net Assets
Beginning of Period	26,204,170	23,503,026
End of Period	34,147,674	26,204,170

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $2,695,000 and $12,122,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.55	$10.42	$10.28
Investment Operations
Net Investment Income	.116	.153	.193	.229	.293
Net Realized and Unrealized Gain (Loss)
on Investments	(.109)	.052	.117	.177	.141
Total from Investment Operations	.007	.205	.310	.406	.434
Distributions
Dividends from Net Investment Income	(.116)	(.153)	(.193)	(.229)	(.293)
Distributions from Realized Capital Gains	(.031)	(.032)	(.057)	(.047)	(.001)
Total Distributions	(.147)	(.185)	(.250)	(.276)	(.294)
Net Asset Value, End of Period	$10.49	$10.63	$10.61	$10.55	$10.42

Total Return[1]	0.07%	1.95%	2.96%	3.92%	4.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,003	$3,185	$3,802	$4,226	$5,283
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.09%	1.44%	1.81%	2.15%	2.78%
Portfolio Turnover Rate[2]	50%	51%	67%	58%	77%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.55	$10.42	$10.28
Investment Operations
Net Investment Income	.127	.164	.205	.240	.303
Net Realized and Unrealized Gain (Loss)
on Investments	(.109)	.052	.117	.177	.141
Total from Investment Operations	.018	.216	.322	.417	.444
Distributions
Dividends from Net Investment Income	(.127)	(.164)	(.205)	(.240)	(.303)
Distributions from Realized Capital Gains	(.031)	(.032)	(.057)	(.047)	(.001)
Total Distributions	(.158)	(.196)	(.262)	(.287)	(.304)
Net Asset Value, End of Period	$10.49	$10.63	$10.61	$10.55	$10.42

Total Return[1]	0.17%	2.05%	3.08%	4.03%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,035	$4,401	$4,094	$3,766	$1,961
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.19%	1.54%	1.92%	2.26%	2.88%
Portfolio Turnover Rate[2]	50%	51%	67%	58%	77%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Financial Highlights

Signal Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.55	$10.42	$10.28
Investment Operations
Net Investment Income	.127	.164	.205	.240	.303
Net Realized and Unrealized Gain (Loss)
on Investments	(.109)	.052	.117	.177	.141
Total from Investment Operations	.018	.216	.322	.417	.444
Distributions
Dividends from Net Investment Income	(.127)	(.164)	(.205)	(.240)	(.303)
Distributions from Realized Capital Gains	(.031)	(.032)	(.057)	(.047)	(.001)
Total Distributions	(.158)	(.196)	(.262)	(.287)	(.304)
Net Asset Value, End of Period	$10.49	$10.63	$10.61	$10.55	$10.42

Total Return	0.17%	2.05%	3.08%	4.03%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,035	$5,570	$6,571	$6,987	$5,080
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.19%	1.54%	1.92%	2.26%	2.88%
Portfolio Turnover Rate[1]	50%	51%	67%	58%	77%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares
			Sept. 27,
	Year Ended		2011[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.130	.167	.050
Net Realized and Unrealized Gain (Loss) on Investments	(.109)	.052	(.001)
Total from Investment Operations	.021	.219	.049
Distributions
Dividends from Net Investment Income	(.130)	(.167)	(.050)
Distributions from Realized Capital Gains	(.031)	(.032)	(.049)
Total Distributions	(.161)	(.199)	(.099)
Net Asset Value, End of Period	$10.49	$10.63	$10.61

Total Return	0.20%	2.08%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,282	$2,652	$843
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%[2]
Ratio of Net Investment Income to Average Net Assets	1.22%	1.57%	1.96%[2]
Portfolio Turnover Rate[3]	50%	51%	67%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
			Sept. 29,
	Year Ended		2011[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.132	.169	.051
Net Realized and Unrealized Gain (Loss) on Investments	(.109)	.052	(.001)
Total from Investment Operations	.023	.221	.050
Distributions
Dividends from Net Investment Income	(.132)	(.169)	(.051)
Distributions from Realized Capital Gains	(.031)	(.032)	(.049)
Total Distributions	(.163)	(.201)	(.100)
Net Asset Value, End of Period	$10.49	$10.63	$10.61

Total Return	0.22%	2.10%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,868	$1,103	$711
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	1.24%	1.59%	1.98%[2]
Portfolio Turnover Rate[3]	50%	51%	67%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$80.94	$80.80	$80.35	$79.35	$78.13
Investment Operations
Net Investment Income	.950	1.239	1.538	1.796	2.196
Net Realized and Unrealized Gain (Loss)
on Investments	(.813)	.384	.885	1.359	1.228
Total from Investment Operations	.137	1.623	2.423	3.155	3.424
Distributions
Dividends from Net Investment Income	(.950)	(1.239)	(1.538)	(1.796)	(2.196)
Distributions from Realized Capital Gains	(.237)	(.244)	(.435)	(.359)	(.008)
Total Distributions	(1.187)	(1.483)	(1.973)	(2.155)	(2.204)
Net Asset Value, End of Period	$79.89	$80.94	$80.80	$80.35	$79.35

Total Return	0.17%	2.02%	3.04%	4.00%	4.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,926	$9,292	$7,482	$5,640	$3,682
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.19%	1.54%	1.92%	2.26%	2.88%
Portfolio Turnover Rate[1]	50%	51%	67%	58%	77%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the fund had contributed capital of $3,835,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

27

Short-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	23,661,849	—
Corporate Bonds	—	7,649,965	—
Sovereign Bonds	—	2,473,310	—
Taxable Municipal Bonds	—	28,558	—
Temporary Cash Investments	215,355	—	—
Total	215,355	33,813,682	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2013, the fund realized $2,963,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $14,090,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2013, the fund had $7,011,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $33,931,699,000. Net unrealized appreciation of investment securities for tax purposes was $97,338,000, consisting of unrealized gains of $248,959,000 on securities that had risen in value since their purchase and $151,621,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the fund purchased $5,295,496,000 of investment securities and sold $2,519,654,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $18,170,983,000 and $12,670,891,000, respectively. Total purchases and sales include $4,944,524,000 and $222,109,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

28

Short-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,121,489	106,261	1,073,476	100,830
Issued in Lieu of Cash Distributions	36,188	3,430	51,290	4,819
Redeemed	(1,300,604)	(123,095)	(1,748,266)	(164,319)
Net Increase (Decrease)—Investor Shares	(142,927)	(13,404)	(623,500)	(58,670)
Admiral Shares
Issued	2,354,277	222,983	1,583,609	148,773
Issued in Lieu of Cash Distributions	62,819	5,955	70,682	6,640
Redeemed	(1,720,543)	(162,978)	(1,353,246)	(127,149)
Net Increase (Decrease)—Admiral Shares	696,553	65,960	301,045	28,264
Signal Shares
Issued	4,707,716	446,274	2,635,608	247,718
Issued in Lieu of Cash Distributions	64,714	6,134	87,941	8,262
Redeemed	(3,226,984)	(305,806)	(3,736,636)	(351,155)
Net Increase (Decrease)—Signal Shares	1,545,446	146,602	(1,013,087)	(95,175)
Institutional Shares
Issued	1,997,562	189,356	2,468,762	232,108
Issued in Lieu of Cash Distributions	37,753	3,580	35,498	3,335
Redeemed	(1,368,165)	(129,577)	(695,752)	(65,307)
Net Increase (Decrease) —Institutional Shares	667,150	63,359	1,808,508	170,136
Institutional Plus Shares
Issued	1,154,151	109,576	640,671	60,257
Issued in Lieu of Cash Distributions	21,114	2,003	16,304	1,532
Redeemed	(392,783)	(37,299)	(265,910)	(24,975)
Net Increase (Decrease) —Institutional Plus Shares	782,482	74,280	391,065	36,814
ETF Shares
Issued	5,005,761	62,100	1,972,000	24,313
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(209,813)	(2,600)	(169,923)	(2,100)
Net Increase (Decrease)—ETF Shares	4,795,948	59,500	1,802,077	22,213

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

29

Intermediate-Term Bond Index Fund

Fund Profile
As of December 31, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBIIX	VBILX	VIBSX	VBIMX	VBIUX	BIV
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	2.73%	2.83%	2.83%	2.86%	2.88%	2.83%

Financial Attributes
		Barclays
		5–10 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,517	1,952	8,701
Yield to Maturity
(before expenses)	3.0%	3.0%	2.4%
Average Coupon	3.5%	3.4%	3.3%
Average Duration	6.5 years	6.5 years	5.5 years
Average Effective
Maturity	7.2 years	7.2 years	7.5 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Finance	12.8%
Foreign	7.4
Industrial	25.4
Treasury/Agency	50.2
Utilities	4.1
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.96
Beta	1.02	1.54

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	50.1%
Aaa	2.1
Aa	4.8
A	18.6
Baa	24.4

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	0.1
3 - 5 Years	2.1
5 - 10 Years	97.6
10 - 20 Years	0.1

1 The expense ratios shown are from the prospectus dated April 29, 2013 (August 20, 2013 for Institutional and Institutional Plus Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

30

Intermediate-Term Bond Index Fund

Investment Focus

31

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2003, Through December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund
Investor Shares	-3.54%	5.91%	5.28%	$16,736
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted
Index	-3.37	6.00	5.34	16,827
Spliced Intermediate Investment-Grade
Debt Funds Average	-1.78	6.16	3.98	14,771
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	15,640

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund Admiral
Shares	-3.45%	6.02%	5.38%	$16,886
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	-3.37	6.00	5.34	16,827
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	15,640

See Financial Highlights for dividend and capital gains information.

32

Intermediate-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/4/2007)	Investment
Intermediate-Term Bond Index Fund Signal
Shares	-3.45%	6.02%	6.38%	$15,017
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	-3.37	6.00	6.35	14,989
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	5.10	13,866
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(1/26/2006)	Investment
Intermediate-Term Bond Index Fund
Institutional Shares	-3.42%	6.06%	5.98%	$7,923,201
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	-3.37	6.00	5.89	7,871,097
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.93	7,321,496
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(11/30/2011)	Investment
Intermediate-Term Bond Index Fund
Institutional Plus Shares	-3.40%	2.52%	$105,335,452
Barclays U.S. 5–10 Year Government/Credit
Float Adjusted Index	-3.37	2.54	105,377,419
Spliced Barclays U.S. Aggregate Float Adjusted
Index	-1.97	1.62	103,411,254
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

33

Intermediate-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Intermediate-Term Bond Index Fund
ETF Shares Net Asset Value	-3.44%	5.99%	6.10%	$14,907
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	-3.37	6.00	6.07	14,885
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.91	13,821
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2013

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Intermediate-Term Bond Index Fund ETF Shares
Market Price	-3.66%	30.02%	49.01%
Intermediate-Term Bond Index Fund ETF Shares
Net Asset Value	-3.44	33.77	49.07
Spliced Barclays U.S. 5–10 Year Government/Credit
Float Adjusted Index	-3.37	33.79	48.85
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 31, 2003, Through December 31, 2013
				Spliced
				Barclays
				5–10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.87%	0.35%	5.22%	5.30%
2005	4.64	-2.89	1.75	1.83
2006	4.97	-1.06	3.91	3.81
2007	5.17	2.44	7.61	7.55
2008	4.93	0.00	4.93	5.06
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	2.71	-6.25	-3.54	-3.37
For a benchmark description, see the Glossary.

34

Intermediate-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.500%	8/15/23	707,100	677,600	4.7%
United States Treasury Note/Bond	2.000%	9/30/20	561,300	547,969	3.8%
United States Treasury Note/Bond	3.625%	8/15/19	418,425	455,560	3.1%
United States Treasury Note/Bond	3.500%	5/15/20	359,300	387,257	2.7%
United States Treasury Note/Bond	3.125%	5/15/19	349,595	372,319	2.6%
United States Treasury Note/Bond	3.625%	2/15/20	337,327	366,843	2.5%
United States Treasury Note/Bond	1.750%	5/15/23	381,530	343,198	2.4%
United States Treasury Note/Bond	2.750%	11/15/23	324,167	316,468	2.2%
United States Treasury Note/Bond	3.375%	11/15/19	240,524	258,489	1.8%
United States Treasury Note/Bond	3.625%	2/15/21	234,780	253,048	1.8%
United States Treasury Note/Bond	3.125%	5/15/21	226,783	236,067	1.6%
United States Treasury Note/Bond	1.625%	11/15/22	240,240	216,442	1.5%
United States Treasury Note/Bond	2.000%	11/15/21	200,890	191,410	1.3%
United States Treasury Note/Bond	2.625%	8/15/20	183,285	186,808	1.3%
United States Treasury Note/Bond	1.125%	4/30/20	191,450	178,736	1.2%
United States Treasury Note/Bond	1.625%	8/15/22	192,267	174,363	1.2%
United States Treasury Note/Bond	1.375%	5/31/20	164,785	156,005	1.1%
United States Treasury Note/Bond	2.375%	12/31/20	144,400	143,655	1.0%
United States Treasury Note/Bond	1.875%	6/30/20	131,450	128,123	0.9%
United States Treasury Note/Bond	3.750%	11/15/18	115,235	126,399	0.9%
United States Treasury Note/Bond	2.000%	11/30/20	122,325	118,941	0.8%
United States Treasury Note/Bond	1.250%	2/29/20	123,736	117,007	0.8%
United States Treasury Note/Bond	2.625%	11/15/20	111,542	113,215	0.8%
United States Treasury Note/Bond	2.750%	2/15/19	96,700	101,263	0.7%
United States Treasury Note/Bond	1.750%	10/31/20	97,100	93,033	0.6%
United States Treasury Note/Bond	1.750%	5/15/22	97,980	90,433	0.6%
United States Treasury Note/Bond	2.125%	8/15/21	89,768	86,823	0.6%
United States Treasury Note/Bond	3.875%	5/15/18	78,550	86,553	0.6%
United States Treasury Note/Bond	2.000%	7/31/20	85,525	83,921	0.6%
United States Treasury Note/Bond	4.000%	8/15/18	61,809	68,531	0.5%
United States Treasury Note/Bond	8.875%	2/15/19	47,350	63,982	0.4%

35

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.250%	11/30/18	25,000	24,453	0.2%
1 United States Treasury
Note/Bond	1.000%–8.750%	2/15/18–2/15/22	115,644	120,977	0.8%
				6,885,891	47.6%
Agency Bonds and Notes
2 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	68,820	65,261	0.4%
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	55,765	53,102	0.4%
2 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	30,000	28,110	0.2%
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	24,475	26,603	0.2%
2 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	26,705	26,306	0.2%
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	22,000	21,017	0.1%
2 Federal National Mortgage Assn.		10/9/19	47,300	40,064	0.3%
Agency Bonds and Notes—Other †				144,919	1.0%
				405,382	2.8%
Total U.S. Government and Agency Obligations (Cost $7,273,403)				7,291,273	50.4%
Corporate Bonds
Finance
Banking
Bank of America Corp.	5.625%	7/1/20	25,670	29,161	0.2%
Bank of America Corp.	3.300%	1/11/23	24,525	23,171	0.2%
Goldman Sachs Group Inc.	5.750%	1/24/22	19,550	21,970	0.1%
JPMorgan Chase & Co.	4.350%	8/15/21	21,950	23,156	0.2%
3 Banking—Other †				912,803	6.3%
Brokerage †				71,428	0.5%
Finance Companies †				143,363	1.0%
Insurance †				326,008	2.2%
Other Finance †				11,894	0.1%
3 Real Estate Investment Trusts †				258,238	1.8%
				1,821,192	12.6%
Industrial
Basic Industry †				473,336	3.3%
3 Capital Goods †				337,346	2.3%
Communication
Verizon Communications Inc.	5.150%	9/15/23	56,940	60,972	0.4%
Communication—Other †				449,480	3.1%
Consumer Cyclical †				407,850	2.8%
Consumer Noncyclical
Pfizer Inc.	6.200%	3/15/19	22,325	26,470	0.2%
3 Consumer Noncyclical—Other †				857,154	5.9%
3 Energy †				474,373	3.3%
3 Other Industrial †				11,449	0.1%
Technology
Apple Inc.	2.400%	5/3/23	29,450	26,323	0.2%
3 Technology—Other †				316,212	2.2%
3 Transportation †				136,505	0.9%
				3,577,470	24.7%
Utilities
3 Electric †				332,606	2.3%
Natural Gas †				251,862	1.8%
Other Utility †				1,069	0.0%
				585,537	4.1%
Total Corporate Bonds (Cost $5,934,355)				5,984,199	41.4%

36

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
4 KFW	2.750%	9/8/20	26,275	26,391	0.2%
4 KFW	2.125%	1/17/23	28,250	25,822	0.2%
Petrobras International Finance Co.	5.375%	1/27/21	25,540	25,327	0.2%
Republic of Poland	6.375%	7/15/19	18,700	21,856	0.1%
United Mexican States	4.000%	10/2/23	22,413	22,049	0.2%
3 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				900,161	6.2%
Total Sovereign Bonds (Cost $1,036,521)				1,021,606	7.1%
Taxable Municipal Bonds (Cost $48,108) †				48,923	0.3%

			Shares
Temporary Cash Investment
Money Market Fund
5 Vanguard Market Liquidity Fund
(Cost $20,064)	0.125%		20,064,000	20,064	0.1%
Total Investments (Cost $14,312,451)				14,366,065	99.3%
Other Assets and Liabilities
Other Assets				437,808	3.0%
Liabilities				(336,801)	(2.3%)
				101,007	0.7%
Net Assets				14,467,072	100.0%

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	14,408,712
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	5,176
Unrealized Appreciation (Depreciation)
Investment Securities	53,614
Futures Contracts	(430)
Net Assets	14,467,072

Investor Shares—Net Assets
Applicable to 140,509,301 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,558,300
Net Asset Value Per Share—Investor Shares	$11.09

37

Intermediate-Term Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 479,681,954 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,319,839
Net Asset Value Per Share—Admiral Shares	$11.09

Signal Shares—Net Assets
Applicable to 225,933,072 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,505,691
Net Asset Value Per Share—Signal Shares	$11.09

Institutional Shares—Net Assets
Applicable to 105,645,434 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,171,596
Net Asset Value Per Share—Institutional Shares	$11.09

Institutional Plus Shares—Net Assets
Applicable to 19,514,638 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	216,428
Net Asset Value Per Share—Institutional Plus Shares	$11.09

ETF Shares—Net Assets
Applicable to 45,254,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,695,218
Net Asset Value Per Share—ETF Shares	$81.65

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $284,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $49,357,000, representing 0.3% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

38

Intermediate-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	486,583
Total Income	486,583
Expenses
The Vanguard Group—Note B
Investment Advisory Services	547
Management and Administrative—Investor Shares	3,064
Management and Administrative—Admiral Shares	4,525
Management and Administrative—Signal Shares	1,887
Management and Administrative—Institutional Shares	464
Management and Administrative—Institutional Plus Shares	59
Management and Administrative—ETF Shares	2,754
Marketing and Distribution—Investor Shares	526
Marketing and Distribution—Admiral Shares	991
Marketing and Distribution—Signal Shares	789
Marketing and Distribution—Institutional Shares	296
Marketing and Distribution—Institutional Plus Shares	45
Marketing and Distribution—ETF Shares	1,129
Custodian Fees	134
Auditing Fees	40
Shareholders’ Reports—Investor Shares	26
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Signal Shares	19
Shareholders’ Reports—Institutional Shares	3
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	43
Trustees’ Fees and Expenses	20
Total Expenses	17,366
Net Investment Income	469,217
Realized Net Gain (Loss)
Investment Securities Sold	194,429
Futures Contracts	505
Realized Net Gain (Loss)	194,934
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,257,069)
Futures Contracts	(315)
Change in Unrealized Appreciation (Depreciation)	(1,257,384)
Net Increase (Decrease) in Net Assets Resulting from Operations	(593,233)

1 Interest income from an affiliated company of the fund was $101,000.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	469,217	494,691
Realized Net Gain (Loss)	194,934	405,012
Change in Unrealized Appreciation (Depreciation)	(1,257,384)	147,983
Net Increase (Decrease) in Net Assets Resulting from Operations	(593,233)	1,047,686
Distributions
Net Investment Income
Investor Shares	(52,656)	(66,242)
Admiral Shares	(170,522)	(184,117)
Signal Shares	(83,246)	(97,850)
Institutional Shares	(34,671)	(27,544)
Institutional Plus Shares	(6,903)	(4,606)
ETF Shares	(121,219)	(114,332)
Realized Capital Gain[1]
Investor Shares	(18,973)	(42,277)
Admiral Shares	(61,326)	(122,475)
Signal Shares	(29,225)	(62,514)
Institutional Shares	(12,508)	(20,935)
Institutional Plus Shares	(2,471)	(4,379)
ETF Shares	(43,476)	(84,354)
Total Distributions	(637,196)	(831,625)
Capital Share Transactions
Investor Shares	(420,823)	(44,277)
Admiral Shares	(487,937)	849,221
Signal Shares	(386,383)	365,265
Institutional Shares	108,052	456,712
Institutional Plus Shares	(5,346)	132,663
ETF Shares	(336,666)	1,535,345
Net Increase (Decrease) from Capital Share Transactions	(1,529,103)	3,294,929
Total Increase (Decrease)	(2,759,532)	3,510,990
Net Assets
Beginning of Period	17,226,604	13,715,614
End of Period	14,467,072	17,226,604

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $5,740,000 and $26,422,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.329	.370	.425	.448	.474
Net Realized and Unrealized Gain (Loss)
on Investments	(.745)	.432	.738	.547	.220
Total from Investment Operations	(.416)	.802	1.163	.995	.694
Distributions
Dividends from Net Investment Income	(.329)	(.370)	(.425)	(.448)	(.474)
Distributions from Realized Capital Gains	(.125)	(.242)	(.178)	(.057)	—
Total Distributions	(.454)	(.612)	(.603)	(.505)	(.474)
Net Asset Value, End of Period	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return[1]	-3.54%	6.91%	10.62%	9.37%	6.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,558	$2,120	$2,129	$2,378	$3,479
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.84%	3.07%	3.65%	3.97%	4.50%
Portfolio Turnover Rate[2]	70%	65%	61%	46%	72%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.340	.381	.437	.461	.485
Net Realized and Unrealized Gain (Loss)
on Investments	(.745)	.432	.738	.547	.220
Total from Investment Operations	(.405)	.813	1.175	1.008	.705
Distributions
Dividends from Net Investment Income	(.340)	(.381)	(.437)	(.461)	(.485)
Distributions from Realized Capital Gains	(.125)	(.242)	(.178)	(.057)	—
Total Distributions	(.465)	(.623)	(.615)	(.518)	(.485)
Net Asset Value, End of Period	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return[1]	-3.45%	7.02%	10.74%	9.49%	6.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,320	$6,252	$5,320	$4,623	$2,508
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.94%	3.17%	3.76%	4.08%	4.60%
Portfolio Turnover Rate[2]	70%	65%	61%	46%	72%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Intermediate-Term Bond Index Fund

Financial Highlights

Signal Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.340	.381	.437	.461	.485
Net Realized and Unrealized Gain (Loss)
on Investments	(.745)	.432	.738	.547	.220
Total from Investment Operations	(.405)	.813	1.175	1.008	.705
Distributions
Dividends from Net Investment Income	(.340)	(.381)	(.437)	(.461)	(.485)
Distributions from Realized Capital Gains	(.125)	(.242)	(.178)	(.057)	—
Total Distributions	(.465)	(.623)	(.615)	(.518)	(.485)
Net Asset Value, End of Period	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return	-3.45%	7.02%	10.74%	9.49%	6.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,506	$3,106	$2,690	$2,255	$1,918
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.94%	3.17%	3.76%	4.08%	4.60%
Portfolio Turnover Rate[1]	70%	65%	61%	46%	72%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.344	.385	.442	.465	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(.745)	.432	.738	.547	.220
Total from Investment Operations	(.401)	.817	1.180	1.012	.710
Distributions
Dividends from Net Investment Income	(.344)	(.385)	(.442)	(.465)	(.490)
Distributions from Realized Capital Gains	(.125)	(.242)	(.178)	(.057)	—
Total Distributions	(.469)	(.627)	(.620)	(.522)	(.490)
Net Asset Value, End of Period	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return	-3.42%	7.05%	10.78%	9.53%	6.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,172	$1,154	$689	$582	$522
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.97%	3.20%	3.80%	4.12%	4.65%
Portfolio Turnover Rate[1]	70%	65%	61%	46%	72%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
			Nov. 30,
	Year Ended		2011[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.73
Investment Operations
Net Investment Income	.346	.388	.072
Net Realized and Unrealized Gain (Loss) on Investments	(.745)	.432	.178
Total from Investment Operations	(.399)	.820	.250
Distributions
Dividends from Net Investment Income	(.346)	(.388)	(.072)
Distributions from Realized Capital Gains	(.125)	(.242)	(.138)
Total Distributions	(.471)	(.630)	(.210)
Net Asset Value, End of Period	$11.09	$11.96	$11.77

Total Return	-3.40%	7.07%	1.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$216	$239	$107
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	2.99%	3.22%	3.82%[2]
Portfolio Turnover Rate[3]	70%	65%	61%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$88.07	$86.63	$82.56	$78.85	$77.19
Investment Operations
Net Investment Income	2.523	2.764	3.183	3.326	3.474
Net Realized and Unrealized Gain (Loss)
on Investments	(5.499)	3.225	5.383	4.131	1.660
Total from Investment Operations	(2.976)	5.989	8.566	7.457	5.134
Distributions
Dividends from Net Investment Income	(2.523)	(2.764)	(3.183)	(3.326)	(3.474)
Distributions from Realized Capital Gains	(.921)	(1.785)	(1.313)	(.421)	—
Total Distributions	(3.444)	(4.549)	(4.496)	(3.747)	(3.474)
Net Asset Value, End of Period	$81.65	$88.07	$86.63	$82.56	$78.85

Total Return	-3.44%	7.02%	10.62%	9.55%	6.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,695	$4,356	$2,781	$1,932	$1,230
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.94%	3.17%	3.76%	4.08%	4.60%
Portfolio Turnover Rate[1]	70%	65%	61%	46%	72%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

47

Intermediate-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the fund had contributed capital of $1,653,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

48

Intermediate-Term Bond Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,291,273	—
Corporate Bonds	—	5,984,199	—
Sovereign Bonds	—	1,021,606	—
Taxable Municipal Bonds	—	48,923	—
Temporary Cash Investments	20,064	—	—
Futures Contracts—Liabilities[1]	(25)	—	—
Total	20,039	14,346,001	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year United States Treasury Note	March 2014	268	31,976	(430)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2013, the fund realized $42,819,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $42,638,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2013, the fund had short-term and long-term capital gains of $269,000 and $5,859,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At December 31, 2013, the cost of investment securities for tax purposes was $14,313,833,000. Net unrealized appreciation of investment securities for tax purposes was $52,232,000, consisting of unrealized gains of $400,712,000 on securities that had risen in value since their purchase and $348,480,000 in unrealized losses on securities that had fallen in value since their purchase.

49

Intermediate-Term Bond Index Fund

F. During the year ended December 31, 2013, the fund purchased $2,710,803,000 of investment securities and sold $3,269,744,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,726,276,000 and $9,703,406,000, respectively. Total purchases and sales include $522,934,000 and $855,009,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	358,829	30,865	685,594	57,212
Issued in Lieu of Cash Distributions	62,696	5,450	95,907	8,005
Redeemed	(842,348)	(73,071)	(825,778)	(68,890)
Net Increase (Decrease)—Investor Shares	(420,823)	(36,756)	(44,277)	(3,673)
Admiral Shares
Issued	1,125,597	96,914	1,516,192	126,289
Issued in Lieu of Cash Distributions	204,301	17,779	271,409	22,648
Redeemed	(1,817,835)	(157,761)	(938,380)	(78,309)
Net Increase (Decrease) —Admiral Shares	(487,937)	(43,068)	849,221	70,628
Signal Shares
Issued	855,478	73,869	1,399,412	116,921
Issued in Lieu of Cash Distributions	92,355	8,038	133,047	11,102
Redeemed	(1,334,216)	(115,705)	(1,167,194)	(96,955)
Net Increase (Decrease)—Signal Shares	(386,383)	(33,798)	365,265	31,068
Institutional Shares
Issued	551,727	47,829	613,776	50,882
Issued in Lieu of Cash Distributions	44,670	3,890	44,475	3,710
Redeemed	(488,345)	(42,542)	(201,539)	(16,651)
Net Increase (Decrease) —Institutional Shares	108,052	9,177	456,712	37,941
Institutional Plus Shares
Issued	42,650	3,684	138,285	11,387
Issued in Lieu of Cash Distributions	9,150	796	8,983	749
Redeemed	(57,146)	(4,975)	(14,605)	(1,216)
Net Increase (Decrease) —Institutional Plus Shares	(5,346)	(495)	132,663	10,920
ETF Shares
Issued	530,844	6,200	1,650,916	18,654
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(867,510)	(10,400)	(115,571)	(1,300)
Net Increase (Decrease)—ETF Shares	(336,666)	(4,200)	1,535,345	17,354

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

50

Long-Term Bond Index Fund

Fund Profile
As of December 31, 2013

Share-Class Characteristics
	Investor	Institutional	Institutional
	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBLTX	VBLLX	VBLIX	BLV
Expense Ratio[1]	0.20%	0.07%	0.05%	0.10%
30-Day SEC Yield	4.54%	4.67%	4.69%	4.64%

Financial Attributes
		Barclays
		Long
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,655	1,842	8,701
Yield to Maturity
(before expenses)	4.7%	4.8%	2.4%
Average Coupon	5.3%	5.3%	3.3%
Average Duration	13.9 years	13.9 years	5.5 years
Average Effective
Maturity	23.9 years	24.0 years	7.5 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Finance	9.7%
Foreign	14.0
Industrial	32.1
Treasury/Agency	35.0
Utilities	9.0
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.83
Beta	1.01	3.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	35.1%
Aaa	1.7
Aa	7.1
A	25.5
Baa	30.6

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	0.2
3 - 5 Years	0.1
5 - 10 Years	1.7
10 - 20 Years	24.3
20 - 30 Years	71.2
Over 30 Years	2.3

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

51

Long-Term Bond Index Fund

Investment Focus

52

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2003, Through December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund Investor
Shares	-9.13%	6.19%	6.25%	$18,328
Spliced Barclays U.S. Long
Government/Credit Float Adjusted
Index	-8.83	6.41	6.36	18,519
Spliced Corporate A-Rated Debt Funds
Average	-1.78	6.73	4.12	14,971
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	15,640

For a benchmark description, see the Glossary.
Spliced Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/2/2006)	Investment
Long-Term Bond Index Fund Institutional
Shares	-9.01%	6.34%	6.45%	$8,196,004
Spliced Barclays U.S. Long
Government/Credit Float Adjusted Index	-8.83	6.41	6.41	8,175,025
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.95	7,327,600
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.

53

Long-Term Bond Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2013
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(10/6/2011)	Investment
Long-Term Bond Index Fund Institutional Plus
Shares	-8.99%	1.10%	$102,478,718
Barclays U.S. Long Government/Credit Float
Adjusted Index	-8.83	1.12	102,526,464
Spliced Barclays U.S. Aggregate Float Adjusted
Index	-1.97	1.68	103,802,817
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Long-Term Bond Index Fund
ETF Shares Net Asset Value	-9.03%	6.26%	6.79%	$15,577
Spliced Barclays U.S. Long
Government/Credit Float Adjusted Index	-8.83	6.41	6.84	15,622
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.91	13,821
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2013
			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Long-Term Bond Index Fund ETF Shares Market
Price	-8.91%	33.73%	56.12%
Long-Term Bond Index Fund ETF Shares Net Asset
Value	-9.03	35.47	55.77
Spliced Barclays U.S. Long Government/Credit Float
Adjusted Index	-8.83	36.40	56.22
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

54

Long-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2003, Through December 31, 2013
				Spliced
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	5.62%	2.78%	8.40%	8.56%
2005	5.15	0.17	5.32	5.34
2006	5.29	-2.62	2.67	2.71
2007	5.55	1.04	6.59	6.60
2008	5.81	2.83	8.64	8.44
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	3.76	-12.89	-9.13	-8.83
For a benchmark description, see the Glossary.

55

Long-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.625%	8/15/43	166,180	156,131	2.7%
United States Treasury Note/Bond	2.750%	8/15/42	148,023	116,684	2.0%
United States Treasury Note/Bond	3.125%	2/15/43	135,190	115,144	2.0%
United States Treasury Note/Bond	4.250%	11/15/40	108,350	114,749	2.0%
United States Treasury Note/Bond	2.750%	11/15/42	125,625	98,793	1.7%
United States Treasury Note/Bond	4.750%	2/15/41	77,355	88,595	1.6%
United States Treasury Note/Bond	4.375%	5/15/40	67,978	73,501	1.3%
United States Treasury Note/Bond	3.875%	8/15/40	67,055	66,740	1.2%
United States Treasury Note/Bond	3.000%	5/15/42	77,915	64,998	1.1%
United States Treasury Note/Bond	4.375%	11/15/39	55,225	59,729	1.1%
United States Treasury Note/Bond	4.375%	5/15/41	54,925	59,310	1.0%
United States Treasury Note/Bond	3.125%	11/15/41	68,095	58,509	1.0%
United States Treasury Note/Bond	4.625%	2/15/40	51,701	58,099	1.0%
United States Treasury Note/Bond	4.250%	5/15/39	50,773	53,882	0.9%
United States Treasury Note/Bond	5.375%	2/15/31	43,735	53,411	0.9%
United States Treasury Note/Bond	2.875%	5/15/43	64,715	52,177	0.9%
United States Treasury Note/Bond	5.500%	8/15/28	41,680	51,214	0.9%
United States Treasury Note/Bond	4.500%	5/15/38	42,065	46,416	0.8%
United States Treasury Note/Bond	6.875%	8/15/25	33,665	45,721	0.8%
United States Treasury Note/Bond	3.125%	2/15/42	52,948	45,419	0.8%
United States Treasury Note/Bond	6.125%	8/15/29	34,015	44,539	0.8%
United States Treasury Note/Bond	5.250%	11/15/28	35,405	42,486	0.7%
United States Treasury Note/Bond	4.500%	8/15/39	28,031	30,918	0.5%
United States Treasury Note/Bond	6.250%	5/15/30	19,860	26,442	0.5%
United States Treasury Note/Bond	2.750%	11/15/23	27,075	26,432	0.5%
United States Treasury Note/Bond	4.375%	2/15/38	22,298	24,151	0.4%
United States Treasury Note/Bond	5.000%	5/15/37	20,000	23,691	0.4%
United States Treasury Note/Bond	3.750%	11/15/43	23,000	22,116	0.4%

56

Long-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	3.500%	2/15/39	21,295	19,954	0.4%
	United States Treasury Note/Bond	6.125%	11/15/27	14,775	19,171	0.3%
	United States Treasury Note/Bond	4.500%	2/15/36	17,090	18,935	0.3%
	United States Treasury Note/Bond	1.750%	5/15/23	19,106	17,186	0.3%
	United States Treasury Note/Bond	5.250%	2/15/29	13,915	16,698	0.3%
	United States Treasury Note/Bond	6.375%	8/15/27	11,955	15,831	0.3%
	United States Treasury
	Note/Bond	2.500%–7.625%	8/15/23–8/15/41	34,155	43,187	0.8%
					1,870,959	32.6%
Agency Bonds and Notes
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	21,490	0.4%
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	10,067	12,690	0.2%
1	Federal National Mortgage Assn.	6.250%	5/15/29	11,900	14,841	0.3%
1	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	12,412	0.2%
1	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	12,077	0.2%
1	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	11,760	0.2%
[1,2]	Federal National
	Mortgage Assn.	5.625%–6.210%	4/18/36–8/6/38	7,160	8,361	0.1%
	Agency Bonds and Notes—Other †				61,629	1.1%
					155,260	2.7%
Total U.S. Government and Agency Obligations (Cost $2,103,093)					2,026,219	35.3%
Corporate Bonds
Finance
	Banking
	Goldman Sachs Group Inc.	6.750%	10/1/37	15,690	17,307	0.3%
3	Banking—Other †				244,936	4.3%
	Brokerage †				7,984	0.1%
	Finance Companies
	General Electric Capital Corp.	5.875%	1/14/38	19,425	21,951	0.4%
	General Electric Capital Corp.	6.750%	3/15/32	16,330	20,154	0.4%
	General Electric
	Capital Corp.	6.150%–6.875%	8/7/37–1/10/39	16,030	19,644	0.3%
	Insurance
2	American International Group Inc.	8.175%	5/15/68	10,575	12,690	0.2%
	Berkshire Hathaway
	Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	6,300	6,227	0.1%
	Berkshire Hathaway Inc.	4.500%	2/11/43	2,125	1,965	0.1%
	Insurance—Other †				166,221	2.9%
	Other Finance †				1,919	0.0%
	Real Estate Investment Trusts †				15,274	0.3%
					536,272	9.4%
Industrial
	Basic Industry
	Lubrizol Corp.	6.500%	10/1/34	925	1,121	0.0%
3	Basic Industry—Other †				170,708	3.0%
	Capital Goods
	General Electric Co.	4.125%	10/9/42	6,400	5,866	0.1%
3	Capital Goods—Other †				118,902	2.1%
	Communication
	Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	2,825	3,660	0.1%

57

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	1,079	0.0%
AT&T Corp.	8.000%	11/15/31	1,696	2,257	0.0%
AT&T Inc.	4.300%–6.550%	6/15/34–6/15/45	46,836	47,427	0.8%
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,365	0.0%
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,118	2,480	0.1%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	2,646	2,838	0.1%
BellSouth
Telecommunications LLC	0.000%–6.375%	6/1/28–12/15/95	2,150	2,223	0.0%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	9,900	14,064	0.3%
GTE Corp.	6.940%	4/15/28	2,675	3,027	0.1%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	2,215	3,111	0.1%
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,217	0.0%
Verizon Communications Inc.	6.550%	9/15/43	44,005	51,532	0.9%
Verizon Communications Inc.	6.400%	9/15/33	19,050	21,963	0.4%
Verizon
Communications Inc.	3.850%–7.750%	12/1/30–11/1/42	35,273	39,060	0.7%
Verizon Maryland LLC	5.125%	6/15/33	950	924	0.0%
Verizon New England Inc.	7.875%	11/15/29	490	571	0.0%
Verizon New York Inc.	7.375%	4/1/32	1,175	1,327	0.0%
3 Communication—Other †				230,556	4.0%
3 Consumer Cyclical †				236,991	4.1%
3 Consumer Noncyclical †				391,292	6.8%
Energy †				242,631	4.2%
Other Industrial †				8,776	0.2%
Technology †				88,916	1.6%
Transportation
2 BNSF Funding Trust I	6.613%	12/15/55	850	932	0.0%
Burlington Northern
Santa Fe LLC	4.375%–7.950%	12/15/25–9/1/43	17,915	18,712	0.3%
3 Transportation—Other †				74,288	1.3%
				1,791,816	31.3%
Utilities
Electric
MidAmerican Energy Co.	5.750%–6.750%	12/30/31–10/15/36	4,270	4,963	0.1%
3 MidAmerican Energy
Holdings Co.	5.150%–8.480%	9/15/28–11/15/43	13,370	14,978	0.2%
Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	4,075	4,777	0.1%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	9,843	10,945	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	670	813	0.0%
Electric—Other †				315,459	5.5%
3 Natural Gas †				147,386	2.6%
Other Utility †				7,765	0.1%
				507,086	8.8%
Total Corporate Bonds (Cost $2,788,579)				2,835,174	49.5%

58

Long-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
2	Federative Republic
	of Brazil	4.250%–11.000%	4/15/24–1/7/41	53,745	61,875	1.1%
	Pemex Project Funding
	Master Trust	6.625%	6/15/35–6/15/38	8,995	9,345	0.2%
2	Petroleos Mexicanos	2.290%–6.500%	1/18/24–6/27/44	20,275	19,883	0.3%
	United Mexican States	6.050%	1/11/40	14,295	15,546	0.3%
	United Mexican States	4.750%	3/8/44	14,215	12,805	0.2%
	United Mexican States	5.750%–8.300%	8/15/31–10/12/10	21,197	23,919	0.4%
	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other †				295,918	5.2%
Total Sovereign Bonds (Cost $467,670)					439,291	7.7%
Taxable Municipal Bonds
	Illinois GO	5.100%	6/1/33	20,130	18,757	0.3%
	Taxable Municipal Bonds—Other †				338,051	5.9%
Total Taxable Municipal Bonds (Cost $338,838)					356,808	6.2%

				Shares
Temporary Cash Investment
Money Market Fund
4	Vanguard Market Liquidity Fund
	(Cost $18,370)	0.125%		18,369,830	18,370	0.3%
Total Investments (Cost $5,716,550)					5,675,862	99.0%
Other Assets and Liabilities
Other Assets					100,343	1.7%
Liabilities					(41,022)	(0.7%)
					59,321	1.0%
Net Assets					5,735,183	100.0%

59

Long-Term Bond Index Fund

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,798,950
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(23,079)
Unrealized Appreciation (Depreciation)	(40,688)
Net Assets	5,735,183

Investor Shares—Net Assets
Applicable to 162,714,418 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,018,753
Net Asset Value Per Share—Investor Shares	$12.41

Institutional Shares—Net Assets
Applicable to 143,791,101 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,783,928
Net Asset Value Per Share—Institutional Shares	$12.41

Institutional Plus Shares—Net Assets
Applicable to 116,374,069 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,443,809
Net Asset Value Per Share—Institutional Plus Shares	$12.41

ETF Shares—Net Assets
Applicable to 6,000,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	488,693
Net Asset Value Per Share—ETF Shares	$81.45

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

2 The average or expected maturity is shorter than the final maturity becuase of the possibility of interim principal payments and prepayments or the possibility of the issue beinig called.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $14,185,000, representing 0.2% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO - General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	253,202
Total Income	253,202
Expenses
The Vanguard Group—Note B
Investment Advisory Services	193
Management and Administrative—Investor Shares	4,103
Management and Administrative—Institutional Shares	667
Management and Administrative—Institutional Plus Shares	242
Management and Administrative—ETF Shares	427
Marketing and Distribution—Investor Shares	590
Marketing and Distribution—Institutional Shares	406
Marketing and Distribution—Institutional Plus Shares	214
Marketing and Distribution—ETF Shares	198
Custodian Fees	45
Auditing Fees	39
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	16
Trustees’ Fees and Expenses	7
Total Expenses	7,151
Net Investment Income	246,051
Realized Net Gain (Loss) on Investment Securities Sold	14,569
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(825,885)
Net Increase (Decrease) in Net Assets Resulting from Operations	(565,265)
1 Interest income from an affiliated company of the fund was $33,000.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	246,051	223,101
Realized Net Gain (Loss)	14,569	164,814
Change in Unrealized Appreciation (Depreciation)	(825,885)	60,925
Net Increase (Decrease) in Net Assets Resulting from Operations	(565,265)	448,840
Distributions
Net Investment Income
Investor Shares	(101,049)	(112,809)
Institutional Shares	(71,742)	(56,818)
Institutional Plus Shares	(44,188)	(24,405)
ETF Shares	(29,072)	(29,069)
Realized Capital Gain[1]
Investor Shares	(4,474)	(45,929)
Institutional Shares	(2,680)	(23,876)
Institutional Plus Shares	(936)	(6,776)
ETF Shares	(1,238)	(12,833)
Total Distributions	(255,379)	(312,515)
Capital Share Transactions
Investor Shares	(538,463)	111,752
Institutional Shares	443,518	371,209
Institutional Plus Shares	1,159,289	(41,665)
ETF Shares	(217,791)	279,376
Net Increase (Decrease) from Capital Share Transactions	846,553	720,672
Total Increase (Decrease)	25,909	856,997
Net Assets
Beginning of Period	5,709,274	4,852,277
End of Period	5,735,183	5,709,274

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $811,000 and $16,561,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Long-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.27	$13.91	$12.04	$11.56	$11.98
Investment Operations
Net Investment Income	.557	.570	.587	.595	.608
Net Realized and Unrealized Gain (Loss)
on Investments	(1.837)	.591	1.991	.583	(.420)
Total from Investment Operations	(1.280)	1.161	2.578	1.178	.188
Distributions
Dividends from Net Investment Income	(.557)	(.570)	(.587)	(.595)	(.608)
Distributions from Realized Capital Gains	(.023)	(.231)	(.121)	(.103)	—
Total Distributions	(.580)	(.801)	(.708)	(.698)	(.608)
Net Asset Value, End of Period	$12.41	$14.27	$13.91	$12.04	$11.56

Total Return[1]	-9.13%	8.49%	22.06%	10.27%	1.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,019	$2,904	$2,727	$2,250	$2,049
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.21%	4.00%	4.62%	4.87%	5.33%
Portfolio Turnover Rate[2]	50%	41%	45%	54%	69%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.27	$13.91	$12.04	$11.56	$11.98
Investment Operations
Net Investment Income	.574	.589	.606	.613	.625
Net Realized and Unrealized Gain (Loss)
on Investments	(1.837)	.591	1.991	.583	(.420)
Total from Investment Operations	(1.263)	1.180	2.597	1.196	.205
Distributions
Dividends from Net Investment Income	(.574)	(.589)	(.606)	(.613)	(.625)
Distributions from Realized Capital Gains	(.023)	(.231)	(.121)	(.103)	—
Total Distributions	(.597)	(.820)	(.727)	(.716)	(.625)
Net Asset Value, End of Period	$12.41	$14.27	$13.91	$12.04	$11.56

Total Return	-9.01%	8.63%	22.24%	10.44%	1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,784	$1,576	$1,174	$1,229	$509
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.34%	4.13%	4.77%	5.02%	5.48%
Portfolio Turnover Rate[1]	50%	41%	45%	54%	69%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
			Oct. 6,
	Year Ended		2011[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$14.27	$13.91	$13.69
Investment Operations
Net Investment Income	.577	.592	.152
Net Realized and Unrealized Gain (Loss) on Investments	(1.837)	.591	.341
Total from Investment Operations	(1.260)	1.183	.493
Distributions
Dividends from Net Investment Income	(.577)	(.592)	(.152)
Distributions from Realized Capital Gains	(.023)	(.231)	(.121)
Total Distributions	(.600)	(.823)	(.273)
Net Asset Value, End of Period	$12.41	$14.27	$13.91

Total Return	-8.99%	8.65%	3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,444	$424	$440
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	4.36%	4.15%	4.79%[2]
Portfolio Turnover Rate[3]	50%	41%	45%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Long-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$93.73	$91.40	$79.07	$75.91	$78.66
Investment Operations
Net Investment Income	3.813	3.790	3.904	3.954	4.005
Net Realized and Unrealized Gain (Loss)
on Investments	(12.129)	3.851	13.127	3.836	(2.750)
Total from Investment Operations	(8.316)	7.641	17.031	7.790	1.255
Distributions
Dividends from Net Investment Income	(3.813)	(3.790)	(3.904)	(3.954)	(4.005)
Distributions from Realized Capital Gains	(.151)	(1.521)	(.797)	(.676)	—
Total Distributions	(3.964)	(5.311)	(4.701)	(4.630)	(4.005)
Net Asset Value, End of Period	$81.45	$93.73	$91.40	$79.07	$75.91

Total Return	-9.03%	8.49%	22.18%	10.36%	1.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$489	$806	$512	$324	$311
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.31%	4.10%	4.73%	4.98%	5.43%
Portfolio Turnover Rate[1]	50%	41%	45%	54%	69%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

66

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the fund had contributed capital of $631,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

67

Long-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,026,219	—
Corporate Bonds	—	2,835,174	—
Sovereign Bonds	—	439,291	—
Taxable Municipal Bonds	—	356,808	—
Temporary Cash Investments	18,370	—	—
Total	18,370	5,657,492	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at December 31, 2013, the fund had available capital losses totaling $20,710,000 that may be carried forward indefinitely to offset future net capital gains.

During the year ended December 31, 2013, the fund realized $37,167,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2013, the cost of investment securities for tax purposes was $5,718,998,000. Net unrealized depreciation of investment securities for tax purposes was $43,136,000, consisting of unrealized gains of $218,115,000 on securities that had risen in value since their purchase and $261,251,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the fund purchased $1,403,914,000 of investment securities and sold $668,686,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,582,854,000 and $2,486,740,000, respectively. Total purchases and sales include $140,401,000 and $332,117,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Long-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	419,097	31,273	864,958	60,629
Issued in Lieu of Cash Distributions	91,692	6,934	138,563	9,703
Redeemed	(1,049,252)	(79,063)	(891,769)	(62,746)
Net Increase (Decrease)—Investor Shares	(538,463)	(40,856)	111,752	7,586
Institutional Shares
Issued	803,345	61,587	538,584	38,068
Issued in Lieu of Cash Distributions	67,973	5,171	74,915	5,242
Redeemed	(427,800)	(33,429)	(242,290)	(17,244)
Net Increase (Decrease) —Institutional Shares	443,518	33,329	371,209	26,066
Institutional Plus Shares
Issued	1,142,252	85,377	277,344	19,782
Issued in Lieu of Cash Distributions	45,125	3,475	30,299	2,113
Redeemed	(28,088)	(2,169)	(349,308)	(23,803)
Net Increase (Decrease) —Institutional Plus Shares	1,159,289	86,683	(41,665)	(1,908)
ETF Shares
Issued	125,513	1,400	288,310	3,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(343,304)	(4,000)	(8,934)	(100)
Net Increase (Decrease)—ETF Shares	(217,791)	(2,600)	279,376	3,000

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2014

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Special 2013 tax information (unaudited) for Vanguard Short-Term Bond Index Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $109,101,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 82.2% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Intermediate-Term Bond Index Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $204,879,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 84.0% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Long-Term Bond Index Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $8,517,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 75.8% of income dividends are interest-related dividends.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2013	12/31/2013	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,006.53	$1.01
Admiral Shares	1,000.00	1,007.03	0.51
Signal Shares	1,000.00	1,007.03	0.51
Institutional Shares	1,000.00	1,007.18	0.35
Institutional Plus Shares	1,000.00	1,007.29	0.25
ETF Shares	1,000.00	1,007.14	0.51
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,001.28	$1.01
Admiral Shares	1,000.00	1,001.78	0.50
Signal Shares	1,000.00	1,001.78	0.50
Institutional Shares	1,000.00	1,001.93	0.35
Institutional Plus Shares	1,000.00	1,002.03	0.25
ETF Shares	1,000.00	1,001.43	0.50
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$985.17	$1.00
Institutional Shares	1,000.00	985.81	0.35
Institutional Plus Shares	1,000.00	985.91	0.25
ETF Shares	1,000.00	985.25	0.50

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Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2013	12/31/2013	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

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R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index: Barclays U.S. 1–5 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index: Barclays U.S. 5–10 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index: Barclays U.S. Long Government/Credit Bond Index through December 31, 2009; Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Spliced 1–5 Year Investment-Grade Debt Funds Average: Based on average returns for 1–5 Year U.S. Government Funds through December 31, 2001, and average returns for 1–5 Year Investment Grade Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Corporate A-Rated Debt Funds Average: Based on average returns for General Government Funds through December 31, 2001, and average returns for Corporate A-Rated Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for Intermediate U.S. Government Funds through December 31, 2001; Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q3140 022014

Annual Report | December 31, 2013
Vanguard Total Bond Market Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	11
Financial Statements.	14
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	2.11%	2.29%	-4.55%	-2.26%
Admiral™ Shares	2.23	2.40	-4.55	-2.15
Signal® Shares	2.23	2.40	-4.55	-2.15
Institutional Shares	2.24	2.41	-4.55	-2.14
Institutional Plus Shares	2.26	2.43	-4.55	-2.12
ETF Shares	2.23
Market Price				-2.11
Net Asset Value				-2.14
Barclays U.S. Aggregate Float Adjusted Index				-1.97
Spliced Intermediate Investment-Grade Debt
Funds Average				-1.78
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares, Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

While domestic stocks enjoyed a banner year in 2013 as investors became more confident about the health of the economy, the broad U.S. taxable bond market posted its first calendar-year loss in more than a decade. Concern about when the Federal Reserve might begin to reduce its massive bond-buying program contributed to a steep rise in bond yields, especially for higher-rated and longer-dated securities.

Because bond yields and prices move in opposite directions, U.S. investment-grade bonds (as defined by independent rating agencies) as a whole experienced price declines over the year. With only about half of those losses being offset by income earned, Investor Shares of the Total Bond Market Index Fund returned –2.26% for the 12 months ended December 31, 2013. That performance came close to matching the –1.97% return of the fund’s expense-free benchmark but lagged the average return of –1.78% for its peer group, which includes actively managed funds.

Falling bond prices pushed the 30-day SEC yield for the fund’s Investor Shares up to 2.11% on December 31, 2013, compared with 1.49% a year earlier.

2

Please note that in December, we announced plans to streamline Vanguard’s share-class offerings by phasing out Signal Shares. Your fund’s Signal Shares will be converted to Admiral Shares by October 2014.

Before moving on to discuss the markets, I want to mention an important transition at Vanguard. We announced in November that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Bond returns faltered as the Fed’s phaseout loomed
The broad U.S. taxable bond market returned –2.02% in 2013, its first negative calendar-year return since 1999, when it returned –0.82%, as investors sold bonds in anticipation of further price declines. Municipal bonds returned –2.55% in aggregate.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%. As for money market funds and savings accounts, returns remained tiny as the Fed held short-term interest rates between 0% and 0.25%.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.02%	3.26%	4.44%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.55	4.83	5.89
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

Stocks
Russell 1000 Index (Large-caps)	33.11%	16.30%	18.59%
Russell 2000 Index (Small-caps)	38.82	15.67	20.08
Russell 3000 Index (Broad U.S. market)	33.55	16.24	18.71
MSCI All Country World Index ex USA (International)	15.29	5.14	12.81

CPI
Consumer Price Index	1.50%	2.07%	2.08%

3

Earnings, optimism, and stimulus made it a big year for U.S. stocks
For the 12 months ended December 31, U.S. stocks surged about 34%, their best calendar-year finish since 1995. Corporations posted solid earnings, and investors placed a higher premium on those earnings; the Federal Reserve’s easy monetary policy also supported stock markets.

International stocks, in aggregate, returned about 15%, with the developed markets of Europe and the Pacific region posting double-digit results and emerging-market stocks dipping into negative territory.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. While Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe . . . a balanced, diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

All eyes on the Federal Reserve
Throughout 2013, the Federal Reserve bought about $40 billion per month of mortgage bonds to support the housing market and about $45 billion per month of Treasuries to hold borrowing costs down for households and businesses. Given the magnitude of this support, it was not surprising that the bond market

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	Admiral	Signal	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Plus Shares	Shares	Average
Total Bond Market Index Fund	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%	0.84%

The fund expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the fund’s expense ratios were 0.20% for Investor Shares, 0.08% for Admiral Shares, 0.08% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.08% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Core Bond Funds Average.

4

swooned in the spring when Fed officials signaled that further improvements in the housing and labor markets might warrant a “tapering” of its purchases. The suspense over when the Fed might act ended in December with its announcement that gradual decreases would begin in January 2014.

The prospect of more solid footing for the economy and less accommodation from the Fed affected Treasuries the most. The yield of the 3-year Treasury note climbed 40 basis points over the year to 0.76%, while the 10-year yield jumped 121 basis points to 2.97%. (A basis point is one-hundredth of a percentage point.) The resulting decline in prices put the return for these securities, which made up roughly 40% of the fund’s assets, at –2.75% for the 12-month period. Long-term Treasuries, which are more sensitive to interest rate movements, lost more than four times that amount.

The higher yields generally available from bonds outside of Treasuries meant those securities produced more income to counter price declines. Government mortgage-backed securities, another heavyweight sector for the fund, had yields higher than comparable Treasuries primarily because they carry the additional risk of prepayment. They returned –1.41% for the year.

Corporate bonds, representing about one quarter of the fund at the end of the year, returned –1.53%, but here, too, riskier, higher-yielding investment-grade

Total Returns
Ten Years Ended December 31, 2013
Average
Annual Return
Total Bond Market Index Fund Investor Shares	4.42%
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.57
Spliced Intermediate Investment-Grade Debt Funds Average	3.98
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

bonds weathered the rise in interest rates better than their higher-rated counterparts. Corporate bonds rated Baa by Moody’s Investors Service returned –0.93%, while those rated Aaa returned –4.69%.

Financials produced a positive return as investor sentiment toward the sector continued to improve, while industrials and utilities turned in negative results. Shorter-term corporate bonds held up better than their longer-term counterparts.

A better perspective on performance through a longer-term lens
Thankfully for bond investors, returns have not always been so low. Even including this year’s poor result, Investor Shares of the fund had an average annual return of 4.42% for the ten years ended December 31, 2013, and they have had less extreme swings in performance from one calendar year to the next than the broad U.S. stock market over the same period. Although some of that performance came from price appreciation, the bulk of it came from income generated when bond yields were higher than they are now.

A low expense ratio helped the fund fulfill its investment strategy of closely tracking its benchmark (4.57%) during the ten-year period. The portfolio also outpaced the average return of its peers (3.98%), a group that includes index funds as well as actively managed funds.

Bob Auwaerter’s retirement marks the end of a remarkable era
In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, Bob held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

6

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 16, 2014

7

Your Fund’s Performance at a Glance
December 31, 2012, Through December 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market Index Fund
Investor Shares	$11.09	$10.56	$0.256	$0.026
Admiral Shares	11.09	10.56	0.269	0.026
Signal Shares	11.09	10.56	0.269	0.026
Institutional Shares	11.09	10.56	0.270	0.026
Institutional Plus Shares	11.09	10.56	0.272	0.026
ETF Shares	83.92	79.91	2.031	0.198

8

Total Bond Market Index Fund

Fund Profile
As of December 31, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBMFX	VBTLX	VBTSX	VBTIX	VBMPX	BND
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	2.11%	2.23%	2.23%	2.24%	2.26%	2.23%

Financial Attributes
		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	5,249	8,701
Yield to Maturity
(before expenses)	2.4%	2.4%
Average Coupon	3.5%	3.3%
Average Duration	5.5 years	5.5 years
Average Effective
Maturity	7.5 years	7.5 years
Short-Term
Reserves	2.5%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.4%
Commercial Mortgage-Backed	2.1
Finance	8.3
Foreign	6.5
Government Mortgage-Backed	21.3
Industrial	14.0
Treasury/Agency	44.1
Utilities	2.8
Other	0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	65.4%
Aaa	5.0
Aa	4.2
A	12.5
Baa	12.9

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.7%
1 - 3 Years	26.5
3 - 5 Years	20.0
5 - 10 Years	35.0
10 - 20 Years	6.8
20 - 30 Years	9.6
Over 30 Years	0.4

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.08% for Admiral Shares, 0.08% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.08% for ETF Shares.

9

Total Bond Market Index Fund

Investment Focus

10

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2003, Through December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Investor
Shares	-2.26%	4.28%	4.42%	$15,415
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	15,640
Spliced Intermediate Investment-Grade
Debt Funds Average	-1.78	6.16	3.98	14,771

For a benchmark description, see the Glossary.

Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Admiral
Shares	-2.15%	4.39%	4.53%	$15,570
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	15,640

See Financial Highlights for dividend and capital gains information.

11

Total Bond Market Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2013
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/1/2006)	Investment
Total Bond Market Index Fund Signal Shares	-2.15%	4.39%	4.95%	$14,255
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	5.01	14,315
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standard.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Shares	-2.14%	4.43%	4.56%	$7,810,879
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.57	7,819,919

				Final Value
	One	Five	Ten	of a $100,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Plus Shares	-2.12%	4.44%	4.57%	$156,338,911
Spliced Barclays U.S. Aggregate Float Adjusted
Index	-1.97	4.50	4.57	156,398,373

The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. For the periods ended December 31, 2013, the returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional Plus Shares from then on.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Total Bond Market Index FundETF Shares
Net Asset Value	-2.14%	4.37%	4.82%	$13,736
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.50	4.91	13,821
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

12

Total Bond Market Index Fund

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2013
			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Total Bond Market Index Fund ETF Shares Market
Price	-2.11%	20.69%	37.50%
Total Bond Market Index Fund ETF Shares Net
Asset Value	-2.14	23.84	37.36
Spliced Barclays U.S. Aggregate Float Adjusted
Index	-1.97	24.60	38.21
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 31, 2003, Through December 31, 2013
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.43%	-0.19%	4.24%	4.34%
2005	4.43	-2.03	2.40	2.43
2006	4.97	-0.70	4.27	4.33
2007	5.22	1.70	6.92	6.97
2008	4.85	0.20	5.05	5.24
2009	4.26	1.67	5.93	5.93
2010	3.55	2.87	6.42	6.58
2011	3.30	4.26	7.56	7.92
2012	2.63	1.42	4.05	4.32
2013	2.29	-4.55	-2.26	-1.97
For a benchmark description, see the Glossary.

13

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	0.375%	11/15/15	774,369	774,849	0.7%
United States Treasury Note/Bond	1.750%	5/15/23	755,748	679,818	0.6%
United States Treasury Note/Bond	0.375%	6/15/15	649,520	650,839	0.6%
United States Treasury Note/Bond	6.250%	8/15/23	496,404	636,484	0.6%
United States Treasury Note/Bond	0.250%	5/15/16	637,695	633,709	0.6%
United States Treasury Note/Bond	0.250%	2/15/15	626,838	627,327	0.6%
United States Treasury Note/Bond	0.375%	4/15/15	623,195	624,653	0.6%
United States Treasury Note/Bond	1.500%	8/31/18	623,260	619,950	0.6%
United States Treasury Note/Bond	2.125%	11/30/14	598,846	609,422	0.6%
United States Treasury Note/Bond	0.625%	7/15/16	565,590	566,297	0.5%
United States Treasury Note/Bond	0.250%	7/15/15	558,835	558,835	0.5%
United States Treasury Note/Bond	0.375%	2/15/16	542,755	542,245	0.5%
United States Treasury Note/Bond	1.000%	5/31/18	541,255	529,331	0.5%
United States Treasury Note/Bond	0.875%	1/31/18	527,215	516,998	0.5%
United States Treasury Note/Bond	0.250%	10/15/15	512,405	511,683	0.5%
United States Treasury Note/Bond	0.250%	8/15/15	505,229	505,072	0.5%
United States Treasury Note/Bond	2.500%	6/30/17	473,135	496,498	0.5%
United States Treasury Note/Bond	2.500%	8/15/23	513,585	492,158	0.5%
United States Treasury Note/Bond	2.750%	11/15/23	501,440	489,531	0.4%
United States Treasury Note/Bond	3.000%	9/30/16	452,335	480,746	0.4%
United States Treasury Note/Bond	4.750%	8/15/17	416,570	470,466	0.4%
United States Treasury Note/Bond	3.500%	5/15/20	409,488	441,350	0.4%
United States Treasury Note/Bond	0.375%	1/15/16	438,200	438,064	0.4%
United States Treasury Note/Bond	2.625%	11/15/20	425,174	431,552	0.4%
United States Treasury Note/Bond	2.750%	11/15/42	541,919	426,171	0.4%
United States Treasury Note/Bond	1.375%	5/31/20	439,675	416,249	0.4%
United States Treasury Note/Bond	2.375%	6/30/18	397,275	411,863	0.4%
United States Treasury Note/Bond	1.250%	11/30/18	411,875	402,863	0.4%
United States Treasury Note/Bond	3.625%	2/15/21	366,502	395,020	0.4%
United States Treasury Note/Bond	4.500%	11/15/15	365,884	394,181	0.4%
United States Treasury Note/Bond	2.375%	5/31/18	370,220	384,162	0.4%
United States Treasury Note/Bond	1.375%	1/31/20	388,708	371,457	0.3%
United States Treasury Note/Bond	3.125%	5/15/21	352,640	367,077	0.3%

14

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	0.625%	11/30/17	374,425	364,948	0.3%
	United States Treasury Note/Bond	3.250%	6/30/16	339,965	362,702	0.3%
	United States Treasury Note/Bond	2.375%	2/28/15	351,287	360,069	0.3%
	United States Treasury Note/Bond	3.000%	8/31/16	332,417	353,090	0.3%
	United States Treasury Note/Bond	2.000%	11/15/21	363,657	346,496	0.3%
	United States Treasury Note/Bond	3.875%	5/15/18	310,948	342,627	0.3%
	United States Treasury Note/Bond	0.625%	8/15/16	337,575	337,575	0.3%
	United States Treasury Note/Bond	8.750%	8/15/20	238,040	333,739	0.3%
	United States Treasury Note/Bond	2.375%	12/31/20	334,100	332,376	0.3%
	United States Treasury Note/Bond	5.125%	5/15/16	299,480	331,860	0.3%
	United States Treasury Note/Bond	3.125%	1/31/17	306,380	327,539	0.3%
	United States Treasury Note/Bond	0.125%	4/30/15	319,900	319,500	0.3%
	United States Treasury Note/Bond	1.375%	9/30/18	319,306	315,264	0.3%
	United States Treasury Note/Bond	2.750%	2/28/18	296,045	312,650	0.3%
	United States Treasury Note/Bond	2.750%	5/31/17	294,770	311,996	0.3%
	United States Treasury
	Note/Bond	0.125%–11.250%	10/31/14–11/15/43	19,698,542	20,458,524	18.9%
					42,407,875	39.2%
Agency Bonds and Notes
1	Federal Home Loan
	Mortgage Corp.	0.500%–6.750%	1/26/15–7/15/32	1,394,899	1,440,020	1.3%
1	Federal National
	Mortgage Assn.	0%–8.200%	3/16/15–7/15/37	1,699,185	1,775,949	1.7%
	Agency Bonds and
	Notes—Other †				991,475	0.9%
					4,207,444	3.9%
Conventional Mortgage-Backed Securities
[1,2,3] Fannie Mae Pool		3.000%	1/1/29	308,395	314,474	0.3%
[1,2,3] Fannie Mae Pool		2.000%–11.000%	1/1/14–1/1/44	10,092,871	10,474,483	9.7%
[1,2,3] Freddie Mac Gold Pool		2.000%–10.000%	1/1/14–1/1/44	6,249,639	6,475,815	6.0%
[1,3]	Freddie Mac Non Gold
	Pool	8.000%–10.500%	12/1/15–3/1/20	20	22	0.0%
[2,3]	Ginnie Mae I Pool	3.000%–11.500%	1/15/14–1/1/44	2,203,011	2,335,457	2.1%
[2,3]	Ginnie Mae II Pool	3.000%	8/20/43	369,614	357,875	0.3%
[2,3]	Ginnie Mae II Pool	2.500%–8.500%	4/20/18–1/1/44	4,225,721	4,407,565	4.1%
					24,365,691	22.5%
Nonconventional Mortgage-Backed Securities
[1,3,4] Fannie Mae Pool		1.438%–6.116%	11/1/32–7/1/43	464,967	476,357	0.4%
[1,3,4] Freddie Mac Non Gold
	Pool	1.730%–6.328%	4/1/33–3/1/42	173,868	181,032	0.2%
[3,4]	Ginnie Mae II Pool	1.625%–5.000%	6/20/29–6/20/43	172,824	179,130	0.2%
					836,519	0.8%
Total U.S. Government and Agency Obligations (Cost $71,478,669)					71,817,529	66.4%
[5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,653,033) †					2,836,291	2.6%
Corporate Bonds
Finance
5	Banking †				5,590,482	5.2%
5	Brokerage †				207,667	0.2%
5	Finance Companies †				670,590	0.6%
5	Insurance †				1,485,102	1.4%
	Other Finance †				51,512	0.0%
5	Real Estate Investment Trusts †				619,965	0.6%
					8,625,318	8.0%

15

Total Bond Market Index Fund

				Market	Percentage
				Value	of Net
				($000)	Assets
Industrial
	Basic Industry †			1,417,837	1.3%
5	Capital Goods †			1,267,286	1.2%
5	Communication †			2,580,942	2.4%
5	Consumer Cyclical †			1,888,948	1.7%
5	Consumer Noncyclical †			3,570,629	3.3%
5	Energy †			1,892,525	1.8%
5	Other Industrial †			53,877	0.0%
5	Technology †			1,283,849	1.2%
5	Transportation †			507,608	0.5%
				14,463,501	13.4%
Utilities
5	Electric †			1,871,457	1.7%
5	Natural Gas †			964,644	0.9%
	Other Utility †			36,314	0.0%
				2,872,415	2.6%
Total Corporate Bonds (Cost $25,176,178)				25,961,234	24.0%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $5,820,367) †				5,838,782	5.4%
Taxable Municipal Bonds (Cost $962,075) †				1,025,113	1.0%

		Coupon	Shares
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund
	(Cost $2,788,041)	0.125%	2,788,040,796	2,788,041	2.6%
Total Investments (Cost $108,878,363)				110,266,990	102.0%
Other Assets and Liabilities
Other Assets				2,023,902	1.9%
Liabilities				(4,175,471)	(3.9%)
				(2,151,569)	(2.0%)
Net Assets				108,115,421	100.0%

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	106,724,247
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,547
Unrealized Appreciation (Depreciation)	1,388,627
Net Assets	108,115,421

Investor Shares—Net Assets
Applicable to 752,065,019 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,938,896
Net Asset Value Per Share—Investor Shares	$10.56

16

Total Bond Market Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,168,915,588 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	33,450,400
Net Asset Value Per Share—Admiral Shares	$10.56

Signal Shares—Net Assets
Applicable to 973,455,296 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,275,732
Net Asset Value Per Share—Signal Shares	$10.56

Institutional Shares—Net Assets
Applicable to 1,914,195,039 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,205,715
Net Asset Value Per Share—Institutional Shares	$10.56

Institutional Plus Shares—Net Assets
Applicable to 1,762,751,183 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,607,208
Net Asset Value Per Share—Institutional Plus Shares	$10.56

ETF Shares—Net Assets
Applicable to 220,723,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,637,470
Net Asset Value Per Share—ETF Shares	$79.91

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2013.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $224,298,000, representing 0.2% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	2,880,979
Total Income	2,880,979
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,795
Management and Administrative—Investor Shares	16,599
Management and Administrative—Admiral Shares	20,331
Management and Administrative—Signal Shares	5,667
Management and Administrative—Institutional Shares	7,861
Management and Administrative—Institutional Plus Shares	4,286
Management and Administrative—ETF Shares	8,176
Marketing and Distribution—Investor Shares	2,751
Marketing and Distribution—Admiral Shares	5,528
Marketing and Distribution—Signal Shares	3,287
Marketing and Distribution—Institutional Shares	5,686
Marketing and Distribution—Institutional Plus Shares	3,619
Marketing and Distribution—ETF Shares	4,670
Custodian Fees	1,283
Auditing Fees	45
Shareholders’ Reports—Investor Shares	73
Shareholders’ Reports—Admiral Shares	32
Shareholders’ Reports—Signal Shares	84
Shareholders’ Reports—Institutional Shares	126
Shareholders’ Reports—Institutional Plus Shares	63
Shareholders’ Reports—ETF Shares	310
Trustees’ Fees and Expenses	140
Total Expenses	94,412
Net Investment Income	2,786,567
Realized Net Gain (Loss) on Investment Securities Sold	186,970
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(5,493,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,519,473)
1 Interest income from an affiliated company of the fund was $6,318,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,786,567	2,931,208
Realized Net Gain (Loss)	186,970	895,845
Change in Unrealized Appreciation (Depreciation)	(5,493,010)	518,467
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,519,473)	4,345,520
Distributions
Net Investment Income
Investor Shares	(234,458)	(314,951)
Admiral Shares	(854,682)	(891,746)
Signal Shares	(297,984)	(313,291)
Institutional Shares	(522,499)	(625,592)
Institutional Plus Shares	(442,677)	(344,935)
ETF Shares	(434,267)	(440,693)
Realized Capital Gain[1]
Investor Shares	(24,380)	(70,625)
Admiral Shares	(83,008)	(208,039)
Signal Shares	(28,879)	(73,540)
Institutional Shares	(50,535)	(136,043)
Institutional Plus Shares	(42,229)	(89,745)
ETF Shares	(42,985)	(103,303)
Total Distributions	(3,058,583)	(3,612,503)
Capital Share Transactions
Investor Shares	(3,348,785)	(885,346)
Admiral Shares	(375,365)	3,945,471
Signal Shares	(1,712,566)	1,570,109
Institutional Shares	(1,234,164)	(489,700)
Institutional Plus Shares	3,150,527	6,746,640
ETF Shares	545,368	3,265,455
Net Increase (Decrease) from Capital Share Transactions	(2,974,985)	14,152,629
Total Increase (Decrease)	(8,553,041)	14,885,646
Net Assets
Beginning of Period	116,668,462	101,782,816
End of Period	108,115,421	116,668,462

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $10,552,000 and $277,968,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	. 256	. 285.337		.362	.421
Net Realized and Unrealized Gain (Loss)
on Investments	(. 504)	.156	.451	.297	.170
Total from Investment Operations	(.248)	.441	.788	.659	. 591
Distributions
Dividends from Net Investment Income	(.256)	(.285)	(. 337)	(. 362)	(. 421)
Distributions from Realized Capital Gains	(. 026)	(. 066)	(. 051)	(. 047)	—
Total Distributions	(.282)	(. 351)	(. 388)	(.409)	(.421)
Net Asset Value, End of Period	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return[1]	-2.26%	4.05%	7.56%	6.42%	5.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,939	$11,794	$12,584	$14,437	$19,555
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.55%	3.12%	3.38%	4.09%
Portfolio Turnover Rate[2]	73%[3]	80%[3]	73%[3]	75%[3]	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	.269	.296	.350	.374	.432
Net Realized and Unrealized Gain (Loss)
on Investments	(. 504)	.156	.451	.297	.170
Total from Investment Operations	(.235)	.452	. 801.671		.602
Distributions
Dividends from Net Investment Income	(. 269)	(. 296)	(. 350)	(. 374)	(.432)
Distributions from Realized Capital Gains	(. 026)	(. 066)	(. 051)	(. 047)	—
Total Distributions	(. 295)	(. 362)	(. 401)	(.421)	(.432)
Net Asset Value, End of Period	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return[1]	-2.15%	4.15%	7.69%	6.54%	6.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,450	$35,533	$31,366	$27,200	$17,932
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.65%	3.24%	3.49%	4.19%
Portfolio Turnover Rate[2]	73%[3]	80%[3]	73%[3]	75%[3]	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Signal Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	.269	.296	.350	.374	.432
Net Realized and Unrealized Gain (Loss)
on Investments	(. 504)	.156	.451	.297	.170
Total from Investment Operations	(.235)	.452	. 801.671		.602
Distributions
Dividends from Net Investment Income	(. 269)	(. 296)	(. 350)	(. 374)	(.432)
Distributions from Realized Capital Gains	(. 026)	(. 066)	(. 051)	(. 047)	—
Total Distributions	(. 295)	(. 362)	(. 401)	(.421)	(.432)
Net Asset Value, End of Period	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return	-2.15%	4.15%	7.69%	6.54%	6.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,276	$12,586	$10,938	$8,813	$8,450
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.65%	3.24%	3.49%	4.19%
Portfolio Turnover Rate[1]	73%[2]	80%[2]	73%[2]	75%[2]	80%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	. 270.299		.353	.378	.437
Net Realized and Unrealized Gain (Loss)
on Investments	(. 504)	.156	.451	.297	.170
Total from Investment Operations	(.234)	.455	.804	.675	.607
Distributions
Dividends from Net Investment Income	(.270)	(. 299)	(. 353)	(. 378)	(.437)
Distributions from Realized Capital Gains	(. 026)	(. 066)	(. 051)	(. 047)	—
Total Distributions	(. 296)	(. 365)	(. 404)	(.425)	(. 437)
Net Asset Value, End of Period	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return	-2.14%	4.18%	7.72%	6.58%	6.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,206	$22,494	$22,812	$20,419	$15,692
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.68%	3.27%	3.53%	4.24%
Portfolio Turnover Rate[1]	73%[2]	80%[2]	73%[2]	75%[2]	80%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares
				Feb. 5,
				2010[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.50
Investment Operations
Net Investment Income	. 272.301		.355	.343
Net Realized and Unrealized Gain (Loss) on Investments	(.504)	.156	.451	.147
Total from Investment Operations	(.232)	.457	.806	.490
Distributions
Dividends from Net Investment Income	(.272)	(. 301)	(. 355)	(. 343)
Distributions from Realized Capital Gains	(. 026)	(. 066)	(. 051)	(. 047)
Total Distributions	(.298)	(.367)	(.406)	(.390)
Net Asset Value, End of Period	$10.56	$11.09	$11.00	$10.60

Total Return	-2.12%	4.20%	7.74%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,607	$16,294	$9,486	$6,358
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	2.52%	2.70%	3.29%	3.55%[2]
Portfolio Turnover Rate [3]	73%[4]	80%[4]	73%[4]	75%[4]

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total Bond Market Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$83.92	$83.31	$80.21	$78.31	$76.93
Investment Operations
Net Investment Income	2.031	2.222	2.598	2.793	3.163
Net Realized and Unrealized Gain (Loss)
on Investments	(3.812)	1.111	3.487	2.256	1.380
Total from Investment Operations	(1.781)	3.333	6.085	5.049	4.543
Distributions
Dividends from Net Investment Income	(2.031)	(2.222)	(2.598)	(2.793)	(3.163)
Distributions from Realized Capital Gains	(.198)	(. 501)	(. 387)	(.356)	—
Total Distributions	(2.229)	(2.723)	(2.985)	(3.149)	(3.163)
Net Asset Value, End of Period	$79.91	$83.92	$83.31	$80.21	$78.31

Total Return	-2.14%	4.04%	7.71%	6.51%	6.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,637	$17,968	$14,596	$9,048	$6,242
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.65%	3.24%	3.49%	4.19%
Portfolio Turnover Rate[1]	73%[2]	80%[2]	73%[2]	75%[2]	80%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The

26

Total Bond Market Index Fund

primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the fund had contributed capital of $12,251,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.90% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

27

Total Bond Market Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	71,817,520	9
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,836,289	2
Corporate Bonds	—	25,961,231	3
Sovereign Bonds	—	5,838,782	—
Taxable Municipal Bonds	—	1,025,113	—
Temporary Cash Investments	2,788,041	—	—
Total	2,788,041	107,478,935	14

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2013, the fund realized $54,010,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $46,846,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2013, the fund had short-term and long-term capital gains of $1,753,000 and $10,950,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At December 31, 2013, the cost of investment securities for tax purposes was $108,888,519,000. Net unrealized appreciation of investment securities for tax purposes was $1,378,471,000, consisting of unrealized gains of $3,078,062,000 on securities that had risen in value since their purchase and $1,699,591,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the fund purchased $8,298,113,000 of investment securities and sold $5,694,854,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $75,247,578,000 and $80,222,073,000, respectively. Total purchases and sales include $1,804,730,000 and $1,348,811,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

28

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,420,671	130,390	3,004,609	271,304
Issued in Lieu of Cash Distributions	246,555	22,813	366,587	33,018
Redeemed	(5,016,011)	(465,110)	(4,256,542)	(383,796)
Net Increase (Decrease)—Investor Shares	(3,348,785)	(311,907)	(885,346)	(79,474)
Admiral Shares
Issued	6,534,069	604,049	7,014,203	631,886
Issued in Lieu of Cash Distributions	860,542	79,740	1,011,310	91,066
Redeemed	(7,769,976)	(720,245)	(4,080,042)	(367,793)
Net Increase (Decrease) —Admiral Shares	(375,365)	(36,456)	3,945,471	355,159
Signal Shares
Issued	3,912,890	361,499	4,823,976	434,974
Issued in Lieu of Cash Distributions	288,775	26,743	343,228	30,909
Redeemed	(5,914,231)	(550,120)	(3,597,095)	(324,510)
Net Increase (Decrease)—Signal Shares	(1,712,566)	(161,878)	1,570,109	141,373
Institutional Shares
Issued	6,543,589	605,896	7,813,071	705,177
Issued in Lieu of Cash Distributions	539,989	50,025	725,517	65,345
Redeemed	(8,317,742)	(770,852)	(9,028,288)	(814,314)
Net Increase (Decrease) —Institutional Shares	(1,234,164)	(114,931)	(489,700)	(43,792)
Institutional Plus Shares
Issued	6,791,909	630,634	7,964,692	717,892
Issued in Lieu of Cash Distributions	464,040	43,038	405,539	36,496
Redeemed	(4,105,422)	(380,801)	(1,623,591)	(146,504)
Net Increase (Decrease) —Institutional Plus Shares	3,150,527	292,871	6,746,640	607,884
ETF Shares
Issued	2,356,538	29,000	3,974,327	47,323
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,811,170)	(22,400)	(708,872)	(8,400)
Net Increase (Decrease)—ETF Shares	545,368	6,600	3,265,455	38,923

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets - investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2014

Special 2013 tax information (unaudited) for Vanguard Total Bond Market Index Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $308,310,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 86.3% of income dividends are interest-related dividends.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	6/30/2013	12/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,002.86	$1.01
Admiral Shares	1,000.00	1,003.46	0.40
Signal Shares	1,000.00	1,003.46	0.40
Institutional Shares	1,000.00	1,003.51	0.35
Institutional Plus Shares	1,000.00	1,003.61	0.25
ETF Shares	1,000.00	1,003.15	0.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.80	0.41
Signal Shares	1,000.00	1,024.80	0.41
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.08% for Admiral Shares, 0.08% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.08% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

33

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Intermediate U.S. Government Funds Average through December 31, 2001; Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
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Q840 022014

Annual Report | December 31, 2013
Vanguard Total Bond Market II Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	126
Glossary.	128

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.05%	2.00%	-4.26%	-2.26%
Institutional Shares	2.12	2.06	-4.26	-2.20
Barclays U.S. Aggregate Float Adjusted Index				-1.97
Spliced Core Bond Funds Average				-1.78

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2012, Through December 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.97	$10.49	$0.221	$0.013
Institutional Shares	10.97	10.49	0.228	0.013

Chairman’s Letter

Dear Shareholder,

While domestic stocks enjoyed a banner year in 2013 as investors became more confident about the health of the economy, the broad U.S. taxable bond market posted its first calendar-year loss in more than a decade. Concern about when the Federal Reserve might begin to reduce its massive bond-buying program contributed to a sharp rise in bond yields, especially for higher-rated and longer-dated securities.

Because bond yields and prices move in opposite directions, U.S. bonds rated investment grade (as determined by independent credit agencies) as a whole experienced price declines over the year. With less than half those losses being offset by income earned, Investor Shares of the Total Bond Market II Index Fund returned –2.26% for the 12 months ended December 31, 2013. That performance nearly matched the –1.97% return of the fund’s expense-free benchmark but lagged the average return of –1.78% for its peer group, which includes actively managed funds.

Falling bond prices pushed the 30-day SEC yield for the fund’s Investor Shares up to 2.05% on December 31, compared with 1.41% a year earlier.

Before moving on to discuss the markets, I want to mention an important transition at Vanguard. We announced in November that Robert F. Auwaerter, principal and head of Vanguard’s Fixed Income Group,

intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Bond returns faltered as the Fed’s phaseout loomed
The broad U.S. taxable bond market returned –2.02% in 2013, its first negative calendar-year return since 1999, when it returned –0.82%, as investors sold bonds in anticipation of further price declines. Municipal bonds returned –2.55% in aggregate.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%. As for money market funds and savings accounts, returns remained tiny as the Fed held short-term interest rates between 0% and 0.25%.

Earnings, optimism, and stimulus made it a big year for U.S. stocks
For the 12 months ended December 31, U.S. stocks surged about 34%, their best calendar-year finish since 1995. Corporations posted solid earnings, and investors placed a higher premium on those earnings; the Fed’s easy monetary policy also supported stock markets.

International stocks, in aggregate, returned about 15%, with the developed markets of Europe and the Pacific region posting double-digit results and emerging-market stocks dipping into negative territory.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.02%	3.26%	4.44%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.55	4.83	5.89
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

Stocks
Russell 1000 Index (Large-caps)	33.11%	16.30%	18.59%
Russell 2000 Index (Small-caps)	38.82	15.67	20.08
Russell 3000 Index (Broad U.S. market)	33.55	16.24	18.71
MSCI All Country World Index ex USA (International)	15.29	5.14	12.81

CPI
Consumer Price Index	1.50%	2.07%	2.08%

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. While Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe a balanced and diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

All eyes were on the Federal Reserve as it announced ‘tapering’
Throughout 2013, the Federal Reserve bought about $40 billion per month of mortgage bonds to support the housing market and about $45 billion per month of Treasuries to hold borrowing costs down for households and businesses. Given the magnitude of this support, it was not surprising that the bond market swooned in the spring when Fed officials signaled that further improvements in the housing and labor markets might warrant a “tapering” of its purchases. The suspense over when the Fed might act ended in December with its announcement that gradual decreases would begin in January 2014.

The prospect of a more solid footing for the economy and less accommodation from the Fed affected Treasuries the most. The yield of the 3-year Treasury note climbed 40 basis points over the year to 0.76%, while the 10-year yield jumped

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.12%	0.05%	0.84%

The fund expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the fund’s expense ratios were 0.12% for Investor Shares and 0.05% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Core Bond Funds Average.

121 basis points to 2.97%. (A basis point is one-hundredth of a percentage point.) The resulting decline in prices put the return for Treasuries, which made up roughly 40% of the fund’s assets, at –2.75% for the 12-month period. Long-term Treasuries, which are more sensitive to interest rate movements, lost more than four times that amount.

The higher yields generally available from bonds outside of Treasuries meant those securities produced more income to counter price declines. Government mortgage-backed securities, another heavyweight sector that accounted for a little less than one-quarter of the portfolio at the end of the year, had yields higher than comparable Treasuries primarily because they carry the additional risk of prepayment. They returned –1.41% for the year.

Corporate bonds, representing more than one-fifth of the fund, returned –1.53%. But here, too, riskier, higher-yielding investment-grade bonds weathered the rise in interest rates better than their higher-rated counterparts. Corporate bonds rated Baa by Moody’s Investors Service returned –0.93%, while those rated Aaa returned –4.69%.

Financials produced a positive return as investor sentiment toward the sector continued to improve, while industrials and utilities turned in negative results. Shorter-term corporate bonds held up better than their longer-term counterparts.

Total Returns
Inception Through December 31, 2013
Average
Annual Return
Total Bond Market II Index Fund Investor Shares (Returns since inception: 1/26/2009)	4.39%
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.65
Spliced Core Bond Funds Average	6.22

For a benchmark description, see the Glossary.

Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund has a short but solid track record
Vanguard Total Bond Market II Index Fund was launched about five years ago. The fund’s average annual return for that period was 4.39%, not far off that of its benchmark (4.65%).

Credit for this good start is due to the fund’s advisor, the Vanguard Fixed Income Group, whose deep experience and sophisticated portfolio tracking techniques have enabled the fund to track the performance of its benchmark closely while keeping the costs associated with doing that very low.

Bob Auwaerter’s retirement marks the end of a remarkable era
In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, Bob held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and has been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 22, 2014

Total Bond Market II Index Fund

Fund Profile
As of December 31, 2013

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.12%	0.05%
30-Day SEC Yield	2.05%	2.12%

Financial Attributes
		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	5,121	8,701
Yield to Maturity
(before expenses)	2.4%	2.4%
Average Coupon	3.2%	3.3%
Average Duration	5.5 years	5.5 years
Average Effective
Maturity	7.4 years	7.5 years
Short-Term
Reserves	0.1%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.4%
Commercial Mortgage-Backed	1.7
Finance	7.9
Foreign	6.1
Government Mortgage-Backed	22.0
Industrial	13.7
Treasury/Agency	44.8
Utilities	2.7
Other	0.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.1%
1 - 3 Years	26.3
3 - 5 Years	19.6
5 - 10 Years	34.9
10 - 20 Years	6.6
20 - 30 Years	9.1
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	66.8%
Aaa	4.7
Aa	3.9
A	12.0
Baa	12.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratios were 0.12% for Investor Shares and 0.05% for Institutional Shares.

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2009, Through December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(1/26/2009)	Investment
Total Bond Market II Index Fund
Investor Shares	-2.26%	4.39%	$12,359
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.65	12,514
Spliced Core Bond Funds Average	-1.78	6.22	13,465

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(2/17/2009)	Investment
Total Bond Market II Index Fund Institutional
Shares	-2.20%	4.39%	$6,163,924
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-1.97	4.62	6,228,499
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Fiscal-Year Total Returns (%): January 26, 2009, Through December 31, 2013
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	2.00	-4.26	-2.26	-1.97
For a benchmark description, see the Glossary.

Total Bond Market II Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (67.9%)
U.S. Government Securities (41.9%)
United States Treasury Note/Bond	0.375%	11/15/14	210,245	210,640
United States Treasury Note/Bond	2.125%	11/30/14	121,075	123,213
United States Treasury Note/Bond	0.250%	12/15/14	165,845	165,974
United States Treasury Note/Bond	0.125%	12/31/14	274,378	274,293
United States Treasury Note/Bond	2.625%	12/31/14	850,725	871,330
United States Treasury Note/Bond	0.250%	1/15/15	301,045	301,280
United States Treasury Note/Bond	2.250%	1/31/15	105,850	108,215
United States Treasury Note/Bond	0.250%	2/15/15	209,419	209,582
United States Treasury Note/Bond	4.000%	2/15/15	4,570	4,763
United States Treasury Note/Bond	11.250%	2/15/15	159,350	178,969
United States Treasury Note/Bond	0.250%	2/28/15	168,275	168,379
United States Treasury Note/Bond	2.375%	2/28/15	1,000	1,025
United States Treasury Note/Bond	0.375%	3/15/15	37,375	37,451
United States Treasury Note/Bond	0.250%	3/31/15	133,150	133,213
United States Treasury Note/Bond	0.375%	4/15/15	348,550	349,366
United States Treasury Note/Bond	0.125%	4/30/15	3,275	3,271
United States Treasury Note/Bond	0.250%	5/15/15	134,075	134,158
United States Treasury Note/Bond	4.125%	5/15/15	126,175	132,877
United States Treasury Note/Bond	0.250%	5/31/15	35,570	35,587
United States Treasury Note/Bond	2.125%	5/31/15	925	950
United States Treasury Note/Bond	0.375%	6/15/15	142,375	142,664
United States Treasury Note/Bond	1.875%	6/30/15	163,800	167,767
United States Treasury Note/Bond	0.250%	7/15/15	593,435	593,435
United States Treasury Note/Bond	0.250%	7/31/15	30,000	29,995
United States Treasury Note/Bond	1.750%	7/31/15	15,000	15,349
United States Treasury Note/Bond	0.250%	8/15/15	444,982	444,844
United States Treasury Note/Bond	4.250%	8/15/15	34,850	37,077
United States Treasury Note/Bond	10.625%	8/15/15	1,775	2,070
United States Treasury Note/Bond	1.250%	8/31/15	25,000	25,398
United States Treasury Note/Bond	0.250%	9/15/15	181,000	180,830
United States Treasury Note/Bond	0.250%	9/30/15	147,500	147,361
United States Treasury Note/Bond	0.250%	10/15/15	284,695	284,294
United States Treasury Note/Bond	0.250%	10/31/15	42,875	42,815
United States Treasury Note/Bond	1.250%	10/31/15	193,835	197,045
United States Treasury Note/Bond	0.375%	11/15/15	402,568	402,818
United States Treasury Note/Bond	4.500%	11/15/15	29,850	32,159
United States Treasury Note/Bond	9.875%	11/15/15	69,875	82,234

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	11/30/15	115,425	117,662
United States Treasury Note/Bond	0.250%	12/15/15	135,743	135,446
United States Treasury Note/Bond	0.250%	12/31/15	600,000	598,314
United States Treasury Note/Bond	2.125%	12/31/15	375,000	387,832
United States Treasury Note/Bond	0.375%	1/15/16	364,102	363,989
United States Treasury Note/Bond	2.000%	1/31/16	2,115	2,184
United States Treasury Note/Bond	0.375%	2/15/16	406,825	406,443
United States Treasury Note/Bond	4.500%	2/15/16	355,275	385,974
United States Treasury Note/Bond	9.250%	2/15/16	17,000	20,156
United States Treasury Note/Bond	2.125%	2/29/16	9,406	9,748
United States Treasury Note/Bond	0.375%	3/15/16	336,750	336,225
United States Treasury Note/Bond	2.375%	3/31/16	24,900	25,970
United States Treasury Note/Bond	0.250%	5/15/16	571,700	568,127
United States Treasury Note/Bond	5.125%	5/15/16	135,850	150,538
United States Treasury Note/Bond	7.250%	5/15/16	48,425	56,067
United States Treasury Note/Bond	1.750%	5/31/16	143,425	147,548
United States Treasury Note/Bond	3.250%	5/31/16	3,050	3,247
United States Treasury Note/Bond	0.500%	6/15/16	325,825	325,470
United States Treasury Note/Bond	1.500%	6/30/16	26,537	27,147
United States Treasury Note/Bond	0.625%	7/15/16	151,700	151,890
United States Treasury Note/Bond	1.500%	7/31/16	69,500	71,085
United States Treasury Note/Bond	0.625%	8/15/16	201,120	201,120
United States Treasury Note/Bond	4.875%	8/15/16	22,875	25,413
United States Treasury Note/Bond	1.000%	8/31/16	144,200	145,530
United States Treasury Note/Bond	3.000%	8/31/16	84,375	89,622
United States Treasury Note/Bond	0.875%	9/15/16	715,670	719,807
United States Treasury Note/Bond	1.000%	9/30/16	91,350	92,121
United States Treasury Note/Bond	3.000%	9/30/16	72,150	76,682
United States Treasury Note/Bond	0.625%	10/15/16	206,400	206,012
United States Treasury Note/Bond	1.000%	10/31/16	105,062	105,850
United States Treasury Note/Bond	3.125%	10/31/16	102,475	109,329
United States Treasury Note/Bond	0.625%	11/15/16	756,525	754,165
United States Treasury Note/Bond	0.875%	11/30/16	125,208	125,599
United States Treasury Note/Bond	2.750%	11/30/16	249,165	263,337
United States Treasury Note/Bond	0.625%	12/15/16	500,000	497,970
United States Treasury Note/Bond	0.875%	12/31/16	135,000	135,296
United States Treasury Note/Bond	3.250%	12/31/16	86,325	92,584
United States Treasury Note/Bond	0.875%	1/31/17	88,125	88,208
United States Treasury Note/Bond	3.125%	1/31/17	212,675	227,362
United States Treasury Note/Bond	4.625%	2/15/17	3,425	3,820
United States Treasury Note/Bond	0.875%	2/28/17	95,521	95,491
United States Treasury Note/Bond	3.000%	2/28/17	5,300	5,647
United States Treasury Note/Bond	1.000%	3/31/17	109,355	109,594
United States Treasury Note/Bond	3.250%	3/31/17	115,650	124,269
United States Treasury Note/Bond	0.875%	4/30/17	587,650	585,817
United States Treasury Note/Bond	3.125%	4/30/17	78,275	83,779
United States Treasury Note/Bond	4.500%	5/15/17	36,125	40,308
United States Treasury Note/Bond	8.750%	5/15/17	56,744	71,302
United States Treasury Note/Bond	0.625%	5/31/17	95,260	94,010
United States Treasury Note/Bond	2.750%	5/31/17	210,580	222,886
United States Treasury Note/Bond	0.750%	6/30/17	57,760	57,147
United States Treasury Note/Bond	2.500%	6/30/17	71,625	75,162
United States Treasury Note/Bond	0.500%	7/31/17	350,560	343,111
United States Treasury Note/Bond	2.375%	7/31/17	143,425	149,835
United States Treasury Note/Bond	8.875%	8/15/17	41,325	52,728

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.625%	8/31/17	249,040	244,370
United States Treasury Note/Bond	1.875%	8/31/17	81,700	83,858
United States Treasury Note/Bond	0.625%	9/30/17	12,945	12,674
United States Treasury Note/Bond	1.875%	9/30/17	52,200	53,521
United States Treasury Note/Bond	0.750%	10/31/17	6,315	6,199
United States Treasury Note/Bond	4.250%	11/15/17	3,865	4,302
United States Treasury Note/Bond	0.625%	11/30/17	21,225	20,688
United States Treasury Note/Bond	0.875%	1/31/18	140,495	137,772
United States Treasury Note/Bond	2.625%	1/31/18	2,575	2,707
United States Treasury Note/Bond	3.500%	2/15/18	47,980	52,073
United States Treasury Note/Bond	0.750%	2/28/18	96,295	93,737
United States Treasury Note/Bond	0.750%	3/31/18	75,380	73,213
United States Treasury Note/Bond	0.625%	4/30/18	122,705	118,295
United States Treasury Note/Bond	2.625%	4/30/18	26,125	27,415
United States Treasury Note/Bond	3.875%	5/15/18	25,200	27,767
United States Treasury Note/Bond	9.125%	5/15/18	11,300	14,983
United States Treasury Note/Bond	1.000%	5/31/18	334,092	326,732
United States Treasury Note/Bond	2.375%	5/31/18	33,300	34,554
United States Treasury Note/Bond	1.375%	6/30/18	95,020	94,278
United States Treasury Note/Bond	2.375%	6/30/18	177,475	183,992
United States Treasury Note/Bond	1.375%	7/31/18	70,000	69,343
United States Treasury Note/Bond	2.250%	7/31/18	94,450	97,313
United States Treasury Note/Bond	4.000%	8/15/18	35,765	39,654
United States Treasury Note/Bond	1.500%	8/31/18	160,000	159,150
United States Treasury Note/Bond	1.375%	9/30/18	299,725	295,930
United States Treasury Note/Bond	1.250%	10/31/18	146,905	143,967
United States Treasury Note/Bond	1.750%	10/31/18	147,280	147,856
United States Treasury Note/Bond	3.750%	11/15/18	202,750	222,392
United States Treasury Note/Bond	1.250%	11/30/18	667,075	652,479
United States Treasury Note/Bond	1.375%	11/30/18	107,560	105,913
United States Treasury Note/Bond	1.375%	12/31/18	228,625	224,695
United States Treasury Note/Bond	1.500%	12/31/18	225,750	223,140
United States Treasury Note/Bond	1.250%	1/31/19	50,775	49,490
United States Treasury Note/Bond	2.750%	2/15/19	80,365	84,157
United States Treasury Note/Bond	1.375%	2/28/19	208,800	204,363
United States Treasury Note/Bond	1.500%	3/31/19	34,900	34,300
United States Treasury Note/Bond	1.250%	4/30/19	65,075	63,000
United States Treasury Note/Bond	3.125%	5/15/19	8,125	8,653
United States Treasury Note/Bond	1.125%	5/31/19	124,725	119,659
United States Treasury Note/Bond	1.000%	6/30/19	189,025	179,604
United States Treasury Note/Bond	0.875%	7/31/19	121,400	114,230
United States Treasury Note/Bond	3.625%	8/15/19	175,150	190,695
United States Treasury Note/Bond	8.125%	8/15/19	2,209	2,941
United States Treasury Note/Bond	1.000%	8/31/19	219,069	207,020
United States Treasury Note/Bond	1.000%	9/30/19	42,300	39,894
United States Treasury Note/Bond	1.250%	10/31/19	11,600	11,085
United States Treasury Note/Bond	3.375%	11/15/19	138,400	148,737
United States Treasury Note/Bond	1.000%	11/30/19	25,000	23,461
United States Treasury Note/Bond	1.125%	12/31/19	110,015	103,827
United States Treasury Note/Bond	1.375%	1/31/20	133,000	127,097
United States Treasury Note/Bond	3.625%	2/15/20	26,240	28,536
United States Treasury Note/Bond	8.500%	2/15/20	5,018	6,874
United States Treasury Note/Bond	1.250%	2/29/20	15,300	14,468
United States Treasury Note/Bond	1.125%	4/30/20	259,175	241,963
United States Treasury Note/Bond	3.500%	5/15/20	164,995	177,833

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	5/31/20	110,615	104,721
United States Treasury Note/Bond	1.875%	6/30/20	147,670	143,932
United States Treasury Note/Bond	2.625%	8/15/20	98,220	100,108
United States Treasury Note/Bond	8.750%	8/15/20	21,755	30,501
United States Treasury Note/Bond	2.125%	8/31/20	111,975	110,417
United States Treasury Note/Bond	1.750%	10/31/20	192,375	184,318
United States Treasury Note/Bond	2.625%	11/15/20	225,145	228,522
United States Treasury Note/Bond	2.000%	11/30/20	270,250	262,775
United States Treasury Note/Bond	2.375%	12/31/20	230,000	228,813
United States Treasury Note/Bond	7.875%	2/15/21	67,550	91,784
United States Treasury Note/Bond	3.125%	5/15/21	229,845	239,255
United States Treasury Note/Bond	2.125%	8/15/21	381,860	369,331
United States Treasury Note/Bond	8.125%	8/15/21	34,550	47,998
United States Treasury Note/Bond	2.000%	11/15/21	526,291	501,455
United States Treasury Note/Bond	8.000%	11/15/21	9,450	13,109
United States Treasury Note/Bond	2.000%	2/15/22	161,535	153,004
United States Treasury Note/Bond	7.250%	8/15/22	75	101
United States Treasury Note/Bond	1.625%	11/15/22	141,406	127,398
United States Treasury Note/Bond	7.625%	11/15/22	150	208
United States Treasury Note/Bond	2.000%	2/15/23	142,139	131,589
United States Treasury Note/Bond	7.125%	2/15/23	2,675	3,601
United States Treasury Note/Bond	1.750%	5/15/23	303,742	273,225
United States Treasury Note/Bond	2.500%	8/15/23	314,810	301,676
United States Treasury Note/Bond	6.250%	8/15/23	31,045	39,806
United States Treasury Note/Bond	2.750%	11/15/23	470,589	459,413
United States Treasury Note/Bond	7.500%	11/15/24	1,650	2,326
United States Treasury Note/Bond	6.875%	8/15/25	93,750	127,324
United States Treasury Note/Bond	6.000%	2/15/26	1,750	2,229
United States Treasury Note/Bond	6.750%	8/15/26	4,300	5,834
United States Treasury Note/Bond	6.500%	11/15/26	101,715	135,504
United States Treasury Note/Bond	6.625%	2/15/27	56,650	76,345
United States Treasury Note/Bond	6.375%	8/15/27	6,850	9,071
United States Treasury Note/Bond	6.125%	11/15/27	350	454
United States Treasury Note/Bond	5.500%	8/15/28	30,775	37,815
United States Treasury Note/Bond	5.250%	11/15/28	32,342	38,810
United States Treasury Note/Bond	5.250%	2/15/29	21,575	25,890
United States Treasury Note/Bond	6.125%	8/15/29	76,930	100,731
United States Treasury Note/Bond	6.250%	5/15/30	3,435	4,573
United States Treasury Note/Bond	5.375%	2/15/31	284,875	347,904
United States Treasury Note/Bond	4.750%	2/15/37	163,000	186,712
United States Treasury Note/Bond	5.000%	5/15/37	35,084	41,558
United States Treasury Note/Bond	4.375%	2/15/38	49,200	53,289
United States Treasury Note/Bond	4.500%	5/15/38	40,079	44,225
United States Treasury Note/Bond	3.500%	2/15/39	149,805	140,372
United States Treasury Note/Bond	4.250%	5/15/39	79,425	84,290
United States Treasury Note/Bond	4.500%	8/15/39	50,306	55,486
United States Treasury Note/Bond	4.375%	11/15/39	107,905	116,706
United States Treasury Note/Bond	4.625%	2/15/40	20,305	22,818
United States Treasury Note/Bond	4.375%	5/15/40	99,820	107,930
United States Treasury Note/Bond	3.875%	8/15/40	44,745	44,535
United States Treasury Note/Bond	4.250%	11/15/40	103,577	109,694
United States Treasury Note/Bond	4.750%	2/15/41	140,092	160,449
United States Treasury Note/Bond	4.375%	5/15/41	24,535	26,494
United States Treasury Note/Bond	3.125%	11/15/41	1,230	1,057
United States Treasury Note/Bond	3.125%	2/15/42	40,509	34,749

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.000%	5/15/42	11,825	9,865
United States Treasury Note/Bond	2.750%	8/15/42	460,438	362,954
United States Treasury Note/Bond	2.750%	11/15/42	689,130	541,939
United States Treasury Note/Bond	3.125%	2/15/43	16,409	13,976
United States Treasury Note/Bond	2.875%	5/15/43	22,200	17,899
United States Treasury Note/Bond	3.625%	8/15/43	371,309	348,855
				30,399,237
Agency Bonds and Notes (3.6%)
Arab Republic of Egypt	4.450%	9/15/15	5,725	6,115
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	1,050	1,080
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	1,800	1,855
1 Federal Farm Credit Banks	0.270%	2/24/15	5,450	5,447
1 Federal Farm Credit Banks	0.500%	6/23/15	4,000	4,009
1 Federal Farm Credit Banks	1.500%	11/16/15	3,000	3,059
1 Federal Farm Credit Banks	4.875%	12/16/15	425	462
1 Federal Farm Credit Banks	1.050%	3/28/16	2,000	2,021
1 Federal Farm Credit Banks	5.125%	8/25/16	2,475	2,761
1 Federal Farm Credit Banks	4.875%	1/17/17	7,100	7,946
1 Federal Farm Credit Banks	5.150%	11/15/19	5,325	6,137
1 Federal Farm Credit Banks	3.500%	12/20/23	5,000	4,954
1 Federal Home Loan Banks	0.250%	1/16/15	27,200	27,216
1 Federal Home Loan Banks	0.250%	2/20/15	55,150	55,118
1 Federal Home Loan Banks	0.375%	8/28/15	55,000	55,012
1 Federal Home Loan Banks	0.500%	11/20/15	20,900	20,927
1 Federal Home Loan Banks	3.125%	3/11/16	13,525	14,282
1 Federal Home Loan Banks	5.375%	5/18/16	18,800	20,934
1 Federal Home Loan Banks	5.625%	6/13/16	825	916
1 Federal Home Loan Banks	0.375%	6/24/16	25,000	24,823
1 Federal Home Loan Banks	5.125%	10/19/16	8,125	9,082
1 Federal Home Loan Banks	4.750%	12/16/16	10,505	11,716
1 Federal Home Loan Banks	0.625%	12/28/16	9,900	9,848
1 Federal Home Loan Banks	4.875%	5/17/17	10,500	11,849
1 Federal Home Loan Banks	1.000%	6/21/17	7,450	7,439
1 Federal Home Loan Banks	4.875%	9/8/17	595	671
1 Federal Home Loan Banks	5.000%	11/17/17	30,695	35,092
1 Federal Home Loan Banks	2.750%	6/8/18	13,550	14,153
1 Federal Home Loan Banks	5.375%	8/15/18	5,250	6,062
1 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,302
1 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,616
1 Federal Home Loan Banks	3.375%	6/12/20	15,200	15,889
1 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,752
1 Federal Home Loan Banks	5.625%	6/11/21	16,950	19,890
1 Federal Home Loan Banks	2.125%	3/10/23	37,600	33,429
1 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,812
1 Federal Home Loan Banks	5.500%	7/15/36	6,025	6,928
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	985	1,029
2 Federal Home Loan Mortgage Corp.	5.050%	1/26/15	5,450	5,732
2 Federal Home Loan Mortgage Corp.	2.875%	2/9/15	7,670	7,896
2 Federal Home Loan Mortgage Corp.	0.500%	4/17/15	29,250	29,332
2 Federal Home Loan Mortgage Corp.	4.375%	7/17/15	56,124	59,592
2 Federal Home Loan Mortgage Corp.	1.750%	9/10/15	16,700	17,084
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,400	1,550
2 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	20,000	19,990
2 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	29,725	31,113
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	775	870

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	31,545	32,632
2 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	83,000	83,252
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	19,175	21,587
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	18,000	18,042
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,651
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	50,000	50,371
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	73,500	73,238
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	8,750	8,706
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	13,330
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	98,125	97,144
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	5,950	6,801
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	13,375	13,014
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	20,900	20,337
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	8,805	10,004
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	17,935
2 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	34,650
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	13,200	12,610
2 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	41,440
2 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	16,700	15,648
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	53,944
2 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,150	1,508
2 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	13,400	17,710
2 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,382	10,566
2 Federal National Mortgage Assn.	0.375%	3/16/15	40,525	40,551
2 Federal National Mortgage Assn.	0.500%	5/27/15	19,000	19,058
2 Federal National Mortgage Assn.	0.500%	7/2/15	3,750	3,759
2 Federal National Mortgage Assn.	2.375%	7/28/15	5,525	5,700
2 Federal National Mortgage Assn.	2.000%	9/21/15	12,595	12,931
2 Federal National Mortgage Assn.	0.500%	9/28/15	30,000	30,067
2 Federal National Mortgage Assn.	4.375%	10/15/15	51,825	55,486
2 Federal National Mortgage Assn.	1.625%	10/26/15	79,455	81,213
2 Federal National Mortgage Assn.	0.375%	12/21/15	13,525	13,518
2 Federal National Mortgage Assn.	5.000%	3/15/16	12,025	13,211
2 Federal National Mortgage Assn.	0.500%	3/30/16	74,650	74,614
2 Federal National Mortgage Assn.	2.375%	4/11/16	22,775	23,718
2 Federal National Mortgage Assn.	0.375%	7/5/16	22,700	22,554
2 Federal National Mortgage Assn.	0.625%	8/26/16	50,000	49,909
2 Federal National Mortgage Assn.	5.250%	9/15/16	7,225	8,099
2 Federal National Mortgage Assn.	1.250%	9/28/16	43,645	44,242
2 Federal National Mortgage Assn.	1.375%	11/15/16	31,470	31,996
2 Federal National Mortgage Assn.	1.250%	1/30/17	21,100	21,340
2 Federal National Mortgage Assn.	5.000%	2/13/17	50,225	56,526
2 Federal National Mortgage Assn.	1.125%	4/27/17	56,300	56,539
2 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	12,723
2 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	3,206
2 Federal National Mortgage Assn.	0.875%	8/28/17	15,650	15,477
2 Federal National Mortgage Assn.	0.875%	10/26/17	71,575	70,408
2 Federal National Mortgage Assn.	0.875%	12/20/17	71,025	69,714
2 Federal National Mortgage Assn.	0.875%	2/8/18	64,425	62,798
2 Federal National Mortgage Assn.	0.875%	5/21/18	47,380	45,847
2 Federal National Mortgage Assn.	1.875%	9/18/18	72,975	73,244
2 Federal National Mortgage Assn.	1.625%	11/27/18	41,640	41,178
2 Federal National Mortgage Assn.	0.000%	10/9/19	6,640	5,624
2 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	6,922
2 Federal National Mortgage Assn.	7.125%	1/15/30	7,120	9,632

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	7.250%	5/15/30	28,925	39,539
2	Federal National Mortgage Assn.	6.625%	11/15/30	16,295	21,174
2	Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,229
1	Financing Corp.	9.800%	4/6/18	850	1,134
1	Financing Corp.	10.350%	8/3/18	100	137
1	Financing Corp.	9.650%	11/2/18	2,375	3,185
1	Financing Corp.	9.700%	4/5/19	425	583
	Hashemite Kingdom of Jordan	2.503%	10/30/20	6,375	6,224
	Private Export Funding Corp.	1.375%	2/15/17	1,000	1,010
	Private Export Funding Corp.	2.250%	12/15/17	1,775	1,821
	Private Export Funding Corp.	1.875%	7/15/18	2,200	2,203
	Private Export Funding Corp.	4.375%	3/15/19	3,217	3,560
	Private Export Funding Corp.	1.450%	8/15/19	2,300	2,190
	Private Export Funding Corp.	4.300%	12/15/21	3,035	3,257
	Private Export Funding Corp.	2.800%	5/15/22	1,125	1,079
	Private Export Funding Corp.	2.050%	11/15/22	15,350	13,625
	Private Export Funding Corp.	2.450%	7/15/24	4,750	4,240
	Resolution Funding Corp.	8.125%	10/15/19	100	131
	Resolution Funding Corp.	8.875%	7/15/20	100	137
	State of Israel	5.500%	9/18/23	6,375	7,370
	State of Israel	5.500%	12/4/23	6,502	7,483
	State of Israel	5.500%	4/26/24	5,075	5,856
1	Tennessee Valley Authority	5.500%	7/18/17	6,400	7,329
1	Tennessee Valley Authority	4.500%	4/1/18	6,425	7,111
1	Tennessee Valley Authority	1.750%	10/15/18	9,500	9,434
1	Tennessee Valley Authority	3.875%	2/15/21	5,170	5,453
1	Tennessee Valley Authority	1.875%	8/15/22	3,750	3,326
1	Tennessee Valley Authority	6.750%	11/1/25	550	697
1	Tennessee Valley Authority	7.125%	5/1/30	8,975	11,801
1	Tennessee Valley Authority	4.650%	6/15/35	3,425	3,402
1	Tennessee Valley Authority	5.880%	4/1/36	4,265	4,922
1	Tennessee Valley Authority	5.500%	6/15/38	850	936
1	Tennessee Valley Authority	5.250%	9/15/39	3,150	3,310
1	Tennessee Valley Authority	3.500%	12/15/42	5,500	4,344
1	Tennessee Valley Authority	4.875%	1/15/48	14,075	13,520
1	Tennessee Valley Authority	5.375%	4/1/56	2,770	2,804
1	Tennessee Valley Authority	4.625%	9/15/60	3,365	2,989
					2,597,261
Conventional Mortgage-Backed Securities (21.8%)
[2,3]	Fannie Mae Pool	2.000%	8/1/28–10/1/28	58,751	56,485
[2,3,4] Fannie Mae Pool		2.500%	3/1/27–1/1/43	379,996	374,940
[2,3,4] Fannie Mae Pool		3.000%	11/1/20–1/1/44	1,178,067	1,153,180
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–1/1/44	1,390,807	1,404,883
[2,3,4] Fannie Mae Pool		4.000%	6/1/18–1/1/44	1,257,033	1,305,664
[2,3,4] Fannie Mae Pool		4.500%	1/1/15–1/1/44	875,217	931,131
[2,3,4] Fannie Mae Pool		5.000%	3/1/17–1/1/44	663,641	721,394
[2,3,4] Fannie Mae Pool		5.500%	9/1/14–1/1/44	537,333	591,158
[2,3]	Fannie Mae Pool	6.000%	1/1/00–1/1/44	348,363	387,872
[2,3]	Fannie Mae Pool	6.500%	4/1/16–5/1/40	127,580	142,968
[2,3]	Fannie Mae Pool	7.000%	9/1/14–12/1/38	36,957	41,954
[2,3]	Fannie Mae Pool	7.500%	7/1/30–12/1/32	360	410
[2,3]	Fannie Mae Pool	8.000%	12/1/29	40	46
[2,3]	Freddie Mac Gold Pool	2.000%	8/1/28	12,509	11,991
[2,3,4] Freddie Mac Gold Pool		2.500%	2/1/28–2/1/43	328,685	323,941
[2,3,4] Freddie Mac Gold Pool		3.000%	11/1/26–1/1/44	626,552	612,369

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3,4] Freddie Mac Gold Pool		3.500%	9/1/25–1/1/44	730,503	733,953
[2,3,4] Freddie Mac Gold Pool		4.000%	2/1/14–1/1/44	693,830	717,988
[2,3,4] Freddie Mac Gold Pool		4.500%	5/1/14–1/1/44	568,612	603,403
[2,3,4] Freddie Mac Gold Pool		5.000%	4/1/17–1/1/44	407,065	439,231
[2,3,4] Freddie Mac Gold Pool		5.500%	2/1/14–1/1/44	326,155	357,130
[2,3,4] Freddie Mac Gold Pool		6.000%	2/1/14–1/1/44	212,434	235,883
[2,3]	Freddie Mac Gold Pool	6.500%	1/1/14–9/1/39	58,619	65,718
[2,3]	Freddie Mac Gold Pool	7.000%	6/1/15–12/1/38	18,395	20,961
[2,3]	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	194	220
[2,3]	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	228	262
[2,3]	Freddie Mac Gold Pool	8.500%	6/1/25	46	53
3	Ginnie Mae I Pool	3.000%	1/15/26–8/15/43	129,614	126,073
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–1/1/44	155,161	157,328
[3,4]	Ginnie Mae I Pool	4.000%	8/15/18–1/1/44	241,986	252,323
[3,4]	Ginnie Mae I Pool	4.500%	6/15/18–1/1/44	361,922	387,107
[3,4]	Ginnie Mae I Pool	5.000%	12/15/17–1/1/44	221,018	240,202
3	Ginnie Mae I Pool	5.500%	4/15/17–6/15/41	113,519	125,275
3	Ginnie Mae I Pool	6.000%	4/15/17–6/15/41	89,125	99,314
3	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	27,780	31,126
3	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	1,475	1,670
3	Ginnie Mae I Pool	7.500%	12/15/23	41	47
3	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	89	102
3	Ginnie Mae I Pool	9.000%	11/15/17–12/15/17	68	77
3	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	14,880	14,950
[3,4]	Ginnie Mae II Pool	3.000%	10/20/26–1/1/44	534,559	519,384
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–1/1/44	856,759	866,557
[3,4]	Ginnie Mae II Pool	4.000%	9/20/25–1/1/44	566,891	590,986
[3,4]	Ginnie Mae II Pool	4.500%	8/20/33–1/1/44	548,025	588,178
3	Ginnie Mae II Pool	5.000%	12/20/32–1/1/44	331,334	362,173
[3,4]	Ginnie Mae II Pool	5.500%	8/20/23–1/1/44	107,998	119,086
3	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	55,426	61,874
3	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	21,501	24,147
3	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	3,897	4,395
					15,807,562
Nonconventional Mortgage-Backed Securities (0.6%)
[2,3,5] Fannie Mae Pool		1.438%	4/1/37	1,370	1,427
[2,3,5] Fannie Mae Pool		1.961%	9/1/37	1,870	2,008
[2,3]	Fannie Mae Pool	2.111%	3/1/43	6,902	6,781
[2,3]	Fannie Mae Pool	2.197%	9/1/42	6,153	6,140
[2,3]	Fannie Mae Pool	2.198%	12/1/41	5,008	5,260
[2,3]	Fannie Mae Pool	2.204%	6/1/43	7,436	7,366
[2,3,5] Fannie Mae Pool		2.224%	8/1/37	902	953
[2,3,5] Fannie Mae Pool		2.225%	12/1/33	313	328
[2,3,5] Fannie Mae Pool		2.235%	6/1/37	492	519
[2,3]	Fannie Mae Pool	2.243%	10/1/42	5,160	5,151
[2,3,5] Fannie Mae Pool		2.254%	11/1/33	234	246
[2,3,5] Fannie Mae Pool		2.258%	11/1/36	500	533
[2,3]	Fannie Mae Pool	2.267%	7/1/43	8,065	7,767
[2,3,5] Fannie Mae Pool		2.273%	9/1/34	418	439
[2,3,5] Fannie Mae Pool		2.278%	8/1/35	855	914
[2,3,5] Fannie Mae Pool		2.392%	12/1/35	681	726
[2,3]	Fannie Mae Pool	2.407%	7/1/42	6,679	6,709
[2,3]	Fannie Mae Pool	2.408%	5/1/42	11,161	11,209
[2,3,5] Fannie Mae Pool		2.415%	6/1/36	17	18
[2,3,5] Fannie Mae Pool		2.439%	7/1/35	664	699

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3,5] Fannie Mae Pool		2.440%	2/1/36	828	845
[2,3]	Fannie Mae Pool	2.446%	5/1/43	13,477	13,056
[2,3]	Fannie Mae Pool	2.472%	10/1/42	6,239	6,278
[2,3]	Fannie Mae Pool	2.515%	12/1/40	2,414	2,438
[2,3]	Fannie Mae Pool	2.528%	10/1/40	3,027	3,067
[2,3,5] Fannie Mae Pool		2.553%	1/1/35	960	1,035
[2,3,5] Fannie Mae Pool		2.560%	11/1/33	682	743
[2,3,5] Fannie Mae Pool		2.593%	4/1/36	344	360
[2,3,5] Fannie Mae Pool		2.604%	1/1/37	884	953
[2,3,5] Fannie Mae Pool		2.607%	5/1/35	816	862
[2,3]	Fannie Mae Pool	2.617%	11/1/41	4,392	4,462
[2,3,5] Fannie Mae Pool		2.622%	2/1/36	856	918
[2,3]	Fannie Mae Pool	2.623%	12/1/41	4,569	4,611
[2,3]	Fannie Mae Pool	2.674%	1/1/42	4,795	4,879
[2,3]	Fannie Mae Pool	2.770%	3/1/42	6,530	6,669
[2,3]	Fannie Mae Pool	2.782%	1/1/42	4,813	4,908
[2,3]	Fannie Mae Pool	2.804%	3/1/41	3,235	3,325
[2,3,5] Fannie Mae Pool		2.824%	10/1/36	726	793
[2,3]	Fannie Mae Pool	2.826%	11/1/41	4,004	4,105
[2,3]	Fannie Mae Pool	2.912%	12/1/40	2,488	2,527
[2,3]	Fannie Mae Pool	2.934%	5/1/42	2,674	2,839
[2,3]	Fannie Mae Pool	2.994%	3/1/42	5,008	5,303
[2,3,5] Fannie Mae Pool		3.000%	11/1/34	1,176	1,233
[2,3]	Fannie Mae Pool	3.035%	3/1/41	4,053	4,127
[2,3]	Fannie Mae Pool	3.065%	2/1/42	5,193	5,486
[2,3]	Fannie Mae Pool	3.085%	2/1/41	2,854	2,929
[2,3]	Fannie Mae Pool	3.126%	2/1/41	1,778	1,829
[2,3]	Fannie Mae Pool	3.151%	2/1/41	3,186	3,274
[2,3]	Fannie Mae Pool	3.152%	12/1/40	2,456	2,500
[2,3]	Fannie Mae Pool	3.192%	9/1/40	1,897	1,930
[2,3]	Fannie Mae Pool	3.223%	8/1/40	2,273	2,313
[2,3]	Fannie Mae Pool	3.224%	12/1/40	3,206	3,269
[2,3]	Fannie Mae Pool	3.265%	1/1/41	2,627	2,743
[2,3]	Fannie Mae Pool	3.266%	10/1/40	4,116	4,199
[2,3]	Fannie Mae Pool	3.291%	5/1/41	3,675	3,810
[2,3]	Fannie Mae Pool	3.294%	1/1/40	1,257	1,306
[2,3]	Fannie Mae Pool	3.296%	11/1/40	2,790	2,845
[2,3]	Fannie Mae Pool	3.306%	7/1/42	3,634	3,908
[2,3]	Fannie Mae Pool	3.333%	8/1/42	5,006	5,189
[2,3]	Fannie Mae Pool	3.407%	1/1/40	3,702	3,848
[2,3]	Fannie Mae Pool	3.408%	5/1/40	1,175	1,199
[2,3]	Fannie Mae Pool	3.431%	12/1/39	5,011	5,236
[2,3]	Fannie Mae Pool	3.495%	5/1/40	946	964
[2,3]	Fannie Mae Pool	3.517%	10/1/39	1,127	1,174
[2,3]	Fannie Mae Pool	3.519%	3/1/40	5,570	5,810
[2,3]	Fannie Mae Pool	3.554%	6/1/41	827	858
[2,3]	Fannie Mae Pool	3.563%	7/1/41	5,195	5,372
[2,3]	Fannie Mae Pool	3.580%	8/1/39	1,394	1,445
[2,3]	Fannie Mae Pool	3.587%	11/1/39	649	676
[2,3]	Fannie Mae Pool	3.644%	4/1/41	2,851	2,935
[2,3]	Fannie Mae Pool	3.662%	11/1/39	979	1,020
[2,3]	Fannie Mae Pool	3.693%	7/1/39	691	719
[2,3]	Fannie Mae Pool	3.698%	5/1/40	5,498	5,746
[2,3]	Fannie Mae Pool	3.748%	6/1/41	3,820	3,985
[2,3]	Fannie Mae Pool	3.816%	9/1/40	3,643	3,767

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	3.827%	2/1/40	4,975	5,175
[2,3]	Fannie Mae Pool	4.211%	12/1/39	3,816	3,990
[2,3,5] Fannie Mae Pool		4.218%	10/1/38	2,361	2,501
[2,3]	Fannie Mae Pool	4.850%	7/1/38	260	272
[2,3]	Fannie Mae Pool	5.148%	3/1/38	1,799	1,894
[2,3,5] Fannie Mae Pool		5.167%	11/1/39	2,129	2,297
[2,3]	Fannie Mae Pool	5.243%	7/1/36	755	786
[2,3]	Fannie Mae Pool	5.259%	7/1/38	144	150
[2,3,5] Fannie Mae Pool		5.333%	8/1/39	4,701	5,066
[2,3,5] Fannie Mae Pool		5.384%	4/1/37	42	44
[2,3]	Fannie Mae Pool	5.550%	5/1/36	351	369
[2,3]	Fannie Mae Pool	5.675%	4/1/37	1,472	1,552
[2,3]	Fannie Mae Pool	5.788%	10/1/37	661	697
[2,3]	Fannie Mae Pool	5.794%	12/1/37	1,586	1,655
[2,3]	Fannie Mae Pool	6.014%	7/1/37	286	305
[2,3]	Fannie Mae Pool	6.116%	10/1/37	2,243	2,369
[2,3,5] Freddie Mac Non Gold Pool		1.730%	6/1/37	534	549
[2,3,5] Freddie Mac Non Gold Pool		1.949%	3/1/37	45	47
[2,3,5] Freddie Mac Non Gold Pool		2.064%	1/1/37	878	933
[2,3,5] Freddie Mac Non Gold Pool		2.220%	7/1/35	555	589
[2,3,5] Freddie Mac Non Gold Pool		2.291%	10/1/37	1,127	1,166
[2,3,5] Freddie Mac Non Gold Pool		2.357%	12/1/34	622	645
[2,3,5] Freddie Mac Non Gold Pool		2.375%	11/1/34–11/1/36	1,940	2,035
[2,3,5] Freddie Mac Non Gold Pool		2.386%	12/1/36	916	956
[2,3,5] Freddie Mac Non Gold Pool		2.445%	3/1/37	45	47
[2,3,5] Freddie Mac Non Gold Pool		2.531%	6/1/37	840	904
[2,3,5] Freddie Mac Non Gold Pool		2.539%	8/1/37	1,160	1,233
[2,3,5] Freddie Mac Non Gold Pool		2.548%	12/1/35	610	647
[2,3]	Freddie Mac Non Gold Pool	2.575%	2/1/42	2,353	2,467
[2,3,5] Freddie Mac Non Gold Pool		2.598%	4/1/35	53	56
[2,3,5] Freddie Mac Non Gold Pool		2.602%	1/1/35	118	128
[2,3]	Freddie Mac Non Gold Pool	2.624%	12/1/40	2,877	2,927
[2,3]	Freddie Mac Non Gold Pool	2.696%	11/1/40	1,238	1,259
[2,3]	Freddie Mac Non Gold Pool	2.720%	12/1/40	5,883	5,996
[2,3]	Freddie Mac Non Gold Pool	2.758%	2/1/42	4,426	4,679
[2,3]	Freddie Mac Non Gold Pool	2.783%	1/1/41	4,076	4,127
[2,3]	Freddie Mac Non Gold Pool	2.887%	2/1/41	4,288	4,456
[2,3]	Freddie Mac Non Gold Pool	2.957%	2/1/41	1,794	1,865
[2,3]	Freddie Mac Non Gold Pool	3.085%	3/1/41	1,551	1,616
[2,3]	Freddie Mac Non Gold Pool	3.088%	6/1/41	1,738	1,796
[2,3,5] Freddie Mac Non Gold Pool		3.140%	12/1/36	411	434
[2,3]	Freddie Mac Non Gold Pool	3.144%	11/1/40	3,217	3,294
[2,3]	Freddie Mac Non Gold Pool	3.238%	6/1/40	1,284	1,315
[2,3]	Freddie Mac Non Gold Pool	3.356%	5/1/40	728	754
[2,3]	Freddie Mac Non Gold Pool	3.420%	3/1/42	5,381	5,661
[2,3]	Freddie Mac Non Gold Pool	3.457%	8/1/40	3,340	3,428
[2,3]	Freddie Mac Non Gold Pool	3.464%	5/1/40	779	798
[2,3]	Freddie Mac Non Gold Pool	3.487%	4/1/40	2,948	3,071
[2,3]	Freddie Mac Non Gold Pool	3.550%	11/1/39	4,007	4,178
[2,3]	Freddie Mac Non Gold Pool	3.585%	6/1/40	1,513	1,572
[2,3]	Freddie Mac Non Gold Pool	3.625%	6/1/40	3,756	3,849
[2,3]	Freddie Mac Non Gold Pool	3.645%	1/1/40	1,826	1,904
[2,3]	Freddie Mac Non Gold Pool	3.670%	9/1/40	4,443	4,565
[2,3,5] Freddie Mac Non Gold Pool		3.695%	1/1/37	314	334
[2,3]	Freddie Mac Non Gold Pool	4.029%	3/1/40	4,640	4,853

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3,5] Freddie Mac Non Gold Pool		4.277%	3/1/37	254	269
[2,3]	Freddie Mac Non Gold Pool	4.507%	5/1/38	175	184
[2,3]	Freddie Mac Non Gold Pool	4.753%	12/1/35	2,769	2,917
[2,3]	Freddie Mac Non Gold Pool	4.814%	10/1/36	972	1,008
[2,3]	Freddie Mac Non Gold Pool	5.104%	7/1/38	777	816
[2,3]	Freddie Mac Non Gold Pool	5.250%	3/1/38	1,418	1,498
[2,3]	Freddie Mac Non Gold Pool	5.365%	1/1/38	451	481
[2,3]	Freddie Mac Non Gold Pool	5.438%	3/1/37	97	98
[2,3]	Freddie Mac Non Gold Pool	5.473%	2/1/36	379	395
[2,3]	Freddie Mac Non Gold Pool	5.633%	3/1/37	654	696
[2,3]	Freddie Mac Non Gold Pool	5.749%	9/1/37	756	800
[2,3]	Freddie Mac Non Gold Pool	5.780%	10/1/37	23	24
[2,3]	Freddie Mac Non Gold Pool	5.867%	5/1/37	3,260	3,450
[2,3]	Freddie Mac Non Gold Pool	5.906%	6/1/37	693	741
[2,3]	Freddie Mac Non Gold Pool	6.084%	12/1/36	592	625
[2,3]	Freddie Mac Non Gold Pool	6.245%	8/1/37	319	339
[2,3]	Freddie Mac Non Gold Pool	6.328%	2/1/37	225	239
[3,5]	Ginnie Mae II Pool	1.625%	6/20/29	47	48
3	Ginnie Mae II Pool	2.000%	6/20/43	8,810	8,837
3	Ginnie Mae II Pool	2.500%	11/20/40–1/20/42	36,705	38,158
3	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	20,007	20,615
[3,5]	Ginnie Mae II Pool	3.500%	10/20/39–10/20/41	22,115	23,210
3	Ginnie Mae II Pool	3.750%	1/20/40	3,827	3,928
3	Ginnie Mae II Pool	4.000%	9/20/39–10/20/41	26,134	27,099
[3,5]	Ginnie Mae II Pool	5.000%	7/20/38–10/20/38	594	606
					485,149
Total U.S. Government and Agency Obligations (Cost $49,754,050)					49,289,209
Asset-Backed/Commercial Mortgage-Backed Securities (2.2%)
3	AEP Texas Central Transition Funding II LLC
	2006-A	5.170%	1/1/18	1,992	2,211
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	3,699	3,718
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	1,696	1,703
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	3,305	3,296
3	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,100	1,101
3	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	700	706
3	American Express Credit Account Secured Note
	Trust 2013-3	0.980%	5/15/19	1,000	997
3	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	825	827
3	AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	1,029	1,026
3	AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	719	717
3	AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	1,635	1,634
3	AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	620	619
3	AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	800	799
3	AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	400	401
3	Banc of America Commercial Mortgage
	Trust 2004-3	5.556%	6/10/39	3,034	3,061
3	Banc of America Commercial Mortgage
	Trust 2004-4	4.877%	7/10/42	12,353	12,499
3	Banc of America Commercial Mortgage
	Trust 2005-1	5.171%	11/10/42	2,188	2,211
3	Banc of America Commercial Mortgage
	Trust 2005-2	4.857%	7/10/43	460	479
3	Banc of America Commercial Mortgage
	Trust 2005-5	5.115%	10/10/45	5,265	5,567

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Banc of America Commercial Mortgage
Trust 2005-6	5.184%	9/10/47	1,500	1,593
3 Banc of America Commercial Mortgage
Trust 2005-6	5.184%	9/10/47	2,623	2,822
3 Banc of America Commercial Mortgage
Trust 2006-1	5.372%	9/10/45	9,085	9,742
3 Banc of America Commercial Mortgage
Trust 2006-1	5.421%	9/10/45	247	266
3 Banc of America Commercial Mortgage
Trust 2006-2	5.734%	5/10/45	7,560	8,239
3 Banc of America Commercial Mortgage
Trust 2006-2	5.769%	5/10/45	1,380	1,457
3 Banc of America Commercial Mortgage
Trust 2006-3	5.889%	7/10/44	398	432
3 Banc of America Commercial Mortgage
Trust 2006-4	5.634%	7/10/46	16,720	18,113
3 Banc of America Commercial Mortgage
Trust 2006-5	5.414%	9/10/47	5,210	5,643
3 Banc of America Commercial Mortgage
Trust 2006-5	5.448%	9/10/47	890	938
3 Banc of America Commercial Mortgage
Trust 2007-2	5.623%	4/10/49	450	498
3 Banc of America Commercial Mortgage
Trust 2008-1	6.207%	2/10/51	12,600	14,272
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-PWR6	4.825%	11/11/41	275	282
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-PWR6	4.868%	11/11/41	990	1,015
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-TOP14	5.200%	1/12/41	350	351
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR10	5.405%	12/11/40	5,720	6,051
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR8	4.750%	6/11/41	1,970	2,034
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP18	4.933%	2/13/42	1,882	1,956
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP20	5.138%	10/12/42	5,515	5,843
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR11	5.439%	3/11/39	11,300	12,120
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.712%	9/11/38	1,800	1,944
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.751%	9/11/38	2,225	2,423
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR13	5.582%	9/11/41	1,125	1,246
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.579%	4/12/38	9,270	10,005
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.579%	4/12/38	1,500	1,624
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP24	5.568%	10/12/41	3,675	4,029
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.654%	6/11/40	1,408	1,429

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.706%	6/11/40	3,600	4,046
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.694%	6/11/50	14,821	16,494
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.887%	6/11/50	4,095	4,616
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR18	5.700%	6/11/50	6,625	7,422
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.471%	1/12/45	3,102	3,424
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.513%	1/12/45	2,475	2,674
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	8,100	9,108
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.793%	9/11/42	1,269	1,284
3 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	2,058	2,050
3 Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	2,230	2,233
3 Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,233	2,249
3 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,340	1,350
3 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	1,850	1,855
3 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	700	702
3 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	700	705
3 Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	12,975	14,122
3 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	7,190	8,254
3 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	1,320	1,311
3 Carmax Auto Owner Trust 2013-2	0.640%	1/16/18	1,917	1,915
3 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	799	791
3 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	2,240	2,256
3 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	1,210	1,222
3 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	900	900
3 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	375	374
3 CD 2005-CD1 Commercial Mortgage Trust	5.218%	7/15/44	7,550	7,996
3 CD 2005-CD1 Commercial Mortgage Trust	5.218%	7/15/44	2,475	2,652
3 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	15,021	16,157
3 CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	4,150	4,573
3 CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	419	418
3 CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	9,395	10,374
3 CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	6,839	7,675
3 CenterPoint Energy Transition Bond Co. II LLC
2005-A	5.170%	8/1/19	1,120	1,217
3 CenterPoint Energy Transition Bond Co. II LLC
2005-A	5.302%	8/1/20	654	754
3 CenterPoint Energy Transition Bond Co. IV LLC
2012-1	3.028%	10/15/25	5,300	5,069
3 Chase Issuance Trust 2006-A2	5.160%	4/16/18	7,446	8,129
3 Chase Issuance Trust 2012-A5	0.590%	8/15/17	3,404	3,400
3 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	11,708
3 Chase Issuance Trust 2013-A8	1.010%	10/15/18	6,425	6,393
3 Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	4,676	4,924
3 Citibank Credit Card Issuance Trust 2004-A8	4.900%	12/12/16	6,116	6,349
3 Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	2,975	3,118
3 Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	11,399	12,325
3 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	8,199
3 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,972

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Citibank Credit Card Issuance Trust 2009-A4	4.900%	6/23/16	7,800	7,960
3	Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	2,900	2,896
3	Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	4,020	4,195
3	Citigroup Commercial Mortgage Trust 2006-C4	5.778%	3/15/49	7,075	7,681
3	Citigroup Commercial Mortgage Trust 2006-C4	5.778%	3/15/49	2,000	2,180
3	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,275	2,477
3	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	1,585	1,742
3	Citigroup Commercial Mortgage Trust 2007-C6	5.705%	12/10/49	9,145	10,306
3	Citigroup Commercial Mortgage Trust 2008-C7	6.132%	12/10/49	11,348	12,835
3	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,950	3,771
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,400	1,321
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	1,300	1,237
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,700	1,753
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	800	830
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,200	1,235
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	1,700	1,758
3	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	550	562
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	1,825	1,865
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	750	773
3	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	750	775
3	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	1,952	2,153
3	COBALT CMBS Commercial Mortgage Trust
	2007-C3	5.770%	5/15/46	6,645	7,374
3	COMM 2004-LNB2 Mortgage Trust	4.715%	3/10/39	686	688
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	11,980	12,617
3	COMM 2006-C7 Mortgage Trust	5.752%	6/10/46	11,500	12,476
3	COMM 2006-C7 Mortgage Trust	5.777%	6/10/46	1,815	1,960
3	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	7,325	8,269
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,241
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,802
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,705
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	2,195	2,090
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,200	5,826
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,397
3	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,310	1,344
3	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,310	1,330
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,750	1,771
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,190	2,244
3	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,310	1,370
3	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	692	690
3	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,100
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,096
3	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,425	1,417
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,075	1,084
3	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	700	708
3	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	352
3	COMM 2013-CCRE13 Mortgage Trust	1.259%	10/10/46	550	548
3	COMM 2013-CCRE13 Mortgage Trust	3.039%	10/10/46	550	565
3	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/46	375	383
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	10/10/46	3,700	3,796
3	COMM 2013-CCRE13 Mortgage Trust	4.449%	10/10/46	1,100	1,125
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,662
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,367
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,788	1,765

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	COMM 2013-CCRE9 Mortgage Trust	4.237%	7/10/45	2,295	2,375
3	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	660	681
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,020	2,071
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,076
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,931	3,687
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,061
3	Commercial Mortgage Trust 2004-GG1	5.317%	6/10/36	1,811	1,822
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	12,827	13,201
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	1,775	1,839
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	7,925	8,339
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	1,900	2,019
3	Commercial Mortgage Trust 2006-GG7	5.820%	7/10/38	2,234	2,436
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	640	680
[3,6]	Commercial Mortgages Lease-Backed Certificates
	Series 2001-CMLB-1	6.746%	6/20/31	1,197	1,254
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.465%	2/15/39	2,225	2,386
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.465%	2/15/39	10,725	11,429
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.465%	2/15/39	2,800	3,015
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	5.791%	6/15/38	5,514	6,000
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	5.791%	6/15/38	2,700	2,931
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C4	5.509%	9/15/39	550	591
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C5	5.311%	12/15/39	7,455	8,079
3	Credit Suisse Commercial Mortgage Trust
	Series 2007-C1	5.383%	2/15/40	2,757	2,980
3	Credit Suisse Commercial Mortgage Trust
	Series 2007-C3	5.683%	6/15/39	9,858	10,767
3	CSFB Commercial Mortgage Trust 2005-C1	5.014%	2/15/38	5,237	5,384
3	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	2,009	2,078
3	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	1,375	1,440
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	520	553
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	6,775	7,112
3	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	1,525	1,603
3	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	10,814
3	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	800	802
3	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	650	652
3	Ford Credit Auto Owner Trust 2010-A	2.150%	6/15/15	1,780	1,784
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	774	778
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	3,525	3,544
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	428	429
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	2,761	2,760
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	1,600	1,598
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	800	797
3	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	2,077	2,082
3	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	692	696
3	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	2,100	2,100
3	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	350	350
3	Ford Credit Floorplan Master Owner Trust A
	Series 2013-5	1.500%	9/15/18	2,800	2,825

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 GE Capital Credit Card Master Note Trust
Series 2012-7	1.760%	9/15/22	5,644	5,440
3 GE Commercial Mortgage Corp. Series
2005-C3 Trust	4.974%	7/10/45	4,460	4,685
3 GE Commercial Mortgage Corp. Series
2005-C4 Trust	5.310%	11/10/45	2,725	2,901
3 GE Commercial Mortgage Corp. Series
2006-C1 Trust	5.280%	3/10/44	2,825	3,071
3 GE Commercial Mortgage Corp. Series
2006-C1 Trust	5.280%	3/10/44	12,475	13,309
3 GE Commercial Mortgage Corp. Series
2007-C1 Trust	5.543%	12/10/49	4,300	4,612
3 GMAC Commercial Mortgage Securities Inc.
Series 2004-C1 Trust	4.908%	3/10/38	318	319
3 GMAC Commercial Mortgage Securities Inc.
Series 2004-C3 Trust	4.864%	12/10/41	3,175	3,255
3 GMAC Commercial Mortgage Securities Inc.
Series 2005-C1 Trust	4.754%	5/10/43	1,055	1,098
3 GS Mortgage Securities Trust 2004-GG2	5.396%	8/10/38	6,644	6,729
3 GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	402	402
3 GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	8,350	8,971
3 GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	1,725	1,838
3 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,525
3 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,250	6,321
3 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,825	3,805
3 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,760
3 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	3,494	3,283
3 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,310	1,239
3 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,135
3 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	915
3 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,875	1,927
3 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,387
3 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	6,700	6,914
3 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,000	2,059
3 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	732
3 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,189
3 Honda Auto Receivables 2011-1 Owner Trust	1.800%	4/17/17	1,228	1,233
3 Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	2,950	2,950
3 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	3,433	3,432
3 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	2,746	2,736
3 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,077	1,074
3 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,077	1,071
3 Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,250	1,251
3 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,100	1,097
3 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,000	1,993
3 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	2,620	2,613
3 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	4,367	4,337
3 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	2,675	2,675
3 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	1,325	1,323
3 Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	1,040	1,044
3 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	1,730	1,750
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2004-CIBC10	4.654%	1/12/37	808	808
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2004-CIBC8	4.404%	1/12/39	1,229	1,232

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2004-CIBC9	5.569%	6/12/41	9,143	9,299
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC11	5.389%	8/12/37	1,180	1,231
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC13	5.285%	1/12/43	1,000	1,070
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP2	4.780%	7/15/42	1,785	1,881
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP4	4.918%	10/15/42	11,532	12,108
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.200%	12/15/44	7,391	7,865
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.242%	12/15/44	1,480	1,604
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.321%	12/15/44	585	617
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC14	5.445%	12/12/44	1,100	1,181
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC16	5.593%	5/12/45	4,180	4,570
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP6	5.475%	4/15/43	3,217	3,483
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	5.863%	4/15/45	10,290	11,184
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	5.863%	4/15/45	2,360	2,600
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.440%	5/15/45	1,720	1,884
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.447%	5/15/45	220	222
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC18	5.440%	6/12/47	6,510	7,125
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.794%	2/12/51	19,976	22,347
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.874%	2/12/51	1,650	1,867
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP11	5.806%	6/15/49	5,610	6,243
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP12	5.882%	2/15/51	6,620	7,357
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,875	4,835
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,575	10,903
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,804
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,105
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,332
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	991
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,279

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,504
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	2,600	2,662
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,285
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.944%	12/15/46	1,250	1,283
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	1,466	1,375
3 JPMBB Commercial Mortgage Securities Trust
2013-C12	3.664%	7/15/45	982	972
3 JPMBB Commercial Mortgage Securities Trust
2013-C12	4.026%	7/15/45	655	657
3 JPMBB Commercial Mortgage Securities Trust
2013-C14	3.761%	8/15/46	990	1,020
3 JPMBB Commercial Mortgage Securities Trust
2013-C14	4.133%	8/15/46	2,640	2,704
3 JPMBB Commercial Mortgage Securities Trust
2013-C14	4.409%	8/15/46	740	759
3 JPMBB Commercial Mortgage Securities Trust
2013-C15	1.233%	11/15/45	1,224	1,221
3 JPMBB Commercial Mortgage Securities Trust
2013-C15	2.977%	11/15/45	5,030	5,150
3 JPMBB Commercial Mortgage Securities Trust
2013-C15	3.659%	11/15/45	505	517
3 JPMBB Commercial Mortgage Securities Trust
2013-C15	4.131%	11/15/45	3,520	3,597
3 JPMBB Commercial Mortgage Securities Trust
2013-C15	4.420%	11/15/45	2,010	2,053
3 JPMBB Commercial Mortgage Securities Trust
2013-C17	3.003%	1/15/47	1,550	1,583
3 JPMBB Commercial Mortgage Securities Trust
2013-C17	3.705%	1/15/47	1,163	1,183
3 JPMBB Commercial Mortgage Securities Trust
2013-C17	4.199%	1/15/47	3,875	3,934
3 JPMBB Commercial Mortgage Securities Trust
2013-C17	4.458%	1/15/47	775	787
3 JPMBB Commercial Mortgage Securities Trust
2013-C17	4.887%	1/15/47	1,163	1,167
3 LB-UBS Commercial Mortgage Trust 2004-C7	4.786%	10/15/29	6,969	7,095
3 LB-UBS Commercial Mortgage Trust 2005-C1	4.742%	2/15/30	4,850	4,975
3 LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	2,845	2,963
3 LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	750	777
3 LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	6,855	7,199
3 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	3,588	3,893
3 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	15,740	16,960
3 LB-UBS Commercial Mortgage Trust 2006-C4	5.858%	6/15/38	6,813	7,414
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	10,060	10,951
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,176	1,299
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,150	1,261
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	1,585	1,713
3 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	3,900	4,294
3 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	6,466	7,096
3 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	9,687	10,853

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.151%	4/15/41	1,970	2,222
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.151%	4/15/41	13,125	15,037
3 Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	350	349
3 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	692	696
3 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	692	693
3 Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	811	852
3 Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	8,269	8,872
3 Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	2,605	2,698
3 Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	9,440	10,112
3 Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	625	679
3 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	1,965	2,147
3 Merrill Lynch Mortgage Trust 2007-C1	5.858%	6/12/50	15,155	16,775
3 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	7,450	8,333
3 ML-CFC Commercial Mortgage Trust 2006-2	5.886%	6/12/46	13,410	14,634
3 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	300	326
3 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	1,225	1,333
3 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	7,615	8,285
3 ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	325	325
3 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	10,995	12,186
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5	3.176%	8/15/45	1,600	1,548
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	4,000	3,763
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.219%	8/15/46	990	1,020
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.419%	8/15/46	490	499
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	3.001%	10/15/46	2,260	2,322
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	4.259%	10/15/46	2,260	2,335
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	2.936%	11/15/46	1,100	1,124
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	2,200	2,229
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.744%	11/15/46	1,100	1,127
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	2.918%	2/15/46	1,707	1,603
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	3.214%	2/15/46	341	318
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.134%	12/15/48	2,100	2,002
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.376%	12/15/48	1,000	949
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	1,275	1,207
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.456%	5/15/46	975	929
3 Morgan Stanley Capital I Trust 2004-HQ4	4.970%	4/14/40	3,354	3,396
3 Morgan Stanley Capital I Trust 2004-IQ8	5.110%	6/15/40	6,124	6,213
3 Morgan Stanley Capital I Trust 2004-TOP15	5.270%	6/13/41	1,746	1,766
3 Morgan Stanley Capital I Trust 2005-HQ5	5.168%	1/14/42	1,443	1,482
3 Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	13,445	14,070
3 Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	1,595	1,672

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Morgan Stanley Capital I Trust 2005-HQ7	5.207%	11/14/42	7,950	8,382
3 Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	10,239	10,823
3 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,345	1,393
3 Morgan Stanley Capital I Trust 2005-TOP17	4.780%	12/13/41	6,080	6,227
3 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	515	529
3 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	2,200	2,294
3 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	9,911	10,802
3 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	2,626	2,847
3 Morgan Stanley Capital I Trust 2006-HQ8	5.417%	3/12/44	11,925	12,776
3 Morgan Stanley Capital I Trust 2006-HQ8	5.466%	3/12/44	2,503	2,727
3 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	3,425	3,793
3 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	1,475	1,599
3 Morgan Stanley Capital I Trust 2006-IQ11	5.668%	10/15/42	3,554	3,807
3 Morgan Stanley Capital I Trust 2006-IQ11	5.672%	10/15/42	225	243
3 Morgan Stanley Capital I Trust 2006-IQ11	5.672%	10/15/42	1,750	1,854
3 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	8,304	9,022
3 Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	2,775	2,985
3 Morgan Stanley Capital I Trust 2006-TOP23	5.810%	8/12/41	775	848
3 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	956	991
3 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	9,610	10,529
3 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	9,518	10,603
3 Morgan Stanley Capital I Trust 2007-IQ16	6.094%	12/12/49	1,975	2,231
3 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	1,280	1,414
3 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	1,750	1,900
3 Morgan Stanley Capital I Trust 2007-TOP27	5.648%	6/11/42	9,205	10,303
3 Morgan Stanley Capital I Trust 2007-TOP27	5.648%	6/11/42	2,475	2,742
3 Morgan Stanley Capital I Trust 2008-TOP29	6.280%	1/11/43	17,980	20,762
3 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	5,887
3 Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	2,655	2,653
3 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	3,072	3,072
3 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	6,100	6,071
3 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	1,385	1,390
3 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,040	1,045
3 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	1,850	1,850
3 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,150	1,151
6 Northern Rock Asset Management plc	5.625%	6/22/17	1,075	1,210
3 PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	14,975	16,196
3 Royal Bank of Canada	0.625%	12/5/16	5,000	4,996
3 Royal Bank of Canada	1.200%	9/19/18	11,600	11,474
3 Royal Bank of Canada	2.000%	10/1/19	12,000	11,936
3 Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	2,731	2,731
3 Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	3,480	3,482
3 Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	1,600	1,599
3 Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	1,000	1,004
3 TIAA Seasoned Commercial Mortgage Trust
2007-C4	5.565%	8/15/39	1,385	1,475
3 Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	5,668	5,691
3 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	710	709
3 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,160	1,159
3 UBS-Barclays Commercial Mortgage Trust
2013-C5	3.185%	3/10/46	2,770	2,654
3 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.244%	4/10/46	1,775	1,704
3 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.469%	4/10/46	700	669

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	6,480	6,534
3 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,100	1,098
3 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	550	547
3 Wachovia Bank Commercial Mortgage Trust
Series 2004-C12	5.288%	7/15/41	5,690	5,769
3 Wachovia Bank Commercial Mortgage Trust
Series 2004-C15	4.803%	10/15/41	10,325	10,586
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C17	5.083%	3/15/42	7,030	7,295
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C17	5.224%	3/15/42	625	648
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.699%	5/15/44	4,730	4,925
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.750%	5/15/44	665	699
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.793%	5/15/44	1,350	1,417
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C20	5.118%	7/15/42	3,312	3,481
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.239%	10/15/44	535	561
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.239%	10/15/44	15,218	16,107
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.289%	12/15/44	10,300	10,933
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.339%	12/15/44	475	506
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C25	5.724%	5/15/43	7,320	7,890
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C26	5.967%	6/15/45	475	521
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C27	5.765%	7/15/45	6,005	6,487
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C28	5.679%	10/15/48	2,397	2,406
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C29	5.339%	11/15/48	2,400	2,638
3 Wells Fargo Commercial Mortgage Trust
2012-LC5	2.918%	10/15/45	1,975	1,868
3 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	2,500	2,341
3 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	3,875	3,866
3 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	3,411	3,373
3 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	2,200	2,224
3 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	1,600	1,526
3 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,100
3 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,292
3 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	1,001
3 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	473
3 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	1,992
3 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	398
3 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,133
3 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,625	1,561
3 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	660	679
3 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,640	2,691
3 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	660	672

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,530	2,628
3 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,520	1,583
3 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,520	1,586
3 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,530	2,635
3 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	725	742
3 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	725	735
3 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	925	936
3 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	725	730
3 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	725	731
3 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	750	772
3 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	1,500	1,545
3 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	3,268	3,366
3 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	375	386
3 WFRBS Commercial Mortgage Trust 2013-C18	4.676%	12/15/46	563	575
3 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	1,850	1,891
3 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,100	1,122
3 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	1,475	1,499
3 WFRBS Commercial Mortgage Trust 2013-UBS1	4.634%	3/15/46	375	379
3 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	1,817	1,815
3 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,250	1,250
3 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	550	546
3 World Omni Automobile Lease Securitization Trust
2013-A	1.100%	12/15/16	1,720	1,727
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,487,657)				1,607,427
Corporate Bonds (23.2%)
Finance (7.6%)
Banking (5.0%)
Abbey National Treasury Services plc	4.000%	4/27/16	3,635	3,859
Abbey National Treasury Services plc	3.050%	8/23/18	5,725	5,896
American Express Bank FSB	6.000%	9/13/17	1,275	1,464
American Express Centurion Bank	0.875%	11/13/15	500	501
American Express Centurion Bank	5.950%	6/12/17	650	735
American Express Centurion Bank	6.000%	9/13/17	3,700	4,232
American Express Co.	5.500%	9/12/16	1,025	1,141
American Express Co.	6.150%	8/28/17	11,715	13,512
American Express Co.	7.000%	3/19/18	15,044	17,972
American Express Co.	1.550%	5/22/18	4,675	4,556
American Express Co.	2.650%	12/2/22	5,040	4,649
American Express Co.	4.050%	12/3/42	850	740
3 American Express Co.	6.800%	9/1/66	2,825	3,016
American Express Credit Corp.	1.750%	6/12/15	1,525	1,551
American Express Credit Corp.	2.750%	9/15/15	7,715	7,983
American Express Credit Corp.	5.300%	12/2/15	2,000	2,161
American Express Credit Corp.	1.300%	7/29/16	2,000	2,016
American Express Credit Corp.	2.800%	9/19/16	13,215	13,817
American Express Credit Corp.	2.375%	3/24/17	5,700	5,859
American Express Credit Corp.	2.125%	7/27/18	10,700	10,752
Associates Corp. of North America	6.950%	11/1/18	65	77
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	12,232	12,219
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	3,750	3,734
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	3,000	2,906
Bancolombia SA	4.250%	1/12/16	7,700	8,009
Bank of America Corp.	4.500%	4/1/15	10,395	10,871
Bank of America Corp.	4.750%	8/1/15	275	291

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	3.700%	9/1/15	670	701
Bank of America Corp.	1.500%	10/9/15	13,500	13,635
Bank of America Corp.	5.250%	12/1/15	1,225	1,311
Bank of America Corp.	1.250%	1/11/16	7,100	7,123
Bank of America Corp.	3.625%	3/17/16	15,275	16,047
Bank of America Corp.	3.750%	7/12/16	8,695	9,242
Bank of America Corp.	6.500%	8/1/16	29,070	32,771
Bank of America Corp.	5.750%	8/15/16	3,250	3,573
Bank of America Corp.	7.800%	9/15/16	2,850	3,304
Bank of America Corp.	5.625%	10/14/16	14,700	16,347
Bank of America Corp.	1.350%	11/21/16	3,450	3,442
Bank of America Corp.	5.420%	3/15/17	7,425	8,156
Bank of America Corp.	3.875%	3/22/17	500	534
Bank of America Corp.	6.000%	9/1/17	400	456
Bank of America Corp.	5.750%	12/1/17	6,880	7,814
Bank of America Corp.	2.000%	1/11/18	25,350	25,276
Bank of America Corp.	5.650%	5/1/18	26,030	29,565
Bank of America Corp.	2.600%	1/15/19	8,675	8,689
Bank of America Corp.	7.625%	6/1/19	5,720	7,089
Bank of America Corp.	5.625%	7/1/20	10,865	12,343
Bank of America Corp.	5.875%	1/5/21	6,890	7,912
Bank of America Corp.	5.000%	5/13/21	4,795	5,232
Bank of America Corp.	5.700%	1/24/22	3,586	4,044
Bank of America Corp.	3.300%	1/11/23	28,600	27,021
Bank of America Corp.	4.100%	7/24/23	15,400	15,400
Bank of America Corp.	5.875%	2/7/42	10,550	12,085
Bank of America NA	1.125%	11/14/16	6,975	6,973
Bank of America NA	5.300%	3/15/17	15,125	16,667
Bank of America NA	6.100%	6/15/17	1,975	2,233
Bank of America NA	6.000%	10/15/36	6,975	7,851
Bank of Montreal	0.800%	11/6/15	3,900	3,917
Bank of Montreal	1.300%	7/15/16	1,900	1,914
Bank of Montreal	2.500%	1/11/17	11,225	11,533
Bank of Montreal	1.400%	9/11/17	7,000	6,880
Bank of Montreal	2.375%	1/25/19	5,775	5,737
Bank of Montreal	2.550%	11/6/22	3,925	3,593
Bank of New York Mellon Corp.	1.200%	2/20/15	1,700	1,713
Bank of New York Mellon Corp.	4.950%	3/15/15	2,325	2,439
Bank of New York Mellon Corp.	0.700%	10/23/15	1,100	1,101
Bank of New York Mellon Corp.	2.500%	1/15/16	4,050	4,179
Bank of New York Mellon Corp.	2.300%	7/28/16	2,679	2,764
Bank of New York Mellon Corp.	2.400%	1/17/17	725	745
Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,227
Bank of New York Mellon Corp.	1.300%	1/25/18	1,975	1,924
Bank of New York Mellon Corp.	1.350%	3/6/18	7,000	6,801
Bank of New York Mellon Corp.	2.100%	8/1/18	1,548	1,540
Bank of New York Mellon Corp.	2.100%	1/15/19	2,675	2,648
Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	7,513
Bank of New York Mellon Corp.	4.600%	1/15/20	6,975	7,634
Bank of New York Mellon Corp.	4.150%	2/1/21	1,250	1,322
Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,784
Bank of Nova Scotia	1.850%	1/12/15	10,220	10,374
Bank of Nova Scotia	3.400%	1/22/15	3,440	3,548
Bank of Nova Scotia	2.050%	10/7/15	5,900	6,048
Bank of Nova Scotia	0.750%	10/9/15	5,375	5,396

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Nova Scotia	2.900%	3/29/16	145	151
Bank of Nova Scotia	1.375%	7/15/16	6,450	6,510
Bank of Nova Scotia	2.550%	1/12/17	6,830	7,085
Bank of Nova Scotia	1.375%	12/18/17	4,590	4,515
Bank of Nova Scotia	2.050%	10/30/18	27,525	27,409
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,685
6 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	4,000	4,096
Bank One Capital III	8.750%	9/1/30	290	371
Bank One Corp.	4.900%	4/30/15	975	1,026
Bank One Corp.	7.625%	10/15/26	975	1,199
Bank One Corp.	8.000%	4/29/27	2,500	3,158
Barclays Bank plc	2.750%	2/23/15	4,375	4,474
Barclays Bank plc	3.900%	4/7/15	3,745	3,897
Barclays Bank plc	5.000%	9/22/16	16,390	18,025
6 Barclays Bank plc	6.050%	12/4/17	700	780
Barclays Bank plc	6.750%	5/22/19	3,040	3,653
Barclays Bank plc	5.125%	1/8/20	2,815	3,120
Barclays Bank plc	5.140%	10/14/20	4,745	5,054
BB&T Corp.	5.200%	12/23/15	10,874	11,736
BB&T Corp.	3.200%	3/15/16	7,170	7,514
BB&T Corp.	2.150%	3/22/17	3,800	3,851
BB&T Corp.	4.900%	6/30/17	100	110
BB&T Corp.	1.600%	8/15/17	915	907
BB&T Corp.	1.450%	1/12/18	925	903
BB&T Corp.	2.050%	6/19/18	3,000	2,973
BB&T Corp.	5.250%	11/1/19	3,750	4,194
BB&T Corp.	3.950%	3/22/22	4,049	3,985
BBVA US Senior SAU	4.664%	10/9/15	9,955	10,473
Bear Stearns Cos. LLC	5.300%	10/30/15	5,900	6,357
Bear Stearns Cos. LLC	5.550%	1/22/17	2,200	2,448
Bear Stearns Cos. LLC	6.400%	10/2/17	9,650	11,268
Bear Stearns Cos. LLC	7.250%	2/1/18	11,905	14,132
Bear Stearns Cos. LLC	4.650%	7/2/18	425	463
BNP Paribas SA	3.250%	3/11/15	9,355	9,627
BNP Paribas SA	3.600%	2/23/16	10,575	11,122
BNP Paribas SA	2.375%	9/14/17	16,175	16,484
BNP Paribas SA	2.700%	8/20/18	12,950	13,138
BNP Paribas SA	5.000%	1/15/21	17,865	19,486
BNP Paribas SA	3.250%	3/3/23	19,325	18,179
BNY Mellon NA	4.750%	12/15/14	3,350	3,483
BPCE SA	2.500%	12/10/18	5,500	5,458
Branch Banking & Trust Co.	5.625%	9/15/16	1,875	2,084
Branch Banking & Trust Co.	1.050%	12/1/16	475	473
Branch Banking & Trust Co.	2.300%	10/15/18	6,000	5,995
Canadian Imperial Bank of Commerce	0.900%	10/1/15	3,475	3,496
Canadian Imperial Bank of Commerce	2.350%	12/11/15	3,620	3,738
Canadian Imperial Bank of Commerce	1.350%	7/18/16	3,625	3,646
Capital One Bank USA NA	8.800%	7/15/19	6,825	8,641
Capital One Bank USA NA	3.375%	2/15/23	6,085	5,647
Capital One Financial Corp.	2.150%	3/23/15	2,870	2,918
Capital One Financial Corp.	5.500%	6/1/15	6,650	7,064
Capital One Financial Corp.	1.000%	11/6/15	2,000	2,000
Capital One Financial Corp.	3.150%	7/15/16	9,545	9,962
Capital One Financial Corp.	6.150%	9/1/16	3,150	3,509
Capital One Financial Corp.	6.750%	9/15/17	2,070	2,413

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	4.750%	7/15/21	1,545	1,638
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,133
	Capital One NA	1.500%	3/22/18	6,075	5,913
[3,6]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	4,762
	Citigroup Inc.	6.010%	1/15/15	3,448	3,629
	Citigroup Inc.	2.650%	3/2/15	11,900	12,142
	Citigroup Inc.	4.750%	5/19/15	4,738	4,982
	Citigroup Inc.	4.700%	5/29/15	3,650	3,840
	Citigroup Inc.	2.250%	8/7/15	5,000	5,103
	Citigroup Inc.	4.587%	12/15/15	4,695	5,015
	Citigroup Inc.	5.300%	1/7/16	5,550	5,993
	Citigroup Inc.	1.250%	1/15/16	6,575	6,590
	Citigroup Inc.	1.300%	4/1/16	6,825	6,833
	Citigroup Inc.	3.953%	6/15/16	7,465	7,933
	Citigroup Inc.	1.700%	7/25/16	7,050	7,114
	Citigroup Inc.	5.850%	8/2/16	265	294
	Citigroup Inc.	4.450%	1/10/17	10,650	11,533
	Citigroup Inc.	5.500%	2/15/17	12,485	13,753
	Citigroup Inc.	6.000%	8/15/17	3,441	3,935
	Citigroup Inc.	6.125%	11/21/17	20,170	23,244
	Citigroup Inc.	1.750%	5/1/18	10,075	9,903
	Citigroup Inc.	6.125%	5/15/18	21,457	24,874
	Citigroup Inc.	2.500%	9/26/18	10,875	10,949
	Citigroup Inc.	8.500%	5/22/19	13,415	17,156
	Citigroup Inc.	5.375%	8/9/20	14,014	15,874
	Citigroup Inc.	4.500%	1/14/22	14,300	15,057
	Citigroup Inc.	4.050%	7/30/22	4,300	4,245
	Citigroup Inc.	3.375%	3/1/23	6,600	6,223
	Citigroup Inc.	3.500%	5/15/23	10,425	9,635
	Citigroup Inc.	3.875%	10/25/23	7,425	7,267
	Citigroup Inc.	5.500%	9/13/25	3,425	3,600
	Citigroup Inc.	6.625%	1/15/28	2,700	3,115
	Citigroup Inc.	6.625%	6/15/32	1,925	2,147
	Citigroup Inc.	5.875%	2/22/33	5,180	5,312
	Citigroup Inc.	6.000%	10/31/33	2,900	3,047
	Citigroup Inc.	5.850%	12/11/34	530	572
	Citigroup Inc.	6.125%	8/25/36	7,610	8,094
	Citigroup Inc.	5.875%	5/29/37	3,482	3,836
	Citigroup Inc.	6.875%	3/5/38	4,919	6,105
	Citigroup Inc.	8.125%	7/15/39	5,575	7,791
	Citigroup Inc.	5.875%	1/30/42	2,825	3,139
	Citigroup Inc.	6.675%	9/13/43	5,000	5,706
	Citigroup Inc.	4.950%	11/7/43	10,000	9,916
	Comerica Bank	5.750%	11/21/16	3,775	4,238
	Comerica Bank	5.200%	8/22/17	2,800	3,095
	Comerica Inc.	4.800%	5/1/15	1,100	1,155
	Commonwealth Bank of Australia	1.950%	3/16/15	7,200	7,324
	Commonwealth Bank of Australia	1.250%	9/18/15	9,300	9,409
	Commonwealth Bank of Australia	1.900%	9/18/17	2,000	1,996
	Commonwealth Bank of Australia	2.500%	9/20/18	4,000	4,032
	Compass Bank	6.400%	10/1/17	2,000	2,204
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	8,730	8,955
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,150	14,906

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	12,265	12,959
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	11,025	11,059
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	5,975	5,767
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	6,525	6,553
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	8,715	8,888
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	5,425	5,727
Countrywide Financial Corp.	6.250%	5/15/16	450	496
Credit Suisse	3.500%	3/23/15	11,985	12,393
Credit Suisse	6.000%	2/15/18	10,564	12,197
Credit Suisse	5.300%	8/13/19	8,700	9,798
Credit Suisse	5.400%	1/14/20	7,275	8,067
Credit Suisse	4.375%	8/5/20	4,150	4,423
Credit Suisse USA Inc.	4.875%	1/15/15	8,935	9,334
Credit Suisse USA Inc.	5.125%	8/15/15	5,683	6,089
Credit Suisse USA Inc.	5.375%	3/2/16	680	747
Credit Suisse USA Inc.	7.125%	7/15/32	5,385	7,009
Deutsche Bank AG	3.450%	3/30/15	6,200	6,400
Deutsche Bank AG	3.250%	1/11/16	13,370	13,972
Deutsche Bank AG	6.000%	9/1/17	7,995	9,126
3 Deutsche Bank AG	4.296%	5/24/28	7,025	6,348
Deutsche Bank Financial LLC	5.375%	3/2/15	4,545	4,755
Discover Bank	2.000%	2/21/18	5,000	4,913
Discover Bank	7.000%	4/15/20	1,350	1,562
Discover Bank	4.200%	8/8/23	1,350	1,325
Discover Financial Services	6.450%	6/12/17	325	367
Discover Financial Services	5.200%	4/27/22	950	982
Discover Financial Services	3.850%	11/21/22	5,630	5,333
Fifth Third Bancorp	3.625%	1/25/16	3,775	3,959
Fifth Third Bancorp	4.500%	6/1/18	725	777
Fifth Third Bancorp	3.500%	3/15/22	6,025	5,857
Fifth Third Bancorp	4.300%	1/16/24	8,050	7,863
Fifth Third Bancorp	8.250%	3/1/38	3,946	5,191
Fifth Third Bank	4.750%	2/1/15	2,800	2,917
Fifth Third Bank	1.150%	11/18/16	2,000	1,996
Fifth Third Bank	1.450%	2/28/18	5,000	4,849
First Horizon National Corp.	5.375%	12/15/15	7,825	8,413
First Niagara Financial Group Inc.	6.750%	3/19/20	1,350	1,550
First Niagara Financial Group Inc.	7.250%	12/15/21	1,215	1,394
FirstMerit Corp.	4.350%	2/4/23	4,950	4,848
Goldman Sachs Capital I	6.345%	2/15/34	5,375	5,418
Goldman Sachs Group Inc.	5.125%	1/15/15	8,040	8,397
Goldman Sachs Group Inc.	3.300%	5/3/15	1,475	1,519
Goldman Sachs Group Inc.	3.700%	8/1/15	3,210	3,344
Goldman Sachs Group Inc.	1.600%	11/23/15	5,950	6,009
Goldman Sachs Group Inc.	5.350%	1/15/16	14,375	15,530
Goldman Sachs Group Inc.	3.625%	2/7/16	22,140	23,161
Goldman Sachs Group Inc.	5.750%	10/1/16	3,330	3,709
Goldman Sachs Group Inc.	5.625%	1/15/17	7,170	7,894
Goldman Sachs Group Inc.	6.250%	9/1/17	12,380	14,183

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	5.950%	1/18/18	6,215	7,067
Goldman Sachs Group Inc.	2.375%	1/22/18	9,225	9,246
Goldman Sachs Group Inc.	6.150%	4/1/18	28,975	33,242
Goldman Sachs Group Inc.	2.900%	7/19/18	32,825	33,375
Goldman Sachs Group Inc.	7.500%	2/15/19	14,755	17,935
Goldman Sachs Group Inc.	5.375%	3/15/20	24,740	27,475
Goldman Sachs Group Inc.	6.000%	6/15/20	18,290	20,929
Goldman Sachs Group Inc.	5.250%	7/27/21	17,950	19,683
Goldman Sachs Group Inc.	5.750%	1/24/22	29,850	33,545
Goldman Sachs Group Inc.	3.625%	1/22/23	9,700	9,326
Goldman Sachs Group Inc.	5.950%	1/15/27	4,795	5,072
Goldman Sachs Group Inc.	6.125%	2/15/33	7,990	8,957
Goldman Sachs Group Inc.	6.450%	5/1/36	11,000	11,640
Goldman Sachs Group Inc.	6.750%	10/1/37	19,355	21,350
Goldman Sachs Group Inc.	6.250%	2/1/41	12,205	14,008
HSBC Bank USA NA	4.875%	8/24/20	4,275	4,633
HSBC Bank USA NA	5.875%	11/1/34	2,575	2,793
HSBC Bank USA NA	5.625%	8/15/35	3,950	4,154
HSBC Bank USA NA	7.000%	1/15/39	325	406
HSBC Holdings plc	5.100%	4/5/21	12,020	13,338
HSBC Holdings plc	4.875%	1/14/22	2,350	2,527
HSBC Holdings plc	4.000%	3/30/22	4,125	4,219
HSBC Holdings plc	7.625%	5/17/32	325	405
HSBC Holdings plc	7.350%	11/27/32	600	731
HSBC Holdings plc	6.500%	5/2/36	15,965	18,865
HSBC Holdings plc	6.500%	9/15/37	13,815	16,257
HSBC Holdings plc	6.800%	6/1/38	6,125	7,496
HSBC Holdings plc	6.100%	1/14/42	2,225	2,641
HSBC USA Inc.	2.375%	2/13/15	10,500	10,706
HSBC USA Inc.	1.625%	1/16/18	11,975	11,817
HSBC USA Inc.	2.625%	9/24/18	4,025	4,095
HSBC USA Inc.	5.000%	9/27/20	4,455	4,789
Huntington Bancshares Inc.	2.600%	8/2/18	1,100	1,099
Huntington Bancshares Inc.	7.000%	12/15/20	6,900	8,062
Huntington National Bank	1.350%	8/2/16	800	802
Intesa Sanpaolo SPA	3.125%	1/15/16	7,650	7,781
Intesa Sanpaolo SPA	3.875%	1/16/18	4,775	4,857
Intesa Sanpaolo SPA	3.875%	1/15/19	12,475	12,423
JPMorgan Chase & Co.	3.700%	1/20/15	22,325	23,004
JPMorgan Chase & Co.	4.750%	3/1/15	4,625	4,837
JPMorgan Chase & Co.	1.875%	3/20/15	3,500	3,547
JPMorgan Chase & Co.	5.250%	5/1/15	5,525	5,825
JPMorgan Chase & Co.	3.400%	6/24/15	1,965	2,041
JPMorgan Chase & Co.	5.150%	10/1/15	4,695	5,026
JPMorgan Chase & Co.	1.100%	10/15/15	11,150	11,192
JPMorgan Chase & Co.	2.600%	1/15/16	4,525	4,687
JPMorgan Chase & Co.	1.125%	2/26/16	24,425	24,446
JPMorgan Chase & Co.	3.450%	3/1/16	1,420	1,488
JPMorgan Chase & Co.	3.150%	7/5/16	19,504	20,420
JPMorgan Chase & Co.	6.125%	6/27/17	3,325	3,779
JPMorgan Chase & Co.	2.000%	8/15/17	11,050	11,182
JPMorgan Chase & Co.	6.000%	1/15/18	14,967	17,230
JPMorgan Chase & Co.	1.800%	1/25/18	3,800	3,768
JPMorgan Chase & Co.	1.625%	5/15/18	13,325	13,037
JPMorgan Chase & Co.	6.300%	4/23/19	16,210	19,075

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	4.950%	3/25/20	1,300	1,443
JPMorgan Chase & Co.	4.400%	7/22/20	10,795	11,587
JPMorgan Chase & Co.	4.250%	10/15/20	11,350	12,014
JPMorgan Chase & Co.	4.625%	5/10/21	815	875
JPMorgan Chase & Co.	4.350%	8/15/21	33,290	35,119
JPMorgan Chase & Co.	4.500%	1/24/22	13,325	14,099
JPMorgan Chase & Co.	3.250%	9/23/22	17,450	16,705
JPMorgan Chase & Co.	3.200%	1/25/23	11,875	11,220
JPMorgan Chase & Co.	3.375%	5/1/23	6,800	6,306
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	17,720
JPMorgan Chase & Co.	5.500%	10/15/40	5,825	6,302
JPMorgan Chase & Co.	5.600%	7/15/41	6,300	6,838
JPMorgan Chase & Co.	5.400%	1/6/42	3,175	3,383
JPMorgan Chase & Co.	5.625%	8/16/43	8,360	8,810
JPMorgan Chase Bank NA	5.875%	6/13/16	7,950	8,786
JPMorgan Chase Bank NA	6.000%	10/1/17	9,579	10,949
KeyBank NA	5.800%	7/1/14	850	872
KeyBank NA	5.450%	3/3/16	2,500	2,718
KeyBank NA	1.650%	2/1/18	11,150	10,927
KeyCorp	3.750%	8/13/15	725	758
KeyCorp	2.300%	12/13/18	3,275	3,249
KeyCorp	5.100%	3/24/21	6,490	7,039
6 Lloyds Bank plc	4.375%	1/12/15	2,725	2,826
Lloyds Bank plc	4.875%	1/21/16	5,370	5,774
Lloyds Bank plc	4.200%	3/28/17	5,050	5,417
Lloyds Bank plc	2.300%	11/27/18	13,850	13,808
6 Lloyds Bank plc	5.800%	1/13/20	2,950	3,383
Lloyds Bank plc	6.375%	1/21/21	5,500	6,524
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,866
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	100	102
MBNA Corp.	5.000%	6/15/15	1,425	1,506
Merrill Lynch & Co. Inc.	5.000%	1/15/15	11,281	11,750
Merrill Lynch & Co. Inc.	6.050%	5/16/16	1,730	1,900
Merrill Lynch & Co. Inc.	5.700%	5/2/17	9,035	10,025
Merrill Lynch & Co. Inc.	6.400%	8/28/17	11,055	12,749
Merrill Lynch & Co. Inc.	6.875%	4/25/18	21,670	25,595
Merrill Lynch & Co. Inc.	6.500%	7/15/18	10,060	11,797
Merrill Lynch & Co. Inc.	6.110%	1/29/37	7,915	8,430
Merrill Lynch & Co. Inc.	7.750%	5/14/38	11,205	14,325
Morgan Stanley	4.100%	1/26/15	3,300	3,411
Morgan Stanley	6.000%	4/28/15	14,391	15,330
Morgan Stanley	5.375%	10/15/15	17,660	18,994
Morgan Stanley	3.450%	11/2/15	17,100	17,836
Morgan Stanley	1.750%	2/25/16	2,800	2,836
Morgan Stanley	3.800%	4/29/16	10,290	10,873
Morgan Stanley	5.750%	10/18/16	4,700	5,238
Morgan Stanley	5.450%	1/9/17	3,815	4,219
Morgan Stanley	4.750%	3/22/17	9,990	10,919
Morgan Stanley	5.550%	4/27/17	12,000	13,322
Morgan Stanley	5.950%	12/28/17	12,065	13,751
Morgan Stanley	6.625%	4/1/18	7,565	8,826
Morgan Stanley	2.125%	4/25/18	27,475	27,305
Morgan Stanley	7.300%	5/13/19	13,185	16,015
Morgan Stanley	5.625%	9/23/19	11,555	13,093
Morgan Stanley	5.500%	1/26/20	7,750	8,679

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.500%	7/24/20	2,150	2,402
Morgan Stanley	5.750%	1/25/21	12,940	14,650
Morgan Stanley	5.500%	7/28/21	3,175	3,544
Morgan Stanley	4.875%	11/1/22	7,625	7,747
Morgan Stanley	3.750%	2/25/23	5,400	5,245
Morgan Stanley	4.100%	5/22/23	10,975	10,577
Morgan Stanley	5.000%	11/24/25	8,250	8,264
Morgan Stanley	6.250%	8/9/26	9,600	11,041
Morgan Stanley	7.250%	4/1/32	6,895	8,571
Morgan Stanley	6.375%	7/24/42	14,975	17,393
Murray Street Investment Trust I	4.647%	3/9/17	6,300	6,790
National Australia Bank Ltd.	2.000%	3/9/15	3,800	3,869
National Australia Bank Ltd.	1.600%	8/7/15	6,275	6,367
National Australia Bank Ltd.	0.900%	1/20/16	7,500	7,499
National Australia Bank Ltd.	2.750%	3/9/17	3,800	3,922
National Australia Bank Ltd.	2.300%	7/25/18	3,225	3,249
National Australia Bank Ltd.	3.000%	1/20/23	3,200	2,975
National Bank of Canada	1.500%	6/26/15	2,400	2,433
National Bank of Canada	1.450%	11/7/17	2,200	2,146
National City Bank	5.800%	6/7/17	2,055	2,314
National City Corp.	4.900%	1/15/15	850	889
National City Corp.	6.875%	5/15/19	4,965	5,882
Northern Trust Co.	6.500%	8/15/18	425	501
Northern Trust Corp.	2.375%	8/2/22	10,550	9,729
Northern Trust Corp.	3.950%	10/30/25	4,325	4,174
People’s United Financial Inc.	3.650%	12/6/22	2,945	2,771
PNC Bank NA	0.800%	1/28/16	2,500	2,490
PNC Bank NA	1.150%	11/1/16	1,250	1,249
PNC Bank NA	4.875%	9/21/17	3,575	3,925
PNC Bank NA	6.000%	12/7/17	1,950	2,222
PNC Bank NA	2.700%	11/1/22	2,350	2,128
PNC Bank NA	2.950%	1/30/23	4,500	4,118
PNC Bank NA	4.200%	11/1/25	7,000	6,821
PNC Financial Services Group Inc.	2.854%	11/9/22	2,875	2,654
PNC Funding Corp.	3.000%	5/19/14	145	146
PNC Funding Corp.	3.625%	2/8/15	235	243
PNC Funding Corp.	4.250%	9/21/15	650	687
PNC Funding Corp.	5.250%	11/15/15	7,550	8,124
PNC Funding Corp.	2.700%	9/19/16	1,945	2,026
PNC Funding Corp.	5.625%	2/1/17	325	360
PNC Funding Corp.	6.700%	6/10/19	6,475	7,823
PNC Funding Corp.	5.125%	2/8/20	5,700	6,383
PNC Funding Corp.	4.375%	8/11/20	6,975	7,510
PNC Funding Corp.	3.300%	3/8/22	4,000	3,921
Regions Financial Corp.	2.000%	5/15/18	7,000	6,795
Royal Bank of Canada	1.150%	3/13/15	2,475	2,497
Royal Bank of Canada	0.800%	10/30/15	4,050	4,063
Royal Bank of Canada	2.625%	12/15/15	9,125	9,476
Royal Bank of Canada	2.875%	4/19/16	2,075	2,165
Royal Bank of Canada	2.300%	7/20/16	19,255	19,918
Royal Bank of Canada	2.200%	7/27/18	12,375	12,443
Royal Bank of Scotland Group plc	2.550%	9/18/15	2,950	3,018
Royal Bank of Scotland Group plc	6.400%	10/21/19	10,630	12,253
Royal Bank of Scotland NV	4.650%	6/4/18	1,700	1,743
6 Royal Bank of Scotland plc	4.875%	8/25/14	1,075	1,101

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Scotland plc	4.875%	3/16/15	2,515	2,628
Royal Bank of Scotland plc	3.950%	9/21/15	545	573
Royal Bank of Scotland plc	4.375%	3/16/16	12,030	12,842
Royal Bank of Scotland plc	5.625%	8/24/20	7,355	8,213
Royal Bank of Scotland plc	6.125%	1/11/21	2,630	2,967
Santander Bank NA	8.750%	5/30/18	675	811
Santander Holdings USA Inc.	3.000%	9/24/15	300	308
Santander Holdings USA Inc.	4.625%	4/19/16	4,025	4,286
Santander Holdings USA Inc.	3.450%	8/27/18	5,325	5,443
Societe Generale SA	2.750%	10/12/17	5,025	5,149
Societe Generale SA	2.625%	10/1/18	17,500	17,584
State Street Bank & Trust Co.	5.300%	1/15/16	2,725	2,943
State Street Bank & Trust Co.	5.250%	10/15/18	2,879	3,231
State Street Corp.	2.875%	3/7/16	6,235	6,487
State Street Corp.	5.375%	4/30/17	185	206
State Street Corp.	4.956%	3/15/18	868	944
State Street Corp.	4.375%	3/7/21	1,385	1,495
State Street Corp.	3.100%	5/15/23	11,175	10,248
State Street Corp.	3.700%	11/20/23	7,200	7,141
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	3,700	3,731
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	200	199
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	400	402
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	6,925	6,867
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	2,750	2,680
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	7,025	7,068
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,675	2,527
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	505
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	2,350	2,335
SunTrust Bank	5.000%	9/1/15	916	970
SunTrust Bank	7.250%	3/15/18	1,200	1,414
SunTrust Bank	2.750%	5/1/23	2,150	1,939
SunTrust Banks Inc.	3.600%	4/15/16	4,160	4,380
SunTrust Banks Inc.	3.500%	1/20/17	4,070	4,288
SunTrust Banks Inc.	6.000%	9/11/17	2,550	2,899
SunTrust Banks Inc.	2.350%	11/1/18	2,075	2,064
Svenska Handelsbanken AB	2.875%	4/4/17	10,975	11,427
Svenska Handelsbanken AB	1.625%	3/21/18	1,975	1,946
Svenska Handelsbanken AB	2.500%	1/25/19	6,750	6,730
Toronto-Dominion Bank	1.375%	7/14/14	2,660	2,676
Toronto-Dominion Bank	2.500%	7/14/16	2,495	2,588
Toronto-Dominion Bank	2.375%	10/19/16	9,078	9,429
Toronto-Dominion Bank	1.400%	4/30/18	5,125	4,998
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,259
UBS AG	3.875%	1/15/15	1,890	1,953
UBS AG	7.000%	10/15/15	1,000	1,103
UBS AG	5.875%	7/15/16	3,670	4,071
UBS AG	7.375%	6/15/17	3,350	3,812
UBS AG	5.875%	12/20/17	9,485	10,862
UBS AG	5.750%	4/25/18	9,140	10,462
UBS AG	4.875%	8/4/20	15,550	17,249
UBS AG	7.750%	9/1/26	1,325	1,621
Union Bank NA	5.950%	5/11/16	1,375	1,521
Union Bank NA	1.500%	9/26/16	2,275	2,297
Union Bank NA	2.125%	6/16/17	1,800	1,824
Union Bank NA	2.625%	9/26/18	13,800	14,020

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnionBanCal Corp.	3.500%	6/18/22	4,150	4,067
US Bancorp	3.150%	3/4/15	600	619
US Bancorp	2.450%	7/27/15	480	494
US Bancorp	3.442%	2/1/16	4,395	4,575
US Bancorp	2.200%	11/15/16	9,450	9,743
US Bancorp	1.650%	5/15/17	6,650	6,701
US Bancorp	1.950%	11/15/18	2,475	2,456
US Bancorp	4.125%	5/24/21	4,615	4,884
US Bancorp	3.000%	3/15/22	4,225	4,078
US Bancorp	2.950%	7/15/22	6,275	5,824
US Bank NA	4.800%	4/15/15	850	894
Vesey Street Investment Trust I	4.404%	9/1/16	625	670
Wachovia Bank NA	4.875%	2/1/15	4,840	5,059
Wachovia Bank NA	5.000%	8/15/15	577	614
Wachovia Bank NA	6.000%	11/15/17	2,500	2,881
Wachovia Bank NA	5.850%	2/1/37	5,775	6,524
Wachovia Bank NA	6.600%	1/15/38	13,195	16,183
Wachovia Corp.	5.625%	10/15/16	11,800	13,205
Wachovia Corp.	5.750%	6/15/17	11,950	13,640
Wachovia Corp.	5.750%	2/1/18	12,165	14,008
Wachovia Corp.	6.605%	10/1/25	100	114
Wachovia Corp.	5.500%	8/1/35	1,775	1,826
Wachovia Corp.	6.550%	10/15/35	250	280
Wells Fargo & Co.	1.250%	2/13/15	17,550	17,697
Wells Fargo & Co.	3.625%	4/15/15	11,375	11,819
Wells Fargo & Co.	1.500%	7/1/15	3,350	3,399
Wells Fargo & Co.	3.676%	6/15/16	13,820	14,677
Wells Fargo & Co.	1.250%	7/20/16	4,000	4,020
Wells Fargo & Co.	5.125%	9/15/16	1,060	1,164
Wells Fargo & Co.	2.625%	12/15/16	5,400	5,647
Wells Fargo & Co.	2.100%	5/8/17	3,625	3,692
Wells Fargo & Co.	5.625%	12/11/17	11,390	13,052
Wells Fargo & Co.	1.500%	1/16/18	8,800	8,699
Wells Fargo & Co.	4.600%	4/1/21	15,890	17,167
Wells Fargo & Co.	3.500%	3/8/22	11,450	11,458
Wells Fargo & Co.	3.450%	2/13/23	7,575	7,116
Wells Fargo & Co.	4.125%	8/15/23	19,350	19,266
Wells Fargo & Co.	5.375%	2/7/35	4,475	4,799
Wells Fargo & Co.	5.375%	11/2/43	12,379	12,584
Wells Fargo Bank NA	4.750%	2/9/15	4,005	4,176
Wells Fargo Bank NA	5.750%	5/16/16	3,600	3,971
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,036
3 Wells Fargo Capital X	5.950%	12/1/86	3,600	3,519
Westpac Banking Corp.	4.200%	2/27/15	7,400	7,714
Westpac Banking Corp.	3.000%	8/4/15	4,125	4,286
Westpac Banking Corp.	1.125%	9/25/15	12,275	12,405
Westpac Banking Corp.	3.000%	12/9/15	1,735	1,812
Westpac Banking Corp.	0.950%	1/12/16	2,550	2,553
Westpac Banking Corp.	2.000%	8/14/17	4,750	4,777
Westpac Banking Corp.	1.600%	1/12/18	4,250	4,190
Westpac Banking Corp.	2.250%	7/30/18	8,400	8,430
Westpac Banking Corp.	4.875%	11/19/19	10,420	11,513
Zions Bancorporation	4.500%	6/13/23	2,700	2,627

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.2%)
Ameriprise Financial Inc.	5.650%	11/15/15	2,500	2,718
Ameriprise Financial Inc.	5.300%	3/15/20	2,575	2,884
Ameriprise Financial Inc.	4.000%	10/15/23	2,400	2,373
3 Ameriprise Financial Inc.	7.518%	6/1/66	4,475	4,973
BlackRock Inc.	1.375%	6/1/15	875	886
BlackRock Inc.	6.250%	9/15/17	1,150	1,334
BlackRock Inc.	5.000%	12/10/19	3,840	4,343
BlackRock Inc.	4.250%	5/24/21	7,525	7,949
BlackRock Inc.	3.375%	6/1/22	7,250	7,122
Charles Schwab Corp.	0.850%	12/4/15	600	600
Charles Schwab Corp.	4.450%	7/22/20	1,000	1,073
Charles Schwab Corp.	3.225%	9/1/22	5,814	5,557
Eaton Vance Corp.	3.625%	6/15/23	1,925	1,837
6 FMR LLC	7.490%	6/15/19	200	239
Franklin Resources Inc.	3.125%	5/20/15	1,450	1,494
Franklin Resources Inc.	1.375%	9/15/17	1,400	1,370
Franklin Resources Inc.	4.625%	5/20/20	700	756
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,527
Invesco Finance plc	3.125%	11/30/22	6,575	6,064
Invesco Finance plc	4.000%	1/30/24	3,050	3,030
Invesco Finance plc	5.375%	11/30/43	6,450	6,450
Jefferies Group LLC	3.875%	11/9/15	1,475	1,542
Jefferies Group LLC	5.125%	4/13/18	3,975	4,287
Jefferies Group LLC	8.500%	7/15/19	3,000	3,632
Jefferies Group LLC	6.875%	4/15/21	7,020	8,002
Jefferies Group LLC	5.125%	1/20/23	2,425	2,449
Jefferies Group LLC	6.450%	6/8/27	1,175	1,214
Jefferies Group LLC	6.250%	1/15/36	1,780	1,713
Jefferies Group LLC	6.500%	1/20/43	1,600	1,581
Lazard Group LLC	6.850%	6/15/17	2,675	3,026
Lazard Group LLC	4.250%	11/14/20	1,675	1,670
Legg Mason Inc.	5.500%	5/21/19	1,825	2,000
Leucadia National Corp.	5.500%	10/18/23	8,225	8,212
Leucadia National Corp.	6.625%	10/23/43	625	609
Nomura Holdings Inc.	5.000%	3/4/15	2,425	2,532
Nomura Holdings Inc.	4.125%	1/19/16	275	290
Nomura Holdings Inc.	2.000%	9/13/16	8,500	8,555
Nomura Holdings Inc.	6.700%	3/4/20	4,025	4,622
Raymond James Financial Inc.	4.250%	4/15/16	1,000	1,063
Raymond James Financial Inc.	8.600%	8/15/19	5,000	6,327
TD Ameritrade Holding Corp.	4.150%	12/1/14	1,025	1,059
TD Ameritrade Holding Corp.	5.600%	12/1/19	925	1,060

Finance Companies (0.6%)
Air Lease Corp.	5.625%	4/1/17	15,000	16,500
Air Lease Corp.	3.375%	1/15/19	8,000	8,040
Air Lease Corp.	4.750%	3/1/20	8,000	8,300
Ares Capital Corp.	4.875%	11/30/18	600	615
Block Financial LLC	5.500%	11/1/22	1,500	1,537
GATX Corp.	2.375%	7/30/18	3,000	2,992
GATX Corp.	4.750%	6/15/22	2,050	2,053
3 GE Capital Trust I	6.375%	11/15/67	1,069	1,157
General Electric Capital Corp.	2.150%	1/9/15	11,450	11,663
General Electric Capital Corp.	4.875%	3/4/15	5,000	5,253

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	3.500%	6/29/15	5,000	5,218
General Electric Capital Corp.	1.625%	7/2/15	16,825	17,094
General Electric Capital Corp.	4.375%	9/21/15	5,300	5,623
General Electric Capital Corp.	2.250%	11/9/15	14,920	15,377
General Electric Capital Corp.	1.000%	12/11/15	1,125	1,136
General Electric Capital Corp.	1.000%	1/8/16	5,250	5,263
General Electric Capital Corp.	2.950%	5/9/16	4,225	4,419
General Electric Capital Corp.	1.500%	7/12/16	6,575	6,661
General Electric Capital Corp.	3.350%	10/17/16	9,325	9,899
General Electric Capital Corp.	5.400%	2/15/17	5,850	6,504
General Electric Capital Corp.	2.300%	4/27/17	12,700	13,013
General Electric Capital Corp.	5.625%	9/15/17	6,065	6,898
General Electric Capital Corp.	1.600%	11/20/17	2,650	2,644
General Electric Capital Corp.	1.625%	4/2/18	7,125	7,045
General Electric Capital Corp.	5.625%	5/1/18	30,000	34,501
General Electric Capital Corp.	6.000%	8/7/19	10,675	12,530
General Electric Capital Corp.	2.100%	12/11/19	900	878
General Electric Capital Corp.	5.500%	1/8/20	5,550	6,347
General Electric Capital Corp.	5.550%	5/4/20	9,275	10,686
General Electric Capital Corp.	4.375%	9/16/20	5,000	5,398
General Electric Capital Corp.	4.625%	1/7/21	3,425	3,722
General Electric Capital Corp.	5.300%	2/11/21	8,330	9,292
General Electric Capital Corp.	4.650%	10/17/21	20,965	22,922
General Electric Capital Corp.	3.150%	9/7/22	4,000	3,861
General Electric Capital Corp.	3.100%	1/9/23	6,015	5,705
General Electric Capital Corp.	6.750%	3/15/32	21,585	26,640
General Electric Capital Corp.	6.150%	8/7/37	11,072	12,766
General Electric Capital Corp.	5.875%	1/14/38	30,490	34,455
General Electric Capital Corp.	6.875%	1/10/39	23,425	29,997
3 General Electric Capital Corp.	6.375%	11/15/67	11,566	12,520
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	1,950	2,021
HSBC Finance Corp.	5.250%	4/15/15	4,485	4,725
HSBC Finance Corp.	5.000%	6/30/15	11,445	12,106
HSBC Finance Corp.	5.500%	1/19/16	1,545	1,677
HSBC Finance Corp.	6.676%	1/15/21	15,159	17,442
Prospect Capital Corp.	5.875%	3/15/23	750	721

Insurance (1.3%)
ACE Capital Trust II	9.700%	4/1/30	1,000	1,425
ACE INA Holdings Inc.	5.600%	5/15/15	1,725	1,840
ACE INA Holdings Inc.	2.600%	11/23/15	3,735	3,863
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,567
ACE INA Holdings Inc.	5.800%	3/15/18	675	772
ACE INA Holdings Inc.	5.900%	6/15/19	785	916
ACE INA Holdings Inc.	2.700%	3/13/23	2,100	1,921
ACE INA Holdings Inc.	6.700%	5/15/36	400	499
ACE INA Holdings Inc.	4.150%	3/13/43	475	427
AEGON Funding Co. LLC	5.750%	12/15/20	5,641	6,306
Aetna Inc.	6.000%	6/15/16	6,675	7,453
Aetna Inc.	1.500%	11/15/17	1,000	985
Aetna Inc.	6.500%	9/15/18	1,500	1,764
Aetna Inc.	3.950%	9/1/20	5,500	5,688
Aetna Inc.	4.125%	6/1/21	2,230	2,332
Aetna Inc.	2.750%	11/15/22	9,260	8,495
Aetna Inc.	6.625%	6/15/36	3,100	3,675

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	6.750%	12/15/37	1,425	1,725
Aetna Inc.	4.125%	11/15/42	1,675	1,458
Aflac Inc.	2.650%	2/15/17	2,565	2,648
Aflac Inc.	8.500%	5/15/19	4,984	6,350
Aflac Inc.	3.625%	6/15/23	2,300	2,219
Aflac Inc.	6.900%	12/17/39	1,900	2,322
Aflac Inc.	6.450%	8/15/40	1,050	1,225
AIG Life Holdings Inc.	8.500%	7/1/30	3,825	4,791
Alleghany Corp.	5.625%	9/15/20	1,000	1,096
Alleghany Corp.	4.950%	6/27/22	3,200	3,330
Allied World Assurance Co. Ltd.	7.500%	8/1/16	6,875	7,867
Allstate Corp.	3.150%	6/15/23	2,200	2,081
Allstate Corp.	5.350%	6/1/33	225	238
Allstate Corp.	5.550%	5/9/35	745	811
Allstate Corp.	5.950%	4/1/36	525	597
Allstate Corp.	4.500%	6/15/43	1,575	1,483
3 Allstate Corp.	5.750%	8/15/53	2,000	2,025
3 Allstate Corp.	6.125%	5/15/67	5,075	5,303
3 Allstate Corp.	6.500%	5/15/67	3,850	4,018
Alterra Finance LLC	6.250%	9/30/20	815	916
American Financial Group Inc.	9.875%	6/15/19	775	999
American International Group Inc.	3.000%	3/20/15	6,600	6,776
American International Group Inc.	2.375%	8/24/15	525	537
American International Group Inc.	5.050%	10/1/15	4,775	5,120
American International Group Inc.	4.875%	9/15/16	3,200	3,510
American International Group Inc.	5.600%	10/18/16	4,825	5,380
American International Group Inc.	3.800%	3/22/17	7,775	8,287
American International Group Inc.	5.450%	5/18/17	2,815	3,146
American International Group Inc.	5.850%	1/16/18	10,525	12,071
American International Group Inc.	8.250%	8/15/18	12,880	16,127
American International Group Inc.	3.375%	8/15/20	1,625	1,638
American International Group Inc.	6.400%	12/15/20	11,675	13,785
American International Group Inc.	4.875%	6/1/22	10,300	11,013
American International Group Inc.	4.125%	2/15/24	3,275	3,252
American International Group Inc.	6.250%	5/1/36	15,420	17,757
American International Group Inc.	6.820%	11/15/37	1,107	1,338
3 American International Group Inc.	8.175%	5/15/68	10,315	12,378
3 American International Group Inc.	6.250%	3/15/87	5,348	5,341
Aon Corp.	3.500%	9/30/15	2,025	2,114
Aon Corp.	5.000%	9/30/20	6,370	6,987
Aon Corp.	8.205%	1/1/27	475	570
Aon Corp.	6.250%	9/30/40	2,125	2,404
Aon plc	4.000%	11/27/23	2,675	2,626
Aon plc	4.450%	5/24/43	1,350	1,194
Arch Capital Group Ltd.	7.350%	5/1/34	1,175	1,474
Arch Capital Group US Inc.	5.144%	11/1/43	2,300	2,290
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	4,250	4,693
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	8,900	8,754
Assurant Inc.	4.000%	3/15/23	1,000	953
Assurant Inc.	6.750%	2/15/34	3,825	4,076
AXA SA	8.600%	12/15/30	7,170	8,775
Axis Specialty Finance LLC	5.875%	6/1/20	5,300	5,800
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,050	1,099
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	2,050	2,120
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	3,400	3,426

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	13,645	15,656
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	550	544
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	6,020	6,345
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,325	3,180
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	145	159
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,100	1,897
Berkshire Hathaway Inc.	3.200%	2/11/15	3,700	3,812
Berkshire Hathaway Inc.	0.800%	2/11/16	2,025	2,030
Berkshire Hathaway Inc.	2.200%	8/15/16	20,370	21,054
Berkshire Hathaway Inc.	1.900%	1/31/17	5,000	5,095
Berkshire Hathaway Inc.	1.550%	2/9/18	225	222
Berkshire Hathaway Inc.	3.000%	2/11/23	1,575	1,477
Berkshire Hathaway Inc.	4.500%	2/11/43	8,675	8,021
Chubb Corp.	5.750%	5/15/18	940	1,080
Chubb Corp.	6.000%	5/11/37	2,375	2,745
3 Chubb Corp.	6.375%	3/29/67	4,690	5,124
Cigna Corp.	2.750%	11/15/16	8,005	8,317
Cigna Corp.	5.125%	6/15/20	875	965
Cigna Corp.	4.375%	12/15/20	200	211
Cigna Corp.	4.500%	3/15/21	1,090	1,150
Cigna Corp.	4.000%	2/15/22	1,385	1,408
Cigna Corp.	7.875%	5/15/27	425	528
Cigna Corp.	6.150%	11/15/36	9,259	10,408
Cigna Corp.	5.875%	3/15/41	1,865	2,049
Cigna Corp.	5.375%	2/15/42	3,575	3,741
Cincinnati Financial Corp.	6.920%	5/15/28	4,325	4,999
CNA Financial Corp.	6.500%	8/15/16	1,750	1,969
CNA Financial Corp.	7.350%	11/15/19	1,840	2,230
CNA Financial Corp.	5.875%	8/15/20	1,805	2,048
CNA Financial Corp.	5.750%	8/15/21	1,515	1,689
Coventry Health Care Inc.	5.950%	3/15/17	1,800	2,037
Coventry Health Care Inc.	5.450%	6/15/21	1,985	2,201
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,279	1,381
First American Financial Corp.	4.300%	2/1/23	1,025	975
Genworth Holdings Inc.	8.625%	12/15/16	4,125	4,891
Genworth Holdings Inc.	6.515%	5/22/18	350	398
Genworth Holdings Inc.	7.700%	6/15/20	535	635
Genworth Holdings Inc.	7.625%	9/24/21	11,982	14,227
Genworth Holdings Inc.	4.800%	2/15/24	2,300	2,268
Genworth Holdings Inc.	6.500%	6/15/34	1,125	1,201
Hartford Financial Services Group Inc.	5.500%	10/15/16	975	1,084
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	994
Hartford Financial Services Group Inc.	4.000%	10/15/17	5,225	5,557
Hartford Financial Services Group Inc.	6.300%	3/15/18	2,134	2,452
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	1,057
Hartford Financial Services Group Inc.	5.500%	3/30/20	5,000	5,621
Hartford Financial Services Group Inc.	5.125%	4/15/22	825	897
Hartford Financial Services Group Inc.	5.950%	10/15/36	125	138
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,650	1,860
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,147
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,853
Humana Inc.	7.200%	6/15/18	2,375	2,801
Humana Inc.	6.300%	8/1/18	150	171
Humana Inc.	3.150%	12/1/22	3,825	3,518
Humana Inc.	8.150%	6/15/38	2,025	2,667

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Humana Inc.	4.625%	12/1/42	2,175	1,937
Infinity Property & Casualty Corp.	5.000%	9/19/22	950	948
ING US Inc.	2.900%	2/15/18	3,905	3,987
ING US Inc.	5.500%	7/15/22	525	569
ING US Inc.	5.700%	7/15/43	925	962
Lincoln National Corp.	4.300%	6/15/15	1,619	1,696
Lincoln National Corp.	8.750%	7/1/19	900	1,157
Lincoln National Corp.	6.250%	2/15/20	4,745	5,462
Lincoln National Corp.	4.850%	6/24/21	1,132	1,208
Lincoln National Corp.	4.200%	3/15/22	100	102
Lincoln National Corp.	4.000%	9/1/23	325	319
Lincoln National Corp.	6.150%	4/7/36	3,450	3,867
Lincoln National Corp.	7.000%	6/15/40	1,385	1,731
3 Lincoln National Corp.	7.000%	5/17/66	9,635	9,816
3 Lincoln National Corp.	6.050%	4/20/67	2,108	2,100
Loews Corp.	2.625%	5/15/23	3,800	3,401
Loews Corp.	6.000%	2/1/35	200	220
Loews Corp.	4.125%	5/15/43	4,675	3,970
Manulife Financial Corp.	3.400%	9/17/15	4,025	4,195
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,201
Markel Corp.	7.125%	9/30/19	825	982
Markel Corp.	4.900%	7/1/22	4,865	5,025
Markel Corp.	3.625%	3/30/23	2,175	2,036
Markel Corp.	5.000%	3/30/43	575	532
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	5,962	7,705
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,406
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,975	4,214
6 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	821
MetLife Inc.	5.000%	6/15/15	2,245	2,383
MetLife Inc.	6.750%	6/1/16	895	1,016
MetLife Inc.	1.756%	12/15/17	7,625	7,537
MetLife Inc.	6.817%	8/15/18	895	1,072
MetLife Inc.	7.717%	2/15/19	1,570	1,947
MetLife Inc.	4.750%	2/8/21	8,895	9,599
MetLife Inc.	3.048%	12/15/22	2,425	2,254
MetLife Inc.	6.500%	12/15/32	250	298
MetLife Inc.	6.375%	6/15/34	1,770	2,086
MetLife Inc.	5.700%	6/15/35	3,400	3,700
MetLife Inc.	5.875%	2/6/41	6,870	7,621
MetLife Inc.	4.125%	8/13/42	7,350	6,353
MetLife Inc.	4.875%	11/13/43	2,300	2,230
3 MetLife Inc.	6.400%	12/15/66	5,235	5,399
6 Metropolitan Life Global Funding I	5.125%	6/10/14	5,225	5,326
Montpelier Re Holdings Ltd.	4.700%	10/15/22	275	270
Munich Re America Corp.	7.450%	12/15/26	1,200	1,480
3 Nationwide Financial Services Inc.	6.750%	5/15/67	400	394
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,000	980
6 Pacific LifeCorp	5.125%	1/30/43	200	182
PartnerRe Finance B LLC	5.500%	6/1/20	8,508	9,207
Primerica Inc.	4.750%	7/15/22	475	487
Principal Financial Group Inc.	8.875%	5/15/19	10,090	12,898
Principal Financial Group Inc.	6.050%	10/15/36	1,825	2,058
Principal Life Income Funding Trusts	5.100%	4/15/14	1,250	1,266
ProAssurance Corp.	5.300%	11/15/23	875	897
Progressive Corp.	3.750%	8/23/21	5,855	5,980

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Progressive Corp.	6.625%	3/1/29	725	854
3 Progressive Corp.	6.700%	6/15/67	3,100	3,352
Protective Life Corp.	7.375%	10/15/19	950	1,145
Protective Life Corp.	8.450%	10/15/39	6,144	7,756
Prudential Financial Inc.	3.875%	1/14/15	5,360	5,537
Prudential Financial Inc.	6.200%	1/15/15	2,750	2,903
Prudential Financial Inc.	4.750%	9/17/15	5,750	6,128
Prudential Financial Inc.	5.500%	3/15/16	1,575	1,720
Prudential Financial Inc.	3.000%	5/12/16	3,150	3,278
Prudential Financial Inc.	6.000%	12/1/17	5,000	5,740
Prudential Financial Inc.	2.300%	8/15/18	3,400	3,401
Prudential Financial Inc.	7.375%	6/15/19	795	973
Prudential Financial Inc.	5.375%	6/21/20	1,945	2,186
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,370
Prudential Financial Inc.	5.400%	6/13/35	2,775	2,848
Prudential Financial Inc.	5.900%	3/17/36	2,300	2,503
Prudential Financial Inc.	5.700%	12/14/36	6,370	6,808
Prudential Financial Inc.	6.625%	12/1/37	2,100	2,509
Prudential Financial Inc.	5.625%	5/12/41	1,745	1,859
3 Prudential Financial Inc.	5.875%	9/15/42	4,850	4,929
3 Prudential Financial Inc.	5.625%	6/15/43	11,000	10,821
Prudential Financial Inc.	5.100%	8/15/43	1,525	1,519
3 Prudential Financial Inc.	5.200%	3/15/44	1,875	1,809
Reinsurance Group of America Inc.	5.625%	3/15/17	1,500	1,644
Reinsurance Group of America Inc.	6.450%	11/15/19	1,000	1,153
3 Reinsurance Group of America Inc.	6.750%	12/15/65	5,675	5,625
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,425	2,878
Torchmark Corp.	6.375%	6/15/16	1,225	1,353
Torchmark Corp.	9.250%	6/15/19	895	1,146
Transatlantic Holdings Inc.	8.000%	11/30/39	6,325	7,789
Travelers Cos. Inc.	5.500%	12/1/15	3,815	4,161
Travelers Cos. Inc.	6.250%	6/20/16	1,100	1,236
Travelers Cos. Inc.	5.750%	12/15/17	4,475	5,126
Travelers Cos. Inc.	5.800%	5/15/18	1,215	1,399
Travelers Cos. Inc.	3.900%	11/1/20	2,170	2,280
Travelers Cos. Inc.	6.750%	6/20/36	1,525	1,903
Travelers Cos. Inc.	6.250%	6/15/37	3,035	3,600
Travelers Cos. Inc.	5.350%	11/1/40	4,245	4,572
Travelers Cos. Inc.	4.600%	8/1/43	2,025	1,976
Trinity Acquisition plc	4.625%	8/15/23	750	733
Trinity Acquisition plc	6.125%	8/15/43	2,325	2,325
UnitedHealth Group Inc.	4.875%	3/15/15	875	919
UnitedHealth Group Inc.	0.850%	10/15/15	3,275	3,291
UnitedHealth Group Inc.	1.875%	11/15/16	325	332
UnitedHealth Group Inc.	6.000%	6/15/17	3,825	4,403
UnitedHealth Group Inc.	1.400%	10/15/17	2,450	2,426
UnitedHealth Group Inc.	6.000%	2/15/18	8,060	9,297
UnitedHealth Group Inc.	3.875%	10/15/20	5,000	5,229
UnitedHealth Group Inc.	4.700%	2/15/21	1,135	1,229
UnitedHealth Group Inc.	3.375%	11/15/21	145	142
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,136
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,277
UnitedHealth Group Inc.	5.800%	3/15/36	4,525	4,959
UnitedHealth Group Inc.	6.500%	6/15/37	625	742
UnitedHealth Group Inc.	6.625%	11/15/37	550	663

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	6.875%	2/15/38	7,620	9,406
UnitedHealth Group Inc.	5.950%	2/15/41	250	280
UnitedHealth Group Inc.	4.625%	11/15/41	2,475	2,314
UnitedHealth Group Inc.	4.375%	3/15/42	1,000	918
UnitedHealth Group Inc.	3.950%	10/15/42	2,200	1,866
UnitedHealth Group Inc.	4.250%	3/15/43	7,225	6,506
Unum Group	5.625%	9/15/20	825	901
Unum Group	5.750%	8/15/42	1,925	1,984
Validus Holdings Ltd.	8.875%	1/26/40	2,950	3,761
WellPoint Inc.	5.000%	12/15/14	4,650	4,845
WellPoint Inc.	1.250%	9/10/15	2,825	2,848
WellPoint Inc.	5.250%	1/15/16	1,860	2,011
WellPoint Inc.	2.375%	2/15/17	1,700	1,726
WellPoint Inc.	5.875%	6/15/17	3,725	4,212
WellPoint Inc.	1.875%	1/15/18	2,975	2,935
WellPoint Inc.	7.000%	2/15/19	655	776
WellPoint Inc.	3.700%	8/15/21	205	204
WellPoint Inc.	3.125%	5/15/22	9,620	9,007
WellPoint Inc.	3.300%	1/15/23	4,200	3,940
WellPoint Inc.	5.950%	12/15/34	5,050	5,419
WellPoint Inc.	5.850%	1/15/36	2,400	2,579
WellPoint Inc.	6.375%	6/15/37	3,620	4,100
WellPoint Inc.	4.625%	5/15/42	2,000	1,840
WellPoint Inc.	4.650%	1/15/43	4,375	4,032
Willis Group Holdings plc	4.125%	3/15/16	3,775	3,957
Willis Group Holdings plc	5.750%	3/15/21	1,885	2,031
Willis North America Inc.	6.200%	3/28/17	1,125	1,237
WR Berkley Corp.	5.375%	9/15/20	375	401
WR Berkley Corp.	4.625%	3/15/22	7,300	7,371
XL Group plc	6.375%	11/15/24	175	200
XL Group plc	6.250%	5/15/27	2,192	2,427
XLIT Ltd.	5.750%	10/1/21	4,030	4,544
XLIT Ltd.	5.250%	12/15/43	350	353

Other Finance (0.0%)
CME Group Inc.	3.000%	9/15/22	5,000	4,695
CME Group Inc.	5.300%	9/15/43	2,625	2,724
IntercontinentalExchange Group Inc.	2.500%	10/15/18	1,100	1,107
IntercontinentalExchange Group Inc.	4.000%	10/15/23	1,975	1,975
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	144
NASDAQ OMX Group Inc.	5.550%	1/15/20	3,800	4,085
ORIX Corp.	4.710%	4/27/15	1,500	1,564
ORIX Corp.	5.000%	1/12/16	2,340	2,490
ORIX Corp.	3.750%	3/9/17	2,700	2,806
XTRA Finance Corp.	5.150%	4/1/17	4,525	5,003

Real Estate Investment Trusts (0.5%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,575	2,596
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	375	350
Arden Realty LP	5.250%	3/1/15	250	261
AvalonBay Communities Inc.	5.750%	9/15/16	275	307
AvalonBay Communities Inc.	2.950%	9/15/22	325	297
AvalonBay Communities Inc.	2.850%	3/15/23	2,320	2,085
AvalonBay Communities Inc.	4.200%	12/15/23	1,655	1,639
BioMed Realty LP	3.850%	4/15/16	2,500	2,608

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BioMed Realty LP	4.250%	7/15/22	3,050	2,913
Boston Properties LP	5.625%	4/15/15	1,375	1,459
Boston Properties LP	3.700%	11/15/18	2,035	2,147
Boston Properties LP	5.625%	11/15/20	4,925	5,523
Boston Properties LP	4.125%	5/15/21	1,410	1,437
Boston Properties LP	3.850%	2/1/23	8,700	8,504
Boston Properties LP	3.800%	2/1/24	5,300	5,073
Brandywine Operating Partnership LP	5.700%	5/1/17	275	301
Brandywine Operating Partnership LP	4.950%	4/15/18	4,250	4,548
Brandywine Operating Partnership LP	3.950%	2/15/23	1,300	1,220
BRE Properties Inc.	5.500%	3/15/17	975	1,069
BRE Properties Inc.	3.375%	1/15/23	1,125	1,030
Camden Property Trust	2.950%	12/15/22	3,950	3,566
CBL & Associates LP	5.250%	12/1/23	2,950	2,941
CommonWealth REIT	6.250%	6/15/17	1,725	1,831
CommonWealth REIT	6.650%	1/15/18	975	1,067
CommonWealth REIT	5.875%	9/15/20	1,300	1,336
Corporate Office Properties LP	3.600%	5/15/23	1,300	1,176
CubeSmart LP	4.375%	12/15/23	2,850	2,781
6 DCT Industrial Trust Inc.	4.500%	10/15/23	425	414
DDR Corp.	7.875%	9/1/20	3,300	4,047
DDR Corp.	3.500%	1/15/21	1,950	1,893
DDR Corp.	4.625%	7/15/22	4,550	4,632
DDR Corp.	3.375%	5/15/23	3,825	3,483
Digital Realty Trust LP	4.500%	7/15/15	1,450	1,513
Digital Realty Trust LP	5.250%	3/15/21	4,965	5,069
Digital Realty Trust LP	3.625%	10/1/22	175	157
Duke Realty LP	7.375%	2/15/15	3,675	3,931
Duke Realty LP	5.950%	2/15/17	5,225	5,787
Duke Realty LP	6.750%	3/15/20	275	317
Duke Realty LP	3.625%	4/15/23	4,915	4,511
EPR Properties	5.750%	8/15/22	575	587
EPR Properties	5.250%	7/15/23	3,375	3,293
Equity One Inc.	3.750%	11/15/22	2,000	1,858
ERP Operating LP	5.250%	9/15/14	1,350	1,394
ERP Operating LP	5.125%	3/15/16	3,050	3,319
ERP Operating LP	5.375%	8/1/16	975	1,076
ERP Operating LP	5.750%	6/15/17	550	617
ERP Operating LP	4.750%	7/15/20	385	413
ERP Operating LP	4.625%	12/15/21	4,400	4,634
ERP Operating LP	3.000%	4/15/23	4,875	4,443
Essex Portfolio LP	3.250%	5/1/23	1,425	1,286
Federal Realty Investment Trust	3.000%	8/1/22	1,600	1,487
Federal Realty Investment Trust	2.750%	6/1/23	950	848
HCP Inc.	3.750%	2/1/16	7,630	7,999
HCP Inc.	6.300%	9/15/16	950	1,068
HCP Inc.	2.625%	2/1/20	5,000	4,760
HCP Inc.	5.375%	2/1/21	3,690	4,004
HCP Inc.	3.150%	8/1/22	3,375	3,074
HCP Inc.	4.250%	11/15/23	8,750	8,570
HCP Inc.	6.750%	2/1/41	925	1,096
Health Care REIT Inc.	3.625%	3/15/16	175	183
Health Care REIT Inc.	6.200%	6/1/16	3,250	3,608
Health Care REIT Inc.	4.700%	9/15/17	1,850	2,014
Health Care REIT Inc.	2.250%	3/15/18	8,900	8,804

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Health Care REIT Inc.	6.125%	4/15/20	3,850	4,327
Health Care REIT Inc.	4.950%	1/15/21	5,340	5,618
Health Care REIT Inc.	5.250%	1/15/22	175	186
Health Care REIT Inc.	3.750%	3/15/23	1,650	1,554
Health Care REIT Inc.	6.500%	3/15/41	175	191
Health Care REIT Inc.	5.125%	3/15/43	4,450	4,079
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,600	1,782
Healthcare Realty Trust Inc.	5.750%	1/15/21	4,666	5,046
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,500	1,385
Healthcare Trust of America Holdings LP	3.700%	4/15/23	875	804
Hospitality Properties Trust	5.125%	2/15/15	1,775	1,821
Hospitality Properties Trust	5.625%	3/15/17	3,150	3,423
Hospitality Properties Trust	6.700%	1/15/18	6,600	7,338
Kilroy Realty LP	5.000%	11/3/15	3,100	3,313
Kilroy Realty LP	4.800%	7/15/18	7,125	7,657
Kilroy Realty LP	3.800%	1/15/23	4,300	3,994
Kimco Realty Corp.	5.783%	3/15/16	3,125	3,414
Kimco Realty Corp.	5.700%	5/1/17	1,250	1,389
Kimco Realty Corp.	4.300%	2/1/18	840	892
Kimco Realty Corp.	6.875%	10/1/19	3,750	4,466
Kimco Realty Corp.	3.125%	6/1/23	175	158
Liberty Property LP	5.125%	3/2/15	4,170	4,353
Liberty Property LP	6.625%	10/1/17	1,800	2,053
Liberty Property LP	4.750%	10/1/20	450	471
Liberty Property LP	3.375%	6/15/23	1,775	1,610
Liberty Property LP	4.400%	2/15/24	1,700	1,667
Mack-Cali Realty LP	2.500%	12/15/17	1,700	1,692
Mack-Cali Realty LP	7.750%	8/15/19	2,175	2,595
Mack-Cali Realty LP	4.500%	4/18/22	350	343
Mack-Cali Realty LP	3.150%	5/15/23	5,850	5,081
Mid-America Apartments LP	4.300%	10/15/23	1,000	973
National Retail Properties Inc.	6.875%	10/15/17	6,950	8,019
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,523
Omega Healthcare Investors Inc.	6.750%	10/15/22	3,258	3,539
Omega Healthcare Investors Inc.	5.875%	3/15/24	685	692
Piedmont Operating Partnership LP	3.400%	6/1/23	975	872
Post Apartment Homes LP	3.375%	12/1/22	3,025	2,771
ProLogis LP	4.500%	8/15/17	775	836
ProLogis LP	6.625%	5/15/18	443	517
ProLogis LP	2.750%	2/15/19	3,025	3,005
ProLogis LP	6.875%	3/15/20	3,675	4,326
ProLogis LP	4.250%	8/15/23	1,800	1,778
Realty Income Corp.	2.000%	1/31/18	700	686
Realty Income Corp.	6.750%	8/15/19	5,665	6,606
Realty Income Corp.	5.750%	1/15/21	3,000	3,307
Realty Income Corp.	3.250%	10/15/22	825	749
Realty Income Corp.	4.650%	8/1/23	800	804
Regency Centers LP	5.250%	8/1/15	625	663
Regency Centers LP	5.875%	6/15/17	3,400	3,762
Regency Centers LP	4.800%	4/15/21	2,000	2,071
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,250	1,246
Senior Housing Properties Trust	4.300%	1/15/16	700	726
Simon Property Group LP	4.200%	2/1/15	1,690	1,740
Simon Property Group LP	5.750%	12/1/15	5,975	6,470
Simon Property Group LP	6.100%	5/1/16	150	166

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	5.250%	12/1/16	5,965	6,606
Simon Property Group LP	2.800%	1/30/17	3,525	3,616
Simon Property Group LP	5.875%	3/1/17	4,675	5,222
Simon Property Group LP	2.150%	9/15/17	6,250	6,343
Simon Property Group LP	6.125%	5/30/18	1,875	2,171
Simon Property Group LP	5.650%	2/1/20	3,875	4,397
Simon Property Group LP	4.375%	3/1/21	1,895	1,998
Simon Property Group LP	3.375%	3/15/22	1,675	1,633
Simon Property Group LP	2.750%	2/1/23	3,650	3,332
Simon Property Group LP	6.750%	2/1/40	4,175	5,209
Simon Property Group LP	4.750%	3/15/42	1,300	1,258
Tanger Properties LP	6.150%	11/15/15	2,975	3,240
Tanger Properties LP	3.875%	12/1/23	725	696
UDR Inc.	4.250%	6/1/18	575	606
UDR Inc.	3.700%	10/1/20	1,250	1,251
UDR Inc.	4.625%	1/10/22	3,800	3,893
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	7,905	8,221
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,106
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,125	4,309
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,317
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,021
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,125	1,127
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	4,961
Vornado Realty LP	5.000%	1/15/22	5,500	5,713
Washington REIT	4.950%	10/1/20	800	836
Washington REIT	3.950%	10/15/22	1,050	1,001
Weingarten Realty Investors	3.375%	10/15/22	675	617
Weingarten Realty Investors	3.500%	4/15/23	2,125	1,939
Weingarten Realty Investors	4.450%	1/15/24	600	590
				5,523,477
Industrial (13.0%)
Basic Industry (1.3%)
Agrium Inc.	6.750%	1/15/19	1,500	1,748
Agrium Inc.	3.150%	10/1/22	9,300	8,547
Agrium Inc.	3.500%	6/1/23	625	582
Agrium Inc.	6.125%	1/15/41	275	293
Agrium Inc.	4.900%	6/1/43	875	805
Air Products & Chemicals Inc.	2.000%	8/2/16	1,050	1,074
Air Products & Chemicals Inc.	1.200%	10/15/17	1,075	1,053
Air Products & Chemicals Inc.	3.000%	11/3/21	6,785	6,500
Airgas Inc.	3.250%	10/1/15	1,075	1,114
Airgas Inc.	1.650%	2/15/18	4,000	3,907
Albemarle Corp.	4.500%	12/15/20	450	462
Alcoa Inc.	6.750%	7/15/18	190	216
Alcoa Inc.	5.720%	2/23/19	490	525
Alcoa Inc.	6.150%	8/15/20	3,790	4,081
Alcoa Inc.	5.400%	4/15/21	7,000	7,177
Alcoa Inc.	5.870%	2/23/22	550	568
Alcoa Inc.	5.900%	2/1/27	3,500	3,444
Alcoa Inc.	6.750%	1/15/28	390	407
Alcoa Inc.	5.950%	2/1/37	5,440	5,003
Allegheny Technologies Inc.	9.375%	6/1/19	2,975	3,633
Allegheny Technologies Inc.	5.950%	1/15/21	2,000	2,074
Barrick Gold Corp.	6.950%	4/1/19	350	404
Barrick Gold Corp.	3.850%	4/1/22	6,200	5,571

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barrick Gold Corp.	4.100%	5/1/23	6,325	5,698
Barrick Gold Corp.	5.250%	4/1/42	1,850	1,517
Barrick North America Finance LLC	6.800%	9/15/18	2,700	3,109
Barrick North America Finance LLC	4.400%	5/30/21	13,135	12,636
Barrick North America Finance LLC	5.700%	5/30/41	2,975	2,543
Barrick North America Finance LLC	5.750%	5/1/43	5,725	5,149
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,744	2,366
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	7,450	7,496
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	3,000	3,262
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,800	2,862
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	8,050	8,062
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,425	1,588
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	8,767	8,741
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,390	5,221
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,150	5,122
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	14,675	14,000
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	8,725	8,739
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	4,100	3,610
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	11,125	11,238
Cabot Corp.	2.550%	1/15/18	200	199
Cabot Corp.	3.700%	7/15/22	400	380
Carpenter Technology Corp.	5.200%	7/15/21	5,575	5,686
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	1,000	1,054
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	800	919
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,800	2,832
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,000	1,935
CF Industries Inc.	6.875%	5/1/18	11,650	13,529
CF Industries Inc.	7.125%	5/1/20	9,510	11,198
CF Industries Inc.	3.450%	6/1/23	1,100	1,007
CF Industries Inc.	4.950%	6/1/43	2,900	2,620
Cliffs Natural Resources Inc.	3.950%	1/15/18	875	881
Cliffs Natural Resources Inc.	5.900%	3/15/20	1,225	1,294
Cliffs Natural Resources Inc.	4.800%	10/1/20	1,550	1,527
Cliffs Natural Resources Inc.	4.875%	4/1/21	5,960	5,785
Cliffs Natural Resources Inc.	6.250%	10/1/40	3,000	2,541
Cytec Industries Inc.	3.500%	4/1/23	225	206
Domtar Corp.	6.250%	9/1/42	475	455
Domtar Corp.	6.750%	2/15/44	3,325	3,381
Dow Chemical Co.	2.500%	2/15/16	2,175	2,243
Dow Chemical Co.	8.550%	5/15/19	11,889	15,394
Dow Chemical Co.	4.250%	11/15/20	9,865	10,486
Dow Chemical Co.	4.125%	11/15/21	5,240	5,405
Dow Chemical Co.	7.375%	11/1/29	1,500	1,924
Dow Chemical Co.	9.400%	5/15/39	5,865	8,752
Dow Chemical Co.	5.250%	11/15/41	5,265	5,277
Dow Chemical Co.	4.375%	11/15/42	3,450	3,025
Eastman Chemical Co.	3.000%	12/15/15	4,600	4,770
Eastman Chemical Co.	2.400%	6/1/17	2,100	2,126
Eastman Chemical Co.	4.500%	1/15/21	6,810	7,008
Eastman Chemical Co.	3.600%	8/15/22	1,275	1,222
Eastman Chemical Co.	4.800%	9/1/42	2,750	2,589
Ecolab Inc.	1.000%	8/9/15	550	552
Ecolab Inc.	3.000%	12/8/16	1,875	1,967
Ecolab Inc.	1.450%	12/8/17	6,375	6,247
Ecolab Inc.	4.350%	12/8/21	10,100	10,470

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ecolab Inc.	5.500%	12/8/41	1,500	1,607
EI du Pont de Nemours & Co.	3.250%	1/15/15	425	438
EI du Pont de Nemours & Co.	2.750%	4/1/16	1,600	1,668
EI du Pont de Nemours & Co.	5.250%	12/15/16	1,330	1,494
EI du Pont de Nemours & Co.	6.000%	7/15/18	15,590	18,116
EI du Pont de Nemours & Co.	4.625%	1/15/20	3,115	3,390
EI du Pont de Nemours & Co.	3.625%	1/15/21	15,068	15,354
EI du Pont de Nemours & Co.	4.250%	4/1/21	5,950	6,283
EI du Pont de Nemours & Co.	2.800%	2/15/23	1,750	1,606
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	635
EI du Pont de Nemours & Co.	4.900%	1/15/41	8,100	7,952
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,125	993
FMC Corp.	3.950%	2/1/22	1,275	1,267
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	6,100	6,137
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	2,000	2,021
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	10,780	10,764
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	6,275	6,144
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	16,074	15,241
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	13,005	12,257
Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	6,180	5,890
Georgia-Pacific LLC	8.875%	5/15/31	2,250	3,119
Glencore Canada Corp.	5.375%	6/1/15	100	105
Glencore Canada Corp.	6.000%	10/15/15	325	352
Glencore Canada Corp.	5.500%	6/15/17	1,975	2,145
Goldcorp Inc.	2.125%	3/15/18	5,800	5,654
Goldcorp Inc.	3.700%	3/15/23	4,825	4,308
International Paper Co.	5.300%	4/1/15	1,600	1,688
International Paper Co.	7.950%	6/15/18	7,465	9,122
International Paper Co.	9.375%	5/15/19	1,800	2,361
International Paper Co.	7.500%	8/15/21	7,265	8,908
International Paper Co.	4.750%	2/15/22	11,875	12,386
International Paper Co.	7.300%	11/15/39	4,170	5,136
International Paper Co.	6.000%	11/15/41	6,100	6,592
Kinross Gold Corp.	6.875%	9/1/41	1,275	1,137
Lubrizol Corp.	5.500%	10/1/14	600	623
Lubrizol Corp.	8.875%	2/1/19	1,075	1,403
LYB International Finance BV	5.250%	7/15/43	1,625	1,619
LyondellBasell Industries NV	5.000%	4/15/19	8,475	9,365
LyondellBasell Industries NV	6.000%	11/15/21	4,375	5,020
LyondellBasell Industries NV	5.750%	4/15/24	4,400	4,913
Monsanto Co.	5.125%	4/15/18	850	955
Monsanto Co.	2.200%	7/15/22	650	588
Monsanto Co.	5.875%	4/15/38	950	1,092
Monsanto Co.	3.600%	7/15/42	2,000	1,636
Mosaic Co.	4.250%	11/15/23	2,700	2,672
Mosaic Co.	5.450%	11/15/33	1,600	1,630
Mosaic Co.	4.875%	11/15/41	4,045	3,647
Mosaic Co.	5.625%	11/15/43	1,600	1,614
Newmont Mining Corp.	5.125%	10/1/19	3,525	3,638
Newmont Mining Corp.	3.500%	3/15/22	9,050	7,691
Newmont Mining Corp.	5.875%	4/1/35	750	634
Newmont Mining Corp.	6.250%	10/1/39	3,450	3,041
Newmont Mining Corp.	4.875%	3/15/42	3,775	2,788
Nucor Corp.	5.750%	12/1/17	7,265	8,269
Nucor Corp.	5.850%	6/1/18	1,725	1,957

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nucor Corp.	4.125%	9/15/22	300	300
Nucor Corp.	4.000%	8/1/23	6,425	6,265
Nucor Corp.	6.400%	12/1/37	1,875	2,081
Nucor Corp.	5.200%	8/1/43	5,200	5,067
Packaging Corp. of America	3.900%	6/15/22	2,275	2,206
Packaging Corp. of America	4.500%	11/1/23	3,525	3,528
Placer Dome Inc.	6.450%	10/15/35	1,050	972
Plains Exploration & Production Co.	6.125%	6/15/19	2,875	3,162
Plains Exploration & Production Co.	6.500%	11/15/20	9,475	10,470
Plains Exploration & Production Co.	6.750%	2/1/22	2,050	2,263
Plum Creek Timberlands LP	4.700%	3/15/21	445	459
Plum Creek Timberlands LP	3.250%	3/15/23	1,000	903
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	2,000	2,098
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	8,500	8,873
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,275
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	8,065	8,681
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	200	214
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	375	396
PPG Industries Inc.	1.900%	1/15/16	3,625	3,683
PPG Industries Inc.	6.650%	3/15/18	225	262
PPG Industries Inc.	7.700%	3/15/38	175	227
PPG Industries Inc.	5.500%	11/15/40	950	990
Praxair Inc.	4.625%	3/30/15	6,685	7,026
Praxair Inc.	4.500%	8/15/19	1,800	1,989
Praxair Inc.	3.000%	9/1/21	2,225	2,180
Praxair Inc.	2.450%	2/15/22	6,000	5,542
Praxair Inc.	2.200%	8/15/22	8,025	7,150
Praxair Inc.	3.550%	11/7/42	500	403
Rayonier Inc.	3.750%	4/1/22	1,000	940
Reliance Steel & Aluminum Co.	6.200%	11/15/16	100	109
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,700	1,658
Reliance Steel & Aluminum Co.	6.850%	11/15/36	100	99
Rio Tinto Alcan Inc.	5.000%	6/1/15	250	264
Rio Tinto Alcan Inc.	6.125%	12/15/33	5,725	6,367
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,000	3,123
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	2,000	2,033
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	145	149
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	3,200	3,299
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	19,725	23,204
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	10,200	13,354
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	440	445
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,500	4,657
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	2,700	2,695
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,740
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,560	4,677
Rio Tinto Finance USA plc	1.125%	3/20/15	2,000	2,011
Rio Tinto Finance USA plc	1.375%	6/17/16	8,000	8,052
Rio Tinto Finance USA plc	2.000%	3/22/17	3,075	3,085
Rio Tinto Finance USA plc	1.625%	8/21/17	5,075	5,068
Rio Tinto Finance USA plc	2.250%	12/14/18	3,200	3,181
Rio Tinto Finance USA plc	3.500%	3/22/22	2,175	2,128
Rio Tinto Finance USA plc	2.875%	8/21/22	8,775	8,134
Rio Tinto Finance USA plc	4.750%	3/22/42	3,475	3,357
Rio Tinto Finance USA plc	4.125%	8/21/42	5,200	4,530
Rohm & Haas Co.	6.000%	9/15/17	1,657	1,881

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,310
RPM International Inc.	6.125%	10/15/19	650	728
RPM International Inc.	3.450%	11/15/22	2,275	2,082
Sherwin-Williams Co.	1.350%	12/15/17	2,825	2,753
Sherwin-Williams Co.	4.000%	12/15/42	1,200	1,023
Sigma-Aldrich Corp.	3.375%	11/1/20	600	594
Southern Copper Corp.	5.375%	4/16/20	400	427
Southern Copper Corp.	3.500%	11/8/22	1,550	1,420
Southern Copper Corp.	7.500%	7/27/35	8,475	8,778
Southern Copper Corp.	6.750%	4/16/40	1,600	1,539
Southern Copper Corp.	5.250%	11/8/42	2,875	2,323
Syngenta Finance NV	3.125%	3/28/22	2,250	2,151
Syngenta Finance NV	4.375%	3/28/42	1,250	1,155
Teck Resources Ltd.	5.375%	10/1/15	4,991	5,328
Teck Resources Ltd.	3.150%	1/15/17	700	724
Teck Resources Ltd.	2.500%	2/1/18	4,000	4,038
Teck Resources Ltd.	4.750%	1/15/22	700	699
Teck Resources Ltd.	3.750%	2/1/23	10,050	9,323
Teck Resources Ltd.	6.125%	10/1/35	2,625	2,533
Teck Resources Ltd.	6.000%	8/15/40	2,500	2,390
Teck Resources Ltd.	6.250%	7/15/41	6,401	6,339
Teck Resources Ltd.	5.200%	3/1/42	2,575	2,257
Teck Resources Ltd.	5.400%	2/1/43	475	433
Vale Canada Ltd.	5.700%	10/15/15	1,200	1,285
Vale Canada Ltd.	7.200%	9/15/32	3,541	3,586
Vale Overseas Ltd.	6.250%	1/11/16	1,240	1,350
Vale Overseas Ltd.	6.250%	1/23/17	6,850	7,605
Vale Overseas Ltd.	5.625%	9/15/19	5,550	6,016
Vale Overseas Ltd.	4.625%	9/15/20	8,835	9,041
Vale Overseas Ltd.	4.375%	1/11/22	12,805	12,397
Vale Overseas Ltd.	8.250%	1/17/34	800	917
Vale Overseas Ltd.	6.875%	11/21/36	20,370	20,877
Vale Overseas Ltd.	6.875%	11/10/39	7,015	7,198
Valspar Corp.	7.250%	6/15/19	400	473
Valspar Corp.	4.200%	1/15/22	375	372
Westlake Chemical Corp.	3.600%	7/15/22	400	379
Westvaco Corp.	7.950%	2/15/31	3,050	3,529
Weyerhaeuser Co.	7.375%	10/1/19	4,364	5,337
Weyerhaeuser Co.	8.500%	1/15/25	1,300	1,663
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,446
Weyerhaeuser Co.	6.875%	12/15/33	1,250	1,473

Capital Goods (1.1%)
3M Co.	1.375%	9/29/16	1,630	1,655
3M Co.	2.000%	6/26/22	5,000	4,558
3M Co.	6.375%	2/15/28	1,300	1,582
3M Co.	5.700%	3/15/37	2,345	2,694
ABB Finance USA Inc.	1.625%	5/8/17	1,200	1,197
ABB Finance USA Inc.	2.875%	5/8/22	6,110	5,759
ABB Finance USA Inc.	4.375%	5/8/42	1,250	1,140
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	867
Bemis Co. Inc.	6.800%	8/1/19	200	233
Black & Decker Corp.	5.750%	11/15/16	625	703
Boeing Capital Corp.	2.125%	8/15/16	885	913
Boeing Capital Corp.	2.900%	8/15/18	1,000	1,037

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Capital Corp.	4.700%	10/27/19	5,875	6,592
Boeing Co.	3.500%	2/15/15	4,135	4,270
Boeing Co.	0.950%	5/15/18	7,500	7,192
Boeing Co.	6.000%	3/15/19	725	854
Boeing Co.	4.875%	2/15/20	2,100	2,339
Boeing Co.	8.750%	8/15/21	200	268
Boeing Co.	7.250%	6/15/25	325	408
Boeing Co.	6.125%	2/15/33	225	268
Boeing Co.	6.625%	2/15/38	525	669
Boeing Co.	6.875%	3/15/39	1,440	1,899
Boeing Co.	5.875%	2/15/40	3,780	4,473
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,545
Caterpillar Financial Services Corp.	4.750%	2/17/15	1,350	1,414
Caterpillar Financial Services Corp.	1.050%	3/26/15	1,700	1,711
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,725	2,880
Caterpillar Financial Services Corp.	2.050%	8/1/16	3,630	3,728
Caterpillar Financial Services Corp.	1.750%	3/24/17	2,000	2,005
Caterpillar Financial Services Corp.	1.250%	11/6/17	850	838
Caterpillar Financial Services Corp.	5.450%	4/15/18	9,142	10,374
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,290	17,532
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,104	5,796
Caterpillar Inc.	0.950%	6/26/15	1,950	1,963
Caterpillar Inc.	1.500%	6/26/17	6,155	6,143
Caterpillar Inc.	3.900%	5/27/21	13,330	13,850
Caterpillar Inc.	6.050%	8/15/36	3,991	4,558
Caterpillar Inc.	5.200%	5/27/41	75	78
Caterpillar Inc.	3.803%	8/15/42	8,194	6,869
Cooper US Inc.	5.450%	4/1/15	950	1,005
Cooper US Inc.	2.375%	1/15/16	5,575	5,741
Cooper US Inc.	3.875%	12/15/20	200	203
Crane Co.	2.750%	12/15/18	2,000	1,995
Crane Co.	4.450%	12/15/23	2,400	2,375
CRH America Inc.	4.125%	1/15/16	4,050	4,273
CRH America Inc.	6.000%	9/30/16	4,500	5,032
CRH America Inc.	8.125%	7/15/18	11,275	13,824
CRH America Inc.	5.750%	1/15/21	4,115	4,507
Danaher Corp.	2.300%	6/23/16	1,800	1,858
Danaher Corp.	5.625%	1/15/18	850	972
Danaher Corp.	3.900%	6/23/21	2,625	2,709
Deere & Co.	2.600%	6/8/22	5,065	4,746
Deere & Co.	5.375%	10/16/29	3,695	4,127
Deere & Co.	8.100%	5/15/30	2,061	2,845
Deere & Co.	3.900%	6/9/42	4,725	4,126
Dover Corp.	4.875%	10/15/15	2,225	2,391
Dover Corp.	5.450%	3/15/18	2,250	2,549
Dover Corp.	4.300%	3/1/21	830	876
Dover Corp.	6.600%	3/15/38	975	1,187
Dover Corp.	5.375%	3/1/41	895	956
Eaton Corp.	1.500%	11/2/17	1,000	986
Eaton Corp.	5.600%	5/15/18	5,855	6,586
Eaton Corp.	2.750%	11/2/22	11,675	10,863
Eaton Corp.	4.000%	11/2/32	2,430	2,215
Eaton Corp.	4.150%	11/2/42	2,550	2,266
6 Embraer Overseas Ltd.	5.696%	9/16/23	11,454	11,419
Emerson Electric Co.	5.125%	12/1/16	2,125	2,375

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Emerson Electric Co.	5.250%	10/15/18	2,200	2,506
Emerson Electric Co.	4.875%	10/15/19	2,275	2,559
Emerson Electric Co.	4.250%	11/15/20	2,707	2,905
Emerson Electric Co.	2.625%	2/15/23	1,500	1,404
Emerson Electric Co.	6.000%	8/15/32	750	847
Emerson Electric Co.	6.125%	4/15/39	1,000	1,179
Emerson Electric Co.	5.250%	11/15/39	440	463
Exelis Inc.	4.250%	10/1/16	1,900	2,005
Flowserve Corp.	3.500%	9/15/22	6,980	6,578
Flowserve Corp.	4.000%	11/15/23	1,575	1,525
General Dynamics Corp.	1.375%	1/15/15	5,000	5,051
General Dynamics Corp.	1.000%	11/15/17	6,225	6,041
General Dynamics Corp.	3.875%	7/15/21	5,250	5,411
General Dynamics Corp.	2.250%	11/15/22	8,500	7,624
General Dynamics Corp.	3.600%	11/15/42	1,650	1,350
General Electric Co.	0.850%	10/9/15	7,375	7,421
General Electric Co.	5.250%	12/6/17	20,845	23,652
General Electric Co.	2.700%	10/9/22	16,475	15,393
General Electric Co.	4.125%	10/9/42	23,500	21,539
Harsco Corp.	5.750%	5/15/18	3,540	3,714
Honeywell International Inc.	5.400%	3/15/16	2,330	2,561
Honeywell International Inc.	5.300%	3/15/17	2,375	2,653
Honeywell International Inc.	5.300%	3/1/18	4,250	4,827
Honeywell International Inc.	5.000%	2/15/19	2,520	2,842
Honeywell International Inc.	4.250%	3/1/21	4,545	4,872
Honeywell International Inc.	3.350%	12/1/23	3,050	2,972
Honeywell International Inc.	5.700%	3/15/36	1,600	1,794
Honeywell International Inc.	5.700%	3/15/37	495	553
Honeywell International Inc.	5.375%	3/1/41	6,345	6,932
Illinois Tool Works Inc.	6.250%	4/1/19	2,650	3,140
Illinois Tool Works Inc.	3.375%	9/15/21	895	891
Illinois Tool Works Inc.	4.875%	9/15/41	895	880
Illinois Tool Works Inc.	3.900%	9/1/42	6,875	5,856
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	4,650	5,462
6 Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,100	1,089
6 Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	1,875	1,827
6 Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	450	454
John Deere Capital Corp.	2.950%	3/9/15	1,875	1,930
John Deere Capital Corp.	0.875%	4/17/15	875	880
John Deere Capital Corp.	0.950%	6/29/15	3,000	3,024
John Deere Capital Corp.	0.700%	9/4/15	1,100	1,105
John Deere Capital Corp.	0.750%	1/22/16	175	175
John Deere Capital Corp.	1.850%	9/15/16	815	834
John Deere Capital Corp.	2.000%	1/13/17	2,350	2,391
John Deere Capital Corp.	1.400%	3/15/17	1,600	1,597
John Deere Capital Corp.	5.500%	4/13/17	150	168
John Deere Capital Corp.	2.800%	9/18/17	4,225	4,411
John Deere Capital Corp.	1.200%	10/10/17	4,400	4,305
John Deere Capital Corp.	5.350%	4/3/18	1,225	1,380
John Deere Capital Corp.	5.750%	9/10/18	14,160	16,442
John Deere Capital Corp.	1.950%	12/13/18	5,000	4,968
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,270
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,067
John Deere Capital Corp.	3.900%	7/12/21	875	905
John Deere Capital Corp.	3.150%	10/15/21	3,095	3,057

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,125
John Deere Capital Corp.	2.800%	1/27/23	2,975	2,766
Joy Global Inc.	6.000%	11/15/16	575	642
Kennametal Inc.	2.650%	11/1/19	1,950	1,911
Kennametal Inc.	3.875%	2/15/22	2,050	1,957
L-3 Communications Corp.	5.200%	10/15/19	10,230	11,141
L-3 Communications Corp.	4.750%	7/15/20	2,950	3,057
L-3 Communications Corp.	4.950%	2/15/21	5,100	5,326
Legrand France SA	8.500%	2/15/25	400	515
Lockheed Martin Corp.	7.650%	5/1/16	3,950	4,551
Lockheed Martin Corp.	2.125%	9/15/16	5,775	5,940
Lockheed Martin Corp.	4.250%	11/15/19	6,245	6,715
Lockheed Martin Corp.	3.350%	9/15/21	1,945	1,922
Lockheed Martin Corp.	6.150%	9/1/36	10,235	11,588
Lockheed Martin Corp.	5.500%	11/15/39	1,945	2,046
Lockheed Martin Corp.	5.720%	6/1/40	4,626	4,952
Martin Marietta Materials Inc.	6.600%	4/15/18	1,850	2,085
Mohawk Industries Inc.	6.125%	1/15/16	3,000	3,285
Mohawk Industries Inc.	3.850%	2/1/23	8,525	8,037
Northrop Grumman Corp.	1.750%	6/1/18	3,525	3,454
Northrop Grumman Corp.	3.500%	3/15/21	1,425	1,418
Northrop Grumman Corp.	3.250%	8/1/23	3,275	3,042
Northrop Grumman Corp.	5.050%	11/15/40	1,875	1,823
Northrop Grumman Corp.	4.750%	6/1/43	3,300	3,123
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,870	3,649
Owens Corning	6.500%	12/1/16	4,170	4,624
Owens Corning	9.000%	6/15/19	253	311
Owens Corning	4.200%	12/15/22	4,875	4,664
Owens Corning	7.000%	12/1/36	3,075	3,301
Parker Hannifin Corp.	5.500%	5/15/18	1,250	1,420
Parker Hannifin Corp.	3.500%	9/15/22	1,625	1,597
Parker Hannifin Corp.	6.250%	5/15/38	550	655
Pentair Finance SA	1.350%	12/1/15	1,500	1,508
Pentair Finance SA	5.000%	5/15/21	4,805	5,021
Precision Castparts Corp.	0.700%	12/20/15	1,975	1,979
Precision Castparts Corp.	1.250%	1/15/18	1,825	1,787
Precision Castparts Corp.	2.500%	1/15/23	4,770	4,334
Precision Castparts Corp.	3.900%	1/15/43	1,625	1,412
Raytheon Co.	6.400%	12/15/18	100	119
Raytheon Co.	4.400%	2/15/20	500	535
Raytheon Co.	3.125%	10/15/20	4,175	4,179
Raytheon Co.	2.500%	12/15/22	7,875	7,155
Raytheon Co.	7.200%	8/15/27	1,225	1,498
Raytheon Co.	4.875%	10/15/40	400	397
Raytheon Co.	4.700%	12/15/41	3,400	3,285
Republic Services Inc.	3.800%	5/15/18	6,970	7,381
Republic Services Inc.	5.500%	9/15/19	4,000	4,514
Republic Services Inc.	5.000%	3/1/20	4,100	4,509
Republic Services Inc.	5.250%	11/15/21	2,650	2,890
Republic Services Inc.	3.550%	6/1/22	2,200	2,127
Republic Services Inc.	4.750%	5/15/23	525	546
Republic Services Inc.	6.086%	3/15/35	825	899
Republic Services Inc.	6.200%	3/1/40	3,430	3,942
Republic Services Inc.	5.700%	5/15/41	3,300	3,517
Rockwell Automation Inc.	5.650%	12/1/17	600	675

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rockwell Automation Inc.	6.700%	1/15/28	325	394
Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,743
Rockwell Collins Inc.	5.250%	7/15/19	275	312
Rockwell Collins Inc.	3.100%	11/15/21	1,000	967
Roper Industries Inc.	1.850%	11/15/17	175	174
Roper Industries Inc.	2.050%	10/1/18	8,450	8,242
Roper Industries Inc.	6.250%	9/1/19	3,000	3,450
Roper Industries Inc.	3.125%	11/15/22	400	367
Snap-on Inc.	6.125%	9/1/21	2,000	2,262
Sonoco Products Co.	4.375%	11/1/21	435	443
Sonoco Products Co.	5.750%	11/1/40	2,910	3,077
Stanley Black & Decker Inc.	3.400%	12/1/21	2,425	2,405
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	2,784
Textron Inc.	5.600%	12/1/17	3,416	3,792
Tyco International Finance SA	8.500%	1/15/19	1,130	1,384
Tyco International Finance SA /
Tyco International Ltd.	7.000%	12/15/19	1,375	1,612
Tyco International Finance SA /
Tyco International Ltd.	6.875%	1/15/21	4,100	4,726
United Technologies Corp.	4.875%	5/1/15	360	381
United Technologies Corp.	1.800%	6/1/17	6,085	6,187
United Technologies Corp.	5.375%	12/15/17	10,675	12,166
United Technologies Corp.	6.125%	2/1/19	3,190	3,768
United Technologies Corp.	4.500%	4/15/20	10,255	11,184
United Technologies Corp.	3.100%	6/1/22	14,318	14,057
United Technologies Corp.	6.700%	8/1/28	325	398
United Technologies Corp.	7.500%	9/15/29	3,825	5,043
United Technologies Corp.	5.400%	5/1/35	600	672
United Technologies Corp.	6.050%	6/1/36	1,915	2,234
United Technologies Corp.	6.125%	7/15/38	7,450	8,871
United Technologies Corp.	5.700%	4/15/40	3,025	3,462
United Technologies Corp.	4.500%	6/1/42	14,990	14,490
Waste Management Inc.	6.375%	3/11/15	2,650	2,821
Waste Management Inc.	2.600%	9/1/16	145	150
Waste Management Inc.	6.100%	3/15/18	950	1,095
Waste Management Inc.	7.375%	3/11/19	4,670	5,637
Waste Management Inc.	4.750%	6/30/20	5,000	5,429
Waste Management Inc.	4.600%	3/1/21	6,425	6,823
Waste Management Inc.	7.100%	8/1/26	325	395
Waste Management Inc.	7.750%	5/15/32	2,365	3,071
Waste Management Inc.	6.125%	11/30/39	4,175	4,757

Communication (2.3%)
21st Century Fox America Inc.	5.300%	12/15/14	4,945	5,166
21st Century Fox America Inc.	8.000%	10/17/16	1,450	1,707
21st Century Fox America Inc.	6.900%	3/1/19	4,340	5,220
21st Century Fox America Inc.	4.500%	2/15/21	7,050	7,536
21st Century Fox America Inc.	3.000%	9/15/22	11,850	11,128
6 21st Century Fox America Inc.	4.000%	10/1/23	1,075	1,060
21st Century Fox America Inc.	7.700%	10/30/25	200	247
21st Century Fox America Inc.	6.550%	3/15/33	5,465	6,257
21st Century Fox America Inc.	6.200%	12/15/34	5,500	6,126
21st Century Fox America Inc.	6.400%	12/15/35	5,550	6,302
21st Century Fox America Inc.	8.150%	10/17/36	625	793
21st Century Fox America Inc.	6.150%	3/1/37	3,000	3,293

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	6.650%	11/15/37	3,000	3,480
21st Century Fox America Inc.	7.850%	3/1/39	250	318
21st Century Fox America Inc.	6.900%	8/15/39	2,275	2,722
21st Century Fox America Inc.	6.150%	2/15/41	3,825	4,264
6 21st Century Fox America Inc.	5.400%	10/1/43	1,200	1,230
21st Century Fox America Inc.	7.750%	12/1/45	425	533
Alltel Corp.	7.875%	7/1/32	300	392
America Movil SAB de CV	5.750%	1/15/15	2,989	3,130
America Movil SAB de CV	2.375%	9/8/16	8,500	8,708
America Movil SAB de CV	5.625%	11/15/17	1,150	1,295
America Movil SAB de CV	5.000%	10/16/19	5,700	6,186
America Movil SAB de CV	5.000%	3/30/20	9,440	10,307
America Movil SAB de CV	3.125%	7/16/22	6,900	6,329
America Movil SAB de CV	6.375%	3/1/35	2,275	2,465
America Movil SAB de CV	6.125%	11/15/37	1,575	1,664
America Movil SAB de CV	6.125%	3/30/40	7,540	8,124
America Movil SAB de CV	4.375%	7/16/42	5,250	4,399
American Tower Corp.	7.000%	10/15/17	100	116
American Tower Corp.	4.500%	1/15/18	16,300	17,533
American Tower Corp.	5.050%	9/1/20	295	312
American Tower Corp.	5.900%	11/1/21	5,615	6,120
American Tower Corp.	3.500%	1/31/23	18,300	16,615
American Tower Corp.	5.000%	2/15/24	1,210	1,222
AT&T Corp.	8.000%	11/15/31	4,774	6,354
AT&T Inc.	2.500%	8/15/15	9,265	9,511
AT&T Inc.	0.800%	12/1/15	2,600	2,596
AT&T Inc.	0.900%	2/12/16	1,275	1,272
AT&T Inc.	2.950%	5/15/16	5,740	5,998
AT&T Inc.	5.625%	6/15/16	6,225	6,898
AT&T Inc.	2.400%	8/15/16	2,355	2,428
AT&T Inc.	1.600%	2/15/17	13,965	13,972
AT&T Inc.	1.700%	6/1/17	11,086	11,143
AT&T Inc.	1.400%	12/1/17	13,010	12,818
AT&T Inc.	5.500%	2/1/18	10,290	11,633
AT&T Inc.	5.600%	5/15/18	3,700	4,210
AT&T Inc.	2.375%	11/27/18	10,000	10,019
AT&T Inc.	5.800%	2/15/19	3,925	4,536
AT&T Inc.	4.450%	5/15/21	590	621
AT&T Inc.	3.875%	8/15/21	11,485	11,617
AT&T Inc.	3.000%	2/15/22	7,975	7,496
AT&T Inc.	2.625%	12/1/22	17,850	16,064
AT&T Inc.	6.450%	6/15/34	4,195	4,695
AT&T Inc.	6.500%	9/1/37	5,931	6,732
AT&T Inc.	6.300%	1/15/38	6,840	7,561
AT&T Inc.	6.400%	5/15/38	3,100	3,461
AT&T Inc.	6.550%	2/15/39	4,165	4,723
AT&T Inc.	5.350%	9/1/40	23,753	23,571
AT&T Inc.	5.550%	8/15/41	5,550	5,594
AT&T Inc.	4.300%	12/15/42	6,586	5,605
AT&T Inc.	4.350%	6/15/45	10,158	8,547
AT&T Mobility LLC	7.125%	12/15/31	275	334
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,607	3,052
BellSouth Corp.	6.875%	10/15/31	3,486	3,855
BellSouth Corp.	6.550%	6/15/34	628	670
BellSouth Corp.	6.000%	11/15/34	419	422

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BellSouth Telecommunications LLC	6.375%	6/1/28	2,875	3,099
British Telecommunications plc	5.950%	1/15/18	13,310	15,202
British Telecommunications plc	9.625%	12/15/30	8,075	12,038
CBS Corp.	1.950%	7/1/17	175	176
CBS Corp.	4.625%	5/15/18	100	109
CBS Corp.	8.875%	5/15/19	1,100	1,404
CBS Corp.	5.750%	4/15/20	12,390	13,918
CBS Corp.	4.300%	2/15/21	4,150	4,234
CBS Corp.	7.875%	7/30/30	450	561
CBS Corp.	5.500%	5/15/33	200	198
CBS Corp.	4.850%	7/1/42	5,225	4,716
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,050	4,687
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,165	26,914
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,763
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,196
Comcast Corp.	6.500%	1/15/15	1,350	1,432
Comcast Corp.	5.850%	11/15/15	4,560	4,986
Comcast Corp.	5.900%	3/15/16	17,110	18,929
Comcast Corp.	6.500%	1/15/17	150	172
Comcast Corp.	6.300%	11/15/17	3,775	4,405
Comcast Corp.	5.875%	2/15/18	6,750	7,770
Comcast Corp.	5.700%	5/15/18	10,675	12,290
Comcast Corp.	5.700%	7/1/19	2,645	3,060
Comcast Corp.	5.150%	3/1/20	5,055	5,643
Comcast Corp.	3.125%	7/15/22	1,925	1,839
Comcast Corp.	2.850%	1/15/23	8,666	8,023
Comcast Corp.	4.250%	1/15/33	11,700	10,774
Comcast Corp.	7.050%	3/15/33	2,000	2,439
Comcast Corp.	5.650%	6/15/35	2,900	3,078
Comcast Corp.	6.500%	11/15/35	13,475	15,660
Comcast Corp.	6.450%	3/15/37	1,825	2,105
Comcast Corp.	6.950%	8/15/37	8,950	11,003
Comcast Corp.	6.400%	5/15/38	1,975	2,257
Comcast Corp.	6.400%	3/1/40	4,300	4,969
Comcast Corp.	4.650%	7/15/42	15,550	14,385
Comcast Corp.	4.500%	1/15/43	1,425	1,285
COX Communications Inc.	5.500%	10/1/15	100	107
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,500	2,741
Deutsche Telekom International Finance BV	6.750%	8/20/18	9,875	11,632
Deutsche Telekom International Finance BV	6.000%	7/8/19	6,525	7,560
Deutsche Telekom International Finance BV	8.750%	6/15/30	15,544	22,082
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.550%	3/15/15	5,000	5,166
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.125%	2/15/16	5,700	5,931
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.500%	3/1/16	3,000	3,148
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	1.750%	1/15/18	275	270
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.875%	10/1/19	6,300	7,165
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.200%	3/15/20	2,425	2,644
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.600%	2/15/21	1,950	2,010

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.000%	3/1/21	19,875	20,910
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.800%	3/15/22	10,000	9,544
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.350%	3/15/40	3,500	3,630
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.000%	8/15/40	325	321
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	6.375%	3/1/41	2,600	2,668
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.150%	3/15/42	8,600	7,692
Discovery Communications LLC	5.050%	6/1/20	8,600	9,374
Discovery Communications LLC	4.375%	6/15/21	870	898
Discovery Communications LLC	3.300%	5/15/22	4,125	3,907
Discovery Communications LLC	3.250%	4/1/23	3,475	3,227
Discovery Communications LLC	6.350%	6/1/40	3,035	3,349
Discovery Communications LLC	4.950%	5/15/42	1,750	1,623
Embarq Corp.	7.082%	6/1/16	4,925	5,516
Embarq Corp.	7.995%	6/1/36	9,974	10,036
Graham Holdings Co.	7.250%	2/1/19	875	1,038
Grupo Televisa SAB	6.000%	5/15/18	875	974
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,636
Grupo Televisa SAB	8.500%	3/11/32	275	343
Grupo Televisa SAB	6.625%	1/15/40	3,795	4,022
GTE Corp.	8.750%	11/1/21	1,700	2,151
GTE Corp.	6.940%	4/15/28	1,750	1,980
Interpublic Group of Cos. Inc.	3.750%	2/15/23	8,350	7,815
Koninklijke KPN NV	8.375%	10/1/30	3,900	4,930
McGraw Hill Financial Inc.	5.900%	11/15/17	1,750	1,908
McGraw Hill Financial Inc.	6.550%	11/15/37	1,600	1,522
Moody’s Corp.	5.500%	9/1/20	438	471
Moody’s Corp.	4.500%	9/1/22	9,842	9,682
NBCUniversal Media LLC	3.650%	4/30/15	3,450	3,588
NBCUniversal Media LLC	2.875%	4/1/16	5,830	6,067
NBCUniversal Media LLC	5.150%	4/30/20	8,550	9,543
NBCUniversal Media LLC	4.375%	4/1/21	3,120	3,297
NBCUniversal Media LLC	2.875%	1/15/23	9,150	8,482
NBCUniversal Media LLC	6.400%	4/30/40	8,200	9,415
NBCUniversal Media LLC	5.950%	4/1/41	1,700	1,862
NBCUniversal Media LLC	4.450%	1/15/43	5,525	4,943
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	1,924
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	825	814
Omnicom Group Inc.	5.900%	4/15/16	3,675	4,064
Omnicom Group Inc.	4.450%	8/15/20	7,550	7,979
Omnicom Group Inc.	3.625%	5/1/22	17,890	17,332
Orange SA	2.125%	9/16/15	5,000	5,080
Orange SA	2.750%	9/14/16	4,180	4,339
Orange SA	5.375%	7/8/19	6,825	7,581
Orange SA	4.125%	9/14/21	12,095	12,194
Orange SA	8.750%	3/1/31	4,840	6,622
Pacific Bell Telephone Co.	7.125%	3/15/26	425	510
Qwest Corp.	6.500%	6/1/17	1,125	1,262
Qwest Corp.	6.750%	12/1/21	5,590	6,085
Qwest Corp.	7.250%	9/15/25	1,400	1,493

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Qwest Corp.	6.875%	9/15/33	3,175	3,036
Qwest Corp.	7.125%	11/15/43	4,500	4,331
Reed Elsevier Capital Inc.	3.125%	10/15/22	6,234	5,712
Rogers Communications Inc.	6.800%	8/15/18	7,350	8,773
Rogers Communications Inc.	3.000%	3/15/23	1,575	1,446
Rogers Communications Inc.	4.100%	10/1/23	4,250	4,198
Rogers Communications Inc.	7.500%	8/15/38	100	124
Rogers Communications Inc.	4.500%	3/15/43	125	106
TCI Communications Inc.	8.750%	8/1/15	4,175	4,687
TCI Communications Inc.	7.875%	2/15/26	1,375	1,779
TCI Communications Inc.	7.125%	2/15/28	450	551
Telefonica Emisiones SAU	4.949%	1/15/15	3,775	3,924
Telefonica Emisiones SAU	3.992%	2/16/16	6,190	6,491
Telefonica Emisiones SAU	6.421%	6/20/16	4,975	5,552
Telefonica Emisiones SAU	3.192%	4/27/18	9,700	9,886
Telefonica Emisiones SAU	5.877%	7/15/19	11,625	13,023
Telefonica Emisiones SAU	5.134%	4/27/20	5,545	5,883
Telefonica Emisiones SAU	5.462%	2/16/21	5,540	5,851
Telefonica Emisiones SAU	4.570%	4/27/23	4,000	3,952
Telefonica Emisiones SAU	7.045%	6/20/36	8,260	9,192
Telefonica Europe BV	8.250%	9/15/30	1,500	1,773
Thomson Reuters Corp.	1.300%	2/23/17	1,750	1,741
Thomson Reuters Corp.	6.500%	7/15/18	4,250	4,924
Thomson Reuters Corp.	4.700%	10/15/19	1,625	1,764
Thomson Reuters Corp.	3.950%	9/30/21	3,500	3,475
Thomson Reuters Corp.	4.300%	11/23/23	2,675	2,675
Thomson Reuters Corp.	5.500%	8/15/35	2,975	2,878
Thomson Reuters Corp.	5.850%	4/15/40	10,610	10,790
Thomson Reuters Corp.	5.650%	11/23/43	2,500	2,491
Time Warner Cable Inc.	7.500%	4/1/14	8,075	8,206
Time Warner Cable Inc.	3.500%	2/1/15	925	949
Time Warner Cable Inc.	5.850%	5/1/17	5,600	6,131
Time Warner Cable Inc.	6.750%	7/1/18	9,225	10,426
Time Warner Cable Inc.	8.750%	2/14/19	3,100	3,707
Time Warner Cable Inc.	8.250%	4/1/19	12,550	14,798
Time Warner Cable Inc.	5.000%	2/1/20	4,295	4,360
Time Warner Cable Inc.	4.125%	2/15/21	3,806	3,559
Time Warner Cable Inc.	4.000%	9/1/21	3,050	2,803
Time Warner Cable Inc.	6.550%	5/1/37	3,000	2,754
Time Warner Cable Inc.	6.750%	6/15/39	4,572	4,276
Time Warner Cable Inc.	5.875%	11/15/40	12,475	10,686
Time Warner Cable Inc.	5.500%	9/1/41	1,950	1,614
Time Warner Cable Inc.	4.500%	9/15/42	8,075	5,991
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,300	1,488
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,550	3,830
United States Cellular Corp.	6.700%	12/15/33	9,950	9,383
Verizon Communications Inc.	4.900%	9/15/15	575	614
Verizon Communications Inc.	0.700%	11/2/15	250	250
Verizon Communications Inc.	5.550%	2/15/16	8,350	9,134
Verizon Communications Inc.	3.000%	4/1/16	7,870	8,209
Verizon Communications Inc.	2.500%	9/15/16	12,150	12,582
Verizon Communications Inc.	2.000%	11/1/16	11,546	11,806
Verizon Communications Inc.	5.500%	4/1/17	4,300	4,845
Verizon Communications Inc.	1.100%	11/1/17	1,350	1,321
Verizon Communications Inc.	5.500%	2/15/18	10,725	12,124

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	6.100%	4/15/18	6,470	7,496
Verizon Communications Inc.	3.650%	9/14/18	28,170	29,821
Verizon Communications Inc.	8.750%	11/1/18	6,535	8,360
Verizon Communications Inc.	6.350%	4/1/19	7,925	9,331
Verizon Communications Inc.	4.500%	9/15/20	21,500	22,997
Verizon Communications Inc.	4.600%	4/1/21	6,460	6,910
Verizon Communications Inc.	3.500%	11/1/21	7,185	7,122
Verizon Communications Inc.	2.450%	11/1/22	11,450	10,118
Verizon Communications Inc.	5.150%	9/15/23	61,875	66,257
Verizon Communications Inc.	7.750%	12/1/30	5,190	6,588
Verizon Communications Inc.	6.400%	9/15/33	26,100	30,091
Verizon Communications Inc.	5.850%	9/15/35	7,650	8,082
Verizon Communications Inc.	6.250%	4/1/37	3,825	4,228
Verizon Communications Inc.	6.400%	2/15/38	5,000	5,623
Verizon Communications Inc.	6.900%	4/15/38	5,125	6,084
Verizon Communications Inc.	7.350%	4/1/39	8,800	10,861
Verizon Communications Inc.	6.000%	4/1/41	16,355	17,588
Verizon Communications Inc.	4.750%	11/1/41	8,175	7,486
Verizon Communications Inc.	3.850%	11/1/42	5,200	4,228
Verizon Communications Inc.	6.550%	9/15/43	65,275	76,440
Verizon Maryland LLC	5.125%	6/15/33	2,675	2,601
Verizon New England Inc.	7.875%	11/15/29	1,225	1,428
Verizon New York Inc.	7.375%	4/1/32	7,900	8,919
Vodafone Group plc	5.375%	1/30/15	6,775	7,124
Vodafone Group plc	0.900%	2/19/16	1,475	1,471
Vodafone Group plc	5.750%	3/15/16	1,825	2,002
Vodafone Group plc	2.875%	3/16/16	3,000	3,104
Vodafone Group plc	5.625%	2/27/17	16,490	18,568
Vodafone Group plc	1.625%	3/20/17	1,300	1,298
Vodafone Group plc	1.250%	9/26/17	13,725	13,366
Vodafone Group plc	1.500%	2/19/18	5,400	5,270
Vodafone Group plc	4.625%	7/15/18	2,200	2,432
Vodafone Group plc	5.450%	6/10/19	5,000	5,686
Vodafone Group plc	2.500%	9/26/22	1,500	1,329
Vodafone Group plc	2.950%	2/19/23	7,625	6,952
Vodafone Group plc	6.250%	11/30/32	2,675	2,931
Vodafone Group plc	6.150%	2/27/37	7,420	8,012
Vodafone Group plc	4.375%	2/19/43	6,175	5,403
WPP Finance 2010	4.750%	11/21/21	10,301	10,691
WPP Finance 2010	3.625%	9/7/22	9,360	9,018
WPP Finance 2010	5.125%	9/7/42	700	634
WPP Finance 2010	5.625%	11/15/43	5,200	5,126

Consumer Cyclical (1.7%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,275	1,385
Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,840
Amazon.com Inc.	0.650%	11/27/15	3,075	3,075
Amazon.com Inc.	1.200%	11/29/17	6,650	6,528
Amazon.com Inc.	2.500%	11/29/22	4,300	3,878
American Honda Finance Corp.	1.125%	10/7/16	5,000	5,012
American Honda Finance Corp.	2.125%	10/10/18	3,650	3,624
AutoZone Inc.	5.750%	1/15/15	4,050	4,257
AutoZone Inc.	7.125%	8/1/18	3,200	3,807
BorgWarner Inc.	4.625%	9/15/20	400	421
Brinker International Inc.	2.600%	5/15/18	325	322

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brinker International Inc.	3.875%	5/15/23	13,225	11,966
Carnival Corp.	1.200%	2/5/16	1,600	1,596
Carnival Corp.	1.875%	12/15/17	1,250	1,240
Carnival Corp.	3.950%	10/15/20	1,175	1,175
Costco Wholesale Corp.	0.650%	12/7/15	5,000	5,018
Costco Wholesale Corp.	5.500%	3/15/17	5,400	6,073
Costco Wholesale Corp.	1.125%	12/15/17	8,175	8,028
Costco Wholesale Corp.	1.700%	12/15/19	6,700	6,447
Cummins Inc.	3.650%	10/1/23	2,750	2,710
Cummins Inc.	4.875%	10/1/43	3,175	3,165
CVS Caremark Corp.	3.250%	5/18/15	2,245	2,323
CVS Caremark Corp.	6.125%	8/15/16	1,425	1,606
CVS Caremark Corp.	1.200%	12/5/16	1,800	1,805
CVS Caremark Corp.	5.750%	6/1/17	12,488	14,183
CVS Caremark Corp.	2.250%	12/5/18	3,000	3,005
CVS Caremark Corp.	4.750%	5/18/20	1,125	1,220
CVS Caremark Corp.	4.125%	5/15/21	250	260
CVS Caremark Corp.	2.750%	12/1/22	5,025	4,626
CVS Caremark Corp.	4.000%	12/5/23	5,570	5,552
CVS Caremark Corp.	6.250%	6/1/27	4,175	4,863
CVS Caremark Corp.	6.125%	9/15/39	3,975	4,509
CVS Caremark Corp.	5.750%	5/15/41	3,595	3,885
CVS Caremark Corp.	5.300%	12/5/43	2,025	2,085
6 Daimler Finance North America LLC	2.625%	9/15/16	2,300	2,370
Daimler Finance North America LLC	8.500%	1/18/31	4,070	5,885
Darden Restaurants Inc.	6.200%	10/15/17	2,025	2,253
Darden Restaurants Inc.	4.500%	10/15/21	230	223
Darden Restaurants Inc.	3.350%	11/1/22	1,850	1,584
Dollar General Corp.	3.250%	4/15/23	10,420	9,560
eBay Inc.	1.625%	10/15/15	1,150	1,172
eBay Inc.	1.350%	7/15/17	5,375	5,368
eBay Inc.	3.250%	10/15/20	1,175	1,201
eBay Inc.	2.600%	7/15/22	800	736
eBay Inc.	4.000%	7/15/42	5,075	4,292
Expedia Inc.	7.456%	8/15/18	250	291
Expedia Inc.	5.950%	8/15/20	10,800	11,680
Family Dollar Stores Inc.	5.000%	2/1/21	1,275	1,308
Ford Holdings LLC	9.300%	3/1/30	175	237
Ford Motor Co.	6.500%	8/1/18	1,025	1,185
Ford Motor Co.	6.625%	10/1/28	3,075	3,466
Ford Motor Co.	6.375%	2/1/29	2,375	2,605
Ford Motor Co.	7.450%	7/16/31	9,475	11,592
Ford Motor Co.	4.750%	1/15/43	10,125	9,092
Ford Motor Co.	7.400%	11/1/46	2,650	3,186
Ford Motor Credit Co. LLC	3.875%	1/15/15	10,350	10,679
Ford Motor Credit Co. LLC	7.000%	4/15/15	10,725	11,536
Ford Motor Credit Co. LLC	2.750%	5/15/15	6,475	6,642
Ford Motor Credit Co. LLC	12.000%	5/15/15	3,200	3,670
Ford Motor Credit Co. LLC	5.625%	9/15/15	4,400	4,728
Ford Motor Credit Co. LLC	4.207%	4/15/16	3,100	3,304
Ford Motor Credit Co. LLC	3.984%	6/15/16	1,875	1,991
Ford Motor Credit Co. LLC	8.000%	12/15/16	14,575	17,149
Ford Motor Credit Co. LLC	4.250%	2/3/17	2,750	2,960
Ford Motor Credit Co. LLC	3.000%	6/12/17	8,500	8,813
Ford Motor Credit Co. LLC	6.625%	8/15/17	9,725	11,237

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,375	12,633
Ford Motor Credit Co. LLC	8.125%	1/15/20	14,565	18,277
Ford Motor Credit Co. LLC	5.750%	2/1/21	10,075	11,243
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,350	10,590
Ford Motor Credit Co. LLC	4.250%	9/20/22	4,925	4,925
Ford Motor Credit Co. LLC	4.375%	8/6/23	8,325	8,341
Gap Inc.	5.950%	4/12/21	14,175	15,574
Historic TW Inc.	9.150%	2/1/23	3,425	4,528
Historic TW Inc.	6.625%	5/15/29	4,425	5,064
Home Depot Inc.	5.400%	3/1/16	7,970	8,766
Home Depot Inc.	2.250%	9/10/18	11,800	11,993
Home Depot Inc.	4.400%	4/1/21	5,230	5,622
Home Depot Inc.	2.700%	4/1/23	7,000	6,446
Home Depot Inc.	3.750%	2/15/24	8,225	8,163
Home Depot Inc.	5.875%	12/16/36	12,772	14,680
Home Depot Inc.	5.400%	9/15/40	1,890	2,020
Home Depot Inc.	5.950%	4/1/41	5,575	6,418
Home Depot Inc.	4.875%	2/15/44	5,000	5,064
Host Hotels & Resorts LP	5.875%	6/15/19	5,926	6,415
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,278
Host Hotels & Resorts LP	5.250%	3/15/22	3,794	3,955
Host Hotels & Resorts LP	3.750%	10/15/23	1,125	1,050
Hyatt Hotels Corp.	3.375%	7/15/23	4,450	4,056
International Game Technology	7.500%	6/15/19	2,765	3,211
International Game Technology	5.500%	6/15/20	2,105	2,241
Johnson Controls Inc.	5.500%	1/15/16	4,000	4,346
Johnson Controls Inc.	2.600%	12/1/16	1,475	1,529
Johnson Controls Inc.	5.000%	3/30/20	2,300	2,517
Johnson Controls Inc.	4.250%	3/1/21	5,405	5,621
Johnson Controls Inc.	3.750%	12/1/21	1,425	1,426
Johnson Controls Inc.	6.000%	1/15/36	350	373
Johnson Controls Inc.	5.700%	3/1/41	795	826
Johnson Controls Inc.	5.250%	12/1/41	1,475	1,430
Kohl’s Corp.	6.250%	12/15/17	2,625	3,015
Kohl’s Corp.	4.000%	11/1/21	2,955	2,929
Kohl’s Corp.	6.000%	1/15/33	300	302
Kohl’s Corp.	6.875%	12/15/37	700	777
Lowe’s Cos. Inc.	5.400%	10/15/16	1,925	2,148
Lowe’s Cos. Inc.	6.100%	9/15/17	875	1,000
Lowe’s Cos. Inc.	4.625%	4/15/20	3,355	3,661
Lowe’s Cos. Inc.	3.750%	4/15/21	4,045	4,154
Lowe’s Cos. Inc.	3.800%	11/15/21	3,775	3,891
Lowe’s Cos. Inc.	3.120%	4/15/22	2,125	2,051
Lowe’s Cos. Inc.	3.875%	9/15/23	4,275	4,307
Lowe’s Cos. Inc.	6.875%	2/15/28	350	429
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,238
Lowe’s Cos. Inc.	5.800%	10/15/36	7,175	7,883
Lowe’s Cos. Inc.	5.800%	4/15/40	120	133
Lowe’s Cos. Inc.	5.125%	11/15/41	1,200	1,229
Lowe’s Cos. Inc.	4.650%	4/15/42	6,800	6,567
Lowe’s Cos. Inc.	5.000%	9/15/43	5,650	5,681
Macy’s Retail Holdings Inc.	7.875%	7/15/15	5,515	6,081
Macy’s Retail Holdings Inc.	5.900%	12/1/16	2,626	2,948
Macy’s Retail Holdings Inc.	3.875%	1/15/22	9,100	9,072
Macy’s Retail Holdings Inc.	2.875%	2/15/23	10,608	9,606

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy’s Retail Holdings Inc.	6.900%	4/1/29	1,500	1,684
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,300	2,554
Macy’s Retail Holdings Inc.	5.125%	1/15/42	5,325	5,075
Macy’s Retail Holdings Inc.	4.300%	2/15/43	2,725	2,290
Marriott International Inc.	3.000%	3/1/19	1,750	1,759
Marriott International Inc.	3.375%	10/15/20	1,050	1,034
Marriott International Inc.	3.250%	9/15/22	7,925	7,354
McDonald’s Corp.	5.300%	3/15/17	300	336
McDonald’s Corp.	5.800%	10/15/17	4,050	4,668
McDonald’s Corp.	5.350%	3/1/18	5,020	5,716
McDonald’s Corp.	5.000%	2/1/19	4,525	5,123
McDonald’s Corp.	2.625%	1/15/22	11,090	10,558
McDonald’s Corp.	6.300%	10/15/37	325	391
McDonald’s Corp.	6.300%	3/1/38	1,825	2,213
McDonald’s Corp.	3.700%	2/15/42	7,525	6,364
McDonald’s Corp.	3.625%	5/1/43	3,150	2,625
MDC Holdings Inc.	6.000%	1/15/43	6,975	6,004
NIKE Inc.	2.250%	5/1/23	375	335
NIKE Inc.	3.625%	5/1/43	1,125	938
Nordstrom Inc.	6.250%	1/15/18	5,625	6,504
Nordstrom Inc.	4.750%	5/1/20	2,675	2,923
Nordstrom Inc.	4.000%	10/15/21	7,190	7,437
Nordstrom Inc.	7.000%	1/15/38	1,275	1,626
NVR Inc.	3.950%	9/15/22	1,900	1,814
O’Reilly Automotive Inc.	4.875%	1/14/21	600	626
O’Reilly Automotive Inc.	3.800%	9/1/22	4,554	4,368
O’Reilly Automotive Inc.	3.850%	6/15/23	1,000	958
PACCAR Financial Corp.	1.050%	6/5/15	750	756
PACCAR Financial Corp.	1.150%	8/16/16	5,150	5,165
PACCAR Financial Corp.	1.600%	3/15/17	3,725	3,714
QVC Inc.	5.125%	7/2/22	425	420
QVC Inc.	4.375%	3/15/23	650	610
QVC Inc.	5.950%	3/15/43	3,075	2,776
Ralph Lauren Corp.	2.125%	9/26/18	1,675	1,674
Staples Inc.	2.750%	1/12/18	9,000	9,143
Staples Inc.	4.375%	1/12/23	1,628	1,549
Starbucks Corp.	0.875%	12/5/16	2,525	2,515
Starbucks Corp.	2.000%	12/5/18	1,700	1,687
Starbucks Corp.	3.850%	10/1/23	2,850	2,861
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	5,500	4,967
Target Corp.	5.875%	7/15/16	2,825	3,185
Target Corp.	5.375%	5/1/17	850	957
Target Corp.	6.000%	1/15/18	3,555	4,104
Target Corp.	3.875%	7/15/20	5,630	5,930
Target Corp.	2.900%	1/15/22	10,700	10,240
Target Corp.	6.350%	11/1/32	2,075	2,435
Target Corp.	6.500%	10/15/37	7,100	8,477
Target Corp.	7.000%	1/15/38	4,850	6,146
Target Corp.	4.000%	7/1/42	5,000	4,317
Time Warner Cos. Inc.	7.570%	2/1/24	325	397
Time Warner Cos. Inc.	6.950%	1/15/28	7,150	8,400
Time Warner Inc.	3.150%	7/15/15	8,518	8,834
Time Warner Inc.	5.875%	11/15/16	2,525	2,847
Time Warner Inc.	4.875%	3/15/20	4,860	5,337
Time Warner Inc.	4.700%	1/15/21	4,350	4,622

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Inc.	4.750%	3/29/21	7,975	8,496
Time Warner Inc.	4.000%	1/15/22	295	297
Time Warner Inc.	3.400%	6/15/22	250	243
Time Warner Inc.	4.050%	12/15/23	525	521
Time Warner Inc.	7.625%	4/15/31	5,700	7,169
Time Warner Inc.	7.700%	5/1/32	6,050	7,727
Time Warner Inc.	6.500%	11/15/36	9,090	10,119
Time Warner Inc.	6.200%	3/15/40	950	1,033
Time Warner Inc.	6.100%	7/15/40	4,150	4,524
Time Warner Inc.	6.250%	3/29/41	5,275	5,842
Time Warner Inc.	5.375%	10/15/41	295	298
Time Warner Inc.	4.900%	6/15/42	2,985	2,834
Time Warner Inc.	5.350%	12/15/43	1,200	1,210
TJX Cos. Inc.	6.950%	4/15/19	1,425	1,721
TJX Cos. Inc.	2.500%	5/15/23	2,800	2,528
Toyota Motor Credit Corp.	1.000%	2/17/15	4,850	4,880
Toyota Motor Credit Corp.	3.200%	6/17/15	5,500	5,715
Toyota Motor Credit Corp.	0.875%	7/17/15	2,700	2,713
Toyota Motor Credit Corp.	2.800%	1/11/16	1,890	1,962
Toyota Motor Credit Corp.	2.000%	9/15/16	3,125	3,201
Toyota Motor Credit Corp.	2.050%	1/12/17	15,855	16,208
Toyota Motor Credit Corp.	1.250%	10/5/17	5,100	5,001
Toyota Motor Credit Corp.	1.375%	1/10/18	6,125	6,023
Toyota Motor Credit Corp.	2.000%	10/24/18	7,625	7,603
Toyota Motor Credit Corp.	4.500%	6/17/20	1,723	1,870
Toyota Motor Credit Corp.	4.250%	1/11/21	4,200	4,489
Toyota Motor Credit Corp.	3.400%	9/15/21	1,845	1,869
Toyota Motor Credit Corp.	3.300%	1/12/22	5,725	5,673
Toyota Motor Credit Corp.	2.625%	1/10/23	6,975	6,415
VF Corp.	5.950%	11/1/17	1,975	2,238
VF Corp.	3.500%	9/1/21	4,695	4,670
VF Corp.	6.450%	11/1/37	1,275	1,498
Viacom Inc.	1.250%	2/27/15	3,600	3,617
Viacom Inc.	2.500%	12/15/16	300	310
Viacom Inc.	3.500%	4/1/17	5,335	5,656
Viacom Inc.	6.125%	10/5/17	1,250	1,431
Viacom Inc.	2.500%	9/1/18	3,025	3,052
Viacom Inc.	5.625%	9/15/19	10,235	11,669
Viacom Inc.	3.875%	12/15/21	13,790	13,729
Viacom Inc.	4.250%	9/1/23	8,600	8,566
Viacom Inc.	6.875%	4/30/36	6,585	7,578
Viacom Inc.	4.500%	2/27/42	2,500	2,140
Viacom Inc.	4.375%	3/15/43	333	280
Viacom Inc.	5.850%	9/1/43	8,750	9,111
Wal-Mart Stores Inc.	2.875%	4/1/15	2,425	2,502
Wal-Mart Stores Inc.	4.500%	7/1/15	2,225	2,362
Wal-Mart Stores Inc.	2.250%	7/8/15	1,275	1,311
Wal-Mart Stores Inc.	1.500%	10/25/15	12,135	12,366
Wal-Mart Stores Inc.	5.375%	4/5/17	625	705
Wal-Mart Stores Inc.	5.800%	2/15/18	8,295	9,590
Wal-Mart Stores Inc.	1.950%	12/15/18	10,375	10,362
Wal-Mart Stores Inc.	3.625%	7/8/20	4,750	4,990
Wal-Mart Stores Inc.	3.250%	10/25/20	6,795	6,932
Wal-Mart Stores Inc.	4.250%	4/15/21	13,235	14,228
Wal-Mart Stores Inc.	2.550%	4/11/23	5,000	4,556

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.875%	4/5/27	11,575	13,697
Wal-Mart Stores Inc.	7.550%	2/15/30	3,650	4,898
Wal-Mart Stores Inc.	5.250%	9/1/35	3,280	3,540
Wal-Mart Stores Inc.	6.500%	8/15/37	8,515	10,596
Wal-Mart Stores Inc.	6.200%	4/15/38	13,305	16,079
Wal-Mart Stores Inc.	5.625%	4/1/40	2,050	2,323
Wal-Mart Stores Inc.	4.875%	7/8/40	8,595	8,686
Wal-Mart Stores Inc.	5.000%	10/25/40	5,300	5,537
Wal-Mart Stores Inc.	5.625%	4/15/41	6,060	6,852
Wal-Mart Stores Inc.	4.000%	4/11/43	5,000	4,436
Wal-Mart Stores Inc.	4.750%	10/2/43	11,350	11,378
Walgreen Co.	1.000%	3/13/15	3,600	3,617
Walgreen Co.	1.800%	9/15/17	4,300	4,334
Walgreen Co.	5.250%	1/15/19	1,970	2,210
Walgreen Co.	3.100%	9/15/22	7,550	7,076
Walgreen Co.	4.400%	9/15/42	1,300	1,152
Walt Disney Co.	0.875%	12/1/14	7,225	7,265
Walt Disney Co.	0.450%	12/1/15	1,650	1,649
Walt Disney Co.	1.350%	8/16/16	235	238
Walt Disney Co.	5.625%	9/15/16	3,425	3,858
Walt Disney Co.	1.125%	2/15/17	3,775	3,768
Walt Disney Co.	1.100%	12/1/17	4,000	3,953
Walt Disney Co.	5.875%	12/15/17	1,875	2,167
Walt Disney Co.	2.350%	12/1/22	4,700	4,266
Walt Disney Co.	7.000%	3/1/32	325	413
Walt Disney Co.	4.125%	12/1/41	7,633	6,895
Walt Disney Co.	3.700%	12/1/42	2,875	2,405
Western Union Co.	6.500%	2/26/14	3,275	3,303
Western Union Co.	5.930%	10/1/16	1,825	2,026
Western Union Co.	5.253%	4/1/20	347	370
Western Union Co.	6.200%	11/17/36	3,350	3,128
Western Union Co.	6.200%	6/21/40	1,100	997
Wyndham Worldwide Corp.	2.500%	3/1/18	975	973
Wyndham Worldwide Corp.	4.250%	3/1/22	1,300	1,266
Wyndham Worldwide Corp.	3.900%	3/1/23	600	564
Yum! Brands Inc.	4.250%	9/15/15	2,000	2,115
Yum! Brands Inc.	6.250%	4/15/16	2,850	3,166
Yum! Brands Inc.	6.250%	3/15/18	379	438
Yum! Brands Inc.	5.300%	9/15/19	685	770
Yum! Brands Inc.	3.875%	11/1/20	1,175	1,186
Yum! Brands Inc.	6.875%	11/15/37	1,224	1,397

Consumer Noncyclical (3.3%)
Abbott Laboratories	5.125%	4/1/19	6,846	7,774
Abbott Laboratories	4.125%	5/27/20	3,000	3,237
Abbott Laboratories	6.150%	11/30/37	2,405	2,824
Abbott Laboratories	6.000%	4/1/39	350	406
Abbott Laboratories	5.300%	5/27/40	2,255	2,471
AbbVie Inc.	1.200%	11/6/15	23,850	24,108
AbbVie Inc.	1.750%	11/6/17	16,785	16,749
AbbVie Inc.	2.000%	11/6/18	12,725	12,559
AbbVie Inc.	2.900%	11/6/22	15,000	14,027
AbbVie Inc.	4.400%	11/6/42	10,750	10,075
Actavis Inc.	1.875%	10/1/17	4,525	4,499
Actavis Inc.	3.250%	10/1/22	15,900	14,837

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Actavis Inc.	4.625%	10/1/42	1,225	1,115
Allergan Inc.	5.750%	4/1/16	400	443
Allergan Inc.	3.375%	9/15/20	5,000	5,110
Altria Group Inc.	4.125%	9/11/15	775	819
Altria Group Inc.	9.700%	11/10/18	3,244	4,273
Altria Group Inc.	9.250%	8/6/19	401	528
Altria Group Inc.	4.750%	5/5/21	6,150	6,585
Altria Group Inc.	2.850%	8/9/22	18,050	16,615
Altria Group Inc.	2.950%	5/2/23	425	383
Altria Group Inc.	4.000%	1/31/24	13,350	13,064
Altria Group Inc.	9.950%	11/10/38	3,559	5,410
Altria Group Inc.	10.200%	2/6/39	5,395	8,378
Altria Group Inc.	4.250%	8/9/42	3,400	2,889
Altria Group Inc.	4.500%	5/2/43	5,175	4,552
Altria Group Inc.	5.375%	1/31/44	7,325	7,312
AmerisourceBergen Corp.	5.875%	9/15/15	1,875	2,033
AmerisourceBergen Corp.	4.875%	11/15/19	975	1,080
AmerisourceBergen Corp.	3.500%	11/15/21	1,900	1,868
Amgen Inc.	2.300%	6/15/16	2,820	2,909
Amgen Inc.	2.500%	11/15/16	1,660	1,724
Amgen Inc.	2.125%	5/15/17	3,850	3,915
Amgen Inc.	5.850%	6/1/17	7,750	8,807
Amgen Inc.	6.150%	6/1/18	6,505	7,593
Amgen Inc.	5.700%	2/1/19	1,320	1,522
Amgen Inc.	3.450%	10/1/20	825	838
Amgen Inc.	4.100%	6/15/21	6,765	7,056
Amgen Inc.	3.875%	11/15/21	1,660	1,704
Amgen Inc.	3.625%	5/15/22	17,075	16,874
Amgen Inc.	6.375%	6/1/37	2,200	2,517
Amgen Inc.	6.900%	6/1/38	5,023	6,066
Amgen Inc.	6.400%	2/1/39	3,250	3,726
Amgen Inc.	5.750%	3/15/40	2,665	2,844
Amgen Inc.	4.950%	10/1/41	9,275	8,787
Amgen Inc.	5.150%	11/15/41	6,880	6,835
Amgen Inc.	5.650%	6/15/42	3,800	4,015
Amgen Inc.	5.375%	5/15/43	1,950	1,997
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,375	1,539
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,307	7,173
Anheuser-Busch Cos. LLC	6.800%	8/20/32	775	950
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,905	3,252
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	5,000	5,003
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	13,465	13,160
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	10,425	9,571
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	5,225	4,601
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	4,590	4,762
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	3,175	3,303
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	4,475	4,496
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,893	1,979
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	7,545	7,527
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	10,060	12,557
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	3,675	4,500
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	16,040	18,287
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,450	4,988
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	3,875	4,152
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	11,800	10,928

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,715	6,888
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	3,075	3,751
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	9,950	8,344
Archer-Daniels-Midland Co.	8.375%	4/15/17	100	122
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,625	4,109
Archer-Daniels-Midland Co.	4.479%	3/1/21	2,145	2,266
Archer-Daniels-Midland Co.	5.935%	10/1/32	650	715
Archer-Daniels-Midland Co.	5.375%	9/15/35	3,225	3,431
Archer-Daniels-Midland Co.	5.765%	3/1/41	4,970	5,504
Archer-Daniels-Midland Co.	4.016%	4/16/43	2,125	1,807
3 Ascension Health Alliance	4.847%	11/15/53	4,875	4,635
AstraZeneca plc	5.900%	9/15/17	11,965	13,692
AstraZeneca plc	1.950%	9/18/19	2,500	2,449
AstraZeneca plc	6.450%	9/15/37	17,105	20,327
AstraZeneca plc	4.000%	9/18/42	1,000	859
Avon Products Inc.	5.750%	3/1/18	2,460	2,646
Avon Products Inc.	6.500%	3/1/19	1,160	1,259
Avon Products Inc.	4.600%	3/15/20	6,000	5,987
Avon Products Inc.	5.000%	3/15/23	200	195
Avon Products Inc.	6.950%	3/15/43	3,300	3,196
Baptist Health South Florida Obligated
Group Revenue	4.590%	8/15/21	850	877
Baxter International Inc.	5.900%	9/1/16	875	986
Baxter International Inc.	1.850%	1/15/17	8,350	8,459
Baxter International Inc.	4.250%	3/15/20	3,000	3,231
Baxter International Inc.	2.400%	8/15/22	8,535	7,735
Baxter International Inc.	3.200%	6/15/23	4,911	4,687
Baxter International Inc.	3.650%	8/15/42	1,400	1,152
Beam Inc.	1.875%	5/15/17	1,825	1,830
Beam Inc.	1.750%	6/15/18	1,025	999
Beam Inc.	3.250%	5/15/22	1,400	1,336
Beam Inc.	3.250%	6/15/23	850	798
Becton Dickinson & Co.	1.750%	11/8/16	90	92
Becton Dickinson & Co.	5.000%	5/15/19	450	504
Becton Dickinson & Co.	3.250%	11/12/20	8,340	8,355
Becton Dickinson & Co.	3.125%	11/8/21	2,985	2,923
Becton Dickinson & Co.	5.000%	11/12/40	6,622	6,806
Biogen Idec Inc.	6.875%	3/1/18	600	705
Boston Scientific Corp.	6.250%	11/15/15	6,000	6,560
Boston Scientific Corp.	5.125%	1/12/17	3,750	4,092
Boston Scientific Corp.	2.650%	10/1/18	1,050	1,057
Boston Scientific Corp.	6.000%	1/15/20	3,870	4,450
Boston Scientific Corp.	4.125%	10/1/23	7,600	7,524
Boston Scientific Corp.	7.000%	11/15/35	2,850	3,376
Boston Scientific Corp.	7.375%	1/15/40	1,125	1,391
Bottling Group LLC	5.500%	4/1/16	4,050	4,468
Bottling Group LLC	5.125%	1/15/19	4,169	4,702
Bristol-Myers Squibb Co.	5.450%	5/1/18	7,215	8,244
Bristol-Myers Squibb Co.	1.750%	3/1/19	2,375	2,313
Bristol-Myers Squibb Co.	2.000%	8/1/22	3,275	2,896
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	125
Bristol-Myers Squibb Co.	3.250%	11/1/23	3,625	3,471
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	126
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,863	3,290
Bristol-Myers Squibb Co.	6.125%	5/1/38	910	1,067

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,575	1,225
Bristol-Myers Squibb Co.	4.500%	3/1/44	5,875	5,619
Brown-Forman Corp.	1.000%	1/15/18	800	772
Brown-Forman Corp.	2.250%	1/15/23	1,375	1,217
Brown-Forman Corp.	3.750%	1/15/43	1,800	1,510
Bunge Ltd. Finance Corp.	5.100%	7/15/15	575	607
Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,975	8,606
Campbell Soup Co.	3.050%	7/15/17	525	549
Campbell Soup Co.	4.250%	4/15/21	2,175	2,205
Campbell Soup Co.	2.500%	8/2/22	4,000	3,523
Campbell Soup Co.	3.800%	8/2/42	1,300	1,006
Cardinal Health Inc.	4.000%	6/15/15	100	105
Cardinal Health Inc.	1.700%	3/15/18	3,850	3,780
Cardinal Health Inc.	4.625%	12/15/20	4,935	5,312
Cardinal Health Inc.	3.200%	6/15/22	5,000	4,743
Cardinal Health Inc.	3.200%	3/15/23	3,450	3,227
Cardinal Health Inc.	4.600%	3/15/43	475	442
CareFusion Corp.	6.375%	8/1/19	5,085	5,773
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,150	2,086
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	7,400	6,408
Celgene Corp.	2.450%	10/15/15	750	772
Celgene Corp.	2.300%	8/15/18	2,500	2,495
Celgene Corp.	3.950%	10/15/20	5,075	5,270
Celgene Corp.	3.250%	8/15/22	2,250	2,131
Celgene Corp.	4.000%	8/15/23	2,050	2,024
Celgene Corp.	5.700%	10/15/40	1,350	1,428
Celgene Corp.	5.250%	8/15/43	3,100	3,112
Church & Dwight Co. Inc.	3.350%	12/15/15	1,000	1,047
Clorox Co.	5.000%	1/15/15	525	549
Clorox Co.	3.550%	11/1/15	1,850	1,941
Clorox Co.	5.950%	10/15/17	2,832	3,225
Coca-Cola Co.	0.750%	3/13/15	575	578
Coca-Cola Co.	1.500%	11/15/15	3,775	3,844
Coca-Cola Co.	1.800%	9/1/16	2,900	2,983
Coca-Cola Co.	5.350%	11/15/17	7,825	8,894
Coca-Cola Co.	1.650%	3/14/18	725	721
Coca-Cola Co.	1.150%	4/1/18	150	146
Coca-Cola Co.	1.650%	11/1/18	4,100	4,046
Coca-Cola Co.	4.875%	3/15/19	5,910	6,652
Coca-Cola Co.	2.450%	11/1/20	6,600	6,417
Coca-Cola Co.	3.150%	11/15/20	1,100	1,114
Coca-Cola Co.	3.300%	9/1/21	13,175	13,246
Coca-Cola Co.	2.500%	4/1/23	5,000	4,575
Coca-Cola Co.	3.200%	11/1/23	13,700	13,140
Coca-Cola Enterprises Inc.	2.125%	9/15/15	1,595	1,629
Coca-Cola Enterprises Inc.	3.500%	9/15/20	350	351
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	775	827
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	10,250	10,186
Coca-Cola HBC Finance BV	5.500%	9/17/15	3,500	3,742
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,800	2,332
Colgate-Palmolive Co.	1.300%	1/15/17	4,375	4,369
Colgate-Palmolive Co.	2.450%	11/15/21	1,510	1,426
Colgate-Palmolive Co.	2.300%	5/3/22	7,025	6,493
Colgate-Palmolive Co.	1.950%	2/1/23	5,250	4,581
ConAgra Foods Inc.	1.300%	1/25/16	2,500	2,508

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConAgra Foods Inc.	5.819%	6/15/17	225	253
ConAgra Foods Inc.	1.900%	1/25/18	9,710	9,580
ConAgra Foods Inc.	2.100%	3/15/18	5,990	5,936
ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,695
ConAgra Foods Inc.	3.200%	1/25/23	6,350	5,871
ConAgra Foods Inc.	7.125%	10/1/26	1,515	1,836
ConAgra Foods Inc.	8.250%	9/15/30	675	869
ConAgra Foods Inc.	4.650%	1/25/43	5,250	4,766
Covidien International Finance SA	1.350%	5/29/15	2,500	2,522
Covidien International Finance SA	6.000%	10/15/17	4,332	4,965
Covidien International Finance SA	3.200%	6/15/22	10,869	10,455
Covidien International Finance SA	2.950%	6/15/23	8,500	7,848
Covidien International Finance SA	6.550%	10/15/37	3,199	3,902
CR Bard Inc.	1.375%	1/15/18	4,050	3,933
CR Bard Inc.	4.400%	1/15/21	2,220	2,327
Delhaize Group SA	6.500%	6/15/17	235	264
Delhaize Group SA	5.700%	10/1/40	14,041	13,174
DENTSPLY International Inc.	2.750%	8/15/16	100	103
DENTSPLY International Inc.	4.125%	8/15/21	125	125
Diageo Capital plc	5.500%	9/30/16	425	476
Diageo Capital plc	1.500%	5/11/17	10,750	10,762
Diageo Capital plc	5.750%	10/23/17	8,676	9,898
Diageo Capital plc	4.828%	7/15/20	3,100	3,408
Diageo Capital plc	2.625%	4/29/23	16,000	14,560
Diageo Capital plc	5.875%	9/30/36	200	229
Diageo Capital plc	3.875%	4/29/43	1,200	1,031
Diageo Finance BV	5.300%	10/28/15	1,800	1,950
Diageo Investment Corp.	2.875%	5/11/22	7,575	7,219
Diageo Investment Corp.	7.450%	4/15/35	200	261
Diageo Investment Corp.	4.250%	5/11/42	3,650	3,312
Dignity Health California GO	3.125%	11/1/22	900	808
Dignity Health California GO	4.500%	11/1/42	4,400	3,539
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	3,045	3,162
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,795	2,117
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	7,785	7,860
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,475	2,339
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,300	1,178
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	425	540
Edwards Lifesciences Corp.	2.875%	10/15/18	950	949
Eli Lilly & Co.	5.200%	3/15/17	3,925	4,379
Eli Lilly & Co.	5.500%	3/15/27	2,950	3,361
Eli Lilly & Co.	5.550%	3/15/37	6,100	6,678
Eli Lilly & Co.	5.950%	11/15/37	235	270
Energizer Holdings Inc.	4.700%	5/19/21	1,325	1,337
Energizer Holdings Inc.	4.700%	5/24/22	1,750	1,745
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,700	1,527
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	219
Estee Lauder Cos. Inc.	3.700%	8/15/42	600	489
Express Scripts Holding Co.	2.100%	2/12/15	6,700	6,798
Express Scripts Holding Co.	3.125%	5/15/16	5,000	5,230
Express Scripts Holding Co.	3.500%	11/15/16	7,134	7,560
Express Scripts Holding Co.	2.650%	2/15/17	7,015	7,238
Express Scripts Holding Co.	4.750%	11/15/21	5,738	6,065
Express Scripts Holding Co.	3.900%	2/15/22	22,150	22,058
Express Scripts Holding Co.	6.125%	11/15/41	8,880	9,976

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Flowers Foods Inc.	4.375%	4/1/22	1,500	1,475
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	525
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,600	2,132
Genentech Inc.	4.750%	7/15/15	800	850
Genentech Inc.	5.250%	7/15/35	5,020	5,297
General Mills Inc.	5.200%	3/17/15	2,000	2,109
General Mills Inc.	5.700%	2/15/17	2,525	2,827
General Mills Inc.	5.650%	2/15/19	6,725	7,810
General Mills Inc.	3.150%	12/15/21	11,875	11,621
General Mills Inc.	5.400%	6/15/40	4,505	4,765
Genzyme Corp.	3.625%	6/15/15	2,875	3,001
Gilead Sciences Inc.	3.050%	12/1/16	5,375	5,679
Gilead Sciences Inc.	4.500%	4/1/21	2,025	2,167
Gilead Sciences Inc.	4.400%	12/1/21	13,452	14,319
Gilead Sciences Inc.	5.650%	12/1/41	1,325	1,461
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	11,580	13,318
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,216	5,732
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	775	840
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	14,760	18,019
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	175	158
GlaxoSmithKline Capital plc	0.750%	5/8/15	4,475	4,496
GlaxoSmithKline Capital plc	1.500%	5/8/17	13,500	13,529
GlaxoSmithKline Capital plc	2.850%	5/8/22	7,725	7,321
Hasbro Inc.	6.300%	9/15/17	1,375	1,559
Hasbro Inc.	6.350%	3/15/40	1,200	1,263
Hershey Co.	5.450%	9/1/16	425	475
Hershey Co.	1.500%	11/1/16	2,125	2,161
Hershey Co.	4.125%	12/1/20	1,710	1,828
Hormel Foods Corp.	4.125%	4/15/21	625	646
Ingredion Inc.	3.200%	11/1/15	1,700	1,763
Ingredion Inc.	4.625%	11/1/20	890	928
Ingredion Inc.	6.625%	4/15/37	575	643
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	485
JM Smucker Co.	3.500%	10/15/21	995	990
Johnson & Johnson	5.550%	8/15/17	1,700	1,942
Johnson & Johnson	5.150%	7/15/18	4,550	5,208
Johnson & Johnson	1.650%	12/5/18	1,250	1,238
Johnson & Johnson	2.950%	9/1/20	10,000	10,133
Johnson & Johnson	3.550%	5/15/21	7,325	7,609
Johnson & Johnson	6.730%	11/15/23	1,203	1,501
Johnson & Johnson	3.375%	12/5/23	1,250	1,237
Johnson & Johnson	6.950%	9/1/29	1,300	1,708
Johnson & Johnson	4.950%	5/15/33	1,600	1,719
Johnson & Johnson	4.375%	12/5/33	3,835	3,846
Johnson & Johnson	5.950%	8/15/37	1,330	1,577
Johnson & Johnson	4.500%	9/1/40	1,370	1,354
Johnson & Johnson	4.500%	12/5/43	1,000	990
Kaiser Foundation Hospitals	3.500%	4/1/22	900	855
Kaiser Foundation Hospitals	4.875%	4/1/42	1,800	1,695
Kellogg Co.	4.450%	5/30/16	3,200	3,453
Kellogg Co.	1.875%	11/17/16	4,400	4,478
Kellogg Co.	4.000%	12/15/20	9,005	9,320
Kellogg Co.	3.125%	5/17/22	9,410	8,919
Kellogg Co.	7.450%	4/1/31	1,150	1,444
Kimberly-Clark Corp.	4.875%	8/15/15	1,875	2,008

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	6.125%	8/1/17	5,804	6,715
Kimberly-Clark Corp.	7.500%	11/1/18	800	993
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,284
Kimberly-Clark Corp.	3.875%	3/1/21	2,940	3,058
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,500
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,446
Kimberly-Clark Corp.	6.625%	8/1/37	200	250
Kimberly-Clark Corp.	5.300%	3/1/41	1,950	2,102
Kimberly-Clark Corp.	3.700%	6/1/43	1,275	1,072
Koninklijke Philips NV	5.750%	3/11/18	2,725	3,117
Koninklijke Philips NV	3.750%	3/15/22	8,500	8,541
Koninklijke Philips NV	6.875%	3/11/38	4,795	5,711
Koninklijke Philips NV	5.000%	3/15/42	9,575	9,469
Kraft Foods Group Inc.	1.625%	6/4/15	1,400	1,419
Kraft Foods Group Inc.	2.250%	6/5/17	2,150	2,184
Kraft Foods Group Inc.	6.125%	8/23/18	15,240	17,752
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,848
Kraft Foods Group Inc.	3.500%	6/6/22	10,825	10,593
Kraft Foods Group Inc.	6.875%	1/26/39	150	183
Kraft Foods Group Inc.	6.500%	2/9/40	2,700	3,153
Kraft Foods Group Inc.	5.000%	6/4/42	5,375	5,236
Kroger Co.	4.950%	1/15/15	1,950	2,033
Kroger Co.	3.900%	10/1/15	2,350	2,480
Kroger Co.	2.200%	1/15/17	6,775	6,888
Kroger Co.	6.400%	8/15/17	435	499
Kroger Co.	6.800%	12/15/18	2,400	2,869
Kroger Co.	2.300%	1/15/19	1,850	1,842
Kroger Co.	6.150%	1/15/20	650	742
Kroger Co.	3.300%	1/15/21	1,850	1,841
Kroger Co.	3.850%	8/1/23	2,500	2,455
Kroger Co.	7.700%	6/1/29	2,800	3,403
Kroger Co.	8.000%	9/15/29	8,675	10,888
Kroger Co.	7.500%	4/1/31	625	757
Kroger Co.	5.150%	8/1/43	1,000	979
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,025	1,114
Laboratory Corp. of America Holdings	2.200%	8/23/17	9,175	9,221
Laboratory Corp. of America Holdings	2.500%	11/1/18	500	495
Laboratory Corp. of America Holdings	4.625%	11/15/20	235	246
Laboratory Corp. of America Holdings	3.750%	8/23/22	725	702
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	528
Life Technologies Corp.	4.400%	3/1/15	1,700	1,770
Life Technologies Corp.	3.500%	1/15/16	2,800	2,909
Life Technologies Corp.	6.000%	3/1/20	2,340	2,690
Life Technologies Corp.	5.000%	1/15/21	1,350	1,464
Lorillard Tobacco Co.	3.500%	8/4/16	13,355	14,051
Lorillard Tobacco Co.	2.300%	8/21/17	5,100	5,135
Lorillard Tobacco Co.	8.125%	6/23/19	2,825	3,447
Lorillard Tobacco Co.	3.750%	5/20/23	2,475	2,251
Lorillard Tobacco Co.	8.125%	5/1/40	1,000	1,201
Lorillard Tobacco Co.	7.000%	8/4/41	1,550	1,679
Mattel Inc.	2.500%	11/1/16	1,125	1,160
Mattel Inc.	1.700%	3/15/18	550	539
Mattel Inc.	3.150%	3/15/23	750	694
Mattel Inc.	5.450%	11/1/41	845	842
3 Mayo Clinic	3.774%	11/15/43	1,125	911

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Mayo Clinic	4.000%	11/15/47	1,125	923
McCormick & Co. Inc.	3.900%	7/15/21	875	899
McCormick & Co. Inc.	3.500%	9/1/23	1,400	1,370
McKesson Corp.	3.250%	3/1/16	1,628	1,700
McKesson Corp.	5.700%	3/1/17	5,000	5,582
McKesson Corp.	4.750%	3/1/21	1,740	1,847
McKesson Corp.	2.700%	12/15/22	5,600	5,018
McKesson Corp.	6.000%	3/1/41	5,500	6,141
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,309	2,523
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,135	1,221
Medco Health Solutions Inc.	2.750%	9/15/15	3,025	3,115
Medco Health Solutions Inc.	7.125%	3/15/18	9,080	10,750
Medco Health Solutions Inc.	4.125%	9/15/20	590	612
Medtronic Inc.	3.000%	3/15/15	4,495	4,639
Medtronic Inc.	4.750%	9/15/15	1,775	1,901
Medtronic Inc.	1.375%	4/1/18	6,845	6,714
Medtronic Inc.	5.600%	3/15/19	1,000	1,157
Medtronic Inc.	4.450%	3/15/20	1,650	1,813
Medtronic Inc.	4.125%	3/15/21	590	618
Medtronic Inc.	3.125%	3/15/22	17,680	17,310
Medtronic Inc.	6.500%	3/15/39	500	607
Medtronic Inc.	5.550%	3/15/40	1,725	1,886
Medtronic Inc.	4.500%	3/15/42	4,875	4,590
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	689
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,425	3,622
Merck & Co. Inc.	2.250%	1/15/16	3,850	3,970
Merck & Co. Inc.	6.000%	9/15/17	2,300	2,674
Merck & Co. Inc.	1.100%	1/31/18	3,775	3,678
Merck & Co. Inc.	3.875%	1/15/21	11,720	12,327
Merck & Co. Inc.	2.400%	9/15/22	8,750	7,978
Merck & Co. Inc.	2.800%	5/18/23	15,000	13,950
Merck & Co. Inc.	6.500%	12/1/33	4,400	5,446
Merck & Co. Inc.	6.550%	9/15/37	5,015	6,212
Merck & Co. Inc.	3.600%	9/15/42	1,800	1,484
Merck & Co. Inc.	4.150%	5/18/43	6,375	5,797
Merck Sharp & Dohme Corp.	4.750%	3/1/15	1,200	1,259
Merck Sharp & Dohme Corp.	4.000%	6/30/15	2,590	2,724
Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,445	8,448
Merck Sharp & Dohme Corp.	6.400%	3/1/28	1,525	1,838
Merck Sharp & Dohme Corp.	5.950%	12/1/28	775	901
Merck Sharp & Dohme Corp.	5.750%	11/15/36	325	365
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,025	1,192
Molson Coors Brewing Co.	2.000%	5/1/17	725	728
Molson Coors Brewing Co.	3.500%	5/1/22	800	785
Molson Coors Brewing Co.	5.000%	5/1/42	5,975	5,804
Mondelez International Inc.	4.125%	2/9/16	6,590	6,996
Mondelez International Inc.	6.500%	8/11/17	11,975	13,924
Mondelez International Inc.	6.125%	2/1/18	4,790	5,537
Mondelez International Inc.	5.375%	2/10/20	15,386	17,471
Mondelez International Inc.	6.500%	11/1/31	4,211	4,813
Mondelez International Inc.	7.000%	8/11/37	3,675	4,543
Mondelez International Inc.	6.875%	2/1/38	7,250	8,822
Mondelez International Inc.	6.500%	2/9/40	14,795	17,610

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Mylan Inc.	1.800%	6/24/16	1,500	1,518
Mylan Inc.	1.350%	11/29/16	2,525	2,522
6 Mylan Inc.	2.600%	6/24/18	5,020	5,027
Mylan Inc.	2.550%	3/28/19	2,300	2,278
Mylan Inc.	4.200%	11/29/23	9,300	9,137
Mylan Inc.	5.400%	11/29/43	1,875	1,888
Newell Rubbermaid Inc.	2.050%	12/1/17	3,200	3,187
Newell Rubbermaid Inc.	4.000%	6/15/22	4,520	4,403
Novant Health Inc.	5.850%	11/1/19	2,125	2,372
Novant Health Inc.	4.371%	11/1/43	1,000	834
Novartis Capital Corp.	2.900%	4/24/15	14,370	14,849
Novartis Capital Corp.	2.400%	9/21/22	26,175	23,936
Novartis Capital Corp.	3.700%	9/21/42	3,075	2,643
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,590	11,964
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,700	1,674
Pepsi Bottling Group Inc.	7.000%	3/1/29	375	469
PepsiAmericas Inc.	4.875%	1/15/15	5,100	5,329
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,546
PepsiCo Inc.	0.750%	3/5/15	3,125	3,136
PepsiCo Inc.	0.700%	8/13/15	1,910	1,915
PepsiCo Inc.	2.500%	5/10/16	11,390	11,816
PepsiCo Inc.	1.250%	8/13/17	9,200	9,130
PepsiCo Inc.	5.000%	6/1/18	425	479
PepsiCo Inc.	7.900%	11/1/18	1,575	1,978
PepsiCo Inc.	2.250%	1/7/19	3,050	3,058
PepsiCo Inc.	4.500%	1/15/20	2,800	3,061
PepsiCo Inc.	3.125%	11/1/20	4,925	4,908
PepsiCo Inc.	3.000%	8/25/21	11,530	11,344
PepsiCo Inc.	2.750%	3/5/22	16,050	15,190
PepsiCo Inc.	5.500%	1/15/40	1,425	1,549
PepsiCo Inc.	4.875%	11/1/40	4,285	4,254
PepsiCo Inc.	4.000%	3/5/42	6,600	5,721
PerkinElmer Inc.	5.000%	11/15/21	1,410	1,436
6 Perrigo Co. plc	1.300%	11/8/16	200	199
6 Perrigo Co. plc	4.000%	11/15/23	14,216	13,853
6 Perrigo Co. plc	5.300%	11/15/43	750	734
Pfizer Inc.	5.350%	3/15/15	11,340	11,993
Pfizer Inc.	1.500%	6/15/18	5,675	5,594
Pfizer Inc.	6.200%	3/15/19	19,670	23,322
Pfizer Inc.	3.000%	6/15/23	5,300	4,990
Pfizer Inc.	7.200%	3/15/39	9,940	13,379
Pfizer Inc.	4.300%	6/15/43	6,000	5,625
Pharmacia Corp.	6.500%	12/1/18	6,000	7,222
Pharmacia Corp.	6.600%	12/1/28	625	769
Philip Morris International Inc.	2.500%	5/16/16	5,000	5,184
Philip Morris International Inc.	1.625%	3/20/17	3,250	3,270
Philip Morris International Inc.	1.125%	8/21/17	5,575	5,483
Philip Morris International Inc.	5.650%	5/16/18	11,040	12,698
Philip Morris International Inc.	4.500%	3/26/20	575	620
Philip Morris International Inc.	4.125%	5/17/21	2,758	2,873
Philip Morris International Inc.	2.900%	11/15/21	1,500	1,436
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,728
Philip Morris International Inc.	2.625%	3/6/23	5,125	4,610
Philip Morris International Inc.	3.600%	11/15/23	550	532
Philip Morris International Inc.	6.375%	5/16/38	5,600	6,612

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.375%	11/15/41	3,155	2,854
Philip Morris International Inc.	4.500%	3/20/42	10,620	9,876
Philip Morris International Inc.	3.875%	8/21/42	125	105
Philip Morris International Inc.	4.125%	3/4/43	2,850	2,483
Philip Morris International Inc.	4.875%	11/15/43	6,725	6,653
3 Procter & Gamble - Esop	9.360%	1/1/21	2,436	3,117
Procter & Gamble Co.	3.500%	2/15/15	4,500	4,652
Procter & Gamble Co.	1.800%	11/15/15	6,925	7,092
Procter & Gamble Co.	1.450%	8/15/16	9,645	9,798
Procter & Gamble Co.	4.700%	2/15/19	5,265	5,896
Procter & Gamble Co.	2.300%	2/6/22	5,164	4,835
Procter & Gamble Co.	6.450%	1/15/26	12,750	15,805
Procter & Gamble Co.	5.500%	2/1/34	5,000	5,583
Procter & Gamble Co.	5.800%	8/15/34	250	288
Procter & Gamble Co.	5.550%	3/5/37	4,345	4,953
Quest Diagnostics Inc.	5.450%	11/1/15	4,000	4,311
Quest Diagnostics Inc.	6.400%	7/1/17	175	199
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,366
Quest Diagnostics Inc.	6.950%	7/1/37	1,460	1,609
Reynolds American Inc.	1.050%	10/30/15	2,125	2,131
Reynolds American Inc.	6.750%	6/15/17	2,725	3,132
Reynolds American Inc.	7.750%	6/1/18	1,000	1,206
Reynolds American Inc.	3.250%	11/1/22	5,850	5,366
Reynolds American Inc.	4.850%	9/15/23	900	926
Reynolds American Inc.	7.250%	6/15/37	675	788
Reynolds American Inc.	4.750%	11/1/42	7,025	6,208
Reynolds American Inc.	6.150%	9/15/43	725	779
Safeway Inc.	3.400%	12/1/16	7,831	8,158
Safeway Inc.	6.350%	8/15/17	1,325	1,488
Safeway Inc.	5.000%	8/15/19	3,500	3,721
Safeway Inc.	4.750%	12/1/21	575	575
Safeway Inc.	7.250%	2/1/31	3,270	3,336
Sanofi	2.625%	3/29/16	10,800	11,226
Sanofi	1.250%	4/10/18	5,000	4,872
Sanofi	4.000%	3/29/21	8,865	9,267
St. Jude Medical Inc.	2.500%	1/15/16	1,475	1,514
St. Jude Medical Inc.	3.250%	4/15/23	18,100	16,842
St. Jude Medical Inc.	4.750%	4/15/43	8,575	8,054
Stryker Corp.	3.000%	1/15/15	800	821
Stryker Corp.	2.000%	9/30/16	2,285	2,347
Stryker Corp.	4.375%	1/15/20	700	756
Sysco Corp.	5.250%	2/12/18	7,995	8,967
Sysco Corp.	2.600%	6/12/22	2,325	2,119
Sysco Corp.	5.375%	9/21/35	1,898	1,975
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,060	2,118
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	615	602
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	17,225	15,560
Teva Pharmaceutical Finance II BV /
Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	1,950	2,012
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	3,310	3,204
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,575	10,026
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,000	5,112
Thermo Fisher Scientific Inc.	3.200%	5/1/15	1,725	1,778
Thermo Fisher Scientific Inc.	2.250%	8/15/16	1,845	1,888
Thermo Fisher Scientific Inc.	1.300%	2/1/17	825	823

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	1.850%	1/15/18	3,000	2,987
Thermo Fisher Scientific Inc.	2.400%	2/1/19	245	244
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	570
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,450	8,915
Thermo Fisher Scientific Inc.	3.600%	8/15/21	5,000	4,970
Thermo Fisher Scientific Inc.	3.150%	1/15/23	450	419
Thermo Fisher Scientific Inc.	4.150%	2/1/24	2,125	2,111
Thermo Fisher Scientific Inc.	5.300%	2/1/44	600	609
Tupperware Brands Corp.	4.750%	6/1/21	2,000	1,999
Tyson Foods Inc.	4.500%	6/15/22	5,600	5,684
Unilever Capital Corp.	0.850%	8/2/17	9,885	9,623
Unilever Capital Corp.	4.800%	2/15/19	700	784
Unilever Capital Corp.	4.250%	2/10/21	10,810	11,539
Unilever Capital Corp.	5.900%	11/15/32	3,025	3,679
UST LLC	5.750%	3/1/18	1,975	2,238
Whirlpool Corp.	8.600%	5/1/14	900	923
Whirlpool Corp.	4.700%	6/1/22	4,700	4,875
Wyeth LLC	5.500%	2/15/16	5,240	5,763
Wyeth LLC	5.450%	4/1/17	2,950	3,321
Wyeth LLC	6.450%	2/1/24	2,625	3,146
Wyeth LLC	6.500%	2/1/34	3,100	3,772
Wyeth LLC	6.000%	2/15/36	3,700	4,338
Wyeth LLC	5.950%	4/1/37	8,190	9,507
Zimmer Holdings Inc.	1.400%	11/30/14	850	856
Zimmer Holdings Inc.	4.625%	11/30/19	2,495	2,724
Zimmer Holdings Inc.	3.375%	11/30/21	800	770
Zimmer Holdings Inc.	5.750%	11/30/39	1,600	1,757
Zoetis Inc.	1.150%	2/1/16	975	977
Zoetis Inc.	1.875%	2/1/18	6,350	6,300
Zoetis Inc.	3.250%	2/1/23	11,110	10,376
Zoetis Inc.	4.700%	2/1/43	775	726

Energy (1.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,425	1,677
Anadarko Finance Co.	7.500%	5/1/31	5,125	6,244
Anadarko Petroleum Corp.	5.950%	9/15/16	11,530	12,867
Anadarko Petroleum Corp.	6.375%	9/15/17	5,000	5,743
Anadarko Petroleum Corp.	8.700%	3/15/19	4,045	5,138
Anadarko Petroleum Corp.	6.950%	6/15/19	500	597
Anadarko Petroleum Corp.	6.450%	9/15/36	13,230	14,876
Anadarko Petroleum Corp.	7.950%	6/15/39	200	264
Apache Corp.	5.625%	1/15/17	250	281
Apache Corp.	1.750%	4/15/17	2,100	2,110
Apache Corp.	6.900%	9/15/18	9,745	11,774
Apache Corp.	3.625%	2/1/21	5,260	5,410
Apache Corp.	3.250%	4/15/22	2,751	2,706
Apache Corp.	6.000%	1/15/37	9,775	10,967
Apache Corp.	5.100%	9/1/40	6,575	6,619
Apache Corp.	5.250%	2/1/42	740	758
Apache Corp.	4.750%	4/15/43	3,025	2,907
Apache Corp.	4.250%	1/15/44	1,100	980
Baker Hughes Inc.	7.500%	11/15/18	3,425	4,265
Baker Hughes Inc.	3.200%	8/15/21	9,470	9,394
Baker Hughes Inc.	6.875%	1/15/29	300	370
Baker Hughes Inc.	5.125%	9/15/40	6,140	6,434

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BJ Services Co.	6.000%	6/1/18	150	173
BP Capital Markets plc	3.875%	3/10/15	4,525	4,705
BP Capital Markets plc	3.125%	10/1/15	6,500	6,798
BP Capital Markets plc	0.700%	11/6/15	2,500	2,509
BP Capital Markets plc	3.200%	3/11/16	9,495	9,973
BP Capital Markets plc	2.248%	11/1/16	5,775	5,989
BP Capital Markets plc	1.846%	5/5/17	4,200	4,232
BP Capital Markets plc	1.375%	11/6/17	1,000	986
BP Capital Markets plc	1.375%	5/10/18	4,000	3,889
BP Capital Markets plc	2.241%	9/26/18	6,650	6,672
BP Capital Markets plc	4.750%	3/10/19	4,300	4,782
BP Capital Markets plc	4.500%	10/1/20	12,150	13,138
BP Capital Markets plc	4.742%	3/11/21	10,315	11,169
BP Capital Markets plc	3.561%	11/1/21	10,520	10,542
BP Capital Markets plc	3.245%	5/6/22	6,800	6,565
BP Capital Markets plc	2.500%	11/6/22	7,675	6,986
BP Capital Markets plc	2.750%	5/10/23	6,800	6,187
BP Capital Markets plc	3.994%	9/26/23	2,700	2,718
Burlington Resources Finance Co.	7.200%	8/15/31	975	1,242
Burlington Resources Finance Co.	7.400%	12/1/31	1,775	2,304
Cameron International Corp.	6.375%	7/15/18	7,875	9,216
Cameron International Corp.	7.000%	7/15/38	440	533
Cameron International Corp.	5.125%	12/15/43	400	397
Canadian Natural Resources Ltd.	4.900%	12/1/14	4,225	4,391
Canadian Natural Resources Ltd.	6.000%	8/15/16	1,150	1,290
Canadian Natural Resources Ltd.	5.700%	5/15/17	1,935	2,176
Canadian Natural Resources Ltd.	3.450%	11/15/21	6,500	6,381
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,226
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,025	2,273
Canadian Natural Resources Ltd.	5.850%	2/1/35	350	369
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,200	2,491
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,100	2,347
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,500	1,768
Cenovus Energy Inc.	5.700%	10/15/19	8,550	9,735
Cenovus Energy Inc.	3.000%	8/15/22	2,975	2,787
Cenovus Energy Inc.	3.800%	9/15/23	5,000	4,865
Cenovus Energy Inc.	6.750%	11/15/39	3,525	4,105
Cenovus Energy Inc.	4.450%	9/15/42	3,175	2,816
Chevron Corp.	0.889%	6/24/16	6,000	6,020
Chevron Corp.	1.104%	12/5/17	5,775	5,677
Chevron Corp.	1.718%	6/24/18	9,925	9,893
Chevron Corp.	4.950%	3/3/19	2,750	3,131
Chevron Corp.	2.355%	12/5/22	9,125	8,311
Chevron Corp.	3.191%	6/24/23	5,500	5,291
Conoco Funding Co.	7.250%	10/15/31	2,225	2,912
ConocoPhillips	4.600%	1/15/15	11,640	12,136
ConocoPhillips	6.650%	7/15/18	2,475	2,964
ConocoPhillips	5.750%	2/1/19	8,690	10,120
ConocoPhillips	6.000%	1/15/20	5,220	6,140
ConocoPhillips	5.900%	10/15/32	725	829
ConocoPhillips	5.900%	5/15/38	1,370	1,593
ConocoPhillips	6.500%	2/1/39	12,438	15,556
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,525	5,081
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	3,025	3,502
ConocoPhillips Co.	1.050%	12/15/17	4,000	3,926

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips Co.	2.400%	12/15/22	2,400	2,181
ConocoPhillips Holding Co.	6.950%	4/15/29	2,850	3,592
Continental Resources Inc.	5.000%	9/15/22	14,975	15,555
Continental Resources Inc.	4.500%	4/15/23	8,200	8,313
Devon Energy Corp.	2.400%	7/15/16	800	825
Devon Energy Corp.	6.300%	1/15/19	3,300	3,875
Devon Energy Corp.	4.000%	7/15/21	2,000	2,050
Devon Energy Corp.	3.250%	5/15/22	11,325	10,812
Devon Energy Corp.	7.950%	4/15/32	1,350	1,757
Devon Energy Corp.	5.600%	7/15/41	3,645	3,773
Devon Energy Corp.	4.750%	5/15/42	6,650	6,149
Devon Financing Co. LLC	7.875%	9/30/31	9,125	11,737
Diamond Offshore Drilling Inc.	4.875%	7/1/15	2,275	2,420
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,733	3,177
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,690	5,081
Encana Corp.	5.900%	12/1/17	2,275	2,580
Encana Corp.	3.900%	11/15/21	11,885	11,805
Encana Corp.	7.200%	11/1/31	1,800	2,057
Encana Corp.	6.500%	8/15/34	2,925	3,212
Encana Corp.	6.625%	8/15/37	4,950	5,468
EnCana Holdings Finance Corp.	5.800%	5/1/14	4,350	4,425
Eni USA Inc.	7.300%	11/15/27	175	216
Ensco plc	3.250%	3/15/16	6,335	6,620
Ensco plc	4.700%	3/15/21	4,250	4,494
EOG Resources Inc.	2.500%	2/1/16	705	729
EOG Resources Inc.	5.875%	9/15/17	2,200	2,537
EOG Resources Inc.	5.625%	6/1/19	3,350	3,879
EOG Resources Inc.	4.400%	6/1/20	1,880	2,027
EOG Resources Inc.	4.100%	2/1/21	9,450	9,905
EOG Resources Inc.	2.625%	3/15/23	5,750	5,242
EQT Corp.	6.500%	4/1/18	3,175	3,594
EQT Corp.	8.125%	6/1/19	2,975	3,613
EQT Corp.	4.875%	11/15/21	2,500	2,560
FMC Technologies Inc.	2.000%	10/1/17	1,500	1,488
FMC Technologies Inc.	3.450%	10/1/22	1,400	1,303
Global Marine Inc.	7.000%	6/1/28	5,850	6,093
Halliburton Co.	1.000%	8/1/16	4,625	4,639
Halliburton Co.	2.000%	8/1/18	4,625	4,628
Halliburton Co.	5.900%	9/15/18	50	58
Halliburton Co.	6.150%	9/15/19	800	952
Halliburton Co.	3.250%	11/15/21	4,235	4,186
Halliburton Co.	3.500%	8/1/23	7,650	7,413
Halliburton Co.	6.700%	9/15/38	5,720	7,021
Halliburton Co.	7.450%	9/15/39	1,534	2,046
Halliburton Co.	4.500%	11/15/41	1,245	1,176
Halliburton Co.	4.750%	8/1/43	4,575	4,479
Hess Corp.	8.125%	2/15/19	9,829	12,244
Hess Corp.	7.875%	10/1/29	1,450	1,841
Hess Corp.	7.300%	8/15/31	950	1,155
Hess Corp.	7.125%	3/15/33	1,525	1,830
Hess Corp.	6.000%	1/15/40	7,900	8,554
Hess Corp.	5.600%	2/15/41	3,205	3,326
Husky Energy Inc.	6.150%	6/15/19	200	228
Husky Energy Inc.	7.250%	12/15/19	2,020	2,447
Husky Energy Inc.	6.800%	9/15/37	5,510	6,639

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kerr-McGee Corp.	6.950%	7/1/24	3,300	3,841
Kerr-McGee Corp.	7.875%	9/15/31	875	1,085
Marathon Oil Corp.	6.000%	10/1/17	17,810	20,443
Marathon Oil Corp.	5.900%	3/15/18	1,228	1,410
Marathon Oil Corp.	2.800%	11/1/22	8,600	7,918
Marathon Oil Corp.	6.800%	3/15/32	2,670	3,178
Marathon Oil Corp.	6.600%	10/1/37	4,800	5,766
Marathon Petroleum Corp.	3.500%	3/1/16	1,000	1,050
Marathon Petroleum Corp.	5.125%	3/1/21	400	433
Marathon Petroleum Corp.	6.500%	3/1/41	1,550	1,771
Murphy Oil Corp.	2.500%	12/1/17	3,100	3,133
Murphy Oil Corp.	3.700%	12/1/22	1,400	1,288
Murphy Oil Corp.	7.050%	5/1/29	2,000	2,131
Murphy Oil Corp.	5.125%	12/1/42	875	752
6 Nabors Industries Inc.	2.350%	9/15/16	1,275	1,295
Nabors Industries Inc.	6.150%	2/15/18	9,545	10,737
Nabors Industries Inc.	9.250%	1/15/19	875	1,088
Nabors Industries Inc.	5.000%	9/15/20	5,985	6,212
6 Nabors Industries Inc.	5.100%	9/15/23	4,025	4,031
National Oilwell Varco Inc.	1.350%	12/1/17	1,875	1,855
National Oilwell Varco Inc.	2.600%	12/1/22	15,465	14,206
National Oilwell Varco Inc.	3.950%	12/1/42	1,400	1,228
Noble Energy Inc.	4.150%	12/15/21	12,300	12,626
Noble Energy Inc.	8.000%	4/1/27	4,895	6,238
Noble Energy Inc.	6.000%	3/1/41	825	896
Noble Holding International Ltd.	3.050%	3/1/16	440	452
Noble Holding International Ltd.	2.500%	3/15/17	2,400	2,406
Noble Holding International Ltd.	4.900%	8/1/20	1,891	1,993
Noble Holding International Ltd.	3.950%	3/15/22	3,250	3,148
Noble Holding International Ltd.	6.200%	8/1/40	1,400	1,461
Noble Holding International Ltd.	6.050%	3/1/41	2,500	2,559
Noble Holding International Ltd.	5.250%	3/15/42	2,475	2,361
Occidental Petroleum Corp.	2.500%	2/1/16	3,405	3,528
Occidental Petroleum Corp.	4.125%	6/1/16	2,620	2,818
Occidental Petroleum Corp.	1.750%	2/15/17	15,100	15,314
Occidental Petroleum Corp.	1.500%	2/15/18	4,650	4,585
Occidental Petroleum Corp.	4.100%	2/1/21	11,060	11,678
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,495
Occidental Petroleum Corp.	2.700%	2/15/23	6,575	6,018
Petro-Canada	6.050%	5/15/18	7,250	8,354
Petro-Canada	7.875%	6/15/26	500	641
Petro-Canada	7.000%	11/15/28	475	577
Petro-Canada	5.350%	7/15/33	1,425	1,438
Petro-Canada	5.950%	5/15/35	8,455	9,114
Petro-Canada	6.800%	5/15/38	5,525	6,596
Petrohawk Energy Corp.	7.250%	8/15/18	3,000	3,229
Petrohawk Energy Corp.	6.250%	6/1/19	6,300	6,914
Phillips 66	1.950%	3/5/15	2,745	2,785
Phillips 66	2.950%	5/1/17	7,475	7,779
Phillips 66	4.300%	4/1/22	16,885	17,130
Phillips 66	5.875%	5/1/42	6,950	7,506
Pioneer Natural Resources Co.	6.875%	5/1/18	1,175	1,382
Pioneer Natural Resources Co.	3.950%	7/15/22	2,810	2,816
Pioneer Natural Resources Co.	7.200%	1/15/28	4,378	5,262
Pride International Inc.	6.875%	8/15/20	6,000	7,158

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pride International Inc.	7.875%	8/15/40	3,000	4,029
Rowan Cos. Inc.	7.875%	8/1/19	875	1,059
Rowan Cos. Inc.	4.875%	6/1/22	6,250	6,368
Schlumberger Investment SA	3.650%	12/1/23	8,575	8,476
Shell International Finance BV	3.100%	6/28/15	14,300	14,839
Shell International Finance BV	3.250%	9/22/15	1,400	1,465
Shell International Finance BV	0.625%	12/4/15	4,000	4,009
Shell International Finance BV	5.200%	3/22/17	4,150	4,648
Shell International Finance BV	1.125%	8/21/17	2,000	1,972
Shell International Finance BV	1.900%	8/10/18	6,175	6,144
Shell International Finance BV	2.000%	11/15/18	1,725	1,724
Shell International Finance BV	4.300%	9/22/19	3,100	3,392
Shell International Finance BV	4.375%	3/25/20	2,000	2,187
Shell International Finance BV	2.375%	8/21/22	10,190	9,321
Shell International Finance BV	2.250%	1/6/23	3,250	2,887
Shell International Finance BV	3.400%	8/12/23	1,500	1,458
Shell International Finance BV	6.375%	12/15/38	12,942	15,947
Shell International Finance BV	5.500%	3/25/40	1,525	1,689
Shell International Finance BV	3.625%	8/21/42	4,000	3,314
Shell International Finance BV	4.550%	8/12/43	6,200	5,981
Southwestern Energy Co.	7.500%	2/1/18	4,125	4,878
Southwestern Energy Co.	4.100%	3/15/22	4,650	4,586
Suncor Energy Inc.	6.100%	6/1/18	4,900	5,663
Suncor Energy Inc.	7.150%	2/1/32	3,625	4,629
Suncor Energy Inc.	5.950%	12/1/34	175	187
Suncor Energy Inc.	6.500%	6/15/38	11,580	13,412
Suncor Energy Inc.	6.850%	6/1/39	6,455	7,756
Talisman Energy Inc.	5.125%	5/15/15	375	392
Talisman Energy Inc.	7.750%	6/1/19	11,525	13,821
Talisman Energy Inc.	5.850%	2/1/37	300	292
Tosco Corp.	7.800%	1/1/27	315	418
Tosco Corp.	8.125%	2/15/30	4,950	6,868
Total Capital Canada Ltd.	1.450%	1/15/18	10,455	10,361
Total Capital Canada Ltd.	2.750%	7/15/23	3,800	3,507
Total Capital International SA	0.750%	1/25/16	3,400	3,398
Total Capital International SA	1.000%	8/12/16	4,000	4,008
Total Capital International SA	1.500%	2/17/17	1,075	1,075
Total Capital International SA	1.550%	6/28/17	8,350	8,345
Total Capital International SA	2.875%	2/17/22	6,000	5,684
Total Capital International SA	2.700%	1/25/23	7,550	6,952
Total Capital International SA	3.700%	1/15/24	3,625	3,586
Total Capital SA	3.000%	6/24/15	5,800	6,015
Total Capital SA	2.300%	3/15/16	7,265	7,480
Total Capital SA	2.125%	8/10/18	3,500	3,510
Total Capital SA	4.450%	6/24/20	5,075	5,498
Total Capital SA	4.125%	1/28/21	2,805	2,953
Transocean Inc.	4.950%	11/15/15	9,650	10,342
Transocean Inc.	6.000%	3/15/18	7,375	8,292
Transocean Inc.	6.500%	11/15/20	5,015	5,709
Transocean Inc.	6.375%	12/15/21	13,638	15,300
Transocean Inc.	3.800%	10/15/22	9,651	9,145
Transocean Inc.	7.500%	4/15/31	1,575	1,828
Transocean Inc.	6.800%	3/15/38	2,925	3,264
Transocean Inc.	7.350%	12/15/41	575	687
Valero Energy Corp.	6.125%	6/15/17	7,655	8,746

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Valero Energy Corp.	9.375%	3/15/19	1,575	2,043
Valero Energy Corp.	6.125%	2/1/20	8,950	10,209
Valero Energy Corp.	7.500%	4/15/32	3,775	4,592
Valero Energy Corp.	6.625%	6/15/37	9,931	11,287
Weatherford International LLC	6.350%	6/15/17	7,593	8,609
Weatherford International LLC	6.800%	6/15/37	250	269
Weatherford International Ltd.	5.500%	2/15/16	2,000	2,169
Weatherford International Ltd.	6.000%	3/15/18	1,890	2,130
Weatherford International Ltd.	9.625%	3/1/19	5,200	6,699
Weatherford International Ltd.	4.500%	4/15/22	5,500	5,534
Weatherford International Ltd.	6.500%	8/1/36	2,750	2,865
Weatherford International Ltd.	7.000%	3/15/38	2,480	2,725
Weatherford International Ltd.	6.750%	9/15/40	2,595	2,789
Weatherford International Ltd.	5.950%	4/15/42	450	452
XTO Energy Inc.	6.250%	8/1/17	6,250	7,266
XTO Energy Inc.	5.500%	6/15/18	100	115

Other Industrial (0.0%)
California Institute of Technology GO	4.700%	11/1/11	5,700	4,862
Cintas Corp. No 2	6.125%	12/1/17	1,875	2,118
Cintas Corp. No 2	3.250%	6/1/22	1,725	1,645
Fluor Corp.	3.375%	9/15/21	1,500	1,457
Howard Hughes Medical Institute	3.500%	9/1/23	3,975	3,892
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	3,700	3,170
Massachusetts Institute of Technology GO	5.600%	7/1/11	4,100	4,649
3 Northwestern University GO	4.643%	12/1/44	2,375	2,328
President & Fellows of Harvard College
Massachusetts GO	3.619%	10/1/37	3,150	2,684
University of Pennsylvania GO	4.674%	9/1/12	5,500	4,841
6 URS Corp.	5.500%	4/1/22	3,600	3,546

Technology (1.1%)
Adobe Systems Inc.	3.250%	2/1/15	3,420	3,516
Adobe Systems Inc.	4.750%	2/1/20	1,275	1,385
Agilent Technologies Inc.	5.500%	9/14/15	1,300	1,401
Agilent Technologies Inc.	6.500%	11/1/17	9,575	11,089
Agilent Technologies Inc.	3.200%	10/1/22	4,315	3,943
Agilent Technologies Inc.	3.875%	7/15/23	2,350	2,227
Altera Corp.	1.750%	5/15/17	1,250	1,233
Altera Corp.	2.500%	11/15/18	12,675	12,591
Altera Corp.	4.100%	11/15/23	2,050	1,977
Analog Devices Inc.	3.000%	4/15/16	875	914
Analog Devices Inc.	2.875%	6/1/23	2,600	2,361
Apple Inc.	0.450%	5/3/16	7,200	7,159
Apple Inc.	1.000%	5/3/18	11,750	11,372
Apple Inc.	2.400%	5/3/23	23,075	20,625
Apple Inc.	3.850%	5/4/43	11,175	9,337
Applied Materials Inc.	2.650%	6/15/16	525	545
Applied Materials Inc.	4.300%	6/15/21	3,840	3,946
Applied Materials Inc.	5.850%	6/15/41	5,460	5,593
Arrow Electronics Inc.	3.375%	11/1/15	1,225	1,270
Arrow Electronics Inc.	5.125%	3/1/21	515	529
Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,334
Autodesk Inc.	1.950%	12/15/17	5,300	5,247
Autodesk Inc.	3.600%	12/15/22	825	764

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Avnet Inc.	6.625%	9/15/16	225	253
Avnet Inc.	5.875%	6/15/20	4,300	4,595
Avnet Inc.	4.875%	12/1/22	1,450	1,451
Baidu Inc.	2.250%	11/28/17	7,700	7,664
Baidu Inc.	3.500%	11/28/22	7,200	6,590
Broadcom Corp.	2.700%	11/1/18	5,385	5,466
Broadcom Corp.	2.500%	8/15/22	3,405	3,041
Broadridge Financial Solutions Inc.	3.950%	9/1/20	650	652
CA Inc.	5.375%	12/1/19	3,545	3,953
Cisco Systems Inc.	5.500%	2/22/16	11,783	12,972
Cisco Systems Inc.	3.150%	3/14/17	11,975	12,674
Cisco Systems Inc.	4.950%	2/15/19	5,975	6,710
Cisco Systems Inc.	4.450%	1/15/20	8,300	9,021
Cisco Systems Inc.	5.900%	2/15/39	1,600	1,777
Cisco Systems Inc.	5.500%	1/15/40	21,870	23,077
Computer Sciences Corp.	2.500%	9/15/15	100	102
Computer Sciences Corp.	6.500%	3/15/18	400	461
Corning Inc.	6.625%	5/15/19	275	331
Corning Inc.	3.700%	11/15/23	3,300	3,249
Corning Inc.	7.250%	8/15/36	100	114
Corning Inc.	4.700%	3/15/37	4,000	3,792
Corning Inc.	5.750%	8/15/40	7,135	7,692
Dun & Bradstreet Corp.	2.875%	11/15/15	350	361
Dun & Bradstreet Corp.	4.375%	12/1/22	950	916
EMC Corp.	1.875%	6/1/18	12,185	12,062
EMC Corp.	2.650%	6/1/20	10,620	10,453
EMC Corp.	3.375%	6/1/23	14,825	14,239
Equifax Inc.	4.450%	12/1/14	775	800
Equifax Inc.	6.300%	7/1/17	425	484
Fidelity National Information Services Inc.	2.000%	4/15/18	925	901
Fidelity National Information Services Inc.	5.000%	3/15/22	7,850	8,017
Fidelity National Information Services Inc.	3.500%	4/15/23	3,800	3,474
Fiserv Inc.	3.125%	10/1/15	1,000	1,036
Fiserv Inc.	3.125%	6/15/16	3,415	3,569
Fiserv Inc.	6.800%	11/20/17	2,525	2,910
Fiserv Inc.	3.500%	10/1/22	2,425	2,255
Google Inc.	1.250%	5/19/14	470	472
Google Inc.	2.125%	5/19/16	375	387
Google Inc.	3.625%	5/19/21	3,325	3,455
Harris Corp.	5.950%	12/1/17	1,300	1,461
Harris Corp.	6.375%	6/15/19	250	290
Harris Corp.	4.400%	12/15/20	2,675	2,762
Harris Corp.	6.150%	12/15/40	750	800
Hewlett-Packard Co.	2.625%	12/9/14	4,500	4,577
Hewlett-Packard Co.	2.350%	3/15/15	1,300	1,323
Hewlett-Packard Co.	2.125%	9/13/15	4,275	4,364
Hewlett-Packard Co.	2.650%	6/1/16	1,050	1,083
Hewlett-Packard Co.	3.000%	9/15/16	1,875	1,951
Hewlett-Packard Co.	3.300%	12/9/16	1,425	1,490
Hewlett-Packard Co.	5.400%	3/1/17	2,100	2,308
Hewlett-Packard Co.	2.600%	9/15/17	9,210	9,427
Hewlett-Packard Co.	5.500%	3/1/18	7,450	8,290
Hewlett-Packard Co.	3.750%	12/1/20	12,550	12,535
Hewlett-Packard Co.	4.300%	6/1/21	3,680	3,701
Hewlett-Packard Co.	4.375%	9/15/21	13,375	13,597

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hewlett-Packard Co.	4.650%	12/9/21	4,650	4,790
Hewlett-Packard Co.	6.000%	9/15/41	2,895	2,897
Intel Corp.	1.950%	10/1/16	5,200	5,357
Intel Corp.	1.350%	12/15/17	18,105	17,917
Intel Corp.	3.300%	10/1/21	2,000	1,996
Intel Corp.	2.700%	12/15/22	6,000	5,512
Intel Corp.	4.000%	12/15/32	3,300	3,026
Intel Corp.	4.800%	10/1/41	9,870	9,656
Intel Corp.	4.250%	12/15/42	7,325	6,424
International Business Machines Corp.	0.875%	10/31/14	3,960	3,978
International Business Machines Corp.	0.550%	2/6/15	1,200	1,203
International Business Machines Corp.	2.000%	1/5/16	5,925	6,087
International Business Machines Corp.	1.950%	7/22/16	8,175	8,404
International Business Machines Corp.	1.250%	2/6/17	15,425	15,422
International Business Machines Corp.	5.700%	9/14/17	25,325	29,082
International Business Machines Corp.	1.625%	5/15/20	475	446
International Business Machines Corp.	2.900%	11/1/21	1,950	1,883
International Business Machines Corp.	3.375%	8/1/23	5,325	5,174
International Business Machines Corp.	7.000%	10/30/25	4,850	6,079
International Business Machines Corp.	6.220%	8/1/27	1,975	2,335
International Business Machines Corp.	6.500%	1/15/28	100	123
International Business Machines Corp.	5.875%	11/29/32	225	259
International Business Machines Corp.	5.600%	11/30/39	1,098	1,227
International Business Machines Corp.	4.000%	6/20/42	9,197	8,174
Intuit Inc.	5.750%	3/15/17	575	648
Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,430
Juniper Networks Inc.	3.100%	3/15/16	1,000	1,030
Juniper Networks Inc.	4.600%	3/15/21	900	912
Juniper Networks Inc.	5.950%	3/15/41	5,500	5,445
KLA-Tencor Corp.	6.900%	5/1/18	6,175	7,244
Leidos Holdings Inc.	4.450%	12/1/20	2,660	2,655
Leidos Holdings Inc.	5.950%	12/1/40	800	764
Leidos Inc.	5.500%	7/1/33	250	228
Lexmark International Inc.	6.650%	6/1/18	1,850	2,075
Lexmark International Inc.	5.125%	3/15/20	1,450	1,481
Maxim Integrated Products Inc.	3.375%	3/15/23	375	342
Microsoft Corp.	1.625%	9/25/15	5,405	5,528
Microsoft Corp.	0.875%	11/15/17	2,550	2,504
Microsoft Corp.	1.000%	5/1/18	4,050	3,965
Microsoft Corp.	1.625%	12/6/18	3,625	3,577
Microsoft Corp.	4.200%	6/1/19	1,465	1,618
Microsoft Corp.	3.000%	10/1/20	4,750	4,831
Microsoft Corp.	4.000%	2/8/21	3,950	4,193
Microsoft Corp.	2.125%	11/15/22	4,350	3,935
Microsoft Corp.	2.375%	5/1/23	5,950	5,399
Microsoft Corp.	3.625%	12/15/23	2,000	1,999
Microsoft Corp.	5.200%	6/1/39	4,375	4,614
Microsoft Corp.	4.500%	10/1/40	3,135	2,997
Microsoft Corp.	5.300%	2/8/41	2,500	2,679
Microsoft Corp.	3.500%	11/15/42	7,830	6,403
Microsoft Corp.	3.750%	5/1/43	1,865	1,594
Microsoft Corp.	4.875%	12/15/43	5,075	5,164
Motorola Solutions Inc.	6.000%	11/15/17	1,750	1,978
Motorola Solutions Inc.	3.750%	5/15/22	3,000	2,910
NetApp Inc.	2.000%	12/15/17	2,175	2,168

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	5.250%	1/15/16	13,250	14,450
	Oracle Corp.	1.200%	10/15/17	21,300	21,007
	Oracle Corp.	5.750%	4/15/18	8,610	9,974
	Oracle Corp.	2.375%	1/15/19	3,825	3,854
	Oracle Corp.	5.000%	7/8/19	5,500	6,234
	Oracle Corp.	3.875%	7/15/20	3,475	3,664
	Oracle Corp.	2.500%	10/15/22	10,575	9,714
	Oracle Corp.	6.500%	4/15/38	2,900	3,524
	Oracle Corp.	6.125%	7/8/39	5,605	6,532
	Oracle Corp.	5.375%	7/15/40	9,597	10,264
	Pitney Bowes Inc.	5.750%	9/15/17	950	1,049
	Pitney Bowes Inc.	6.250%	3/15/19	375	422
6	Seagate HDD Cayman	3.750%	11/15/18	20,025	20,225
	Seagate HDD Cayman	6.875%	5/1/20	5,000	5,400
	Seagate HDD Cayman	7.000%	11/1/21	4,325	4,768
6	Seagate HDD Cayman	4.750%	6/1/23	14,750	13,754
	Symantec Corp.	2.750%	9/15/15	2,300	2,369
	Symantec Corp.	2.750%	6/15/17	3,275	3,333
	Symantec Corp.	3.950%	6/15/22	3,150	3,049
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,250	1,224
	Texas Instruments Inc.	0.450%	8/3/15	1,625	1,625
	Texas Instruments Inc.	2.375%	5/16/16	4,675	4,850
	Texas Instruments Inc.	1.650%	8/3/19	5,000	4,834
	Texas Instruments Inc.	2.250%	5/1/23	4,000	3,532
	Total System Services Inc.	2.375%	6/1/18	1,100	1,069
	Total System Services Inc.	3.750%	6/1/23	100	92
	Tyco Electronics Group SA	6.550%	10/1/17	6,866	7,851
	Tyco Electronics Group SA	4.875%	1/15/21	4,500	4,675
	Tyco Electronics Group SA	7.125%	10/1/37	4,575	5,315
	Verisk Analytics Inc.	4.125%	9/12/22	2,700	2,618
	Xerox Corp.	4.250%	2/15/15	4,280	4,441
	Xerox Corp.	6.400%	3/15/16	1,525	1,688
	Xerox Corp.	6.750%	2/1/17	2,750	3,119
	Xerox Corp.	2.950%	3/15/17	3,425	3,547
	Xerox Corp.	6.350%	5/15/18	11,270	12,979
	Xerox Corp.	5.625%	12/15/19	1,165	1,301
	Xerox Corp.	4.500%	5/15/21	12,765	13,119

	Transportation (0.5%)
3	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	385	408
[3,6]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	2,460	2,411
[3,6]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	1,350	1,416
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,025	1,157
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,975	6,850
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,950	4,032
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	590	612
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	10,590	10,470
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	355
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	600	564
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,700	2,080
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	225	254
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,150	4,682

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	12,695
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,800	1,780
Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,230	1,213
Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,004	4,501
Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,425	1,275
Burlington Northern Santa Fe LLC	4.450%	3/15/43	525	478
Canadian National Railway Co.	5.800%	6/1/16	200	222
Canadian National Railway Co.	1.450%	12/15/16	2,870	2,894
Canadian National Railway Co.	5.850%	11/15/17	350	401
Canadian National Railway Co.	5.550%	3/1/19	5,385	6,182
Canadian National Railway Co.	2.850%	12/15/21	8,200	7,888
Canadian National Railway Co.	6.900%	7/15/28	100	127
Canadian National Railway Co.	6.250%	8/1/34	325	383
Canadian National Railway Co.	6.200%	6/1/36	5,850	6,981
Canadian National Railway Co.	6.375%	11/15/37	1,100	1,331
Canadian Pacific Railway Co.	7.250%	5/15/19	2,570	3,126
Canadian Pacific Railway Co.	4.450%	3/15/23	3,830	3,932
Canadian Pacific Railway Co.	7.125%	10/15/31	1,181	1,416
Canadian Pacific Railway Co.	5.950%	5/15/37	9,010	9,847
Canadian Pacific Railway Ltd.	4.500%	1/15/22	3,825	3,947
Canadian Pacific Railway Ltd.	5.750%	1/15/42	1,460	1,570
Con-way Inc.	7.250%	1/15/18	2,075	2,383
Con-way Inc.	6.700%	5/1/34	2,475	2,509
3 Continental Airlines 1998-1 Class A
Pass Through Trust	6.648%	3/15/19	1,421	1,512
3 Continental Airlines 2007-1 Class A
Pass Through Trust	5.983%	4/19/22	279	305
3 Continental Airlines 2009-2 Class A
Pass Through Trust	7.250%	5/10/21	991	1,140
3 Continental Airlines 2010-1 Class A
Pass Through Trust	4.750%	1/12/21	4,460	4,739
3 Continental Airlines 2012-1 Class A
Pass Through Trust	4.150%	10/11/25	6,232	6,263
3 Continental Airlines 2012-2 Class A
Pass Through Trust	4.000%	4/29/26	775	773
CSX Corp.	6.250%	4/1/15	1,325	1,417
CSX Corp.	7.900%	5/1/17	9,886	11,802
CSX Corp.	6.250%	3/15/18	3,875	4,486
CSX Corp.	7.375%	2/1/19	5,050	6,139
CSX Corp.	4.250%	6/1/21	590	616
CSX Corp.	3.700%	11/1/23	700	680
CSX Corp.	6.000%	10/1/36	1,675	1,832
CSX Corp.	6.150%	5/1/37	900	1,012
CSX Corp.	6.220%	4/30/40	7,164	8,111
CSX Corp.	4.750%	5/30/42	2,990	2,836
CSX Corp.	4.100%	3/15/44	3,225	2,733
3 Delta Air Lines 2007-1 Class A
Pass Through Trust	6.821%	2/10/24	2,625	2,970
3 Delta Air Lines 2009-1 Class A
Pass Through Trust	7.750%	12/17/19	4,539	5,299
3 Delta Air Lines 2010-1 Class A
Pass Through Trust	6.200%	1/2/20	2,503	2,797
3 Delta Air Lines 2010-2 Class A
Pass Through Trust	4.950%	5/23/19	1,394	1,507

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Delta Air Lines 2012-1 Class A
Pass Through Trust	4.750%	11/7/21	535	573
FedEx Corp.	8.000%	1/15/19	175	218
FedEx Corp.	2.625%	8/1/22	1,575	1,427
FedEx Corp.	3.875%	8/1/42	1,000	816
3 Hawaiian Airlines 2013-1 Class A
Pass Through Certificates	3.900%	1/15/26	14,350	13,274
JB Hunt Transport Services Inc.	3.375%	9/15/15	3,800	3,942
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,375	1,278
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	7,525	6,788
6 Kansas City Southern Railway Co.	4.300%	5/15/43	1,800	1,563
Norfolk Southern Corp.	5.257%	9/17/14	1,845	1,903
Norfolk Southern Corp.	5.750%	1/15/16	2,825	3,089
Norfolk Southern Corp.	7.700%	5/15/17	3,525	4,202
Norfolk Southern Corp.	5.750%	4/1/18	875	999
Norfolk Southern Corp.	5.900%	6/15/19	4,390	5,077
Norfolk Southern Corp.	3.000%	4/1/22	2,400	2,278
Norfolk Southern Corp.	2.903%	2/15/23	1,889	1,746
Norfolk Southern Corp.	5.590%	5/17/25	133	146
Norfolk Southern Corp.	7.800%	5/15/27	1,025	1,304
Norfolk Southern Corp.	7.250%	2/15/31	811	993
Norfolk Southern Corp.	4.837%	10/1/41	1,198	1,151
Norfolk Southern Corp.	3.950%	10/1/42	2,825	2,370
Norfolk Southern Corp.	6.000%	5/23/11	6,750	7,136
Norfolk Southern Railway Co.	9.750%	6/15/20	775	1,055
3 Northwest Airlines 2007-1 Class A
Pass Through Trust	7.027%	11/1/19	365	410
Ryder System Inc.	7.200%	9/1/15	3,450	3,792
Ryder System Inc.	3.600%	3/1/16	2,060	2,151
Ryder System Inc.	5.850%	11/1/16	1,125	1,248
Ryder System Inc.	2.500%	3/1/18	5,593	5,620
Ryder System Inc.	2.450%	11/15/18	2,400	2,373
Southwest Airlines Co.	5.250%	10/1/14	260	268
3 Southwest Airlines Co. 2007-1
Pass Through Trust	6.150%	2/1/24	703	804
3 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	1,127	1,294
Union Pacific Corp.	5.700%	8/15/18	850	980
Union Pacific Corp.	4.000%	2/1/21	4,325	4,490
Union Pacific Corp.	4.163%	7/15/22	4,740	4,885
Union Pacific Corp.	2.750%	4/15/23	4,500	4,123
6 Union Pacific Corp.	3.646%	2/15/24	323	313
Union Pacific Corp.	6.625%	2/1/29	820	987
Union Pacific Corp.	4.750%	9/15/41	3,825	3,702
Union Pacific Corp.	4.750%	12/15/43	3,375	3,268
6 Union Pacific Corp.	4.821%	2/1/44	7,780	7,560
3 Union Pacific Railroad Co. 2007-3
Pass Through Trust	6.176%	1/2/31	394	449
3 United Airlines 2013-1 Class A
Pass Through Trust	4.300%	2/15/27	200	204
United Parcel Service Inc.	1.125%	10/1/17	875	864
United Parcel Service Inc.	5.500%	1/15/18	6,505	7,432
United Parcel Service Inc.	5.125%	4/1/19	3,875	4,418
United Parcel Service Inc.	3.125%	1/15/21	8,300	8,334
United Parcel Service Inc.	2.450%	10/1/22	15,675	14,445
United Parcel Service Inc.	6.200%	1/15/38	2,260	2,732

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Parcel Service Inc.	3.625%	10/1/42	2,000	1,673
3 US Airways Inc. 2012-2 Class A
Pass Through Trust	4.625%	12/3/26	797	810
				9,432,149
Utilities (2.6%)
Electric (1.7%)
AEP Texas Central Co.	6.650%	2/15/33	2,952	3,402
Alabama Power Co.	3.550%	12/1/23	8,800	8,706
Alabama Power Co.	5.650%	3/15/35	1,000	1,045
Alabama Power Co.	6.125%	5/15/38	1,000	1,182
Alabama Power Co.	6.000%	3/1/39	1,750	2,042
Alabama Power Co.	5.200%	6/1/41	5,575	5,918
Alabama Power Co.	4.100%	1/15/42	1,475	1,318
Alabama Power Co.	3.850%	12/1/42	1,850	1,578
Ameren Illinois Co.	2.700%	9/1/22	6,345	5,928
Ameren Illinois Co.	4.800%	12/15/43	1,575	1,586
American Electric Power Co. Inc.	1.650%	12/15/17	75	73
Appalachian Power Co.	3.400%	5/24/15	1,300	1,341
Appalachian Power Co.	4.600%	3/30/21	4,350	4,650
Appalachian Power Co.	5.800%	10/1/35	400	418
Appalachian Power Co.	6.375%	4/1/36	750	824
Appalachian Power Co.	6.700%	8/15/37	3,750	4,300
Appalachian Power Co.	7.000%	4/1/38	1,665	1,996
Arizona Public Service Co.	4.650%	5/15/15	400	420
Arizona Public Service Co.	8.750%	3/1/19	1,298	1,649
Arizona Public Service Co.	5.500%	9/1/35	2,100	2,257
Arizona Public Service Co.	4.500%	4/1/42	4,525	4,293
Atlantic City Electric Co.	7.750%	11/15/18	2,700	3,333
Baltimore Gas & Electric Co.	5.900%	10/1/16	100	112
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	4,825
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,325	1,270
Baltimore Gas & Electric Co.	6.350%	10/1/36	250	295
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,500	2,265
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	128
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	5,450	4,489
CenterPoint Energy Inc.	6.500%	5/1/18	5,650	6,586
Cleco Power LLC	6.000%	12/1/40	1,600	1,742
Cleveland Electric Illuminating Co.	5.700%	4/1/17	1,695	1,852
Cleveland Electric Illuminating Co.	7.880%	11/1/17	600	720
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,125	1,216
CMS Energy Corp.	8.750%	6/15/19	2,500	3,157
Commonwealth Edison Co.	5.950%	8/15/16	450	503
Commonwealth Edison Co.	1.950%	9/1/16	885	903
Commonwealth Edison Co.	6.150%	9/15/17	15,357	17,734
Commonwealth Edison Co.	5.800%	3/15/18	6,635	7,645
Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,302
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,012
Commonwealth Edison Co.	5.875%	2/1/33	100	113
Commonwealth Edison Co.	5.900%	3/15/36	1,315	1,493
Commonwealth Edison Co.	6.450%	1/15/38	3,020	3,655
Commonwealth Edison Co.	3.800%	10/1/42	4,450	3,794
Connecticut Light & Power Co.	5.500%	2/1/19	1,365	1,565
Connecticut Light & Power Co.	2.500%	1/15/23	7,275	6,626
Connecticut Light & Power Co.	6.350%	6/1/36	2,400	2,883
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	3,213	3,494

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	2,225	2,477
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	5,000	6,010
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,000	6,477
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	550	590
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	3,615	4,127
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,878	2,210
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	450	506
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	200	252
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,197
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	400	351
Consolidated Natural Gas Co.	5.000%	12/1/14	4,660	4,833
Constellation Energy Group Inc.	4.550%	6/15/15	4,750	4,983
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	3,941
Consumers Energy Co.	5.500%	8/15/16	800	892
Consumers Energy Co.	5.650%	9/15/18	1,800	2,072
Consumers Energy Co.	6.125%	3/15/19	5,791	6,833
Consumers Energy Co.	6.700%	9/15/19	7,960	9,668
Consumers Energy Co.	5.650%	4/15/20	1,375	1,573
Consumers Energy Co.	2.850%	5/15/22	13,516	12,893
Consumers Energy Co.	3.375%	8/15/23	1,175	1,144
Consumers Energy Co.	3.950%	5/15/43	4,225	3,739
6 Dayton Power & Light Co.	1.875%	9/15/16	525	529
Delmarva Power & Light Co.	3.500%	11/15/23	975	952
Delmarva Power & Light Co.	4.000%	6/1/42	3,650	3,239
Dominion Resources Inc.	2.250%	9/1/15	2,782	2,852
Dominion Resources Inc.	1.950%	8/15/16	2,150	2,185
Dominion Resources Inc.	5.600%	11/15/16	670	744
Dominion Resources Inc.	1.400%	9/15/17	4,075	4,009
Dominion Resources Inc.	6.000%	11/30/17	1,750	2,004
Dominion Resources Inc.	6.400%	6/15/18	300	351
Dominion Resources Inc.	5.200%	8/15/19	300	336
Dominion Resources Inc.	2.750%	9/15/22	4,800	4,396
Dominion Resources Inc.	6.300%	3/15/33	350	404
Dominion Resources Inc.	5.950%	6/15/35	6,100	6,751
Dominion Resources Inc.	4.900%	8/1/41	4,075	3,923
Dominion Resources Inc.	4.050%	9/15/42	1,725	1,437
3 Dominion Resources Inc.	7.500%	6/30/66	700	754
DTE Electric Co.	3.450%	10/1/20	7,005	7,174
DTE Electric Co.	2.650%	6/15/22	6,025	5,641
DTE Electric Co.	3.650%	3/15/24	4,625	4,574
DTE Electric Co.	5.700%	10/1/37	2,025	2,308
DTE Electric Co.	3.950%	6/15/42	4,325	3,841
DTE Energy Co.	6.375%	4/15/33	100	114
Duke Energy Carolinas LLC	1.750%	12/15/16	2,785	2,843
Duke Energy Carolinas LLC	5.250%	1/15/18	2,000	2,262
Duke Energy Carolinas LLC	5.100%	4/15/18	2,000	2,248
Duke Energy Carolinas LLC	4.300%	6/15/20	2,500	2,688
Duke Energy Carolinas LLC	3.900%	6/15/21	9,068	9,467
Duke Energy Carolinas LLC	6.000%	12/1/28	2,994	3,397
Duke Energy Carolinas LLC	6.450%	10/15/32	6,425	7,573
Duke Energy Carolinas LLC	6.100%	6/1/37	2,225	2,536
Duke Energy Carolinas LLC	6.000%	1/15/38	900	1,050
Duke Energy Carolinas LLC	6.050%	4/15/38	525	626
Duke Energy Carolinas LLC	5.300%	2/15/40	5,290	5,753
Duke Energy Carolinas LLC	4.250%	12/15/41	5,850	5,500

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	4.000%	9/30/42	6,125	5,520
Duke Energy Corp.	3.950%	9/15/14	4,350	4,454
Duke Energy Corp.	3.350%	4/1/15	4,650	4,793
Duke Energy Corp.	2.150%	11/15/16	925	950
Duke Energy Corp.	1.625%	8/15/17	525	523
Duke Energy Corp.	2.100%	6/15/18	1,650	1,642
Duke Energy Corp.	5.050%	9/15/19	3,775	4,169
Duke Energy Corp.	3.050%	8/15/22	1,550	1,467
Duke Energy Corp.	3.950%	10/15/23	1,850	1,856
Duke Energy Florida Inc.	0.650%	11/15/15	2,700	2,705
Duke Energy Florida Inc.	5.100%	12/1/15	590	640
Duke Energy Florida Inc.	5.650%	6/15/18	1,175	1,349
Duke Energy Florida Inc.	6.350%	9/15/37	775	941
Duke Energy Florida Inc.	6.400%	6/15/38	4,800	5,927
Duke Energy Florida Inc.	5.650%	4/1/40	4,200	4,747
Duke Energy Indiana Inc.	6.050%	6/15/16	1,600	1,783
Duke Energy Indiana Inc.	3.750%	7/15/20	2,500	2,588
Duke Energy Indiana Inc.	6.120%	10/15/35	325	352
Duke Energy Indiana Inc.	6.350%	8/15/38	3,775	4,581
Duke Energy Indiana Inc.	4.200%	3/15/42	1,000	920
Duke Energy Indiana Inc.	4.900%	7/15/43	850	885
Duke Energy Ohio Inc.	5.450%	4/1/19	1,700	1,940
Duke Energy Progress Inc.	5.300%	1/15/19	5,000	5,683
Duke Energy Progress Inc.	2.800%	5/15/22	3,000	2,853
Duke Energy Progress Inc.	6.300%	4/1/38	3,025	3,669
Duke Energy Progress Inc.	4.100%	5/15/42	3,625	3,332
Edison International	3.750%	9/15/17	1,690	1,778
El Paso Electric Co.	6.000%	5/15/35	600	620
Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,417
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	4,675	5,342
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	3,175	3,301
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	9,000	10,055
Entergy Louisiana LLC	4.050%	9/1/23	5,650	5,708
Entergy Louisiana LLC	5.400%	11/1/24	5,627	6,245
Entergy Mississippi Inc.	3.100%	7/1/23	300	280
Exelon Corp.	4.900%	6/15/15	1,400	1,476
Exelon Corp.	5.625%	6/15/35	200	198
Exelon Generation Co. LLC	6.200%	10/1/17	9,320	10,526
Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,290
Exelon Generation Co. LLC	5.750%	10/1/41	2,200	2,099
Exelon Generation Co. LLC	5.600%	6/15/42	848	792
Florida Power & Light Co.	5.550%	11/1/17	5,000	5,696
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,242
Florida Power & Light Co.	5.950%	10/1/33	225	264
Florida Power & Light Co.	5.625%	4/1/34	2,160	2,457
Florida Power & Light Co.	5.400%	9/1/35	425	467
Florida Power & Light Co.	6.200%	6/1/36	1,050	1,256
Florida Power & Light Co.	5.650%	2/1/37	725	817
Florida Power & Light Co.	5.850%	5/1/37	1,265	1,457
Florida Power & Light Co.	5.950%	2/1/38	3,250	3,793
Florida Power & Light Co.	5.960%	4/1/39	6,100	7,144
Florida Power & Light Co.	5.690%	3/1/40	425	485
Florida Power & Light Co.	5.250%	2/1/41	500	540
Florida Power & Light Co.	4.125%	2/1/42	6,250	5,735
Georgia Power Co.	0.750%	8/10/15	1,075	1,077

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia Power Co.	0.625%	11/15/15	1,550	1,550
Georgia Power Co.	3.000%	4/15/16	6,625	6,925
Georgia Power Co.	5.700%	6/1/17	2,525	2,844
Georgia Power Co.	2.850%	5/15/22	1,425	1,343
Georgia Power Co.	5.650%	3/1/37	100	108
Georgia Power Co.	5.400%	6/1/40	375	392
Georgia Power Co.	4.750%	9/1/40	1,600	1,534
Georgia Power Co.	4.300%	3/15/42	4,300	3,857
Iberdrola International BV	6.750%	7/15/36	4,285	4,666
Indiana Michigan Power Co.	7.000%	3/15/19	550	653
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,092
3 Integrys Energy Group Inc.	6.110%	12/1/66	2,345	2,368
Interstate Power & Light Co.	6.250%	7/15/39	925	1,093
ITC Holdings Corp.	4.050%	7/1/23	5,500	5,398
ITC Holdings Corp.	5.300%	7/1/43	1,600	1,566
Jersey Central Power & Light Co.	5.625%	5/1/16	2,525	2,748
Jersey Central Power & Light Co.	5.650%	6/1/17	2,775	3,069
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	1,471	1,429
Kansas City Power & Light Co.	6.050%	11/15/35	125	137
Kansas City Power & Light Co.	5.300%	10/1/41	4,795	4,792
3 Kansas Gas & Electric Co.	5.647%	3/29/21	69	73
Kentucky Utilities Co.	1.625%	11/1/15	2,795	2,847
Kentucky Utilities Co.	3.250%	11/1/20	4,775	4,845
Kentucky Utilities Co.	5.125%	11/1/40	3,575	3,765
Kentucky Utilities Co.	4.650%	11/15/43	425	421
LG&E & KU Energy LLC	2.125%	11/15/15	1,350	1,373
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,616
LG&E & KU Energy LLC	4.375%	10/1/21	3,625	3,722
Louisville Gas & Electric Co.	1.625%	11/15/15	4,875	4,968
Louisville Gas & Electric Co.	5.125%	11/15/40	2,165	2,276
Louisville Gas & Electric Co.	4.650%	11/15/43	725	720
Metropolitan Edison Co.	7.700%	1/15/19	1,348	1,627
MidAmerican Energy Co.	5.950%	7/15/17	2,810	3,222
MidAmerican Energy Co.	5.300%	3/15/18	100	113
MidAmerican Energy Co.	6.750%	12/30/31	4,150	5,075
MidAmerican Energy Co.	5.750%	11/1/35	1,575	1,759
MidAmerican Energy Co.	5.800%	10/15/36	1,350	1,511
MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,961	6,800
6 MidAmerican Energy Holdings Co.	2.000%	11/15/18	1,000	983
6 MidAmerican Energy Holdings Co.	3.750%	11/15/23	5,925	5,758
MidAmerican Energy Holdings Co.	8.480%	9/15/28	100	135
MidAmerican Energy Holdings Co.	6.125%	4/1/36	9,725	11,035
MidAmerican Energy Holdings Co.	5.950%	5/15/37	5,017	5,548
MidAmerican Energy Holdings Co.	6.500%	9/15/37	8,230	9,647
6 MidAmerican Energy Holdings Co.	5.150%	11/15/43	4,025	4,041
Midamerican Funding LLC	6.927%	3/1/29	3,935	4,722
Mississippi Power Co.	4.250%	3/15/42	4,475	3,895
National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	6,550	6,591
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	2,950	3,074
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	195
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	4,950	5,581
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	5,475	7,381
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	7,975	7,665
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	7,510	7,294
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,025	1,378

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	4,060	3,755
Nevada Power Co.	6.500%	5/15/18	1,865	2,204
Nevada Power Co.	6.500%	8/1/18	14,093	16,784
Nevada Power Co.	7.125%	3/15/19	4,150	5,046
Nevada Power Co.	6.650%	4/1/36	965	1,174
Nevada Power Co.	6.750%	7/1/37	975	1,206
Nevada Power Co.	5.450%	5/15/41	500	541
NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	3,250	3,266
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	350	359
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	2,000	2,260
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	4,091
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	885	913
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	3,175	2,968
3 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,075	2,075
3 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,503	1,533
3 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	325	358
Northern States Power Co.	1.950%	8/15/15	425	433
Northern States Power Co.	5.250%	3/1/18	1,225	1,389
Northern States Power Co.	2.600%	5/15/23	1,330	1,221
Northern States Power Co.	5.250%	7/15/35	100	106
Northern States Power Co.	6.250%	6/1/36	525	626
Northern States Power Co.	6.200%	7/1/37	1,695	2,018
Northern States Power Co.	5.350%	11/1/39	1,325	1,433
Northern States Power Co.	4.850%	8/15/40	950	961
Northern States Power Co.	3.400%	8/15/42	400	322
NSTAR Electric Co.	5.625%	11/15/17	4,360	4,938
NSTAR Electric Co.	2.375%	10/15/22	1,700	1,541
NSTAR Electric Co.	5.500%	3/15/40	3,505	3,900
NSTAR LLC	4.500%	11/15/19	8,482	9,200
Oglethorpe Power Corp.	5.950%	11/1/39	600	652
Oglethorpe Power Corp.	5.375%	11/1/40	3,345	3,417
Ohio Power Co.	6.000%	6/1/16	1,520	1,681
Ohio Power Co.	5.375%	10/1/21	3,775	4,205
Ohio Power Co.	5.850%	10/1/35	1,050	1,128
Oklahoma Gas & Electric Co.	5.850%	6/1/40	1,200	1,361
Oklahoma Gas & Electric Co.	5.250%	5/15/41	1,250	1,326
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,225	1,053
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	2,150	2,269
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,170	3,725
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,900	3,458
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,000	1,221
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	188
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,800	2,334
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,500	2,593
Pacific Gas & Electric Co.	5.625%	11/30/17	9,876	11,186
Pacific Gas & Electric Co.	8.250%	10/15/18	4,105	5,147
Pacific Gas & Electric Co.	3.500%	10/1/20	3,590	3,655
Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,618
Pacific Gas & Electric Co.	3.250%	9/15/21	4,226	4,144
Pacific Gas & Electric Co.	2.450%	8/15/22	475	428
Pacific Gas & Electric Co.	3.250%	6/15/23	1,675	1,586
Pacific Gas & Electric Co.	6.050%	3/1/34	11,165	12,806
Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	9,954
Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	4,662
Pacific Gas & Electric Co.	6.250%	3/1/39	1,073	1,244

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	5.400%	1/15/40	850	900
Pacific Gas & Electric Co.	4.450%	4/15/42	5,275	4,926
Pacific Gas & Electric Co.	4.600%	6/15/43	2,500	2,378
PacifiCorp	2.950%	2/1/22	11,250	10,764
PacifiCorp	7.700%	11/15/31	1,185	1,573
PacifiCorp	5.250%	6/15/35	125	132
PacifiCorp	5.750%	4/1/37	215	246
PacifiCorp	4.100%	2/1/42	1,600	1,448
Peco Energy Co.	1.200%	10/15/16	2,900	2,913
Peco Energy Co.	5.350%	3/1/18	575	652
Peco Energy Co.	2.375%	9/15/22	875	794
Peco Energy Co.	5.950%	10/1/36	500	579
Pennsylvania Electric Co.	6.150%	10/1/38	9,075	9,459
Pepco Holdings Inc.	2.700%	10/1/15	295	303
Potomac Electric Power Co.	6.500%	11/15/37	4,043	4,997
PPL Capital Funding Inc.	1.900%	6/1/18	1,600	1,564
PPL Capital Funding Inc.	3.400%	6/1/23	6,700	6,233
PPL Capital Funding Inc.	4.700%	6/1/43	4,300	3,874
PPL Electric Utilities Corp.	3.000%	9/15/21	590	580
PPL Electric Utilities Corp.	6.250%	5/15/39	800	963
PPL Electric Utilities Corp.	5.200%	7/15/41	225	239
PPL Electric Utilities Corp.	4.750%	7/15/43	3,725	3,729
PPL Energy Supply LLC	6.200%	5/15/16	3,149	3,466
PPL Energy Supply LLC	6.500%	5/1/18	525	583
Progress Energy Inc.	5.625%	1/15/16	2,795	3,042
Progress Energy Inc.	4.400%	1/15/21	5,186	5,488
Progress Energy Inc.	3.150%	4/1/22	5,800	5,575
Progress Energy Inc.	7.750%	3/1/31	625	802
Progress Energy Inc.	6.000%	12/1/39	590	659
PSEG Power LLC	5.500%	12/1/15	3,125	3,386
PSEG Power LLC	5.320%	9/15/16	885	974
PSEG Power LLC	5.125%	4/15/20	415	452
PSEG Power LLC	4.150%	9/15/21	1,275	1,292
PSEG Power LLC	8.625%	4/15/31	975	1,322
Public Service Co. of Colorado	5.500%	4/1/14	175	177
Public Service Co. of Colorado	5.800%	8/1/18	425	493
Public Service Co. of Colorado	5.125%	6/1/19	3,925	4,435
Public Service Co. of Colorado	3.200%	11/15/20	5,900	5,951
Public Service Co. of Colorado	6.250%	9/1/37	475	578
Public Service Co. of Colorado	4.750%	8/15/41	1,500	1,508
Public Service Co. of Colorado	3.600%	9/15/42	800	665
Public Service Co. of New Hampshire	3.500%	11/1/23	425	415
Public Service Co. of Oklahoma	5.150%	12/1/19	650	719
Public Service Co. of Oklahoma	4.400%	2/1/21	2,585	2,710
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	1,793
Public Service Electric & Gas Co.	3.500%	8/15/20	625	644
Public Service Electric & Gas Co.	2.375%	5/15/23	5,925	5,317
Public Service Electric & Gas Co.	5.800%	5/1/37	3,275	3,759
Public Service Electric & Gas Co.	5.375%	11/1/39	4,189	4,580
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,387
Public Service Electric & Gas Co.	3.650%	9/1/42	4,575	3,858
Puget Sound Energy Inc.	5.483%	6/1/35	2,350	2,565
Puget Sound Energy Inc.	6.274%	3/15/37	1,525	1,808
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,594
Puget Sound Energy Inc.	5.795%	3/15/40	660	754

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puget Sound Energy Inc.	5.764%	7/15/40	600	683
Puget Sound Energy Inc.	4.434%	11/15/41	4,800	4,588
San Diego Gas & Electric Co.	5.300%	11/15/15	650	703
San Diego Gas & Electric Co.	3.000%	8/15/21	4,350	4,289
San Diego Gas & Electric Co.	6.000%	6/1/26	4,000	4,763
San Diego Gas & Electric Co.	5.350%	5/15/35	250	273
San Diego Gas & Electric Co.	5.350%	5/15/40	2,000	2,210
San Diego Gas & Electric Co.	4.500%	8/15/40	3,295	3,243
San Diego Gas & Electric Co.	3.950%	11/15/41	400	360
SCANA Corp.	6.250%	4/1/20	4,455	4,943
SCANA Corp.	4.750%	5/15/21	1,795	1,840
Sierra Pacific Power Co.	6.000%	5/15/16	4,050	4,529
Sierra Pacific Power Co.	3.375%	8/15/23	1,450	1,402
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,759
South Carolina Electric & Gas Co.	5.250%	11/1/18	1,500	1,711
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,700	3,229
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,525	3,114
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,806
South Carolina Electric & Gas Co.	4.600%	6/15/43	2,300	2,237
Southern California Edison Co.	4.650%	4/1/15	425	446
Southern California Edison Co.	5.000%	1/15/16	1,025	1,110
Southern California Edison Co.	3.875%	6/1/21	2,000	2,098
Southern California Edison Co.	3.500%	10/1/23	7,300	7,152
Southern California Edison Co.	6.650%	4/1/29	150	178
Southern California Edison Co.	6.000%	1/15/34	1,000	1,164
Southern California Edison Co.	5.750%	4/1/35	325	368
Southern California Edison Co.	5.350%	7/15/35	4,185	4,531
Southern California Edison Co.	5.550%	1/15/36	500	553
Southern California Edison Co.	5.625%	2/1/36	1,875	2,088
Southern California Edison Co.	5.950%	2/1/38	2,800	3,246
Southern California Edison Co.	4.500%	9/1/40	10,307	9,943
Southern California Edison Co.	4.050%	3/15/42	1,575	1,413
Southern California Edison Co.	3.900%	3/15/43	725	634
Southern California Edison Co.	4.650%	10/1/43	5,725	5,675
Southern Co.	2.375%	9/15/15	2,850	2,917
Southern Co.	1.950%	9/1/16	590	601
Southern Power Co.	4.875%	7/15/15	2,125	2,255
Southern Power Co.	5.150%	9/15/41	6,640	6,530
Southern Power Co.	5.250%	7/15/43	5,275	5,264
Southwestern Electric Power Co.	5.550%	1/15/17	100	110
Southwestern Electric Power Co.	5.875%	3/1/18	75	84
Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,468
Southwestern Electric Power Co.	3.550%	2/15/22	4,200	4,090
Southwestern Public Service Co.	4.500%	8/15/41	2,079	1,992
Tampa Electric Co.	6.100%	5/15/18	2,175	2,526
Tampa Electric Co.	5.400%	5/15/21	2,590	2,912
Tampa Electric Co.	2.600%	9/15/22	1,000	923
Tampa Electric Co.	6.550%	5/15/36	675	812
TECO Finance Inc.	4.000%	3/15/16	1,100	1,168
TECO Finance Inc.	6.572%	11/1/17	470	542
TECO Finance Inc.	5.150%	3/15/20	6,000	6,546
Toledo Edison Co.	6.150%	5/15/37	4,244	4,590
TransAlta Corp.	4.750%	1/15/15	400	414
TransAlta Corp.	6.650%	5/15/18	2,325	2,612
Tucson Electric Power Co.	5.150%	11/15/21	1,045	1,117

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UIL Holdings Corp.	4.625%	10/1/20	1,000	1,020
Union Electric Co.	6.700%	2/1/19	2,432	2,903
Union Electric Co.	5.300%	8/1/37	2,919	3,113
Union Electric Co.	8.450%	3/15/39	2,000	2,992
Virginia Electric & Power Co.	5.400%	1/15/16	5,250	5,723
Virginia Electric & Power Co.	2.950%	1/15/22	2,025	1,957
Virginia Electric & Power Co.	3.450%	9/1/22	11,095	11,037
Virginia Electric & Power Co.	2.750%	3/15/23	6,300	5,846
Virginia Electric & Power Co.	6.000%	1/15/36	1,575	1,820
Virginia Electric & Power Co.	4.000%	1/15/43	2,575	2,301
Westar Energy Inc.	8.625%	12/1/18	1,250	1,593
Westar Energy Inc.	4.125%	3/1/42	4,375	3,988
Westar Energy Inc.	4.625%	9/1/43	2,900	2,854
Western Massachusetts Electric Co.	3.500%	9/15/21	1,050	1,036
Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,902
Wisconsin Electric Power Co.	2.950%	9/15/21	3,915	3,843
Wisconsin Electric Power Co.	3.650%	12/15/42	400	333
3 Wisconsin Energy Corp.	6.250%	5/15/67	5,175	5,337
Wisconsin Power & Light Co.	5.000%	7/15/19	475	532
Wisconsin Power & Light Co.	2.250%	11/15/22	3,850	3,442
Wisconsin Power & Light Co.	6.375%	8/15/37	1,625	1,947
Wisconsin Public Service Corp.	3.671%	12/1/42	2,050	1,747
Xcel Energy Inc.	5.613%	4/1/17	275	303
Xcel Energy Inc.	4.700%	5/15/20	8,320	9,118
Xcel Energy Inc.	6.500%	7/1/36	4,215	4,984

Natural Gas (0.9%)
AGL Capital Corp.	5.250%	8/15/19	1,600	1,781
AGL Capital Corp.	3.500%	9/15/21	1,580	1,573
AGL Capital Corp.	5.875%	3/15/41	5,700	6,226
AGL Capital Corp.	4.400%	6/1/43	1,000	903
Atmos Energy Corp.	8.500%	3/15/19	450	574
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,367
Atmos Energy Corp.	4.150%	1/15/43	275	246
Boardwalk Pipelines LP	5.500%	2/1/17	925	1,010
Boardwalk Pipelines LP	3.375%	2/1/23	3,250	2,906
British Transco Finance Inc.	6.625%	6/1/18	3,375	3,961
Buckeye Partners LP	6.050%	1/15/18	1,125	1,262
Buckeye Partners LP	2.650%	11/15/18	4,175	4,120
Buckeye Partners LP	4.150%	7/1/23	650	620
Buckeye Partners LP	5.850%	11/15/43	3,525	3,459
CenterPoint Energy Resources Corp.	6.150%	5/1/16	970	1,072
CenterPoint Energy Resources Corp.	6.000%	5/15/18	2,636	3,035
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,501	8,008
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	2,793
CenterPoint Energy Resources Corp.	5.850%	1/15/41	625	706
DCP Midstream Operating LP	3.250%	10/1/15	1,200	1,240
DCP Midstream Operating LP	2.500%	12/1/17	6,550	6,591
DCP Midstream Operating LP	4.950%	4/1/22	1,000	1,011
6 Dominion Gas Holdings LLC	3.550%	11/1/23	4,000	3,839
6 Dominion Gas Holdings LLC	4.800%	11/1/43	5,650	5,430
El Paso Natural Gas Co. LLC	5.950%	4/15/17	1,340	1,488
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	9,961	11,405
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	7,265	7,577
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	6,400	5,480

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enbridge Energy Partners LP	9.875%	3/1/19	5,180	6,745
Enbridge Energy Partners LP	5.200%	3/15/20	525	567
Enbridge Energy Partners LP	4.200%	9/15/21	5,000	5,042
Enbridge Energy Partners LP	7.500%	4/15/38	4,500	5,309
Enbridge Inc.	4.900%	3/1/15	800	837
Enbridge Inc.	5.600%	4/1/17	2,160	2,394
Energy Transfer Partners LP	5.950%	2/1/15	5,370	5,658
Energy Transfer Partners LP	6.125%	2/15/17	4,200	4,696
Energy Transfer Partners LP	6.700%	7/1/18	948	1,100
Energy Transfer Partners LP	9.000%	4/15/19	1,679	2,125
Energy Transfer Partners LP	4.150%	10/1/20	10,250	10,421
Energy Transfer Partners LP	4.650%	6/1/21	2,230	2,289
Energy Transfer Partners LP	5.200%	2/1/22	6,610	6,929
Energy Transfer Partners LP	3.600%	2/1/23	7,125	6,601
Energy Transfer Partners LP	8.250%	11/15/29	400	483
Energy Transfer Partners LP	6.625%	10/15/36	750	805
Energy Transfer Partners LP	7.500%	7/1/38	3,507	4,115
Energy Transfer Partners LP	6.050%	6/1/41	11,675	11,872
Energy Transfer Partners LP	6.500%	2/1/42	10,790	11,558
Energy Transfer Partners LP	5.150%	2/1/43	5,350	4,854
7 Enron Corp.	7.625%	9/10/04	400	—
7 Enron Corp.	6.625%	11/15/05	300	—
7 Enron Corp.	7.125%	5/15/07	1,800	—
7 Enron Corp.	6.875%	10/15/07	1,800	—
7 Enron Corp.	6.750%	8/1/09	1,300	—
Enterprise Products Operating LLC	5.600%	10/15/14	9,615	9,992
Enterprise Products Operating LLC	1.250%	8/13/15	3,175	3,200
Enterprise Products Operating LLC	6.300%	9/15/17	4,200	4,862
Enterprise Products Operating LLC	6.650%	4/15/18	1,900	2,240
Enterprise Products Operating LLC	6.500%	1/31/19	6,750	7,997
Enterprise Products Operating LLC	5.200%	9/1/20	3,600	3,996
Enterprise Products Operating LLC	3.350%	3/15/23	5,000	4,733
Enterprise Products Operating LLC	6.875%	3/1/33	5,498	6,528
Enterprise Products Operating LLC	6.650%	10/15/34	235	273
Enterprise Products Operating LLC	7.550%	4/15/38	3,130	3,923
Enterprise Products Operating LLC	6.125%	10/15/39	500	547
Enterprise Products Operating LLC	6.450%	9/1/40	2,425	2,762
Enterprise Products Operating LLC	5.950%	2/1/41	2,505	2,709
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,535
Enterprise Products Operating LLC	4.850%	8/15/42	5,063	4,748
Enterprise Products Operating LLC	4.450%	2/15/43	5,125	4,514
Enterprise Products Operating LLC	4.850%	3/15/44	1,000	936
3 Enterprise Products Operating LLC	8.375%	8/1/66	2,425	2,689
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,725	1,686
7 Internorth Inc.	9.625%	3/15/06	1,000	—
KeySpan Corp.	8.000%	11/15/30	50	64
Kinder Morgan Energy Partners LP	3.500%	3/1/16	6,460	6,768
Kinder Morgan Energy Partners LP	5.950%	2/15/18	8,350	9,497
Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,275	2,251
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	6,531
Kinder Morgan Energy Partners LP	6.850%	2/15/20	2,300	2,734
Kinder Morgan Energy Partners LP	5.300%	9/15/20	5,000	5,486
Kinder Morgan Energy Partners LP	4.150%	3/1/22	2,825	2,811
Kinder Morgan Energy Partners LP	3.950%	9/1/22	12,725	12,379
Kinder Morgan Energy Partners LP	3.450%	2/15/23	7,925	7,331

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	3.500%	9/1/23	6,500	5,991
Kinder Morgan Energy Partners LP	7.400%	3/15/31	980	1,151
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,700	1,998
Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,150	6,757
Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,665	6,525
Kinder Morgan Energy Partners LP	6.500%	9/1/39	6,925	7,613
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	5,576
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	3,915
Kinder Morgan Energy Partners LP	5.625%	9/1/41	500	497
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,775	2,545
Kinder Morgan Energy Partners LP	5.000%	3/1/43	3,700	3,366
Magellan Midstream Partners LP	5.650%	10/15/16	3,910	4,382
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	7,968
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,126
Magellan Midstream Partners LP	4.200%	12/1/42	525	442
Magellan Midstream Partners LP	5.150%	10/15/43	1,925	1,892
National Fuel Gas Co.	6.500%	4/15/18	5,129	5,871
National Grid plc	6.300%	8/1/16	2,450	2,754
Nisource Finance Corp.	5.250%	9/15/17	2,200	2,434
Nisource Finance Corp.	6.400%	3/15/18	885	1,019
Nisource Finance Corp.	6.800%	1/15/19	4,250	4,969
Nisource Finance Corp.	5.450%	9/15/20	1,400	1,554
Nisource Finance Corp.	6.125%	3/1/22	11,745	13,060
Nisource Finance Corp.	6.250%	12/15/40	2,350	2,549
Nisource Finance Corp.	5.950%	6/15/41	3,150	3,306
Nisource Finance Corp.	5.800%	2/1/42	75	78
Nisource Finance Corp.	4.800%	2/15/44	2,475	2,233
ONEOK Inc.	5.200%	6/15/15	1,000	1,058
ONEOK Inc.	4.250%	2/1/22	1,250	1,170
ONEOK Inc.	6.000%	6/15/35	5,165	4,849
ONEOK Partners LP	3.250%	2/1/16	4,050	4,204
ONEOK Partners LP	3.200%	9/15/18	4,400	4,497
ONEOK Partners LP	8.625%	3/1/19	2,500	3,112
ONEOK Partners LP	3.375%	10/1/22	5,675	5,316
ONEOK Partners LP	6.650%	10/1/36	3,775	4,165
ONEOK Partners LP	6.850%	10/15/37	2,575	2,905
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	5,453	6,216
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	325	376
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,375	1,324
Plains All American Pipeline LP /
PAA Finance Corp.	6.125%	1/15/17	2,000	2,267
Plains All American Pipeline LP /
PAA Finance Corp.	8.750%	5/1/19	125	160
Plains All American Pipeline LP /
PAA Finance Corp.	5.000%	2/1/21	3,460	3,792
Plains All American Pipeline LP /
PAA Finance Corp.	3.650%	6/1/22	1,500	1,467
Plains All American Pipeline LP /
PAA Finance Corp.	2.850%	1/31/23	2,200	1,993
Plains All American Pipeline LP /
PAA Finance Corp.	3.850%	10/15/23	1,675	1,630
Plains All American Pipeline LP /
PAA Finance Corp.	6.700%	5/15/36	1,320	1,550
Plains All American Pipeline LP /
PAA Finance Corp.	5.150%	6/1/42	1,825	1,771

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.300%	1/31/43	725	624
	Questar Corp.	2.750%	2/1/16	2,075	2,137
	Sempra Energy	6.500%	6/1/16	3,885	4,365
	Sempra Energy	2.300%	4/1/17	175	178
	Sempra Energy	6.150%	6/15/18	2,775	3,194
	Sempra Energy	9.800%	2/15/19	1,500	1,980
	Sempra Energy	2.875%	10/1/22	2,125	1,946
	Sempra Energy	4.050%	12/1/23	7,375	7,268
	Sempra Energy	6.000%	10/15/39	3,985	4,390
	Southern California Gas Co.	5.750%	11/15/35	400	458
	Southern California Gas Co.	3.750%	9/15/42	3,325	2,894
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	1,950	2,190
	Southern Natural Gas Co. LLC	8.000%	3/1/32	2,299	2,931
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	7,315	7,497
	Spectra Energy Capital LLC	6.200%	4/15/18	8,600	9,697
	Spectra Energy Capital LLC	8.000%	10/1/19	835	993
	Spectra Energy Capital LLC	6.750%	2/15/32	725	745
	Spectra Energy Partners LP	2.950%	9/25/18	575	583
	Spectra Energy Partners LP	5.950%	9/25/43	940	1,013
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	3,500	3,205
	Sunoco Logistics Partners Operations LP	6.850%	2/15/40	3,236	3,581
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	8,125	7,240
	Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	720	838
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	725	850
	Texas Eastern Transmission LP	7.000%	7/15/32	6,905	8,212
	Texas Gas Transmission LLC	4.600%	6/1/15	1,275	1,337
	TransCanada PipeLines Ltd.	0.750%	1/15/16	3,025	3,019
	TransCanada PipeLines Ltd.	6.500%	8/15/18	12,040	14,202
	TransCanada PipeLines Ltd.	3.800%	10/1/20	9,990	10,320
	TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	5,535
	TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	4,634
	TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,472
	TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,502
	TransCanada PipeLines Ltd.	6.200%	10/15/37	6,975	7,916
	TransCanada PipeLines Ltd.	7.250%	8/15/38	300	380
	TransCanada PipeLines Ltd.	7.625%	1/15/39	690	919
	TransCanada PipeLines Ltd.	5.000%	10/16/43	6,000	5,880
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,100	4,213
	Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,783
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	3,723	3,273
	Western Gas Partners LP	5.375%	6/1/21	2,950	3,155
	Williams Cos. Inc.	7.500%	1/15/31	2,304	2,424
	Williams Cos. Inc.	7.750%	6/15/31	1,967	2,109
	Williams Cos. Inc.	8.750%	3/15/32	3,560	4,210
	Williams Partners LP	3.800%	2/15/15	1,200	1,240
	Williams Partners LP	5.250%	3/15/20	11,901	12,961
	Williams Partners LP	4.000%	11/15/21	3,000	2,960
	Williams Partners LP	3.350%	8/15/22	850	788
	Williams Partners LP	6.300%	4/15/40	4,495	4,838
	Williams Partners LP	5.800%	11/15/43	9,125	9,289
	Williams Partners LP /
	Williams Partners Finance Corp.	7.250%	2/1/17	2,250	2,607

100

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	8,041	9,140
American Water Capital Corp.	6.593%	10/15/37	6,125	7,343
United Utilities plc	5.375%	2/1/19	5,400	5,772
Veolia Environnement SA	6.000%	6/1/18	6,000	6,786
Veolia Environnement SA	6.750%	6/1/38	1,300	1,413
				1,893,624
Total Corporate Bonds (Cost $16,580,444)				16,849,250
Sovereign Bonds (U.S. Dollar-Denominated) (5.2%)
African Development Bank	1.250%	9/2/16	3,100	3,137
African Development Bank	0.750%	10/18/16	8,850	8,805
African Development Bank	1.125%	3/15/17	4,200	4,217
African Development Bank	0.875%	3/15/18	4,700	4,551
African Development Bank	1.625%	10/2/18	16,500	16,264
Asian Development Bank	4.250%	10/20/14	3,550	3,663
Asian Development Bank	2.625%	2/9/15	20,005	20,502
Asian Development Bank	2.500%	3/15/16	11,150	11,607
Asian Development Bank	5.500%	6/27/16	5,450	6,094
Asian Development Bank	1.125%	3/15/17	34,275	34,417
Asian Development Bank	5.250%	6/12/17	100	114
Asian Development Bank	5.593%	7/16/18	1,700	1,970
Asian Development Bank	1.875%	10/23/18	5,120	5,144
Asian Development Bank	1.750%	3/21/19	12,350	12,214
Asian Development Bank	1.375%	3/23/20	2,750	2,588
Banco do Brasil SA	3.875%	1/23/17	6,650	6,799
Banco do Brasil SA	3.875%	10/10/22	5,375	4,675
Canada	0.875%	2/14/17	22,250	22,240
China Development Bank Corp.	4.750%	10/8/14	2,625	2,700
China Development Bank Corp.	5.000%	10/15/15	525	558
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	2,850	2,788
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	13,900	12,407
Corp. Andina de Fomento	5.125%	5/5/15	3,775	3,884
Corp. Andina de Fomento	3.750%	1/15/16	9,460	9,826
Corp. Andina de Fomento	8.125%	6/4/19	1,375	1,659
Corp. Andina de Fomento	4.375%	6/15/22	17,046	17,028
Council Of Europe Development Bank	2.750%	2/10/15	2,200	2,258
Council Of Europe Development Bank	2.625%	2/16/16	4,565	4,751
Council Of Europe Development Bank	1.500%	2/22/17	6,000	6,079
Council Of Europe Development Bank	1.500%	6/19/17	1,350	1,363
Council Of Europe Development Bank	1.000%	3/7/18	10,450	10,176
Council Of Europe Development Bank	1.125%	5/31/18	4,550	4,437
8 Development Bank of Japan Inc.	4.250%	6/9/15	5,815	6,126
Ecopetrol SA	7.625%	7/23/19	6,725	7,952
Ecopetrol SA	5.875%	9/18/23	800	845
Ecopetrol SA	7.375%	9/18/43	10,000	10,684
European Bank for Reconstruction & Development	2.750%	4/20/15	7,700	7,940
European Bank for Reconstruction & Development	1.625%	9/3/15	1,800	1,836
European Bank for Reconstruction & Development	2.500%	3/15/16	11,975	12,468
European Bank for Reconstruction & Development	1.375%	10/20/16	4,735	4,811
European Bank for Reconstruction & Development	1.000%	2/16/17	5,000	5,009
European Bank for Reconstruction & Development	0.750%	9/1/17	8,075	7,959
European Bank for Reconstruction & Development	1.000%	9/17/18	2,050	1,973
European Bank for Reconstruction & Development	1.625%	11/15/18	4,675	4,652
European Bank for Reconstruction & Development	1.500%	3/16/20	10,950	10,398

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	European Investment Bank	0.875%	12/15/14	21,220	21,340
	European Investment Bank	2.875%	1/15/15	7,875	8,085
	European Investment Bank	2.750%	3/23/15	10,325	10,627
	European Investment Bank	1.125%	4/15/15	26,000	26,269
	European Investment Bank	1.000%	7/15/15	24,000	24,236
	European Investment Bank	1.625%	9/1/15	19,545	19,952
	European Investment Bank	1.375%	10/20/15	4,545	4,632
	European Investment Bank	4.875%	2/16/16	9,500	10,364
	European Investment Bank	2.250%	3/15/16	19,400	20,115
	European Investment Bank	0.625%	4/15/16	22,700	22,700
	European Investment Bank	2.500%	5/16/16	15,700	16,370
	European Investment Bank	2.125%	7/15/16	6,000	6,211
	European Investment Bank	0.500%	8/15/16	10,000	9,886
	European Investment Bank	5.125%	9/13/16	14,700	16,380
	European Investment Bank	1.250%	10/14/16	6,650	6,729
	European Investment Bank	1.125%	12/15/16	1,500	1,507
	European Investment Bank	4.875%	1/17/17	5,500	6,136
	European Investment Bank	1.750%	3/15/17	35,100	35,855
	European Investment Bank	5.125%	5/30/17	9,150	10,365
	European Investment Bank	1.625%	6/15/17	1,000	1,016
	European Investment Bank	1.125%	9/15/17	14,425	14,353
	European Investment Bank	1.000%	12/15/17	13,850	13,647
	European Investment Bank	1.000%	3/15/18	20,575	20,099
	European Investment Bank	1.000%	6/15/18	35,000	33,929
	European Investment Bank	1.625%	12/18/18	34,225	33,794
	European Investment Bank	2.875%	9/15/20	14,650	14,806
	European Investment Bank	4.000%	2/16/21	11,575	12,434
	European Investment Bank	4.875%	2/15/36	100	109
	Export Development Canada	2.250%	5/28/15	1,550	1,593
	Export Development Canada	1.250%	10/26/16	705	715
	Export Development Canada	0.625%	12/15/16	1,675	1,664
	Export Development Canada	0.750%	12/15/17	9,025	8,811
	Export Development Canada	1.500%	10/3/18	15,125	14,863
	Export-Import Bank of Korea	5.875%	1/14/15	1,750	1,839
	Export-Import Bank of Korea	5.125%	3/16/15	3,275	3,433
	Export-Import Bank of Korea	4.125%	9/9/15	5,925	6,215
	Export-Import Bank of Korea	3.750%	10/20/16	5,575	5,907
	Export-Import Bank of Korea	4.000%	1/11/17	4,250	4,502
	Export-Import Bank of Korea	1.750%	2/27/18	3,675	3,562
	Export-Import Bank of Korea	2.875%	9/17/18	8,000	8,033
	Export-Import Bank of Korea	5.125%	6/29/20	3,600	3,950
	Export-Import Bank of Korea	4.000%	1/29/21	2,500	2,542
	Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,160
	Export-Import Bank of Korea	5.000%	4/11/22	8,300	8,988
	Federative Republic of Brazil	7.875%	3/7/15	4,875	5,226
	Federative Republic of Brazil	6.000%	1/17/17	21,330	23,623
3	Federative Republic of Brazil	8.000%	1/15/18	12,113	13,445
	Federative Republic of Brazil	5.875%	1/15/19	16,050	18,008
	Federative Republic of Brazil	8.875%	10/14/19	3,600	4,650
	Federative Republic of Brazil	4.875%	1/22/21	7,470	7,823
	Federative Republic of Brazil	2.625%	1/5/23	9,425	8,096
	Federative Republic of Brazil	8.875%	4/15/24	1,525	2,018
	Federative Republic of Brazil	4.250%	1/7/25	9,600	9,064
	Federative Republic of Brazil	8.750%	2/4/25	4,200	5,565
	Federative Republic of Brazil	10.125%	5/15/27	4,200	6,174

102

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	8.250%	1/20/34	5,750	7,288
Federative Republic of Brazil	7.125%	1/20/37	11,425	13,030
3 Federative Republic of Brazil	11.000%	8/17/40	4,350	4,942
Federative Republic of Brazil	5.625%	1/7/41	33,250	31,920
FMS Wertmanagement AoeR	0.625%	4/18/16	15,000	14,980
FMS Wertmanagement AoeR	1.000%	11/21/17	4,350	4,274
FMS Wertmanagement AoeR	1.625%	11/20/18	11,000	10,842
Hydro-Quebec	7.500%	4/1/16	3,650	4,182
Hydro-Quebec	2.000%	6/30/16	14,825	15,241
Hydro-Quebec	1.375%	6/19/17	9,300	9,303
Hydro-Quebec	8.400%	1/15/22	3,040	3,963
Hydro-Quebec	8.050%	7/7/24	1,350	1,784
Hydro-Quebec	8.500%	12/1/29	100	141
Inter-American Development Bank	2.250%	7/15/15	9,625	9,891
Inter-American Development Bank	0.500%	8/17/15	4,900	4,909
Inter-American Development Bank	4.250%	9/14/15	3,450	3,670
Inter-American Development Bank	5.125%	9/13/16	100	111
Inter-American Development Bank	1.375%	10/18/16	9,810	9,977
Inter-American Development Bank	0.875%	11/15/16	6,025	6,035
Inter-American Development Bank	1.125%	3/15/17	10,650	10,707
Inter-American Development Bank	2.375%	8/15/17	5,100	5,320
Inter-American Development Bank	0.875%	3/15/18	9,925	9,669
Inter-American Development Bank	1.750%	8/24/18	7,670	7,686
Inter-American Development Bank	1.125%	9/12/19	24,800	23,354
Inter-American Development Bank	3.875%	9/17/19	16,750	18,279
Inter-American Development Bank	3.875%	2/14/20	2,300	2,494
Inter-American Development Bank	2.125%	11/9/20	10,400	10,050
Inter-American Development Bank	3.000%	10/4/23	2,350	2,276
Inter-American Development Bank	7.000%	6/15/25	1,125	1,446
Inter-American Development Bank	3.200%	8/7/42	2,000	1,568
International Bank for Reconstruction &
Development	2.375%	5/26/15	31,070	31,945
International Bank for Reconstruction &
Development	2.125%	3/15/16	24,450	25,274
International Bank for Reconstruction &
Development	5.000%	4/1/16	9,975	10,947
International Bank for Reconstruction &
Development	0.500%	4/15/16	16,700	16,597
International Bank for Reconstruction &
Development	1.000%	9/15/16	5,995	6,037
International Bank for Reconstruction &
Development	0.875%	4/17/17	33,975	33,879
International Bank for Reconstruction &
Development	1.125%	7/18/17	7,500	7,504
International Bank for Reconstruction &
Development	2.125%	11/1/20	5,200	5,045
International Bank for Reconstruction &
Development	7.625%	1/19/23	950	1,278
International Bank for Reconstruction &
Development	2.125%	2/13/23	11,700	10,775
International Bank for Reconstruction &
Development	8.875%	3/1/26	450	675
International Finance Corp.	2.750%	4/20/15	3,250	3,350
International Finance Corp.	2.250%	4/11/16	5,000	5,174
International Finance Corp.	0.625%	11/15/16	9,450	9,408

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Finance Corp.	1.125%	11/23/16	14,950	15,094
	International Finance Corp.	1.000%	4/24/17	5,650	5,629
	International Finance Corp.	2.125%	11/17/17	24,800	25,509
	International Finance Corp.	0.625%	12/21/17	6,850	6,612
	International Finance Corp.	1.750%	9/4/18	6,400	6,379
8	Japan Bank for International Cooperation	2.875%	2/2/15	6,300	6,467
8	Japan Bank for International Cooperation	1.875%	9/24/15	6,065	6,208
8	Japan Bank for International Cooperation	2.500%	1/21/16	5,600	5,803
8	Japan Bank for International Cooperation	2.500%	5/18/16	6,200	6,449
8	Japan Bank for International Cooperation	2.250%	7/13/16	5,000	5,175
8	Japan Bank for International Cooperation	1.125%	7/19/17	6,675	6,608
8	Japan Bank for International Cooperation	1.750%	7/31/18	13,125	13,010
8	Japan Bank for International Cooperation	1.750%	11/13/18	19,900	19,656
8	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	4,981
8	Japan Bank for International Cooperation	3.375%	7/31/23	2,400	2,349
8	Japan Finance Organization for Municipalities	4.625%	4/21/15	2,675	2,813
8	Japan Finance Organization for Municipalities	5.000%	5/16/17	1,600	1,785
8	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	5,997
9	KFW	1.000%	1/12/15	19,825	19,912
9	KFW	2.625%	3/3/15	11,875	12,181
9	KFW	0.625%	4/24/15	15,700	15,761
9	KFW	0.500%	9/30/15	34,175	34,124
9	KFW	1.250%	10/26/15	15,400	15,559
9	KFW	2.625%	2/16/16	3,450	3,596
9	KFW	5.125%	3/14/16	14,000	15,325
9	KFW	0.500%	4/19/16	16,000	15,882
9	KFW	2.000%	6/1/16	19,000	19,534
9	KFW	1.250%	10/5/16	15,230	15,409
9	KFW	0.625%	12/15/16	30,150	29,923
9	KFW	4.875%	1/17/17	3,000	3,335
9	KFW	1.250%	2/15/17	29,000	29,190
9	KFW	0.875%	9/5/17	14,200	14,022
9	KFW	4.375%	3/15/18	18,850	20,852
9	KFW	1.000%	6/11/18	14,000	13,556
9	KFW	4.500%	7/16/18	6,425	7,182
9	KFW	4.875%	6/17/19	20,075	22,826
9	KFW	4.000%	1/27/20	5,500	5,989
9	KFW	2.750%	9/8/20	23,250	23,353
9	KFW	2.750%	10/1/20	6,200	6,244
9	KFW	2.375%	8/25/21	9,590	9,324
9	KFW	2.625%	1/25/22	14,000	13,656
9	KFW	2.000%	10/4/22	24,875	22,855
9	KFW	2.125%	1/17/23	30,000	27,421
9	KFW	0.000%	4/18/36	7,000	2,740
9	KFW	0.000%	6/29/37	5,450	2,028
	Korea Development Bank	4.375%	8/10/15	11,800	12,410
	Korea Development Bank	3.250%	3/9/16	1,180	1,227
	Korea Development Bank	4.000%	9/9/16	2,500	2,662
	Korea Development Bank	3.875%	5/4/17	2,500	2,638
	Korea Development Bank	3.500%	8/22/17	3,450	3,596
	Korea Development Bank	1.500%	1/22/18	2,500	2,408
	Korea Development Bank	3.000%	9/14/22	5,000	4,698
	Korea Finance Corp.	3.250%	9/20/16	4,000	4,174
	Korea Finance Corp.	2.250%	8/7/17	1,475	1,477
	Korea Finance Corp.	4.625%	11/16/21	4,000	4,200

104

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	6,605	6,863
9	Landwirtschaftliche Rentenbank	4.875%	11/16/15	10,650	11,480
9	Landwirtschaftliche Rentenbank	2.500%	2/15/16	7,220	7,504
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	175	180
9	Landwirtschaftliche Rentenbank	5.125%	2/1/17	10,700	11,932
9	Landwirtschaftliche Rentenbank	0.875%	9/12/17	2,325	2,284
9	Landwirtschaftliche Rentenbank	2.375%	9/13/17	4,000	4,126
9	Landwirtschaftliche Rentenbank	1.000%	4/4/18	13,000	12,679
9	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,595
9	Landwirtschaftliche Rentenbank	1.375%	10/23/19	3,000	2,853
	Nexen Energy ULC	7.875%	3/15/32	325	423
	Nexen Energy ULC	5.875%	3/10/35	690	739
	Nexen Energy ULC	6.400%	5/15/37	13,400	15,158
	Nexen Energy ULC	7.500%	7/30/39	3,400	4,309
	Nordic Investment Bank	2.625%	10/6/14	4,000	4,073
	Nordic Investment Bank	2.500%	7/15/15	3,865	3,991
	Nordic Investment Bank	2.250%	3/15/16	4,250	4,403
	Nordic Investment Bank	0.500%	4/14/16	3,150	3,142
	Nordic Investment Bank	5.000%	2/1/17	1,150	1,291
	Nordic Investment Bank	1.000%	3/7/17	2,250	2,255
	Nordic Investment Bank	0.750%	1/17/18	14,450	13,998
	North American Development Bank	2.300%	10/10/18	2,387	2,350
	North American Development Bank	4.375%	2/11/20	975	1,017
	North American Development Bank	2.400%	10/26/22	3,300	2,925
10	Oesterreichische Kontrollbank AG	4.500%	3/9/15	2,600	2,726
10	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,500	25,228
10	Oesterreichische Kontrollbank AG	0.750%	12/15/16	8,000	7,973
10	Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,537
3	Oriental Republic of Uruguay	8.000%	11/18/22	3,900	4,797
3	Oriental Republic of Uruguay	4.500%	8/14/24	12,000	11,995
3	Oriental Republic of Uruguay	7.625%	3/21/36	1,425	1,714
3	Oriental Republic of Uruguay	4.125%	11/20/45	16,579	12,574
	Pemex Project Funding Master Trust	5.750%	3/1/18	24,575	27,387
	Pemex Project Funding Master Trust	6.625%	6/15/35	9,100	9,484
	Pemex Project Funding Master Trust	6.625%	6/15/38	2,025	2,068
	Petrobras Global Finance BV	2.000%	5/20/16	11,000	10,883
	Petrobras Global Finance BV	3.000%	1/15/19	1,000	937
	Petrobras Global Finance BV	4.375%	5/20/23	11,000	9,774
	Petrobras Global Finance BV	5.625%	5/20/43	3,600	2,919
	Petrobras International Finance Co.	2.875%	2/6/15	5,150	5,222
	Petrobras International Finance Co.	3.875%	1/27/16	3,350	3,441
	Petrobras International Finance Co.	6.125%	10/6/16	3,325	3,598
	Petrobras International Finance Co.	3.500%	2/6/17	12,250	12,379
	Petrobras International Finance Co.	5.875%	3/1/18	18,500	19,674
	Petrobras International Finance Co.	8.375%	12/10/18	2,300	2,690
	Petrobras International Finance Co.	7.875%	3/15/19	7,575	8,614
	Petrobras International Finance Co.	5.750%	1/20/20	26,485	27,231
	Petrobras International Finance Co.	5.375%	1/27/21	18,325	18,172
	Petrobras International Finance Co.	6.875%	1/20/40	18,025	16,996
	Petrobras International Finance Co.	6.750%	1/27/41	7,700	7,134
	Petroleos Mexicanos	4.875%	3/15/15	9,875	10,340
	Petroleos Mexicanos	8.000%	5/3/19	6,675	8,069
	Petroleos Mexicanos	6.000%	3/5/20	5,000	5,544
	Petroleos Mexicanos	5.500%	1/21/21	12,645	13,585
	Petroleos Mexicanos	4.875%	1/24/22	19,850	20,334

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	3.500%	1/30/23	5,850	5,260
	Petroleos Mexicanos	4.875%	1/18/24	700	695
3	Petroleos Mexicanos	2.290%	2/15/24	1,500	1,476
	Petroleos Mexicanos	6.500%	6/2/41	10,725	11,116
	Petroleos Mexicanos	5.500%	6/27/44	20,400	18,479
	Province of British Columbia	2.850%	6/15/15	6,100	6,317
	Province of British Columbia	2.100%	5/18/16	5,280	5,450
	Province of British Columbia	1.200%	4/25/17	4,900	4,892
	Province of British Columbia	2.650%	9/22/21	8,200	7,967
	Province of British Columbia	2.000%	10/23/22	10,000	8,943
	Province of Manitoba	2.625%	7/15/15	1,475	1,522
	Province of Manitoba	4.900%	12/6/16	6,065	6,770
	Province of Manitoba	1.300%	4/3/17	4,050	4,078
	Province of Manitoba	1.125%	6/1/18	1,250	1,220
	Province of Manitoba	2.100%	9/6/22	3,000	2,703
	Province of New Brunswick	2.750%	6/15/18	7,575	7,870
	Province of Nova Scotia	2.375%	7/21/15	6,390	6,569
	Province of Nova Scotia	5.125%	1/26/17	1,000	1,117
	Province of Nova Scotia	9.125%	5/1/21	1,280	1,715
	Province of Ontario	2.950%	2/5/15	1,475	1,516
	Province of Ontario	0.950%	5/26/15	15,000	15,104
	Province of Ontario	2.700%	6/16/15	10,800	11,144
	Province of Ontario	1.875%	9/15/15	2,500	2,558
	Province of Ontario	4.750%	1/19/16	4,325	4,671
	Province of Ontario	5.450%	4/27/16	6,125	6,770
	Province of Ontario	2.300%	5/10/16	26,290	27,145
	Province of Ontario	1.000%	7/22/16	14,100	14,108
	Province of Ontario	1.600%	9/21/16	9,200	9,353
	Province of Ontario	1.100%	10/25/17	10,650	10,523
	Province of Ontario	3.150%	12/15/17	5,525	5,841
	Province of Ontario	1.200%	2/14/18	5,600	5,480
	Province of Ontario	3.000%	7/16/18	2,550	2,665
	Province of Ontario	2.000%	9/27/18	12,500	12,486
	Province of Ontario	1.650%	9/27/19	11,000	10,502
	Province of Ontario	4.000%	10/7/19	3,750	4,036
	Province of Ontario	4.400%	4/14/20	9,200	10,054
	Province of Ontario	2.450%	6/29/22	2,025	1,862
	Quebec	4.600%	5/26/15	2,250	2,380
	Quebec	5.125%	11/14/16	7,275	8,112
	Quebec	4.625%	5/14/18	9,075	10,147
	Quebec	3.500%	7/29/20	8,770	9,081
	Quebec	2.750%	8/25/21	13,475	12,987
	Quebec	2.625%	2/13/23	15,300	13,971
	Quebec	7.125%	2/9/24	325	406
	Quebec	7.500%	9/15/29	6,875	9,040
	Region of Lombardy Italy	5.804%	10/25/32	1,050	956
	Republic of Chile	3.875%	8/5/20	6,850	7,148
	Republic of Chile	3.250%	9/14/21	200	196
	Republic of Chile	2.250%	10/30/22	10,400	9,209
	Republic of Chile	3.625%	10/30/42	3,600	2,807
	Republic of Colombia	7.375%	1/27/17	4,900	5,672
	Republic of Colombia	7.375%	3/18/19	20,550	24,722
	Republic of Colombia	11.750%	2/25/20	1,050	1,507
	Republic of Colombia	4.375%	7/12/21	9,795	10,113
3	Republic of Colombia	2.625%	3/15/23	11,950	10,416

106

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Colombia	4.000%	2/26/24	7,100	6,869
Republic of Colombia	8.125%	5/21/24	2,800	3,588
Republic of Colombia	7.375%	9/18/37	9,500	11,661
Republic of Colombia	6.125%	1/18/41	9,250	9,827
Republic of Finland	6.950%	2/15/26	1,000	1,238
Republic of Italy	4.500%	1/21/15	4,000	4,152
Republic of Italy	3.125%	1/26/15	15,815	16,193
Republic of Italy	4.750%	1/25/16	14,850	15,821
Republic of Italy	5.250%	9/20/16	10,855	11,838
Republic of Italy	5.375%	6/12/17	14,400	15,785
Republic of Italy	6.875%	9/27/23	5,725	6,795
Republic of Italy	5.375%	6/15/33	12,650	13,320
Republic of Korea	5.125%	12/7/16	3,000	3,331
Republic of Korea	7.125%	4/16/19	12,578	15,323
Republic of Korea	3.875%	9/11/23	3,300	3,346
Republic of Korea	5.625%	11/3/25	575	651
Republic of Panama	5.200%	1/30/20	15,655	17,004
Republic of Panama	7.125%	1/29/26	11,500	13,714
3 Republic of Panama	6.700%	1/26/36	9,848	11,005
Republic of Peru	7.125%	3/30/19	12,550	15,123
Republic of Peru	7.350%	7/21/25	6,525	8,221
Republic of Peru	8.750%	11/21/33	11,427	16,255
3 Republic of Peru	6.550%	3/14/37	5,500	6,325
Republic of Peru	5.625%	11/18/50	5,400	5,288
Republic of Philippines	9.375%	1/18/17	5,000	6,081
Republic of Philippines	6.500%	1/20/20	3,100	3,642
Republic of Philippines	4.000%	1/15/21	17,525	18,051
3 Republic of Philippines	7.500%	9/25/24	7,550	9,381
Republic of Philippines	9.500%	10/21/24	1,700	2,405
Republic of Philippines	10.625%	3/16/25	8,525	13,001
Republic of Philippines	5.500%	3/30/26	6,800	7,446
Republic of Philippines	9.500%	2/2/30	8,950	13,291
Republic of Philippines	7.750%	1/14/31	7,250	9,543
Republic of Philippines	6.375%	1/15/32	5,650	6,568
Republic of Philippines	6.375%	10/23/34	13,725	16,298
Republic of Philippines	5.000%	1/13/37	1,950	2,026
Republic of Poland	3.875%	7/16/15	9,550	9,971
Republic of Poland	5.000%	10/19/15	750	805
Republic of Poland	6.375%	7/15/19	12,960	15,147
Republic of Poland	5.125%	4/21/21	12,850	13,958
Republic of Poland	5.000%	3/23/22	18,185	19,368
Republic of Poland	3.000%	3/17/23	8,700	7,906
Republic of South Africa	6.875%	5/27/19	7,375	8,393
Republic of South Africa	5.500%	3/9/20	9,890	10,507
Republic of South Africa	4.665%	1/17/24	5,300	5,081
Republic of South Africa	5.875%	9/16/25	11,000	11,412
Republic of South Africa	6.250%	3/8/41	2,100	2,176
Republic of Turkey	7.000%	9/26/16	17,900	19,645
Republic of Turkey	7.500%	7/14/17	12,175	13,642
Republic of Turkey	6.750%	4/3/18	10,275	11,159
Republic of Turkey	7.000%	3/11/19	17,700	19,381
Republic of Turkey	7.000%	6/5/20	13,100	14,299
Republic of Turkey	5.625%	3/30/21	1,475	1,481
Republic of Turkey	5.125%	3/25/22	8,925	8,550
Republic of Turkey	7.375%	2/5/25	16,475	17,785

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Turkey	11.875%	1/15/30	13,000	19,396
Republic of Turkey	8.000%	2/14/34	11,400	12,643
Republic of Turkey	6.875%	3/17/36	13,100	12,851
Republic of Turkey	6.750%	5/30/40	16,000	15,472
Republic of Turkey	6.000%	1/14/41	9,500	8,341
State of Israel	5.500%	11/9/16	3,480	3,884
State of Israel	5.125%	3/26/19	5,350	6,035
State of Israel	4.000%	6/30/22	15,300	15,740
State of Israel	3.150%	6/30/23	2,300	2,180
State of Israel	4.500%	1/30/43	5,100	4,477
Statoil ASA	3.875%	4/15/14	1,250	1,262
Statoil ASA	1.800%	11/23/16	300	308
Statoil ASA	3.125%	8/17/17	5,590	5,885
Statoil ASA	6.700%	1/15/18	1,000	1,176
Statoil ASA	1.200%	1/17/18	2,000	1,952
Statoil ASA	1.950%	11/8/18	3,500	3,473
Statoil ASA	5.250%	4/15/19	7,215	8,164
Statoil ASA	2.900%	11/8/20	1,000	992
Statoil ASA	3.150%	1/23/22	3,175	3,093
Statoil ASA	2.450%	1/17/23	14,300	13,010
Statoil ASA	2.650%	1/15/24	3,500	3,168
Statoil ASA	3.700%	3/1/24	4,300	4,271
Statoil ASA	7.250%	9/23/27	1,975	2,543
6 Statoil ASA	6.500%	12/1/28	225	275
Statoil ASA	7.150%	1/15/29	1,165	1,486
Statoil ASA	5.100%	8/17/40	4,000	4,134
Statoil ASA	4.250%	11/23/41	2,300	2,086
Statoil ASA	3.950%	5/15/43	1,400	1,219
Statoil ASA	4.800%	11/8/43	5,000	5,020
Svensk Exportkredit AB	1.750%	10/20/15	2,600	2,657
Svensk Exportkredit AB	0.625%	5/31/16	4,100	4,076
Svensk Exportkredit AB	2.125%	7/13/16	7,360	7,576
Svensk Exportkredit AB	5.125%	3/1/17	550	615
Svensk Exportkredit AB	1.750%	5/30/17	4,050	4,126
Svensk Exportkredit AB	1.125%	4/5/18	15,000	14,597
United Mexican States	6.625%	3/3/15	1	1
United Mexican States	11.375%	9/15/16	1,325	1,691
United Mexican States	5.625%	1/15/17	27,465	30,619
United Mexican States	5.950%	3/19/19	12,363	14,279
United Mexican States	3.625%	3/15/22	17,050	16,811
United Mexican States	4.000%	10/2/23	34,492	33,931
United Mexican States	8.300%	8/15/31	3,125	4,230
United Mexican States	6.750%	9/27/34	11,400	13,452
United Mexican States	6.050%	1/11/40	18,760	20,401
United Mexican States	4.750%	3/8/44	28,883	26,019
United Mexican States	5.750%	10/12/10	16,260	14,794
Total Sovereign Bonds (Cost $3,758,187)				3,730,915
Taxable Municipal Bonds (0.8%)
Alameda County CA Joint Powers Authority
Lease Revenue	7.046%	12/1/44	4,080	4,511
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	575	726
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	416

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	3,000	3,082
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,161
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	909
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	3,050	4,037
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.793%	4/1/30	875	1,027
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,500	1,832
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	4,283	5,137
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,325	1,629
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	4,565	5,531
California Educational Facilities Authority Revenue
(Stanford University)	4.250%	5/1/16	750	812
California GO	3.950%	11/1/15	2,550	2,702
California GO	5.750%	3/1/17	4,000	4,475
California GO	6.200%	3/1/19	1,100	1,278
California GO	6.200%	10/1/19	4,935	5,759
California GO	5.700%	11/1/21	4,655	5,239
California GO	7.500%	4/1/34	12,380	15,754
California GO	7.550%	4/1/39	14,045	18,202
California GO	7.300%	10/1/39	1,200	1,509
California GO	7.350%	11/1/39	7,525	9,593
California GO	7.625%	3/1/40	3,350	4,411
California GO	7.600%	11/1/40	13,885	18,331
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	550	605
Chicago IL Board of Education GO	6.319%	11/1/29	1,025	994
Chicago IL Board of Education GO	6.138%	12/1/39	4,400	3,855
Chicago IL GO	7.781%	1/1/35	825	914
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	3,060	3,321
Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	400	427
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	600	669
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,650	1,750
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,255	4,769
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	600	669
Chicago IL Water Revenue	6.742%	11/1/40	900	999
Clark County NV Airport Revenue	6.881%	7/1/42	550	593
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	2,350	2,554
Connecticut GO	5.090%	10/1/30	800	789
Connecticut GO	5.850%	3/15/32	6,665	7,467
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	100	104
Cook County IL GO	6.229%	11/15/34	750	749

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Curators of the University of Missouri
	System Facilities Revenue	5.960%	11/1/39	1,000	1,189
	Curators of the University of Missouri
	System Facilities Revenue	5.792%	11/1/41	1,000	1,160
	Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	935
	Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	1,650	1,709
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,100	1,303
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,675	2,736
	Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,679
	Dartmouth College New Hampshire GO	4.750%	6/1/19	275	307
	Denver CO City & County School District
	No. 1 COP	7.017%	12/15/37	1,050	1,219
	Denver CO City & County School District
	No. 1 GO	5.664%	12/1/33	525	575
	District of Columbia Income Tax Revenue	5.591%	12/1/34	450	496
	District of Columbia Income Tax Revenue	5.582%	12/1/35	650	712
	East Baton Rouge LA Sewer
	Commission Revenue	6.087%	2/1/45	975	1,009
	Energy Northwest Washington Electric Revenue
	(Columbia Generating Station)	2.197%	7/1/19	2,000	1,954
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	6,475	6,311
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.995%	7/1/20	6,600	6,246
	George Washington University District of
	Columbia GO	3.485%	9/15/22	5,700	5,474
	Georgia GO	4.503%	11/1/25	2,300	2,436
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	6,445	6,781
	Georgia Municipal Electric Power
	Authority Revenue	6.655%	4/1/57	2,250	2,351
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	5,100	5,160
	Illinois GO	4.511%	3/1/15	3,350	3,476
	Illinois GO	5.365%	3/1/17	3,000	3,234
	Illinois GO	5.665%	3/1/18	5,000	5,451
	Illinois GO	4.950%	6/1/23	5,125	4,970
	Illinois GO	5.100%	6/1/33	31,430	29,286
	Illinois GO	6.630%	2/1/35	1,050	1,097
	Illinois GO	6.725%	4/1/35	3,250	3,425
	Illinois GO	7.350%	7/1/35	5,950	6,631
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	460	528
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	693
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	3,700	4,285
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	3.985%	1/1/29	3,600	3,286
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	4.532%	1/1/35	2,350	2,176
	Kansas Department of Transportation
	Highway Revenue	4.596%	9/1/35	3,000	2,954
11	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	1,525	1,568
	Kentucky Asset/Liability Commission General
	Fund Revenue	3.165%	4/1/18	248	255
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	650	713

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Los Angeles CA Community College District GO	6.600%	8/1/42	2,150	2,662
	Los Angeles CA Department of Water &
	Power Revenue	5.716%	7/1/39	850	936
	Los Angeles CA Department of Water &
	Power Revenue	6.008%	7/1/39	2,400	2,688
	Los Angeles CA Department of Water &
	Power Revenue	6.166%	7/1/40	600	636
	Los Angeles CA Department of Water &
	Power Revenue	6.574%	7/1/45	5,215	6,509
	Los Angeles CA Department of Water &
	Power Revenue	6.603%	7/1/50	500	617
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,800	1,975
	Los Angeles CA Unified School District GO	5.750%	7/1/34	7,190	7,916
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	2,200	2,367
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	1,700	2,040
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	850	1,000
	Maryland Transportation Authority Facilities
	Projects Revenue	5.888%	7/1/43	800	867
	Massachusetts GO	4.200%	12/1/21	5,950	6,265
	Massachusetts GO	5.456%	12/1/39	4,690	5,099
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,100	2,352
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	475	540
	Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	2,415	2,464
	Metropolitan Government of Nashville &
	Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	1,663
	Metropolitan Government of Nashville &
	Davidson County TN GO	5.707%	7/1/34	1,000	1,071
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	525	589
	Metropolitan Water District of
	Southern California Revenue	6.947%	7/1/40	650	726
	Mississippi GO	5.245%	11/1/34	700	732
	Missouri Highways & Transportation Commission
	Road Revenue	5.445%	5/1/33	600	651
12	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	8,065	9,665
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	2,355	2,541
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	5,680	6,656
13	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	425	438
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,400	8,528
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	10,190	13,048
	New York City NY GO	6.646%	12/1/31	100	110
	New York City NY GO	6.246%	6/1/35	950	1,013
	New York City NY GO	5.968%	3/1/36	1,840	2,071
	New York City NY GO	5.985%	12/1/36	600	673
	New York City NY GO	5.517%	10/1/37	3,225	3,372
	New York City NY GO	6.271%	12/1/37	5,950	6,943
	New York City NY GO	5.846%	6/1/40	750	817

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.750%	6/15/41	500	564
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,172
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.952%	6/15/42	1,150	1,331
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	6.011%	6/15/42	350	408
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.440%	6/15/43	2,400	2,577
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.882%	6/15/44	7,290	8,302
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	2,500	2,997
New York City NY Transitional Finance Authority
Future Tax Revenue	5.767%	8/1/36	750	851
New York City NY Transitional Finance Authority
Future Tax Revenue	5.508%	8/1/37	3,300	3,618
New York City NY Transitional Finance Authority
Future Tax Revenue	5.572%	11/1/38	1,000	1,110
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	3,950	5,170
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	400	457
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	300	343
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	975	1,045
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	2,540	2,952
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	2,000	2,359
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.500%	3/15/30	3,745	4,070
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.289%	3/15/33	1,250	1,326
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.628%	3/15/39	900	992
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.389%	3/15/40	750	809
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,592
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.838%	3/15/40	650	732
New York University Hospitals Center Revenue	4.428%	7/1/42	1,850	1,547
New York University Hospitals Center Revenue	5.750%	7/1/43	3,050	3,079
North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,525	4,284
Ohio State University General Receipts Revenue	4.910%	6/1/40	1,575	1,578
Ohio State University General Receipts Revenue	4.800%	6/1/11	5,456	4,748
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,000	1,014
Orange County CA Local Transportation Authority
Sales Tax Revenue	6.908%	2/15/41	650	805
Oregon Department of Transportation Highway
User Tax Revenue	5.834%	11/15/34	1,050	1,209

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oregon GO	5.762%	6/1/23	850	981
	Oregon GO	5.892%	6/1/27	975	1,118
13	Oregon School Boards Association GO	4.759%	6/30/28	11,450	12,013
11	Oregon School Boards Association GO	5.528%	6/30/28	375	401
	Pennsylvania GO	4.650%	2/15/26	2,015	2,079
	Pennsylvania GO	5.350%	5/1/30	3,000	3,101
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	999	1,037
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,387
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	550	588
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	850	976
	Port Authority of New York &
	New Jersey Revenue	5.647%	11/1/40	4,900	5,342
	Port Authority of New York &
	New Jersey Revenue	4.926%	10/1/51	4,465	4,195
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	10,250	8,690
	President & Fellows of Harvard University
	Massachusetts GO	4.875%	10/15/40	2,925	2,996
	Princeton University New Jersey GO	5.700%	3/1/39	1,650	1,885
	Puerto Rico Government Development
	Bank Revenue	3.670%	5/1/14	2,000	1,896
	Puerto Rico Government Development
	Bank Revenue	4.704%	5/1/16	1,750	1,431
	Regional Transportation District of Colorado
	Sales Tax Revenue	5.844%	11/1/50	1,400	1,616
	Rutgers State University NJ Revenue	5.665%	5/1/40	875	962
	Salt River Project Arizona Agricultural
	Improvement & Power District Revenue	4.839%	1/1/41	750	758
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	1,500	1,785
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,175	1,326
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	5,350	6,066
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,360	1,271
	San Diego County CA Regional Transportation
	Commission Sales Tax Revenue	5.911%	4/1/48	1,470	1,682
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,340	1,567
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.000%	11/1/40	1,600	1,838
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	3,000	3,732
	Santa Clara Valley CA Transportation Authority
	Sales Tax Revenue	5.876%	4/1/32	3,855	4,212
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	775	766
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,125	2,313
	Texas GO	5.517%	4/1/39	1,590	1,783
	Texas Transportation Commission Revenue	5.028%	4/1/26	750	807
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,300	3,541
	Texas Transportation Commission Revenue	4.631%	4/1/33	2,300	2,327
	Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,380
	Tufts University Massachusetts GO	5.017%	4/15/12	4,700	4,263
	University of California Regents General Revenue	4.601%	5/15/31	9,830	9,775
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	1,600	1,862

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Regents
Medical Center Revenue	6.583%	5/15/49	975	1,139
University of California Revenue	1.796%	7/1/19	1,000	960
University of California Revenue	5.770%	5/15/43	5,790	6,424
University of California Revenue	5.946%	5/15/45	4,950	5,541
University of California Revenue	4.858%	5/15/12	5,125	4,434
University of Massachusetts
Building Authority Revenue	5.450%	11/1/40	600	643
University of Southern California Revenue	5.250%	10/1/11	1,800	1,888
University of Texas System Revenue
Financing System Revenue	5.262%	7/1/39	650	695
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	525	572
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	150	160
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	1,665	1,673
University of Virginia Revenue	6.200%	9/1/39	1,000	1,217
Utah GO	4.554%	7/1/24	1,000	1,062
Utah GO	3.539%	7/1/25	4,300	4,203
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	100	112
Virginia Commonwealth Transportation
Board Revenue	5.350%	5/15/35	730	767
Washington GO	5.090%	8/1/33	3,825	3,980
Washington GO	5.481%	8/1/39	270	288
Washington GO	5.140%	8/1/40	1,920	1,979
11 Wisconsin GO	5.700%	5/1/26	3,020	3,304
Total Taxable Municipal Bonds (Cost $573,651)				598,131

			Shares
Temporary Cash Investment (4.8%)
Money Market Fund (4.8%)
14 Vanguard Market Liquidity Fund
(Cost $3,473,574)	0.125%		3,473,573,757	3,473,574
Total Investments (104.1%) (Cost $75,627,563)				75,548,506
Other Assets and Liabilities (-4.1%)
Other Assets				1,991,558
Liabilities				(4,950,617)
				(2,959,059)
Net Assets (100%)				72,589,447

Total Bond Market II Index Fund

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	72,712,399
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(43,895)
Unrealized Appreciation (Depreciation)	(79,057)
Net Assets	72,589,447

Investor Shares—Net Assets
Applicable to 4,525,954,540 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	47,496,610
Net Asset Value Per Share—Investor Shares	$10.49

Institutional Shares—Net Assets
Applicable to 2,391,218,477 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,092,837
Net Asset Value Per Share—Institutional Shares	$10.49

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2013.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $148,423,000, representing 0.2% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Assets and Liabilities
As of December 31, 2013

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	72,074,932
Affiliated Vanguard Funds	3,473,574
Total Investment in Securities	75,548,506
Receivables for Investment Securities Sold	531,282
Capital Shares Issued	974,590
Other Assets	485,686
Total Assets	77,540,064
Liabilities
Payables for Investment Securities Purchased	4,878,955
Other Liabilities	71,662
Total Liabilities	4,950,617
Net Assets	72,589,447

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	1,466,478
Total Income	1,466,478
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,234
Management and Administrative—Investor Shares	41,152
Management and Administrative—Institutional Shares	4,280
Marketing and Distribution—Investor Shares	11,872
Marketing and Distribution—Institutional Shares	5,329
Custodian Fees	787
Auditing Fees	39
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	83
Total Expenses	65,781
Net Investment Income	1,400,697
Realized Net Gain (Loss) on Investment Securities Sold	499,456
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,193,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,292,894)
1 Interest income from an affiliated company of the fund was $5,195,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,400,697	1,338,482
Realized Net Gain (Loss)	499,456	372,777
Change in Unrealized Appreciation (Depreciation)	(3,193,047)	522,990
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,292,894)	2,234,249
Distributions
Net Investment Income
Investor Shares	(948,041)	(939,104)
Institutional Shares	(452,656)	(399,378)
Realized Capital Gain[1]
Investor Shares	(59,345)	(274,184)
Institutional Shares	(26,449)	(111,105)
Total Distributions	(1,486,491)	(1,723,771)
Capital Share Transactions
Investor Shares	3,624,042	9,770,145
Institutional Shares	7,282,749	4,152,064
Net Increase (Decrease) from Capital Share Transactions	10,906,791	13,922,209
Total Increase (Decrease)	8,127,406	14,432,687
Net Assets
Beginning of Period	64,462,041	50,029,354
End of Period	72,589,447	64,462,041

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $6,546,000 and $198,127,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares
					Jan. 26,
					2009[1] to
For a Share Outstanding	Year Ended December 31,				Dec. 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.97	$10.87	$10.50	$10.26	$10.00
Investment Operations
Net Investment Income	.221	.253	.315	.345	.358
Net Realized and Unrealized Gain (Loss)
on Investments	(.467)	.168	.470	. 308.260
Total from Investment Operations	(.246)	.421	.785	.653	.618
Distributions
Dividends from Net Investment Income	(. 221)	(. 253)	(. 315)	(. 345)	(. 358)
Distributions from Realized Capital Gains	(.013)	(.068)	(.100)	(. 068)	—
Total Distributions	(. 234)	(. 321)	(. 415)	(. 413)	(. 358)
Net Asset Value, End of Period	$10.49	$10.97	$10.87	$10.50	$10.26

Total Return[2]	-2.26%	3.91%	7.59%	6.42%	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$47,497	$45,758	$35,626	$27,807	$20,432
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.29%	2.94%	3.25%	3.76%[3]
Portfolio Turnover Rate [5]	111%[4]	102%[4]	134%[4]	105%[4]	110%

1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Includes 52%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares
					Feb. 17,
					2009[1] to
For a Share Outstanding	Year Ended December 31,				Dec. 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.97	$10.87	$10.50	$10.26	$10.03
Investment Operations
Net Investment Income	. 228.261		.322	.350	.338
Net Realized and Unrealized Gain (Loss)
on Investments	(.467)	.168	.470	. 308.230
Total from Investment Operations	(.239)	.429	.792	.658	.568
Distributions
Dividends from Net Investment Income	(.228)	(. 261)	(. 322)	(. 350)	(. 338)
Distributions from Realized Capital Gains	(.013)	(.068)	(.100)	(. 068)	—
Total Distributions	(. 241)	(. 329)	(. 422)	(. 418)	(.338)
Net Asset Value, End of Period	$10.49	$10.97	$10.87	$10.50	$10.26

Total Return	-2.20%	3.99%	7.67%	6.47%	5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,093	$18,704	$14,403	$10,629	$7,076
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.36%	3.01%	3.30%	3.80%[2]
Portfolio Turnover Rate [4]	111%[3]	102%[3]	134%[3]	105%[3]	110%

1 Inception.
2 Annualized.
3 Includes 52%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds-of-funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk

Total Bond Market II Index Fund

associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the fund had contributed capital of $7,888,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Total Bond Market II Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	49,289,209	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,607,427	—
Corporate Bonds	—	16,849,250	—
Sovereign Bonds	—	3,730,915	—
Taxable Municipal Bonds	—	598,131	—
Temporary Cash Investments	3,473,574	—	—
Total	3,473,574	72,074,932	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2013, the fund realized $487,563,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $15,297,000 from accumulated net realized losses to paid-in capital. Capital gains required to be distributed in December 2013 included gains realized through October 31, 2013; subsequently the fund realized losses of $35,076,000 which are deferred and will be treated as realized for tax purposes in 2014.

At December 31, 2013, the cost of investment securities for tax purposes was $75,636,381,000. Net unrealized depreciation of investment securities for tax purposes was $87,875,000, consisting of unrealized gains of $1,212,201,000 on securities that had risen in value since their purchase and $1,300,076,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the fund purchased $8,962,870,000 of investment securities and sold $4,009,688,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $86,089,470,000 and $79,737,541,000, respectively. Total purchases and sales include $0 and $9,624,058,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Total Bond Market II Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	16,469,680	1,533,565	12,199,836	1,113,398
Issued in Lieu of Cash Distributions	1,007,385	94,089	1,136,024	103,375
Redeemed	(13,853,023)	(1,271,087)	(3,565,715)	(324,432)
Net Increase (Decrease)—Investor Shares	3,624,042	356,567	9,770,145	892,341
Institutional Shares
Issued	10,572,975	990,066	5,607,710	512,189
Issued in Lieu of Cash Distributions	479,105	44,814	510,012	46,433
Redeemed	(3,769,331)	(347,979)	(1,965,658)	(179,120)
Net Increase (Decrease) —Institutional Shares	7,282,749	686,901	4,152,064	379,502

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market II Index Fund: In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market II Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2014

Special 2013 tax information (unaudited) for Vanguard Total Bond Market II Index Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $98,432,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 85.5% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	6/30/2013	12/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,001.87	$0.61
Institutional Shares	1,000.00	1,002.23	0.25
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.95	0.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.12% for Investor Shares and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
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copies of this information, for a fee, by sending a
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q6350 022014

Annual Report | December 31, 2013

Vanguard Inflation-Protected
Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	-0.04%	1.88%	-10.80%	-8.92%
Admiral™ Shares	0.06	2.02	-10.88	-8.86
Institutional Shares	0.09	2.05	-10.88	-8.83
Barclays U.S. Treasury Inflation Protected
Securities Index				-8.61
Inflation-Protected Bond Funds Average				-7.76

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2012, Through December 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$14.53	$12.98	$0.216	$0.045
Admiral Shares	28.54	25.47	0.465	0.089
Institutional Shares	11.62	10.37	0.193	0.036

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended December 31, 2013, was characterized by rising yields and lowered inflation expectations, factors that made the period a difficult one for Treasury Inflation-Protected Securities (TIPS) and for Vanguard Inflation-Protected Securities Fund.

The fund returned –8.92% for Investor Shares, the steepest fiscal-year decline since it began operations in 2001. That was a step behind its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, whose –8.61% return reflected the biggest yearly drop for TIPS since their 1997 introduction. The fund also lagged the –7.76% average return of its peer group, which consists of funds of both shorter and longer maturities.

The rise in yields, and decline in bond prices, affected bonds overall—a consequence of investors’ skittishness and speculation about when the Federal Reserve would cut back its stimulative bond-buying program. More specific to TIPS was that inflation unexpectedly remained low, despite the Fed’s expansionary policy and a strengthening economy. This led some investors to abandon TIPS and their inflation-buffering potential, pushing prices down. (Bond yields and prices move in opposite directions.)

2

These trends contrast sharply with the earlier environment for TIPS; demand for them had been so high since early 2011 that investors had accepted negative yields. This atypical phenomenon for bonds resulted from investors’ willingness to pay premium prices for the securities, expecting that inflation would exceed the level reflected in TIPS prices and thus lead to a positive long-term return.

The SEC yield for the fund’s Investor Shares, which started the year at –1.09%, stood at –1.20% as of March 31, a record month-end low for the fund. As investors’ inflation outlook changed, the yield began steadily rising, and the Investor Shares’ yield ended 2013 at a just-barely-negative –0.04% (after briefly edging into positive territory). The fund’s other share classes ended with slightly positive yields.

Before going on to discuss the markets, I want to mention an important transition at Vanguard. We announced in early November that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. Later in this letter, I’ll have more to say about Bob’s important contributions to Vanguard during his 32-year career, and I’ll introduce his successor, Gregory Davis.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.02%	3.26%	4.44%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.55	4.83	5.89
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

Stocks
Russell 1000 Index (Large-caps)	33.11%	16.30%	18.59%
Russell 2000 Index (Small-caps)	38.82	15.67	20.08
Russell 3000 Index (Broad U.S. market)	33.55	16.24	18.71
MSCI All Country World Index ex USA (International)	15.29	5.14	12.81

CPI
Consumer Price Index	1.50%	2.07%	2.08%

3

Bond returns faltered in 2013 as the Fed’s phaseout loomed
In mid-December, the Fed ended the uncertainty over the next step in its bond-buying program by announcing that it would begin paring its purchases in January 2014. Since it first suggested the possibility earlier in the year, rattled investors had sold bonds in anticipation of lower prices once a source of heavy bond demand lessened.

The broad U.S. taxable bond market, which includes TIPS, returned –2.02% for the 12 months ended December 31—its first negative calendar-year result since 1999 and its worst since 1994. Municipal bonds returned –2.55% in aggregate.

The yield of the 10-year Treasury note closed at 2.97%, up from 1.76% at the close of December 2012.

International bond markets, as measured by the Barclays Global Aggregate Index ex USD, returned –3.08%. Money market fund and savings account returns remained tiny as the Fed, in a separate effort to stimulate the economy, held its target short-term interest rate between 0% and 0.25%.

Earnings, optimism, and stimulus made it a big year for U.S. stocks
U.S. stocks surged about 34% during the year, their best calendar-year finish since 1995. Corporations posted solid earnings, and investors placed a higher premium on

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.80%

The fund expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the fund’s expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Inflation-Protected Bond Funds.

4

those earnings. The Fed’s bond-buying also supported stock markets; in fact, markets slumped a bit in the summer (before snapping back) when questions arose about the timing of the program’s unwinding.

International stocks, in aggregate, returned about 15%, with the developed markets of Europe and the Pacific region posting double-digit results and emerging-market stocks dipping into negative territory.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. While Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe a balanced and diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

The fund’s longer duration led to a deeper price decline
Investors’ changing view of inflation can be captured in the “break-even inflation rate”—the difference in yields between conventional and inflation-protected Treasury bonds. At the start of 2013, according to this measure, investors expected inflation to average 2.20% annually over the next five years; the expected inflation rate had risen to about 2.50% during the early months

Total Returns
Ten Years Ended December 31, 2013
Average
Annual Return
Inflation-Protected Securities Fund Investor Shares	4.59%
Barclays U.S. Treasury Inflation Protected Securities Index	4.85
Inflation-Protected Bond Funds Average	3.95

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

of the year, only to shrink to 2.09% by year-end. If inflation is higher than the break-even rate, holders of TIPS would outperform holders of conventional

Treasuries; if inflation is lower than the rate, conventional Treasuries would do better.

Understanding your fund’s dividend distributions

During the first three quarters of the year, Vanguard Inflation-Protected Securities Fund may hold back some dividends to minimize the risk of overdistributing income for the full year, a potential recordkeeping headache for shareholders.

This risk is greatest during periods of low or negative inflation and low or negative yields on inflation-indexed securities, conditions that have characterized the TIPS market for much of the past few years.

If the combination of any inflation adjustment to the face value of the fund’s securities and the fund’s interest income in a given quarter isn’t enough to produce positive income, the fund would have to reclassify some of the earlier dividend payments as “overdistributed.”

This scenario may not materialize, of course, and when the accountants close the books on the fund’s fiscal year, the fund will distribute whatever income it has kept in reserve.

The result can be significant variation in the quarterly dividend.

Dividends can vary widely from quarter to quarter
(Investor Shares of Vanguard Inflation-Protected Securities Fund)

6

Although the tame inflation rate seemed to prompt a shift by investors away from TIPS in 2013, I should note that a market consists of investors with varying goals and perspectives. For every seller of a security, there is a buyer with an opposing view. And, as the advisor explains in the report that follows this letter, demand in the TIPS market from other investors, such as central banks and insurers, is quite solid.

The rise in yields during the year affected intermediate-term TIPS—the focus of Vanguard Inflation-Protected Securities Fund—more than shorter-maturity TIPS. As a result, the fund’s counterpart, Vanguard Short-Term Inflation-Protected Securities Index Fund, weathered the period a bit better, returning –1.62%. The difference reflects your fund’s longer “duration,” or sensitivity to interest rate changes. The longer a bond’s duration, the more its price will drop when rates rise (or will go up when rates fall). On the other hand, the trade-off for the fund’s greater volatility is its potential for higher yields.

The fund’s long-term results highlight the advisor’s skill
Over the decade ended December 31, 2013, the average annual return of the fund’s Investor Shares was 4.59%, a bit less than that of its index but ahead of the average return of peers. The results reflect deft management by the fund’s advisor, Vanguard Fixed Income Group, across a variety of market and economic conditions, including the 2008–2009 financial crisis.

Helping results are the fund’s low expenses, which offer important advantages. They allow more of the fund’s return to be passed along to shareholders. They also mean the fund has no need to take extra risks to overcome the performance drag created by higher costs.

Bob Auwaerter’s retirement marks the end of a remarkable era
In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

7

The Fixed Income Group that Bob helped start had initial total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed then on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia-Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had also been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 21, 2014

8

Advisor’s Report

For the 12 months ended December 31, 2013, Investor Shares of Vanguard Inflation-Protected Securities Fund returned –8.92%. The fund’s result was a bit behind that of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, which returned –8.61%, and behind the –7.76% average return of other TIPS funds, including those with longer and shorter maturities.

The investment environment
The almost 9% decline in the return of Treasury Inflation-Protected Securities (TIPS) for 2013, especially after four years of strong returns, was extraordinary for bonds of such high credit quality (as determined by independent credit-rating agencies). Conventional Treasury bonds, which enjoy the same full-faith-and-credit backing of the federal government as do TIPS, declined about 3%. The only previous calendar-year decline for TIPS came during the financial crisis, in 2008, when the asset class returned about –2%. It is important to remember that the duration of the TIPS fund (its sensitivity to interest rate changes) is greater than that of conventional Treasury bonds; as such, the sharp rise in interest rates had a more adverse impact.

To an extent during 2013, the same factors influenced TIPS, conventional Treasuries, and other investment-grade bonds. Some investors may have shifted from bonds to stocks, given the year’s heady stock rally. More pervasively, starting in May,

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	June 30,	December 31,
Maturity	2012	2013	2013
2 years	–1.73%	–0.93%	–1.38%
3 years	–1.67	–0.68	–1.00
5 years	–1.53	–0.18	–0.25
7 years	–1.28	0.20	0.35
10 years	–0.76	0.58	0.85
20 years	0.13	1.11	1.49
30 years	0.46	1.33	1.66
Source: Vanguard.

9

speculation ran rampant in bond markets worldwide about when, and by how much, the Federal Reserve would pare back its monthly $85 billion purchases of Treasury bonds (including about $1.25 billion in TIPS) and mortgage-backed securities—a policy designed to pump money into the economy and lower long-term interest rates. Many investors sold bonds in anticipation of price declines as the Fed reduced demand; that had the effect of lowering prices generally and raising interest rates. (Bond prices and interest rates move inversely.) Rates were rising because of faster U.S. economic growth in the second half of the year, though, even as the Fed maintained its policy of pushing rates down. The Fed finally announced in mid-December that it would scale back its purchases beginning in January 2014.

Factors specific to TIPS also affected returns: Many investors sold them because inflation was far lower than they had expected. As you know, TIPS are designed to provide an income that is adjusted for inflation—and it had seemed that forces that would foster potentially strong inflation were in place. One was the surprising strength of the U.S. economy. Another, and particularly critical, force was the Fed’s unprecedented monetary strategy. Yet inflation was tame: Consumer prices rose only 1.5% for the year, slower than the increases of 1.7% in 2012 and 3.0% in 2011.

The market environment
The heavy TIPS sales in 2013 reversed a two-year trend in which the fund’s yield had turned negative. That had come about based on strong demand that boosted their prices to levels that would generate a positive long-term return only if inflation was greater than generally expected. (The market’s view of inflation is indicated by the break-even inflation rate—the difference in yields between conventional Treasuries, which have no explicit inflation adjustment, and TIPS, which do.)

In essence, until early 2013, investors expected the worst: The fund’s SEC yield for Investor Shares slid from –0.09% (its first negative yield) on May 31, 2011, to –1.20% on March 31, 2013. As investors’ pessimism about inflation rose, they sold their TIPS holdings, forcing real yields to rise; on December 31, the fund’s yield stood at –0.04%.

The market, in effect, reset itself at yield levels that have drawn “natural buyers”—institutions (both in and outside the United States) that consider TIPS a good fit with their long-term needs. These include central banks, insurance companies, and pension plans. Another indication of solid demand for TIPS is the virtually nonexistent inventories of bonds available for sale from investment banks at the end of the year.

10

The gradual disappearance of negative yields has affected longer-term and intermediate-term TIPS, which are the focus of your fund. Shorter-term TIPS—the province of Vanguard Short-Term Inflation-Protected Securities Index Fund—still incurred them. This is a consequence of Fed policy that has continued to anchor short-term rates near zero even as its bond-tapering plan has had the effect of lifting long-term rates.

The outlook
The economic expansion has so far appeared durable, and we expect inflation to return to its historical average annual level of close to 2%. The Fed’s announcement that it would begin reducing its bond purchases, along with a two-year federal budget deal, has added a measure of clarity to the bond markets. The central bank has noted, for instance, that its timing and degree of future reductions would be “data-dependent.” Given a backdrop of moderate global growth and tame inflation, we do not anticipate any rise in short-term rates in the immediate future. The general expectation is that the Fed will finish its reduced-purchase program over the next 12 to 18 months. Interest rates could trend moderately higher, and the fund’s performance could remain volatile.

Gemma Wright-Casparius, Principal
Vanguard Fixed Income Group
January 26, 2014

11

Inflation-Protected Securities Fund

Fund Profile
As of December 31, 2013

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	-0.04%	0.06%	0.09%

Financial Attributes
		Barclays
		Inflation	Barclays
		Protected	Aggregate
		Securities	Bond
	Fund	Index	Index
Number of Bonds	39	34	8,701
Yield to Maturity
(before expenses)	2.4%	2.4%	2.5%
Average Coupon	1.1%	1.2%	3.3%
Average Duration	7.6 years	7.7 years	5.5 years
Average Effective
Maturity	8.2 years	8.1 years	7.6 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.8%
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.71
Beta	1.01	1.69

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	15.1
3 - 5 Years	22.5
5 - 10 Years	38.1
10 - 20 Years	18.2
20 - 30 Years	5.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.8%
Aaa	0.2

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.
2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

12

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2003, Through December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Investor Shares	-8.92%	5.31%	4.59%	$15,667
Barclays U.S. Treasury Inflation
Protected Securities Index	-8.61	5.63	4.85	16,055
Inflation-Protected Bond Funds Average	-7.76	5.01	3.95	14,732
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	15,599

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(6/10/2005)	Investment
Inflation-Protected Securities Fund Admiral
Shares	-8.86%	5.42%	4.30%	$71,691
Barclays U.S. Treasury Inflation Protected
Securities Index	-8.61	5.63	4.47	72,691
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.59	73,401
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Inflation-Protected Securities Fund

		Average Annual Total Returns
	Periods Ended December 31, 2013
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Institutional Shares	-8.83%	5.46%	4.71%	$7,921,767
Barclays U.S. Treasury Inflation Protected
Securities Index	-8.61	5.63	4.85	8,027,394
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	7,799,554

Fiscal-Year Total Returns (%): December 31, 2003, Through December 31, 2013
				Barclays
				Inflation
				Protected
				Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.79%	3.48%	8.27%	8.46%
2005	5.44	-2.85	2.59	2.84
2006	3.40	-2.97	0.43	0.41
2007	5.90	5.69	11.59	11.63
2008	4.62	-7.47	-2.85	-2.35
2009	1.86	8.94	10.80	11.41
2010	2.58	3.59	6.17	6.31
2011	4.56	8.68	13.24	13.56
2012	2.62	4.16	6.78	6.98
2013	1.88	-10.80	-8.92	-8.61

14

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets
As of December 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (99.0%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	246,447	310,475
1	United States Treasury Inflation Indexed Bonds	0.500%	4/15/15	619,410	682,231
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	483,071	611,287
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	517,348	648,802
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	1,194,286	1,297,592
	United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	541,666	687,290
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	455,389	580,283
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,359,331	1,436,589
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	399,743	506,685
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	430,561	521,691
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,949,846	2,009,053
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	427,475	501,821
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	404,783	491,572
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	447,550	543,760
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	552,000	639,751
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	866,600	991,984
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	993,289	1,112,990
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,082,026	1,136,802
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,199,279	1,187,790
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,258,978	1,223,051
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,267,545	1,209,361
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	1,266,000	1,223,257
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	661,940	941,493
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	509,698	663,199
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	414,539	551,787
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	434,750	517,602
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	318,890	607,887
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	429,297	547,315
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	357,121	693,793
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	142,522	248,907
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	251,630	304,437
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	309,921	369,923
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	661,214	547,262
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	410,750	319,517
	United States Treasury Note/Bond	1.375%	5/31/20	28,000	26,508
	United States Treasury Note/Bond	2.125%	8/31/20	28,000	27,611
	United States Treasury Note/Bond	2.000%	9/30/20	94,000	91,767

15

Inflation-Protected Securities Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.125%	5/15/21	38,000	39,556
United States Treasury Note/Bond	1.750%	5/15/23	214,000	192,499
Total U.S. Government and Agency Obligations (Cost $25,718,160)				26,245,180

			Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
2 Vanguard Market Liquidity Fund (Cost $237,257)	0.125%		237,256,621	237,257
Total Investments (99.9%) (Cost $25,955,417)				26,482,437
Other Assets and Liabilities (0.1%)
Other Assets				328,589
Liabilities				(309,362)
				19,227
Net Assets (100%)				26,501,664

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	25,982,014
Undistributed Net Investment Income	79,947
Accumulated Net Realized Losses	(87,114)
Unrealized Appreciation (Depreciation)
Investment Securities	527,020
Futures Contracts	(203)
Net Assets	26,501,664

Investor Shares—Net Assets
Applicable to 506,888,831 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,577,454
Net Asset Value Per Share—Investor Shares	$12.98

Admiral Shares—Net Assets
Applicable to 432,061,041 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,005,432
Net Asset Value Per Share—Admiral Shares	$25.47

Institutional Shares—Net Assets
Applicable to 859,710,964 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,918,778
Net Asset Value Per Share—Institutional Shares	$10.37

See Note A in Notes to Financial Statements.
1 Securities with a value of $3,373,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	537,023
Total Income	537,023
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,564
Management and Administrative—Investor Shares	16,527
Management and Administrative—Admiral Shares	9,129
Management and Administrative—Institutional Shares	3,248
Marketing and Distribution—Investor Shares	3,189
Marketing and Distribution—Admiral Shares	3,002
Marketing and Distribution—Institutional Shares	3,077
Custodian Fees	190
Auditing Fees	34
Shareholders’ Reports—Investor Shares	190
Shareholders’ Reports—Admiral Shares	71
Shareholders’ Reports—Institutional Shares	61
Trustees’ Fees and Expenses	48
Total Expenses	42,330
Net Investment Income	494,693
Realized Net Gain (Loss)
Investment Securities Sold	1,233,322
Futures Contracts	36,819
Options on Futures Contracts	(1,091)
Realized Net Gain (Loss)	1,269,050
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,899,078)
Futures Contracts	(89)
Options on Futures Contracts	100
Change in Unrealized Appreciation (Depreciation)	(4,899,067)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,135,324)
1 Interest income from an affiliated company of the fund was $423,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	494,693	1,120,050
Realized Net Gain (Loss)	1,269,050	813,969
Change in Unrealized Appreciation (Depreciation)	(4,899,067)	862,276
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,135,324)	2,796,295
Distributions
Net Investment Income
Investor Shares	(118,821)	(399,208)
Admiral Shares	(211,386)	(402,677)
Institutional Shares	(173,452)	(316,233)
Realized Capital Gain[1]
Investor Shares	(47,339)	(180,801)
Admiral Shares	(48,826)	(180,421)
Institutional Shares	(38,147)	(139,058)
Total Distributions	(637,971)	(1,618,398)
Capital Share Transactions
Investor Shares	(8,462,840)	373,569
Admiral Shares	(3,445,883)	2,097,716
Institutional Shares	(2,394,098)	1,808,685
Net Increase (Decrease) from Capital Share Transactions	(14,302,821)	4,279,970
Total Increase (Decrease)	(18,076,116)	5,457,867
Net Assets
Beginning of Period	44,577,780	39,119,913
End of Period[2]	26,501,664	44,577,780

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $8,954,000 and $77,894,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $79,947,000 and ($20,938,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.53	$14.11	$13.00	$12.55	$11.52
Investment Operations
Net Investment Income	. 210	. 367.568		.319	.210
Net Realized and Unrealized Gain (Loss)
on Investments	(1.499)	.586	1.127	.448	1.034
Total from Investment Operations	(1.289)	.953	1.695	.767	1.244
Distributions
Dividends from Net Investment Income	(. 216)	(. 366)	(. 567)	(.317)	(.214)
Distributions from Realized Capital Gains	(.045)	(.167)	(.018)	—	—
Total Distributions	(. 261)	(. 533)	(. 585)	(. 317)	(.214)
Net Asset Value, End of Period	$12.98	$14.53	$14.11	$13.00	$12.55

Total Return[1]	-8.92%	6.78%	13.24%	6.17%	10.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,577	$16,075	$15,220	$12,979	$12,946
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.33%	2.55%	4.21%	2.48%	2.00%
Portfolio Turnover Rate	44%[2]	33%	28%	29%	14%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.54	$27.71	$25.54	$24.65	$22.62
Investment Operations
Net Investment Income	. 449.750		1.140	.654	.441
Net Realized and Unrealized Gain (Loss)
on Investments	(2.965)	1.155	2.202	.888	2.037
Total from Investment Operations	(2.516)	1.905	3.342	1.542	2.478
Distributions
Dividends from Net Investment Income	(.465)	(.747)	(1.137)	(. 652)	(. 448)
Distributions from Realized Capital Gains	(.089)	(. 328)	(.035)	—	—
Total Distributions	(.554)	(1.075)	(1.172)	(. 652)	(. 448)
Net Asset Value, End of Period	$25.47	$28.54	$27.71	$25.54	$24.65

Total Return	-8.86%	6.90%	13.29%	6.31%	10.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,005	$16,011	$13,533	$11,440	$8,723
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.43%	2.65%	4.30%	2.59%	2.13%
Portfolio Turnover Rate	44%[1]	33%	28%	29%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.62	$11.29	$10.40	$10.04	$9.21
Investment Operations
Net Investment Income	.187	.310	.468	.271	.181
Net Realized and Unrealized Gain (Loss)
on Investments	(1.208)	.463	.903	.359	.834
Total from Investment Operations	(1.021)	.773	1.371	.630	1.015
Distributions
Dividends from Net Investment Income	(.193)	(. 309)	(. 467)	(.270)	(.185)
Distributions from Realized Capital Gains	(.036)	(.134)	(.014)	—	—
Total Distributions	(.229)	(.443)	(. 481)	(.270)	(.185)
Net Asset Value, End of Period	$10.37	$11.62	$11.29	$10.40	$10.04

Total Return	-8.83%	6.87%	13.39%	6.33%	11.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,919	$12,491	$10,367	$7,720	$5,931
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.46%	2.68%	4.34%	2.63%	2.16%
Portfolio Turnover Rate	44%[1]	33%	28%	29%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

22

Inflation-Protected Securities Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2013, the fund’s average investments in options purchased and options written each represented less than 1% of net assets, based on quarterly average market values. The fund had no open options on futures contracts at December 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the fund had contributed capital of $3,129,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

Inflation-Protected Securities Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	26,245,180	—
Temporary Cash Investments	237,257	—	—
Futures Contracts—Assets[1]	26	—	—
Futures Contracts—Liabilities[1]	(466)	—	—
Total	236,817	26,245,180	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2014	(2,612)	(311,644)	3
Ultra Long U.S. Treasury Bond	March 2014	216	29,430	(206)
				(203)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

24

Inflation-Protected Securities Fund

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended December 31, 2013, the fund realized gains of $109,851,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at December 31, 2013, totaling $1,924,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the year ended December 31, 2013, the fund realized $1,138,394,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $60,915,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2013, the fund had $116,887,000 of ordinary income available for distribution. Capital gains required to be distributed in December 2013 included gains realized through October 31, 2013; subsequently the fund realized losses of $83,183,000 which are deferred and will be treated as realized for tax purposes in 2014.

At December 31, 2013, the cost of investment securities for tax purposes was $25,960,017,000. Net unrealized appreciation of investment securities for tax purposes was $522,420,000, consisting of unrealized gains of $1,220,216,000 on securities that had risen in value since their purchase and $697,796,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the fund purchased $15,409,612,000 of investment securities and sold $29,189,804,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $5,282,613,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The following table summarizes the fund’s options written during the year ended December 31, 2013.

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at December 31, 2012	—	—
Options written	18,526	10,438
Options expired	—	—
Options closed	(18,526)	(10,438)
Options exercised	—	—
Options open at December 31, 2013	—	—

25

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,984,525	140,608	4,645,025	318,868
Issued in Lieu of Cash Distributions	154,507	11,388	537,023	36,895
Redeemed	(10,601,872)	(751,523)	(4,808,479)	(328,111)
Net Increase (Decrease)—Investor Shares	(8,462,840)	(599,527)	373,569	27,652
Admiral Shares
Issued	3,171,043	115,579	5,069,516	176,097
Issued in Lieu of Cash Distributions	232,213	8,799	526,627	18,423
Redeemed	(6,849,139)	(253,390)	(3,498,427)	(121,807)
Net Increase (Decrease) —Admiral Shares	(3,445,883)	(129,012)	2,097,716	72,713
Institutional Shares
Issued	2,399,444	216,915	4,072,574	349,474
Issued in Lieu of Cash Distributions	200,066	18,628	431,260	37,044
Redeemed	(4,993,608)	(450,615)	(2,695,149)	(230,169)
Net Increase (Decrease) —Institutional Shares	(2,394,098)	(215,072)	1,808,685	156,349

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Inflation-Protected Securities Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Inflation-Protected Securities Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2014

Special 2013 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $186,964,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	6/30/2013	12/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$986.30	$1.00
Admiral Shares	1,000.00	986.72	0.50
Institutional Shares	1,000.00	986.45	0.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

30

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1190 022014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott
C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2013: $239,000
Fiscal Year Ended December 31, 2012: $237,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2013: $5,714,113
Fiscal Year Ended December 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and
Vanguard Marketing Corporation for Fiscal Year Ended December 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2013: $1,552,950
Fiscal Year Ended December 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2013: $110,000
Fiscal Year Ended December 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year
Ended December 31, 2012.

(d) All Other Fees.

Fiscal Year Ended December 31, 2013: $132,000
Fiscal Year Ended December 31, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing
Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-
audit services provided to: the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2013: $242,000
Fiscal Year Ended December 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”).
The Registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L.
Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F.
Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) as of December 31, 2013 and for the year then ended and have issued our unqualified report thereon dated February 14, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Funds' schedules of investments as of December 31, 2013 appearing in Item 6 of this Form N-CSR. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on the schedules of investments based on our audits.

In our opinion, the schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

February 14, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (69.3%)
U.S. Government Securities (62.2%)
United States Treasury Note/Bond	0.250%	11/30/14	207,280	207,475
United States Treasury Note/Bond	2.125%	11/30/14	289,315	294,424
United States Treasury Note/Bond	0.125%	12/31/14	247,670	247,593
United States Treasury Note/Bond	2.625%	12/31/14	42,705	43,739
United States Treasury Note/Bond	0.250%	1/15/15	13,075	13,085
United States Treasury Note/Bond	0.250%	1/31/15	241,525	241,713
United States Treasury Note/Bond	2.250%	1/31/15	418,930	428,289
United States Treasury Note/Bond	0.250%	2/15/15	14,116	14,127
United States Treasury Note/Bond	4.000%	2/15/15	39,505	41,178
United States Treasury Note/Bond	11.250%	2/15/15	40,292	45,253
United States Treasury Note/Bond	0.250%	2/28/15	824,873	825,384
United States Treasury Note/Bond	2.375%	2/28/15	248,322	254,530
United States Treasury Note/Bond	0.375%	3/15/15	108,690	108,911
United States Treasury Note/Bond	0.250%	3/31/15	1,530	1,531
United States Treasury Note/Bond	2.500%	3/31/15	383,208	394,045
United States Treasury Note/Bond	0.375%	4/15/15	234,910	235,460
United States Treasury Note/Bond	0.125%	4/30/15	138,220	138,047
United States Treasury Note/Bond	2.500%	4/30/15	161,927	166,811
United States Treasury Note/Bond	0.250%	5/15/15	168,440	168,544
United States Treasury Note/Bond	4.125%	5/15/15	46,325	48,786
United States Treasury Note/Bond	0.250%	5/31/15	98,475	98,521
United States Treasury Note/Bond	2.125%	5/31/15	93,740	96,230
United States Treasury Note/Bond	0.375%	6/15/15	10,345	10,366
United States Treasury Note/Bond	0.375%	6/30/15	60,075	60,197
United States Treasury Note/Bond	1.875%	6/30/15	80,313	82,258
United States Treasury Note/Bond	0.250%	7/15/15	18,950	18,950
United States Treasury Note/Bond	0.250%	7/31/15	81,325	81,312
United States Treasury Note/Bond	1.750%	7/31/15	154,035	157,621
United States Treasury Note/Bond	0.250%	8/15/15	210,505	210,440
United States Treasury Note/Bond	4.250%	8/15/15	82,620	87,900
United States Treasury Note/Bond	0.375%	8/31/15	143,125	143,348
United States Treasury Note/Bond	1.250%	8/31/15	70,163	71,281
United States Treasury Note/Bond	0.250%	9/15/15	2,050	2,048
United States Treasury Note/Bond	1.250%	9/30/15	88,454	89,891
United States Treasury Note/Bond	0.250%	10/15/15	135,710	135,519
United States Treasury Note/Bond	1.250%	10/31/15	294,925	299,809
United States Treasury Note/Bond	0.375%	11/15/15	394,130	394,374
United States Treasury Note/Bond	4.500%	11/15/15	24,170	26,039
United States Treasury Note/Bond	0.250%	11/30/15	10,000	9,980
United States Treasury Note/Bond	1.375%	11/30/15	313,435	319,509
United States Treasury Note/Bond	0.250%	12/15/15	259,995	259,426
United States Treasury Note/Bond	2.125%	12/31/15	502,805	520,011
United States Treasury Note/Bond	0.375%	1/15/16	129,999	129,959
United States Treasury Note/Bond	2.000%	1/31/16	235,350	243,072
United States Treasury Note/Bond	0.375%	2/15/16	147,825	147,686
United States Treasury Note/Bond	4.500%	2/15/16	321,738	349,539
United States Treasury Note/Bond	2.125%	2/29/16	173,480	179,796
United States Treasury Note/Bond	2.625%	2/29/16	20,360	21,327
United States Treasury Note/Bond	0.375%	3/15/16	148,800	148,568
United States Treasury Note/Bond	2.250%	3/31/16	6,900	7,174
United States Treasury Note/Bond	2.375%	3/31/16	228,047	237,846
United States Treasury Note/Bond	0.250%	4/15/16	251,490	250,155
United States Treasury Note/Bond	2.000%	4/30/16	213,315	220,649
United States Treasury Note/Bond	2.625%	4/30/16	55,760	58,496
United States Treasury Note/Bond	0.250%	5/15/16	332,935	330,854
United States Treasury Note/Bond	5.125%	5/15/16	256,630	284,377
United States Treasury Note/Bond	1.750%	5/31/16	363,300	373,745
United States Treasury Note/Bond	3.250%	5/31/16	198,630	211,479
United States Treasury Note/Bond	0.500%	6/15/16	162,495	162,318
United States Treasury Note/Bond	1.500%	6/30/16	102,816	105,178
United States Treasury Note/Bond	3.250%	6/30/16	4,795	5,116

1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.625%	7/15/16	271,475	271,814
United States Treasury Note/Bond	1.500%	7/31/16	146,825	150,174
United States Treasury Note/Bond	0.625%	8/15/16	333,625	333,625
United States Treasury Note/Bond	4.875%	8/15/16	63,200	70,211
United States Treasury Note/Bond	1.000%	8/31/16	177,680	179,318
United States Treasury Note/Bond	3.000%	8/31/16	73,175	77,726
United States Treasury Note/Bond	0.875%	9/15/16	294,235	295,936
United States Treasury Note/Bond	1.000%	9/30/16	365,305	368,388
United States Treasury Note/Bond	3.000%	9/30/16	1,190	1,265
United States Treasury Note/Bond	0.625%	10/15/16	440,900	440,071
United States Treasury Note/Bond	1.000%	10/31/16	262,873	264,845
United States Treasury Note/Bond	0.625%	11/15/16	539,225	537,543
United States Treasury Note/Bond	4.625%	11/15/16	1,070	1,188
United States Treasury Note/Bond	0.875%	11/30/16	177,422	177,976
United States Treasury Note/Bond	0.625%	12/15/16	341,325	339,939
United States Treasury Note/Bond	0.875%	12/31/16	216,791	217,266
United States Treasury Note/Bond	0.875%	1/31/17	48,120	48,165
United States Treasury Note/Bond	0.875%	2/28/17	242,840	242,765
United States Treasury Note/Bond	1.000%	3/31/17	258,640	259,206
United States Treasury Note/Bond	3.250%	3/31/17	1,830	1,966
United States Treasury Note/Bond	0.875%	4/30/17	380,374	379,187
United States Treasury Note/Bond	0.625%	5/31/17	333,840	329,460
United States Treasury Note/Bond	0.750%	6/30/17	304,565	301,330
United States Treasury Note/Bond	0.500%	7/31/17	273,240	267,433
United States Treasury Note/Bond	2.375%	7/31/17	60,340	63,037
United States Treasury Note/Bond	0.625%	8/31/17	358,101	351,387
United States Treasury Note/Bond	0.625%	9/30/17	434,350	425,255
United States Treasury Note/Bond	0.750%	10/31/17	191,684	188,149
United States Treasury Note/Bond	1.875%	10/31/17	14,400	14,758
United States Treasury Note/Bond	0.625%	11/30/17	241,125	235,022
United States Treasury Note/Bond	0.750%	12/31/17	223,235	218,212
United States Treasury Note/Bond	2.750%	12/31/17	101,845	107,605
United States Treasury Note/Bond	0.875%	1/31/18	170,530	167,225
United States Treasury Note/Bond	0.750%	2/28/18	290,115	282,410
United States Treasury Note/Bond	0.750%	3/31/18	330,380	320,882
United States Treasury Note/Bond	0.625%	4/30/18	223,730	215,689
United States Treasury Note/Bond	9.125%	5/15/18	900	1,193
United States Treasury Note/Bond	1.000%	5/31/18	325,427	318,258
United States Treasury Note/Bond	1.375%	6/30/18	307,450	305,049
United States Treasury Note/Bond	1.375%	7/31/18	218,985	216,931
United States Treasury Note/Bond	1.500%	8/31/18	283,545	282,039
United States Treasury Note/Bond	1.375%	9/30/18	395,935	390,922
United States Treasury Note/Bond	1.250%	10/31/18	161,150	157,927
United States Treasury Note/Bond	1.250%	11/30/18	522,149	510,724
United States Treasury Note/Bond	1.500%	12/31/18	365,250	361,028
				21,251,788
Agency Bonds and Notes (7.1%)
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	1,925	1,980
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	2,250	2,319
1 Federal Farm Credit Banks	0.270%	2/24/15	1,800	1,799
1 Federal Farm Credit Banks	0.500%	6/23/15	4,500	4,510
1 Federal Farm Credit Banks	1.500%	11/16/15	4,500	4,588
1 Federal Farm Credit Banks	4.875%	12/16/15	13,730	14,925
1 Federal Farm Credit Banks	1.050%	3/28/16	3,525	3,562
1 Federal Farm Credit Banks	5.125%	8/25/16	14,700	16,401
1 Federal Farm Credit Banks	4.875%	1/17/17	1,400	1,567
1 Federal Home Loan Banks	0.250%	1/16/15	32,265	32,284
1 Federal Home Loan Banks	0.250%	2/20/15	58,775	58,741
1 Federal Home Loan Banks	0.375%	8/28/15	60,000	60,013
1 Federal Home Loan Banks	1.750%	9/11/15	30,000	30,661
1 Federal Home Loan Banks	0.500%	11/20/15	47,360	47,421
1 Federal Home Loan Banks	3.125%	3/11/16	2,650	2,798
1 Federal Home Loan Banks	5.375%	5/18/16	1,920	2,138
1 Federal Home Loan Banks	5.625%	6/13/16	4,325	4,800

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Federal Home Loan Banks	0.375%	6/24/16	47,000	46,666
1 Federal Home Loan Banks	4.750%	12/16/16	17,420	19,429
1 Federal Home Loan Banks	0.625%	12/28/16	61,550	61,224
1 Federal Home Loan Banks	4.875%	5/17/17	29,920	33,764
1 Federal Home Loan Banks	1.000%	6/21/17	42,325	42,261
1 Federal Home Loan Banks	2.750%	6/8/18	15,675	16,373
1 Federal Home Loan Banks	5.375%	8/15/18	14,025	16,195
2 Federal Home Loan Mortgage Corp.	2.875%	2/9/15	59,475	61,225
2 Federal Home Loan Mortgage Corp.	0.500%	4/17/15	112,250	112,565
2 Federal Home Loan Mortgage Corp.	4.375%	7/17/15	21,305	22,622
2 Federal Home Loan Mortgage Corp.	1.750%	9/10/15	86,025	88,004
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	16,500	18,269
2 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	15,000	14,992
2 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	20,420	21,373
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	25,000	28,059
2 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	69,425	71,817
2 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	42,000	42,128
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	12,925	12,956
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	40,710	41,012
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	22,375	22,295
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	47,560	47,320
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	1,630	1,881
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	33,700	33,363
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	36,065	35,091
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	77,175	75,096
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	11,500	13,067
2 Federal National Mortgage Assn.	0.375%	3/16/15	56,490	56,526
2 Federal National Mortgage Assn.	0.500%	5/27/15	23,110	23,181
2 Federal National Mortgage Assn.	0.500%	7/2/15	30,285	30,361
2 Federal National Mortgage Assn.	2.375%	7/28/15	67,710	69,856
2 Federal National Mortgage Assn.	0.500%	9/28/15	35,395	35,474
2 Federal National Mortgage Assn.	4.375%	10/15/15	42,460	45,459
2 Federal National Mortgage Assn.	1.625%	10/26/15	27,320	27,924
2 Federal National Mortgage Assn.	0.375%	12/21/15	20,215	20,205
2 Federal National Mortgage Assn.	5.000%	3/15/16	52,800	58,008
2 Federal National Mortgage Assn.	0.500%	3/30/16	25,600	25,588
2 Federal National Mortgage Assn.	2.375%	4/11/16	42,340	44,092
2 Federal National Mortgage Assn.	0.375%	7/5/16	19,325	19,200
2 Federal National Mortgage Assn.	0.625%	8/26/16	50,000	49,909
2 Federal National Mortgage Assn.	5.250%	9/15/16	5,850	6,557
2 Federal National Mortgage Assn.	1.250%	9/28/16	26,115	26,472
2 Federal National Mortgage Assn.	1.375%	11/15/16	53,800	54,700
2 Federal National Mortgage Assn.	1.250%	1/30/17	20,000	20,228
2 Federal National Mortgage Assn.	5.000%	2/13/17	49,000	55,148
2 Federal National Mortgage Assn.	1.125%	4/27/17	57,180	57,423
2 Federal National Mortgage Assn.	0.875%	8/28/17	33,800	33,427
2 Federal National Mortgage Assn.	0.875%	10/26/17	59,200	58,234
2 Federal National Mortgage Assn.	0.875%	12/20/17	58,750	57,665
2 Federal National Mortgage Assn.	0.875%	2/8/18	58,475	56,998
2 Federal National Mortgage Assn.	0.875%	5/21/18	46,360	44,860
2 Federal National Mortgage Assn.	1.875%	9/18/18	31,025	31,140
2 Federal National Mortgage Assn.	1.625%	11/27/18	58,990	58,335
1 Financing Corp.	9.800%	4/6/18	1,440	1,921
1 Financing Corp.	10.350%	8/3/18	3,755	5,126
1 Financing Corp.	9.650%	11/2/18	12,540	16,819
Private Export Funding Corp.	1.375%	2/15/17	500	505
Private Export Funding Corp.	2.250%	12/15/17	3,225	3,309
Private Export Funding Corp.	1.875%	7/15/18	4,000	4,006
1 Tennessee Valley Authority	5.500%	7/18/17	6,200	7,100
1 Tennessee Valley Authority	6.250%	12/15/17	2,600	3,082
1 Tennessee Valley Authority	4.500%	4/1/18	8,300	9,186

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Tennessee Valley Authority	1.750%	10/15/18	2,500	2,483
				2,410,061
Total U.S. Government and Agency Obligations (Cost $23,666,033)				23,661,849
Corporate Bonds (22.4%)
Finance (9.9%)
Banking (7.5%)
Abbey National Treasury Services plc	4.000%	4/27/16	9,175	9,740
Abbey National Treasury Services plc	3.050%	8/23/18	7,700	7,929
American Express Bank FSB	6.000%	9/13/17	500	574
American Express Centurion Bank	5.950%	6/12/17	2,175	2,460
American Express Centurion Bank	6.000%	9/13/17	2,250	2,574
American Express Co.	5.500%	9/12/16	2,575	2,865
American Express Co.	6.150%	8/28/17	12,375	14,273
American Express Co.	7.000%	3/19/18	6,600	7,884
American Express Co.	1.550%	5/22/18	5,575	5,433
3 American Express Co.	6.800%	9/1/66	5,225	5,578
American Express Credit Corp.	1.750%	6/12/15	5,741	5,839
American Express Credit Corp.	2.750%	9/15/15	5,992	6,200
American Express Credit Corp.	1.300%	7/29/16	6,250	6,300
American Express Credit Corp.	2.800%	9/19/16	15,450	16,154
American Express Credit Corp.	2.375%	3/24/17	10,325	10,613
American Express Credit Corp.	2.125%	7/27/18	5,925	5,954
Associates Corp. of North America	6.950%	11/1/18	408	486
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	6,185	6,178
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	9,900	9,857
Bancolombia SA	4.250%	1/12/16	3,050	3,172
Bank of America Corp.	4.500%	4/1/15	28,775	30,094
Bank of America Corp.	4.750%	8/1/15	575	609
Bank of America Corp.	3.700%	9/1/15	6,735	7,042
Bank of America Corp.	1.500%	10/9/15	7,215	7,287
Bank of America Corp.	5.250%	12/1/15	6,000	6,423
Bank of America Corp.	1.250%	1/11/16	4,600	4,615
Bank of America Corp.	3.625%	3/17/16	25,125	26,395
Bank of America Corp.	3.750%	7/12/16	14,750	15,678
Bank of America Corp.	6.500%	8/1/16	19,855	22,383
Bank of America Corp.	5.750%	8/15/16	3,900	4,287
Bank of America Corp.	7.800%	9/15/16	2,967	3,440
Bank of America Corp.	5.625%	10/14/16	1,950	2,168
Bank of America Corp.	1.350%	11/21/16	3,100	3,093
Bank of America Corp.	5.420%	3/15/17	3,850	4,229
Bank of America Corp.	3.875%	3/22/17	2,500	2,668
Bank of America Corp.	6.000%	9/1/17	7,467	8,520
Bank of America Corp.	5.750%	12/1/17	19,600	22,262
Bank of America Corp.	2.000%	1/11/18	11,725	11,691
Bank of America Corp.	5.650%	5/1/18	22,025	25,016
Bank of America NA	1.125%	11/14/16	7,975	7,973
Bank of America NA	5.300%	3/15/17	12,275	13,526
Bank of America NA	6.100%	6/15/17	250	283
Bank of Montreal	0.800%	11/6/15	4,250	4,269
Bank of Montreal	1.300%	7/15/16	5,025	5,062
Bank of Montreal	2.500%	1/11/17	11,225	11,533
Bank of Montreal	1.400%	9/11/17	2,767	2,720
Bank of Montreal	1.450%	4/9/18	11,100	10,819
Bank of New York Mellon Corp.	3.100%	1/15/15	10,500	10,787
Bank of New York Mellon Corp.	1.200%	2/20/15	5,000	5,038
Bank of New York Mellon Corp.	4.950%	3/15/15	1,700	1,784
Bank of New York Mellon Corp.	0.700%	10/23/15	2,000	2,002
Bank of New York Mellon Corp.	2.500%	1/15/16	3,250	3,354
Bank of New York Mellon Corp.	2.300%	7/28/16	5,050	5,211
Bank of New York Mellon Corp.	2.400%	1/17/17	2,575	2,646
Bank of New York Mellon Corp.	1.969%	6/20/17	2,000	2,017
Bank of New York Mellon Corp.	1.300%	1/25/18	1,100	1,072

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	1.350%	3/6/18	10,000	9,715
Bank of Nova Scotia	1.850%	1/12/15	5,865	5,953
Bank of Nova Scotia	3.400%	1/22/15	11,900	12,272
Bank of Nova Scotia	2.050%	10/7/15	7,375	7,560
Bank of Nova Scotia	0.750%	10/9/15	8,450	8,483
Bank of Nova Scotia	0.950%	3/15/16	4,000	4,004
Bank of Nova Scotia	2.900%	3/29/16	2,000	2,083
Bank of Nova Scotia	1.375%	7/15/16	3,150	3,179
Bank of Nova Scotia	1.100%	12/13/16	2,600	2,615
Bank of Nova Scotia	2.550%	1/12/17	16,175	16,779
Bank of Nova Scotia	1.375%	12/18/17	4,450	4,378
Bank of Nova Scotia	1.450%	4/25/18	1,500	1,460
Bank of Nova Scotia	2.050%	10/30/18	8,225	8,190
4 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	2,000	2,048
Bank One Corp.	4.900%	4/30/15	2,375	2,499
Barclays Bank plc	2.750%	2/23/15	3,875	3,963
Barclays Bank plc	3.900%	4/7/15	680	708
Barclays Bank plc	5.000%	9/22/16	8,775	9,650
BB&T Corp.	5.200%	12/23/15	7,379	7,964
BB&T Corp.	3.200%	3/15/16	4,075	4,270
BB&T Corp.	3.950%	4/29/16	3,250	3,466
BB&T Corp.	2.150%	3/22/17	2,950	2,990
BB&T Corp.	4.900%	6/30/17	2,000	2,193
BB&T Corp.	1.450%	1/12/18	5,900	5,761
BB&T Corp.	2.050%	6/19/18	6,860	6,797
BBVA US Senior SAU	4.664%	10/9/15	11,900	12,519
Bear Stearns Cos. LLC	5.300%	10/30/15	30	32
Bear Stearns Cos. LLC	5.550%	1/22/17	3,500	3,894
Bear Stearns Cos. LLC	6.400%	10/2/17	14,825	17,311
Bear Stearns Cos. LLC	7.250%	2/1/18	17,950	21,308
Bear Stearns Cos. LLC	4.650%	7/2/18	4,939	5,377
BNP Paribas SA	3.250%	3/11/15	3,425	3,525
BNP Paribas SA	3.600%	2/23/16	14,740	15,502
BNP Paribas SA	1.250%	12/12/16	3,250	3,248
BNP Paribas SA	2.375%	9/14/17	21,775	22,191
BNP Paribas SA	2.700%	8/20/18	9,075	9,207
BNP Paribas SA	2.400%	12/12/18	4,500	4,507
BNY Mellon NA	4.750%	12/15/14	1,300	1,351
BPCE SA	2.500%	12/10/18	7,200	7,145
Branch Banking & Trust Co.	1.450%	10/3/16	3,800	3,832
Branch Banking & Trust Co.	1.050%	12/1/16	825	822
Branch Banking & Trust Co.	2.300%	10/15/18	4,750	4,746
Canadian Imperial Bank of Commerce	0.900%	10/1/15	3,675	3,697
Canadian Imperial Bank of Commerce	2.350%	12/11/15	7,940	8,199
Canadian Imperial Bank of Commerce	1.550%	1/23/18	7,650	7,469
Capital One Bank USA NA	2.150%	11/21/18	1,200	1,191
Capital One Financial Corp.	2.150%	3/23/15	4,960	5,042
Capital One Financial Corp.	1.000%	11/6/15	2,525	2,526
Capital One Financial Corp.	3.150%	7/15/16	11,150	11,637
Capital One Financial Corp.	6.150%	9/1/16	8,075	8,995
Capital One Financial Corp.	6.750%	9/15/17	3,775	4,400
Capital One NA	1.500%	3/22/18	2,550	2,482
Citigroup Inc.	6.010%	1/15/15	7,982	8,401
Citigroup Inc.	2.650%	3/2/15	7,250	7,397
Citigroup Inc.	4.750%	5/19/15	8,299	8,726
Citigroup Inc.	4.700%	5/29/15	9,275	9,757
Citigroup Inc.	2.250%	8/7/15	5,000	5,103
Citigroup Inc.	4.587%	12/15/15	8,400	8,973
Citigroup Inc.	5.300%	1/7/16	7,850	8,476
Citigroup Inc.	1.250%	1/15/16	8,075	8,094
Citigroup Inc.	1.300%	4/1/16	4,479	4,484
Citigroup Inc.	3.953%	6/15/16	13,725	14,585
Citigroup Inc.	1.700%	7/25/16	5,450	5,500
Citigroup Inc.	4.450%	1/10/17	16,825	18,221

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	5.500%	2/15/17	11,850	13,053
Citigroup Inc.	6.000%	8/15/17	5,727	6,549
Citigroup Inc.	6.125%	11/21/17	19,075	21,982
Citigroup Inc.	1.750%	5/1/18	12,000	11,795
Citigroup Inc.	6.125%	5/15/18	8,600	9,969
Citigroup Inc.	2.500%	9/26/18	16,875	16,990
Comerica Bank	5.750%	11/21/16	1,000	1,123
Comerica Bank	5.200%	8/22/17	2,900	3,205
Comerica Inc.	4.800%	5/1/15	1,500	1,576
Comerica Inc.	3.000%	9/16/15	3,900	4,048
Commonwealth Bank of Australia	1.950%	3/16/15	9,000	9,154
Commonwealth Bank of Australia	1.250%	9/18/15	9,575	9,687
Commonwealth Bank of Australia	1.900%	9/18/17	4,075	4,067
Commonwealth Bank of Australia	2.500%	9/20/18	4,925	4,965
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	7,150	7,334
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,025	14,774
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	16,250	16,058
Countrywide Financial Corp.	6.250%	5/15/16	2,326	2,563
Credit Suisse	3.500%	3/23/15	10,444	10,800
Credit Suisse	6.000%	2/15/18	10,125	11,690
Credit Suisse USA Inc.	4.875%	1/15/15	5,755	6,012
Credit Suisse USA Inc.	5.125%	8/15/15	6,750	7,232
Credit Suisse USA Inc.	5.375%	3/2/16	9,096	9,987
Deutsche Bank AG	3.450%	3/30/15	10,350	10,684
Deutsche Bank AG	3.250%	1/11/16	14,175	14,814
Deutsche Bank AG	6.000%	9/1/17	15,550	17,750
Discover Bank	2.000%	2/21/18	3,500	3,439
Discover Financial Services	6.450%	6/12/17	2,575	2,910
Fifth Third Bancorp	3.625%	1/25/16	9,425	9,884
Fifth Third Bancorp	4.500%	6/1/18	4,175	4,473
Fifth Third Bank	4.750%	2/1/15	2,800	2,917
Fifth Third Bank	0.900%	2/26/16	500	497
Fifth Third Bank	1.150%	11/18/16	650	649
Fifth Third Bank	1.450%	2/28/18	2,500	2,424
First Horizon National Corp.	5.375%	12/15/15	4,325	4,650
Goldman Sachs Group Inc.	5.125%	1/15/15	8,850	9,243
Goldman Sachs Group Inc.	3.300%	5/3/15	7,450	7,673
Goldman Sachs Group Inc.	3.700%	8/1/15	20,175	21,019
Goldman Sachs Group Inc.	1.600%	11/23/15	6,875	6,943
Goldman Sachs Group Inc.	5.350%	1/15/16	11,650	12,586
Goldman Sachs Group Inc.	3.625%	2/7/16	23,725	24,819
Goldman Sachs Group Inc.	5.750%	10/1/16	7,450	8,299
Goldman Sachs Group Inc.	5.625%	1/15/17	11,625	12,800
Goldman Sachs Group Inc.	6.250%	9/1/17	15,550	17,815
Goldman Sachs Group Inc.	5.950%	1/18/18	28,500	32,406
Goldman Sachs Group Inc.	2.375%	1/22/18	11,450	11,476
Goldman Sachs Group Inc.	6.150%	4/1/18	22,158	25,421
Goldman Sachs Group Inc.	2.900%	7/19/18	16,700	16,980
HSBC Bank USA NA	6.000%	8/9/17	1,050	1,181
HSBC USA Inc.	2.375%	2/13/15	9,825	10,018
HSBC USA Inc.	1.625%	1/16/18	11,650	11,497
HSBC USA Inc.	2.625%	9/24/18	3,750	3,815
Huntington Bancshares Inc.	2.600%	8/2/18	1,625	1,624
Huntington National Bank	1.350%	8/2/16	1,575	1,578
Huntington National Bank	1.300%	11/20/16	2,750	2,743
Intesa Sanpaolo SPA	3.125%	1/15/16	8,775	8,925
Intesa Sanpaolo SPA	3.875%	1/16/18	9,825	9,993
JPMorgan Chase & Co.	3.700%	1/20/15	14,950	15,404
JPMorgan Chase & Co.	4.750%	3/1/15	3,550	3,713
JPMorgan Chase & Co.	1.875%	3/20/15	6,550	6,638
JPMorgan Chase & Co.	5.250%	5/1/15	3,975	4,191
JPMorgan Chase & Co.	3.400%	6/24/15	13,760	14,294
JPMorgan Chase & Co.	5.150%	10/1/15	3,000	3,212
JPMorgan Chase & Co.	1.100%	10/15/15	12,275	12,321

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.600%	1/15/16	7,723	7,999
JPMorgan Chase & Co.	1.125%	2/26/16	6,125	6,130
JPMorgan Chase & Co.	3.450%	3/1/16	16,265	17,046
JPMorgan Chase & Co.	3.150%	7/5/16	28,975	30,336
JPMorgan Chase & Co.	2.000%	8/15/17	9,038	9,146
JPMorgan Chase & Co.	6.000%	1/15/18	27,725	31,916
JPMorgan Chase & Co.	1.800%	1/25/18	3,450	3,421
JPMorgan Chase & Co.	1.625%	5/15/18	12,525	12,255
JPMorgan Chase Bank NA	5.875%	6/13/16	375	414
JPMorgan Chase Bank NA	6.000%	7/5/17	3,000	3,391
JPMorgan Chase Bank NA	6.000%	10/1/17	16,575	18,946
KeyBank NA	4.950%	9/15/15	1,000	1,062
KeyBank NA	5.450%	3/3/16	3,525	3,833
KeyBank NA	1.650%	2/1/18	12,725	12,470
KeyCorp	3.750%	8/13/15	3,529	3,691
KeyCorp	2.300%	12/13/18	1,150	1,141
Lloyds Bank plc	4.875%	1/21/16	12,800	13,763
Lloyds Bank plc	4.200%	3/28/17	1,150	1,234
Lloyds Bank plc	2.300%	11/27/18	6,575	6,555
Manufacturers & Traders Trust Co.	6.625%	12/4/17	3,550	4,111
Manufacturers & Traders Trust Co.	1.450%	3/7/18	250	243
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	900	921
Merrill Lynch & Co. Inc.	5.000%	1/15/15	10,400	10,832
Merrill Lynch & Co. Inc.	6.050%	5/16/16	7,690	8,447
Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,000	5,548
Merrill Lynch & Co. Inc.	6.400%	8/28/17	12,600	14,531
Merrill Lynch & Co. Inc.	6.875%	4/25/18	28,160	33,260
Merrill Lynch & Co. Inc.	6.875%	11/15/18	5,025	5,982
Morgan Stanley	4.100%	1/26/15	8,075	8,347
Morgan Stanley	6.000%	4/28/15	11,375	12,117
Morgan Stanley	4.000%	7/24/15	3,000	3,136
Morgan Stanley	5.375%	10/15/15	7,465	8,029
Morgan Stanley	3.450%	11/2/15	6,925	7,223
Morgan Stanley	1.750%	2/25/16	6,800	6,888
Morgan Stanley	3.800%	4/29/16	13,500	14,265
Morgan Stanley	5.750%	10/18/16	10,150	11,311
Morgan Stanley	5.450%	1/9/17	9,975	11,031
Morgan Stanley	4.750%	3/22/17	9,065	9,908
Morgan Stanley	5.550%	4/27/17	9,750	10,824
Morgan Stanley	6.250%	8/28/17	7,125	8,153
Morgan Stanley	5.950%	12/28/17	10,850	12,366
Morgan Stanley	6.625%	4/1/18	23,209	27,078
Morgan Stanley	2.125%	4/25/18	15,100	15,007
Murray Street Investment Trust I	4.647%	3/9/17	8,650	9,323
National Australia Bank Ltd.	2.000%	3/9/15	5,475	5,574
National Australia Bank Ltd.	1.600%	8/7/15	7,000	7,102
National Australia Bank Ltd.	0.900%	1/20/16	2,500	2,500
National Australia Bank Ltd.	1.300%	7/25/16	3,050	3,068
National Australia Bank Ltd.	2.750%	3/9/17	7,475	7,715
National Australia Bank Ltd.	2.300%	7/25/18	5,025	5,063
National Bank of Canada	1.500%	6/26/15	2,400	2,433
National Bank of Canada	1.450%	11/7/17	3,350	3,269
National City Bank	5.800%	6/7/17	2,225	2,506
Northern Trust Co.	6.500%	8/15/18	1,275	1,504
PNC Bank NA	1.150%	11/1/16	4,600	4,596
PNC Bank NA	4.875%	9/21/17	300	329
PNC Bank NA	6.000%	12/7/17	1,125	1,282
PNC Funding Corp.	5.400%	6/10/14	300	306
PNC Funding Corp.	3.625%	2/8/15	18,675	19,290
PNC Funding Corp.	5.250%	11/15/15	2,100	2,260
PNC Funding Corp.	2.700%	9/19/16	6,450	6,718
PNC Funding Corp.	5.625%	2/1/17	6,977	7,734
Regions Financial Corp.	5.750%	6/15/15	2,150	2,289
Regions Financial Corp.	2.000%	5/15/18	7,375	7,159

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Canada	1.150%	3/13/15	250	252
Royal Bank of Canada	0.800%	10/30/15	15,425	15,476
Royal Bank of Canada	2.625%	12/15/15	14,925	15,499
Royal Bank of Canada	0.850%	3/8/16	4,750	4,737
Royal Bank of Canada	2.875%	4/19/16	200	209
Royal Bank of Canada	2.300%	7/20/16	2,325	2,405
Royal Bank of Canada	1.450%	9/9/16	4,375	4,424
Royal Bank of Canada	1.500%	1/16/18	6,275	6,158
Royal Bank of Canada	2.200%	7/27/18	9,925	9,979
Royal Bank of Scotland Group plc	2.550%	9/18/15	11,244	11,503
4 Royal Bank of Scotland plc	4.875%	8/25/14	2,400	2,458
Royal Bank of Scotland plc	4.875%	3/16/15	4,525	4,729
Royal Bank of Scotland plc	3.950%	9/21/15	5,302	5,570
Royal Bank of Scotland plc	4.375%	3/16/16	7,000	7,472
Santander Bank NA	8.750%	5/30/18	2,825	3,396
Santander Holdings USA Inc.	3.000%	9/24/15	275	282
Santander Holdings USA Inc.	4.625%	4/19/16	4,250	4,525
Santander Holdings USA Inc.	3.450%	8/27/18	3,625	3,706
Societe Generale SA	2.750%	10/12/17	5,675	5,815
Societe Generale SA	2.625%	10/1/18	9,200	9,244
State Street Bank & Trust Co.	5.250%	10/15/18	775	870
State Street Corp.	2.875%	3/7/16	4,438	4,618
State Street Corp.	4.956%	3/15/18	6,619	7,197
State Street Corp.	1.350%	5/15/18	4,675	4,536
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	4,825	4,865
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	800	798
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	3,150	3,169
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	5,800	5,751
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	3,075	2,996
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,425	2,440
SunTrust Bank	7.250%	3/15/18	3,200	3,771
SunTrust Banks Inc.	3.600%	4/15/16	10,225	10,766
SunTrust Banks Inc.	3.500%	1/20/17	2,085	2,197
SunTrust Banks Inc.	6.000%	9/11/17	1,615	1,836
Svenska Handelsbanken AB	3.125%	7/12/16	7,500	7,843
Svenska Handelsbanken AB	2.875%	4/4/17	3,550	3,696
Svenska Handelsbanken AB	1.625%	3/21/18	8,075	7,954
Toronto-Dominion Bank	2.500%	7/14/16	4,585	4,756
Toronto-Dominion Bank	2.375%	10/19/16	11,400	11,841
Toronto-Dominion Bank	1.400%	4/30/18	9,075	8,850
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,259
UBS AG	3.875%	1/15/15	10,400	10,747
UBS AG	5.875%	7/15/16	4,800	5,324
UBS AG	5.875%	12/20/17	15,450	17,693
UBS AG	5.750%	4/25/18	6,701	7,670
Union Bank NA	5.950%	5/11/16	2,300	2,544
Union Bank NA	1.500%	9/26/16	4,425	4,468
Union Bank NA	2.125%	6/16/17	2,575	2,610
Union Bank NA	2.625%	9/26/18	8,550	8,686
US Bancorp	3.150%	3/4/15	4,800	4,949
US Bancorp	2.450%	7/27/15	1,750	1,799
US Bancorp	3.442%	2/1/16	4,325	4,502
US Bancorp	2.200%	11/15/16	9,605	9,903
US Bancorp	1.650%	5/15/17	6,000	6,046
US Bancorp	1.950%	11/15/18	4,225	4,193
US Bank NA	6.300%	2/4/14	1,850	1,859
3 US Bank NA	3.778%	4/29/20	1,000	1,036
Vesey Street Investment Trust I	4.404%	9/1/16	1,900	2,038
Wachovia Bank NA	5.000%	8/15/15	7,000	7,452
Wachovia Bank NA	5.600%	3/15/16	400	437
Wachovia Bank NA	6.000%	11/15/17	1,875	2,161
Wachovia Corp.	5.625%	10/15/16	18,050	20,200
Wachovia Corp.	5.750%	6/15/17	4,450	5,079
Wachovia Corp.	5.750%	2/1/18	15,350	17,675

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	1.250%	2/13/15	14,675	14,798
Wells Fargo & Co.	3.625%	4/15/15	8,100	8,416
Wells Fargo & Co.	1.500%	7/1/15	8,825	8,955
Wells Fargo & Co.	3.676%	6/15/16	21,325	22,648
Wells Fargo & Co.	1.250%	7/20/16	10,075	10,124
Wells Fargo & Co.	5.125%	9/15/16	2,500	2,746
Wells Fargo & Co.	2.625%	12/15/16	8,115	8,486
Wells Fargo & Co.	2.100%	5/8/17	2,900	2,954
Wells Fargo & Co.	5.625%	12/11/17	21,145	24,230
Wells Fargo & Co.	1.500%	1/16/18	5,650	5,585
Wells Fargo Bank NA	4.750%	2/9/15	6,112	6,373
Wells Fargo Bank NA	5.750%	5/16/16	4,825	5,322
Westpac Banking Corp.	4.200%	2/27/15	5,875	6,124
Westpac Banking Corp.	3.000%	8/4/15	13,625	14,158
Westpac Banking Corp.	1.125%	9/25/15	4,175	4,219
Westpac Banking Corp.	3.000%	12/9/15	7,080	7,394
Westpac Banking Corp.	0.950%	1/12/16	3,825	3,830
Westpac Banking Corp.	1.050%	11/25/16	300	299
Westpac Banking Corp.	2.000%	8/14/17	17,350	17,448
Westpac Banking Corp.	1.600%	1/12/18	5,300	5,225
Zions Bancorporation	4.500%	3/27/17	2,400	2,539
Brokerage (0.2%)
Ameriprise Financial Inc.	5.650%	11/15/15	2,250	2,447
BlackRock Inc.	3.500%	12/10/14	5,050	5,196
BlackRock Inc.	1.375%	6/1/15	600	608
BlackRock Inc.	6.250%	9/15/17	200	232
Charles Schwab Corp.	0.850%	12/4/15	1,300	1,299
Charles Schwab Corp.	2.200%	7/25/18	825	825
Eaton Vance Corp.	6.500%	10/2/17	242	275
Franklin Resources Inc.	3.125%	5/20/15	1,400	1,443
Franklin Resources Inc.	1.375%	9/15/17	2,300	2,251
Jefferies Group LLC	3.875%	11/9/15	5,200	5,437
Jefferies Group LLC	5.125%	4/13/18	4,250	4,583
Lazard Group LLC	6.850%	6/15/17	2,925	3,309
Leucadia National Corp.	8.125%	9/15/15	1,000	1,107
Nomura Holdings Inc.	5.000%	3/4/15	6,000	6,264
Nomura Holdings Inc.	4.125%	1/19/16	7,000	7,369
Nomura Holdings Inc.	2.000%	9/13/16	8,750	8,807
Raymond James Financial Inc.	4.250%	4/15/16	575	611
TD Ameritrade Holding Corp.	4.150%	12/1/14	2,775	2,866
Finance Companies (0.7%)
Air Lease Corp.	5.625%	4/1/17	3,225	3,548
Ares Capital Corp.	4.875%	11/30/18	2,100	2,154
GATX Corp.	3.500%	7/15/16	3,960	4,134
3 GE Capital Trust I	6.375%	11/15/67	2,060	2,230
General Electric Capital Corp.	3.750%	11/14/14	20,200	20,795
General Electric Capital Corp.	2.150%	1/9/15	1,085	1,105
General Electric Capital Corp.	4.875%	3/4/15	4,350	4,570
General Electric Capital Corp.	3.500%	6/29/15	6,000	6,262
General Electric Capital Corp.	1.625%	7/2/15	10,566	10,735
General Electric Capital Corp.	4.375%	9/21/15	8,500	9,018
General Electric Capital Corp.	2.250%	11/9/15	25,675	26,461
General Electric Capital Corp.	1.000%	12/11/15	14,610	14,748
General Electric Capital Corp.	1.000%	1/8/16	3,180	3,188
General Electric Capital Corp.	5.000%	1/8/16	325	351
General Electric Capital Corp.	2.950%	5/9/16	29,700	31,061
General Electric Capital Corp.	1.500%	7/12/16	250	253
General Electric Capital Corp.	2.900%	1/9/17	8,700	9,056
General Electric Capital Corp.	5.400%	2/15/17	9,600	10,673
General Electric Capital Corp.	2.300%	4/27/17	5,125	5,251
General Electric Capital Corp.	5.625%	9/15/17	8,200	9,327
General Electric Capital Corp.	1.600%	11/20/17	11,925	11,897
General Electric Capital Corp.	1.625%	4/2/18	3,850	3,807

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	5.625%	5/1/18	13,184	15,162
3 General Electric Capital Corp.	6.375%	11/15/67	10,975	11,880
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	4,625	4,793
HSBC Finance Corp.	5.250%	4/15/15	300	316
HSBC Finance Corp.	5.500%	1/19/16	20,725	22,500
Insurance (1.1%)
ACE INA Holdings Inc.	5.600%	5/15/15	2,050	2,187
ACE INA Holdings Inc.	2.600%	11/23/15	2,825	2,922
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,567
ACE INA Holdings Inc.	5.800%	3/15/18	1,500	1,716
Aetna Inc.	6.000%	6/15/16	4,330	4,835
Aetna Inc.	1.750%	5/15/17	200	199
Aetna Inc.	1.500%	11/15/17	11,200	11,033
Aflac Inc.	3.450%	8/15/15	749	783
Aflac Inc.	2.650%	2/15/17	4,755	4,910
Allied World Assurance Co. Ltd.	7.500%	8/1/16	4,500	5,149
3 Allstate Corp.	6.125%	5/15/67	1,150	1,202
American International Group Inc.	3.000%	3/20/15	4,050	4,158
American International Group Inc.	2.375%	8/24/15	825	843
American International Group Inc.	5.050%	10/1/15	2,000	2,144
American International Group Inc.	4.875%	9/15/16	10,700	11,737
American International Group Inc.	5.600%	10/18/16	2,175	2,425
American International Group Inc.	3.800%	3/22/17	6,425	6,848
American International Group Inc.	5.450%	5/18/17	5,655	6,320
American International Group Inc.	5.850%	1/16/18	10,925	12,530
American International Group Inc.	8.250%	8/15/18	19,110	23,927
Aon Corp.	3.500%	9/30/15	3,350	3,498
Aon Corp.	3.125%	5/27/16	3,000	3,128
Assurant Inc.	2.500%	3/15/18	700	685
Axis Capital Holdings Ltd.	5.750%	12/1/14	1,800	1,881
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,875	1,962
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	19,150	19,298
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	7,000	8,032
Berkshire Hathaway Inc.	3.200%	2/11/15	18,275	18,829
Berkshire Hathaway Inc.	2.200%	8/15/16	2,500	2,584
Berkshire Hathaway Inc.	1.900%	1/31/17	6,300	6,420
Berkshire Hathaway Inc.	1.550%	2/9/18	75	74
Chubb Corp.	5.750%	5/15/18	4,100	4,712
3 Chubb Corp.	6.375%	3/29/67	2,800	3,059
Cigna Corp.	2.750%	11/15/16	7,925	8,234
CNA Financial Corp.	6.500%	8/15/16	3,950	4,444
Genworth Holdings Inc.	8.625%	12/15/16	2,400	2,845
Genworth Holdings Inc.	6.515%	5/22/18	3,375	3,838
Hartford Financial Services Group Inc.	5.500%	10/15/16	4,525	5,030
Hartford Financial Services Group Inc.	5.375%	3/15/17	525	580
Hartford Financial Services Group Inc.	6.300%	3/15/18	680	781
ING US Inc.	2.900%	2/15/18	10,870	11,099
Lincoln National Corp.	4.300%	6/15/15	2,000	2,095
3 Lincoln National Corp.	7.000%	5/17/66	6,925	7,055
Loews Corp.	5.250%	3/15/16	1,275	1,390
Manulife Financial Corp.	3.400%	9/17/15	4,025	4,195
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,100	1,113
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	400	400
MetLife Inc.	5.000%	6/15/15	10,425	11,066
MetLife Inc.	6.750%	6/1/16	6,830	7,754
MetLife Inc.	6.817%	8/15/18	4,800	5,747
Principal Financial Group Inc.	1.850%	11/15/17	400	398
3 Progressive Corp.	6.700%	6/15/67	3,775	4,082
Prudential Financial Inc.	3.875%	1/14/15	4,675	4,829
Prudential Financial Inc.	6.200%	1/15/15	5,479	5,784
Prudential Financial Inc.	4.750%	9/17/15	11,120	11,852
Prudential Financial Inc.	3.000%	5/12/16	6,015	6,260
Prudential Financial Inc.	6.100%	6/15/17	250	285

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Prudential Financial Inc.	8.875%	6/15/68	2,581	3,142
3 Reinsurance Group of America Inc.	6.750%	12/15/65	2,800	2,775
3 StanCorp Financial Group Inc.	6.900%	6/1/67	1,000	997
Torchmark Corp.	6.375%	6/15/16	1,250	1,380
Transatlantic Holdings Inc.	5.750%	12/14/15	3,275	3,551
Travelers Cos. Inc.	5.500%	12/1/15	4,100	4,472
Travelers Cos. Inc.	6.250%	6/20/16	1,325	1,489
Travelers Cos. Inc.	5.800%	5/15/18	2,825	3,254
UnitedHealth Group Inc.	0.850%	10/15/15	4,132	4,152
UnitedHealth Group Inc.	1.875%	11/15/16	450	460
UnitedHealth Group Inc.	6.000%	6/15/17	2,775	3,194
UnitedHealth Group Inc.	1.400%	10/15/17	2,500	2,476
UnitedHealth Group Inc.	6.000%	2/15/18	7,875	9,083
Unum Group	7.125%	9/30/16	1,800	2,045
WellPoint Inc.	5.000%	12/15/14	1,475	1,537
WellPoint Inc.	1.250%	9/10/15	5,235	5,278
WellPoint Inc.	5.250%	1/15/16	8,025	8,676
WellPoint Inc.	2.375%	2/15/17	1,200	1,218
WellPoint Inc.	5.875%	6/15/17	1,885	2,131
WellPoint Inc.	1.875%	1/15/18	625	617
Willis Group Holdings plc	4.125%	3/15/16	2,525	2,647
Willis North America Inc.	6.200%	3/28/17	2,200	2,420
XL Group plc	5.250%	9/15/14	1,455	1,500
XLIT Ltd.	2.300%	12/15/18	1,100	1,083
Other Finance (0.0%)
IntercontinentalExchange Group Inc.	2.500%	10/15/18	425	428
NASDAQ OMX Group Inc.	4.000%	1/15/15	1,750	1,799
NYSE Euronext	2.000%	10/5/17	4,325	4,307
ORIX Corp.	4.710%	4/27/15	750	782
ORIX Corp.	5.000%	1/12/16	4,590	4,885
ORIX Corp.	3.750%	3/9/17	3,450	3,585
Real Estate Investment Trusts (0.4%)
Arden Realty LP	5.250%	3/1/15	1,250	1,305
AvalonBay Communities Inc.	5.750%	9/15/16	1,250	1,397
BioMed Realty LP	3.850%	4/15/16	3,700	3,860
Brandywine Operating Partnership LP	5.700%	5/1/17	3,475	3,803
Brandywine Operating Partnership LP	4.950%	4/15/18	200	214
BRE Properties Inc.	5.500%	3/15/17	2,175	2,384
CommonWealth REIT	6.250%	6/15/17	2,200	2,336
CommonWealth REIT	6.650%	1/15/18	2,850	3,120
Digital Realty Trust LP	4.500%	7/15/15	5,225	5,453
Duke Realty LP	7.375%	2/15/15	2,700	2,888
ERP Operating LP	6.584%	4/13/15	820	879
ERP Operating LP	5.125%	3/15/16	2,565	2,791
ERP Operating LP	5.375%	8/1/16	3,575	3,947
ERP Operating LP	5.750%	6/15/17	4,507	5,055
HCP Inc.	3.750%	2/1/16	4,600	4,822
HCP Inc.	6.300%	9/15/16	1,000	1,125
HCP Inc.	6.700%	1/30/18	4,500	5,216
Health Care REIT Inc.	3.625%	3/15/16	4,950	5,182
Health Care REIT Inc.	6.200%	6/1/16	975	1,082
Health Care REIT Inc.	4.700%	9/15/17	50	54
Health Care REIT Inc.	2.250%	3/15/18	6,514	6,444
Hospitality Properties Trust	5.625%	3/15/17	2,575	2,799
Hospitality Properties Trust	6.700%	1/15/18	2,000	2,224
Kilroy Realty LP	5.000%	11/3/15	2,325	2,485
Kilroy Realty LP	4.800%	7/15/18	850	913
Kimco Realty Corp.	5.783%	3/15/16	1,025	1,120
Kimco Realty Corp.	5.700%	5/1/17	1,500	1,666
Kimco Realty Corp.	4.300%	2/1/18	1,250	1,328
Liberty Property LP	5.125%	3/2/15	4,500	4,697
Mack-Cali Realty LP	2.500%	12/15/17	1,650	1,642
ProLogis LP	4.500%	8/15/17	200	216

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ProLogis LP	6.625%	5/15/18	5,109	5,964
Realty Income Corp.	2.000%	1/31/18	3,700	3,624
Regency Centers LP	5.250%	8/1/15	3,200	3,395
Senior Housing Properties Trust	4.300%	1/15/16	1,000	1,037
Simon Property Group LP	4.200%	2/1/15	6,100	6,279
Simon Property Group LP	5.100%	6/15/15	3,000	3,192
Simon Property Group LP	5.250%	12/1/16	6,225	6,894
Simon Property Group LP	2.800%	1/30/17	4,500	4,616
Simon Property Group LP	2.150%	9/15/17	2,935	2,979
Simon Property Group LP	6.125%	5/30/18	3,225	3,735
Tanger Properties LP	6.150%	11/15/15	50	54
UDR Inc.	4.250%	6/1/18	850	895
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	1,100	1,144
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	7,700	7,570
Vornado Realty LP	4.250%	4/1/15	1,000	1,033
				3,374,539
Industrial (10.9%)
Basic Industry (0.8%)
Air Products & Chemicals Inc.	2.000%	8/2/16	3,975	4,064
Airgas Inc.	3.250%	10/1/15	2,950	3,057
Airgas Inc.	1.650%	2/15/18	1,650	1,612
Alcoa Inc.	5.550%	2/1/17	2,600	2,818
Alcoa Inc.	6.750%	7/15/18	5,875	6,672
Barrick North America Finance LLC	6.800%	9/15/18	575	662
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	3,250	3,270
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,650	2,709
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	15,926	15,949
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,675	1,867
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	12,665	12,627
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,475	3,661
CF Industries Inc.	6.875%	5/1/18	5,000	5,806
Dow Chemical Co.	2.500%	2/15/16	2,530	2,609
Dow Chemical Co.	5.700%	5/15/18	5,375	6,144
Eastman Chemical Co.	3.000%	12/15/15	1,025	1,063
Eastman Chemical Co.	2.400%	6/1/17	10,098	10,225
Ecolab Inc.	1.000%	8/9/15	1,987	1,994
Ecolab Inc.	3.000%	12/8/16	7,200	7,553
Ecolab Inc.	1.450%	12/8/17	3,725	3,650
EI du Pont de Nemours & Co.	3.250%	1/15/15	5,000	5,147
EI du Pont de Nemours & Co.	2.750%	4/1/16	2,000	2,086
EI du Pont de Nemours & Co.	5.250%	12/15/16	5,990	6,729
EI du Pont de Nemours & Co.	6.000%	7/15/18	7,325	8,512
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	125	126
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	1,875	1,894
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	13,180	13,160
Georgia-Pacific LLC	7.700%	6/15/15	1,250	1,370
Glencore Canada Corp.	6.000%	10/15/15	1,575	1,705
Goldcorp Inc.	2.125%	3/15/18	7,450	7,263
International Paper Co.	5.300%	4/1/15	3,000	3,166
International Paper Co.	5.250%	4/1/16	2,950	3,202
International Paper Co.	7.950%	6/15/18	12,075	14,755
Lubrizol Corp.	5.500%	10/1/14	1,850	1,920
Monsanto Co.	2.750%	4/15/16	1,250	1,305
Monsanto Co.	5.125%	4/15/18	925	1,040
Nucor Corp.	5.750%	12/1/17	5,609	6,384
Nucor Corp.	5.850%	6/1/18	1,300	1,475
Plum Creek Timberlands LP	5.875%	11/15/15	1,650	1,789
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	6,000	6,293
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,225	1,279
PPG Industries Inc.	1.900%	1/15/16	3,675	3,733
PPG Industries Inc.	6.650%	3/15/18	950	1,106
Praxair Inc.	4.625%	3/30/15	1,625	1,708
Praxair Inc.	5.375%	11/1/16	700	785

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Praxair Inc.	5.200%	3/15/17	1,250	1,387
Praxair Inc.	1.050%	11/7/17	7,000	6,840
Praxair Inc.	1.250%	11/7/18	2,500	2,401
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	11,695	11,886
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	2,025	2,085
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	1,950	2,010
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	4,525	5,323
Rio Tinto Finance USA plc	1.125%	3/20/15	2,670	2,685
Rio Tinto Finance USA plc	1.375%	6/17/16	5,000	5,032
Rio Tinto Finance USA plc	2.000%	3/22/17	10,700	10,734
Rio Tinto Finance USA plc	1.625%	8/21/17	2,500	2,496
Rio Tinto Finance USA plc	2.250%	12/14/18	3,750	3,728
Sherwin-Williams Co.	3.125%	12/15/14	1,900	1,946
Teck Resources Ltd.	3.150%	1/15/17	3,575	3,696
Teck Resources Ltd.	3.850%	8/15/17	50	53
Teck Resources Ltd.	2.500%	2/1/18	1,950	1,969
Vale Canada Ltd.	5.700%	10/15/15	1,125	1,205
Vale Overseas Ltd.	6.250%	1/11/16	5,425	5,908
Vale Overseas Ltd.	6.250%	1/23/17	9,500	10,547
Capital Goods (1.0%)
3M Co.	1.375%	9/29/16	5,650	5,735
3M Co.	1.000%	6/26/17	3,000	2,973
Black & Decker Corp.	5.750%	11/15/16	625	703
Boeing Capital Corp.	2.125%	8/15/16	4,675	4,824
Boeing Co.	3.500%	2/15/15	17,425	17,993
Boeing Co.	3.750%	11/20/16	700	756
Caterpillar Financial Services Corp.	1.050%	3/26/15	800	805
Caterpillar Financial Services Corp.	1.100%	5/29/15	2,320	2,341
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,000	2,114
Caterpillar Financial Services Corp.	0.700%	11/6/15	2,335	2,341
Caterpillar Financial Services Corp.	2.650%	4/1/16	1,725	1,790
Caterpillar Financial Services Corp.	2.050%	8/1/16	6,650	6,829
Caterpillar Financial Services Corp.	1.625%	6/1/17	15,000	14,971
Caterpillar Financial Services Corp.	1.250%	11/6/17	4,225	4,167
Caterpillar Financial Services Corp.	1.300%	3/1/18	4,250	4,140
Caterpillar Financial Services Corp.	5.450%	4/15/18	350	397
Caterpillar Financial Services Corp.	2.450%	9/6/18	2,800	2,838
Caterpillar Inc.	0.950%	6/26/15	7,230	7,279
Caterpillar Inc.	5.700%	8/15/16	675	758
Caterpillar Inc.	1.500%	6/26/17	5,125	5,115
Cooper US Inc.	2.375%	1/15/16	2,500	2,575
Cooper US Inc.	6.100%	7/1/17	500	569
Crane Co.	2.750%	12/15/18	2,500	2,494
CRH America Inc.	4.125%	1/15/16	8,500	8,969
CRH America Inc.	6.000%	9/30/16	4,350	4,864
Danaher Corp.	2.300%	6/23/16	1,500	1,548
Danaher Corp.	5.625%	1/15/18	700	801
Eaton Corp.	0.950%	11/2/15	100	100
Eaton Corp.	1.500%	11/2/17	8,200	8,085
Eaton Corp.	5.600%	5/15/18	3,725	4,190
Exelis Inc.	4.250%	10/1/16	1,175	1,240
General Dynamics Corp.	1.375%	1/15/15	6,000	6,061
General Dynamics Corp.	1.000%	11/15/17	6,000	5,823
General Electric Co.	0.850%	10/9/15	7,875	7,924
General Electric Co.	5.250%	12/6/17	29,850	33,869
Harsco Corp.	5.750%	5/15/18	1,220	1,280
Honeywell International Inc.	5.300%	3/1/18	1,525	1,732
Illinois Tool Works Inc.	5.150%	4/1/14	3,775	3,817
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	50	59
John Deere Capital Corp.	2.950%	3/9/15	13,675	14,077
John Deere Capital Corp.	0.875%	4/17/15	12,550	12,626
John Deere Capital Corp.	0.950%	6/29/15	5,690	5,736
John Deere Capital Corp.	0.700%	9/4/15	2,800	2,813

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.250%	6/7/16	150	155
John Deere Capital Corp.	1.850%	9/15/16	5,650	5,781
John Deere Capital Corp.	1.400%	3/15/17	8,000	7,984
John Deere Capital Corp.	1.300%	3/12/18	300	294
John Deere Capital Corp.	5.350%	4/3/18	350	394
John Deere Capital Corp.	1.950%	12/13/18	1,500	1,490
Joy Global Inc.	6.000%	11/15/16	875	976
L-3 Communications Corp.	3.950%	11/15/16	2,100	2,233
Lockheed Martin Corp.	2.125%	9/15/16	7,400	7,612
Martin Marietta Materials Inc.	6.600%	4/15/18	100	113
Mohawk Industries Inc.	6.125%	1/15/16	9,000	9,856
Northrop Grumman Corp.	1.750%	6/1/18	1,375	1,347
Owens Corning	6.500%	12/1/16	4,447	4,931
Pentair Finance SA	1.350%	12/1/15	1,000	1,006
Precision Castparts Corp.	0.700%	12/20/15	7,125	7,140
Precision Castparts Corp.	1.250%	1/15/18	4,075	3,991
Raytheon Co.	6.750%	3/15/18	3,000	3,553
Raytheon Co.	6.400%	12/15/18	500	593
Republic Services Inc.	3.800%	5/15/18	150	159
Roper Industries Inc.	1.850%	11/15/17	4,350	4,320
Roper Industries Inc.	2.050%	10/1/18	4,650	4,535
United Technologies Corp.	4.875%	5/1/15	10,000	10,586
United Technologies Corp.	1.800%	6/1/17	14,735	14,981
United Technologies Corp.	5.375%	12/15/17	2,410	2,747
Waste Management Inc.	6.375%	3/11/15	1,600	1,703
Waste Management Inc.	2.600%	9/1/16	2,500	2,584
Waste Management Inc.	6.100%	3/15/18	2,350	2,708
Communication (1.7%)
21st Century Fox America Inc.	5.300%	12/15/14	2,450	2,560
America Movil SAB de CV	5.750%	1/15/15	5,938	6,217
America Movil SAB de CV	3.625%	3/30/15	6,600	6,809
America Movil SAB de CV	2.375%	9/8/16	5,550	5,686
American Tower Corp.	4.625%	4/1/15	3,709	3,880
American Tower Corp.	4.500%	1/15/18	11,550	12,423
AT&T Inc.	2.500%	8/15/15	16,875	17,322
AT&T Inc.	0.800%	12/1/15	2,075	2,072
AT&T Inc.	0.900%	2/12/16	8,094	8,075
AT&T Inc.	2.950%	5/15/16	6,425	6,714
AT&T Inc.	5.625%	6/15/16	4,175	4,626
AT&T Inc.	2.400%	8/15/16	4,200	4,330
AT&T Inc.	1.600%	2/15/17	14,750	14,757
AT&T Inc.	1.700%	6/1/17	11,888	11,950
AT&T Inc.	1.400%	12/1/17	15,275	15,050
AT&T Inc.	5.500%	2/1/18	15,579	17,613
AT&T Inc.	5.600%	5/15/18	5,400	6,144
AT&T Inc.	2.375%	11/27/18	3,650	3,657
British Telecommunications plc	2.000%	6/22/15	14,550	14,802
British Telecommunications plc	5.950%	1/15/18	3,825	4,369
CBS Corp.	1.950%	7/1/17	1,925	1,936
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	2,325	2,303
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	10,000	12,716
Comcast Cable Communications LLC	8.875%	5/1/17	1,000	1,227
Comcast Corp.	6.500%	1/15/15	500	530
Comcast Corp.	5.850%	11/15/15	12,600	13,778
Comcast Corp.	5.900%	3/15/16	9,122	10,092
Comcast Corp.	4.950%	6/15/16	2,175	2,376
Comcast Corp.	6.500%	1/15/17	3,093	3,550
Comcast Corp.	6.300%	11/15/17	4,400	5,134
Comcast Corp.	5.875%	2/15/18	7,225	8,317
Comcast Corp.	5.700%	5/15/18	6,386	7,352
COX Communications Inc.	5.500%	10/1/15	1,775	1,905
Deutsche Telekom International Finance BV	5.750%	3/23/16	3,900	4,276
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,400	6,360

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	5,835	6,028
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	3,765	3,917
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	13,625	14,296
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	9,000	9,186
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	3,000	2,944
Discovery Communications LLC	3.700%	6/1/15	3,950	4,112
Embarq Corp.	7.082%	6/1/16	9,275	10,388
GTE Corp.	6.840%	4/15/18	2,200	2,564
NBCUniversal Media LLC	3.650%	4/30/15	4,650	4,836
NBCUniversal Media LLC	2.875%	4/1/16	9,250	9,625
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,325	2,294
Omnicom Group Inc.	5.900%	4/15/16	15,015	16,603
Orange SA	2.125%	9/16/15	600	610
Orange SA	2.750%	9/14/16	3,150	3,270
Qwest Corp.	6.500%	6/1/17	4,450	4,991
Rogers Communications Inc.	6.375%	3/1/14	200	202
Rogers Communications Inc.	7.500%	3/15/15	3,000	3,244
Rogers Communications Inc.	6.800%	8/15/18	4,190	5,001
Scripps Networks Interactive Inc.	2.700%	12/15/16	2,325	2,414
Telefonica Emisiones SAU	4.949%	1/15/15	3,388	3,522
Telefonica Emisiones SAU	3.729%	4/27/15	5,825	6,015
Telefonica Emisiones SAU	3.992%	2/16/16	12,500	13,109
Telefonica Emisiones SAU	6.421%	6/20/16	5,000	5,580
Telefonica Emisiones SAU	3.192%	4/27/18	6,400	6,523
Thomson Reuters Corp.	1.300%	2/23/17	5,000	4,973
Thomson Reuters Corp.	6.500%	7/15/18	325	377
Time Warner Cable Inc.	3.500%	2/1/15	1,125	1,155
Time Warner Cable Inc.	5.850%	5/1/17	8,800	9,635
Time Warner Cable Inc.	6.750%	7/1/18	12,000	13,562
Verizon Communications Inc.	4.900%	9/15/15	64	68
Verizon Communications Inc.	0.700%	11/2/15	518	517
Verizon Communications Inc.	5.550%	2/15/16	10,000	10,939
Verizon Communications Inc.	3.000%	4/1/16	12,830	13,383
Verizon Communications Inc.	2.500%	9/15/16	26,040	26,966
Verizon Communications Inc.	2.000%	11/1/16	5,265	5,384
Verizon Communications Inc.	5.500%	4/1/17	100	113
Verizon Communications Inc.	1.100%	11/1/17	4,500	4,402
Verizon Communications Inc.	5.500%	2/15/18	13,250	14,979
Verizon Communications Inc.	6.100%	4/15/18	7,375	8,544
Verizon Communications Inc.	3.650%	9/14/18	26,630	28,190
Verizon Communications Inc.	8.750%	11/1/18	454	581
Vodafone Group plc	5.000%	9/15/15	1,000	1,071
Vodafone Group plc	3.375%	11/24/15	4,527	4,741
Vodafone Group plc	0.900%	2/19/16	5,124	5,111
Vodafone Group plc	5.750%	3/15/16	5,350	5,869
Vodafone Group plc	5.625%	2/27/17	8,762	9,866
Vodafone Group plc	1.625%	3/20/17	5,200	5,194
Vodafone Group plc	1.250%	9/26/17	4,250	4,139
Vodafone Group plc	1.500%	2/19/18	7,000	6,831
Vodafone Group plc	4.625%	7/15/18	5,320	5,882
WPP Finance UK	8.000%	9/15/14	4,475	4,694
Consumer Cyclical (1.6%)
Amazon.com Inc.	0.650%	11/27/15	9,372	9,371
Amazon.com Inc.	1.200%	11/29/17	4,200	4,123
American Honda Finance Corp.	1.125%	10/7/16	5,500	5,513
American Honda Finance Corp.	2.125%	10/10/18	4,900	4,864
AutoZone Inc.	5.500%	11/15/15	1,075	1,164
AutoZone Inc.	7.125%	8/1/18	3,975	4,730
Brinker International Inc.	2.600%	5/15/18	850	841
Carnival Corp.	1.200%	2/5/16	1,950	1,945
Carnival Corp.	1.875%	12/15/17	2,525	2,505
Costco Wholesale Corp.	0.650%	12/7/15	5,825	5,845
Costco Wholesale Corp.	5.500%	3/15/17	2,225	2,502

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Costco Wholesale Corp.	1.125%	12/15/17	9,525	9,354
CVS Caremark Corp.	3.250%	5/18/15	11,550	11,950
CVS Caremark Corp.	6.125%	8/15/16	600	676
CVS Caremark Corp.	1.200%	12/5/16	1,000	1,003
CVS Caremark Corp.	5.750%	6/1/17	4,910	5,576
CVS Caremark Corp.	2.250%	12/5/18	1,500	1,503
Dollar General Corp.	4.125%	7/15/17	4,000	4,255
eBay Inc.	1.625%	10/15/15	1,975	2,014
eBay Inc.	1.350%	7/15/17	4,475	4,469
Expedia Inc.	7.456%	8/15/18	2,500	2,913
Ford Motor Credit Co. LLC	3.875%	1/15/15	10,425	10,756
Ford Motor Credit Co. LLC	7.000%	4/15/15	14,725	15,838
Ford Motor Credit Co. LLC	2.750%	5/15/15	7,175	7,360
Ford Motor Credit Co. LLC	12.000%	5/15/15	4,650	5,333
Ford Motor Credit Co. LLC	5.625%	9/15/15	7,400	7,952
Ford Motor Credit Co. LLC	2.500%	1/15/16	858	878
Ford Motor Credit Co. LLC	4.207%	4/15/16	12,700	13,535
Ford Motor Credit Co. LLC	3.984%	6/15/16	2,250	2,389
Ford Motor Credit Co. LLC	8.000%	12/15/16	5,300	6,260
Ford Motor Credit Co. LLC	4.250%	2/3/17	8,325	8,962
Ford Motor Credit Co. LLC	3.000%	6/12/17	4,902	5,083
Ford Motor Credit Co. LLC	6.625%	8/15/17	7,800	9,012
Ford Motor Credit Co. LLC	2.375%	1/16/18	9,150	9,237
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,206	12,446
Ford Motor Credit Co. LLC	2.875%	10/1/18	3,000	3,069
Historic TW Inc.	6.875%	6/15/18	550	656
Home Depot Inc.	5.400%	3/1/16	15,575	17,131
Home Depot Inc.	2.250%	9/10/18	5,875	5,971
Hyatt Hotels Corp.	3.875%	8/15/16	1,075	1,137
Johnson Controls Inc.	1.750%	3/1/14	1,000	1,002
Johnson Controls Inc.	5.500%	1/15/16	1,450	1,575
Johnson Controls Inc.	2.600%	12/1/16	800	829
Kohl's Corp.	6.250%	12/15/17	6,075	6,978
Lowe's Cos. Inc.	2.125%	4/15/16	500	513
Lowe's Cos. Inc.	5.400%	10/15/16	9,825	10,964
Lowe's Cos. Inc.	1.625%	4/15/17	5,450	5,501
Macy's Retail Holdings Inc.	7.875%	7/15/15	10,125	11,164
Macy's Retail Holdings Inc.	5.900%	12/1/16	4,062	4,560
Marriott International Inc.	6.200%	6/15/16	1,400	1,559
Marriott International Inc.	6.375%	6/15/17	1,275	1,452
McDonald's Corp.	0.750%	5/29/15	4,500	4,520
McDonald's Corp.	5.300%	3/15/17	500	560
McDonald's Corp.	5.800%	10/15/17	3,750	4,322
McDonald's Corp.	5.350%	3/1/18	4,836	5,506
Nordstrom Inc.	6.750%	6/1/14	1,150	1,179
Nordstrom Inc.	6.250%	1/15/18	1,475	1,706
PACCAR Financial Corp.	1.050%	6/5/15	1,300	1,310
PACCAR Financial Corp.	0.800%	2/8/16	2,750	2,747
PACCAR Financial Corp.	1.150%	8/16/16	5,125	5,140
PACCAR Financial Corp.	1.600%	3/15/17	1,350	1,346
Ralph Lauren Corp.	2.125%	9/26/18	1,700	1,699
Staples Inc.	2.750%	1/12/18	3,000	3,048
Starbucks Corp.	0.875%	12/5/16	2,700	2,689
Starbucks Corp.	6.250%	8/15/17	1,250	1,457
Starbucks Corp.	2.000%	12/5/18	1,975	1,960
Starwood Hotels & Resorts Worldwide Inc.	7.375%	11/15/15	115	128
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	2,105	2,433
Target Corp.	1.125%	7/18/14	1,050	1,055
Target Corp.	5.875%	7/15/16	3,225	3,636
Target Corp.	5.375%	5/1/17	5,850	6,585
Target Corp.	6.000%	1/15/18	4,450	5,137
Time Warner Inc.	3.150%	7/15/15	9,000	9,334
Time Warner Inc.	5.875%	11/15/16	50	56
TJX Cos. Inc.	4.200%	8/15/15	4,590	4,844

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	1.000%	2/17/15	5,325	5,358
Toyota Motor Credit Corp.	3.200%	6/17/15	11,200	11,638
Toyota Motor Credit Corp.	0.875%	7/17/15	13,125	13,190
Toyota Motor Credit Corp.	2.800%	1/11/16	7,225	7,501
Toyota Motor Credit Corp.	2.000%	9/15/16	6,500	6,657
Toyota Motor Credit Corp.	2.050%	1/12/17	9,000	9,201
Toyota Motor Credit Corp.	1.250%	10/5/17	3,155	3,094
Toyota Motor Credit Corp.	1.375%	1/10/18	2,150	2,114
Toyota Motor Credit Corp.	2.000%	10/24/18	11,000	10,969
Viacom Inc.	1.250%	2/27/15	8,800	8,842
Viacom Inc.	4.250%	9/15/15	2,300	2,429
Viacom Inc.	6.250%	4/30/16	7,500	8,371
Viacom Inc.	2.500%	12/15/16	1,425	1,474
Viacom Inc.	3.500%	4/1/17	2,850	3,022
Viacom Inc.	2.500%	9/1/18	1,000	1,009
Wal-Mart Stores Inc.	2.875%	4/1/15	5,130	5,292
Wal-Mart Stores Inc.	4.500%	7/1/15	689	731
Wal-Mart Stores Inc.	2.250%	7/8/15	5,050	5,193
Wal-Mart Stores Inc.	1.500%	10/25/15	14,975	15,261
Wal-Mart Stores Inc.	0.600%	4/11/16	5,383	5,380
Wal-Mart Stores Inc.	5.800%	2/15/18	11,390	13,168
Wal-Mart Stores Inc.	1.125%	4/11/18	4,675	4,554
Wal-Mart Stores Inc.	1.950%	12/15/18	475	474
Walgreen Co.	1.000%	3/13/15	14,450	14,517
Walgreen Co.	1.800%	9/15/17	6,825	6,879
Walt Disney Co.	1.350%	8/16/16	3,750	3,799
Walt Disney Co.	1.125%	2/15/17	11,436	11,416
Walt Disney Co.	1.100%	12/1/17	6,075	6,003
Western Union Co.	5.930%	10/1/16	2,150	2,387
Western Union Co.	2.875%	12/10/17	4,600	4,705
Wyndham Worldwide Corp.	2.950%	3/1/17	3,475	3,540
Wyndham Worldwide Corp.	2.500%	3/1/18	225	225
Yum! Brands Inc.	6.250%	4/15/16	150	167
Consumer Noncyclical (2.9%)
AbbVie Inc.	1.200%	11/6/15	25,490	25,765
AbbVie Inc.	1.750%	11/6/17	23,325	23,275
Actavis Inc.	1.875%	10/1/17	10,400	10,340
Allergan Inc.	1.350%	3/15/18	2,975	2,892
Altria Group Inc.	4.125%	9/11/15	11,125	11,755
Altria Group Inc.	9.700%	11/10/18	6,032	7,945
AmerisourceBergen Corp.	5.875%	9/15/15	2,175	2,359
Amgen Inc.	2.300%	6/15/16	3,550	3,662
Amgen Inc.	2.500%	11/15/16	2,625	2,726
Amgen Inc.	2.125%	5/15/17	16,600	16,880
Amgen Inc.	5.850%	6/1/17	11,725	13,324
Anheuser-Busch Cos. LLC	5.500%	1/15/18	3,875	4,407
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	4,150	4,056
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	7,550	7,833
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	10,000	10,046
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	15,910	16,631
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	19,130	19,083
Archer-Daniels-Midland Co.	8.375%	4/15/17	625	761
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,275	3,712
AstraZeneca plc	5.900%	9/15/17	8,000	9,155
Avon Products Inc.	2.375%	3/15/16	1,475	1,491
Avon Products Inc.	5.750%	3/1/18	2,356	2,534
Baxter International Inc.	4.625%	3/15/15	2,750	2,884
Baxter International Inc.	5.900%	9/1/16	3,300	3,718
Baxter International Inc.	5.375%	6/1/18	975	1,107
Baxter International Inc.	1.850%	6/15/18	7,530	7,490
Beam Inc.	1.875%	5/15/17	875	877
Beam Inc.	1.750%	6/15/18	925	902
Becton Dickinson & Co.	1.750%	11/8/16	300	305

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Biogen Idec Inc.	6.875%	3/1/18	4,950	5,815
Boston Scientific Corp.	6.250%	11/15/15	8,000	8,747
Boston Scientific Corp.	6.400%	6/15/16	6,000	6,717
Boston Scientific Corp.	5.125%	1/12/17	1,850	2,019
Bottling Group LLC	6.950%	3/15/14	9,725	9,849
Bristol-Myers Squibb Co.	0.875%	8/1/17	5,750	5,620
Bristol-Myers Squibb Co.	5.450%	5/1/18	4,025	4,599
Brown-Forman Corp.	2.500%	1/15/16	625	647
Brown-Forman Corp.	1.000%	1/15/18	2,275	2,195
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,925	2,033
Bunge Ltd. Finance Corp.	4.100%	3/15/16	1,375	1,452
Bunge Ltd. Finance Corp.	3.200%	6/15/17	3,475	3,580
Campbell Soup Co.	3.050%	7/15/17	1,975	2,067
Cardinal Health Inc.	4.000%	6/15/15	1,875	1,963
Cardinal Health Inc.	1.700%	3/15/18	8,550	8,394
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,450	1,407
Celgene Corp.	2.450%	10/15/15	5,600	5,764
Celgene Corp.	1.900%	8/15/17	2,150	2,141
Church & Dwight Co. Inc.	3.350%	12/15/15	1,225	1,282
Clorox Co.	5.000%	1/15/15	3,700	3,869
Coca-Cola Co.	1.500%	11/15/15	12,125	12,347
Coca-Cola Co.	1.800%	9/1/16	2,700	2,777
Coca-Cola Co.	5.350%	11/15/17	15,900	18,073
Coca-Cola Co.	1.150%	4/1/18	4,000	3,901
Coca-Cola Co.	1.650%	11/1/18	4,175	4,120
Coca-Cola Enterprises Inc.	2.125%	9/15/15	6,900	7,047
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,000	996
Coca-Cola HBC Finance BV	5.500%	9/17/15	2,000	2,138
Colgate-Palmolive Co.	2.625%	5/1/17	3,085	3,193
Colgate-Palmolive Co.	0.900%	5/1/18	2,050	1,971
Colgate-Palmolive Co.	1.500%	11/1/18	1,575	1,546
ConAgra Foods Inc.	1.300%	1/25/16	7,575	7,600
ConAgra Foods Inc.	1.900%	1/25/18	9,675	9,546
Covidien International Finance SA	1.350%	5/29/15	5,203	5,249
Covidien International Finance SA	2.800%	6/15/15	5,000	5,150
CR Bard Inc.	1.375%	1/15/18	3,175	3,083
Delhaize Group SA	6.500%	6/15/17	1,600	1,799
DENTSPLY International Inc.	2.750%	8/15/16	1,500	1,544
Diageo Capital plc	5.500%	9/30/16	4,450	4,984
Diageo Capital plc	1.500%	5/11/17	8,375	8,384
Diageo Capital plc	5.750%	10/23/17	3,875	4,421
Diageo Capital plc	1.125%	4/29/18	2,750	2,649
Diageo Finance BV	5.300%	10/28/15	3,075	3,332
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	4,600	4,777
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	2,962	3,494
Edwards Lifesciences Corp.	2.875%	10/15/18	1,925	1,922
Eli Lilly & Co.	5.200%	3/15/17	5,750	6,415
Express Scripts Holding Co.	2.100%	2/12/15	9,200	9,335
Express Scripts Holding Co.	3.125%	5/15/16	2,832	2,962
Express Scripts Holding Co.	3.500%	11/15/16	12,500	13,246
Express Scripts Holding Co.	2.650%	2/15/17	13,550	13,981
Genentech Inc.	4.750%	7/15/15	5,500	5,847
General Mills Inc.	5.200%	3/17/15	13,450	14,186
General Mills Inc.	5.700%	2/15/17	300	336
Genzyme Corp.	3.625%	6/15/15	5,125	5,350
Gilead Sciences Inc.	3.050%	12/1/16	3,500	3,698
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	2,825	2,814
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	13,295	15,291
GlaxoSmithKline Capital plc	1.500%	5/8/17	23,800	23,852
Hasbro Inc.	6.300%	9/15/17	375	425
Hershey Co.	4.850%	8/15/15	150	160
Hershey Co.	5.450%	9/1/16	700	783
Hershey Co.	1.500%	11/1/16	3,225	3,279
Ingredion Inc.	3.200%	11/1/15	350	363

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson & Johnson	5.550%	8/15/17	4,225	4,828
Johnson & Johnson	5.150%	7/15/18	6,600	7,555
Johnson & Johnson	1.650%	12/5/18	3,475	3,443
Kellogg Co.	1.125%	5/15/15	1,302	1,311
Kellogg Co.	4.450%	5/30/16	50	54
Kellogg Co.	1.875%	11/17/16	6,000	6,106
Kellogg Co.	1.750%	5/17/17	475	475
Kellogg Co.	3.250%	5/21/18	5,150	5,382
Kimberly-Clark Corp.	4.875%	8/15/15	175	187
Kimberly-Clark Corp.	6.125%	8/1/17	6,625	7,664
Kimberly-Clark Corp.	6.250%	7/15/18	675	796
Kimberly-Clark Corp.	7.500%	11/1/18	2,265	2,813
Kraft Foods Group Inc.	1.625%	6/4/15	3,200	3,243
Kraft Foods Group Inc.	2.250%	6/5/17	8,925	9,064
Kraft Foods Group Inc.	6.125%	8/23/18	4,533	5,280
Kroger Co.	3.900%	10/1/15	7,000	7,387
Kroger Co.	2.200%	1/15/17	1,075	1,093
Kroger Co.	2.300%	1/15/19	6,500	6,472
Laboratory Corp. of America Holdings	2.200%	8/23/17	3,125	3,141
Laboratory Corp. of America Holdings	2.500%	11/1/18	1,425	1,411
Life Technologies Corp.	4.400%	3/1/15	4,475	4,660
Life Technologies Corp.	3.500%	1/15/16	1,725	1,792
Lorillard Tobacco Co.	3.500%	8/4/16	7,150	7,522
Mattel Inc.	2.500%	11/1/16	1,150	1,186
Mattel Inc.	1.700%	3/15/18	1,300	1,274
McKesson Corp.	0.950%	12/4/15	1,294	1,294
McKesson Corp.	3.250%	3/1/16	13,875	14,488
Mead Johnson Nutrition Co.	3.500%	11/1/14	5,225	5,343
Medco Health Solutions Inc.	2.750%	9/15/15	2,550	2,626
Medco Health Solutions Inc.	7.125%	3/15/18	8,735	10,342
Medtronic Inc.	4.500%	3/15/14	1,975	1,991
Medtronic Inc.	3.000%	3/15/15	5,300	5,470
Medtronic Inc.	2.625%	3/15/16	2,500	2,592
Medtronic Inc.	1.375%	4/1/18	4,100	4,022
Merck & Co. Inc.	2.250%	1/15/16	18,700	19,284
Merck & Co. Inc.	1.100%	1/31/18	13,350	13,007
Merck Sharp & Dohme Corp.	4.750%	3/1/15	4,875	5,115
Molson Coors Brewing Co.	2.000%	5/1/17	250	251
Mondelez International Inc.	4.125%	2/9/16	9,030	9,587
Mondelez International Inc.	6.500%	8/11/17	7,275	8,459
Mondelez International Inc.	6.125%	2/1/18	7,200	8,323
4 Mylan Inc.	1.800%	6/24/16	3,989	4,037
Mylan Inc.	1.350%	11/29/16	4,275	4,270
4 Mylan Inc.	2.600%	6/24/18	2,475	2,478
Newell Rubbermaid Inc.	2.050%	12/1/17	1,175	1,170
Novartis Capital Corp.	2.900%	4/24/15	13,225	13,666
PepsiAmericas Inc.	4.875%	1/15/15	1,525	1,593
PepsiCo Inc.	3.100%	1/15/15	2,900	2,980
PepsiCo Inc.	0.750%	3/5/15	1,000	1,003
PepsiCo Inc.	0.700%	8/13/15	50	50
PepsiCo Inc.	0.700%	2/26/16	12,000	11,956
PepsiCo Inc.	2.500%	5/10/16	5,000	5,187
PepsiCo Inc.	5.000%	6/1/18	4,899	5,518
PepsiCo Inc.	7.900%	11/1/18	5,925	7,440
4 Perrigo Co. plc	1.300%	11/8/16	3,100	3,091
4 Perrigo Co. plc	2.300%	11/8/18	3,000	2,961
Pfizer Inc.	5.350%	3/15/15	17,100	18,085
Pfizer Inc.	0.900%	1/15/17	10,000	9,939
Philip Morris International Inc.	2.500%	5/16/16	6,000	6,220
Philip Morris International Inc.	1.625%	3/20/17	404	407
Philip Morris International Inc.	1.125%	8/21/17	11,725	11,532
Philip Morris International Inc.	5.650%	5/16/18	8,425	9,691
Procter & Gamble Co.	3.500%	2/15/15	4,529	4,682
Procter & Gamble Co.	3.150%	9/1/15	1,300	1,358

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	1.800%	11/15/15	10,875	11,137
Procter & Gamble Co.	4.850%	12/15/15	5,500	5,953
Procter & Gamble Co.	1.450%	8/15/16	4,450	4,521
Quest Diagnostics Inc.	3.200%	4/1/16	2,100	2,186
Reynolds American Inc.	1.050%	10/30/15	2,850	2,859
Reynolds American Inc.	6.750%	6/15/17	4,725	5,430
Reynolds American Inc.	7.750%	6/1/18	150	181
Safeway Inc.	3.400%	12/1/16	5,000	5,209
Sanofi	2.625%	3/29/16	10,050	10,447
Sanofi	1.250%	4/10/18	10,035	9,779
Stryker Corp.	3.000%	1/15/15	1,500	1,539
Stryker Corp.	2.000%	9/30/16	3,075	3,158
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,750	2,828
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	9,813	10,127
Thermo Fisher Scientific Inc.	3.200%	5/1/15	1,600	1,649
Thermo Fisher Scientific Inc.	3.200%	3/1/16	3,300	3,451
Thermo Fisher Scientific Inc.	2.250%	8/15/16	8,000	8,185
Thermo Fisher Scientific Inc.	1.300%	2/1/17	295	294
Thermo Fisher Scientific Inc.	1.850%	1/15/18	4,000	3,983
Unilever Capital Corp.	0.450%	7/30/15	1,150	1,150
Unilever Capital Corp.	0.850%	8/2/17	6,375	6,206
Whirlpool Corp.	8.600%	5/1/14	1,100	1,129
Wyeth LLC	5.500%	2/15/16	5,600	6,158
Wyeth LLC	5.450%	4/1/17	900	1,013
Zimmer Holdings Inc.	1.400%	11/30/14	1,075	1,082
Zoetis Inc.	1.150%	2/1/16	5,400	5,413
Zoetis Inc.	1.875%	2/1/18	3,475	3,448
Energy (1.4%)
Anadarko Petroleum Corp.	6.375%	9/15/17	16,800	19,297
Apache Corp.	5.625%	1/15/17	150	169
Apache Corp.	1.750%	4/15/17	7,050	7,083
Apache Corp.	6.900%	9/15/18	1,750	2,114
BP Capital Markets plc	3.875%	3/10/15	10,925	11,360
BP Capital Markets plc	3.125%	10/1/15	15,725	16,447
BP Capital Markets plc	0.700%	11/6/15	4,175	4,190
BP Capital Markets plc	3.200%	3/11/16	10,550	11,081
BP Capital Markets plc	2.248%	11/1/16	1,000	1,037
BP Capital Markets plc	1.846%	5/5/17	5,600	5,642
BP Capital Markets plc	1.375%	11/6/17	9,150	9,019
BP Capital Markets plc	1.375%	5/10/18	8,975	8,727
BP Capital Markets plc	2.241%	9/26/18	3,675	3,687
Cameron International Corp.	1.150%	12/15/16	2,700	2,696
Cameron International Corp.	6.375%	7/15/18	4,525	5,296
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,000	4,486
Canadian Natural Resources Ltd.	5.700%	5/15/17	5,275	5,933
Canadian Natural Resources Ltd.	5.900%	2/1/18	1,025	1,166
Chevron Corp.	0.889%	6/24/16	3,000	3,010
Chevron Corp.	1.104%	12/5/17	5,975	5,874
Chevron Corp.	1.718%	6/24/18	9,150	9,121
ConocoPhillips	4.600%	1/15/15	11,600	12,094
ConocoPhillips	6.650%	7/15/18	2,180	2,611
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	2,000	2,246
ConocoPhillips Co.	1.050%	12/15/17	9,000	8,834
Devon Energy Corp.	2.400%	7/15/16	1,800	1,855
Devon Energy Corp.	1.875%	5/15/17	4,350	4,384
Encana Corp.	5.900%	12/1/17	1,275	1,446
Ensco plc	3.250%	3/15/16	8,025	8,386
EOG Resources Inc.	2.950%	6/1/15	1,725	1,786
EOG Resources Inc.	6.875%	10/1/18	2,850	3,447
FMC Technologies Inc.	2.000%	10/1/17	650	645
Halliburton Co.	1.000%	8/1/16	1,750	1,755
Halliburton Co.	2.000%	8/1/18	1,750	1,751

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halliburton Co.	5.900%	9/15/18	3,450	4,019
Marathon Oil Corp.	0.900%	11/1/15	3,310	3,319
Marathon Oil Corp.	5.900%	3/15/18	8,700	9,988
Marathon Petroleum Corp.	3.500%	3/1/16	3,550	3,727
Murphy Oil Corp.	2.500%	12/1/17	5,000	5,053
4 Nabors Industries Inc.	2.350%	9/15/16	4,400	4,469
Nabors Industries Inc.	6.150%	2/15/18	5,575	6,271
National Oilwell Varco Inc.	1.350%	12/1/17	3,500	3,463
Noble Holding International Ltd.	3.450%	8/1/15	5,100	5,290
Noble Holding International Ltd.	2.500%	3/15/17	700	702
Occidental Petroleum Corp.	2.500%	2/1/16	12,200	12,642
Occidental Petroleum Corp.	4.125%	6/1/16	2,800	3,012
Occidental Petroleum Corp.	1.750%	2/15/17	10,500	10,649
Occidental Petroleum Corp.	1.500%	2/15/18	1,500	1,479
Petro-Canada	6.050%	5/15/18	4,462	5,141
Petrohawk Energy Corp.	10.500%	8/1/14	2,400	2,418
Petrohawk Energy Corp.	7.875%	6/1/15	2,400	2,463
Petrohawk Energy Corp.	7.250%	8/15/18	1,650	1,776
Phillips 66	2.950%	5/1/17	14,132	14,708
Pioneer Natural Resources Co.	6.650%	3/15/17	5,000	5,743
Pioneer Natural Resources Co.	6.875%	5/1/18	1,450	1,706
Shell International Finance BV	3.100%	6/28/15	8,050	8,353
Shell International Finance BV	3.250%	9/22/15	2,850	2,983
Shell International Finance BV	0.625%	12/4/15	6,376	6,390
Shell International Finance BV	5.200%	3/22/17	5,000	5,600
Shell International Finance BV	1.125%	8/21/17	9,545	9,414
Shell International Finance BV	1.900%	8/10/18	6,700	6,666
Shell International Finance BV	2.000%	11/15/18	900	899
Southwestern Energy Co.	7.500%	2/1/18	2,550	3,015
Suncor Energy Inc.	6.100%	6/1/18	14,100	16,297
Talisman Energy Inc.	5.125%	5/15/15	4,150	4,339
Total Capital Canada Ltd.	1.450%	1/15/18	11,025	10,925
Total Capital International SA	0.750%	1/25/16	3,600	3,597
Total Capital International SA	1.000%	8/12/16	700	701
Total Capital International SA	1.500%	2/17/17	3,700	3,700
Total Capital International SA	1.550%	6/28/17	6,650	6,646
Total Capital SA	3.000%	6/24/15	11,025	11,434
Total Capital SA	3.125%	10/2/15	855	893
Total Capital SA	2.300%	3/15/16	8,394	8,642
Total Capital SA	2.125%	8/10/18	4,950	4,965
Transocean Inc.	4.950%	11/15/15	3,970	4,255
Transocean Inc.	5.050%	12/15/16	4,525	4,993
Transocean Inc.	2.500%	10/15/17	6,750	6,847
Transocean Inc.	6.000%	3/15/18	15,175	17,061
Valero Energy Corp.	4.500%	2/1/15	450	468
Valero Energy Corp.	6.125%	6/15/17	9,815	11,214
Weatherford International LLC	6.350%	6/15/17	8,235	9,337
Weatherford International Ltd.	6.000%	3/15/18	1,075	1,211
XTO Energy Inc.	6.250%	8/1/17	1,522	1,769
XTO Energy Inc.	5.500%	6/15/18	2,425	2,796
Technology (1.3%)
Adobe Systems Inc.	3.250%	2/1/15	3,925	4,035
Agilent Technologies Inc.	5.500%	9/14/15	3,180	3,428
Agilent Technologies Inc.	6.500%	11/1/17	4,775	5,530
Altera Corp.	1.750%	5/15/17	3,745	3,694
Altera Corp.	2.500%	11/15/18	2,550	2,533
Analog Devices Inc.	3.000%	4/15/16	2,113	2,207
Apple Inc.	0.450%	5/3/16	8,975	8,924
Apple Inc.	1.000%	5/3/18	23,325	22,574
Applied Materials Inc.	2.650%	6/15/16	2,500	2,596
Arrow Electronics Inc.	3.375%	11/1/15	4,200	4,353
Autodesk Inc.	1.950%	12/15/17	1,225	1,213
Avnet Inc.	6.625%	9/15/16	1,400	1,574

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baidu Inc.	2.250%	11/28/17	4,200	4,180
Baidu Inc.	3.250%	8/6/18	1,000	1,008
Broadcom Corp.	2.375%	11/1/15	1,100	1,130
Broadcom Corp.	2.700%	11/1/18	3,766	3,823
Cisco Systems Inc.	5.500%	2/22/16	21,925	24,137
Computer Sciences Corp.	2.500%	9/15/15	1,000	1,021
Computer Sciences Corp.	6.500%	3/15/18	2,525	2,910
Corning Inc.	1.450%	11/15/17	6,350	6,330
Dun & Bradstreet Corp.	2.875%	11/15/15	875	902
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,131
EMC Corp.	1.875%	6/1/18	19,825	19,625
Equifax Inc.	4.450%	12/1/14	1,000	1,033
Fidelity National Information Services Inc.	2.000%	4/15/18	1,250	1,217
Fiserv Inc.	3.125%	6/15/16	925	967
Fiserv Inc.	6.800%	11/20/17	2,725	3,141
Google Inc.	2.125%	5/19/16	5,575	5,761
Harris Corp.	5.950%	12/1/17	1,750	1,967
Hewlett-Packard Co.	2.350%	3/15/15	3,850	3,918
Hewlett-Packard Co.	2.125%	9/13/15	7,825	7,988
Hewlett-Packard Co.	2.200%	12/1/15	50	51
Hewlett-Packard Co.	2.650%	6/1/16	9,860	10,170
Hewlett-Packard Co.	3.000%	9/15/16	7,660	7,969
Hewlett-Packard Co.	3.300%	12/9/16	2,775	2,902
Hewlett-Packard Co.	2.600%	9/15/17	6,780	6,939
Hewlett-Packard Co.	5.500%	3/1/18	1,660	1,847
Intel Corp.	1.950%	10/1/16	11,100	11,434
Intel Corp.	1.350%	12/15/17	20,130	19,921
International Business Machines Corp.	0.550%	2/6/15	9,200	9,220
International Business Machines Corp.	0.750%	5/11/15	1,000	1,006
International Business Machines Corp.	2.000%	1/5/16	4,100	4,212
International Business Machines Corp.	0.450%	5/6/16	2,050	2,034
International Business Machines Corp.	1.950%	7/22/16	14,791	15,205
International Business Machines Corp.	1.250%	2/6/17	5,365	5,364
International Business Machines Corp.	5.700%	9/14/17	14,450	16,594
International Business Machines Corp.	1.250%	2/8/18	8,400	8,243
International Business Machines Corp.	7.625%	10/15/18	6,610	8,265
Intuit Inc.	5.750%	3/15/17	2,000	2,255
Jabil Circuit Inc.	8.250%	3/15/18	1,350	1,583
Juniper Networks Inc.	3.100%	3/15/16	500	515
KLA-Tencor Corp.	6.900%	5/1/18	3,600	4,223
Lexmark International Inc.	6.650%	6/1/18	2,675	3,001
Microsoft Corp.	1.625%	9/25/15	12,300	12,580
Microsoft Corp.	2.500%	2/8/16	3,900	4,052
Microsoft Corp.	1.625%	12/6/18	1,000	987
National Semiconductor Corp.	6.600%	6/15/17	2,575	3,007
NetApp Inc.	2.000%	12/15/17	2,500	2,492
Oracle Corp.	5.250%	1/15/16	4,989	5,441
Oracle Corp.	1.200%	10/15/17	20,950	20,662
Oracle Corp.	5.750%	4/15/18	5,455	6,319
Pitney Bowes Inc.	5.750%	9/15/17	2,200	2,429
Pitney Bowes Inc.	5.600%	3/15/18	1,825	1,977
4 Seagate HDD Cayman	3.750%	11/15/18	9,300	9,393
Symantec Corp.	2.750%	9/15/15	3,375	3,477
Symantec Corp.	2.750%	6/15/17	2,200	2,239
Tech Data Corp.	3.750%	9/21/17	2,500	2,590
Texas Instruments Inc.	0.450%	8/3/15	4,800	4,801
Texas Instruments Inc.	2.375%	5/16/16	11,225	11,644
Total System Services Inc.	2.375%	6/1/18	425	413
Tyco Electronics Group SA	1.600%	2/3/15	2,800	2,824
Tyco Electronics Group SA	6.550%	10/1/17	2,755	3,150
Xerox Corp.	4.250%	2/15/15	15,875	16,472
Xerox Corp.	6.400%	3/15/16	3,000	3,322
Xerox Corp.	2.950%	3/15/17	5,825	6,033
Xerox Corp.	6.350%	5/15/18	1,029	1,185

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transportation (0.2%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	5,625	6,352
Burlington Northern Santa Fe LLC	5.750%	3/15/18	2,221	2,546
Canadian National Railway Co.	5.800%	6/1/16	1,250	1,387
Canadian National Railway Co.	1.450%	12/15/16	5,425	5,470
Canadian National Railway Co.	5.850%	11/15/17	475	545
CSX Corp.	6.250%	4/1/15	1,925	2,058
CSX Corp.	5.600%	5/1/17	3,400	3,827
CSX Corp.	6.250%	3/15/18	8,475	9,811
JB Hunt Transport Services Inc.	3.375%	9/15/15	3,100	3,216
Norfolk Southern Corp.	5.750%	1/15/16	1,197	1,309
Norfolk Southern Corp.	7.700%	5/15/17	5,600	6,675
Ryder System Inc.	3.150%	3/2/15	1,450	1,488
Ryder System Inc.	3.600%	3/1/16	4,000	4,177
Ryder System Inc.	5.850%	11/1/16	100	111
Ryder System Inc.	2.500%	3/1/17	2,400	2,443
Ryder System Inc.	2.500%	3/1/18	2,500	2,512
Ryder System Inc.	2.450%	11/15/18	4,375	4,326
Southwest Airlines Co.	5.750%	12/15/16	20	22
3 UAL 2009-1 Pass Through Trust	10.400%	5/1/18	925	1,062
3 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	5,081	5,836
Union Pacific Corp.	5.750%	11/15/17	1,700	1,944
Union Pacific Corp.	5.700%	8/15/18	2,600	2,996
United Parcel Service Inc.	5.500%	1/15/18	5,975	6,827
				3,714,249
Utilities (1.6%)
Electric (1.0%)
Alabama Power Co.	0.550%	10/15/15	1,600	1,596
Ameren Illinois Co.	6.125%	11/15/17	2,000	2,282
American Electric Power Co. Inc.	1.650%	12/15/17	4,800	4,702
Appalachian Power Co.	3.400%	5/24/15	4,500	4,643
Arizona Public Service Co.	4.650%	5/15/15	975	1,024
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,225	2,494
CenterPoint Energy Inc.	6.500%	5/1/18	2,550	2,972
Cleveland Electric Illuminating Co.	5.700%	4/1/17	519	567
Cleveland Electric Illuminating Co.	8.875%	11/15/18	1,400	1,774
CMS Energy Corp.	6.550%	7/17/17	2,500	2,875
CMS Energy Corp.	5.050%	2/15/18	2,500	2,750
Commonwealth Edison Co.	4.700%	4/15/15	3,045	3,199
Commonwealth Edison Co.	5.950%	8/15/16	1,975	2,208
Commonwealth Edison Co.	1.950%	9/1/16	2,000	2,040
Commonwealth Edison Co.	6.150%	9/15/17	2,525	2,916
Commonwealth Edison Co.	5.800%	3/15/18	500	576
Connecticut Light & Power Co.	5.650%	5/1/18	650	744
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	3,400	3,786
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,320	6,149
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,525	1,864
Consumers Energy Co.	5.500%	8/15/16	2,550	2,842
Consumers Energy Co.	5.650%	9/15/18	2,625	3,022
4 Dayton Power & Light Co.	1.875%	9/15/16	1,550	1,562
Dominion Resources Inc.	5.150%	7/15/15	1,895	2,018
Dominion Resources Inc.	1.950%	8/15/16	6,050	6,150
Dominion Resources Inc.	6.000%	11/30/17	6,620	7,580
Dominion Resources Inc.	6.400%	6/15/18	750	878
Duke Energy Carolinas LLC	5.300%	10/1/15	793	857
Duke Energy Carolinas LLC	1.750%	12/15/16	5,000	5,103
Duke Energy Carolinas LLC	5.100%	4/15/18	5,525	6,210
Duke Energy Corp.	3.350%	4/1/15	2,000	2,061
Duke Energy Corp.	1.625%	8/15/17	9,040	9,005
Duke Energy Corp.	2.100%	6/15/18	2,125	2,115
Duke Energy Corp.	6.250%	6/15/18	695	804
Duke Energy Florida Inc.	5.100%	12/1/15	1,175	1,274
Duke Energy Florida Inc.	5.650%	6/15/18	3,425	3,931

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Progress Inc.	5.150%	4/1/15	2,000	2,114
Duke Energy Progress Inc.	5.250%	12/15/15	3,000	3,267
Enersis SA	7.375%	1/15/14	1,000	1,001
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	7,000	7,998
Exelon Corp.	4.900%	6/15/15	5,475	5,773
Exelon Generation Co. LLC	6.200%	10/1/17	5,025	5,675
Florida Power & Light Co.	5.550%	11/1/17	50	57
Georgia Power Co.	0.625%	11/15/15	4,730	4,729
Georgia Power Co.	3.000%	4/15/16	2,400	2,509
Georgia Power Co.	5.700%	6/1/17	3,200	3,604
Georgia Power Co.	5.400%	6/1/18	3,500	3,937
3 Integrys Energy Group Inc.	6.110%	12/1/66	1,000	1,010
Jersey Central Power & Light Co.	5.650%	6/1/17	1,125	1,244
Kentucky Utilities Co.	1.625%	11/1/15	2,550	2,598
LG&E & KU Energy LLC	2.125%	11/15/15	2,650	2,696
Louisville Gas & Electric Co.	1.625%	11/15/15	5,500	5,605
MidAmerican Energy Co.	5.950%	7/15/17	925	1,061
MidAmerican Energy Co.	5.300%	3/15/18	900	1,013
4 MidAmerican Energy Holdings Co.	1.100%	5/15/17	5,425	5,396
MidAmerican Energy Holdings Co.	5.750%	4/1/18	4,375	4,991
4 MidAmerican Energy Holdings Co.	2.000%	11/15/18	1,825	1,794
Mississippi Power Co.	2.350%	10/15/16	3,075	3,162
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	3,250	3,424
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	1,200	1,251
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	6,045	6,748
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	8,975	10,118
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	125	169
Nevada Power Co.	6.500%	5/15/18	4,725	5,585
Nevada Power Co.	6.500%	8/1/18	6,750	8,039
NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	750	754
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	1,900	1,950
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	4,800	5,424
3 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,225	2,225
3 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	5,050	5,151
Northeast Utilities	1.450%	5/1/18	3,700	3,570
Northern States Power Co.	1.950%	8/15/15	1,200	1,223
Northern States Power Co.	5.250%	3/1/18	2,325	2,636
NSTAR Electric Co.	5.625%	11/15/17	1,525	1,727
Ohio Power Co.	6.000%	6/1/16	425	470
Ohio Power Co.	6.050%	5/1/18	1,000	1,142
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	3,200	3,378
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,475	1,733
Pacific Gas & Electric Co.	5.625%	11/30/17	11,500	13,026
Pacific Gas & Electric Co.	8.250%	10/15/18	2,625	3,291
PacifiCorp	5.650%	7/15/18	4,150	4,760
Peco Energy Co.	1.200%	10/15/16	4,750	4,771
Peco Energy Co.	5.350%	3/1/18	1,775	2,014
Pennsylvania Electric Co.	6.050%	9/1/17	2,550	2,853
Pepco Holdings Inc.	2.700%	10/1/15	2,200	2,257
PPL Capital Funding Inc.	1.900%	6/1/18	2,625	2,567
PPL Energy Supply LLC	6.500%	5/1/18	1,500	1,665
Progress Energy Inc.	5.625%	1/15/16	2,500	2,721
PSEG Power LLC	5.500%	12/1/15	3,000	3,250
PSEG Power LLC	2.750%	9/15/16	300	311
PSEG Power LLC	5.320%	9/15/16	1,300	1,430
Public Service Co. of New Mexico	7.950%	5/15/18	3,531	4,197
Public Service Electric & Gas Co.	2.700%	5/1/15	1,814	1,867
Public Service Electric & Gas Co.	2.300%	9/15/18	8,225	8,310
Scottish Power Ltd.	5.375%	3/15/15	3,200	3,358
Sierra Pacific Power Co.	6.000%	5/15/16	1,000	1,118
South Carolina Electric & Gas Co.	5.250%	11/1/18	4,583	5,226
Southern California Edison Co.	4.150%	9/15/14	3,000	3,077
Southern California Edison Co.	5.500%	8/15/18	1,575	1,810
Southern Co.	2.375%	9/15/15	2,010	2,057

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Power Co.	4.875%	7/15/15	2,050	2,175
Southwestern Electric Power Co.	5.550%	1/15/17	2,825	3,107
Tampa Electric Co.	6.100%	5/15/18	2,845	3,304
TECO Finance Inc.	4.000%	3/15/16	375	398
TransAlta Corp.	4.750%	1/15/15	2,988	3,096
TransAlta Corp.	6.650%	5/15/18	1,725	1,938
Union Electric Co.	5.400%	2/1/16	5,000	5,423
Virginia Electric & Power Co.	5.400%	1/15/16	100	109
Virginia Electric & Power Co.	5.950%	9/15/17	2,125	2,451
Virginia Electric & Power Co.	1.200%	1/15/18	6,005	5,832
Virginia Electric & Power Co.	5.400%	4/30/18	75	85
Wisconsin Electric Power Co.	1.700%	6/15/18	500	494
3 Wisconsin Energy Corp.	6.250%	5/15/67	2,400	2,475
Xcel Energy Inc.	0.750%	5/9/16	1,050	1,041
Natural Gas (0.6%)
Boardwalk Pipelines LP	5.500%	2/1/17	2,025	2,212
Buckeye Partners LP	6.050%	1/15/18	400	449
Buckeye Partners LP	2.650%	11/15/18	1,000	987
CenterPoint Energy Resources Corp.	6.125%	11/1/17	3,212	3,684
CenterPoint Energy Resources Corp.	6.000%	5/15/18	1,800	2,072
Colorado Interstate Gas Co. LLC	6.800%	11/15/15	8,800	9,719
DCP Midstream Operating LP	2.500%	12/1/17	11,145	11,214
El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,025	3,359
Enbridge Energy Partners LP	6.500%	4/15/18	4,575	5,283
Enbridge Inc.	4.900%	3/1/15	4,950	5,180
Energy Transfer Partners LP	6.125%	2/15/17	8,200	9,169
Energy Transfer Partners LP	6.700%	7/1/18	14,000	16,247
5 Enron Corp.	9.125%	4/1/03	2,000	—
5 Enron Corp.	7.625%	9/10/04	1,000	—
Enterprise Products Operating LLC	5.600%	10/15/14	100	104
Enterprise Products Operating LLC	3.700%	6/1/15	1,000	1,041
Enterprise Products Operating LLC	1.250%	8/13/15	300	302
Enterprise Products Operating LLC	3.200%	2/1/16	2,025	2,118
Enterprise Products Operating LLC	6.300%	9/15/17	6,850	7,929
Enterprise Products Operating LLC	6.650%	4/15/18	3,025	3,567
3 Enterprise Products Operating LLC	8.375%	8/1/66	2,300	2,550
3 Enterprise Products Operating LLC	7.034%	1/15/68	3,822	4,223
5 Internorth Inc.	9.625%	3/15/06	1,500	—
Kinder Morgan Energy Partners LP	3.500%	3/1/16	2,660	2,787
Kinder Morgan Energy Partners LP	6.000%	2/1/17	8,000	8,990
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,750	12,227
National Grid plc	6.300%	8/1/16	3,450	3,878
Nisource Finance Corp.	5.250%	9/15/17	3,800	4,205
Nisource Finance Corp.	6.400%	3/15/18	7,375	8,488
ONEOK Inc.	5.200%	6/15/15	1,825	1,932
ONEOK Partners LP	3.250%	2/1/16	3,100	3,218
ONEOK Partners LP	2.000%	10/1/17	5,900	5,831
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	3,000	3,420
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	800	926
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,500	2,834
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,450	1,697
Sempra Energy	6.500%	6/1/16	4,200	4,719
Sempra Energy	2.300%	4/1/17	7,400	7,517
4 Southern Natural Gas Co. LLC	5.900%	4/1/17	1,325	1,488
Spectra Energy Capital LLC	6.200%	4/15/18	3,300	3,721
Spectra Energy Partners LP	2.950%	6/15/16	2,000	2,076
Spectra Energy Partners LP	2.950%	9/25/18	1,725	1,748
Texas Gas Transmission LLC	4.600%	6/1/15	325	341
TransCanada PipeLines Ltd.	0.875%	3/2/15	2,015	2,022
TransCanada PipeLines Ltd.	3.400%	6/1/15	5,496	5,710
TransCanada PipeLines Ltd.	0.750%	1/15/16	3,166	3,160
TransCanada PipeLines Ltd.	6.500%	8/15/18	3,200	3,775
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,475	4,598

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Western Gas Partners LP	2.600%	8/15/18	1,500	1,482
Williams Partners LP	3.800%	2/15/15	3,225	3,332
Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	6,250	7,243
Other Utility (0.0%)
Veolia Environnement SA	6.000%	6/1/18	3,550	4,015
				561,177
Total Corporate Bonds (Cost $7,564,327)				7,649,965
Sovereign Bonds (U.S. Dollar-Denominated) (7.2%)
African Development Bank	6.875%	10/15/15	105	115
African Development Bank	2.500%	3/15/16	100	104
African Development Bank	1.250%	9/2/16	50	51
African Development Bank	1.125%	3/15/17	7,000	7,029
African Development Bank	0.875%	3/15/18	30,500	29,531
Asian Development Bank	2.625%	2/9/15	18,000	18,447
Asian Development Bank	0.500%	8/17/15	1,000	1,002
Asian Development Bank	2.500%	3/15/16	26,850	27,950
Asian Development Bank	0.500%	6/20/16	17,000	16,936
Asian Development Bank	1.125%	3/15/17	10,350	10,393
Asian Development Bank	5.250%	6/12/17	2,300	2,625
Asian Development Bank	5.593%	7/16/18	2,380	2,758
Asian Development Bank	1.750%	9/11/18	4,900	4,906
Asian Development Bank	1.875%	10/23/18	3,960	3,978
Banco do Brasil SA	3.875%	1/23/17	2,275	2,326
Canada	0.875%	2/14/17	23,800	23,790
China Development Bank Corp.	4.750%	10/8/14	1,375	1,414
China Development Bank Corp.	5.000%	10/15/15	3,450	3,666
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	9,675	9,464
Corp. Andina de Fomento	5.125%	5/5/15	2,925	3,010
Corp. Andina de Fomento	3.750%	1/15/16	5,883	6,111
Corp. Andina de Fomento	5.750%	1/12/17	400	439
Council Of Europe Development Bank	1.500%	1/15/15	3,000	3,036
Council Of Europe Development Bank	2.750%	2/10/15	3,700	3,798
Council Of Europe Development Bank	2.625%	2/16/16	4,600	4,788
Council Of Europe Development Bank	1.250%	9/22/16	6,000	6,063
Council Of Europe Development Bank	1.500%	2/22/17	1,750	1,773
Council Of Europe Development Bank	1.500%	6/19/17	14,175	14,312
Council Of Europe Development Bank	1.000%	3/7/18	6,075	5,916
Council Of Europe Development Bank	1.125%	5/31/18	6,250	6,095
6 Development Bank of Japan Inc.	4.250%	6/9/15	5,000	5,267
6 Development Bank of Japan Inc.	5.125%	2/1/17	3,700	4,138
European Bank for Reconstruction & Development	5.000%	5/19/14	3,400	3,461
European Bank for Reconstruction & Development	2.750%	4/20/15	6,250	6,445
European Bank for Reconstruction & Development	1.625%	9/3/15	1,750	1,785
European Bank for Reconstruction & Development	2.500%	3/15/16	11,950	12,442
European Bank for Reconstruction & Development	1.375%	10/20/16	7,600	7,721
European Bank for Reconstruction & Development	1.000%	2/16/17	10,000	10,018
European Bank for Reconstruction & Development	0.750%	9/1/17	8,625	8,501
European Bank for Reconstruction & Development	1.000%	6/15/18	4,000	3,894
European Bank for Reconstruction & Development	1.000%	9/17/18	7,850	7,557
European Bank for Reconstruction & Development	1.625%	11/15/18	5,475	5,448
European Investment Bank	3.125%	6/4/14	29,450	29,777
European Investment Bank	2.875%	1/15/15	11,000	11,293
European Investment Bank	2.750%	3/23/15	11,275	11,605
European Investment Bank	1.125%	4/15/15	21,300	21,520
European Investment Bank	1.625%	9/1/15	23,550	24,040
European Investment Bank	1.375%	10/20/15	13,500	13,758
European Investment Bank	4.625%	10/20/15	1,095	1,177
European Investment Bank	2.250%	3/15/16	9,350	9,695
European Investment Bank	0.625%	4/15/16	17,250	17,250
European Investment Bank	2.500%	5/16/16	13,325	13,894
European Investment Bank	2.125%	7/15/16	19,900	20,601

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
European Investment Bank	0.500%	8/15/16	20,500	20,266
European Investment Bank	5.125%	9/13/16	4,000	4,457
European Investment Bank	1.250%	10/14/16	22,000	22,262
European Investment Bank	1.125%	12/15/16	48,500	48,739
European Investment Bank	4.875%	1/17/17	17,100	19,077
European Investment Bank	1.750%	3/15/17	25,000	25,538
European Investment Bank	5.125%	5/30/17	25,000	28,319
European Investment Bank	1.625%	6/15/17	19,000	19,295
European Investment Bank	1.125%	9/15/17	30,350	30,199
European Investment Bank	1.000%	12/15/17	15,000	14,781
European Investment Bank	1.000%	3/15/18	15,000	14,653
European Investment Bank	1.000%	6/15/18	17,000	16,480
European Investment Bank	1.625%	12/18/18	13,500	13,330
Export Development Canada	2.250%	5/28/15	4,725	4,856
Export Development Canada	0.500%	9/15/15	10,000	10,031
Export Development Canada	1.250%	10/27/15	3,000	3,048
Export Development Canada	1.250%	10/26/16	8,000	8,116
Export Development Canada	0.625%	12/15/16	3,325	3,303
Export Development Canada	0.750%	12/15/17	1,850	1,806
Export Development Canada	1.500%	10/3/18	3,775	3,710
Export-Import Bank of Korea	5.875%	1/14/15	5,375	5,650
Export-Import Bank of Korea	5.125%	3/16/15	1,700	1,782
Export-Import Bank of Korea	4.125%	9/9/15	7,125	7,473
Export-Import Bank of Korea	3.750%	10/20/16	2,400	2,543
Export-Import Bank of Korea	4.000%	1/11/17	13,175	13,955
Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,150
Export-Import Bank of Korea	2.875%	9/17/18	7,500	7,531
Federative Republic of Brazil	7.875%	3/7/15	12,525	13,427
Federative Republic of Brazil	6.000%	1/17/17	9,600	10,632
FMS Wertmanagement AoeR	0.625%	4/18/16	9,550	9,537
FMS Wertmanagement AoeR	1.125%	10/14/16	5,000	5,033
FMS Wertmanagement AoeR	1.000%	11/21/17	9,725	9,555
FMS Wertmanagement AoeR	1.625%	11/20/18	13,250	13,060
Hydro-Quebec	2.000%	6/30/16	9,855	10,132
Hydro-Quebec	1.375%	6/19/17	1,800	1,801
Inter-American Development Bank	4.500%	9/15/14	3,000	3,087
Inter-American Development Bank	2.250%	7/15/15	8,125	8,349
Inter-American Development Bank	0.500%	8/17/15	5,950	5,961
Inter-American Development Bank	4.250%	9/14/15	5,550	5,903
Inter-American Development Bank	1.375%	10/18/16	16,750	17,036
Inter-American Development Bank	0.875%	11/15/16	13,550	13,573
Inter-American Development Bank	1.125%	3/15/17	20,575	20,686
Inter-American Development Bank	2.375%	8/15/17	7,800	8,136
Inter-American Development Bank	0.875%	3/15/18	8,725	8,500
Inter-American Development Bank	1.750%	8/24/18	14,325	14,355
International Bank for Reconstruction & Development	2.375%	5/26/15	26,110	26,845
International Bank for Reconstruction & Development	0.375%	11/16/15	11,500	11,481
International Bank for Reconstruction & Development	2.125%	3/15/16	37,625	38,894
International Bank for Reconstruction & Development	5.000%	4/1/16	4,600	5,048
International Bank for Reconstruction & Development	0.500%	4/15/16	12,000	11,926
International Bank for Reconstruction & Development	1.000%	9/15/16	23,400	23,565
International Bank for Reconstruction & Development	0.875%	4/17/17	21,500	21,439
International Bank for Reconstruction & Development	1.125%	7/18/17	11,700	11,706
International Finance Corp.	2.750%	4/20/15	13,550	13,967
International Finance Corp.	2.250%	4/11/16	3,400	3,519
International Finance Corp.	0.500%	5/16/16	1,850	1,842
International Finance Corp.	0.625%	11/15/16	1,500	1,493
International Finance Corp.	1.125%	11/23/16	31,675	31,981
International Finance Corp.	1.000%	4/24/17	4,800	4,782
International Finance Corp.	0.875%	6/15/18	19,000	18,345
International Finance Corp.	1.750%	9/4/18	22,400	22,326
6 Japan Bank for International Cooperation	2.875%	2/2/15	7,700	7,904
6 Japan Bank for International Cooperation	1.875%	9/24/15	4,200	4,299
6 Japan Bank for International Cooperation	2.500%	1/21/16	6,200	6,425

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Japan Bank for International Cooperation	2.500%	5/18/16	6,800	7,073
6 Japan Bank for International Cooperation	2.250%	7/13/16	12,480	12,916
6 Japan Bank for International Cooperation	1.125%	7/19/17	12,325	12,202
6 Japan Bank for International Cooperation	1.750%	7/31/18	14,500	14,373
6 Japan Bank for International Cooperation	1.750%	11/13/18	12,200	12,050
6 Japan Finance Organization for Municipalities	4.625%	4/21/15	6,075	6,389
6 Japan Finance Organization for Municipalities	5.000%	5/16/17	3,800	4,239
7 KFW	1.000%	1/12/15	27,450	27,570
7 KFW	2.625%	3/3/15	10,650	10,924
7 KFW	0.625%	4/24/15	17,250	17,317
7 KFW	0.500%	9/30/15	24,500	24,463
7 KFW	1.250%	10/26/15	26,725	27,001
7 KFW	2.625%	2/16/16	18,050	18,813
7 KFW	5.125%	3/14/16	11,875	12,999
7 KFW	0.500%	4/19/16	29,750	29,531
7 KFW	2.000%	6/1/16	18,975	19,509
7 KFW	1.250%	10/5/16	24,100	24,384
7 KFW	0.625%	12/15/16	21,300	21,139
7 KFW	1.250%	2/15/17	23,650	23,805
7 KFW	0.875%	9/5/17	27,600	27,254
7 KFW	4.375%	3/15/18	18,750	20,741
7 KFW	1.000%	6/11/18	34,400	33,310
7 KFW	4.500%	7/16/18	12,875	14,392
Korea Development Bank	4.375%	8/10/15	14,475	15,223
Korea Development Bank	3.250%	3/9/16	1,875	1,949
Korea Development Bank	3.875%	5/4/17	9,600	10,130
Korea Development Bank	3.500%	8/22/17	6,500	6,775
Korea Development Bank	1.500%	1/22/18	1,000	963
Korea Finance Corp.	3.250%	9/20/16	4,200	4,382
Korea Finance Corp.	2.250%	8/7/17	2,650	2,653
7 Landwirtschaftliche Rentenbank	3.125%	7/15/15	10,000	10,391
7 Landwirtschaftliche Rentenbank	2.500%	2/15/16	10,150	10,549
7 Landwirtschaftliche Rentenbank	2.125%	7/15/16	11,400	11,743
7 Landwirtschaftliche Rentenbank	5.000%	11/8/16	800	888
7 Landwirtschaftliche Rentenbank	5.125%	2/1/17	6,690	7,460
7 Landwirtschaftliche Rentenbank	0.875%	9/12/17	6,125	6,017
7 Landwirtschaftliche Rentenbank	1.000%	4/4/18	13,000	12,679
7 Landwirtschaftliche Rentenbank	1.875%	9/17/18	10,800	10,790
Nordic Investment Bank	2.500%	7/15/15	2,625	2,711
Nordic Investment Bank	2.250%	3/15/16	7,275	7,537
Nordic Investment Bank	0.500%	4/14/16	13,125	13,091
Nordic Investment Bank	5.000%	2/1/17	7,650	8,589
Nordic Investment Bank	1.000%	3/7/17	4,850	4,860
North American Development Bank	2.300%	10/10/18	2,700	2,658
8 Oesterreichische Kontrollbank AG	1.125%	7/6/15	5,300	5,352
8 Oesterreichische Kontrollbank AG	1.750%	10/5/15	12,075	12,337
8 Oesterreichische Kontrollbank AG	4.875%	2/16/16	5,329	5,796
8 Oesterreichische Kontrollbank AG	2.000%	6/3/16	7,850	8,083
8 Oesterreichische Kontrollbank AG	0.750%	12/15/16	6,100	6,080
8 Oesterreichische Kontrollbank AG	1.125%	5/29/18	12,050	11,739
Pemex Project Funding Master Trust	5.750%	3/1/18	9,575	10,671
Petrobras Global Finance BV	2.000%	5/20/16	6,000	5,936
Petrobras International Finance Co.	2.875%	2/6/15	500	507
Petrobras International Finance Co.	3.875%	1/27/16	24,625	25,292
Petrobras International Finance Co.	3.500%	2/6/17	14,100	14,249
Petrobras International Finance Co.	5.875%	3/1/18	6,000	6,381
Petrobras International Finance Co.	8.375%	12/10/18	1,915	2,239
Petroleos Mexicanos	4.875%	3/15/15	9,550	9,999
Petroleos Mexicanos	3.500%	7/18/18	17,000	17,458
Province of British Columbia	2.850%	6/15/15	6,125	6,343
Province of British Columbia	2.100%	5/18/16	8,600	8,877
Province of British Columbia	1.200%	4/25/17	4,000	3,993
Province of Manitoba	2.625%	7/15/15	4,525	4,670
Province of Manitoba	4.900%	12/6/16	4,000	4,465

28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Manitoba	1.125%	6/1/18	1,625	1,587
Province of New Brunswick	5.200%	2/21/17	200	224
Province of New Brunswick	2.750%	6/15/18	6,425	6,675
Province of Nova Scotia	2.375%	7/21/15	4,250	4,369
Province of Nova Scotia	5.125%	1/26/17	245	274
Province of Ontario	4.500%	2/3/15	1,310	1,368
Province of Ontario	2.950%	2/5/15	18,525	19,038
Province of Ontario	0.950%	5/26/15	21,875	22,027
Province of Ontario	2.700%	6/16/15	5,750	5,933
Province of Ontario	1.875%	9/15/15	900	921
Province of Ontario	2.300%	5/10/16	15,800	16,314
Province of Ontario	1.000%	7/22/16	21,800	21,813
Province of Ontario	1.600%	9/21/16	24,600	25,010
Province of Ontario	1.100%	10/25/17	14,800	14,623
Province of Ontario	3.150%	12/15/17	1,150	1,216
Province of Ontario	1.200%	2/14/18	17,000	16,636
Province of Ontario	2.000%	9/27/18	5,950	5,944
Quebec	4.600%	5/26/15	7,400	7,828
Quebec	5.125%	11/14/16	22,225	24,782
Republic of Colombia	7.375%	1/27/17	5,600	6,482
Republic of Italy	4.500%	1/21/15	10,100	10,483
Republic of Italy	3.125%	1/26/15	19,700	20,171
Republic of Italy	4.750%	1/25/16	13,000	13,850
Republic of Italy	5.250%	9/20/16	19,700	21,485
Republic of Panama	7.250%	3/15/15	915	979
Republic of Peru	9.875%	2/6/15	7,425	8,137
Republic of Poland	3.875%	7/16/15	15,045	15,708
Republic of Turkey	7.250%	3/15/15	25,825	27,116
Republic of Turkey	7.000%	9/26/16	10,400	11,414
Republic of Turkey	7.500%	7/14/17	8,725	9,776
Republic of Turkey	6.750%	4/3/18	8,575	9,312
State of Israel	5.500%	11/9/16	4,025	4,492
Statoil ASA	1.800%	11/23/16	5,475	5,625
Statoil ASA	3.125%	8/17/17	4,800	5,053
Statoil ASA	6.700%	1/15/18	2,720	3,199
Statoil ASA	1.200%	1/17/18	1,475	1,440
Statoil ASA	1.150%	5/15/18	5,000	4,836
Statoil ASA	1.950%	11/8/18	700	695
Svensk Exportkredit AB	0.625%	9/4/15	6,800	6,763
Svensk Exportkredit AB	1.750%	10/20/15	4,400	4,496
Svensk Exportkredit AB	0.625%	5/31/16	10,800	10,736
Svensk Exportkredit AB	2.125%	7/13/16	5,500	5,661
Svensk Exportkredit AB	5.125%	3/1/17	6,250	6,993
Svensk Exportkredit AB	1.750%	5/30/17	1,975	2,012
Svensk Exportkredit AB	1.125%	4/5/18	6,000	5,839
United Mexican States	11.375%	9/15/16	11,075	14,132
United Mexican States	5.625%	1/15/17	18,775	20,931
Total Sovereign Bonds (Cost $2,456,649)				2,473,310
Taxable Municipal Bonds (0.1%)
California GO	5.450%	4/1/15	460	486
California GO	3.950%	11/1/15	6,405	6,787
California GO	1.050%	2/1/16	145	146
California GO	5.950%	4/1/16	2,890	3,203
Illinois GO	4.511%	3/1/15	550	571
Illinois GO	5.365%	3/1/17	5,000	5,390
Illinois GO	5.665%	3/1/18	8,500	9,267
Puerto Rico Government Development Bank Revenue	3.670%	5/1/14	700	664
Puerto Rico Government Development Bank Revenue	4.704%	5/1/16	2,500	2,044
Total Taxable Municipal Bonds (Cost $28,882)				28,558

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
9 Vanguard Market Liquidity Fund (Cost $215,355)	0.125%	215,355,000	215,355
Total Investments (99.7%) (Cost $33,931,246)			34,029,037
Other Assets and Liabilities—Net (0.3%)			118,637
Net Assets (100%)			34,147,674

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $41,175,000, representing 0.1% of net assets.
5 Non-income-producing security--security in default.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Federal Republic of Germany.
8 Guaranteed by the Republic of Austria.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

30

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (50.4%)
U.S. Government Securities (47.6%)
	United States Treasury Note/Bond	3.500%	2/15/18	13,878	15,062
	United States Treasury Note/Bond	3.875%	5/15/18	78,550	86,553
	United States Treasury Note/Bond	4.000%	8/15/18	61,809	68,531
	United States Treasury Note/Bond	3.750%	11/15/18	115,235	126,399
	United States Treasury Note/Bond	1.250%	11/30/18	25,000	24,453
	United States Treasury Note/Bond	2.750%	2/15/19	96,700	101,263
	United States Treasury Note/Bond	8.875%	2/15/19	47,350	63,982
	United States Treasury Note/Bond	3.125%	5/15/19	349,595	372,319
	United States Treasury Note/Bond	3.625%	8/15/19	418,425	455,560
	United States Treasury Note/Bond	1.000%	9/30/19	17,000	16,033
	United States Treasury Note/Bond	3.375%	11/15/19	240,524	258,489
	United States Treasury Note/Bond	1.125%	12/31/19	17,616	16,625
	United States Treasury Note/Bond	1.375%	1/31/20	15,195	14,521
	United States Treasury Note/Bond	3.625%	2/15/20	337,327	366,843
	United States Treasury Note/Bond	8.500%	2/15/20	3,230	4,425
	United States Treasury Note/Bond	1.250%	2/29/20	123,736	117,007
	United States Treasury Note/Bond	1.125%	4/30/20	191,450	178,736
	United States Treasury Note/Bond	3.500%	5/15/20	359,300	387,257
	United States Treasury Note/Bond	1.375%	5/31/20	164,785	156,005
	United States Treasury Note/Bond	1.875%	6/30/20	131,450	128,123
	United States Treasury Note/Bond	2.000%	7/31/20	85,525	83,921
	United States Treasury Note/Bond	2.625%	8/15/20	183,285	186,808
	United States Treasury Note/Bond	8.750%	8/15/20	14,970	20,988
	United States Treasury Note/Bond	2.125%	8/31/20	16,000	15,777
	United States Treasury Note/Bond	2.000%	9/30/20	561,300	547,969
	United States Treasury Note/Bond	1.750%	10/31/20	97,100	93,033
	United States Treasury Note/Bond	2.625%	11/15/20	111,542	113,215
	United States Treasury Note/Bond	2.000%	11/30/20	122,325	118,941
	United States Treasury Note/Bond	2.375%	12/31/20	144,400	143,655
	United States Treasury Note/Bond	3.625%	2/15/21	234,780	253,048
	United States Treasury Note/Bond	3.125%	5/15/21	226,783	236,067
	United States Treasury Note/Bond	2.125%	8/15/21	89,768	86,823
	United States Treasury Note/Bond	8.125%	8/15/21	1,300	1,806
	United States Treasury Note/Bond	2.000%	11/15/21	200,890	191,410
	United States Treasury Note/Bond	8.000%	11/15/21	350	486
1	United States Treasury Note/Bond	2.000%	2/15/22	16,105	15,254
	United States Treasury Note/Bond	1.750%	5/15/22	97,980	90,433
	United States Treasury Note/Bond	1.625%	8/15/22	192,267	174,363
	United States Treasury Note/Bond	1.625%	11/15/22	240,240	216,442
	United States Treasury Note/Bond	1.750%	5/15/23	381,530	343,198
	United States Treasury Note/Bond	2.500%	8/15/23	707,100	677,600
	United States Treasury Note/Bond	2.750%	11/15/23	324,167	316,468
					6,885,891
Agency Bonds and Notes (2.8%)
2	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,211
2	Federal Home Loan Banks	5.375%	5/15/19	11,885	13,810
2	Federal Home Loan Banks	5.125%	8/15/19	4,145	4,765
2	Federal Home Loan Banks	1.250%	12/13/19	8,875	8,316
2	Federal Home Loan Banks	1.875%	3/13/20	3,645	3,514
2	Federal Home Loan Banks	4.125%	3/13/20	16,110	17,589
2	Federal Home Loan Banks	3.375%	6/12/20	7,025	7,344
2	Federal Home Loan Banks	5.250%	12/11/20	3,250	3,739
2	Federal Home Loan Banks	5.625%	6/11/21	13,365	15,684
2	Federal Home Loan Banks	2.125%	3/10/23	7,200	6,401
3	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	24,475	26,603
3	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	26,705	26,306
3	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	22,000	21,017
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	68,820	65,261
3	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	30,000	28,110
3	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	55,765	53,102
3	Federal National Mortgage Assn.	0.000%	10/9/19	47,300	40,064

31

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Financing Corp.	8.600%	9/26/19	1,750	2,329
	Hashemite Kingdom of Jordan	2.503%	10/30/20	7,250	7,079
	Private Export Funding Corp.	4.375%	3/15/19	7,000	7,746
	Private Export Funding Corp.	1.450%	8/15/19	4,400	4,190
	Private Export Funding Corp.	4.300%	12/15/21	9,940	10,668
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,574
	Private Export Funding Corp.	2.050%	11/15/22	10,276	9,121
	State of Israel	5.500%	9/18/23	1,000	1,156
2	Tennessee Valley Authority	3.875%	2/15/21	6,100	6,433
2	Tennessee Valley Authority	1.875%	8/15/22	8,175	7,250
					405,382
Total U.S. Government and Agency Obligations (Cost $7,273,403)					7,291,273
Corporate Bonds (41.4%)
Finance (12.6%)
	Banking (7.0%)
	American Express Co.	2.650%	12/2/22	10,048	9,268
	Bancolombia SA	5.950%	6/3/21	6,425	6,670
	Bank of America Corp.	2.600%	1/15/19	9,150	9,164
	Bank of America Corp.	7.625%	6/1/19	9,500	11,774
	Bank of America Corp.	5.625%	7/1/20	25,670	29,161
	Bank of America Corp.	5.875%	1/5/21	7,600	8,727
	Bank of America Corp.	5.000%	5/13/21	10,500	11,456
	Bank of America Corp.	5.700%	1/24/22	12,175	13,730
	Bank of America Corp.	3.300%	1/11/23	24,525	23,171
	Bank of America Corp.	4.100%	7/24/23	2,550	2,550
	Bank of Montreal	2.375%	1/25/19	4,850	4,818
	Bank of Montreal	2.550%	11/6/22	6,100	5,584
	Bank of New York Mellon Corp.	5.450%	5/15/19	7,360	8,321
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,675	4,022
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,115
	Bank of New York Mellon Corp.	3.550%	9/23/21	3,725	3,780
	Bank of Nova Scotia	4.375%	1/13/21	4,500	4,830
	Barclays Bank plc	6.750%	5/22/19	8,125	9,763
	Barclays Bank plc	5.125%	1/8/20	8,475	9,394
	Barclays Bank plc	5.140%	10/14/20	4,800	5,113
	BB&T Corp.	6.850%	4/30/19	5,311	6,405
	BB&T Corp.	5.250%	11/1/19	600	671
	BB&T Corp.	3.950%	3/22/22	1,600	1,575
	BNP Paribas SA	5.000%	1/15/21	11,650	12,707
	BNP Paribas SA	3.250%	3/3/23	4,925	4,633
	Capital One Bank USA NA	8.800%	7/15/19	1,575	1,994
	Capital One Bank USA NA	3.375%	2/15/23	8,340	7,740
	Capital One Financial Corp.	4.750%	7/15/21	6,225	6,600
	Capital One Financial Corp.	3.500%	6/15/23	4,350	4,073
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,485
	Citigroup Inc.	8.500%	5/22/19	15,771	20,169
	Citigroup Inc.	5.375%	8/9/20	11,526	13,056
	Citigroup Inc.	4.500%	1/14/22	13,325	14,031
	Citigroup Inc.	4.050%	7/30/22	3,450	3,406
	Citigroup Inc.	3.375%	3/1/23	7,625	7,190
	Citigroup Inc.	3.500%	5/15/23	7,975	7,371
	Citigroup Inc.	3.875%	10/25/23	9,925	9,714
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	2,675	2,826
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	16,925	16,977
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,625	10,255
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	5,425	5,448
	Credit Suisse	5.300%	8/13/19	6,125	6,898
	Credit Suisse	5.400%	1/14/20	7,050	7,817
	Credit Suisse	4.375%	8/5/20	6,950	7,407
5	Deutsche Bank AG	4.296%	5/24/28	7,625	6,891
	Discover Bank	7.000%	4/15/20	2,400	2,777
	Discover Bank	4.200%	8/8/23	3,775	3,705

32

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discover Financial Services	3.850%	11/21/22	5,343	5,061
Fifth Third Bancorp	3.500%	3/15/22	1,875	1,823
Fifth Third Bancorp	4.300%	1/16/24	3,150	3,077
First Niagara Financial Group Inc.	6.750%	3/19/20	1,600	1,837
First Niagara Financial Group Inc.	7.250%	12/15/21	1,720	1,973
FirstMerit Corp.	4.350%	2/4/23	1,500	1,469
Goldman Sachs Group Inc.	7.500%	2/15/19	16,710	20,311
Goldman Sachs Group Inc.	5.375%	3/15/20	14,400	15,992
Goldman Sachs Group Inc.	6.000%	6/15/20	10,290	11,775
Goldman Sachs Group Inc.	5.250%	7/27/21	19,825	21,739
Goldman Sachs Group Inc.	5.750%	1/24/22	19,550	21,970
Goldman Sachs Group Inc.	3.625%	1/22/23	12,025	11,562
HSBC Bank USA NA	4.875%	8/24/20	6,350	6,882
HSBC Holdings plc	5.100%	4/5/21	13,975	15,508
HSBC Holdings plc	4.875%	1/14/22	2,500	2,688
HSBC Holdings plc	4.000%	3/30/22	9,600	9,818
HSBC USA Inc.	5.000%	9/27/20	4,000	4,299
Huntington Bancshares Inc.	7.000%	12/15/20	1,600	1,869
Intesa Sanpaolo SPA	3.875%	1/15/19	6,125	6,100
JPMorgan Chase & Co.	6.300%	4/23/19	14,975	17,622
JPMorgan Chase & Co.	4.400%	7/22/20	13,815	14,829
JPMorgan Chase & Co.	4.250%	10/15/20	16,900	17,888
JPMorgan Chase & Co.	4.625%	5/10/21	8,308	8,919
JPMorgan Chase & Co.	4.350%	8/15/21	21,950	23,156
JPMorgan Chase & Co.	4.500%	1/24/22	13,500	14,284
JPMorgan Chase & Co.	3.250%	9/23/22	17,425	16,681
JPMorgan Chase & Co.	3.200%	1/25/23	11,900	11,243
JPMorgan Chase & Co.	3.375%	5/1/23	10,150	9,413
KeyCorp	5.100%	3/24/21	5,550	6,020
Lloyds Bank plc	6.375%	1/21/21	8,275	9,816
Morgan Stanley	7.300%	5/13/19	14,775	17,946
Morgan Stanley	5.625%	9/23/19	14,175	16,062
Morgan Stanley	5.500%	1/26/20	8,275	9,267
Morgan Stanley	5.500%	7/24/20	8,925	9,973
Morgan Stanley	5.750%	1/25/21	15,875	17,973
Morgan Stanley	5.500%	7/28/21	11,700	13,061
Morgan Stanley	4.875%	11/1/22	9,700	9,856
Morgan Stanley	3.750%	2/25/23	13,075	12,700
Morgan Stanley	4.100%	5/22/23	10,900	10,504
National Australia Bank Ltd.	3.000%	1/20/23	4,350	4,045
National City Corp.	6.875%	5/15/19	2,000	2,369
Northern Trust Corp.	3.450%	11/4/20	1,700	1,749
Northern Trust Corp.	3.375%	8/23/21	2,750	2,767
Northern Trust Corp.	2.375%	8/2/22	4,350	4,012
People's United Financial Inc.	3.650%	12/6/22	2,425	2,282
PNC Bank NA	2.700%	11/1/22	4,400	3,984
PNC Bank NA	2.950%	1/30/23	4,800	4,392
PNC Bank NA	3.800%	7/25/23	3,375	3,264
PNC Financial Services Group Inc.	2.854%	11/9/22	3,625	3,346
PNC Funding Corp.	6.700%	6/10/19	1,975	2,386
PNC Funding Corp.	5.125%	2/8/20	6,210	6,954
PNC Funding Corp.	4.375%	8/11/20	1,200	1,292
PNC Funding Corp.	3.300%	3/8/22	8,075	7,916
Royal Bank of Scotland Group plc	6.400%	10/21/19	10,500	12,103
Royal Bank of Scotland plc	5.625%	8/24/20	3,025	3,378
Royal Bank of Scotland plc	6.125%	1/11/21	7,200	8,123
State Street Corp.	4.375%	3/7/21	4,651	5,020
State Street Corp.	3.100%	5/15/23	5,075	4,654
State Street Corp.	3.700%	11/20/23	4,415	4,379
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,600	4,346
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	875	804
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	2,975	2,956
SunTrust Bank	2.750%	5/1/23	2,875	2,593
Svenska Handelsbanken AB	2.500%	1/25/19	7,425	7,403

33

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UBS AG	4.875%	8/4/20	10,375	11,509
UnionBanCal Corp.	3.500%	6/18/22	1,575	1,543
US Bancorp	4.125%	5/24/21	5,325	5,636
US Bancorp	3.000%	3/15/22	5,500	5,309
US Bancorp	2.950%	7/15/22	6,925	6,428
Wells Fargo & Co.	2.150%	1/15/19	975	972
Wells Fargo & Co.	4.600%	4/1/21	13,375	14,450
Wells Fargo & Co.	3.500%	3/8/22	13,075	13,084
Wells Fargo & Co.	3.450%	2/13/23	9,050	8,501
Wells Fargo & Co.	4.125%	8/15/23	7,625	7,592
4 Wells Fargo & Co.	4.480%	1/16/24	4,439	4,438
Westpac Banking Corp.	4.875%	11/19/19	10,895	12,038
Zions Bancorporation	4.500%	6/13/23	1,075	1,046
Brokerage (0.5%)
Ameriprise Financial Inc.	7.300%	6/28/19	600	736
Ameriprise Financial Inc.	5.300%	3/15/20	5,225	5,852
Ameriprise Financial Inc.	4.000%	10/15/23	3,075	3,040
BlackRock Inc.	5.000%	12/10/19	4,475	5,061
BlackRock Inc.	4.250%	5/24/21	3,925	4,146
BlackRock Inc.	3.375%	6/1/22	3,775	3,709
Charles Schwab Corp.	4.450%	7/22/20	5,550	5,957
Charles Schwab Corp.	3.225%	9/1/22	1,375	1,314
Eaton Vance Corp.	3.625%	6/15/23	1,500	1,431
Franklin Resources Inc.	4.625%	5/20/20	2,250	2,429
Franklin Resources Inc.	2.800%	9/15/22	2,075	1,927
Invesco Finance plc	3.125%	11/30/22	4,050	3,735
Jefferies Group LLC	8.500%	7/15/19	3,725	4,510
Jefferies Group LLC	6.875%	4/15/21	3,927	4,476
Jefferies Group LLC	5.125%	1/20/23	3,450	3,484
Lazard Group LLC	4.250%	11/14/20	1,875	1,870
Legg Mason Inc.	5.500%	5/21/19	3,175	3,479
Leucadia National Corp.	5.500%	10/18/23	3,800	3,794
Nomura Holdings Inc.	6.700%	3/4/20	5,250	6,029
Raymond James Financial Inc.	8.600%	8/15/19	1,500	1,898
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,225	2,551
Finance Companies (1.0%)
Air Lease Corp.	3.375%	1/15/19	5,525	5,553
Air Lease Corp.	4.750%	3/1/20	2,000	2,075
Block Financial LLC	5.500%	11/1/22	3,000	3,073
GATX Corp.	4.750%	6/15/22	2,000	2,003
GATX Corp.	3.900%	3/30/23	1,275	1,202
General Electric Capital Corp.	6.000%	8/7/19	10,665	12,519
General Electric Capital Corp.	2.100%	12/11/19	1,325	1,293
General Electric Capital Corp.	5.500%	1/8/20	10,725	12,264
General Electric Capital Corp.	5.550%	5/4/20	6,025	6,942
General Electric Capital Corp.	4.375%	9/16/20	11,875	12,821
General Electric Capital Corp.	4.625%	1/7/21	12,650	13,748
General Electric Capital Corp.	5.300%	2/11/21	10,602	11,827
General Electric Capital Corp.	4.650%	10/17/21	14,075	15,389
General Electric Capital Corp.	3.150%	9/7/22	7,300	7,046
General Electric Capital Corp.	3.100%	1/9/23	17,050	16,172
HSBC Finance Corp.	6.676%	1/15/21	15,284	17,585
Prospect Capital Corp.	5.875%	3/15/23	1,925	1,851
Insurance (2.2%)
ACE INA Holdings Inc.	5.900%	6/15/19	3,725	4,348
ACE INA Holdings Inc.	2.700%	3/13/23	1,525	1,395
AEGON Funding Co. LLC	5.750%	12/15/20	2,500	2,795
Aetna Inc.	4.125%	6/1/21	2,475	2,588
Aetna Inc.	2.750%	11/15/22	7,675	7,041
Aflac Inc.	8.500%	5/15/19	3,000	3,822
Aflac Inc.	4.000%	2/15/22	3,550	3,567
Aflac Inc.	3.625%	6/15/23	2,000	1,929
Alleghany Corp.	5.625%	9/15/20	1,450	1,590

34

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alleghany Corp.	4.950%	6/27/22	3,500	3,643
Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,225	2,402
Allstate Corp.	3.150%	6/15/23	4,800	4,540
5 Allstate Corp.	5.750%	8/15/53	3,975	4,025
Alterra Finance LLC	6.250%	9/30/20	1,565	1,758
American Financial Group Inc.	9.875%	6/15/19	2,625	3,385
American International Group Inc.	3.375%	8/15/20	4,025	4,057
American International Group Inc.	6.400%	12/15/20	8,790	10,378
American International Group Inc.	4.875%	6/1/22	8,250	8,821
Aon Corp.	5.000%	9/30/20	3,600	3,948
Aon plc	4.000%	11/27/23	850	834
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,075	1,187
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	2,900	2,853
Assurant Inc.	4.000%	3/15/23	1,725	1,644
Axis Specialty Finance LLC	5.875%	6/1/20	5,100	5,581
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,200	4,156
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	4,925	5,191
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,045	3,868
Berkshire Hathaway Inc.	3.750%	8/15/21	3,250	3,334
Berkshire Hathaway Inc.	3.000%	2/11/23	1,225	1,148
Cigna Corp.	8.500%	5/1/19	2,000	2,556
Cigna Corp.	5.125%	6/15/20	1,491	1,645
Cigna Corp.	4.375%	12/15/20	1,920	2,025
Cigna Corp.	4.500%	3/15/21	1,575	1,662
Cigna Corp.	4.000%	2/15/22	3,325	3,380
CNA Financial Corp.	7.350%	11/15/19	2,240	2,715
CNA Financial Corp.	5.875%	8/15/20	1,800	2,042
CNA Financial Corp.	5.750%	8/15/21	3,095	3,451
Coventry Health Care Inc.	5.450%	6/15/21	2,750	3,049
Fidelity National Financial Inc.	5.500%	9/1/22	775	803
First American Financial Corp.	4.300%	2/1/23	1,425	1,355
Genworth Holdings Inc.	7.700%	6/15/20	3,825	4,540
Genworth Holdings Inc.	7.200%	2/15/21	2,075	2,399
Genworth Holdings Inc.	7.625%	9/24/21	4,050	4,809
Genworth Holdings Inc.	4.900%	8/15/23	1,000	998
Hanover Insurance Group Inc.	6.375%	6/15/21	150	163
Hartford Financial Services Group Inc.	6.000%	1/15/19	1,575	1,799
Hartford Financial Services Group Inc.	5.500%	3/30/20	2,700	3,035
Hartford Financial Services Group Inc.	5.125%	4/15/22	4,675	5,083
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,853
Humana Inc.	3.150%	12/1/22	1,800	1,656
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,350	1,347
ING US Inc.	5.500%	7/15/22	3,625	3,932
Lincoln National Corp.	8.750%	7/1/19	5,451	7,009
Lincoln National Corp.	6.250%	2/15/20	3,250	3,741
Lincoln National Corp.	4.200%	3/15/22	300	305
Loews Corp.	2.625%	5/15/23	2,425	2,170
Manulife Financial Corp.	4.900%	9/17/20	3,250	3,467
Markel Corp.	7.125%	9/30/19	1,617	1,925
Markel Corp.	4.900%	7/1/22	3,450	3,564
Markel Corp.	3.625%	3/30/23	2,000	1,872
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	1,950	2,520
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,350	4,621
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	150	147
MetLife Inc.	7.717%	2/15/19	4,079	5,057
MetLife Inc.	4.750%	2/8/21	7,875	8,498
MetLife Inc.	3.048%	12/15/22	1,900	1,766
Montpelier Re Holdings Ltd.	4.700%	10/15/22	1,425	1,397
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,425	1,397
PartnerRe Finance B LLC	5.500%	6/1/20	5,700	6,169
Primerica Inc.	4.750%	7/15/22	1,750	1,794
Principal Financial Group Inc.	8.875%	5/15/19	2,750	3,515
Principal Financial Group Inc.	3.300%	9/15/22	1,700	1,610
ProAssurance Corp.	5.300%	11/15/23	900	923

35

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Progressive Corp.	3.750%	8/23/21	2,100	2,145
Protective Life Corp.	7.375%	10/15/19	1,600	1,928
Prudential Financial Inc.	7.375%	6/15/19	7,545	9,232
Prudential Financial Inc.	5.375%	6/21/20	3,800	4,272
Prudential Financial Inc.	4.500%	11/15/20	3,425	3,665
5 Prudential Financial Inc.	5.875%	9/15/42	5,375	5,462
5 Prudential Financial Inc.	5.625%	6/15/43	6,675	6,567
Reinsurance Group of America Inc.	6.450%	11/15/19	2,000	2,306
Reinsurance Group of America Inc.	5.000%	6/1/21	3,500	3,676
Reinsurance Group of America Inc.	4.700%	9/15/23	500	505
Torchmark Corp.	3.800%	9/15/22	2,300	2,204
Travelers Cos. Inc.	5.900%	6/2/19	2,775	3,240
UnitedHealth Group Inc.	1.625%	3/15/19	3,125	3,007
UnitedHealth Group Inc.	4.700%	2/15/21	2,625	2,842
UnitedHealth Group Inc.	3.375%	11/15/21	500	490
UnitedHealth Group Inc.	2.875%	3/15/22	6,500	6,177
UnitedHealth Group Inc.	2.750%	2/15/23	5,000	4,552
UnitedHealth Group Inc.	2.875%	3/15/23	3,725	3,457
Unum Group	5.625%	9/15/20	1,650	1,803
WellPoint Inc.	4.350%	8/15/20	14,005	14,778
WellPoint Inc.	3.700%	8/15/21	1,850	1,842
WellPoint Inc.	3.125%	5/15/22	4,000	3,745
WellPoint Inc.	3.300%	1/15/23	200	188
Willis Group Holdings plc	5.750%	3/15/21	3,900	4,201
WR Berkley Corp.	5.375%	9/15/20	1,875	2,005
WR Berkley Corp.	4.625%	3/15/22	3,500	3,534
XLIT Ltd.	5.750%	10/1/21	2,300	2,593
Other Finance (0.1%)
CME Group Inc.	3.000%	9/15/22	2,525	2,371
IntercontinentalExchange Group Inc.	4.000%	10/15/23	2,575	2,575
Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,250
NASDAQ OMX Group Inc.	5.550%	1/15/20	5,300	5,698
Real Estate Investment Trusts (1.8%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,650	2,672
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	2,025	1,889
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,800	1,674
AvalonBay Communities Inc.	2.950%	9/15/22	3,025	2,764
AvalonBay Communities Inc.	2.850%	3/15/23	1,500	1,348
AvalonBay Communities Inc.	4.200%	12/15/23	1,390	1,377
BioMed Realty LP	4.250%	7/15/22	2,000	1,910
Boston Properties LP	5.875%	10/15/19	875	1,012
Boston Properties LP	5.625%	11/15/20	4,875	5,467
Boston Properties LP	4.125%	5/15/21	7,370	7,513
Boston Properties LP	3.850%	2/1/23	800	782
Boston Properties LP	3.125%	9/1/23	5,050	4,600
Brandywine Operating Partnership LP	3.950%	2/15/23	1,600	1,502
Camden Property Trust	2.950%	12/15/22	4,950	4,469
CBL & Associates LP	5.250%	12/1/23	2,200	2,193
Corporate Office Properties LP	3.600%	5/15/23	1,950	1,764
CubeSmart LP	4.375%	12/15/23	3,150	3,074
4 DCT Industrial Trust Inc.	4.500%	10/15/23	1,125	1,095
DDR Corp.	7.875%	9/1/20	2,000	2,453
DDR Corp.	3.500%	1/15/21	1,625	1,577
DDR Corp.	4.625%	7/15/22	4,425	4,505
DDR Corp.	3.375%	5/15/23	925	842
Digital Realty Trust LP	5.250%	3/15/21	5,575	5,692
Digital Realty Trust LP	3.625%	10/1/22	1,125	1,011
Duke Realty LP	8.250%	8/15/19	1,125	1,383
Duke Realty LP	6.750%	3/15/20	350	403
Duke Realty LP	3.875%	10/15/22	4,850	4,618
Duke Realty LP	3.625%	4/15/23	2,525	2,317
EPR Properties	7.750%	7/15/20	500	577

36

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EPR Properties	5.750%	8/15/22	2,875	2,933
EPR Properties	5.250%	7/15/23	1,800	1,757
Equity One Inc.	3.750%	11/15/22	2,000	1,858
ERP Operating LP	4.750%	7/15/20	6,250	6,702
ERP Operating LP	4.625%	12/15/21	3,770	3,971
ERP Operating LP	3.000%	4/15/23	575	524
Essex Portfolio LP	3.250%	5/1/23	4,205	3,796
Federal Realty Investment Trust	3.000%	8/1/22	1,525	1,417
Federal Realty Investment Trust	2.750%	6/1/23	1,600	1,428
HCP Inc.	2.625%	2/1/20	3,600	3,427
HCP Inc.	5.375%	2/1/21	10,446	11,336
HCP Inc.	4.250%	11/15/23	3,650	3,575
Health Care REIT Inc.	4.125%	4/1/19	3,695	3,894
Health Care REIT Inc.	6.125%	4/15/20	3,750	4,215
Health Care REIT Inc.	4.950%	1/15/21	5,425	5,707
Health Care REIT Inc.	5.250%	1/15/22	1,800	1,910
Health Care REIT Inc.	3.750%	3/15/23	600	565
Healthcare Realty Trust Inc.	5.750%	1/15/21	1,500	1,622
Healthcare Realty Trust Inc.	3.750%	4/15/23	2,125	1,962
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,492
Hospitality Properties Trust	5.000%	8/15/22	2,275	2,305
Hospitality Properties Trust	4.500%	6/15/23	2,875	2,770
Kilroy Realty LP	3.800%	1/15/23	375	348
Kimco Realty Corp.	6.875%	10/1/19	2,957	3,522
Kimco Realty Corp.	3.125%	6/1/23	1,250	1,126
Liberty Property LP	4.750%	10/1/20	6,210	6,505
Mack-Cali Realty LP	7.750%	8/15/19	3,975	4,743
Mack-Cali Realty LP	4.500%	4/18/22	2,100	2,059
Mid-America Apartments LP	4.300%	10/15/23	1,525	1,485
National Retail Properties Inc.	3.800%	10/15/22	1,000	952
National Retail Properties Inc.	3.300%	4/15/23	4,000	3,639
Omega Healthcare Investors Inc.	6.750%	10/15/22	3,550	3,856
Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,185
ProLogis LP	6.875%	3/15/20	4,300	5,062
ProLogis LP	4.250%	8/15/23	2,450	2,420
Realty Income Corp.	6.750%	8/15/19	4,150	4,840
Realty Income Corp.	5.750%	1/15/21	1,000	1,102
Realty Income Corp.	3.250%	10/15/22	2,425	2,202
Realty Income Corp.	4.650%	8/1/23	3,425	3,441
Regency Centers LP	4.800%	4/15/21	2,500	2,588
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,150	1,146
Simon Property Group LP	5.650%	2/1/20	10,800	12,255
Simon Property Group LP	4.375%	3/1/21	10,285	10,843
Simon Property Group LP	4.125%	12/1/21	6,075	6,297
Simon Property Group LP	3.375%	3/15/22	3,450	3,364
Tanger Properties LP	3.875%	12/1/23	2,975	2,858
UDR Inc.	3.700%	10/1/20	250	250
UDR Inc.	4.625%	1/10/22	3,325	3,407
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,000	4,178
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,875	2,747
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	2,900	3,038
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	2,590	2,595
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,250	3,923
Vornado Realty LP	5.000%	1/15/22	2,000	2,078
Washington REIT	4.950%	10/1/20	3,150	3,293
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,166
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,076
				1,821,192
Industrial (24.7%)
Basic Industry (3.3%)
Agrium Inc.	6.750%	1/15/19	2,550	2,972
Agrium Inc.	3.150%	10/1/22	3,600	3,308
Agrium Inc.	3.500%	6/1/23	1,925	1,791

37

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Air Products & Chemicals Inc.	3.000%	11/3/21	5,550	5,317
Air Products & Chemicals Inc.	2.750%	2/3/23	1,250	1,149
Albemarle Corp.	4.500%	12/15/20	1,050	1,079
Alcoa Inc.	5.720%	2/23/19	1,100	1,178
Alcoa Inc.	6.150%	8/15/20	5,600	6,030
Alcoa Inc.	5.400%	4/15/21	4,525	4,639
Alcoa Inc.	5.870%	2/23/22	3,050	3,147
Allegheny Technologies Inc.	5.950%	1/15/21	3,735	3,874
Allegheny Technologies Inc.	5.875%	8/15/23	1,000	1,008
Barrick Gold Corp.	6.950%	4/1/19	6,450	7,451
Barrick Gold Corp.	3.850%	4/1/22	7,225	6,492
Barrick Gold Corp.	4.100%	5/1/23	3,950	3,559
Barrick North America Finance LLC	4.400%	5/30/21	5,513	5,304
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	2,700	2,731
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	7,875	9,366
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,200	5,171
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	3,675	3,506
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	11,450	11,468
Cabot Corp.	3.700%	7/15/22	1,200	1,139
Carpenter Technology Corp.	5.200%	7/15/21	2,350	2,397
Carpenter Technology Corp.	4.450%	3/1/23	925	884
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,100	2,412
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,525	1,543
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,925	2,830
CF Industries Inc.	7.125%	5/1/20	9,000	10,597
CF Industries Inc.	3.450%	6/1/23	250	229
Cliffs Natural Resources Inc.	5.900%	3/15/20	975	1,030
Cliffs Natural Resources Inc.	4.800%	10/1/20	4,850	4,778
Cliffs Natural Resources Inc.	4.875%	4/1/21	3,200	3,106
Dow Chemical Co.	8.550%	5/15/19	11,225	14,534
Dow Chemical Co.	4.250%	11/15/20	6,200	6,590
Dow Chemical Co.	4.125%	11/15/21	6,250	6,447
Dow Chemical Co.	3.000%	11/15/22	9,835	9,156
Eastman Chemical Co.	5.500%	11/15/19	3,650	4,048
Eastman Chemical Co.	4.500%	1/15/21	1,600	1,647
Eastman Chemical Co.	3.600%	8/15/22	7,025	6,733
Ecolab Inc.	4.350%	12/8/21	9,400	9,744
EI du Pont de Nemours & Co.	4.625%	1/15/20	4,755	5,175
EI du Pont de Nemours & Co.	3.625%	1/15/21	6,025	6,139
EI du Pont de Nemours & Co.	4.250%	4/1/21	3,000	3,168
EI du Pont de Nemours & Co.	2.800%	2/15/23	3,800	3,488
FMC Corp.	3.950%	2/1/22	3,050	3,031
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	8,375	8,201
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	9,565	9,069
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	12,520	11,800
Goldcorp Inc.	3.700%	3/15/23	6,400	5,714
International Paper Co.	9.375%	5/15/19	3,975	5,213
International Paper Co.	7.500%	8/15/21	7,465	9,153
International Paper Co.	4.750%	2/15/22	5,960	6,216
Kinross Gold Corp.	5.125%	9/1/21	2,450	2,339
Lubrizol Corp.	8.875%	2/1/19	1,100	1,435
LyondellBasell Industries NV	5.000%	4/15/19	11,475	12,680
LyondellBasell Industries NV	6.000%	11/15/21	5,750	6,598
Methanex Corp.	3.250%	12/15/19	1,975	1,957
Monsanto Co.	2.200%	7/15/22	1,450	1,312
Mosaic Co.	3.750%	11/15/21	1,950	1,913
Mosaic Co.	4.250%	11/15/23	4,000	3,959
NewMarket Corp.	4.100%	12/15/22	300	285
Newmont Mining Corp.	5.125%	10/1/19	5,025	5,186
Newmont Mining Corp.	3.500%	3/15/22	7,765	6,599
Nucor Corp.	4.125%	9/15/22	2,950	2,949
Nucor Corp.	4.000%	8/1/23	1,075	1,048
Packaging Corp. of America	3.900%	6/15/22	1,900	1,843
Packaging Corp. of America	4.500%	11/1/23	3,650	3,653

38

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains Exploration & Production Co.	6.125%	6/15/19	4,215	4,637
Plains Exploration & Production Co.	6.500%	11/15/20	8,500	9,393
Plains Exploration & Production Co.	6.625%	5/1/21	1,820	2,007
Plains Exploration & Production Co.	6.750%	2/1/22	5,625	6,209
Plains Exploration & Production Co.	6.875%	2/15/23	7,600	8,455
Plum Creek Timberlands LP	4.700%	3/15/21	3,300	3,405
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,937
PPG Industries Inc.	3.600%	11/15/20	6,350	6,442
Praxair Inc.	4.500%	8/15/19	2,450	2,707
Praxair Inc.	4.050%	3/15/21	575	598
Praxair Inc.	3.000%	9/1/21	4,925	4,826
Praxair Inc.	2.450%	2/15/22	10,725	9,907
Praxair Inc.	2.200%	8/15/22	2,250	2,005
Rayonier Inc.	3.750%	4/1/22	250	235
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,125	2,073
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	8,525	11,161
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,325	3,441
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,775	5,763
Rio Tinto Finance USA plc	3.500%	3/22/22	11,300	11,055
Rio Tinto Finance USA plc	2.875%	8/21/22	10,025	9,292
RPM International Inc.	6.125%	10/15/19	2,575	2,883
RPM International Inc.	3.450%	11/15/22	2,900	2,654
Sigma-Aldrich Corp.	3.375%	11/1/20	750	743
Southern Copper Corp.	5.375%	4/16/20	1,725	1,842
Southern Copper Corp.	3.500%	11/8/22	1,500	1,375
Syngenta Finance NV	3.125%	3/28/22	2,500	2,390
Teck Resources Ltd.	3.000%	3/1/19	6,100	6,059
Teck Resources Ltd.	4.750%	1/15/22	5,825	5,813
Teck Resources Ltd.	3.750%	2/1/23	1,500	1,392
Vale Overseas Ltd.	5.625%	9/15/19	6,250	6,775
Vale Overseas Ltd.	4.625%	9/15/20	7,125	7,291
Vale Overseas Ltd.	4.375%	1/11/22	10,870	10,524
Valspar Corp.	7.250%	6/15/19	1,275	1,509
Valspar Corp.	4.200%	1/15/22	1,550	1,536
Westlake Chemical Corp.	3.600%	7/15/22	550	521
Weyerhaeuser Co.	7.375%	10/1/19	3,250	3,974
Capital Goods (2.3%)
3M Co.	2.000%	6/26/22	3,125	2,849
ABB Finance USA Inc.	2.875%	5/8/22	7,165	6,754
Acuity Brands Lighting Inc.	6.000%	12/15/19	1,675	1,816
Bemis Co. Inc.	6.800%	8/1/19	2,300	2,683
Boeing Co.	6.000%	3/15/19	8,225	9,690
Boeing Co.	4.875%	2/15/20	6,100	6,795
Carlisle Cos. Inc.	3.750%	11/15/22	3,350	3,138
Caterpillar Financial Services Corp.	7.150%	2/15/19	8,550	10,490
Caterpillar Financial Services Corp.	2.850%	6/1/22	2,750	2,611
Caterpillar Inc.	3.900%	5/27/21	1,850	1,922
Caterpillar Inc.	2.600%	6/26/22	5,200	4,841
Cooper US Inc.	3.875%	12/15/20	5,000	5,065
Crane Co.	4.450%	12/15/23	2,500	2,474
Danaher Corp.	5.400%	3/1/19	1,450	1,664
Danaher Corp.	3.900%	6/23/21	2,025	2,090
Deere & Co.	4.375%	10/16/19	850	940
Deere & Co.	2.600%	6/8/22	7,200	6,746
Dover Corp.	4.300%	3/1/21	5,500	5,805
Eaton Corp.	2.750%	11/2/22	5,975	5,559
4 Embraer Overseas Ltd.	5.696%	9/16/23	5,143	5,127
Embraer SA	5.150%	6/15/22	1,800	1,796
Emerson Electric Co.	4.875%	10/15/19	1,550	1,744
Emerson Electric Co.	4.250%	11/15/20	1,400	1,502
Emerson Electric Co.	2.625%	2/15/23	6,525	6,107
Flowserve Corp.	3.500%	9/15/22	8,025	7,563
General Dynamics Corp.	3.875%	7/15/21	4,075	4,200

39

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Dynamics Corp.	2.250%	11/15/22	5,325	4,776
General Electric Co.	2.700%	10/9/22	19,025	17,775
Honeywell International Inc.	5.000%	2/15/19	3,700	4,173
Honeywell International Inc.	4.250%	3/1/21	8,126	8,710
IDEX Corp.	4.200%	12/15/21	400	396
Illinois Tool Works Inc.	6.250%	4/1/19	5,900	6,990
4 Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,000	1,980
4 Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	2,175	2,119
John Deere Capital Corp.	1.700%	1/15/20	2,325	2,182
John Deere Capital Corp.	3.900%	7/12/21	6,200	6,412
John Deere Capital Corp.	3.150%	10/15/21	2,800	2,766
John Deere Capital Corp.	2.750%	3/15/22	425	401
John Deere Capital Corp.	2.800%	1/27/23	275	256
Joy Global Inc.	5.125%	10/15/21	3,420	3,547
Kennametal Inc.	2.650%	11/1/19	2,550	2,499
Kennametal Inc.	3.875%	2/15/22	2,425	2,315
L-3 Communications Corp.	5.200%	10/15/19	6,400	6,970
L-3 Communications Corp.	4.750%	7/15/20	2,700	2,798
L-3 Communications Corp.	4.950%	2/15/21	4,900	5,117
Lockheed Martin Corp.	4.250%	11/15/19	6,300	6,774
Lockheed Martin Corp.	3.350%	9/15/21	5,900	5,829
Mohawk Industries Inc.	3.850%	2/1/23	3,725	3,512
Northrop Grumman Corp.	3.500%	3/15/21	6,450	6,417
Owens Corning	9.000%	6/15/19	943	1,160
Pentair Finance SA	5.000%	5/15/21	3,000	3,135
Pentair Finance SA	3.150%	9/15/22	3,100	2,799
Precision Castparts Corp.	2.500%	1/15/23	3,700	3,362
Raytheon Co.	4.400%	2/15/20	1,225	1,312
Raytheon Co.	3.125%	10/15/20	6,850	6,856
Raytheon Co.	2.500%	12/15/22	7,725	7,019
Republic Services Inc.	5.500%	9/15/19	1,825	2,059
Republic Services Inc.	5.000%	3/1/20	6,025	6,626
Republic Services Inc.	5.250%	11/15/21	9,188	10,020
Republic Services Inc.	3.550%	6/1/22	925	894
Republic Services Inc.	4.750%	5/15/23	725	754
Rockwell Collins Inc.	5.250%	7/15/19	650	736
Rockwell Collins Inc.	3.100%	11/15/21	1,800	1,741
Rockwell Collins Inc.	3.700%	12/15/23	500	494
Roper Industries Inc.	6.250%	9/1/19	2,900	3,335
Roper Industries Inc.	3.125%	11/15/22	2,275	2,086
Snap-on Inc.	6.125%	9/1/21	2,825	3,195
Sonoco Products Co.	4.375%	11/1/21	1,100	1,120
Stanley Black & Decker Inc.	3.400%	12/1/21	4,775	4,736
Stanley Black & Decker Inc.	2.900%	11/1/22	1,825	1,694
Textron Inc.	7.250%	10/1/19	1,000	1,160
Tyco International Finance SA	8.500%	1/15/19	3,175	3,890
Tyco International Finance SA / Tyco International Ltd.	7.000%	12/15/19	600	703
United Technologies Corp.	6.125%	2/1/19	10,325	12,196
United Technologies Corp.	4.500%	4/15/20	7,400	8,070
United Technologies Corp.	3.100%	6/1/22	14,200	13,942
Waste Management Inc.	7.375%	3/11/19	1,550	1,871
Waste Management Inc.	4.750%	6/30/20	8,800	9,555
Waste Management Inc.	4.600%	3/1/21	3,900	4,141
Communication (3.5%)
21st Century Fox America Inc.	6.900%	3/1/19	10,800	12,989
21st Century Fox America Inc.	4.500%	2/15/21	5,050	5,398
America Movil SAB de CV	5.000%	10/16/19	4,500	4,884
America Movil SAB de CV	5.000%	3/30/20	11,300	12,338
America Movil SAB de CV	3.125%	7/16/22	8,050	7,384
American Tower Corp.	5.050%	9/1/20	8,070	8,531
American Tower Corp.	5.900%	11/1/21	3,400	3,706
American Tower Corp.	4.700%	3/15/22	550	547
American Tower Corp.	3.500%	1/31/23	7,751	7,037

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	5.800%	2/15/19	11,325	13,087
AT&T Inc.	4.450%	5/15/21	4,075	4,292
AT&T Inc.	3.875%	8/15/21	7,950	8,041
AT&T Inc.	3.000%	2/15/22	10,725	10,081
AT&T Inc.	2.625%	12/1/22	7,850	7,064
CBS Corp.	8.875%	5/15/19	6,350	8,103
CBS Corp.	5.750%	4/15/20	220	247
CBS Corp.	4.300%	2/15/21	3,300	3,367
CBS Corp.	3.375%	3/1/22	1,800	1,719
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	1,075	998
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	5,923	8,184
Comcast Corp.	5.700%	7/1/19	4,625	5,350
Comcast Corp.	5.150%	3/1/20	2,625	2,930
Comcast Corp.	3.125%	7/15/22	2,675	2,556
Comcast Corp.	2.850%	1/15/23	6,900	6,388
Deutsche Telekom International Finance BV	6.000%	7/8/19	625	724
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	8,150	9,269
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	9,305	10,146
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	7,620	8,017
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	5,150	4,915
Discovery Communications LLC	5.625%	8/15/19	3,600	4,044
Discovery Communications LLC	5.050%	6/1/20	5,200	5,668
Discovery Communications LLC	4.375%	6/15/21	4,350	4,491
Discovery Communications LLC	3.300%	5/15/22	1,900	1,800
Graham Holdings Co.	7.250%	2/1/19	1,075	1,275
Interpublic Group of Cos. Inc.	4.000%	3/15/22	3,000	2,868
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,000	1,872
Moody's Corp.	5.500%	9/1/20	200	215
Moody's Corp.	4.500%	9/1/22	6,450	6,345
NBCUniversal Media LLC	5.150%	4/30/20	11,135	12,428
NBCUniversal Media LLC	4.375%	4/1/21	13,065	13,807
NBCUniversal Media LLC	2.875%	1/15/23	7,850	7,277
Omnicom Group Inc.	4.450%	8/15/20	13,350	14,108
Orange SA	5.375%	7/8/19	5,100	5,665
Orange SA	4.125%	9/14/21	8,625	8,695
Qwest Corp.	6.750%	12/1/21	3,230	3,516
Reed Elsevier Capital Inc.	3.125%	10/15/22	6,313	5,784
Rogers Communications Inc.	3.000%	3/15/23	2,665	2,446
Rogers Communications Inc.	4.100%	10/1/23	1,000	988
Telefonica Emisiones SAU	5.877%	7/15/19	2,000	2,241
Telefonica Emisiones SAU	5.134%	4/27/20	6,700	7,108
Telefonica Emisiones SAU	5.462%	2/16/21	13,510	14,268
Telefonica Emisiones SAU	4.570%	4/27/23	3,500	3,458
Thomson Reuters Corp.	4.700%	10/15/19	2,350	2,552
Thomson Reuters Corp.	3.950%	9/30/21	1,375	1,365
Thomson Reuters Corp.	4.300%	11/23/23	3,400	3,400
Time Warner Cable Inc.	8.750%	2/14/19	3,750	4,484
Time Warner Cable Inc.	8.250%	4/1/19	5,875	6,927
Time Warner Cable Inc.	5.000%	2/1/20	11,185	11,354
Time Warner Cable Inc.	4.125%	2/15/21	3,175	2,969
Time Warner Cable Inc.	4.000%	9/1/21	11,000	10,109
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,703	1,949
Verizon Communications Inc.	6.350%	4/1/19	13,500	15,895
Verizon Communications Inc.	4.500%	9/15/20	18,405	19,686
Verizon Communications Inc.	4.600%	4/1/21	8,025	8,585
Verizon Communications Inc.	3.500%	11/1/21	8,350	8,276
Verizon Communications Inc.	2.450%	11/1/22	10,175	8,991
Verizon Communications Inc.	5.150%	9/15/23	56,940	60,972
Vodafone Group plc	5.450%	6/10/19	2,970	3,378
Vodafone Group plc	4.375%	3/16/21	5,500	5,715
Vodafone Group plc	2.500%	9/26/22	7,650	6,775
Vodafone Group plc	2.950%	2/19/23	8,660	7,896
WPP Finance 2010	4.750%	11/21/21	6,975	7,239
WPP Finance 2010	3.625%	9/7/22	3,400	3,276

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumer Cyclical (2.8%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,725	1,874
Advance Auto Parts Inc.	4.500%	1/15/22	1,500	1,509
Advance Auto Parts Inc.	4.500%	12/1/23	1,375	1,367
Amazon.com Inc.	2.500%	11/29/22	8,425	7,599
AutoZone Inc.	4.000%	11/15/20	250	257
AutoZone Inc.	3.700%	4/15/22	2,400	2,307
AutoZone Inc.	3.125%	7/15/23	2,025	1,832
BorgWarner Inc.	4.625%	9/15/20	950	1,000
Brinker International Inc.	3.875%	5/15/23	5,550	5,022
Carnival Corp.	3.950%	10/15/20	2,775	2,775
Costco Wholesale Corp.	1.700%	12/15/19	4,775	4,594
Cummins Inc.	3.650%	10/1/23	1,300	1,281
CVS Caremark Corp.	4.750%	5/18/20	50	54
CVS Caremark Corp.	4.125%	5/15/21	1,000	1,042
CVS Caremark Corp.	2.750%	12/1/22	7,225	6,651
CVS Caremark Corp.	4.000%	12/5/23	8,600	8,572
Darden Restaurants Inc.	4.500%	10/15/21	2,250	2,182
Darden Restaurants Inc.	3.350%	11/1/22	2,700	2,312
Delphi Corp.	5.000%	2/15/23	3,000	3,090
Dollar General Corp.	3.250%	4/15/23	5,120	4,697
eBay Inc.	3.250%	10/15/20	2,935	3,000
eBay Inc.	2.600%	7/15/22	5,575	5,126
Expedia Inc.	5.950%	8/15/20	3,425	3,704
Family Dollar Stores Inc.	5.000%	2/1/21	1,450	1,487
Ford Motor Credit Co. LLC	8.125%	1/15/20	7,425	9,317
Ford Motor Credit Co. LLC	5.750%	2/1/21	8,775	9,792
Ford Motor Credit Co. LLC	5.875%	8/2/21	10,075	11,411
Ford Motor Credit Co. LLC	4.250%	9/20/22	7,850	7,850
Ford Motor Credit Co. LLC	4.375%	8/6/23	1,100	1,102
Gap Inc.	5.950%	4/12/21	12,450	13,679
Home Depot Inc.	3.950%	9/15/20	400	426
Home Depot Inc.	4.400%	4/1/21	5,825	6,261
Home Depot Inc.	2.700%	4/1/23	2,175	2,003
Host Hotels & Resorts LP	5.875%	6/15/19	1,000	1,083
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,278
Host Hotels & Resorts LP	5.250%	3/15/22	5,500	5,734
Host Hotels & Resorts LP	4.750%	3/1/23	922	930
Host Hotels & Resorts LP	3.750%	10/15/23	375	350
Hyatt Hotels Corp.	5.375%	8/15/21	900	962
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	1,846
International Game Technology	7.500%	6/15/19	2,625	3,048
International Game Technology	5.500%	6/15/20	1,575	1,677
Johnson Controls Inc.	5.000%	3/30/20	2,850	3,119
Johnson Controls Inc.	4.250%	3/1/21	850	884
Johnson Controls Inc.	3.750%	12/1/21	3,850	3,853
Kohl's Corp.	4.000%	11/1/21	3,100	3,073
Kohl's Corp.	3.250%	2/1/23	2,810	2,568
Lowe's Cos. Inc.	4.625%	4/15/20	2,750	3,000
Lowe's Cos. Inc.	3.750%	4/15/21	500	513
Lowe's Cos. Inc.	3.800%	11/15/21	4,000	4,123
Lowe's Cos. Inc.	3.120%	4/15/22	4,450	4,295
Lowe's Cos. Inc.	3.875%	9/15/23	2,600	2,620
Macy's Retail Holdings Inc.	3.875%	1/15/22	8,800	8,773
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,000	906
Macy's Retail Holdings Inc.	4.375%	9/1/23	575	577
Marriott International Inc.	3.000%	3/1/19	975	980
Marriott International Inc.	3.375%	10/15/20	3,275	3,226
Marriott International Inc.	3.250%	9/15/22	2,600	2,413
McDonald's Corp.	5.000%	2/1/19	725	821
McDonald's Corp.	1.875%	5/29/19	2,000	1,960
McDonald's Corp.	3.625%	5/20/21	3,500	3,606
McDonald's Corp.	2.625%	1/15/22	5,800	5,522

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NIKE Inc.	2.250%	5/1/23	2,420	2,163
Nordstrom Inc.	4.750%	5/1/20	2,675	2,923
Nordstrom Inc.	4.000%	10/15/21	5,050	5,224
NVR Inc.	3.950%	9/15/22	2,725	2,601
O'Reilly Automotive Inc.	4.875%	1/14/21	1,825	1,905
O'Reilly Automotive Inc.	4.625%	9/15/21	2,125	2,189
O'Reilly Automotive Inc.	3.800%	9/1/22	2,500	2,398
O'Reilly Automotive Inc.	3.850%	6/15/23	2,175	2,083
QVC Inc.	5.125%	7/2/22	2,850	2,816
QVC Inc.	4.375%	3/15/23	3,225	3,028
Staples Inc.	4.375%	1/12/23	2,875	2,736
Starbucks Corp.	3.850%	10/1/23	6,650	6,676
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,230	1,111
Target Corp.	3.875%	7/15/20	5,225	5,504
Target Corp.	2.900%	1/15/22	5,225	5,000
Time Warner Inc.	4.875%	3/15/20	3,300	3,624
Time Warner Inc.	4.700%	1/15/21	3,250	3,454
Time Warner Inc.	4.750%	3/29/21	9,175	9,775
Time Warner Inc.	4.000%	1/15/22	5,100	5,138
Time Warner Inc.	3.400%	6/15/22	3,000	2,920
Time Warner Inc.	4.050%	12/15/23	2,150	2,134
TJX Cos. Inc.	6.950%	4/15/19	4,325	5,225
TJX Cos. Inc.	2.500%	5/15/23	425	384
Toyota Motor Credit Corp.	4.500%	6/17/20	4,700	5,100
Toyota Motor Credit Corp.	4.250%	1/11/21	1,475	1,576
Toyota Motor Credit Corp.	3.400%	9/15/21	5,005	5,069
Toyota Motor Credit Corp.	3.300%	1/12/22	6,800	6,738
Toyota Motor Credit Corp.	2.625%	1/10/23	3,725	3,426
VF Corp.	3.500%	9/1/21	3,575	3,556
Viacom Inc.	5.625%	9/15/19	2,900	3,306
Viacom Inc.	4.500%	3/1/21	950	996
Viacom Inc.	3.125%	6/15/22	4,875	4,532
Viacom Inc.	4.250%	9/1/23	7,775	7,744
Wal-Mart Stores Inc.	3.625%	7/8/20	8,650	9,088
Wal-Mart Stores Inc.	3.250%	10/25/20	11,200	11,426
Wal-Mart Stores Inc.	4.250%	4/15/21	7,450	8,009
Wal-Mart Stores Inc.	2.550%	4/11/23	9,300	8,474
Walgreen Co.	5.250%	1/15/19	6,600	7,404
Walgreen Co.	3.100%	9/15/22	6,225	5,834
Walt Disney Co.	3.750%	6/1/21	1,600	1,651
Walt Disney Co.	2.750%	8/16/21	5,875	5,659
Walt Disney Co.	2.550%	2/15/22	6,000	5,572
Walt Disney Co.	2.350%	12/1/22	3,125	2,836
Wyndham Worldwide Corp.	4.250%	3/1/22	3,000	2,921
Wyndham Worldwide Corp.	3.900%	3/1/23	5,325	5,007
Consumer Noncyclical (6.1%)
Abbott Laboratories	5.125%	4/1/19	5,171	5,872
Abbott Laboratories	4.125%	5/27/20	1,825	1,969
AbbVie Inc.	2.900%	11/6/22	21,550	20,152
Actavis Inc.	6.125%	8/15/19	2,000	2,304
Actavis Inc.	3.250%	10/1/22	6,950	6,486
Allergan Inc.	3.375%	9/15/20	3,000	3,066
Allergan Inc.	2.800%	3/15/23	1,325	1,227
Altria Group Inc.	9.250%	8/6/19	2,361	3,108
Altria Group Inc.	4.750%	5/5/21	11,200	11,993
Altria Group Inc.	2.850%	8/9/22	15,425	14,199
AmerisourceBergen Corp.	3.500%	11/15/21	3,900	3,834
Amgen Inc.	5.700%	2/1/19	4,825	5,562
Amgen Inc.	3.450%	10/1/20	4,500	4,570
Amgen Inc.	4.100%	6/15/21	6,700	6,988
Amgen Inc.	3.875%	11/15/21	11,400	11,699
Amgen Inc.	3.625%	5/15/22	4,100	4,052
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	8,375	7,689

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	9,785	12,214
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,325	7,744
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	15,800	18,013
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,365	4,893
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,175	1,259
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	21,200	19,634
Archer-Daniels-Midland Co.	4.479%	3/1/21	4,000	4,225
AstraZeneca plc	1.950%	9/18/19	4,060	3,976
Avon Products Inc.	6.500%	3/1/19	385	418
Avon Products Inc.	4.600%	3/15/20	2,575	2,569
Avon Products Inc.	5.000%	3/15/23	2,725	2,661
Baxter International Inc.	4.250%	3/15/20	2,850	3,070
Baxter International Inc.	2.400%	8/15/22	1,625	1,473
Baxter International Inc.	3.200%	6/15/23	7,175	6,847
Beam Inc.	3.250%	5/15/22	925	882
Beam Inc.	3.250%	6/15/23	500	469
Becton Dickinson & Co.	5.000%	5/15/19	2,975	3,329
Becton Dickinson & Co.	3.250%	11/12/20	2,820	2,825
Becton Dickinson & Co.	3.125%	11/8/21	4,975	4,871
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,000	2,045
Boston Scientific Corp.	6.000%	1/15/20	6,250	7,187
Bottling Group LLC	5.125%	1/15/19	5,720	6,452
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,550	1,510
Bristol-Myers Squibb Co.	2.000%	8/1/22	6,075	5,372
Bristol-Myers Squibb Co.	7.150%	6/15/23	425	530
Brown-Forman Corp.	2.250%	1/15/23	575	509
Campbell Soup Co.	4.500%	2/15/19	400	437
Campbell Soup Co.	4.250%	4/15/21	1,550	1,571
Campbell Soup Co.	2.500%	8/2/22	3,000	2,642
Cardinal Health Inc.	4.625%	12/15/20	4,125	4,440
Cardinal Health Inc.	3.200%	6/15/22	100	95
Cardinal Health Inc.	3.200%	3/15/23	2,575	2,408
CareFusion Corp.	6.375%	8/1/19	4,750	5,393
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,200	2,897
Celgene Corp.	3.950%	10/15/20	1,925	1,999
Celgene Corp.	3.250%	8/15/22	6,225	5,896
Celgene Corp.	4.000%	8/15/23	3,400	3,357
Clorox Co.	3.800%	11/15/21	100	100
Clorox Co.	3.050%	9/15/22	3,650	3,410
Coca-Cola Co.	4.875%	3/15/19	2,400	2,701
Coca-Cola Co.	2.450%	11/1/20	11,725	11,400
Coca-Cola Co.	3.150%	11/15/20	3,785	3,834
Coca-Cola Co.	3.300%	9/1/21	7,125	7,163
Coca-Cola Co.	2.500%	4/1/23	925	846
Coca-Cola Co.	3.200%	11/1/23	9,250	8,872
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,616
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,000	2,085
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,000	2,135
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	4,800	4,770
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	300	389
Colgate-Palmolive Co.	2.450%	11/15/21	1,500	1,416
Colgate-Palmolive Co.	2.300%	5/3/22	2,700	2,495
Colgate-Palmolive Co.	2.100%	5/1/23	5,550	4,888
ConAgra Foods Inc.	7.000%	4/15/19	850	1,008
ConAgra Foods Inc.	3.250%	9/15/22	4,875	4,578
ConAgra Foods Inc.	3.200%	1/25/23	8,105	7,494
Covidien International Finance SA	3.200%	6/15/22	3,475	3,343
Covidien International Finance SA	2.950%	6/15/23	6,175	5,701
CR Bard Inc.	4.400%	1/15/21	2,125	2,227
Delhaize Group SA	4.125%	4/10/19	1,500	1,540
DENTSPLY International Inc.	4.125%	8/15/21	2,000	2,002
Diageo Capital plc	4.828%	7/15/20	1,215	1,336
Diageo Capital plc	2.625%	4/29/23	2,350	2,139
Diageo Investment Corp.	2.875%	5/11/22	10,000	9,530

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dignity Health California GO	3.125%	11/1/22	1,600	1,437
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	825	833
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	4,000	3,854
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	500	453
Energizer Holdings Inc.	4.700%	5/19/21	2,300	2,321
Energizer Holdings Inc.	4.700%	5/24/22	3,650	3,640
Estee Lauder Cos. Inc.	2.350%	8/15/22	2,475	2,224
Express Scripts Holding Co.	7.250%	6/15/19	2,050	2,495
Express Scripts Holding Co.	4.750%	11/15/21	3,823	4,041
Express Scripts Holding Co.	3.900%	2/15/22	5,675	5,651
Flowers Foods Inc.	4.375%	4/1/22	1,000	983
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,600	1,401
General Mills Inc.	5.650%	2/15/19	8,275	9,610
General Mills Inc.	3.150%	12/15/21	5,075	4,967
Gilead Sciences Inc.	4.500%	4/1/21	4,550	4,868
Gilead Sciences Inc.	4.400%	12/1/21	2,275	2,422
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,350	4,012
GlaxoSmithKline Capital plc	2.850%	5/8/22	10,950	10,378
Hershey Co.	2.625%	5/1/23	3,000	2,748
Hillshire Brands Co.	4.100%	9/15/20	173	176
Hormel Foods Corp.	4.125%	4/15/21	875	904
Ingredion Inc.	4.625%	11/1/20	2,000	2,085
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,409
JM Smucker Co.	3.500%	10/15/21	3,950	3,931
Johnson & Johnson	2.950%	9/1/20	2,000	2,027
Johnson & Johnson	3.550%	5/15/21	675	701
Johnson & Johnson	3.375%	12/5/23	4,100	4,057
Kaiser Foundation Hospitals	3.500%	4/1/22	1,825	1,734
Kellogg Co.	4.150%	11/15/19	4,950	5,323
Kellogg Co.	4.000%	12/15/20	4,923	5,095
Kellogg Co.	3.125%	5/17/22	6,525	6,185
Kimberly-Clark Corp.	3.625%	8/1/20	1,000	1,042
Kimberly-Clark Corp.	3.875%	3/1/21	2,095	2,179
Kimberly-Clark Corp.	2.400%	3/1/22	1,600	1,492
Kimberly-Clark Corp.	2.400%	6/1/23	4,125	3,727
Koninklijke Philips NV	3.750%	3/15/22	7,450	7,486
Kraft Foods Group Inc.	5.375%	2/10/20	1,923	2,157
Kraft Foods Group Inc.	3.500%	6/6/22	13,525	13,235
Kroger Co.	6.150%	1/15/20	6,269	7,153
Kroger Co.	3.300%	1/15/21	3,325	3,308
Kroger Co.	3.400%	4/15/22	3,000	2,878
Kroger Co.	3.850%	8/1/23	1,625	1,596
Laboratory Corp. of America Holdings	4.625%	11/15/20	3,000	3,137
Laboratory Corp. of America Holdings	3.750%	8/23/22	2,600	2,516
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,875	1,801
Life Technologies Corp.	6.000%	3/1/20	4,000	4,599
Life Technologies Corp.	5.000%	1/15/21	4,025	4,364
Lorillard Tobacco Co.	8.125%	6/23/19	4,425	5,400
Lorillard Tobacco Co.	6.875%	5/1/20	3,975	4,588
Lorillard Tobacco Co.	3.750%	5/20/23	2,975	2,706
Mattel Inc.	3.150%	3/15/23	2,000	1,850
McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,900
McCormick & Co. Inc.	3.500%	9/1/23	475	465
McKesson Corp.	7.500%	2/15/19	1,825	2,218
McKesson Corp.	4.750%	3/1/21	3,425	3,636
Mead Johnson Nutrition Co.	4.900%	11/1/19	5,725	6,255
Medtronic Inc.	5.600%	3/15/19	1,525	1,765
Medtronic Inc.	4.450%	3/15/20	8,975	9,859
Medtronic Inc.	3.125%	3/15/22	3,350	3,280
Medtronic Inc.	2.750%	4/1/23	5,225	4,836
Merck & Co. Inc.	3.875%	1/15/21	8,125	8,546
Merck & Co. Inc.	2.400%	9/15/22	2,550	2,325
Merck & Co. Inc.	2.800%	5/18/23	5,950	5,534
Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,425	8,425

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Molson Coors Brewing Co.	3.500%	5/1/22	2,800	2,748
Mondelez International Inc.	5.375%	2/10/20	11,852	13,458
Mylan Inc.	2.550%	3/28/19	1,725	1,709
Mylan Inc.	4.200%	11/29/23	1,725	1,695
Newell Rubbermaid Inc.	4.000%	6/15/22	4,400	4,286
Novant Health Inc.	5.850%	11/1/19	1,300	1,451
Novartis Capital Corp.	4.400%	4/24/20	6,300	6,829
Novartis Capital Corp.	2.400%	9/21/22	6,225	5,693
Novartis Securities Investment Ltd.	5.125%	2/10/19	15,898	17,961
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,325	1,305
PepsiCo Inc.	2.250%	1/7/19	1,000	1,003
PepsiCo Inc.	4.500%	1/15/20	1,900	2,077
PepsiCo Inc.	3.125%	11/1/20	4,200	4,186
PepsiCo Inc.	3.000%	8/25/21	3,700	3,640
PepsiCo Inc.	2.750%	3/5/22	10,475	9,914
PepsiCo Inc.	2.750%	3/1/23	5,000	4,619
PerkinElmer Inc.	5.000%	11/15/21	3,850	3,922
4 Perrigo Co. Ltd.	4.000%	11/15/23	4,725	4,604
Pfizer Inc.	6.200%	3/15/19	22,325	26,470
Pfizer Inc.	3.000%	6/15/23	2,525	2,377
Philip Morris International Inc.	1.875%	1/15/19	2,575	2,527
Philip Morris International Inc.	4.500%	3/26/20	2,200	2,372
Philip Morris International Inc.	4.125%	5/17/21	2,000	2,083
Philip Morris International Inc.	2.900%	11/15/21	5,200	4,977
Philip Morris International Inc.	2.500%	8/22/22	3,625	3,296
Philip Morris International Inc.	2.625%	3/6/23	3,700	3,329
Philip Morris International Inc.	3.600%	11/15/23	3,225	3,121
Procter & Gamble Co.	4.700%	2/15/19	10,451	11,703
Procter & Gamble Co.	2.300%	2/6/22	7,400	6,929
Quest Diagnostics Inc.	4.750%	1/30/20	1,100	1,149
Quest Diagnostics Inc.	4.700%	4/1/21	1,350	1,382
Reynolds American Inc.	3.250%	11/1/22	4,350	3,990
Reynolds American Inc.	4.850%	9/15/23	2,125	2,186
Safeway Inc.	5.000%	8/15/19	4,250	4,518
Safeway Inc.	3.950%	8/15/20	3,250	3,242
Sanofi	4.000%	3/29/21	17,000	17,770
St. Jude Medical Inc.	3.250%	4/15/23	5,325	4,955
Stryker Corp.	4.375%	1/15/20	1,950	2,106
Sysco Corp.	2.600%	6/12/22	1,950	1,777
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	4,650	4,550
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	10,550	9,530
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	2,650	2,565
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	2,725	2,583
Thermo Fisher Scientific Inc.	2.400%	2/1/19	1,200	1,193
Thermo Fisher Scientific Inc.	4.700%	5/1/20	650	705
Thermo Fisher Scientific Inc.	4.500%	3/1/21	2,950	3,112
Thermo Fisher Scientific Inc.	3.600%	8/15/21	11,625	11,556
Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,275	1,187
Tupperware Brands Corp.	4.750%	6/1/21	3,225	3,223
Tyson Foods Inc.	4.500%	6/15/22	6,150	6,242
Unilever Capital Corp.	4.800%	2/15/19	2,475	2,773
Unilever Capital Corp.	4.250%	2/10/21	6,880	7,344
Whirlpool Corp.	4.850%	6/15/21	3,500	3,685
Zimmer Holdings Inc.	4.625%	11/30/19	3,175	3,467
Zimmer Holdings Inc.	3.375%	11/30/21	350	337
Zoetis Inc.	3.250%	2/1/23	5,450	5,090
Energy (3.3%)
Anadarko Petroleum Corp.	8.700%	3/15/19	2,955	3,754
Anadarko Petroleum Corp.	6.950%	6/15/19	1,475	1,760
Apache Corp.	3.625%	2/1/21	4,125	4,243
Apache Corp.	3.250%	4/15/22	2,586	2,543
Baker Hughes Inc.	3.200%	8/15/21	4,800	4,761
BP Capital Markets plc	4.750%	3/10/19	3,825	4,254

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	4.500%	10/1/20	8,730	9,440
BP Capital Markets plc	4.742%	3/11/21	11,900	12,886
BP Capital Markets plc	3.561%	11/1/21	6,800	6,814
BP Capital Markets plc	3.245%	5/6/22	9,400	9,076
BP Capital Markets plc	2.500%	11/6/22	7,275	6,622
BP Capital Markets plc	2.750%	5/10/23	7,500	6,824
Cameron International Corp.	4.500%	6/1/21	650	682
Cameron International Corp.	3.600%	4/30/22	850	832
Cameron International Corp.	4.000%	12/15/23	1,000	986
Canadian Natural Resources Ltd.	3.450%	11/15/21	2,875	2,822
Cenovus Energy Inc.	5.700%	10/15/19	7,825	8,909
Cenovus Energy Inc.	3.000%	8/15/22	4,275	4,005
Chevron Corp.	4.950%	3/3/19	8,300	9,449
Chevron Corp.	2.427%	6/24/20	6,500	6,389
Chevron Corp.	2.355%	12/5/22	11,750	10,702
Chevron Corp.	3.191%	6/24/23	7,625	7,335
ConocoPhillips	5.750%	2/1/19	13,675	15,925
ConocoPhillips	6.000%	1/15/20	3,275	3,852
ConocoPhillips Co.	2.400%	12/15/22	5,925	5,386
Continental Resources Inc.	5.000%	9/15/22	10,400	10,803
Continental Resources Inc.	4.500%	4/15/23	10,075	10,214
Devon Energy Corp.	6.300%	1/15/19	6,375	7,485
Devon Energy Corp.	4.000%	7/15/21	4,000	4,099
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,600	3,023
Diamond Offshore Drilling Inc.	3.450%	11/1/23	425	411
Encana Corp.	6.500%	5/15/19	1,300	1,524
Encana Corp.	3.900%	11/15/21	3,700	3,675
Ensco plc	4.700%	3/15/21	7,050	7,455
EOG Resources Inc.	5.625%	6/1/19	2,202	2,550
EOG Resources Inc.	4.400%	6/1/20	2,700	2,911
EOG Resources Inc.	4.100%	2/1/21	9,675	10,141
EOG Resources Inc.	2.625%	3/15/23	1,955	1,782
EQT Corp.	8.125%	6/1/19	1,775	2,156
EQT Corp.	4.875%	11/15/21	3,225	3,302
FMC Technologies Inc.	3.450%	10/1/22	2,975	2,770
Halliburton Co.	6.150%	9/15/19	4,300	5,119
Halliburton Co.	3.250%	11/15/21	2,200	2,174
Halliburton Co.	3.500%	8/1/23	4,025	3,900
Hess Corp.	8.125%	2/15/19	5,985	7,455
Husky Energy Inc.	6.150%	6/15/19	510	580
Husky Energy Inc.	7.250%	12/15/19	3,895	4,718
Marathon Oil Corp.	2.800%	11/1/22	7,350	6,767
Marathon Petroleum Corp.	5.125%	3/1/21	3,450	3,736
Murphy Oil Corp.	3.700%	12/1/22	2,600	2,391
Nabors Industries Inc.	9.250%	1/15/19	1,400	1,742
Nabors Industries Inc.	5.000%	9/15/20	1,450	1,505
Nabors Industries Inc.	4.625%	9/15/21	3,800	3,811
4 Nabors Industries Inc.	5.100%	9/15/23	3,525	3,530
National Oilwell Varco Inc.	2.600%	12/1/22	7,810	7,174
Noble Energy Inc.	8.250%	3/1/19	5,001	6,237
Noble Energy Inc.	4.150%	12/15/21	5,625	5,774
Noble Holding International Ltd.	4.900%	8/1/20	2,790	2,940
Noble Holding International Ltd.	4.625%	3/1/21	1,800	1,860
Noble Holding International Ltd.	3.950%	3/15/22	2,825	2,736
Occidental Petroleum Corp.	4.100%	2/1/21	8,925	9,424
Occidental Petroleum Corp.	3.125%	2/15/22	6,275	6,088
Occidental Petroleum Corp.	2.700%	2/15/23	7,600	6,956
Petrohawk Energy Corp.	6.250%	6/1/19	3,040	3,336
Phillips 66	4.300%	4/1/22	9,500	9,638
Pioneer Natural Resources Co.	7.500%	1/15/20	3,400	4,125
Pride International Inc.	8.500%	6/15/19	700	884
Pride International Inc.	6.875%	8/15/20	9,660	11,524
Rowan Cos. Inc.	7.875%	8/1/19	2,150	2,601
Rowan Cos. Inc.	4.875%	6/1/22	4,975	5,069

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sasol Financing International plc	4.500%	11/14/22	1,700	1,576
Shell International Finance BV	4.300%	9/22/19	12,975	14,199
Shell International Finance BV	4.375%	3/25/20	3,950	4,319
Shell International Finance BV	2.375%	8/21/22	1,500	1,372
Shell International Finance BV	2.250%	1/6/23	4,975	4,420
Shell International Finance BV	3.400%	8/12/23	4,500	4,375
Southwestern Energy Co.	4.100%	3/15/22	1,925	1,899
Talisman Energy Inc.	7.750%	6/1/19	3,875	4,647
Talisman Energy Inc.	3.750%	2/1/21	5,550	5,379
Total Capital Canada Ltd.	2.750%	7/15/23	1,550	1,430
Total Capital International SA	2.875%	2/17/22	2,700	2,558
Total Capital International SA	2.700%	1/25/23	3,800	3,499
Total Capital SA	4.450%	6/24/20	8,925	9,670
Total Capital SA	4.125%	1/28/21	6,130	6,454
Total Capital SA	4.250%	12/15/21	2,230	2,342
Transocean Inc.	6.500%	11/15/20	4,525	5,151
Transocean Inc.	6.375%	12/15/21	12,638	14,178
Transocean Inc.	3.800%	10/15/22	925	877
Valero Energy Corp.	9.375%	3/15/19	4,000	5,188
Valero Energy Corp.	6.125%	2/1/20	7,180	8,190
Weatherford International Ltd.	9.625%	3/1/19	7,765	10,003
Weatherford International Ltd.	4.500%	4/15/22	4,275	4,301
Other Industrial (0.1%)
Cintas Corp. No 2	4.300%	6/1/21	1,300	1,349
Cintas Corp. No 2	3.250%	6/1/22	1,450	1,383
Fluor Corp.	3.375%	9/15/21	2,300	2,234
4 URS Corp.	5.500%	4/1/22	5,000	4,925
Valmont Industries Inc.	6.625%	4/20/20	1,390	1,558
Technology (2.4%)
Adobe Systems Inc.	4.750%	2/1/20	4,325	4,699
Agilent Technologies Inc.	5.000%	7/15/20	3,100	3,335
Agilent Technologies Inc.	3.200%	10/1/22	4,475	4,089
Altera Corp.	4.100%	11/15/23	2,025	1,953
Amphenol Corp.	4.000%	2/1/22	1,925	1,882
Analog Devices Inc.	2.875%	6/1/23	2,825	2,565
Apple Inc.	2.400%	5/3/23	29,450	26,323
Applied Materials Inc.	4.300%	6/15/21	3,725	3,828
Arrow Electronics Inc.	6.000%	4/1/20	1,184	1,291
Arrow Electronics Inc.	5.125%	3/1/21	2,000	2,055
Arrow Electronics Inc.	4.500%	3/1/23	1,725	1,667
Autodesk Inc.	3.600%	12/15/22	1,550	1,435
Avnet Inc.	4.875%	12/1/22	3,725	3,729
Baidu Inc.	3.500%	11/28/22	3,725	3,409
Broadcom Corp.	2.500%	8/15/22	2,500	2,232
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,900	1,904
CA Inc.	5.375%	12/1/19	2,725	3,039
CA Inc.	4.500%	8/15/23	2,700	2,665
Cisco Systems Inc.	4.950%	2/15/19	11,617	13,047
Cisco Systems Inc.	4.450%	1/15/20	10,950	11,901
Corning Inc.	6.625%	5/15/19	950	1,145
Corning Inc.	4.250%	8/15/20	1,447	1,527
Corning Inc.	3.700%	11/15/23	2,500	2,461
Dun & Bradstreet Corp.	4.375%	12/1/22	1,225	1,181
EMC Corp.	2.650%	6/1/20	10,597	10,431
EMC Corp.	3.375%	6/1/23	6,200	5,955
Equifax Inc.	3.300%	12/15/22	1,000	917
Fidelity National Information Services Inc.	5.000%	3/15/22	2,225	2,272
Fidelity National Information Services Inc.	3.500%	4/15/23	8,650	7,907
Fiserv Inc.	4.625%	10/1/20	5,147	5,277
Fiserv Inc.	3.500%	10/1/22	1,615	1,502
Google Inc.	3.625%	5/19/21	2,150	2,234
Harris Corp.	6.375%	6/15/19	775	900
Harris Corp.	4.400%	12/15/20	4,740	4,894

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	4.300%	6/1/21	9,125	9,176
	Hewlett-Packard Co.	4.375%	9/15/21	10,950	11,132
	Hewlett-Packard Co.	4.650%	12/9/21	4,850	4,996
	Intel Corp.	3.300%	10/1/21	12,616	12,590
	Intel Corp.	2.700%	12/15/22	8,550	7,855
	International Business Machines Corp.	1.625%	5/15/20	5,371	5,049
	International Business Machines Corp.	2.900%	11/1/21	4,475	4,322
	International Business Machines Corp.	1.875%	8/1/22	8,600	7,520
	International Business Machines Corp.	3.375%	8/1/23	8,675	8,429
	Jabil Circuit Inc.	5.625%	12/15/20	3,188	3,316
	Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,636
	Juniper Networks Inc.	4.600%	3/15/21	725	735
	Leidos Holdings Inc.	4.450%	12/1/20	1,200	1,198
	Lexmark International Inc.	5.125%	3/15/20	875	894
	Maxim Integrated Products Inc.	3.375%	3/15/23	2,375	2,167
	Microsoft Corp.	4.200%	6/1/19	9,175	10,136
	Microsoft Corp.	3.000%	10/1/20	4,025	4,094
	Microsoft Corp.	2.125%	11/15/22	4,100	3,709
	Microsoft Corp.	2.375%	5/1/23	1,375	1,248
	Microsoft Corp.	3.625%	12/15/23	4,725	4,723
	Motorola Solutions Inc.	3.750%	5/15/22	6,050	5,868
	Oracle Corp.	2.375%	1/15/19	4,300	4,332
	Oracle Corp.	5.000%	7/8/19	11,375	12,894
	Oracle Corp.	3.875%	7/15/20	10,940	11,537
	Oracle Corp.	2.500%	10/15/22	9,600	8,818
	Pitney Bowes Inc.	6.250%	3/15/19	3,700	4,165
	Seagate HDD Cayman	6.875%	5/1/20	3,225	3,483
	Seagate HDD Cayman	7.000%	11/1/21	3,000	3,307
4	Seagate HDD Cayman	4.750%	6/1/23	4,000	3,730
	Symantec Corp.	4.200%	9/15/20	4,005	4,118
	Symantec Corp.	3.950%	6/15/22	2,650	2,565
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,750	5,628
	Texas Instruments Inc.	1.650%	8/3/19	3,700	3,578
	Total System Services Inc.	3.750%	6/1/23	1,600	1,464
	Tyco Electronics Group SA	3.500%	2/3/22	3,075	2,917
	Verisk Analytics Inc.	4.125%	9/12/22	4,575	4,437
	Xerox Corp.	5.625%	12/15/19	2,875	3,209
	Xerox Corp.	4.500%	5/15/21	5,750	5,909
	Transportation (0.9%)
5	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	557	590
4,5	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	6,800	7,131
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	2,021	2,231
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	800	816
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	777	806
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,525	5,462
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	4,225	4,001
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,200	3,946
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	1,900	1,765
	Canadian National Railway Co.	5.550%	3/1/19	2,000	2,296
	Canadian National Railway Co.	2.850%	12/15/21	3,050	2,934
	Canadian National Railway Co.	2.250%	11/15/22	1,200	1,075
	Canadian Pacific Railway Co.	7.250%	5/15/19	8,079	9,828
	Canadian Pacific Railway Co.	4.450%	3/15/23	1,530	1,570
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,000	1,032
5	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	871	927
5	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	430	470
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,717	4,275
5	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	1/12/21	2,230	2,370
	CSX Corp.	7.375%	2/1/19	1,325	1,611
	CSX Corp.	4.250%	6/1/21	7,325	7,646
	CSX Corp.	3.700%	11/1/23	2,375	2,306
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,489	2,816
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	3,796	4,432

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	2,652	2,867
5 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,860	1,992
FedEx Corp.	8.000%	1/15/19	3,315	4,126
FedEx Corp.	2.625%	8/1/22	2,475	2,242
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	7,325	6,810
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	800	722
Norfolk Southern Corp.	5.900%	6/15/19	5,275	6,100
Norfolk Southern Corp.	3.250%	12/1/21	2,500	2,433
Norfolk Southern Corp.	3.000%	4/1/22	2,200	2,088
Norfolk Southern Corp.	2.903%	2/15/23	77	71
Norfolk Southern Railway Co.	9.750%	6/15/20	411	560
Ryder System Inc.	2.350%	2/26/19	1,700	1,669
5 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	978	1,119
Union Pacific Corp.	4.000%	2/1/21	1,400	1,453
Union Pacific Corp.	4.163%	7/15/22	6,421	6,618
Union Pacific Corp.	2.950%	1/15/23	2,175	2,021
Union Pacific Corp.	2.750%	4/15/23	1,800	1,649
United Parcel Service Inc.	5.125%	4/1/19	5,811	6,625
United Parcel Service Inc.	3.125%	1/15/21	5,550	5,572
United Parcel Service Inc.	2.450%	10/1/22	7,365	6,787
United Parcel Service of America Inc.	8.375%	4/1/20	500	645
				3,577,470
Utilities (4.1%)
Electric (2.3%)
Alabama Power Co.	3.375%	10/1/20	745	758
Ameren Illinois Co.	2.700%	9/1/22	2,595	2,424
Appalachian Power Co.	7.950%	1/15/20	775	963
Appalachian Power Co.	4.600%	3/30/21	1,700	1,817
Arizona Public Service Co.	8.750%	3/1/19	4,875	6,191
Baltimore Gas & Electric Co.	3.500%	11/15/21	3,575	3,575
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,750	1,677
CMS Energy Corp.	8.750%	6/15/19	3,370	4,256
CMS Energy Corp.	6.250%	2/1/20	2,000	2,299
CMS Energy Corp.	5.050%	3/15/22	3,500	3,780
Commonwealth Edison Co.	4.000%	8/1/20	2,000	2,121
Commonwealth Edison Co.	3.400%	9/1/21	2,050	2,058
Connecticut Light & Power Co.	2.500%	1/15/23	4,083	3,719
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,500	4,207
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,000	2,159
Constellation Energy Group Inc.	5.150%	12/1/20	2,150	2,287
Consumers Energy Co.	6.125%	3/15/19	300	354
Consumers Energy Co.	6.700%	9/15/19	4,116	4,999
Consumers Energy Co.	5.650%	4/15/20	1,075	1,230
Consumers Energy Co.	2.850%	5/15/22	3,000	2,862
Consumers Energy Co.	3.375%	8/15/23	1,700	1,656
Delmarva Power & Light Co.	3.500%	11/15/23	1,425	1,391
Dominion Resources Inc.	8.875%	1/15/19	5,425	6,920
Dominion Resources Inc.	5.200%	8/15/19	900	1,009
Dominion Resources Inc.	4.450%	3/15/21	2,750	2,909
Dominion Resources Inc.	2.750%	9/15/22	1,600	1,465
DTE Electric Co.	3.450%	10/1/20	4,030	4,127
DTE Electric Co.	3.900%	6/1/21	800	831
DTE Electric Co.	2.650%	6/15/22	1,450	1,358
Duke Energy Carolinas LLC	4.300%	6/15/20	3,075	3,306
Duke Energy Carolinas LLC	3.900%	6/15/21	2,000	2,088
Duke Energy Corp.	5.050%	9/15/19	7,925	8,753
Duke Energy Corp.	3.050%	8/15/22	2,350	2,225
Duke Energy Florida Inc.	3.100%	8/15/21	2,000	1,965
Duke Energy Indiana Inc.	3.750%	7/15/20	1,750	1,811
Duke Energy Ohio Inc.	5.450%	4/1/19	2,625	2,996
Duke Energy Progress Inc.	5.300%	1/15/19	4,950	5,627
Duke Energy Progress Inc.	3.000%	9/15/21	5,400	5,280
Duke Energy Progress Inc.	2.800%	5/15/22	2,500	2,378

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Entergy Arkansas Inc.	3.050%	6/1/23	1,800	1,687
Entergy Corp.	5.125%	9/15/20	2,125	2,241
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	2,500	2,599
Entergy Louisiana LLC	4.050%	9/1/23	4,500	4,546
Entergy Mississippi Inc.	3.100%	7/1/23	175	164
Entergy Texas Inc.	7.125%	2/1/19	3,810	4,484
Exelon Generation Co. LLC	5.200%	10/1/19	2,400	2,594
Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,290
Exelon Generation Co. LLC	4.250%	6/15/22	4,000	3,841
FirstEnergy Solutions Corp.	6.050%	8/15/21	2,600	2,774
Florida Power & Light Co.	2.750%	6/1/23	1,500	1,401
Georgia Power Co.	2.850%	5/15/22	4,300	4,051
Great Plains Energy Inc.	4.850%	6/1/21	6,095	6,412
Indiana Michigan Power Co.	7.000%	3/15/19	5,747	6,821
Indiana Michigan Power Co.	3.200%	3/15/23	575	536
ITC Holdings Corp.	4.050%	7/1/23	900	883
Kansas City Power & Light Co.	3.150%	3/15/23	1,225	1,136
Kentucky Utilities Co.	3.250%	11/1/20	2,300	2,334
LG&E & KU Energy LLC	3.750%	11/15/20	5,525	5,581
Metropolitan Edison Co.	7.700%	1/15/19	2,000	2,414
4 MidAmerican Energy Holdings Co.	3.750%	11/15/23	4,275	4,154
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	2,750	2,643
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,200	4,079
5 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	1,933
Nevada Power Co.	7.125%	3/15/19	2,100	2,553
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,700	4,189
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,000	3,095
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	325	304
Northern States Power Co.	2.150%	8/15/22	825	739
Northern States Power Co.	2.600%	5/15/23	1,300	1,194
NSTAR Electric Co.	2.375%	10/15/22	1,575	1,428
NSTAR LLC	4.500%	11/15/19	3,500	3,796
Ohio Power Co.	5.375%	10/1/21	2,875	3,202
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	2,950	2,973
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,550	1,848
Pacific Gas & Electric Co.	3.500%	10/1/20	11,985	12,201
Pacific Gas & Electric Co.	4.250%	5/15/21	200	210
Pacific Gas & Electric Co.	3.250%	9/15/21	2,500	2,451
Pacific Gas & Electric Co.	2.450%	8/15/22	1,925	1,734
Pacific Gas & Electric Co.	3.250%	6/15/23	2,150	2,036
PacifiCorp	5.500%	1/15/19	2,740	3,146
PacifiCorp	3.850%	6/15/21	200	207
PacifiCorp	2.950%	2/1/22	4,275	4,091
Peco Energy Co.	2.375%	9/15/22	2,450	2,223
Pennsylvania Electric Co.	5.200%	4/1/20	1,700	1,813
Portland General Electric Co.	6.100%	4/15/19	2,850	3,338
PPL Capital Funding Inc.	4.200%	6/15/22	2,501	2,496
PPL Capital Funding Inc.	3.400%	6/1/23	3,200	2,977
PPL Electric Utilities Corp.	3.000%	9/15/21	3,600	3,537
PPL Energy Supply LLC	4.600%	12/15/21	3,300	3,177
Progress Energy Inc.	4.400%	1/15/21	2,000	2,116
Progress Energy Inc.	3.150%	4/1/22	3,500	3,364
PSEG Power LLC	5.125%	4/15/20	3,937	4,287
PSEG Power LLC	4.150%	9/15/21	1,225	1,241
Public Service Co. of Colorado	5.125%	6/1/19	2,300	2,599
Public Service Co. of Colorado	3.200%	11/15/20	3,300	3,328
Public Service Co. of Colorado	2.250%	9/15/22	2,500	2,262
Public Service Co. of New Hampshire	3.500%	11/1/23	1,100	1,073
Public Service Co. of Oklahoma	5.150%	12/1/19	650	719
Public Service Co. of Oklahoma	4.400%	2/1/21	2,000	2,096
Public Service Electric & Gas Co.	3.500%	8/15/20	2,000	2,062
Public Service Electric & Gas Co.	2.375%	5/15/23	1,025	920
San Diego Gas & Electric Co.	3.000%	8/15/21	1,950	1,923
San Diego Gas & Electric Co.	3.600%	9/1/23	1,400	1,397

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SCANA Corp.	4.750%	5/15/21	3,050	3,126
SCANA Corp.	4.125%	2/1/22	2,825	2,739
Sierra Pacific Power Co.	3.375%	8/15/23	1,400	1,354
Southern California Edison Co.	3.875%	6/1/21	2,125	2,229
Southern California Edison Co.	3.500%	10/1/23	2,225	2,180
Southwestern Electric Power Co.	6.450%	1/15/19	3,472	3,986
Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,534
Tampa Electric Co.	5.400%	5/15/21	3,500	3,935
Tampa Electric Co.	2.600%	9/15/22	2,050	1,892
TECO Finance Inc.	5.150%	3/15/20	1,350	1,473
Toledo Edison Co.	7.250%	5/1/20	285	340
Tucson Electric Power Co.	5.150%	11/15/21	2,050	2,192
UIL Holdings Corp.	4.625%	10/1/20	1,850	1,887
Union Electric Co.	6.700%	2/1/19	3,000	3,581
Virginia Electric & Power Co.	2.950%	1/15/22	3,200	3,093
Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,542
Western Massachusetts Electric Co.	3.500%	9/15/21	2,275	2,245
Wisconsin Electric Power Co.	4.250%	12/15/19	1,525	1,670
Wisconsin Power & Light Co.	5.000%	7/15/19	2,275	2,550
Wisconsin Power & Light Co.	2.250%	11/15/22	1,850	1,654
Xcel Energy Inc.	4.700%	5/15/20	2,400	2,630
Natural Gas (1.8%)
AGL Capital Corp.	5.250%	8/15/19	2,300	2,561
Atmos Energy Corp.	8.500%	3/15/19	2,510	3,204
Buckeye Partners LP	4.875%	2/1/21	3,475	3,549
Buckeye Partners LP	4.150%	7/1/23	4,000	3,812
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,802	4,059
Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	2,320	2,671
DCP Midstream Operating LP	4.950%	4/1/22	1,750	1,770
DCP Midstream Operating LP	3.875%	3/15/23	3,150	2,911
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	3,500	4,007
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	6,500	6,779
Enbridge Energy Partners LP	9.875%	3/1/19	1,900	2,474
Enbridge Energy Partners LP	5.200%	3/15/20	1,875	2,024
Enbridge Energy Partners LP	4.200%	9/15/21	3,675	3,706
Enbridge Inc.	4.000%	10/1/23	950	931
Energy Transfer Partners LP	9.000%	4/15/19	11,353	14,372
Energy Transfer Partners LP	4.150%	10/1/20	2,700	2,745
Energy Transfer Partners LP	4.650%	6/1/21	425	436
Energy Transfer Partners LP	5.200%	2/1/22	4,440	4,654
Energy Transfer Partners LP	3.600%	2/1/23	3,000	2,779
Enterprise Products Operating LLC	6.500%	1/31/19	3,500	4,147
Enterprise Products Operating LLC	5.250%	1/31/20	5,400	6,018
Enterprise Products Operating LLC	5.200%	9/1/20	2,575	2,858
Enterprise Products Operating LLC	4.050%	2/15/22	4,300	4,359
Enterprise Products Operating LLC	3.350%	3/15/23	3,500	3,313
Gulf South Pipeline Co. LP	4.000%	6/15/22	3,175	3,104
Kinder Morgan Energy Partners LP	2.650%	2/1/19	5,975	5,912
Kinder Morgan Energy Partners LP	6.850%	2/15/20	12,875	15,306
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,150	2,394
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,475	1,468
Kinder Morgan Energy Partners LP	3.950%	9/1/22	3,975	3,867
Kinder Morgan Energy Partners LP	3.450%	2/15/23	4,050	3,746
Kinder Morgan Energy Partners LP	3.500%	9/1/23	2,850	2,627
Magellan Midstream Partners LP	6.550%	7/15/19	2,275	2,686
Magellan Midstream Partners LP	4.250%	2/1/21	1,800	1,880
National Fuel Gas Co.	4.900%	12/1/21	3,875	4,011
National Fuel Gas Co.	3.750%	3/1/23	4,275	4,003
Nisource Finance Corp.	6.800%	1/15/19	3,938	4,604
Nisource Finance Corp.	5.450%	9/15/20	815	905
Nisource Finance Corp.	4.450%	12/1/21	1,425	1,451
Nisource Finance Corp.	6.125%	3/1/22	2,875	3,197
Nisource Finance Corp.	3.850%	2/15/23	600	576

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ONEOK Inc.	4.250%	2/1/22	3,450	3,230
ONEOK Partners LP	8.625%	3/1/19	5,000	6,223
ONEOK Partners LP	3.375%	10/1/22	73	68
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	690	884
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	2,725	3,114
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,625	5,068
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	3,700	3,619
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	1,225	1,192
Sempra Energy	9.800%	2/15/19	4,370	5,768
Sempra Energy	2.875%	10/1/22	850	778
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	3,575	3,664
Spectra Energy Capital LLC	3.300%	3/15/23	3,210	2,829
Spectra Energy Partners LP	4.600%	6/15/21	1,850	1,915
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	3,305	3,540
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	4,975	4,556
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,800	3,393
TransCanada PipeLines Ltd.	3.800%	10/1/20	8,810	9,101
TransCanada PipeLines Ltd.	2.500%	8/1/22	7,550	6,879
TransCanada PipeLines Ltd.	3.750%	10/16/23	2,875	2,790
Western Gas Partners LP	5.375%	6/1/21	5,600	5,989
Williams Cos. Inc.	7.875%	9/1/21	279	324
Williams Cos. Inc.	3.700%	1/15/23	7,000	6,104
Williams Partners LP	5.250%	3/15/20	8,835	9,622
Williams Partners LP	4.000%	11/15/21	4,625	4,563
Williams Partners LP	3.350%	8/15/22	5,150	4,773
Other Utility (0.0%)
United Utilities plc	5.375%	2/1/19	1,000	1,069
				585,537
Total Corporate Bonds (Cost $5,934,355)				5,984,199
Sovereign Bonds (U.S. Dollar-Denominated) (7.1%)
Asian Development Bank	1.750%	3/21/19	10,550	10,434
Asian Development Bank	1.375%	3/23/20	4,000	3,765
Banco do Brasil SA	3.875%	10/10/22	10,925	9,503
4 CNOOC Finance 2012 Ltd.	3.875%	5/2/22	4,200	4,039
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	3,975	3,548
Corp. Andina de Fomento	8.125%	6/4/19	5,600	6,758
Corp. Andina de Fomento	4.375%	6/15/22	10,020	10,009
Ecopetrol SA	7.625%	7/23/19	8,800	10,406
Ecopetrol SA	5.875%	9/18/23	4,325	4,570
European Bank for Reconstruction & Development	1.500%	3/16/20	4,050	3,846
European Investment Bank	2.875%	9/15/20	14,525	14,679
European Investment Bank	4.000%	2/16/21	11,750	12,622
Export-Import Bank of Korea	5.125%	6/29/20	4,400	4,827
Export-Import Bank of Korea	4.000%	1/29/21	5,000	5,083
Export-Import Bank of Korea	4.375%	9/15/21	8,000	8,320
Export-Import Bank of Korea	5.000%	4/11/22	4,400	4,765
Federative Republic of Brazil	5.875%	1/15/19	6,125	6,872
Federative Republic of Brazil	4.875%	1/22/21	19,825	20,762
Federative Republic of Brazil	2.625%	1/5/23	15,500	13,314
Hydro-Quebec	9.400%	2/1/21	2,000	2,723
Hydro-Quebec	8.400%	1/15/22	4,825	6,289
Inter-American Development Bank	1.125%	9/12/19	9,200	8,664
Inter-American Development Bank	3.875%	9/17/19	9,500	10,367
Inter-American Development Bank	3.875%	2/14/20	5,675	6,154
Inter-American Development Bank	2.125%	11/9/20	9,250	8,939
Inter-American Development Bank	3.000%	10/4/23	5,550	5,376
International Bank for Reconstruction & Development	2.125%	11/1/20	6,650	6,451
International Bank for Reconstruction & Development	7.625%	1/19/23	1,857	2,499
International Bank for Reconstruction & Development	2.125%	2/13/23	15,000	13,814
6 Japan Bank for International Cooperation	2.125%	2/7/19	6,300	6,276

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Japan Bank for International Cooperation	3.375%	7/31/23	2,375	2,324
6 Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,397
7 KFW	4.875%	6/17/19	14,520	16,510
7 KFW	4.000%	1/27/20	13,675	14,890
7 KFW	2.750%	9/8/20	26,275	26,391
7 KFW	2.750%	10/1/20	7,850	7,906
7 KFW	2.375%	8/25/21	15,000	14,584
7 KFW	2.625%	1/25/22	15,460	15,080
7 KFW	2.000%	10/4/22	14,550	13,368
7 KFW	2.125%	1/17/23	28,250	25,822
Korea Development Bank	3.000%	9/14/22	5,000	4,698
Korea Finance Corp.	4.625%	11/16/21	4,350	4,568
7 Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,375	2,259
Nexen Energy ULC	6.200%	7/30/19	3,500	4,033
North American Development Bank	4.375%	2/11/20	1,200	1,251
North American Development Bank	2.400%	10/26/22	2,200	1,950
5 Oriental Republic of Uruguay	8.000%	11/18/22	3,430	4,219
Petrobras Global Finance BV	3.000%	1/15/19	11,500	10,773
Petrobras Global Finance BV	4.375%	5/20/23	14,600	12,973
Petrobras International Finance Co.	7.875%	3/15/19	16,200	18,422
Petrobras International Finance Co.	5.750%	1/20/20	14,115	14,513
Petrobras International Finance Co.	5.375%	1/27/21	25,540	25,327
Petroleos Mexicanos	8.000%	5/3/19	10,300	12,451
Petroleos Mexicanos	6.000%	3/5/20	5,825	6,459
Petroleos Mexicanos	5.500%	1/21/21	16,660	17,899
Petroleos Mexicanos	4.875%	1/24/22	16,400	16,800
Petroleos Mexicanos	3.500%	1/30/23	7,000	6,294
Province of British Columbia	2.650%	9/22/21	5,000	4,858
Province of British Columbia	2.000%	10/23/22	7,000	6,260
Province of Manitoba	1.750%	5/30/19	9,025	8,831
Province of Manitoba	9.250%	4/1/20	1,500	1,986
Province of Manitoba	2.100%	9/6/22	3,550	3,198
Province of Nova Scotia	8.250%	7/30/22	4,700	6,165
Province of Ontario	1.650%	9/27/19	9,350	8,927
Province of Ontario	4.000%	10/7/19	8,800	9,472
Province of Ontario	4.400%	4/14/20	17,000	18,579
Province of Ontario	2.450%	6/29/22	2,150	1,977
Quebec	3.500%	7/29/20	2,700	2,796
Quebec	2.750%	8/25/21	20,350	19,613
Quebec	2.625%	2/13/23	2,575	2,351
Republic of Chile	3.875%	8/5/20	3,800	3,965
Republic of Chile	3.250%	9/14/21	8,500	8,318
Republic of Chile	2.250%	10/30/22	3,275	2,900
Republic of Colombia	7.375%	3/18/19	11,125	13,383
Republic of Colombia	11.750%	2/25/20	600	861
Republic of Colombia	4.375%	7/12/21	11,250	11,616
5 Republic of Colombia	2.625%	3/15/23	6,225	5,426
Republic of Italy	6.875%	9/27/23	13,900	16,498
Republic of Korea	7.125%	4/16/19	10,650	12,974
Republic of Korea	3.875%	9/11/23	2,500	2,535
Republic of Panama	5.200%	1/30/20	4,675	5,078
Republic of Peru	7.125%	3/30/19	6,900	8,314
Republic of Philippines	9.875%	1/15/19	5,000	6,575
Republic of Philippines	8.375%	6/17/19	2,650	3,359
Republic of Philippines	6.500%	1/20/20	6,075	7,138
Republic of Philippines	4.000%	1/15/21	13,350	13,750
Republic of Poland	6.375%	7/15/19	18,700	21,856
Republic of Poland	5.125%	4/21/21	9,500	10,319
Republic of Poland	5.000%	3/23/22	16,650	17,734
Republic of Poland	3.000%	3/17/23	6,805	6,184
Republic of South Africa	6.875%	5/27/19	9,150	10,414
Republic of South Africa	5.500%	3/9/20	13,305	14,135
Republic of South Africa	5.875%	5/30/22	3,000	3,208
Republic of Turkey	7.000%	3/11/19	14,075	15,412

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Turkey	7.000%	6/5/20	5,150	5,621
Republic of Turkey	5.625%	3/30/21	15,600	15,662
Republic of Turkey	5.125%	3/25/22	3,475	3,329
Republic of Turkey	6.250%	9/26/22	19,700	20,281
Republic of Turkey	3.250%	3/23/23	3,000	2,470
State of Israel	5.125%	3/26/19	9,230	10,412
State of Israel	4.000%	6/30/22	9,475	9,748
State of Israel	3.150%	6/30/23	3,100	2,938
Statoil ASA	5.250%	4/15/19	9,825	11,118
Statoil ASA	2.900%	11/8/20	7,300	7,238
Statoil ASA	3.150%	1/23/22	975	950
Statoil ASA	2.450%	1/17/23	2,700	2,456
United Mexican States	5.950%	3/19/19	16,413	18,956
United Mexican States	5.125%	1/15/20	9,001	9,954
United Mexican States	3.625%	3/15/22	17,874	17,624
United Mexican States	4.000%	10/2/23	22,413	22,049
Total Sovereign Bonds (Cost $1,036,521)				1,021,606
Taxable Municipal Bonds (0.3%)
California Educational Facilities Authority Revenue
(Stanford University)	3.625%	5/1/14	2,500	2,527
California Educational Facilities Authority Revenue
(Stanford University)	4.250%	5/1/16	800	866
California Educational Facilities Authority Revenue
(Stanford University)	4.750%	5/1/19	1,800	2,017
California GO	6.200%	3/1/19	500	581
California GO	6.200%	10/1/19	3,925	4,580
California GO	5.700%	11/1/21	1,300	1,463
California GO	6.650%	3/1/22	3,500	4,086
Cornell University New York GO	5.450%	2/1/19	1,350	1,546
Dartmouth College New Hampshire GO	4.750%	6/1/19	2,150	2,397
Emory University Georgia GO	5.625%	9/1/19	1,000	1,160
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	1,650	1,612
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	6,250	5,915
Illinois GO	5.877%	3/1/19	3,980	4,332
Illinois GO	4.950%	6/1/23	1,700	1,649
Massachusetts GO	4.200%	12/1/21	3,375	3,554
Princeton University New Jersey GO	4.950%	3/1/19	5,325	6,035
Puerto Rico Government Development Bank Revenue	5.000%	8/1/23	3,000	1,772
University of California Revenue	1.796%	7/1/19	2,950	2,831
Total Taxable Municipal Bonds (Cost $48,108)				48,923
			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
8 Vanguard Market Liquidity Fund (Cost $20,064)	0.125%		20,064,000	20,064
Total Investments (99.3%) (Cost $14,312,451)				14,366,065
Other Assets and Liabilities—Net (0.7%)				101,007
Net Assets (100%)				14,467,072

1 Securities with a value of $284,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2013

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $49,357,000, representing 0.3% of net assets.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Federal Republic of Germany.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

56

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (35.3%)
U.S. Government Securities (32.6%)
	United States Treasury Note/Bond	1.750%	5/15/23	19,106	17,186
	United States Treasury Note/Bond	2.500%	8/15/23	1,100	1,054
	United States Treasury Note/Bond	6.250%	8/15/23	3,705	4,750
	United States Treasury Note/Bond	2.750%	11/15/23	27,075	26,432
	United States Treasury Note/Bond	7.500%	11/15/24	3,110	4,385
	United States Treasury Note/Bond	7.625%	2/15/25	2,250	3,207
	United States Treasury Note/Bond	6.875%	8/15/25	33,665	45,721
	United States Treasury Note/Bond	6.000%	2/15/26	6,090	7,755
	United States Treasury Note/Bond	6.750%	8/15/26	7,700	10,447
	United States Treasury Note/Bond	6.500%	11/15/26	4,105	5,469
	United States Treasury Note/Bond	6.375%	8/15/27	11,955	15,831
	United States Treasury Note/Bond	6.125%	11/15/27	14,775	19,171
	United States Treasury Note/Bond	5.500%	8/15/28	41,680	51,214
	United States Treasury Note/Bond	5.250%	11/15/28	35,405	42,486
	United States Treasury Note/Bond	5.250%	2/15/29	13,915	16,698
	United States Treasury Note/Bond	6.125%	8/15/29	34,015	44,539
	United States Treasury Note/Bond	6.250%	5/15/30	19,860	26,442
	United States Treasury Note/Bond	5.375%	2/15/31	43,735	53,411
	United States Treasury Note/Bond	4.500%	2/15/36	17,090	18,935
	United States Treasury Note/Bond	4.750%	2/15/37	1,180	1,352
	United States Treasury Note/Bond	5.000%	5/15/37	20,000	23,691
	United States Treasury Note/Bond	4.375%	2/15/38	22,298	24,151
	United States Treasury Note/Bond	4.500%	5/15/38	42,065	46,416
	United States Treasury Note/Bond	3.500%	2/15/39	21,295	19,954
	United States Treasury Note/Bond	4.250%	5/15/39	50,773	53,882
	United States Treasury Note/Bond	4.500%	8/15/39	28,031	30,918
	United States Treasury Note/Bond	4.375%	11/15/39	55,225	59,729
	United States Treasury Note/Bond	4.625%	2/15/40	51,701	58,099
	United States Treasury Note/Bond	4.375%	5/15/40	67,978	73,501
	United States Treasury Note/Bond	3.875%	8/15/40	67,055	66,740
	United States Treasury Note/Bond	4.250%	11/15/40	108,350	114,749
	United States Treasury Note/Bond	4.750%	2/15/41	77,355	88,595
	United States Treasury Note/Bond	4.375%	5/15/41	54,925	59,310
	United States Treasury Note/Bond	3.750%	8/15/41	4,915	4,768
	United States Treasury Note/Bond	3.125%	11/15/41	68,095	58,509
	United States Treasury Note/Bond	3.125%	2/15/42	52,948	45,419
	United States Treasury Note/Bond	3.000%	5/15/42	77,915	64,998
	United States Treasury Note/Bond	2.750%	8/15/42	148,023	116,684
	United States Treasury Note/Bond	2.750%	11/15/42	125,625	98,793
	United States Treasury Note/Bond	3.125%	2/15/43	135,190	115,144
	United States Treasury Note/Bond	2.875%	5/15/43	64,715	52,177
	United States Treasury Note/Bond	3.625%	8/15/43	166,180	156,131
	United States Treasury Note/Bond	3.750%	11/15/43	23,000	22,116
					1,870,959
Agency Bonds and Notes (2.7%)
1	Federal Home Loan Banks	5.375%	8/15/24	100	114
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,161
1	Federal Home Loan Banks	5.500%	7/15/36	5,865	6,744
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	2,490	3,265
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	21,490
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	10,067	12,690
2	Federal National Mortgage Assn.	6.250%	5/15/29	11,900	14,841
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	12,412
2	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	12,077
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	11,760
2,3	Federal National Mortgage Assn.	6.000%	4/18/36	2,000	2,186
2	Federal National Mortgage Assn.	5.625%	7/15/37	4,160	4,936
2	Federal National Mortgage Assn.	6.210%	8/6/38	1,000	1,239
	Private Export Funding Corp.	2.450%	7/15/24	3,350	2,990
	Resolution Funding Corp.	8.625%	1/15/21	850	1,159
	State of Israel	5.500%	4/26/24	6,275	7,241

57

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	6.750%	11/1/25	5,330	6,752
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,220
1	Tennessee Valley Authority	4.650%	6/15/35	4,975	4,941
1	Tennessee Valley Authority	5.880%	4/1/36	1,500	1,731
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,180
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	2,911
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,294
1	Tennessee Valley Authority	5.250%	9/15/39	5,845	6,141
1	Tennessee Valley Authority	3.500%	12/15/42	3,150	2,488
1	Tennessee Valley Authority	4.875%	1/15/48	2,650	2,546
1	Tennessee Valley Authority	5.375%	4/1/56	1,950	1,974
1	Tennessee Valley Authority	4.625%	9/15/60	2,000	1,777
					155,260
Total U.S. Government and Agency Obligations (Cost $2,103,093)					2,026,219
Corporate Bonds (49.5%)
Finance (9.4%)
	Banking (4.6%)
	American Express Co.	4.050%	12/3/42	3,031	2,639
	Bank of America Corp.	5.875%	2/7/42	5,270	6,037
	Bank of America NA	6.000%	10/15/36	3,600	4,052
	Bank of New York Mellon Corp.	3.950%	11/18/25	1,125	1,109
	Bank One Capital III	8.750%	9/1/30	725	926
	Bank One Corp.	7.625%	10/15/26	4,975	6,117
	Bank One Corp.	8.000%	4/29/27	185	234
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	532
	Citigroup Inc.	5.500%	9/13/25	3,900	4,099
	Citigroup Inc.	6.625%	1/15/28	125	144
	Citigroup Inc.	6.625%	6/15/32	3,350	3,736
	Citigroup Inc.	5.875%	2/22/33	2,900	2,974
	Citigroup Inc.	6.000%	10/31/33	2,025	2,128
	Citigroup Inc.	5.850%	12/11/34	1,636	1,765
	Citigroup Inc.	6.125%	8/25/36	5,815	6,185
	Citigroup Inc.	5.875%	5/29/37	1,950	2,148
	Citigroup Inc.	6.875%	3/5/38	3,540	4,393
	Citigroup Inc.	8.125%	7/15/39	6,695	9,356
	Citigroup Inc.	5.875%	1/30/42	2,915	3,239
	Citigroup Inc.	6.675%	9/13/43	3,350	3,823
	Citigroup Inc.	4.950%	11/7/43	1,500	1,487
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	3,025	3,085
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	4,375	4,618
	Credit Suisse USA Inc.	7.125%	7/15/32	2,200	2,863
	Fifth Third Bancorp	4.300%	1/16/24	975	952
	Fifth Third Bancorp	8.250%	3/1/38	2,945	3,874
	Goldman Sachs Capital I	6.345%	2/15/34	7,750	7,812
	Goldman Sachs Group Inc.	5.950%	1/15/27	2,800	2,962
	Goldman Sachs Group Inc.	6.125%	2/15/33	7,700	8,632
	Goldman Sachs Group Inc.	6.450%	5/1/36	4,200	4,444
	Goldman Sachs Group Inc.	6.750%	10/1/37	15,690	17,307
	Goldman Sachs Group Inc.	6.250%	2/1/41	6,700	7,690
	HSBC Bank USA NA	5.875%	11/1/34	4,090	4,436
	HSBC Bank USA NA	5.625%	8/15/35	3,425	3,601
	HSBC Bank USA NA	7.000%	1/15/39	1,325	1,654
	HSBC Holdings plc	7.625%	5/17/32	1,050	1,309
	HSBC Holdings plc	7.350%	11/27/32	200	244
	HSBC Holdings plc	6.500%	5/2/36	5,925	7,001
	HSBC Holdings plc	6.500%	9/15/37	6,750	7,943
	HSBC Holdings plc	6.800%	6/1/38	4,240	5,189
	HSBC Holdings plc	6.100%	1/14/42	2,350	2,789
	JPMorgan Chase & Co.	6.400%	5/15/38	6,600	7,867
	JPMorgan Chase & Co.	5.500%	10/15/40	4,275	4,625
	JPMorgan Chase & Co.	5.600%	7/15/41	4,175	4,531
	JPMorgan Chase & Co.	5.400%	1/6/42	4,130	4,401

58

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.625%	8/16/43	3,550	3,741
KeyBank NA	6.950%	2/1/28	868	1,025
Merrill Lynch & Co. Inc.	6.110%	1/29/37	5,825	6,204
Merrill Lynch & Co. Inc.	7.750%	5/14/38	6,175	7,894
Morgan Stanley	5.000%	11/24/25	5,625	5,635
Morgan Stanley	6.250%	8/9/26	2,075	2,387
Morgan Stanley	7.250%	4/1/32	2,875	3,574
Morgan Stanley	6.375%	7/24/42	5,775	6,708
Northern Trust Corp.	3.950%	10/30/25	2,100	2,027
PNC Bank NA	4.200%	11/1/25	1,225	1,194
UBS AG	7.750%	9/1/26	1,500	1,836
Wachovia Bank NA	5.850%	2/1/37	3,875	4,378
Wachovia Bank NA	6.600%	1/15/38	7,375	9,045
Wachovia Corp.	6.605%	10/1/25	1,725	1,962
Wachovia Corp.	7.574%	8/1/26	125	153
Wachovia Corp.	7.500%	4/15/35	1,350	1,652
Wachovia Corp.	5.500%	8/1/35	1,510	1,554
Wachovia Corp.	6.550%	10/15/35	125	140
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,627
Wells Fargo & Co.	5.375%	11/2/43	5,450	5,540
Wells Fargo Bank NA	5.950%	8/26/36	3,155	3,547
3 Wells Fargo Capital X	5.950%	12/1/86	2,525	2,468
Brokerage (0.1%)
Invesco Finance plc	4.000%	1/30/24	2,000	1,987
Invesco Finance plc	5.375%	11/30/43	1,600	1,600
Jefferies Group LLC	6.450%	6/8/27	900	930
Jefferies Group LLC	6.250%	1/15/36	1,150	1,107
Jefferies Group LLC	6.500%	1/20/43	1,575	1,556
Leucadia National Corp.	6.625%	10/23/43	825	804
Finance Companies (1.1%)
General Electric Capital Corp.	6.750%	3/15/32	16,330	20,154
General Electric Capital Corp.	6.150%	8/7/37	6,930	7,991
General Electric Capital Corp.	5.875%	1/14/38	19,425	21,951
General Electric Capital Corp.	6.875%	1/10/39	9,100	11,653
Insurance (3.3%)
ACE Capital Trust II	9.700%	4/1/30	850	1,211
ACE INA Holdings Inc.	6.700%	5/15/36	1,000	1,247
ACE INA Holdings Inc.	4.150%	3/13/43	1,350	1,214
Aetna Inc.	6.625%	6/15/36	2,700	3,200
Aetna Inc.	6.750%	12/15/37	1,325	1,603
Aetna Inc.	4.500%	5/15/42	1,450	1,340
Aetna Inc.	4.125%	11/15/42	1,075	936
Aflac Inc.	6.900%	12/17/39	1,125	1,375
Aflac Inc.	6.450%	8/15/40	1,285	1,500
AIG Life Holdings Inc.	8.500%	7/1/30	250	313
Allstate Corp.	5.350%	6/1/33	1,950	2,066
Allstate Corp.	5.550%	5/9/35	1,300	1,416
Allstate Corp.	5.950%	4/1/36	550	626
Allstate Corp.	4.500%	6/15/43	1,125	1,060
3 Allstate Corp.	6.500%	5/15/67	1,000	1,044
American International Group Inc.	4.125%	2/15/24	4,125	4,096
American International Group Inc.	6.250%	5/1/36	1,425	1,641
American International Group Inc.	6.820%	11/15/37	826	998
3 American International Group Inc.	8.175%	5/15/68	10,575	12,690
3 American International Group Inc.	6.250%	3/15/87	2,975	2,971
Aon Corp.	8.205%	1/1/27	250	300
Aon Corp.	6.250%	9/30/40	1,600	1,810
Aon plc	4.250%	12/12/42	575	490
Aon plc	4.450%	5/24/43	1,325	1,172
Arch Capital Group Ltd.	7.350%	5/1/34	625	784
Arch Capital Group US Inc.	5.144%	11/1/43	1,550	1,543
Assurant Inc.	6.750%	2/15/34	1,200	1,279
AXA SA	8.600%	12/15/30	4,275	5,232

59

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	2,875	3,154
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,775	1,603
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,650	1,470
Berkshire Hathaway Inc.	4.500%	2/11/43	2,125	1,965
Chubb Corp.	6.000%	5/11/37	2,600	3,005
Chubb Corp.	6.500%	5/15/38	1,375	1,680
Cigna Corp.	7.875%	5/15/27	500	621
Cigna Corp.	6.150%	11/15/36	525	590
Cigna Corp.	5.875%	3/15/41	1,785	1,961
Cigna Corp.	5.375%	2/15/42	2,445	2,558
Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,387
Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,407
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,425	1,539
Genworth Holdings Inc.	4.800%	2/15/24	1,600	1,577
Genworth Holdings Inc.	6.500%	6/15/34	825	881
Hartford Financial Services Group Inc.	5.950%	10/15/36	875	963
Hartford Financial Services Group Inc.	6.625%	3/30/40	486	583
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,100	2,368
Hartford Financial Services Group Inc.	4.300%	4/15/43	400	349
Humana Inc.	8.150%	6/15/38	725	955
Humana Inc.	4.625%	12/1/42	1,300	1,158
ING US Inc.	5.700%	7/15/43	750	780
Lincoln National Corp.	6.150%	4/7/36	2,825	3,167
Lincoln National Corp.	7.000%	6/15/40	1,350	1,687
Loews Corp.	6.000%	2/1/35	800	879
Loews Corp.	4.125%	5/15/43	1,600	1,359
Markel Corp.	5.000%	3/30/43	1,100	1,017
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	875	928
MetLife Inc.	6.500%	12/15/32	1,050	1,252
MetLife Inc.	6.375%	6/15/34	1,150	1,355
MetLife Inc.	5.700%	6/15/35	1,775	1,931
MetLife Inc.	5.875%	2/6/41	5,400	5,990
MetLife Inc.	4.125%	8/13/42	2,075	1,793
MetLife Inc.	4.875%	11/13/43	1,400	1,357
3 MetLife Inc.	6.400%	12/15/66	3,415	3,522
3 MetLife Inc.	10.750%	8/1/69	1,340	1,981
Munich Re America Corp.	7.450%	12/15/26	1,000	1,233
3 Nationwide Financial Services Inc.	6.750%	5/15/67	1,000	984
Principal Financial Group Inc.	6.050%	10/15/36	2,225	2,510
Principal Financial Group Inc.	4.625%	9/15/42	375	347
Principal Financial Group Inc.	4.350%	5/15/43	800	715
Progressive Corp.	6.625%	3/1/29	2,200	2,591
Protective Life Corp.	8.450%	10/15/39	900	1,136
Prudential Financial Inc.	5.750%	7/15/33	150	161
Prudential Financial Inc.	5.400%	6/13/35	1,820	1,868
Prudential Financial Inc.	5.900%	3/17/36	1,350	1,469
Prudential Financial Inc.	5.700%	12/14/36	5,100	5,450
Prudential Financial Inc.	6.625%	12/1/37	1,375	1,642
Prudential Financial Inc.	6.625%	6/21/40	600	722
Prudential Financial Inc.	6.200%	11/15/40	1,350	1,541
Prudential Financial Inc.	5.625%	5/12/41	125	133
Prudential Financial Inc.	5.100%	8/15/43	650	648
3 Prudential Financial Inc.	5.200%	3/15/44	1,100	1,061
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,115	1,323
Transatlantic Holdings Inc.	8.000%	11/30/39	800	985
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,248
Travelers Cos. Inc.	6.250%	6/15/37	2,175	2,580
Travelers Cos. Inc.	5.350%	11/1/40	2,125	2,289
Travelers Cos. Inc.	4.600%	8/1/43	1,975	1,927
Travelers Property Casualty Corp.	6.375%	3/15/33	1,250	1,500
Trinity Acquisition plc	6.125%	8/15/43	900	900
UnitedHealth Group Inc.	5.800%	3/15/36	1,635	1,792
UnitedHealth Group Inc.	6.500%	6/15/37	890	1,056
UnitedHealth Group Inc.	6.625%	11/15/37	1,575	1,898

60

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	6.875%	2/15/38	3,860	4,765
UnitedHealth Group Inc.	5.950%	2/15/41	1,500	1,683
UnitedHealth Group Inc.	4.625%	11/15/41	1,700	1,589
UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,377
UnitedHealth Group Inc.	3.950%	10/15/42	1,500	1,272
UnitedHealth Group Inc.	4.250%	3/15/43	2,800	2,521
Unum Group	5.750%	8/15/42	650	670
Validus Holdings Ltd.	8.875%	1/26/40	940	1,198
WellPoint Inc.	5.950%	12/15/34	441	473
WellPoint Inc.	5.850%	1/15/36	2,575	2,767
WellPoint Inc.	6.375%	6/15/37	1,220	1,382
WellPoint Inc.	4.625%	5/15/42	3,300	3,036
WellPoint Inc.	4.650%	1/15/43	2,325	2,143
WellPoint Inc.	5.100%	1/15/44	1,725	1,706
XL Group plc	6.375%	11/15/24	1,150	1,314
XL Group plc	6.250%	5/15/27	825	913
XLIT Ltd.	5.250%	12/15/43	650	656
Other Finance (0.0%)
CME Group Inc.	5.300%	9/15/43	1,850	1,919

Real Estate Investment Trusts (0.3%)
Boston Properties LP	3.800%	2/1/24	1,625	1,555
Camden Property Trust	4.250%	1/15/24	700	690
HCP Inc.	6.750%	2/1/41	1,600	1,897
Health Care REIT Inc.	4.500%	1/15/24	475	469
Health Care REIT Inc.	6.500%	3/15/41	900	981
Health Care REIT Inc.	5.125%	3/15/43	1,400	1,284
Liberty Property LP	4.400%	2/15/24	1,125	1,103
Omega Healthcare Investors Inc.	5.875%	3/15/24	1,200	1,212
Realty Income Corp.	5.875%	3/15/35	920	939
Simon Property Group LP	6.750%	2/1/40	1,350	1,684
Simon Property Group LP	4.750%	3/15/42	2,100	2,032
Ventas Realty LP	5.700%	9/30/43	750	764
Weingarten Realty Investors	4.450%	1/15/24	675	664
				536,272
Industrial (31.3%)
Basic Industry (3.0%)
Agrium Inc.	6.125%	1/15/41	1,850	1,973
Agrium Inc.	4.900%	6/1/43	2,325	2,138
Alcoa Inc.	5.900%	2/1/27	1,395	1,372
Alcoa Inc.	6.750%	1/15/28	1,185	1,236
Alcoa Inc.	5.950%	2/1/37	1,025	943
Barrick Gold Corp.	5.250%	4/1/42	1,775	1,455
Barrick North America Finance LLC	7.500%	9/15/38	1,050	1,053
Barrick North America Finance LLC	5.700%	5/30/41	2,400	2,052
Barrick North America Finance LLC	5.750%	5/1/43	2,775	2,496
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,320	2,000
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	583
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,860	2,518
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	7,600	7,677
CF Industries Inc.	4.950%	6/1/43	2,475	2,236
Cliffs Natural Resources Inc.	6.250%	10/1/40	1,375	1,165
Domtar Corp.	6.250%	9/1/42	1,375	1,316
Dow Chemical Co.	7.375%	11/1/29	2,300	2,950
Dow Chemical Co.	9.400%	5/15/39	1,950	2,910
Dow Chemical Co.	5.250%	11/15/41	2,675	2,681
Dow Chemical Co.	4.375%	11/15/42	3,700	3,244
Eastman Chemical Co.	4.800%	9/1/42	2,425	2,283
Ecolab Inc.	5.500%	12/8/41	2,440	2,613
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	938
EI du Pont de Nemours & Co.	5.600%	12/15/36	625	671
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,528
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,075	1,831

61

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
FMC Corp.	4.100%	2/1/24	1,150	1,144
Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	6,505	6,200
4 Georgia-Pacific LLC	5.400%	11/1/20	1,500	1,669
Georgia-Pacific LLC	7.375%	12/1/25	775	954
Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,454
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,079
International Paper Co.	8.700%	6/15/38	795	1,098
International Paper Co.	7.300%	11/15/39	1,890	2,328
International Paper Co.	6.000%	11/15/41	2,250	2,432
Kinross Gold Corp.	6.875%	9/1/41	695	620
Lubrizol Corp.	6.500%	10/1/34	925	1,121
LYB International Finance BV	5.250%	7/15/43	1,200	1,196
LyondellBasell Industries NV	5.750%	4/15/24	3,875	4,327
Monsanto Co.	5.500%	8/15/25	1,350	1,518
Monsanto Co.	5.875%	4/15/38	1,350	1,552
Monsanto Co.	3.600%	7/15/42	425	348
Mosaic Co.	5.450%	11/15/33	1,100	1,121
Mosaic Co.	4.875%	11/15/41	830	748
Mosaic Co.	5.625%	11/15/43	1,000	1,009
Newmont Mining Corp.	5.875%	4/1/35	1,210	1,022
Newmont Mining Corp.	6.250%	10/1/39	2,485	2,190
Newmont Mining Corp.	4.875%	3/15/42	2,725	2,013
Nucor Corp.	6.400%	12/1/37	2,350	2,608
Nucor Corp.	5.200%	8/1/43	1,100	1,072
Placer Dome Inc.	6.450%	10/15/35	700	648
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,571
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	2,600	2,746
PPG Industries Inc.	7.700%	3/15/38	650	843
PPG Industries Inc.	5.500%	11/15/40	275	287
Praxair Inc.	3.550%	11/7/42	950	766
Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	348
Rio Tinto Alcan Inc.	5.750%	6/1/35	4,350	4,528
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,175	3,910
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,175	2,231
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,208
Rio Tinto Finance USA plc	4.125%	8/21/42	4,150	3,615
Rohm & Haas Co.	7.850%	7/15/29	2,500	3,304
Southern Copper Corp.	7.500%	7/27/35	3,850	3,988
Southern Copper Corp.	6.750%	4/16/40	2,510	2,414
Southern Copper Corp.	5.250%	11/8/42	3,050	2,464
Syngenta Finance NV	4.375%	3/28/42	650	600
Teck Resources Ltd.	6.125%	10/1/35	1,500	1,448
Teck Resources Ltd.	6.000%	8/15/40	2,275	2,175
Teck Resources Ltd.	6.250%	7/15/41	2,550	2,525
Teck Resources Ltd.	5.200%	3/1/42	2,595	2,275
Teck Resources Ltd.	5.400%	2/1/43	525	479
Vale Canada Ltd.	7.200%	9/15/32	1,050	1,063
Vale Overseas Ltd.	8.250%	1/17/34	1,225	1,404
Vale Overseas Ltd.	6.875%	11/21/36	9,255	9,485
Vale Overseas Ltd.	6.875%	11/10/39	6,255	6,419
Vale SA	5.625%	9/11/42	3,575	3,202
Westvaco Corp.	7.950%	2/15/31	1,875	2,169
Weyerhaeuser Co.	8.500%	1/15/25	875	1,119
Weyerhaeuser Co.	7.375%	3/15/32	4,050	4,967
Weyerhaeuser Co.	6.875%	12/15/33	800	943
Capital Goods (2.2%)
3M Co.	6.375%	2/15/28	500	608
3M Co.	5.700%	3/15/37	1,150	1,321
ABB Finance USA Inc.	4.375%	5/8/42	1,525	1,391
Boeing Co.	7.950%	8/15/24	875	1,171
Boeing Co.	6.125%	2/15/33	925	1,100
Boeing Co.	6.625%	2/15/38	1,050	1,337
Boeing Co.	6.875%	3/15/39	2,375	3,131

62

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	5.875%	2/15/40	1,275	1,509
Caterpillar Inc.	5.300%	9/15/35	600	630
Caterpillar Inc.	6.050%	8/15/36	2,725	3,112
Caterpillar Inc.	5.200%	5/27/41	1,200	1,249
Caterpillar Inc.	3.803%	8/15/42	4,741	3,975
Deere & Co.	5.375%	10/16/29	1,975	2,206
Deere & Co.	8.100%	5/15/30	1,000	1,380
Deere & Co.	7.125%	3/3/31	200	255
Deere & Co.	3.900%	6/9/42	3,400	2,969
Dover Corp.	5.375%	10/15/35	825	881
Dover Corp.	6.600%	3/15/38	725	883
Dover Corp.	5.375%	3/1/41	900	962
Eaton Corp.	4.000%	11/2/32	2,020	1,841
Eaton Corp.	4.150%	11/2/42	2,750	2,443
Emerson Electric Co.	6.000%	8/15/32	1,650	1,862
Emerson Electric Co.	6.125%	4/15/39	825	973
Emerson Electric Co.	5.250%	11/15/39	175	184
General Dynamics Corp.	3.600%	11/15/42	1,900	1,555
General Electric Co.	4.125%	10/9/42	6,400	5,866
Honeywell International Inc.	5.700%	3/15/36	2,500	2,804
Honeywell International Inc.	5.700%	3/15/37	1,525	1,703
Honeywell International Inc.	5.375%	3/1/41	1,920	2,098
Illinois Tool Works Inc.	4.875%	9/15/41	2,100	2,066
Illinois Tool Works Inc.	3.900%	9/1/42	2,750	2,342
4 Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,200	1,211
Legrand France SA	8.500%	2/15/25	825	1,062
Lockheed Martin Corp.	6.150%	9/1/36	5,135	5,814
Lockheed Martin Corp.	5.500%	11/15/39	1,350	1,420
Lockheed Martin Corp.	5.720%	6/1/40	2,189	2,343
Lockheed Martin Corp.	4.850%	9/15/41	425	418
Lockheed Martin Corp.	4.070%	12/15/42	1,925	1,675
Northrop Grumman Corp.	5.050%	11/15/40	1,800	1,750
Northrop Grumman Corp.	4.750%	6/1/43	2,650	2,508
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,315	1,672
Owens Corning	7.000%	12/1/36	1,450	1,557
Parker Hannifin Corp.	6.250%	5/15/38	995	1,184
Precision Castparts Corp.	3.900%	1/15/43	1,275	1,108
Raytheon Co.	7.200%	8/15/27	400	489
Raytheon Co.	4.875%	10/15/40	1,300	1,289
Raytheon Co.	4.700%	12/15/41	1,975	1,908
Republic Services Inc.	6.200%	3/1/40	1,860	2,138
Republic Services Inc.	5.700%	5/15/41	2,250	2,398
Rockwell Automation Inc.	6.700%	1/15/28	300	364
Rockwell Automation Inc.	6.250%	12/1/37	800	929
Sonoco Products Co.	5.750%	11/1/40	1,950	2,062
Stanley Black & Decker Inc.	5.200%	9/1/40	1,200	1,194
United Technologies Corp.	6.700%	8/1/28	1,175	1,440
United Technologies Corp.	7.500%	9/15/29	1,875	2,472
United Technologies Corp.	5.400%	5/1/35	1,775	1,989
United Technologies Corp.	6.050%	6/1/36	2,275	2,654
United Technologies Corp.	6.125%	7/15/38	2,275	2,709
United Technologies Corp.	5.700%	4/15/40	3,335	3,816
United Technologies Corp.	4.500%	6/1/42	10,200	9,860
Waste Management Inc.	7.100%	8/1/26	1,745	2,119
Waste Management Inc.	7.000%	7/15/28	1,395	1,692
Waste Management Inc.	7.750%	5/15/32	1,375	1,786
Waste Management Inc.	6.125%	11/30/39	1,695	1,931
Communication (7.6%)
21st Century Fox America Inc.	6.550%	3/15/33	225	258
21st Century Fox America Inc.	6.200%	12/15/34	5,990	6,672
21st Century Fox America Inc.	6.400%	12/15/35	5,830	6,620
21st Century Fox America Inc.	8.150%	10/17/36	1,225	1,554
21st Century Fox America Inc.	6.150%	3/1/37	2,580	2,832

63

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	6.650%	11/15/37	1,750	2,030
21st Century Fox America Inc.	7.850%	3/1/39	825	1,049
21st Century Fox America Inc.	6.900%	8/15/39	2,700	3,231
21st Century Fox America Inc.	6.150%	2/15/41	1,725	1,923
4 21st Century Fox America Inc.	5.400%	10/1/43	500	512
21st Century Fox America Inc.	7.750%	12/1/45	1,395	1,751
Alltel Corp.	6.800%	5/1/29	200	231
Alltel Corp.	7.875%	7/1/32	2,625	3,429
America Movil SAB de CV	6.375%	3/1/35	2,810	3,044
America Movil SAB de CV	6.125%	11/15/37	875	924
America Movil SAB de CV	6.125%	3/30/40	5,670	6,109
America Movil SAB de CV	4.375%	7/16/42	3,050	2,556
American Tower Corp.	5.000%	2/15/24	2,500	2,526
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	1,079
AT&T Corp.	8.000%	11/15/31	1,696	2,257
AT&T Inc.	6.450%	6/15/34	4,335	4,851
AT&T Inc.	6.150%	9/15/34	2,400	2,584
AT&T Inc.	6.500%	9/1/37	2,560	2,906
AT&T Inc.	6.300%	1/15/38	4,510	4,985
AT&T Inc.	6.400%	5/15/38	1,775	1,982
AT&T Inc.	6.550%	2/15/39	6,385	7,240
AT&T Inc.	5.350%	9/1/40	9,381	9,309
AT&T Inc.	5.550%	8/15/41	2,955	2,978
AT&T Inc.	4.300%	12/15/42	4,725	4,021
AT&T Inc.	4.350%	6/15/45	7,810	6,571
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,365
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,118	2,480
BellSouth Corp.	6.875%	10/15/31	1,202	1,329
BellSouth Corp.	6.550%	6/15/34	915	977
BellSouth Corp.	6.000%	11/15/34	529	532
BellSouth Telecommunications LLC	6.375%	6/1/28	1,565	1,687
BellSouth Telecommunications LLC	0.000%	12/15/95	585	536
British Telecommunications plc	9.625%	12/15/30	7,775	11,590
CBS Corp.	7.875%	7/30/30	4,815	6,003
CBS Corp.	5.500%	5/15/33	225	222
CBS Corp.	5.900%	10/15/40	600	617
CBS Corp.	4.850%	7/1/42	1,575	1,421
Comcast Corp.	4.250%	1/15/33	4,550	4,190
Comcast Corp.	7.050%	3/15/33	700	854
Comcast Corp.	5.650%	6/15/35	4,650	4,935
Comcast Corp.	6.500%	11/15/35	5,715	6,642
Comcast Corp.	6.450%	3/15/37	4,525	5,219
Comcast Corp.	6.950%	8/15/37	5,335	6,559
Comcast Corp.	6.400%	5/15/38	2,175	2,486
Comcast Corp.	6.400%	3/1/40	1,625	1,878
Comcast Corp.	4.650%	7/15/42	4,950	4,579
Comcast Corp.	4.500%	1/15/43	2,325	2,097
Deutsche Telekom International Finance BV	8.750%	6/15/30	9,900	14,064
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,055	1,561
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,510	2,603
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	3,300	3,263
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	3,800	3,900
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	2,900	2,594
Discovery Communications LLC	6.350%	6/1/40	2,400	2,649
Discovery Communications LLC	4.950%	5/15/42	1,425	1,322
Discovery Communications LLC	4.875%	4/1/43	2,675	2,461
Embarq Corp.	7.995%	6/1/36	4,870	4,900
Grupo Televisa SAB	6.625%	3/18/25	1,600	1,774
Grupo Televisa SAB	8.500%	3/11/32	250	311
Grupo Televisa SAB	6.625%	1/15/40	2,035	2,157
GTE Corp.	6.940%	4/15/28	2,675	3,027
Koninklijke KPN NV	8.375%	10/1/30	2,825	3,571
McGraw Hill Financial Inc.	6.550%	11/15/37	1,150	1,094
Moody's Corp.	4.875%	2/15/24	1,400	1,398

64

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NBCUniversal Media LLC	6.400%	4/30/40	3,695	4,243
NBCUniversal Media LLC	5.950%	4/1/41	3,100	3,396
NBCUniversal Media LLC	4.450%	1/15/43	2,925	2,617
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,215	3,111
Orange SA	8.750%	3/1/31	6,890	9,427
Orange SA	5.375%	1/13/42	2,075	2,075
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,217
Qwest Corp.	7.200%	11/10/26	200	201
Qwest Corp.	6.875%	9/15/33	4,450	4,255
Qwest Corp.	7.125%	11/15/43	1,500	1,444
Rogers Communications Inc.	7.500%	8/15/38	1,575	1,956
Rogers Communications Inc.	4.500%	3/15/43	825	699
Rogers Communications Inc.	5.450%	10/1/43	650	668
TCI Communications Inc.	7.875%	2/15/26	1,200	1,553
TCI Communications Inc.	7.125%	2/15/28	1,095	1,340
Telefonica Emisiones SAU	7.045%	6/20/36	6,325	7,039
Telefonica Europe BV	8.250%	9/15/30	3,100	3,663
Thomson Reuters Corp.	5.500%	8/15/35	2,040	1,974
Thomson Reuters Corp.	5.850%	4/15/40	1,625	1,652
Thomson Reuters Corp.	4.500%	5/23/43	200	167
Thomson Reuters Corp.	5.650%	11/23/43	1,525	1,520
Time Warner Cable Inc.	6.550%	5/1/37	3,785	3,475
Time Warner Cable Inc.	7.300%	7/1/38	3,025	2,990
Time Warner Cable Inc.	6.750%	6/15/39	3,875	3,624
Time Warner Cable Inc.	5.875%	11/15/40	4,300	3,683
Time Warner Cable Inc.	5.500%	9/1/41	3,150	2,607
Time Warner Cable Inc.	4.500%	9/15/42	4,325	3,209
Time Warner Entertainment Co. LP	8.375%	7/15/33	2,825	3,048
United States Cellular Corp.	6.700%	12/15/33	2,210	2,084
Verizon Communications Inc.	7.750%	12/1/30	6,725	8,537
Verizon Communications Inc.	7.750%	6/15/32	208	267
Verizon Communications Inc.	6.400%	9/15/33	19,050	21,963
Verizon Communications Inc.	5.850%	9/15/35	4,475	4,728
Verizon Communications Inc.	6.250%	4/1/37	5,375	5,942
Verizon Communications Inc.	6.400%	2/15/38	7,815	8,788
Verizon Communications Inc.	6.900%	4/15/38	3,000	3,561
Verizon Communications Inc.	7.350%	4/1/39	60	74
Verizon Communications Inc.	6.000%	4/1/41	2,900	3,119
Verizon Communications Inc.	4.750%	11/1/41	2,050	1,877
Verizon Communications Inc.	3.850%	11/1/42	2,665	2,167
Verizon Communications Inc.	6.550%	9/15/43	44,005	51,532
Verizon Maryland LLC	5.125%	6/15/33	950	924
Verizon New England Inc.	7.875%	11/15/29	490	571
Verizon New York Inc.	7.375%	4/1/32	1,175	1,327
Vodafone Group plc	7.875%	2/15/30	2,000	2,507
Vodafone Group plc	6.250%	11/30/32	1,150	1,260
Vodafone Group plc	6.150%	2/27/37	5,250	5,669
Vodafone Group plc	4.375%	2/19/43	4,375	3,828
WPP Finance 2010	5.125%	9/7/42	875	792
WPP Finance 2010	5.625%	11/15/43	3,500	3,450
Consumer Cyclical (4.1%)
Cummins Inc.	4.875%	10/1/43	2,650	2,642
CVS Caremark Corp.	6.250%	6/1/27	3,600	4,193
CVS Caremark Corp.	6.125%	9/15/39	3,825	4,338
CVS Caremark Corp.	5.750%	5/15/41	2,375	2,567
CVS Caremark Corp.	5.300%	12/5/43	1,825	1,879
Daimler Finance North America LLC	8.500%	1/18/31	4,240	6,131
eBay Inc.	4.000%	7/15/42	2,450	2,072
Ford Holdings LLC	9.300%	3/1/30	1,925	2,602
Ford Motor Co.	6.625%	10/1/28	1,625	1,832
Ford Motor Co.	6.375%	2/1/29	1,025	1,124
Ford Motor Co.	7.450%	7/16/31	5,650	6,912
Ford Motor Co.	4.750%	1/15/43	5,525	4,961

65

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Co.	7.400%	11/1/46	1,125	1,353
Historic TW Inc.	6.625%	5/15/29	5,375	6,151
Home Depot Inc.	3.750%	2/15/24	2,150	2,134
Home Depot Inc.	5.875%	12/16/36	8,300	9,540
Home Depot Inc.	5.400%	9/15/40	1,625	1,737
Home Depot Inc.	5.950%	4/1/41	3,275	3,770
Home Depot Inc.	4.200%	4/1/43	2,875	2,599
Home Depot Inc.	4.875%	2/15/44	2,200	2,228
Johnson Controls Inc.	6.000%	1/15/36	675	720
Johnson Controls Inc.	5.700%	3/1/41	1,100	1,143
Johnson Controls Inc.	5.250%	12/1/41	635	616
Kohl's Corp.	6.000%	1/15/33	400	402
Kohl's Corp.	6.875%	12/15/37	1,795	1,992
Lowe's Cos. Inc.	6.875%	2/15/28	550	674
Lowe's Cos. Inc.	6.500%	3/15/29	1,300	1,533
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,472
Lowe's Cos. Inc.	6.650%	9/15/37	425	513
Lowe's Cos. Inc.	5.800%	4/15/40	2,175	2,420
Lowe's Cos. Inc.	5.125%	11/15/41	1,525	1,562
Lowe's Cos. Inc.	4.650%	4/15/42	2,560	2,472
Lowe's Cos. Inc.	5.000%	9/15/43	3,125	3,142
Macy's Retail Holdings Inc.	6.900%	4/1/29	3,050	3,424
Macy's Retail Holdings Inc.	6.375%	3/15/37	2,425	2,693
Macy's Retail Holdings Inc.	5.125%	1/15/42	800	762
Macy's Retail Holdings Inc.	4.300%	2/15/43	1,175	987
McDonald's Corp.	6.300%	10/15/37	1,975	2,378
McDonald's Corp.	6.300%	3/1/38	1,500	1,819
McDonald's Corp.	5.700%	2/1/39	1,250	1,404
McDonald's Corp.	3.700%	2/15/42	3,425	2,896
McDonald's Corp.	3.625%	5/1/43	1,275	1,063
MDC Holdings Inc.	6.000%	1/15/43	700	602
NIKE Inc.	3.625%	5/1/43	1,475	1,229
Nordstrom Inc.	6.950%	3/15/28	1,225	1,468
Nordstrom Inc.	7.000%	1/15/38	800	1,020
4 Nordstrom Inc.	5.000%	1/15/44	1,120	1,094
QVC Inc.	5.950%	3/15/43	575	519
Target Corp.	6.350%	11/1/32	1,900	2,230
Target Corp.	6.500%	10/15/37	5,600	6,686
Target Corp.	7.000%	1/15/38	5,269	6,677
Time Warner Cos. Inc.	7.570%	2/1/24	500	610
Time Warner Cos. Inc.	6.950%	1/15/28	1,000	1,175
Time Warner Inc.	7.625%	4/15/31	6,200	7,798
Time Warner Inc.	7.700%	5/1/32	4,565	5,830
Time Warner Inc.	6.500%	11/15/36	950	1,058
Time Warner Inc.	6.200%	3/15/40	2,350	2,555
Time Warner Inc.	6.100%	7/15/40	2,210	2,409
Time Warner Inc.	6.250%	3/29/41	2,925	3,240
Time Warner Inc.	5.375%	10/15/41	2,350	2,370
Time Warner Inc.	4.900%	6/15/42	1,725	1,638
Time Warner Inc.	5.350%	12/15/43	1,325	1,336
VF Corp.	6.450%	11/1/37	1,500	1,763
Viacom Inc.	6.875%	4/30/36	4,410	5,075
Viacom Inc.	4.375%	3/15/43	4,362	3,667
Viacom Inc.	4.875%	6/15/43	1,000	909
Viacom Inc.	5.850%	9/1/43	2,825	2,941
Wal-Mart Stores Inc.	5.875%	4/5/27	4,037	4,777
Wal-Mart Stores Inc.	7.550%	2/15/30	4,125	5,536
Wal-Mart Stores Inc.	5.250%	9/1/35	6,265	6,762
Wal-Mart Stores Inc.	6.500%	8/15/37	6,550	8,151
Wal-Mart Stores Inc.	6.200%	4/15/38	4,555	5,505
Wal-Mart Stores Inc.	5.625%	4/1/40	2,850	3,229
Wal-Mart Stores Inc.	4.875%	7/8/40	3,850	3,891
Wal-Mart Stores Inc.	5.000%	10/25/40	3,700	3,866
Wal-Mart Stores Inc.	5.625%	4/15/41	5,550	6,275

66

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.000%	4/11/43	2,950	2,617
Wal-Mart Stores Inc.	4.750%	10/2/43	2,775	2,782
Walgreen Co.	4.400%	9/15/42	1,450	1,285
Walt Disney Co.	7.000%	3/1/32	1,450	1,841
Walt Disney Co.	4.375%	8/16/41	1,025	954
Walt Disney Co.	4.125%	12/1/41	1,975	1,784
Walt Disney Co.	3.700%	12/1/42	1,600	1,339
Western Union Co.	6.200%	11/17/36	1,950	1,821
Western Union Co.	6.200%	6/21/40	325	294
Yum! Brands Inc.	6.875%	11/15/37	465	531
Consumer Noncyclical (6.8%)
Abbott Laboratories	6.150%	11/30/37	725	851
Abbott Laboratories	6.000%	4/1/39	1,225	1,420
Abbott Laboratories	5.300%	5/27/40	2,550	2,795
AbbVie Inc.	4.400%	11/6/42	8,225	7,709
Actavis Inc.	4.625%	10/1/42	2,875	2,616
Ahold Finance USA LLC	6.875%	5/1/29	1,550	1,828
Altria Group Inc.	4.000%	1/31/24	3,575	3,498
Altria Group Inc.	9.950%	11/10/38	2,850	4,332
Altria Group Inc.	10.200%	2/6/39	2,796	4,342
Altria Group Inc.	4.250%	8/9/42	2,050	1,742
Altria Group Inc.	4.500%	5/2/43	2,075	1,825
Altria Group Inc.	5.375%	1/31/44	4,125	4,117
Amgen Inc.	6.375%	6/1/37	2,175	2,488
Amgen Inc.	6.900%	6/1/38	1,250	1,509
Amgen Inc.	6.400%	2/1/39	3,875	4,442
Amgen Inc.	5.750%	3/15/40	1,800	1,921
Amgen Inc.	4.950%	10/1/41	2,210	2,094
Amgen Inc.	5.150%	11/15/41	6,315	6,274
Amgen Inc.	5.650%	6/15/42	3,635	3,841
Amgen Inc.	5.375%	5/15/43	2,550	2,611
Anheuser-Busch Cos. LLC	6.800%	8/20/32	1,875	2,298
Anheuser-Busch Cos. LLC	5.950%	1/15/33	650	742
Anheuser-Busch Cos. LLC	5.750%	4/1/36	1,575	1,763
Anheuser-Busch Cos. LLC	6.450%	9/1/37	650	799
Anheuser-Busch Cos. LLC	6.500%	2/1/43	140	172
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	2,665	2,347
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,225	6,172
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	1,925	2,771
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,225	1,495
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	3,450	2,893
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,630	1,794
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,225	2,367
Archer-Daniels-Midland Co.	5.765%	3/1/41	1,700	1,883
Archer-Daniels-Midland Co.	4.535%	3/26/42	660	614
Archer-Daniels-Midland Co.	4.016%	4/16/43	700	595
3 Ascension Health Alliance	4.847%	11/15/53	1,225	1,165
AstraZeneca plc	6.450%	9/15/37	8,150	9,685
AstraZeneca plc	4.000%	9/18/42	1,750	1,503
Avon Products Inc.	6.950%	3/15/43	750	726
Baxter International Inc.	6.250%	12/1/37	800	942
Baxter International Inc.	3.650%	8/15/42	1,175	967
Baxter International Inc.	4.500%	6/15/43	150	144
Becton Dickinson & Co.	6.000%	5/15/39	1,000	1,153
Becton Dickinson & Co.	5.000%	11/12/40	900	925
Boston Scientific Corp.	7.000%	11/15/35	1,375	1,629
Boston Scientific Corp.	7.375%	1/15/40	850	1,051
Bristol-Myers Squibb Co.	6.800%	11/15/26	889	1,119
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,077	2,387
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,400	1,641
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,350	1,050
Bristol-Myers Squibb Co.	4.500%	3/1/44	1,675	1,602
Bristol-Myers Squibb Co.	6.875%	8/1/97	525	651

67

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brown-Forman Corp.	3.750%	1/15/43	575	482
Campbell Soup Co.	3.800%	8/2/42	1,100	851
Cardinal Health Inc.	4.600%	3/15/43	775	722
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,625	2,273
Celgene Corp.	5.700%	10/15/40	600	635
Celgene Corp.	5.250%	8/15/43	1,200	1,205
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,175	1,200
ConAgra Foods Inc.	7.125%	10/1/26	1,575	1,909
ConAgra Foods Inc.	7.000%	10/1/28	425	500
ConAgra Foods Inc.	8.250%	9/15/30	1,650	2,123
ConAgra Foods Inc.	4.650%	1/25/43	3,425	3,109
Covidien International Finance SA	6.550%	10/15/37	2,675	3,263
CR Bard Inc.	6.700%	12/1/26	500	597
Delhaize Group SA	5.700%	10/1/40	3,239	3,039
Diageo Capital plc	5.875%	9/30/36	750	858
Diageo Capital plc	3.875%	4/29/43	1,475	1,267
Diageo Investment Corp.	7.450%	4/15/35	1,750	2,282
Diageo Investment Corp.	4.250%	5/11/42	1,750	1,588
Dignity Health California GO	4.500%	11/1/42	1,150	925
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	560	712
Eli Lilly & Co.	7.125%	6/1/25	800	1,016
Eli Lilly & Co.	5.500%	3/15/27	5,300	6,038
Eli Lilly & Co.	5.550%	3/15/37	1,625	1,779
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	1,124
Estee Lauder Cos. Inc.	3.700%	8/15/42	2,825	2,301
Express Scripts Holding Co.	6.125%	11/15/41	2,925	3,286
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,925	1,578
Genentech Inc.	5.250%	7/15/35	1,550	1,636
General Mills Inc.	5.400%	6/15/40	1,775	1,877
General Mills Inc.	4.150%	2/15/43	825	726
Gilead Sciences Inc.	5.650%	12/1/41	2,745	3,028
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,572
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	7,919	9,667
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,400	1,268
Hasbro Inc.	6.350%	3/15/40	1,829	1,924
Ingredion Inc.	6.625%	4/15/37	575	643
Johnson & Johnson	6.950%	9/1/29	850	1,117
Johnson & Johnson	4.950%	5/15/33	1,825	1,961
Johnson & Johnson	4.375%	12/5/33	2,850	2,858
Johnson & Johnson	5.950%	8/15/37	2,980	3,534
Johnson & Johnson	5.850%	7/15/38	1,525	1,803
Johnson & Johnson	4.500%	9/1/40	1,900	1,878
Johnson & Johnson	4.500%	12/5/43	1,000	990
Kaiser Foundation Hospitals	4.875%	4/1/42	1,701	1,602
Kellogg Co.	7.450%	4/1/31	3,000	3,768
Kimberly-Clark Corp.	6.625%	8/1/37	2,825	3,537
Kimberly-Clark Corp.	5.300%	3/1/41	540	582
Kimberly-Clark Corp.	3.700%	6/1/43	875	736
Koninklijke Philips NV	6.875%	3/11/38	2,655	3,162
Koninklijke Philips NV	5.000%	3/15/42	1,700	1,681
Kraft Foods Group Inc.	6.875%	1/26/39	2,475	3,026
Kraft Foods Group Inc.	6.500%	2/9/40	4,125	4,818
Kraft Foods Group Inc.	5.000%	6/4/42	5,095	4,964
Kroger Co.	8.000%	9/15/29	1,925	2,416
Kroger Co.	7.500%	4/1/31	1,700	2,059
Kroger Co.	6.900%	4/15/38	400	466
Kroger Co.	5.400%	7/15/40	750	738
Kroger Co.	5.000%	4/15/42	900	849
Kroger Co.	5.150%	8/1/43	1,250	1,223
Lorillard Tobacco Co.	8.125%	5/1/40	1,479	1,777
Lorillard Tobacco Co.	7.000%	8/4/41	955	1,035
Mattel Inc.	5.450%	11/1/41	1,225	1,221
3 Mayo Clinic	3.774%	11/15/43	950	770
3 Mayo Clinic	4.000%	11/15/47	1,200	984

68

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McKesson Corp.	6.000%	3/1/41	2,115	2,361
Mead Johnson Nutrition Co.	5.900%	11/1/39	835	898
Medtronic Inc.	6.500%	3/15/39	600	729
Medtronic Inc.	5.550%	3/15/40	1,400	1,530
Medtronic Inc.	4.500%	3/15/42	1,050	989
Medtronic Inc.	4.000%	4/1/43	2,225	1,958
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	975	960
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,400	1,146
Merck & Co. Inc.	6.500%	12/1/33	3,970	4,914
Merck & Co. Inc.	6.550%	9/15/37	4,255	5,271
Merck & Co. Inc.	3.600%	9/15/42	775	639
Merck & Co. Inc.	4.150%	5/18/43	4,425	4,024
Merck Sharp & Dohme Corp.	6.300%	1/1/26	500	596
Merck Sharp & Dohme Corp.	6.400%	3/1/28	1,700	2,049
Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,050	1,220
Merck Sharp & Dohme Corp.	5.750%	11/15/36	700	787
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,425	1,657
Molson Coors Brewing Co.	5.000%	5/1/42	3,100	3,011
Mondelez International Inc.	6.500%	11/1/31	2,575	2,943
Mondelez International Inc.	7.000%	8/11/37	1,920	2,373
Mondelez International Inc.	6.875%	2/1/38	2,035	2,476
Mondelez International Inc.	6.875%	1/26/39	1,260	1,545
Mondelez International Inc.	6.500%	2/9/40	6,250	7,439
Mylan Inc.	5.400%	11/29/43	1,340	1,349
Novant Health Inc.	4.371%	11/1/43	975	813
Novartis Capital Corp.	3.700%	9/21/42	1,500	1,289
Pepsi Bottling Group Inc.	7.000%	3/1/29	4,075	5,096
PepsiCo Inc.	5.500%	1/15/40	125	136
PepsiCo Inc.	4.875%	11/1/40	3,415	3,390
PepsiCo Inc.	4.000%	3/5/42	2,770	2,401
PepsiCo Inc.	3.600%	8/13/42	1,625	1,333
4 Perrigo Co. Plc	5.300%	11/15/43	400	392
Pfizer Inc.	7.200%	3/15/39	5,190	6,986
Pfizer Inc.	4.300%	6/15/43	1,800	1,687
Pharmacia Corp.	6.600%	12/1/28	1,050	1,293
Philip Morris International Inc.	6.375%	5/16/38	4,490	5,301
Philip Morris International Inc.	4.375%	11/15/41	2,150	1,945
Philip Morris International Inc.	4.500%	3/20/42	1,875	1,744
Philip Morris International Inc.	3.875%	8/21/42	2,175	1,836
Philip Morris International Inc.	4.125%	3/4/43	2,500	2,178
Philip Morris International Inc.	4.875%	11/15/43	1,625	1,607
Procter & Gamble Co.	6.450%	1/15/26	1,100	1,364
Procter & Gamble Co.	5.500%	2/1/34	1,000	1,117
Procter & Gamble Co.	5.800%	8/15/34	200	231
Procter & Gamble Co.	5.550%	3/5/37	4,225	4,817
Quest Diagnostics Inc.	6.950%	7/1/37	715	788
Quest Diagnostics Inc.	5.750%	1/30/40	1,000	978
Reynolds American Inc.	7.250%	6/15/37	850	992
Reynolds American Inc.	4.750%	11/1/42	2,975	2,629
Reynolds American Inc.	6.150%	9/15/43	1,300	1,396
Safeway Inc.	7.250%	2/1/31	2,286	2,332
St. Jude Medical Inc.	4.750%	4/15/43	3,125	2,935
Stryker Corp.	4.100%	4/1/43	1,000	891
Sysco Corp.	5.375%	9/21/35	2,425	2,523
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,975	3,255
Thermo Fisher Scientific Inc.	4.150%	2/1/24	1,500	1,490
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,175	1,192
Unilever Capital Corp.	5.900%	11/15/32	3,900	4,744
Wyeth LLC	6.450%	2/1/24	2,725	3,266
Wyeth LLC	6.500%	2/1/34	2,660	3,237
Wyeth LLC	6.000%	2/15/36	2,350	2,755
Wyeth LLC	5.950%	4/1/37	6,535	7,586
Zimmer Holdings Inc.	5.750%	11/30/39	1,100	1,208
Zoetis Inc.	4.700%	2/1/43	3,650	3,417

69

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (4.2%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,000	1,177
Anadarko Finance Co.	7.500%	5/1/31	2,835	3,454
Anadarko Petroleum Corp.	6.450%	9/15/36	5,825	6,550
Anadarko Petroleum Corp.	7.950%	6/15/39	1,050	1,385
Anadarko Petroleum Corp.	6.200%	3/15/40	1,525	1,678
Apache Corp.	6.000%	1/15/37	3,056	3,429
Apache Corp.	5.100%	9/1/40	4,250	4,278
Apache Corp.	5.250%	2/1/42	1,575	1,614
Apache Corp.	4.750%	4/15/43	3,800	3,652
Apache Corp.	4.250%	1/15/44	2,150	1,915
Apache Finance Canada Corp.	7.750%	12/15/29	650	851
Baker Hughes Inc.	6.875%	1/15/29	1,000	1,234
Baker Hughes Inc.	5.125%	9/15/40	3,765	3,945
Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,338
Burlington Resources Finance Co.	7.400%	12/1/31	1,675	2,174
Cameron International Corp.	7.000%	7/15/38	350	424
Cameron International Corp.	5.950%	6/1/41	1,400	1,530
Cameron International Corp.	5.125%	12/15/43	1,350	1,340
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,275	1,514
Canadian Natural Resources Ltd.	6.450%	6/30/33	875	982
Canadian Natural Resources Ltd.	5.850%	2/1/35	650	686
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,490	2,819
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,290	1,442
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,650	1,945
Cenovus Energy Inc.	6.750%	11/15/39	4,305	5,013
Cenovus Energy Inc.	4.450%	9/15/42	1,700	1,508
Cenovus Energy Inc.	5.200%	9/15/43	1,575	1,557
Conoco Funding Co.	7.250%	10/15/31	1,195	1,564
ConocoPhillips	5.900%	10/15/32	2,300	2,631
ConocoPhillips	5.900%	5/15/38	2,425	2,819
ConocoPhillips	6.500%	2/1/39	6,825	8,536
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,100	1,273
ConocoPhillips Holding Co.	6.950%	4/15/29	2,925	3,686
Devon Energy Corp.	7.950%	4/15/32	2,535	3,299
Devon Energy Corp.	5.600%	7/15/41	4,260	4,410
Devon Energy Corp.	4.750%	5/15/42	525	485
Devon Financing Co. LLC	7.875%	9/30/31	4,615	5,936
Diamond Offshore Drilling Inc.	5.700%	10/15/39	1,575	1,706
Diamond Offshore Drilling Inc.	4.875%	11/1/43	1,500	1,463
Encana Corp.	7.200%	11/1/31	250	286
Encana Corp.	6.500%	8/15/34	4,700	5,162
Encana Corp.	6.625%	8/15/37	1,175	1,298
Encana Corp.	6.500%	2/1/38	1,775	1,944
Encana Corp.	5.150%	11/15/41	1,160	1,085
Eni USA Inc.	7.300%	11/15/27	600	742
Global Marine Inc.	7.000%	6/1/28	800	833
Halliburton Co.	6.700%	9/15/38	5,025	6,168
Halliburton Co.	7.450%	9/15/39	275	367
Halliburton Co.	4.500%	11/15/41	1,350	1,275
Halliburton Co.	4.750%	8/1/43	1,900	1,860
Hess Corp.	7.875%	10/1/29	2,625	3,332
Hess Corp.	7.300%	8/15/31	895	1,088
Hess Corp.	7.125%	3/15/33	925	1,110
Hess Corp.	6.000%	1/15/40	4,390	4,753
Hess Corp.	5.600%	2/15/41	2,425	2,517
Husky Energy Inc.	6.800%	9/15/37	1,150	1,386
Kerr-McGee Corp.	6.950%	7/1/24	1,497	1,742
Kerr-McGee Corp.	7.875%	9/15/31	1,000	1,240
Marathon Oil Corp.	6.800%	3/15/32	1,600	1,904
Marathon Oil Corp.	6.600%	10/1/37	3,150	3,784
Marathon Petroleum Corp.	6.500%	3/1/41	3,900	4,456
Murphy Oil Corp.	7.050%	5/1/29	500	533

70

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Murphy Oil Corp.	5.125%	12/1/42	350	301
National Oilwell Varco Inc.	3.950%	12/1/42	5,100	4,474
Noble Energy Inc.	8.000%	4/1/27	1,275	1,625
Noble Energy Inc.	6.000%	3/1/41	1,950	2,117
Noble Energy Inc.	5.250%	11/15/43	2,750	2,732
Noble Holding International Ltd.	6.200%	8/1/40	1,900	1,983
Noble Holding International Ltd.	6.050%	3/1/41	350	358
Noble Holding International Ltd.	5.250%	3/15/42	1,425	1,360
Petro-Canada	7.875%	6/15/26	625	801
Petro-Canada	7.000%	11/15/28	1,425	1,731
Petro-Canada	5.350%	7/15/33	1,350	1,362
Petro-Canada	5.950%	5/15/35	2,580	2,781
Petro-Canada	6.800%	5/15/38	3,000	3,582
Phillips 66	5.875%	5/1/42	5,700	6,156
Pioneer Natural Resources Co.	7.200%	1/15/28	500	601
Pride International Inc.	7.875%	8/15/40	1,550	2,082
Rowan Cos. Inc.	5.400%	12/1/42	950	879
Shell International Finance BV	6.375%	12/15/38	7,240	8,921
Shell International Finance BV	5.500%	3/25/40	2,525	2,797
Shell International Finance BV	3.625%	8/21/42	1,900	1,574
Shell International Finance BV	4.550%	8/12/43	3,625	3,497
Suncor Energy Inc.	7.150%	2/1/32	800	1,022
Suncor Energy Inc.	5.950%	12/1/34	555	593
Suncor Energy Inc.	6.500%	6/15/38	2,580	2,988
Suncor Energy Inc.	6.850%	6/1/39	2,150	2,583
Talisman Energy Inc.	7.250%	10/15/27	450	505
Talisman Energy Inc.	5.850%	2/1/37	2,725	2,650
Talisman Energy Inc.	6.250%	2/1/38	1,500	1,522
Talisman Energy Inc.	5.500%	5/15/42	1,100	1,032
Tosco Corp.	7.800%	1/1/27	105	139
Tosco Corp.	8.125%	2/15/30	3,775	5,238
Total Capital International SA	3.700%	1/15/24	3,050	3,017
Transocean Inc.	7.500%	4/15/31	1,725	2,002
Transocean Inc.	6.800%	3/15/38	3,100	3,459
Transocean Inc.	7.350%	12/15/41	855	1,022
Valero Energy Corp.	7.500%	4/15/32	3,221	3,918
Valero Energy Corp.	6.625%	6/15/37	3,575	4,063
Weatherford International LLC	6.800%	6/15/37	2,900	3,123
Weatherford International Ltd.	6.500%	8/1/36	3,055	3,183
Weatherford International Ltd.	7.000%	3/15/38	1,400	1,539
Weatherford International Ltd.	6.750%	9/15/40	600	645
XTO Energy Inc.	6.750%	8/1/37	440	567
Other Industrial (0.2%)
California Institute of Technology GO	4.700%	11/1/11	1,375	1,173
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	1,175	1,007
Massachusetts Institute of Technology GO	5.600%	7/1/11	3,025	3,430
3 Northwestern University GO	4.643%	12/1/44	1,550	1,519
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	900	767
University of Pennsylvania GO	4.674%	9/1/12	1,000	880
Technology (1.6%)
Apple Inc.	3.850%	5/4/43	7,900	6,601
Applied Materials Inc.	5.850%	6/15/41	1,800	1,844
Cisco Systems Inc.	5.900%	2/15/39	5,550	6,163
Cisco Systems Inc.	5.500%	1/15/40	6,235	6,579
Corning Inc.	7.250%	8/15/36	600	687
Corning Inc.	4.700%	3/15/37	2,800	2,654
Corning Inc.	5.750%	8/15/40	950	1,024
Corning Inc.	4.750%	3/15/42	2,075	1,987
Harris Corp.	6.150%	12/15/40	845	901
Hewlett-Packard Co.	6.000%	9/15/41	3,555	3,558
HP Enterprise Services LLC	7.450%	10/15/29	775	865
Intel Corp.	4.000%	12/15/32	2,500	2,293

71

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Intel Corp.	4.800%	10/1/41	3,945	3,859
	Intel Corp.	4.250%	12/15/42	3,175	2,785
	International Business Machines Corp.	7.000%	10/30/25	1,625	2,037
	International Business Machines Corp.	6.220%	8/1/27	1,600	1,891
	International Business Machines Corp.	6.500%	1/15/28	225	276
	International Business Machines Corp.	5.875%	11/29/32	2,150	2,478
	International Business Machines Corp.	5.600%	11/30/39	2,728	3,048
	International Business Machines Corp.	4.000%	6/20/42	3,753	3,335
	Juniper Networks Inc.	5.950%	3/15/41	1,350	1,337
	Leidos Holdings Inc.	5.950%	12/1/40	350	334
	Leidos Inc.	5.500%	7/1/33	1,100	1,003
	Microsoft Corp.	5.200%	6/1/39	2,755	2,906
	Microsoft Corp.	4.500%	10/1/40	2,465	2,356
	Microsoft Corp.	5.300%	2/8/41	3,375	3,616
	Microsoft Corp.	3.500%	11/15/42	2,850	2,331
	Microsoft Corp.	3.750%	5/1/43	185	158
	Microsoft Corp.	4.875%	12/15/43	750	763
	Motorola Solutions Inc.	7.500%	5/15/25	975	1,154
	Oracle Corp.	6.500%	4/15/38	3,200	3,889
	Oracle Corp.	6.125%	7/8/39	3,475	4,049
	Oracle Corp.	5.375%	7/15/40	7,145	7,641
	Tyco Electronics Group SA	7.125%	10/1/37	1,250	1,452
	Xerox Corp.	6.750%	12/15/39	975	1,062
	Transportation (1.6%)
3,4	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	1,020	1,000
3	BNSF Funding Trust I	6.613%	12/15/55	850	932
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,200	1,468
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	1,300	1,707
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	1,575	1,777
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,075	2,341
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,195	2,402
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,325	1,311
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,310	1,361
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	350	345
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,310	1,178
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,675	3,289
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	850	774
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	750	759
	Canadian National Railway Co.	6.900%	7/15/28	1,500	1,907
	Canadian National Railway Co.	6.250%	8/1/34	2,450	2,885
	Canadian National Railway Co.	6.200%	6/1/36	1,550	1,850
	Canadian National Railway Co.	3.500%	11/15/42	1,075	854
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,950	2,338
	Canadian Pacific Railway Co.	5.750%	3/15/33	1,275	1,344
	Canadian Pacific Railway Co.	5.950%	5/15/37	1,545	1,689
	Con-way Inc.	6.700%	5/1/34	1,050	1,065
3	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	1,585	1,593
3	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	2,950	2,943
	CSX Corp.	6.000%	10/1/36	175	191
	CSX Corp.	6.150%	5/1/37	2,280	2,562
	CSX Corp.	6.220%	4/30/40	4,225	4,783
	CSX Corp.	5.500%	4/15/41	400	419
	CSX Corp.	4.750%	5/30/42	1,675	1,589
	CSX Corp.	4.400%	3/1/43	525	469
	CSX Corp.	4.100%	3/15/44	2,850	2,415
	FedEx Corp.	3.875%	8/1/42	1,250	1,020
	FedEx Corp.	4.100%	4/15/43	500	424
3	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	2,175	2,012
4	Kansas City Southern Railway Co.	4.300%	5/15/43	2,325	2,019
	Norfolk Southern Corp.	5.590%	5/17/25	631	692

72

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	7.800%	5/15/27	2,242	2,853
Norfolk Southern Corp.	7.250%	2/15/31	560	686
Norfolk Southern Corp.	7.050%	5/1/37	600	731
Norfolk Southern Corp.	4.837%	10/1/41	2,423	2,327
Norfolk Southern Corp.	3.950%	10/1/42	1,125	944
Norfolk Southern Corp.	4.800%	8/15/43	1,200	1,159
Norfolk Southern Corp.	7.900%	5/15/97	250	333
Norfolk Southern Corp.	6.000%	3/15/05	1,400	1,485
Norfolk Southern Corp.	6.000%	5/23/11	1,625	1,718
Union Pacific Corp.	6.625%	2/1/29	1,900	2,286
Union Pacific Corp.	4.750%	9/15/41	2,880	2,788
Union Pacific Corp.	4.250%	4/15/43	975	867
Union Pacific Corp.	4.750%	12/15/43	825	799
4 Union Pacific Corp.	4.821%	2/1/44	1,990	1,934
3 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	817	931
3 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	1,175	1,197
United Parcel Service Inc.	6.200%	1/15/38	3,410	4,123
United Parcel Service Inc.	4.875%	11/15/40	2,110	2,158
United Parcel Service Inc.	3.625%	10/1/42	3,075	2,572
United Parcel Service of America Inc.	8.375%	4/1/30	500	673
3 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,725	1,686
3 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,943	1,975
				1,791,816
Utilities (8.8%)
Electric (6.1%)
AEP Texas Central Co.	6.650%	2/15/33	2,305	2,656
Alabama Power Co.	5.650%	3/15/35	500	522
Alabama Power Co.	6.125%	5/15/38	1,000	1,182
Alabama Power Co.	6.000%	3/1/39	1,450	1,692
Alabama Power Co.	5.500%	3/15/41	500	545
Alabama Power Co.	5.200%	6/1/41	1,075	1,141
Alabama Power Co.	4.100%	1/15/42	800	715
Alabama Power Co.	3.850%	12/1/42	1,250	1,066
Ameren Illinois Co.	4.800%	12/15/43	825	831
Appalachian Power Co.	5.800%	10/1/35	475	496
Appalachian Power Co.	6.375%	4/1/36	1,225	1,346
Appalachian Power Co.	6.700%	8/15/37	500	573
Appalachian Power Co.	7.000%	4/1/38	2,093	2,509
Arizona Public Service Co.	5.050%	9/1/41	850	869
Arizona Public Service Co.	4.500%	4/1/42	1,510	1,433
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,075	1,267
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	925	1,182
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,600	1,318
Cleco Power LLC	6.500%	12/1/35	500	568
Cleco Power LLC	6.000%	12/1/40	1,000	1,088
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,500	1,621
Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,000	1,003
CMS Energy Corp.	4.700%	3/31/43	850	786
Commonwealth Edison Co.	5.900%	3/15/36	3,500	3,973
Commonwealth Edison Co.	6.450%	1/15/38	1,475	1,785
Commonwealth Edison Co.	3.800%	10/1/42	650	554
Commonwealth Edison Co.	4.600%	8/15/43	2,100	2,036
Connecticut Light & Power Co.	6.350%	6/1/36	1,250	1,502
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	1,950	2,091
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,575	2,940
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	1,550	1,742
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,300	1,573
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,025	2,555
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	875	966
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,150	1,305
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	1,000	912
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	850	746
Consumers Energy Co.	3.950%	5/15/43	1,950	1,726

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delmarva Power & Light Co.	4.000%	6/1/42	1,250	1,109
Dominion Resources Inc.	6.300%	3/15/33	2,250	2,598
Dominion Resources Inc.	5.950%	6/15/35	2,625	2,905
Dominion Resources Inc.	4.900%	8/1/41	1,100	1,059
Dominion Resources Inc.	4.050%	9/15/42	100	83
DTE Electric Co.	3.650%	3/15/24	1,600	1,582
DTE Electric Co.	5.700%	10/1/37	1,860	2,120
DTE Electric Co.	3.950%	6/15/42	1,125	999
DTE Electric Co.	4.000%	4/1/43	900	804
DTE Energy Co.	6.375%	4/15/33	1,700	1,938
Duke Energy Carolinas LLC	6.000%	12/1/28	1,125	1,277
Duke Energy Carolinas LLC	6.450%	10/15/32	1,050	1,238
Duke Energy Carolinas LLC	6.100%	6/1/37	1,275	1,453
Duke Energy Carolinas LLC	6.000%	1/15/38	1,955	2,280
Duke Energy Carolinas LLC	6.050%	4/15/38	3,550	4,231
Duke Energy Carolinas LLC	5.300%	2/15/40	2,000	2,175
Duke Energy Carolinas LLC	4.250%	12/15/41	1,725	1,622
Duke Energy Carolinas LLC	4.000%	9/30/42	1,900	1,712
Duke Energy Florida Inc.	6.350%	9/15/37	1,595	1,936
Duke Energy Florida Inc.	6.400%	6/15/38	3,350	4,136
Duke Energy Florida Inc.	5.650%	4/1/40	795	899
Duke Energy Indiana Inc.	6.120%	10/15/35	1,055	1,141
Duke Energy Indiana Inc.	6.350%	8/15/38	2,350	2,852
Duke Energy Indiana Inc.	4.200%	3/15/42	700	644
Duke Energy Indiana Inc.	4.900%	7/15/43	1,500	1,561
Duke Energy Progress Inc.	6.300%	4/1/38	1,775	2,153
Duke Energy Progress Inc.	4.100%	5/15/42	475	437
Duke Energy Progress Inc.	4.100%	3/15/43	1,000	912
El Paso Electric Co.	6.000%	5/15/35	850	879
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,150	1,285
Entergy Louisiana LLC	5.400%	11/1/24	1,875	2,081
Entergy Louisiana LLC	4.440%	1/15/26	425	430
Exelon Corp.	5.625%	6/15/35	2,810	2,776
Exelon Generation Co. LLC	6.250%	10/1/39	1,155	1,166
Exelon Generation Co. LLC	5.750%	10/1/41	550	525
Exelon Generation Co. LLC	5.600%	6/15/42	2,745	2,563
FirstEnergy Solutions Corp.	6.800%	8/15/39	695	701
Florida Power & Light Co.	5.950%	10/1/33	950	1,115
Florida Power & Light Co.	5.625%	4/1/34	1,674	1,905
Florida Power & Light Co.	4.950%	6/1/35	460	480
Florida Power & Light Co.	5.400%	9/1/35	1,190	1,307
Florida Power & Light Co.	6.200%	6/1/36	1,150	1,376
Florida Power & Light Co.	5.650%	2/1/37	1,525	1,717
Florida Power & Light Co.	5.850%	5/1/37	475	547
Florida Power & Light Co.	5.950%	2/1/38	2,100	2,451
Florida Power & Light Co.	5.960%	4/1/39	1,825	2,137
Florida Power & Light Co.	5.690%	3/1/40	750	856
Florida Power & Light Co.	5.250%	2/1/41	1,095	1,182
Florida Power & Light Co.	5.125%	6/1/41	625	668
Florida Power & Light Co.	4.125%	2/1/42	1,775	1,629
Florida Power & Light Co.	4.050%	6/1/42	1,325	1,205
Florida Power & Light Co.	3.800%	12/15/42	1,375	1,195
Georgia Power Co.	5.650%	3/1/37	2,575	2,772
Georgia Power Co.	5.950%	2/1/39	725	813
Georgia Power Co.	5.400%	6/1/40	1,500	1,568
Georgia Power Co.	4.750%	9/1/40	1,625	1,558
Georgia Power Co.	4.300%	3/15/42	2,300	2,063
Iberdrola International BV	6.750%	7/15/36	1,495	1,628
Indiana Michigan Power Co.	6.050%	3/15/37	425	461
Interstate Power & Light Co.	6.250%	7/15/39	1,100	1,300
ITC Holdings Corp.	5.300%	7/1/43	950	930
Jersey Central Power & Light Co.	6.150%	6/1/37	750	771
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,226	2,163
Kansas City Power & Light Co.	6.050%	11/15/35	900	984

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kansas City Power & Light Co.	5.300%	10/1/41	1,500	1,499
Kentucky Utilities Co.	5.125%	11/1/40	1,800	1,896
Kentucky Utilities Co.	4.650%	11/15/43	1,800	1,784
Louisville Gas & Electric Co.	5.125%	11/15/40	1,975	2,076
Louisville Gas & Electric Co.	4.650%	11/15/43	75	75
MidAmerican Energy Co.	6.750%	12/30/31	1,795	2,195
MidAmerican Energy Co.	5.750%	11/1/35	850	949
MidAmerican Energy Co.	5.800%	10/15/36	1,625	1,819
MidAmerican Energy Holdings Co.	8.480%	9/15/28	420	567
MidAmerican Energy Holdings Co.	6.125%	4/1/36	4,745	5,384
MidAmerican Energy Holdings Co.	5.950%	5/15/37	1,675	1,852
MidAmerican Energy Holdings Co.	6.500%	9/15/37	3,680	4,314
4 MidAmerican Energy Holdings Co.	5.150%	11/15/43	2,850	2,861
Mississippi Power Co.	4.250%	3/15/42	1,625	1,414
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,775	2,386
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,189	1,100
Nevada Power Co.	6.650%	4/1/36	775	943
Nevada Power Co.	6.750%	7/1/37	1,800	2,226
Nevada Power Co.	5.375%	9/15/40	970	1,035
Nevada Power Co.	5.450%	5/15/41	530	573
Northern States Power Co.	5.250%	7/15/35	1,175	1,250
Northern States Power Co.	6.250%	6/1/36	525	626
Northern States Power Co.	6.200%	7/1/37	1,550	1,845
Northern States Power Co.	5.350%	11/1/39	625	676
Northern States Power Co.	4.850%	8/15/40	1,200	1,214
Northern States Power Co.	3.400%	8/15/42	475	382
NSTAR Electric Co.	5.500%	3/15/40	850	946
Oglethorpe Power Corp.	5.950%	11/1/39	750	815
Oglethorpe Power Corp.	5.375%	11/1/40	1,730	1,767
Oglethorpe Power Corp.	4.200%	12/1/42	700	608
Oglethorpe Power Corp.	5.250%	9/1/50	675	653
Ohio Edison Co.	6.875%	7/15/36	1,000	1,166
Ohio Power Co.	6.600%	2/15/33	900	1,043
Ohio Power Co.	5.850%	10/1/35	300	322
Oklahoma Gas & Electric Co.	5.850%	6/1/40	350	397
Oklahoma Gas & Electric Co.	5.250%	5/15/41	750	796
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,375	1,182
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,550	1,893
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	455	571
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,265	1,640
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,175	1,214
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	810	761
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,325	1,375
Pacific Gas & Electric Co.	6.050%	3/1/34	9,290	10,656
Pacific Gas & Electric Co.	5.800%	3/1/37	3,130	3,460
Pacific Gas & Electric Co.	6.350%	2/15/38	2,800	3,263
Pacific Gas & Electric Co.	6.250%	3/1/39	1,600	1,856
Pacific Gas & Electric Co.	5.400%	1/15/40	1,180	1,249
Pacific Gas & Electric Co.	4.500%	12/15/41	750	702
Pacific Gas & Electric Co.	4.450%	4/15/42	1,475	1,377
Pacific Gas & Electric Co.	4.600%	6/15/43	1,700	1,617
Pacific Gas & Electric Co.	5.125%	11/15/43	1,700	1,748
PacifiCorp	7.700%	11/15/31	400	531
PacifiCorp	5.250%	6/15/35	1,150	1,217
PacifiCorp	6.100%	8/1/36	1,050	1,231
PacifiCorp	5.750%	4/1/37	1,375	1,573
PacifiCorp	6.250%	10/15/37	2,143	2,576
PacifiCorp	6.000%	1/15/39	1,725	2,007
PacifiCorp	4.100%	2/1/42	2,000	1,810
Peco Energy Co.	5.950%	10/1/36	340	394
Pennsylvania Electric Co.	6.150%	10/1/38	850	886
Potomac Electric Power Co.	6.500%	11/15/37	2,000	2,472
Potomac Electric Power Co.	7.900%	12/15/38	160	226
Potomac Electric Power Co.	4.150%	3/15/43	725	659

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PPL Capital Funding Inc.	4.700%	6/1/43	975	878
PPL Electric Utilities Corp.	6.250%	5/15/39	1,275	1,535
PPL Electric Utilities Corp.	5.200%	7/15/41	800	849
PPL Electric Utilities Corp.	4.750%	7/15/43	150	150
Progress Energy Inc.	7.750%	3/1/31	1,725	2,215
Progress Energy Inc.	7.000%	10/30/31	900	1,086
Progress Energy Inc.	6.000%	12/1/39	1,775	1,983
PSEG Power LLC	8.625%	4/15/31	1,075	1,458
Public Service Co. of Colorado	6.250%	9/1/37	1,025	1,248
Public Service Co. of Colorado	6.500%	8/1/38	630	781
Public Service Co. of Colorado	4.750%	8/15/41	1,300	1,307
Public Service Co. of Colorado	3.600%	9/15/42	1,850	1,538
Public Service Co. of Oklahoma	6.625%	11/15/37	300	347
Public Service Electric & Gas Co.	5.800%	5/1/37	2,050	2,353
Public Service Electric & Gas Co.	5.375%	11/1/39	2,850	3,116
Public Service Electric & Gas Co.	3.950%	5/1/42	875	780
Public Service Electric & Gas Co.	3.650%	9/1/42	2,425	2,045
Puget Sound Energy Inc.	7.020%	12/1/27	1,146	1,445
Puget Sound Energy Inc.	5.483%	6/1/35	1,725	1,883
Puget Sound Energy Inc.	6.724%	6/15/36	128	158
Puget Sound Energy Inc.	6.274%	3/15/37	1,775	2,104
Puget Sound Energy Inc.	5.757%	10/1/39	1,450	1,650
Puget Sound Energy Inc.	5.795%	3/15/40	675	771
Puget Sound Energy Inc.	5.764%	7/15/40	720	820
Puget Sound Energy Inc.	5.638%	4/15/41	325	365
Puget Sound Energy Inc.	4.434%	11/15/41	650	621
San Diego Gas & Electric Co.	6.000%	6/1/26	500	595
San Diego Gas & Electric Co.	5.350%	5/15/35	1,025	1,118
San Diego Gas & Electric Co.	6.125%	9/15/37	841	1,002
San Diego Gas & Electric Co.	6.000%	6/1/39	325	387
San Diego Gas & Electric Co.	5.350%	5/15/40	200	221
San Diego Gas & Electric Co.	4.500%	8/15/40	2,225	2,190
San Diego Gas & Electric Co.	3.950%	11/15/41	900	809
San Diego Gas & Electric Co.	4.300%	4/1/42	500	475
Sierra Pacific Power Co.	6.750%	7/1/37	670	813
South Carolina Electric & Gas Co.	6.625%	2/1/32	500	617
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,850	1,972
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,200	1,399
South Carolina Electric & Gas Co.	5.450%	2/1/41	500	543
South Carolina Electric & Gas Co.	4.350%	2/1/42	1,895	1,766
South Carolina Electric & Gas Co.	4.600%	6/15/43	825	802
Southern California Edison Co.	6.650%	4/1/29	200	238
Southern California Edison Co.	6.000%	1/15/34	1,260	1,467
Southern California Edison Co.	5.750%	4/1/35	800	907
Southern California Edison Co.	5.350%	7/15/35	2,000	2,165
Southern California Edison Co.	5.550%	1/15/36	100	111
Southern California Edison Co.	5.625%	2/1/36	2,625	2,924
Southern California Edison Co.	5.550%	1/15/37	500	552
Southern California Edison Co.	5.950%	2/1/38	2,675	3,101
Southern California Edison Co.	6.050%	3/15/39	325	381
Southern California Edison Co.	5.500%	3/15/40	625	689
Southern California Edison Co.	4.500%	9/1/40	2,525	2,436
Southern California Edison Co.	3.900%	12/1/41	1,175	1,032
Southern California Edison Co.	4.050%	3/15/42	875	785
Southern California Edison Co.	3.900%	3/15/43	500	437
Southern California Edison Co.	4.650%	10/1/43	2,500	2,478
Southern Power Co.	5.150%	9/15/41	1,725	1,696
Southern Power Co.	5.250%	7/15/43	500	499
Southwestern Electric Power Co.	6.200%	3/15/40	400	436
Southwestern Public Service Co.	4.500%	8/15/41	1,450	1,389
Tampa Electric Co.	6.550%	5/15/36	800	963
Tampa Electric Co.	6.150%	5/15/37	700	808
Tampa Electric Co.	4.100%	6/15/42	2,750	2,463
Toledo Edison Co.	6.150%	5/15/37	875	946

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransAlta Corp.	6.500%	3/15/40	600	576
Union Electric Co.	5.300%	8/1/37	1,675	1,787
Union Electric Co.	8.450%	3/15/39	300	449
Union Electric Co.	3.900%	9/15/42	1,675	1,471
Virginia Electric & Power Co.	6.000%	1/15/36	1,725	1,993
Virginia Electric & Power Co.	6.000%	5/15/37	1,725	1,994
Virginia Electric & Power Co.	6.350%	11/30/37	1,300	1,559
Virginia Electric & Power Co.	8.875%	11/15/38	1,460	2,239
Virginia Electric & Power Co.	4.000%	1/15/43	2,175	1,943
Virginia Electric & Power Co.	4.650%	8/15/43	1,700	1,677
Westar Energy Inc.	4.125%	3/1/42	1,235	1,126
Westar Energy Inc.	4.100%	4/1/43	900	818
Westar Energy Inc.	4.625%	9/1/43	800	787
Wisconsin Electric Power Co.	5.625%	5/15/33	450	499
Wisconsin Electric Power Co.	5.700%	12/1/36	850	947
Wisconsin Electric Power Co.	3.650%	12/15/42	325	270
Wisconsin Power & Light Co.	6.375%	8/15/37	975	1,168
Wisconsin Public Service Corp.	3.671%	12/1/42	850	724
Xcel Energy Inc.	6.500%	7/1/36	650	769
Xcel Energy Inc.	4.800%	9/15/41	600	583
Natural Gas (2.6%)
AGL Capital Corp.	6.000%	10/1/34	850	956
AGL Capital Corp.	5.875%	3/15/41	1,725	1,884
AGL Capital Corp.	4.400%	6/1/43	1,350	1,219
Atmos Energy Corp.	5.500%	6/15/41	1,550	1,671
Atmos Energy Corp.	4.150%	1/15/43	1,400	1,253
Buckeye Partners LP	5.850%	11/15/43	900	883
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,600	1,807
DCP Midstream LLC	8.125%	8/16/30	1,075	1,311
4 Dominion Gas Holdings LLC	4.800%	11/1/43	1,000	961
El Paso Natural Gas Co. LLC	8.375%	6/15/32	782	1,007
El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	1,500	1,773
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	1,650	1,413
Enbridge Energy Partners LP	7.500%	4/15/38	2,170	2,560
Enbridge Energy Partners LP	5.500%	9/15/40	425	409
Energy Transfer Partners LP	7.600%	2/1/24	450	537
Energy Transfer Partners LP	8.250%	11/15/29	950	1,146
Energy Transfer Partners LP	6.625%	10/15/36	750	805
Energy Transfer Partners LP	7.500%	7/1/38	2,775	3,256
Energy Transfer Partners LP	6.050%	6/1/41	3,050	3,102
Energy Transfer Partners LP	6.500%	2/1/42	4,930	5,281
Energy Transfer Partners LP	5.150%	2/1/43	1,250	1,134
Enterprise Products Operating LLC	6.875%	3/1/33	2,275	2,701
Enterprise Products Operating LLC	6.650%	10/15/34	1,070	1,243
Enterprise Products Operating LLC	5.750%	3/1/35	850	896
Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,535
Enterprise Products Operating LLC	6.125%	10/15/39	1,500	1,641
Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,452
Enterprise Products Operating LLC	5.950%	2/1/41	2,325	2,515
Enterprise Products Operating LLC	5.700%	2/15/42	1,225	1,281
Enterprise Products Operating LLC	4.850%	8/15/42	1,750	1,641
Enterprise Products Operating LLC	4.450%	2/15/43	2,950	2,598
Enterprise Products Operating LLC	4.850%	3/15/44	2,150	2,013
KeySpan Corp.	8.000%	11/15/30	1,175	1,507
Kinder Morgan Energy Partners LP	4.150%	2/1/24	2,725	2,627
Kinder Morgan Energy Partners LP	7.400%	3/15/31	500	587
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	606
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,600	1,880
Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,575	2,618
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,900	2,087
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,769	4,341
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,875	2,061
Kinder Morgan Energy Partners LP	6.550%	9/15/40	375	418

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,750	1,903
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,275	1,266
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,500	1,376
Kinder Morgan Energy Partners LP	5.000%	3/1/43	2,100	1,910
Magellan Midstream Partners LP	6.400%	5/1/37	175	200
Magellan Midstream Partners LP	4.200%	12/1/42	1,150	968
Magellan Midstream Partners LP	5.150%	10/15/43	1,875	1,843
Nisource Finance Corp.	6.250%	12/15/40	730	792
Nisource Finance Corp.	5.950%	6/15/41	2,625	2,755
Nisource Finance Corp.	5.800%	2/1/42	700	725
Nisource Finance Corp.	5.250%	2/15/43	2,250	2,177
Nisource Finance Corp.	4.800%	2/15/44	1,625	1,466
ONEOK Inc.	6.000%	6/15/35	975	915
ONEOK Partners LP	6.650%	10/1/36	2,025	2,234
ONEOK Partners LP	6.850%	10/15/37	200	226
ONEOK Partners LP	6.125%	2/1/41	2,100	2,227
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	818
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	845	992
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	2,225	2,607
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	600	582
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	350	301
Sempra Energy	6.000%	10/15/39	3,450	3,801
Southern California Gas Co.	5.750%	11/15/35	75	86
Southern California Gas Co.	3.750%	9/15/42	1,350	1,175
Southern Natural Gas Co. LLC	8.000%	3/1/32	2,158	2,751
Spectra Energy Capital LLC	6.750%	2/15/32	905	930
Spectra Energy Partners LP	4.750%	3/15/24	3,000	3,075
Spectra Energy Partners LP	5.950%	9/25/43	1,000	1,077
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	850	941
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,000	1,013
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,650	1,470
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,466	1,719
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,645
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	110	139
Texas Eastern Transmission LP	7.000%	7/15/32	1,100	1,308
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,425	1,498
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,150	3,420
TransCanada PipeLines Ltd.	6.200%	10/15/37	2,500	2,837
TransCanada PipeLines Ltd.	7.250%	8/15/38	3,850	4,873
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,740	2,317
TransCanada PipeLines Ltd.	6.100%	6/1/40	475	534
TransCanada PipeLines Ltd.	5.000%	10/16/43	1,075	1,054
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	750	764
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	945
Williams Cos. Inc.	7.500%	1/15/31	1,151	1,211
Williams Cos. Inc.	8.750%	3/15/32	1,191	1,408
Williams Partners LP	6.300%	4/15/40	1,765	1,900
Williams Partners LP	5.800%	11/15/43	2,550	2,596
Other Utility (0.1%)
American Water Capital Corp.	3.850%	3/1/24	825	810
American Water Capital Corp.	6.593%	10/15/37	2,675	3,207
American Water Capital Corp.	4.300%	12/1/42	750	673
United Utilities plc	6.875%	8/15/28	1,425	1,526
Veolia Environnement SA	6.750%	6/1/38	1,425	1,549
				507,086
Total Corporate Bonds (Cost $2,788,579)				2,835,174
Sovereign Bonds (U.S. Dollar-Denominated) (7.7%)
Asian Development Bank	5.593%	7/16/18	4,000	4,636
Asian Development Bank	5.820%	6/16/28	240	285
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	2,500	2,077
Ecopetrol SA	7.375%	9/18/43	2,500	2,671
European Investment Bank	4.875%	2/15/36	1,600	1,745

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	8.875%	4/15/24	3,000	3,970
Federative Republic of Brazil	8.875%	4/15/24	5,025	6,651
Federative Republic of Brazil	4.250%	1/7/25	7,600	7,175
Federative Republic of Brazil	8.750%	2/4/25	4,200	5,565
Federative Republic of Brazil	10.125%	5/15/27	2,400	3,528
Federative Republic of Brazil	8.250%	1/20/34	7,675	9,728
Federative Republic of Brazil	7.125%	1/20/37	8,095	9,232
3 Federative Republic of Brazil	11.000%	8/17/40	5,150	5,850
Federative Republic of Brazil	5.625%	1/7/41	10,600	10,176
Hydro-Quebec	8.050%	7/7/24	5,000	6,606
Hydro-Quebec	8.500%	12/1/29	1,321	1,862
Inter-American Development Bank	7.000%	6/15/25	750	964
Inter-American Development Bank	3.875%	10/28/41	1,200	1,074
Inter-American Development Bank	3.200%	8/7/42	1,750	1,372
International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,499
International Bank for Reconstruction & Development	4.750%	2/15/35	1,775	1,898
5 KFW	0.000%	4/18/36	11,500	4,501
5 KFW	0.000%	6/29/37	825	307
Korea Electric Power Corp.	7.000%	2/1/27	750	877
Nexen Energy ULC	7.875%	3/15/32	1,800	2,341
Nexen Energy ULC	5.875%	3/10/35	1,850	1,981
Nexen Energy ULC	6.400%	5/15/37	3,740	4,231
Nexen Energy ULC	7.500%	7/30/39	1,525	1,932
3 Oriental Republic of Uruguay	4.500%	8/14/24	5,200	5,198
3 Oriental Republic of Uruguay	7.625%	3/21/36	4,943	5,944
3 Oriental Republic of Uruguay	4.125%	11/20/45	2,100	1,593
Pemex Project Funding Master Trust	6.625%	6/15/35	7,620	7,941
Pemex Project Funding Master Trust	6.625%	6/15/38	1,375	1,404
Petrobras Global Finance BV	5.625%	5/20/43	2,700	2,189
Petrobras International Finance Co.	6.875%	1/20/40	4,900	4,620
Petrobras International Finance Co.	6.750%	1/27/41	7,295	6,759
Petroleos Mexicanos	4.875%	1/18/24	2,800	2,780
3 Petroleos Mexicanos	2.290%	2/15/24	1,900	1,869
Petroleos Mexicanos	6.500%	6/2/41	8,625	8,939
Petroleos Mexicanos	5.500%	6/27/44	6,950	6,295
Province of British Columbia	6.500%	1/15/26	1,500	1,863
Province of British Columbia	7.250%	9/1/36	500	688
Quebec	7.125%	2/9/24	2,925	3,656
Quebec	7.500%	9/15/29	5,715	7,514
Region of Lombardy Italy	5.804%	10/25/32	2,375	2,162
Republic of Chile	3.625%	10/30/42	2,925	2,280
Republic of Colombia	4.000%	2/26/24	5,650	5,466
Republic of Colombia	8.125%	5/21/24	3,650	4,677
Republic of Colombia	7.375%	9/18/37	4,772	5,858
Republic of Colombia	6.125%	1/18/41	7,225	7,676
Republic of Finland	6.950%	2/15/26	695	860
Republic of Italy	5.375%	6/15/33	6,925	7,292
Republic of Korea	5.625%	11/3/25	1,475	1,669
Republic of Panama	7.125%	1/29/26	4,215	5,026
Republic of Panama	8.875%	9/30/27	1,460	1,956
Republic of Panama	9.375%	4/1/29	2,135	2,946
3 Republic of Panama	6.700%	1/26/36	6,926	7,740
3 Republic of Panama	4.300%	4/29/53	1,350	1,033
Republic of Peru	7.350%	7/21/25	6,900	8,694
Republic of Peru	8.750%	11/21/33	6,050	8,606
3 Republic of Peru	6.550%	3/14/37	3,125	3,594
Republic of Peru	5.625%	11/18/50	5,020	4,916
3 Republic of Philippines	7.500%	9/25/24	4,375	5,436
Republic of Philippines	9.500%	10/21/24	200	283
Republic of Philippines	10.625%	3/16/25	4,975	7,587
Republic of Philippines	5.500%	3/30/26	3,525	3,860
Republic of Philippines	9.500%	2/2/30	5,250	7,796
Republic of Philippines	7.750%	1/14/31	7,275	9,576
Republic of Philippines	6.375%	1/15/32	1,900	2,209

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Philippines	6.375%	10/23/34	8,950	10,628
Republic of Philippines	5.000%	1/13/37	2,875	2,986
Republic of South Africa	6.875%	5/27/19	150	171
Republic of South Africa	4.665%	1/17/24	5,375	5,153
Republic of South Africa	5.875%	9/16/25	5,200	5,395
Republic of South Africa	6.250%	3/8/41	850	881
Republic of Turkey	7.375%	2/5/25	8,850	9,554
Republic of Turkey	11.875%	1/15/30	4,150	6,192
Republic of Turkey	8.000%	2/14/34	5,675	6,294
Republic of Turkey	6.875%	3/17/36	9,000	8,829
Republic of Turkey	7.250%	3/5/38	2,000	2,058
Republic of Turkey	6.750%	5/30/40	7,000	6,769
Republic of Turkey	6.000%	1/14/41	9,700	8,517
State of Israel	4.500%	1/30/43	3,500	3,073
Statoil ASA	3.700%	3/1/24	3,000	2,980
Statoil ASA	7.250%	9/23/27	2,500	3,219
Statoil ASA	6.800%	1/15/28	185	228
Statoil ASA	7.150%	1/15/29	1,090	1,390
Statoil ASA	5.100%	8/17/40	2,300	2,377
Statoil ASA	4.250%	11/23/41	1,925	1,746
Statoil ASA	3.950%	5/15/43	4,470	3,891
Statoil ASA	4.800%	11/8/43	1,500	1,506
United Mexican States	8.300%	8/15/31	3,460	4,684
United Mexican States	7.500%	4/8/33	3,300	4,117
United Mexican States	6.750%	9/27/34	7,337	8,658
United Mexican States	6.050%	1/11/40	14,295	15,546
United Mexican States	4.750%	3/8/44	14,215	12,805
United Mexican States	5.750%	10/12/10	7,100	6,460
Total Sovereign Bonds (Cost $467,670)				439,291
Taxable Municipal Bonds (6.2%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,216
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	727
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	815
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	571
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	2,700	2,773
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	479
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	212
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,845	3,766
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	600	704
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,337
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	3,550	4,258
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,850	3,503
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,305	1,581
California GO	7.700%	11/1/30	1,100	1,274
California GO	7.500%	4/1/34	8,280	10,536
California GO	7.950%	3/1/36	1,450	1,682
California GO	7.550%	4/1/39	6,390	8,281
California GO	7.300%	10/1/39	4,830	6,074
California GO	7.350%	11/1/39	3,675	4,685

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	7.625%	3/1/40	4,865	6,405
California GO	7.600%	11/1/40	5,250	6,931
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	725	876
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	650	715
Chicago IL Board of Education GO	6.319%	11/1/29	805	781
Chicago IL Board of Education GO	6.138%	12/1/39	800	701
Chicago IL GO	7.781%	1/1/35	675	748
Chicago IL GO	5.432%	1/1/42	900	759
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,425	1,547
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	600	640
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,150	1,283
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	200	212
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,450	6,109
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	575	641
Chicago IL Water Revenue	6.742%	11/1/40	800	888
Clark County NV Airport Revenue	6.881%	7/1/42	1,650	1,778
Clark County NV Airport Revenue	6.820%	7/1/45	1,000	1,246
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	280	323
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	1,190	1,293
Connecticut GO	5.090%	10/1/30	1,350	1,332
Connecticut GO	5.850%	3/15/32	4,150	4,649
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	900	934
Cook County IL GO	6.229%	11/15/34	1,050	1,049
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	1,220	1,451
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	200	232
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	935
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	515	533
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,570	1,860
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	1,703
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	990	1,118
Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,674
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	800	712
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	850	987
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	525	575
District of Columbia Income Tax Revenue	5.591%	12/1/34	675	743
District of Columbia Income Tax Revenue	5.582%	12/1/35	735	806
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	575	599
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	700	725
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	1,990	2,259
Georgia GO	4.503%	11/1/25	825	874
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	4,325	4,550
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,825	2,952
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	860
Houston TX GO	6.290%	3/1/32	900	1,007
Illinois GO	5.100%	6/1/33	20,130	18,757
Illinois GO	6.630%	2/1/35	2,975	3,107
Illinois GO	6.725%	4/1/35	2,000	2,107
Illinois GO	7.350%	7/1/35	750	836
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,200	1,378
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	666
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	1,075	1,245
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	1,125	1,027

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	1,050	972
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	925	911
6 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	500	514
Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	525	576
Los Angeles CA Community College District GO	6.600%	8/1/42	2,300	2,848
Los Angeles CA Community College District GO	6.750%	8/1/49	700	884
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	305	353
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	775	853
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	775	868
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	625	662
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	1,375	1,716
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,500	1,851
Los Angeles CA Unified School District GO	5.755%	7/1/29	1,105	1,213
Los Angeles CA Unified School District GO	5.750%	7/1/34	3,795	4,178
Los Angeles CA Unified School District GO	6.758%	7/1/34	2,660	3,281
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	1,150	1,237
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	700	840
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	700	823
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	850	921
Massachusetts GO	4.500%	8/1/31	1,500	1,442
Massachusetts GO	5.456%	12/1/39	2,850	3,099
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	1,050	1,176
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	850	966
Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	900	918
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	1,000	1,109
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	1,200	1,285
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	855	959
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	575	642
Mississippi GO	5.245%	11/1/34	700	732
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	600	651
7 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	5,600	6,711
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	1,700	1,834
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	1,150	1,234
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	2,325	2,724
8 New Jersey Turnpike Authority Revenue	4.252%	1/1/16	30	31
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,689	6,248
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,460	5,711
New York City NY GO	5.206%	10/1/31	1,070	1,115
New York City NY GO	6.646%	12/1/31	400	442
New York City NY GO	6.246%	6/1/35	1,075	1,146

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY GO	5.968%	3/1/36	415	467
New York City NY GO	5.985%	12/1/36	625	701
New York City NY GO	5.517%	10/1/37	1,875	1,961
New York City NY GO	6.271%	12/1/37	1,620	1,890
New York City NY GO	5.846%	6/1/40	400	436
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	900	1,015
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	500	522
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	550	617
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	800	926
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,475	1,720
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	1,995	2,142
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	2,070	2,358
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	800	959
New York City NY Transitional Finance Authority Future
Tax Revenue	5.267%	5/1/27	200	215
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	775	879
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	2,215	2,428
New York City NY Transitional Finance Authority Future
Tax Revenue	5.572%	11/1/38	1,150	1,276
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	5,025	6,576
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	575	657
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	500	573
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	700	751
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	1,750	2,034
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	2,550	2,771
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	500	530
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,000	2,204
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	635	685
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	1,625	1,773
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	625	704
New York University Hospitals Center Revenue	4.428%	7/1/42	1,025	857
New York University Hospitals Center Revenue	5.750%	7/1/43	925	934
North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	183
North Texas Tollway Authority System Revenue	6.718%	1/1/49	2,635	3,203
Ohio State University General Receipts Revenue	4.910%	6/1/40	1,500	1,503
Ohio State University General Receipts Revenue	4.800%	6/1/11	1,400	1,218
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,141
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	1,060	1,313
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	1,305	1,502
Oregon GO	5.892%	6/1/27	3,500	4,013

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Oregon School Boards Association GO	4.759%	6/30/28	3,350	3,515
6 Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,604
Pennsylvania GO	4.650%	2/15/26	2,100	2,167
Pennsylvania GO	5.350%	5/1/30	1,000	1,034
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	1,098	1,140
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	600	693
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,575	1,671
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	850	908
Phoenix AZ GO	5.269%	7/1/34	100	101
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,260	2,595
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,795	3,047
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	25	27
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	800	752
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	7,325	6,210
Port of Seattle WA Revenue	7.000%	5/1/36	100	111
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	1,000	1,105
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	1,150	1,178
Princeton University New Jersey GO	5.700%	3/1/39	1,650	1,885
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	810	935
Rutgers State University NJ Revenue	5.665%	5/1/40	1,050	1,155
Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	976
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,100	1,111
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	714
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,190	1,343
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	1,150	1,304
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,028
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	865	990
San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,700	1,988
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,325	1,522
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,300	1,617
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,000	1,093
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	750	741
South Carolina Public Service Authority Revenue	6.454%	1/1/50	1,150	1,252
Texas GO	5.517%	4/1/39	2,920	3,275
Texas Transportation Commission Revenue	5.028%	4/1/26	1,000	1,076
Texas Transportation Commission Revenue	5.178%	4/1/30	3,650	3,917
Texas Transportation Commission Revenue	4.631%	4/1/33	1,060	1,073
Texas Transportation Commission Revenue	4.681%	4/1/40	750	753
Tufts University Massachusetts GO	5.017%	4/15/12	1,035	939
University of California Regents Medical Center
Revenue	6.548%	5/15/48	900	1,048
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,255
University of California Revenue	5.770%	5/15/43	2,800	3,107
University of California Revenue	5.946%	5/15/45	1,400	1,567
University of California Revenue	4.858%	5/15/12	3,500	3,028
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	575	616
University of Southern California Revenue	5.250%	10/1/11	950	996
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	620	663
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	890	970
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	550	586

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,575	1,583
University of Virginia Revenue	6.200%	9/1/39	330	402
Utah GO	4.554%	7/1/24	1,100	1,169
Utah GO	3.539%	7/1/25	1,200	1,173
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	700	783
Virginia Commonwealth Transportation Board Revenue	5.350%	5/15/35	300	315
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	600	642
Washington GO	5.090%	8/1/33	945	983
Washington GO	5.481%	8/1/39	650	693
Washington GO	5.140%	8/1/40	1,210	1,247
6 Wisconsin GO	5.700%	5/1/26	1,400	1,532
Total Taxable Municipal Bonds (Cost $338,838)				356,808

			Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
9 Vanguard Market Liquidity Fund (Cost $18,370)	0.125%		18,369,830	18,370
Total Investments (99.0%) (Cost $5,716,550)				5,675,862
Other Assets and Liabilities—Net (1.0%)				59,321
Net Assets (100%)				5,735,183

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $14,185,000, representing 0.2% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

85

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA3140_022014

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Total Bond Market Index Fund (constituting separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund") as of December 31, 2013 and for the year then ended and have issued our unqualified report thereon dated February 14, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of December 31, 2013 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

February 14, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (66.4%)
U.S. Government Securities (39.2%)
United States Treasury Note/Bond	2.375%	10/31/14	297,410	302,847
United States Treasury Note/Bond	2.125%	11/30/14	598,846	609,422
United States Treasury Note/Bond	0.125%	12/31/14	21,207	21,200
United States Treasury Note/Bond	2.625%	12/31/14	93,830	96,103
United States Treasury Note/Bond	0.250%	1/15/15	41,345	41,377
United States Treasury Note/Bond	0.250%	1/31/15	3,978	3,981
United States Treasury Note/Bond	2.250%	1/31/15	144,162	147,383
United States Treasury Note/Bond	0.250%	2/15/15	626,838	627,327
United States Treasury Note/Bond	4.000%	2/15/15	61,186	63,777
United States Treasury Note/Bond	11.250%	2/15/15	42,200	47,396
United States Treasury Note/Bond	0.250%	2/28/15	210,925	211,056
United States Treasury Note/Bond	2.375%	2/28/15	351,287	360,069
United States Treasury Note/Bond	0.375%	3/15/15	168,814	169,157
United States Treasury Note/Bond	0.250%	3/31/15	3,325	3,327
United States Treasury Note/Bond	2.500%	3/31/15	161,945	166,525
United States Treasury Note/Bond	0.375%	4/15/15	623,195	624,653
United States Treasury Note/Bond	0.125%	4/30/15	319,900	319,500
United States Treasury Note/Bond	2.500%	4/30/15	185,635	191,234
United States Treasury Note/Bond	0.250%	5/15/15	88,610	88,665
United States Treasury Note/Bond	4.125%	5/15/15	220,955	232,692
United States Treasury Note/Bond	2.125%	5/31/15	87,010	89,321
United States Treasury Note/Bond	0.375%	6/15/15	649,520	650,839
United States Treasury Note/Bond	1.875%	6/30/15	153,457	157,174
United States Treasury Note/Bond	0.250%	7/15/15	558,835	558,835
United States Treasury Note/Bond	0.250%	7/31/15	46,050	46,043
United States Treasury Note/Bond	1.750%	7/31/15	240,648	246,250
United States Treasury Note/Bond	0.250%	8/15/15	505,229	505,072
United States Treasury Note/Bond	4.250%	8/15/15	17,215	18,315
United States Treasury Note/Bond	10.625%	8/15/15	5,935	6,922
United States Treasury Note/Bond	0.375%	8/31/15	10,200	10,216
United States Treasury Note/Bond	1.250%	8/31/15	93,965	95,463
United States Treasury Note/Bond	0.250%	9/15/15	190,275	190,096
United States Treasury Note/Bond	0.250%	9/30/15	1,250	1,249
United States Treasury Note/Bond	1.250%	9/30/15	197,850	201,065
United States Treasury Note/Bond	0.250%	10/15/15	512,405	511,683
United States Treasury Note/Bond	1.250%	10/31/15	125,615	127,695
United States Treasury Note/Bond	0.375%	11/15/15	774,369	774,849
United States Treasury Note/Bond	4.500%	11/15/15	365,884	394,181
United States Treasury Note/Bond	9.875%	11/15/15	262,900	309,402
United States Treasury Note/Bond	1.375%	11/30/15	290,672	296,305
United States Treasury Note/Bond	0.250%	12/15/15	260,679	260,108
United States Treasury Note/Bond	0.250%	12/31/15	2,600	2,593
United States Treasury Note/Bond	2.125%	12/31/15	248,055	256,543
United States Treasury Note/Bond	0.375%	1/15/16	438,200	438,064
United States Treasury Note/Bond	2.000%	1/31/16	107,615	111,146
United States Treasury Note/Bond	0.375%	2/15/16	542,755	542,245
United States Treasury Note/Bond	4.500%	2/15/16	215,493	234,114
United States Treasury Note/Bond	9.250%	2/15/16	2,210	2,620
United States Treasury Note/Bond	2.125%	2/29/16	76,050	78,819
United States Treasury Note/Bond	2.625%	2/29/16	145,122	152,015
United States Treasury Note/Bond	0.375%	3/15/16	301,525	301,055
United States Treasury Note/Bond	2.250%	3/31/16	714	742
United States Treasury Note/Bond	2.375%	3/31/16	9,010	9,397
United States Treasury Note/Bond	0.250%	4/15/16	255,625	254,268
United States Treasury Note/Bond	2.000%	4/30/16	78,680	81,385
United States Treasury Note/Bond	2.625%	4/30/16	245,360	257,397
United States Treasury Note/Bond	0.250%	5/15/16	637,695	633,709
United States Treasury Note/Bond	5.125%	5/15/16	299,480	331,860
United States Treasury Note/Bond	7.250%	5/15/16	8,085	9,361
United States Treasury Note/Bond	1.750%	5/31/16	7,435	7,649
United States Treasury Note/Bond	0.500%	6/15/16	137,580	137,430

1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	6/30/16	123,634	126,474
United States Treasury Note/Bond	3.250%	6/30/16	339,965	362,702
United States Treasury Note/Bond	0.625%	7/15/16	565,590	566,297
United States Treasury Note/Bond	1.500%	7/31/16	1,310	1,340
United States Treasury Note/Bond	0.625%	8/15/16	337,575	337,575
United States Treasury Note/Bond	4.875%	8/15/16	433	481
United States Treasury Note/Bond	1.000%	8/31/16	11,470	11,576
United States Treasury Note/Bond	3.000%	8/31/16	332,417	353,090
United States Treasury Note/Bond	1.000%	9/30/16	262,120	264,332
United States Treasury Note/Bond	3.000%	9/30/16	452,335	480,746
United States Treasury Note/Bond	0.625%	10/15/16	220,425	220,011
United States Treasury Note/Bond	1.000%	10/31/16	184,945	186,332
United States Treasury Note/Bond	3.125%	10/31/16	211,860	226,029
United States Treasury Note/Bond	0.625%	11/15/16	284,950	284,061
United States Treasury Note/Bond	4.625%	11/15/16	100,171	111,190
United States Treasury Note/Bond	7.500%	11/15/16	85,617	101,991
United States Treasury Note/Bond	0.875%	11/30/16	6,436	6,456
United States Treasury Note/Bond	2.750%	11/30/16	213,362	225,498
United States Treasury Note/Bond	0.625%	12/15/16	291,300	290,117
United States Treasury Note/Bond	3.250%	12/31/16	120,510	129,247
United States Treasury Note/Bond	0.875%	1/31/17	85,500	85,580
United States Treasury Note/Bond	3.125%	1/31/17	306,380	327,539
United States Treasury Note/Bond	4.625%	2/15/17	51,240	57,148
United States Treasury Note/Bond	0.875%	2/28/17	69,524	69,502
United States Treasury Note/Bond	3.000%	2/28/17	20,230	21,554
United States Treasury Note/Bond	1.000%	3/31/17	242,035	242,565
United States Treasury Note/Bond	3.250%	3/31/17	3,235	3,476
United States Treasury Note/Bond	0.875%	4/30/17	172,000	171,463
United States Treasury Note/Bond	3.125%	4/30/17	11,200	11,987
United States Treasury Note/Bond	4.500%	5/15/17	31,335	34,963
United States Treasury Note/Bond	8.750%	5/15/17	187,065	235,058
United States Treasury Note/Bond	0.625%	5/31/17	276,970	273,336
United States Treasury Note/Bond	2.750%	5/31/17	294,770	311,996
United States Treasury Note/Bond	0.750%	6/30/17	125,890	124,553
United States Treasury Note/Bond	2.500%	6/30/17	473,135	496,498
United States Treasury Note/Bond	0.500%	7/31/17	646	633
United States Treasury Note/Bond	2.375%	7/31/17	66,800	69,785
United States Treasury Note/Bond	4.750%	8/15/17	416,570	470,466
United States Treasury Note/Bond	8.875%	8/15/17	36,810	46,967
United States Treasury Note/Bond	0.625%	8/31/17	178,595	175,246
United States Treasury Note/Bond	1.875%	8/31/17	6,275	6,441
United States Treasury Note/Bond	0.625%	9/30/17	146,625	143,555
United States Treasury Note/Bond	1.875%	9/30/17	39,575	40,577
United States Treasury Note/Bond	0.750%	10/31/17	94,985	93,233
United States Treasury Note/Bond	1.875%	10/31/17	242,827	248,859
United States Treasury Note/Bond	4.250%	11/15/17	184,530	205,404
United States Treasury Note/Bond	0.625%	11/30/17	374,425	364,948
United States Treasury Note/Bond	0.750%	12/31/17	3,235	3,162
United States Treasury Note/Bond	0.875%	1/31/18	527,215	516,998
United States Treasury Note/Bond	2.625%	1/31/18	450	473
United States Treasury Note/Bond	3.500%	2/15/18	151,535	164,462
United States Treasury Note/Bond	0.750%	2/28/18	154,735	150,625
United States Treasury Note/Bond	2.750%	2/28/18	296,045	312,650
United States Treasury Note/Bond	0.750%	3/31/18	129,070	125,359
United States Treasury Note/Bond	2.875%	3/31/18	34,300	36,342
United States Treasury Note/Bond	0.625%	4/30/18	47,950	46,227
United States Treasury Note/Bond	2.625%	4/30/18	36,750	38,565
United States Treasury Note/Bond	3.875%	5/15/18	310,948	342,627
United States Treasury Note/Bond	9.125%	5/15/18	20,800	27,580
United States Treasury Note/Bond	1.000%	5/31/18	541,255	529,331
United States Treasury Note/Bond	2.375%	5/31/18	370,220	384,162
United States Treasury Note/Bond	1.375%	6/30/18	137,070	135,999
United States Treasury Note/Bond	2.375%	6/30/18	397,275	411,863
United States Treasury Note/Bond	1.375%	7/31/18	146,630	145,255

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.250%	7/31/18	28,950	29,827
United States Treasury Note/Bond	4.000%	8/15/18	1,997	2,214
United States Treasury Note/Bond	1.500%	8/31/18	623,260	619,950
United States Treasury Note/Bond	1.375%	9/30/18	319,306	315,264
United States Treasury Note/Bond	1.250%	10/31/18	16,960	16,621
United States Treasury Note/Bond	1.750%	10/31/18	161,595	162,227
United States Treasury Note/Bond	3.750%	11/15/18	216,870	237,880
United States Treasury Note/Bond	9.000%	11/15/18	25	34
United States Treasury Note/Bond	1.250%	11/30/18	411,875	402,863
United States Treasury Note/Bond	1.375%	12/31/18	57,775	56,782
United States Treasury Note/Bond	1.500%	12/31/18	251,275	248,370
United States Treasury Note/Bond	1.250%	1/31/19	3,000	2,924
United States Treasury Note/Bond	2.750%	2/15/19	15,060	15,771
United States Treasury Note/Bond	8.875%	2/15/19	121,630	164,353
United States Treasury Note/Bond	1.375%	2/28/19	91,700	89,751
United States Treasury Note/Bond	1.500%	3/31/19	33,050	32,482
United States Treasury Note/Bond	1.250%	4/30/19	204,890	198,358
United States Treasury Note/Bond	3.125%	5/15/19	125,985	134,174
United States Treasury Note/Bond	1.125%	5/31/19	73,375	70,394
United States Treasury Note/Bond	1.000%	6/30/19	48,300	45,893
United States Treasury Note/Bond	0.875%	7/31/19	12,985	12,218
United States Treasury Note/Bond	3.625%	8/15/19	196,162	213,571
United States Treasury Note/Bond	8.125%	8/15/19	86,669	115,378
United States Treasury Note/Bond	1.000%	9/30/19	7,893	7,444
United States Treasury Note/Bond	3.375%	11/15/19	263,421	283,096
United States Treasury Note/Bond	1.000%	11/30/19	157,175	147,499
United States Treasury Note/Bond	1.125%	12/31/19	30,782	29,051
United States Treasury Note/Bond	1.375%	1/31/20	388,708	371,457
United States Treasury Note/Bond	3.625%	2/15/20	218,797	237,942
United States Treasury Note/Bond	8.500%	2/15/20	15,165	20,774
United States Treasury Note/Bond	1.250%	2/29/20	244,216	230,936
United States Treasury Note/Bond	1.125%	4/30/20	229,925	214,656
United States Treasury Note/Bond	3.500%	5/15/20	409,488	441,350
United States Treasury Note/Bond	1.375%	5/31/20	439,675	416,249
United States Treasury Note/Bond	1.875%	6/30/20	288,675	281,369
United States Treasury Note/Bond	2.000%	7/31/20	213,050	209,055
United States Treasury Note/Bond	2.625%	8/15/20	245,942	250,669
United States Treasury Note/Bond	8.750%	8/15/20	238,040	333,739
United States Treasury Note/Bond	2.125%	8/31/20	151,515	149,407
United States Treasury Note/Bond	2.000%	9/30/20	106,880	104,342
United States Treasury Note/Bond	1.750%	10/31/20	154,650	148,173
United States Treasury Note/Bond	2.625%	11/15/20	425,174	431,552
United States Treasury Note/Bond	2.000%	11/30/20	198,100	192,621
United States Treasury Note/Bond	2.375%	12/31/20	334,100	332,376
United States Treasury Note/Bond	3.625%	2/15/21	366,502	395,020
United States Treasury Note/Bond	7.875%	2/15/21	208,624	283,468
United States Treasury Note/Bond	3.125%	5/15/21	352,640	367,077
United States Treasury Note/Bond	8.125%	8/15/21	136,690	189,892
United States Treasury Note/Bond	2.000%	11/15/21	363,657	346,496
United States Treasury Note/Bond	8.000%	11/15/21	64,031	88,823
United States Treasury Note/Bond	2.000%	2/15/22	3,802	3,601
United States Treasury Note/Bond	1.750%	5/15/22	11,509	10,622
United States Treasury Note/Bond	1.625%	8/15/22	11,520	10,447
United States Treasury Note/Bond	7.250%	8/15/22	3,014	4,066
United States Treasury Note/Bond	1.625%	11/15/22	230,974	208,094
United States Treasury Note/Bond	7.625%	11/15/22	6,566	9,085
United States Treasury Note/Bond	2.000%	2/15/23	118,826	110,007
United States Treasury Note/Bond	7.125%	2/15/23	163,535	220,159
United States Treasury Note/Bond	1.750%	5/15/23	755,748	679,818
United States Treasury Note/Bond	2.500%	8/15/23	513,585	492,158
United States Treasury Note/Bond	6.250%	8/15/23	496,404	636,484
United States Treasury Note/Bond	2.750%	11/15/23	501,440	489,531
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,868
United States Treasury Note/Bond	7.625%	2/15/25	2,112	3,010

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	6.875%	8/15/25	83,770	113,770
United States Treasury Note/Bond	6.000%	2/15/26	50,679	64,537
United States Treasury Note/Bond	6.750%	8/15/26	32,360	43,903
United States Treasury Note/Bond	6.500%	11/15/26	45,224	60,247
United States Treasury Note/Bond	6.375%	8/15/27	40,910	54,174
United States Treasury Note/Bond	5.500%	8/15/28	41,275	50,717
United States Treasury Note/Bond	5.250%	11/15/28	6,600	7,920
United States Treasury Note/Bond	5.250%	2/15/29	120,295	144,354
United States Treasury Note/Bond	6.125%	8/15/29	150,935	197,631
United States Treasury Note/Bond	6.250%	5/15/30	70,458	93,808
United States Treasury Note/Bond	5.375%	2/15/31	38,320	46,798
United States Treasury Note/Bond	4.500%	2/15/36	119	132
United States Treasury Note/Bond	4.375%	2/15/38	103	112
United States Treasury Note/Bond	4.500%	5/15/38	1,268	1,399
United States Treasury Note/Bond	3.500%	2/15/39	104,509	97,928
United States Treasury Note/Bond	4.250%	5/15/39	219,703	233,159
United States Treasury Note/Bond	4.500%	8/15/39	57,527	63,451
United States Treasury Note/Bond	4.375%	11/15/39	271,151	293,266
United States Treasury Note/Bond	4.625%	2/15/40	185,832	208,829
United States Treasury Note/Bond	4.375%	5/15/40	241,725	261,365
United States Treasury Note/Bond	3.875%	8/15/40	174,217	173,400
United States Treasury Note/Bond	4.250%	11/15/40	203,155	215,153
United States Treasury Note/Bond	4.750%	2/15/41	231,530	265,174
United States Treasury Note/Bond	4.375%	5/15/41	130,808	141,252
United States Treasury Note/Bond	3.750%	8/15/41	10	10
United States Treasury Note/Bond	3.125%	11/15/41	109,150	93,784
United States Treasury Note/Bond	3.125%	2/15/42	85,613	73,440
United States Treasury Note/Bond	3.000%	5/15/42	164,354	137,107
United States Treasury Note/Bond	2.750%	8/15/42	286,790	226,071
United States Treasury Note/Bond	2.750%	11/15/42	541,919	426,171
United States Treasury Note/Bond	3.125%	2/15/43	155,938	132,816
United States Treasury Note/Bond	2.875%	5/15/43	73,210	59,026
United States Treasury Note/Bond	3.625%	8/15/43	194,270	182,522
United States Treasury Note/Bond	3.750%	11/15/43	64,400	61,924
				42,407,875
Agency Bonds and Notes (3.9%)
Arab Republic of Egypt	4.450%	9/15/15	16,750	17,891
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	2,825	2,906
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	3,575	3,684
1 Federal Farm Credit Banks	0.270%	2/24/15	10,000	9,994
1 Federal Farm Credit Banks	0.500%	6/23/15	8,550	8,569
1 Federal Farm Credit Banks	1.500%	11/16/15	6,825	6,958
1 Federal Farm Credit Banks	4.875%	12/16/15	1,625	1,766
1 Federal Farm Credit Banks	1.050%	3/28/16	4,000	4,042
1 Federal Farm Credit Banks	5.125%	8/25/16	9,075	10,125
1 Federal Farm Credit Banks	4.875%	1/17/17	8,030	8,987
1 Federal Farm Credit Banks	5.150%	11/15/19	15,675	18,065
1 Federal Farm Credit Banks	3.500%	12/20/23	5,000	4,954
1 Federal Home Loan Banks	0.250%	1/16/15	22,750	22,763
1 Federal Home Loan Banks	0.250%	2/20/15	45,975	45,948
1 Federal Home Loan Banks	0.375%	8/28/15	54,700	54,712
1 Federal Home Loan Banks	0.500%	11/20/15	4,370	4,376
1 Federal Home Loan Banks	3.125%	3/11/16	26,225	27,693
1 Federal Home Loan Banks	5.375%	5/18/16	36,700	40,866
1 Federal Home Loan Banks	5.625%	6/13/16	3,705	4,112
1 Federal Home Loan Banks	0.375%	6/24/16	24,800	24,624
1 Federal Home Loan Banks	5.125%	10/19/16	15,845	17,711
1 Federal Home Loan Banks	4.750%	12/16/16	21,510	23,991
1 Federal Home Loan Banks	0.625%	12/28/16	16,200	16,114
1 Federal Home Loan Banks	4.875%	5/17/17	114,335	129,024
1 Federal Home Loan Banks	1.000%	6/21/17	26,320	26,280
1 Federal Home Loan Banks	5.000%	11/17/17	7,280	8,323
1 Federal Home Loan Banks	2.750%	6/8/18	26,950	28,150
1 Federal Home Loan Banks	5.375%	8/15/18	4,750	5,485

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Federal Home Loan Banks	1.875%	3/13/20	2,075	2,000
1 Federal Home Loan Banks	4.125%	3/13/20	8,440	9,215
1 Federal Home Loan Banks	3.375%	6/12/20	25,725	26,892
1 Federal Home Loan Banks	5.250%	12/11/20	6,850	7,881
1 Federal Home Loan Banks	5.625%	6/11/21	19,450	22,824
1 Federal Home Loan Banks	2.125%	3/10/23	32,200	28,628
1 Federal Home Loan Banks	5.375%	8/15/24	24,600	28,121
1 Federal Home Loan Banks	5.500%	7/15/36	19,860	22,836
2 Federal Home Loan Mortgage Corp.	5.050%	1/26/15	600	631
2 Federal Home Loan Mortgage Corp.	2.875%	2/9/15	728	749
2 Federal Home Loan Mortgage Corp.	0.500%	4/17/15	126,635	126,991
2 Federal Home Loan Mortgage Corp.	4.375%	7/17/15	44,535	47,287
2 Federal Home Loan Mortgage Corp.	1.750%	9/10/15	31,675	32,404
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	48,925	54,170
2 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	26,000	25,987
2 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	20,158	21,099
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	91,500	102,694
2 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	51,675	53,455
2 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	38,050	38,166
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	28,225	31,775
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	35,000	35,083
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	10,000	11,302
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	90,075	90,744
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	51,125	50,942
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	22,000	21,889
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	33,450	38,606
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	87,700	86,823
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	26,045	29,772
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	30,175	29,360
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	28,400	27,635
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	22,750	25,849
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,988	66,290
2 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,047	61,121
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	32,600	31,143
2 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,400	98,052
2 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	64,000	59,967
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	71,824	68,394
2 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	4,729
2 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	42,744	56,493
2 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,264	10,418
2 Federal National Mortgage Assn.	0.375%	3/16/15	104,085	104,152
2 Federal National Mortgage Assn.	5.000%	4/15/15	1,260	1,336
2 Federal National Mortgage Assn.	0.500%	5/27/15	44,853	44,990
2 Federal National Mortgage Assn.	0.500%	7/2/15	9,728	9,753
2 Federal National Mortgage Assn.	2.375%	7/28/15	30,125	31,080
2 Federal National Mortgage Assn.	2.000%	9/21/15	12,000	12,320
2 Federal National Mortgage Assn.	0.500%	9/28/15	47,450	47,555
2 Federal National Mortgage Assn.	4.375%	10/15/15	54,105	57,927
2 Federal National Mortgage Assn.	1.625%	10/26/15	18,807	19,223
2 Federal National Mortgage Assn.	0.375%	12/21/15	29,225	29,210
2 Federal National Mortgage Assn.	8.200%	3/10/16	50	58
2 Federal National Mortgage Assn.	5.000%	3/15/16	5,850	6,427
2 Federal National Mortgage Assn.	0.500%	3/30/16	43,425	43,404
2 Federal National Mortgage Assn.	2.375%	4/11/16	79,005	82,275
2 Federal National Mortgage Assn.	0.375%	7/5/16	30,000	29,807
2 Federal National Mortgage Assn.	0.625%	8/26/16	55,450	55,349
2 Federal National Mortgage Assn.	5.250%	9/15/16	12,850	14,404
2 Federal National Mortgage Assn.	1.250%	9/28/16	65,225	66,117
2 Federal National Mortgage Assn.	1.375%	11/15/16	75,450	76,712
2 Federal National Mortgage Assn.	1.250%	1/30/17	25,100	25,386
2 Federal National Mortgage Assn.	5.000%	2/13/17	79,525	89,502
2 Federal National Mortgage Assn.	1.125%	4/27/17	117,975	118,476
2 Federal National Mortgage Assn.	5.000%	5/11/17	142,481	160,778
2 Federal National Mortgage Assn.	5.375%	6/12/17	91,570	104,850

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	0.875%	10/26/17	82,000	80,663
2	Federal National Mortgage Assn.	0.875%	12/20/17	50,000	49,077
2	Federal National Mortgage Assn.	0.875%	2/8/18	79,000	77,004
2	Federal National Mortgage Assn.	0.875%	5/21/18	93,435	90,411
2	Federal National Mortgage Assn.	1.875%	9/18/18	41,050	41,201
2	Federal National Mortgage Assn.	1.625%	11/27/18	70,460	69,678
2	Federal National Mortgage Assn.	0.000%	10/9/19	14,545	12,320
2	Federal National Mortgage Assn.	6.250%	5/15/29	4,295	5,356
2	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	35,700
2	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	65,172
2	Federal National Mortgage Assn.	6.625%	11/15/30	6,975	9,063
2	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	9,213
1	Financing Corp.	9.800%	4/6/18	1,750	2,335
1	Financing Corp.	10.350%	8/3/18	4,900	6,689
1	Financing Corp.	9.650%	11/2/18	10,535	14,130
1	Financing Corp.	9.700%	4/5/19	1,575	2,161
	Hashemite Kingdom of Jordan	2.503%	10/30/20	10,100	9,861
	Private Export Funding Corp.	4.950%	11/15/15	41	44
	Private Export Funding Corp.	1.375%	2/15/17	2,025	2,046
	Private Export Funding Corp.	2.250%	12/15/17	4,600	4,720
	Private Export Funding Corp.	1.875%	7/15/18	4,300	4,307
	Private Export Funding Corp.	4.375%	3/15/19	8,700	9,627
	Private Export Funding Corp.	1.450%	8/15/19	3,800	3,619
	Private Export Funding Corp.	4.300%	12/15/21	3,800	4,078
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,519
	Private Export Funding Corp.	2.050%	11/15/22	8,300	7,367
	Private Export Funding Corp.	2.450%	7/15/24	8,300	7,408
	Resolution Funding Corp.	8.125%	10/15/19	450	588
	Resolution Funding Corp.	8.875%	7/15/20	180	246
	Resolution Funding Corp.	8.625%	1/15/30	110	166
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	9
	State of Israel	5.500%	9/18/23	242	280
	State of Israel	5.500%	12/4/23	3,213	3,698
	State of Israel	5.500%	4/26/24	20,405	23,546
1	Tennessee Valley Authority	5.500%	7/18/17	17,208	19,707
1	Tennessee Valley Authority	4.500%	4/1/18	6,325	7,000
1	Tennessee Valley Authority	1.750%	10/15/18	7,000	6,951
1	Tennessee Valley Authority	3.875%	2/15/21	9,400	9,914
1	Tennessee Valley Authority	1.875%	8/15/22	7,300	6,474
1	Tennessee Valley Authority	6.750%	11/1/25	2,565	3,250
1	Tennessee Valley Authority	7.125%	5/1/30	27,055	35,574
1	Tennessee Valley Authority	4.650%	6/15/35	15,169	15,066
1	Tennessee Valley Authority	5.880%	4/1/36	9,850	11,367
1	Tennessee Valley Authority	6.150%	1/15/38	920	1,093
1	Tennessee Valley Authority	5.500%	6/15/38	2,550	2,809
1	Tennessee Valley Authority	5.250%	9/15/39	9,108	9,570
1	Tennessee Valley Authority	3.500%	12/15/42	9,000	7,108
1	Tennessee Valley Authority	4.875%	1/15/48	6,951	6,677
1	Tennessee Valley Authority	5.375%	4/1/56	6,250	6,328
1	Tennessee Valley Authority	4.625%	9/15/60	7,468	6,633
					4,207,444
Conventional Mortgage-Backed Securities (22.5%)
2,3	Fannie Mae Pool	2.000%	8/1/28–9/1/28	87,067	83,710
2,3,4	Fannie Mae Pool	2.500%	8/1/27–1/1/43	581,398	572,872
2,3,4	Fannie Mae Pool	3.000%	9/1/20–1/1/44	1,786,928	1,748,447
2,3,4	Fannie Mae Pool	3.500%	10/1/18–1/1/44	2,075,258	2,092,421
2,3,4	Fannie Mae Pool	4.000%	7/1/14–1/1/44	1,859,714	1,929,781
2,3,4	Fannie Mae Pool	4.500%	1/1/18–1/1/44	1,337,375	1,422,239
2,3,4	Fannie Mae Pool	5.000%	3/1/17–1/1/44	1,035,671	1,125,380
2,3	Fannie Mae Pool	5.500%	2/1/14–1/1/44	804,396	885,129
2,3	Fannie Mae Pool	6.000%	1/1/14–1/1/44	566,026	628,972

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	6.500%	2/1/14–10/1/39	194,924	218,151
2,3	Fannie Mae Pool	7.000%	3/1/14–11/1/38	65,051	73,582
2,3	Fannie Mae Pool	7.500%	4/1/15–12/1/32	4,849	5,371
2,3	Fannie Mae Pool	8.000%	6/1/15–9/1/31	1,569	1,741
2,3	Fannie Mae Pool	8.500%	9/1/15–5/1/32	632	707
2,3	Fannie Mae Pool	9.000%	2/1/17–8/1/30	178	194
2,3	Fannie Mae Pool	9.500%	3/1/17–11/1/25	223	252
2,3	Fannie Mae Pool	10.000%	10/1/14–12/1/17	6	7
2,3	Fannie Mae Pool	11.000%	9/1/19	1	1
2,3	Freddie Mac Gold Pool	2.000%	7/1/28–8/1/28	31,077	29,821
2,3,4	Freddie Mac Gold Pool	2.500%	3/1/27–3/1/43	489,002	481,370
2,3,4	Freddie Mac Gold Pool	3.000%	3/1/21–11/1/43	944,551	922,353
2,3,4	Freddie Mac Gold Pool	3.500%	8/1/25–9/1/43	1,128,401	1,134,131
2,3,4	Freddie Mac Gold Pool	4.000%	5/1/14–1/1/44	1,081,756	1,119,675
2,3,4	Freddie Mac Gold Pool	4.500%	12/1/17–1/1/44	869,881	923,140
2,3,4	Freddie Mac Gold Pool	5.000%	4/1/14–1/1/44	625,862	674,653
2,3,4	Freddie Mac Gold Pool	5.500%	1/1/14–1/1/44	568,170	622,276
2,3,4	Freddie Mac Gold Pool	6.000%	2/1/14–1/1/44	359,391	398,237
2,3	Freddie Mac Gold Pool	6.500%	1/1/14–9/1/39	110,205	123,313
2,3	Freddie Mac Gold Pool	7.000%	7/1/14–12/1/38	34,748	39,467
2,3	Freddie Mac Gold Pool	7.500%	10/1/14–2/1/32	2,852	3,195
2,3	Freddie Mac Gold Pool	8.000%	12/1/14–1/1/32	2,738	3,064
2,3	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	516	582
2,3	Freddie Mac Gold Pool	9.000%	7/1/20–3/1/31	409	452
2,3	Freddie Mac Gold Pool	9.500%	4/1/16–6/1/25	71	77
2,3	Freddie Mac Gold Pool	10.000%	10/1/16–4/1/25	9	9
2,3	Freddie Mac Non Gold Pool	8.000%	2/1/17–6/1/17	4	4
2,3	Freddie Mac Non Gold Pool	8.500%	6/1/18	13	15
2,3	Freddie Mac Non Gold Pool	9.500%	10/1/18–3/1/20	3	3
3	Ginnie Mae I Pool	3.000%	1/15/26–8/15/43	208,433	202,550
3,4	Ginnie Mae I Pool	3.500%	11/15/25–1/1/44	238,736	242,346
3,4	Ginnie Mae I Pool	4.000%	8/15/18–1/1/44	413,711	431,171
3,4	Ginnie Mae I Pool	4.500%	5/15/18–1/1/44	550,551	588,764
3	Ginnie Mae I Pool	4.750%	8/15/33	14	15
3,4	Ginnie Mae I Pool	5.000%	1/15/17–1/1/44	348,446	378,901
3	Ginnie Mae I Pool	5.500%	3/15/15–2/15/41	213,088	235,356
3,4	Ginnie Mae I Pool	6.000%	1/15/14–12/1/43	163,177	181,907
3	Ginnie Mae I Pool	6.500%	2/15/14–1/15/39	47,953	53,515
3	Ginnie Mae I Pool	7.000%	11/15/14–9/15/36	9,963	11,127
3	Ginnie Mae I Pool	7.250%	9/15/25	35	37
3	Ginnie Mae I Pool	7.500%	5/15/17–6/15/32	4,144	4,571
3	Ginnie Mae I Pool	7.750%	2/15/30	3	3
3	Ginnie Mae I Pool	8.000%	1/15/17–12/15/30	2,832	3,120
3	Ginnie Mae I Pool	8.250%	6/15/27	2	3
3	Ginnie Mae I Pool	8.500%	1/15/17–3/15/31	638	681
3	Ginnie Mae I Pool	9.000%	5/15/16–2/15/31	877	943
3	Ginnie Mae I Pool	9.500%	7/15/16–9/15/25	256	284
3	Ginnie Mae I Pool	10.000%	2/15/18–2/15/25	91	100
3	Ginnie Mae I Pool	10.500%	7/15/15–4/15/25	57	58
3	Ginnie Mae I Pool	11.000%	9/15/15–11/15/15	3	4
3	Ginnie Mae I Pool	11.500%	8/15/15–4/15/16	1	1
3	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	26,609	26,726
3,4	Ginnie Mae II Pool	3.000%	10/20/26–1/1/44	803,801	780,828
3,4	Ginnie Mae II Pool	3.500%	9/20/25–1/1/44	1,289,571	1,303,374
3,4	Ginnie Mae II Pool	4.000%	9/20/25–1/1/44	822,860	858,132
3,4	Ginnie Mae II Pool	4.500%	4/20/18–1/1/44	826,287	887,773
3,4	Ginnie Mae II Pool	5.000%	12/20/32–1/1/44	512,165	560,076
3	Ginnie Mae II Pool	5.500%	8/20/23–9/20/41	163,611	180,246
3	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	98,085	109,441
3	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	45,349	50,951
3	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	6,975	7,868

7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Ginnie Mae II Pool	7.500%	8/20/30	7	7
3	Ginnie Mae II Pool	8.500%	10/20/30	15	18
					24,365,691
Nonconventional Mortgage-Backed Securities (0.8%)
2,3,5	Fannie Mae Pool	1.438%	4/1/37	2,164	2,253
2,3,5	Fannie Mae Pool	1.961%	9/1/37	2,119	2,275
2,3	Fannie Mae Pool	2.111%	3/1/43	12,035	11,815
2,3,5	Fannie Mae Pool	2.114%	12/1/35	9	10
2,3,5	Fannie Mae Pool	2.192%	10/1/34	25	27
2,3	Fannie Mae Pool	2.197%	9/1/42	11,360	11,331
2,3	Fannie Mae Pool	2.198%	12/1/41	8,174	8,585
2,3	Fannie Mae Pool	2.204%	6/1/43	12,962	12,832
2,3,5	Fannie Mae Pool	2.215%	7/1/34	497	532
2,3,5	Fannie Mae Pool	2.220%	1/1/35	336	351
2,3,5	Fannie Mae Pool	2.224%	8/1/37	2,919	3,085
2,3,5	Fannie Mae Pool	2.225%	12/1/33	888	933
2,3,5	Fannie Mae Pool	2.235%	6/1/37	1,768	1,869
2,3	Fannie Mae Pool	2.243%	10/1/42	8,426	8,405
2,3,5	Fannie Mae Pool	2.254%	11/1/33	665	701
2,3,5	Fannie Mae Pool	2.258%	11/1/36	1,529	1,630
2,3	Fannie Mae Pool	2.267%	7/1/43	14,055	13,516
2,3,5	Fannie Mae Pool	2.273%	9/1/34	1,132	1,189
2,3,5	Fannie Mae Pool	2.278%	8/1/35	2,597	2,777
2,3,5	Fannie Mae Pool	2.315%	12/1/36	42	44
2,3,5	Fannie Mae Pool	2.317%	5/1/36	156	167
2,3,5	Fannie Mae Pool	2.335%	2/1/37	6	6
2,3,5	Fannie Mae Pool	2.374%	4/1/36	430	458
2,3,5	Fannie Mae Pool	2.392%	5/1/33–12/1/35	1,708	1,819
2,3,5	Fannie Mae Pool	2.400%	11/1/32	18	19
2,3	Fannie Mae Pool	2.407%	7/1/42	11,640	11,685
2,3	Fannie Mae Pool	2.408%	5/1/42	19,853	19,930
2,3,5	Fannie Mae Pool	2.415%	6/1/36	53	56
2,3,5	Fannie Mae Pool	2.439%	7/1/35	1,397	1,471
2,3,5	Fannie Mae Pool	2.440%	2/1/36–11/1/36	2,766	2,826
2,3	Fannie Mae Pool	2.446%	5/1/43	23,236	22,481
2,3	Fannie Mae Pool	2.472%	10/1/42	10,906	10,967
2,3	Fannie Mae Pool	2.515%	12/1/40	4,722	4,764
2,3	Fannie Mae Pool	2.528%	10/1/40	7,005	7,093
2,3,5	Fannie Mae Pool	2.553%	1/1/35	1,978	2,133
2,3,5	Fannie Mae Pool	2.560%	9/1/33–11/1/33	2,147	2,337
2,3,5	Fannie Mae Pool	2.584%	4/1/37	363	383
2,3,5	Fannie Mae Pool	2.593%	4/1/36	1,218	1,275
2,3,5	Fannie Mae Pool	2.601%	4/1/37	474	512
2,3,5	Fannie Mae Pool	2.604%	1/1/37	2,490	2,686
2,3,5	Fannie Mae Pool	2.607%	5/1/35	1,758	1,856
2,3	Fannie Mae Pool	2.617%	11/1/41	7,728	7,849
2,3,5	Fannie Mae Pool	2.622%	2/1/36	1,368	1,468
2,3	Fannie Mae Pool	2.623%	12/1/41	8,041	8,112
2,3	Fannie Mae Pool	2.674%	1/1/42	8,438	8,582
2,3	Fannie Mae Pool	2.770%	3/1/42	9,540	9,739
2,3	Fannie Mae Pool	2.782%	1/1/42	6,341	6,462
2,3	Fannie Mae Pool	2.804%	3/1/41	6,008	6,173
2,3,5	Fannie Mae Pool	2.824%	10/1/36	1,491	1,629
2,3	Fannie Mae Pool	2.826%	11/1/41	7,642	7,833
2,3	Fannie Mae Pool	2.912%	12/1/40	3,793	3,850
2,3	Fannie Mae Pool	2.934%	5/1/42	1,384	1,470
2,3	Fannie Mae Pool	2.994%	3/1/42	2,035	2,154
2,3,5	Fannie Mae Pool	3.000%	11/1/34	1,459	1,531
2,3	Fannie Mae Pool	3.035%	3/1/41	8,201	8,346
2,3	Fannie Mae Pool	3.065%	2/1/42	8,482	8,960
2,3	Fannie Mae Pool	3.085%	2/1/41	3,760	3,857
2,3	Fannie Mae Pool	3.126%	2/1/41	3,671	3,774
2,3	Fannie Mae Pool	3.151%	2/1/41	5,231	5,372
2,3	Fannie Mae Pool	3.152%	12/1/40	4,197	4,270

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	3.192%	9/1/40	4,812	4,894
2,3	Fannie Mae Pool	3.223%	8/1/40	5,883	5,983
2,3	Fannie Mae Pool	3.224%	12/1/40	5,345	5,446
2,3	Fannie Mae Pool	3.265%	1/1/41	5,054	5,276
2,3	Fannie Mae Pool	3.266%	10/1/40	6,212	6,333
2,3	Fannie Mae Pool	3.291%	5/1/41	6,752	7,000
2,3	Fannie Mae Pool	3.294%	1/1/40	3,419	3,554
2,3	Fannie Mae Pool	3.296%	11/1/40	3,487	3,553
2,3	Fannie Mae Pool	3.306%	7/1/42	3,916	4,212
2,3	Fannie Mae Pool	3.333%	8/1/42	9,380	9,718
2,3	Fannie Mae Pool	3.407%	1/1/40	7,950	8,263
2,3	Fannie Mae Pool	3.408%	5/1/40	2,350	2,398
2,3	Fannie Mae Pool	3.431%	12/1/39	11,303	11,810
2,3	Fannie Mae Pool	3.495%	5/1/40	1,945	1,982
2,3	Fannie Mae Pool	3.517%	10/1/39	2,448	2,548
2,3	Fannie Mae Pool	3.519%	3/1/40	7,566	7,892
2,3	Fannie Mae Pool	3.554%	6/1/41	1,506	1,563
2,3,5	Fannie Mae Pool	3.555%	1/1/37	114	121
2,3	Fannie Mae Pool	3.563%	7/1/41	9,542	9,864
2,3	Fannie Mae Pool	3.580%	8/1/39	2,820	2,922
2,3	Fannie Mae Pool	3.587%	11/1/39	1,416	1,474
2,3	Fannie Mae Pool	3.644%	4/1/41	5,816	5,985
2,3	Fannie Mae Pool	3.662%	11/1/39	2,709	2,822
2,3	Fannie Mae Pool	3.693%	7/1/39	1,413	1,470
2,3	Fannie Mae Pool	3.698%	5/1/40	8,393	8,771
2,3	Fannie Mae Pool	3.748%	6/1/41	6,842	7,136
2,3	Fannie Mae Pool	3.816%	9/1/40	7,038	7,276
2,3	Fannie Mae Pool	3.827%	2/1/40	10,219	10,630
2,3	Fannie Mae Pool	4.211%	12/1/39	7,829	8,183
2,3,5	Fannie Mae Pool	4.218%	10/1/38	4,864	5,151
2,3	Fannie Mae Pool	4.850%	7/1/38	930	975
2,3	Fannie Mae Pool	4.919%	1/1/35	9	9
2,3	Fannie Mae Pool	5.137%	10/1/37	72	78
2,3	Fannie Mae Pool	5.148%	3/1/38	2,321	2,444
2,3,5	Fannie Mae Pool	5.167%	11/1/39	3,380	3,646
2,3	Fannie Mae Pool	5.207%	6/1/35	18	19
2,3	Fannie Mae Pool	5.228%	11/1/35	5	5
2,3	Fannie Mae Pool	5.243%	7/1/36	1,523	1,585
2,3	Fannie Mae Pool	5.259%	7/1/38	427	446
2,3,5	Fannie Mae Pool	5.333%	8/1/39	7,600	8,189
2,3,5	Fannie Mae Pool	5.384%	4/1/37	141	149
2,3	Fannie Mae Pool	5.550%	5/1/36	1,276	1,343
2,3	Fannie Mae Pool	5.675%	4/1/37	2,504	2,640
2,3	Fannie Mae Pool	5.788%	10/1/37	2,368	2,498
2,3	Fannie Mae Pool	5.794%	12/1/37	2,710	2,826
2,3	Fannie Mae Pool	6.014%	7/1/37	592	631
2,3	Fannie Mae Pool	6.116%	10/1/37	3,912	4,129
2,3,5	Freddie Mac Non Gold Pool	1.730%	6/1/37	1,836	1,887
2,3,5	Freddie Mac Non Gold Pool	1.949%	3/1/37	629	653
2,3,5	Freddie Mac Non Gold Pool	2.064%	1/1/37	2,471	2,626
2,3,5	Freddie Mac Non Gold Pool	2.157%	8/1/37	111	115
2,3,5	Freddie Mac Non Gold Pool	2.171%	5/1/37	137	146
2,3,5	Freddie Mac Non Gold Pool	2.220%	7/1/35	1,711	1,814
2,3,5	Freddie Mac Non Gold Pool	2.250%	6/1/35	6	7
2,3,5	Freddie Mac Non Gold Pool	2.291%	10/1/37	1,669	1,727
2,3,5	Freddie Mac Non Gold Pool	2.357%	12/1/34	1,724	1,788
2,3,5	Freddie Mac Non Gold Pool	2.375%	11/1/34–11/1/36	5,374	5,637
2,3,5	Freddie Mac Non Gold Pool	2.386%	12/1/34–12/1/36	2,561	2,672
2,3,5	Freddie Mac Non Gold Pool	2.398%	6/1/36	11	11
2,3,5	Freddie Mac Non Gold Pool	2.412%	4/1/37	46	48
2,3,5	Freddie Mac Non Gold Pool	2.440%	12/1/34	45	47
2,3,5	Freddie Mac Non Gold Pool	2.445%	3/1/37	136	143
2,3,5	Freddie Mac Non Gold Pool	2.518%	3/1/36	15	16
2,3,5	Freddie Mac Non Gold Pool	2.531%	6/1/37	1,904	2,049

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3,5	Freddie Mac Non Gold Pool	2.534%	11/1/33	5	5
2,3,5	Freddie Mac Non Gold Pool	2.539%	8/1/37	3,722	3,955
2,3,5	Freddie Mac Non Gold Pool	2.548%	12/1/35	1,594	1,692
2,3,5	Freddie Mac Non Gold Pool	2.568%	3/1/36	52	55
2,3	Freddie Mac Non Gold Pool	2.575%	2/1/42	4,578	4,801
2,3,5	Freddie Mac Non Gold Pool	2.598%	4/1/35	202	214
2,3,5	Freddie Mac Non Gold Pool	2.602%	1/1/35	343	374
2,3	Freddie Mac Non Gold Pool	2.624%	12/1/40	3,183	3,236
2,3,5	Freddie Mac Non Gold Pool	2.625%	4/1/33	19	20
2,3,5	Freddie Mac Non Gold Pool	2.667%	5/1/33	74	79
2,3	Freddie Mac Non Gold Pool	2.696%	11/1/40	2,979	3,029
2,3	Freddie Mac Non Gold Pool	2.720%	12/1/40	7,609	7,751
2,3	Freddie Mac Non Gold Pool	2.758%	2/1/42	4,848	5,125
2,3	Freddie Mac Non Gold Pool	2.783%	1/1/41	6,284	6,358
2,3	Freddie Mac Non Gold Pool	2.887%	2/1/41	9,139	9,494
2,3	Freddie Mac Non Gold Pool	2.957%	2/1/41	2,080	2,161
2,3	Freddie Mac Non Gold Pool	3.085%	3/1/41	3,395	3,538
2,3	Freddie Mac Non Gold Pool	3.088%	6/1/41	3,693	3,815
2,3,5	Freddie Mac Non Gold Pool	3.140%	12/1/36	1,067	1,126
2,3	Freddie Mac Non Gold Pool	3.144%	11/1/40	5,553	5,684
2,3	Freddie Mac Non Gold Pool	3.238%	6/1/40	3,218	3,295
2,3	Freddie Mac Non Gold Pool	3.356%	5/1/40	1,117	1,157
2,3	Freddie Mac Non Gold Pool	3.361%	6/1/41	685	701
2,3	Freddie Mac Non Gold Pool	3.420%	3/1/42	5,421	5,704
2,3	Freddie Mac Non Gold Pool	3.457%	8/1/40	6,380	6,548
2,3	Freddie Mac Non Gold Pool	3.464%	5/1/40	1,395	1,428
2,3	Freddie Mac Non Gold Pool	3.487%	4/1/40	4,504	4,692
2,3	Freddie Mac Non Gold Pool	3.550%	11/1/39	7,727	8,056
2,3	Freddie Mac Non Gold Pool	3.585%	6/1/40	3,474	3,608
2,3	Freddie Mac Non Gold Pool	3.625%	6/1/40	5,644	5,780
2,3	Freddie Mac Non Gold Pool	3.645%	1/1/40	4,412	4,600
2,3	Freddie Mac Non Gold Pool	3.670%	9/1/40	5,694	5,848
2,3,5	Freddie Mac Non Gold Pool	3.695%	1/1/37	1,113	1,182
2,3	Freddie Mac Non Gold Pool	4.029%	3/1/40	8,414	8,798
2,3	Freddie Mac Non Gold Pool	4.037%	12/1/39	1,088	1,139
2,3,5	Freddie Mac Non Gold Pool	4.277%	3/1/37	541	574
2,3	Freddie Mac Non Gold Pool	4.507%	5/1/38	359	378
2,3	Freddie Mac Non Gold Pool	4.678%	6/1/34	9	9
2,3	Freddie Mac Non Gold Pool	4.753%	12/1/35	4,118	4,338
2,3	Freddie Mac Non Gold Pool	4.814%	10/1/36	1,961	2,033
2,3	Freddie Mac Non Gold Pool	5.104%	7/1/38	2,746	2,881
2,3	Freddie Mac Non Gold Pool	5.209%	8/1/34	4	4
2,3	Freddie Mac Non Gold Pool	5.250%	3/1/38	4,457	4,705
2,3	Freddie Mac Non Gold Pool	5.365%	1/1/38	947	1,011
2,3	Freddie Mac Non Gold Pool	5.438%	3/1/37	227	230
2,3	Freddie Mac Non Gold Pool	5.473%	2/1/36	1,190	1,238
2,3	Freddie Mac Non Gold Pool	5.633%	3/1/37	1,890	2,011
2,3	Freddie Mac Non Gold Pool	5.749%	9/1/37	3,868	4,093
2,3	Freddie Mac Non Gold Pool	5.780%	10/1/37	57	61
2,3	Freddie Mac Non Gold Pool	5.867%	5/1/37	4,320	4,570
2,3	Freddie Mac Non Gold Pool	5.906%	6/1/37	2,455	2,622
2,3	Freddie Mac Non Gold Pool	6.084%	12/1/36	2,161	2,281
2,3	Freddie Mac Non Gold Pool	6.245%	8/1/37	918	973
2,3	Freddie Mac Non Gold Pool	6.328%	2/1/37	549	586
3,5	Ginnie Mae II Pool	1.625%	6/20/29	179	184
3	Ginnie Mae II Pool	2.000%	6/20/43	9,642	9,667
3	Ginnie Mae II Pool	2.500%	1/20/41–1/20/42	54,384	56,654
3	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	34,550	35,588
3,5	Ginnie Mae II Pool	3.500%	10/20/39–10/20/41	28,132	29,454
3	Ginnie Mae II Pool	3.750%	1/20/40	3,852	3,954
3	Ginnie Mae II Pool	4.000%	9/20/39–10/20/41	40,461	41,967

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5	Ginnie Mae II Pool	5.000%	7/20/38–10/20/38	1,624	1,662
					836,519
Total U.S. Government and Agency Obligations (Cost $71,478,669)					71,817,529
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
3	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	3,251	3,609
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	6,899	6,936
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	3,071	3,084
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	6,120	6,104
3	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,650	1,651
3	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	1,125	1,134
3	American Express Credit Account Secured Note Trust
	2013-3	0.980%	5/15/19	1,500	1,495
3	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	1,525	1,529
3	AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	1,801	1,796
3	AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	1,162	1,159
3	AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	2,960	2,958
3	AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	1,040	1,038
3	AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	1,200	1,199
3	AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	600	601
3	Banc of America Commercial Mortgage Trust 2004-3	5.556%	6/10/39	6,709	6,769
3	Banc of America Commercial Mortgage Trust 2004-4	4.877%	7/10/42	16,641	16,837
3	Banc of America Commercial Mortgage Trust 2005-1	5.171%	11/10/42	3,435	3,471
3	Banc of America Commercial Mortgage Trust 2005-5	5.115%	10/10/45	16,101	17,024
3	Banc of America Commercial Mortgage Trust 2005-6	5.184%	9/10/47	3,500	3,766
3	Banc of America Commercial Mortgage Trust 2005-6	5.184%	9/10/47	3,540	3,761
3	Banc of America Commercial Mortgage Trust 2006-1	5.372%	9/10/45	20,200	21,661
3	Banc of America Commercial Mortgage Trust 2006-1	5.421%	9/10/45	185	199
3	Banc of America Commercial Mortgage Trust 2006-2	5.734%	5/10/45	11,600	12,641
3	Banc of America Commercial Mortgage Trust 2006-2	5.769%	5/10/45	3,290	3,473
3	Banc of America Commercial Mortgage Trust 2006-3	5.889%	7/10/44	696	756
3	Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	25,675	27,814
3	Banc of America Commercial Mortgage Trust 2006-5	5.390%	9/10/47	320	331
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	11,525	12,482
3	Banc of America Commercial Mortgage Trust 2006-5	5.448%	9/10/47	2,175	2,292
3	Banc of America Commercial Mortgage Trust 2008-1	6.207%	2/10/51	21,550	24,410
6	Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	1,975	2,142
6	Bank of Scotland plc	5.250%	2/21/17	12,135	13,538
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-PWR6	4.825%	11/11/41	495	507
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-PWR6	4.868%	11/11/41	2,300	2,358
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-TOP14	5.200%	1/12/41	763	765
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR10	5.405%	12/11/40	5,239	5,542
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR8	4.750%	6/11/41	4,175	4,310
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.871%	9/11/42	25	26
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-TOP18	4.933%	2/13/42	2,749	2,858
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-TOP20	5.138%	10/12/42	3,215	3,406
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR11	5.439%	3/11/39	24,500	26,277
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.712%	9/11/38	260	281
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.751%	9/11/38	5,500	5,990
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.582%	9/11/41	1,625	1,800

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Bear Stearns Commercial Mortgage Securities Trust
2006-TOP22	5.579%	4/12/38	22,517	24,302
3 Bear Stearns Commercial Mortgage Securities Trust
2006-TOP22	5.579%	4/12/38	4,525	4,900
3 Bear Stearns Commercial Mortgage Securities Trust
2006-TOP24	5.568%	10/12/41	8,375	9,182
3 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR16	5.654%	6/11/40	3,977	4,036
3 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR16	5.706%	6/11/40	6,275	7,052
3 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.694%	6/11/50	21,900	24,371
3 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.887%	6/11/50	6,853	7,725
3 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR18	5.700%	6/11/50	10,400	11,651
3 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.471%	1/12/45	5,340	5,894
3 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.513%	1/12/45	6,280	6,784
3 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP28	5.742%	9/11/42	15,900	17,878
3 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP28	5.793%	9/11/42	3,824	3,871
3 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	3,603	3,589
3 Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	2,445	2,448
3 Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,446	2,463
3 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,470	1,481
3 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	2,700	2,707
3 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	1,000	1,002
3 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	1,000	1,007
3 Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	36,645	39,884
3 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	11,824
3 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	2,450	2,434
3 Carmax Auto Owner Trust 2013-2	0.640%	1/16/18	3,604	3,600
3 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	1,502	1,487
3 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	3,790	3,817
3 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	2,040	2,060
3 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	1,450	1,450
3 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	550	548
3 CD 2005-CD1 Commercial Mortgage Trust	5.218%	7/15/44	7,000	7,500
3 CD 2005-CD1 Commercial Mortgage Trust	5.218%	7/15/44	18,000	19,063
3 CD 2006-CD2 Mortgage Trust	5.304%	1/15/46	680	725
3 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	10,960	11,789
3 CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	8,575	9,450
3 CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	642	641
3 CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	13,050	14,410
3 CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	18,139	20,355
3 CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	2,029	2,204
3 CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,365
3 CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,070
3 Chase Issuance Trust 2006-A2	5.160%	4/16/18	14,352	15,669
3 Chase Issuance Trust 2012-A5	0.590%	8/15/17	5,845	5,838
3 Chase Issuance Trust 2012-A7	2.160%	9/16/24	17,440	15,945
3 Chase Issuance Trust 2013-A8	1.010%	10/15/18	10,225	10,174
3 Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	9,185	9,673
3 Citibank Credit Card Issuance Trust 2004-A8	4.900%	12/12/16	10,512	10,913
3 Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	4,650	4,874
3 Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	13,301	14,381
3 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	12,155
3 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	13,167
3 Citibank Credit Card Issuance Trust 2009-A4	4.900%	6/23/16	20,125	20,537
3 Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	4,650	4,644
3 Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	6,990	7,294

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Citigroup Commercial Mortgage Trust 2006-C4	5.778%	3/15/49	2,500	2,725
3	Citigroup Commercial Mortgage Trust 2006-C4	5.778%	3/15/49	12,620	13,702
3	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	3,625	3,946
3	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	3,375	3,709
3	Citigroup Commercial Mortgage Trust 2007-C6	5.705%	12/10/49	20,075	22,624
3	Citigroup Commercial Mortgage Trust 2008-C7	6.132%	12/10/49	22,115	25,013
3	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,203
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	2,300	2,171
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	1,902
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,900	2,990
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,244
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,032
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	2,973
3	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	894
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	2,963
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,185
3	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,188
3	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	3,149	3,473
3	COBALT CMBS Commercial Mortgage Trust 2007-C3	5.770%	5/15/46	11,775	13,068
3	COMM 2004-LNB2 Mortgage Trust	4.715%	3/10/39	1,621	1,624
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	22,303	23,490
3	COMM 2006-C7 Mortgage Trust	5.752%	6/10/46	19,200	20,829
3	COMM 2006-C7 Mortgage Trust	5.777%	6/10/46	4,025	4,346
3	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	17,413	19,658
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,485	2,401
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	2,913
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,705
3,6	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,378
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	4,839
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,397
3	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,430	1,467
3	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,430	1,452
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,910	1,933
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,390	2,449
3	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,430	1,496
3	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	1,137	1,134
3	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,739
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,733
3	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,261
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,714
3	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,164
3	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	579
3	COMM 2013-CCRE13 Mortgage Trust	1.259%	10/10/46	875	871
3	COMM 2013-CCRE13 Mortgage Trust	3.039%	10/10/46	875	899
3	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/46	575	588
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	10/10/46	5,850	6,002
3	COMM 2013-CCRE13 Mortgage Trust	4.449%	10/10/46	1,750	1,790
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,772
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,206
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,220
3	COMM 2013-CCRE9 Mortgage Trust	4.237%	7/10/45	4,060	4,201
3	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	1,120	1,155
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,723
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,727
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,586	4,301
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,404
3	Commercial Mortgage Trust 2004-GG1	5.317%	6/10/36	5,144	5,177
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	23,400	24,083
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	3,850	3,989
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	18,908	19,896
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	4,475	4,756
3	Commercial Mortgage Trust 2006-GG7	5.820%	7/10/38	2,553	2,784
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	1,625	1,725

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,6	Commercial Mortgages Lease-Backed Certificates
	Series 2001-CMLB-1	6.746%	6/20/31	3,712	3,889
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.465%	2/15/39	4,435	4,755
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.465%	2/15/39	7,675	8,266
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.465%	2/15/39	17,565	18,718
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.791%	6/15/38	17,910	19,490
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.791%	6/15/38	4,266	4,631
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.509%	9/15/39	1,725	1,855
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C5	5.311%	12/15/39	15,020	16,277
3	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.383%	2/15/40	6,284	6,793
3	Credit Suisse Commercial Mortgage Trust Series 2007-
	C3	5.683%	6/15/39	17,012	18,582
3	CSFB Commercial Mortgage Trust 2005-C1	5.014%	2/15/38	12,668	13,022
3	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	4,724	4,886
3	CSFB Commercial Mortgage Trust 2005-C3	4.645%	7/15/37	41	42
3	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	3,400	3,560
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	18,225	19,133
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	1,565	1,665
3	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	3,290	3,458
3	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	17,035
2	Federal Housing Administration	7.430%	10/1/20	1	2
3	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	1,200	1,203
3	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	850	853
3	Ford Credit Auto Owner Trust 2010-A	2.150%	6/15/15	4,438	4,448
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	1,567	1,576
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	6,825	6,862
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	942	944
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	4,608	4,606
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	3,000	2,997
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	1,500	1,494
3	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	3,539	3,547
3	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	1,180	1,187
3	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	3,400	3,400
3	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	550	550
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-5	1.500%	9/15/18	4,675	4,716
3	GE Capital Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	6,545	6,308
3	GE Commercial Mortgage Corp. Series 2005-C1 Trust	4.578%	6/10/48	217	219
3	GE Commercial Mortgage Corp. Series 2005-C3 Trust	4.974%	7/10/45	9,275	9,742
3	GE Commercial Mortgage Corp. Series 2005-C4 Trust	5.310%	11/10/45	7,048	7,503
3	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.280%	3/10/44	22,040	23,514
3	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.280%	3/10/44	6,675	7,257
3	GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543%	12/10/49	5,925	6,355
3	GMAC Commercial Mortgage Securities Inc. Series
	2004-C1 Trust	4.908%	3/10/38	1,011	1,015
3	GMAC Commercial Mortgage Securities Inc. Series
	2004-C3 Trust	4.864%	12/10/41	4,150	4,255
3	GMAC Commercial Mortgage Securities Inc. Series
	2005-C1 Trust	4.754%	5/10/43	1,650	1,717
3	GS Mortgage Securities Trust 2004-GG2	5.396%	8/10/38	11,506	11,652
3	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	1,055	1,055
3	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,665	14,681
3	GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	4,750	5,062
3	GS Mortgage Securities Trust 2007-GG10	5.804%	8/10/45	1,125	1,232
3	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,274

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,500	12,643
3 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,475	7,435
3 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,164
3 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	4,077	3,831
3 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,529	1,446
3 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,182	3,960
3 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,698
3 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,055	2,112
3 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,522
3 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	7,584
3 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,600	2,677
3 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,135
3 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,576
3 Honda Auto Receivables 2011-1 Owner Trust	1.800%	4/17/17	2,685	2,697
3 Honda Auto Receivables 2012-1 Owner Trust	0.970%	4/16/18	1,025	1,029
3 Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	5,500	5,500
3 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	6,002	5,999
3 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	4,802	4,785
3 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,718	1,713
3 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,718	1,708
3 Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,975	1,976
3 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,650	1,646
3 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,575	2,565
3 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	3,058	3,049
3 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	5,096	5,061
3 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	4,800	4,801
3 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	2,400	2,397
3 Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	1,730	1,736
3 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	2,890	2,923
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2004-CIBC10	4.654%	1/12/37	2,144	2,144
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2004-CIBC10	4.899%	1/12/37	540	553
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2004-CIBC8	4.404%	1/12/39	3,047	3,055
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2004-CIBC9	5.569%	6/12/41	16,828	17,115
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-CIBC11	5.389%	8/12/37	2,000	2,086
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-CIBC13	5.285%	1/12/43	1,750	1,872
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP2	4.738%	7/15/42	940	984
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP2	4.780%	7/15/42	2,375	2,503
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP4	4.918%	10/15/42	12,485	13,108
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP5	5.200%	12/15/44	7,144	7,602
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP5	5.242%	12/15/44	4,250	4,605
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP5	5.321%	12/15/44	1,390	1,467
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-CIBC14	5.445%	12/12/44	3,300	3,544
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-CIBC16	5.593%	5/12/45	7,121	7,786
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP6	5.475%	4/15/43	3,574	3,870
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP7	5.863%	4/15/45	19,218	20,888
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP7	5.863%	4/15/45	3,300	3,636

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP8	5.440%	5/15/45	4,525	4,957
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP8	5.447%	5/15/45	372	376
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC18	5.440%	6/12/47	10,665	11,672
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.794%	2/12/51	28,300	31,659
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.874%	2/12/51	3,350	3,790
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP11	5.806%	6/15/49	8,035	8,941
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP12	5.882%	2/15/51	13,170	14,636
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C6	3.507%	5/15/45	9,250	9,174
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C8	2.829%	10/15/45	6,675	6,287
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-CIBX	3.483%	6/15/45	7,490	7,467
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-LC9	2.840%	12/15/47	3,750	3,508
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.143%	12/15/47	2,314	2,219
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.372%	12/15/47	1,735	1,651
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.674%	12/15/46	1,600	1,637
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.881%	12/15/46	2,300	2,306
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.166%	12/15/46	3,100	3,174
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.517%	12/15/46	1,600	1,645
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.944%	12/15/46	1,600	1,643
3 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-LC11	2.960%	4/15/46	2,678	2,512
3 JPMBB Commercial Mortgage Securities Trust 2013-
C12	3.664%	7/15/45	1,776	1,758
3 JPMBB Commercial Mortgage Securities Trust 2013-
C12	4.026%	7/15/45	1,184	1,187
3 JPMBB Commercial Mortgage Securities Trust 2013-
C14	3.761%	8/15/46	1,680	1,731
3 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.133%	8/15/46	4,470	4,579
3 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.409%	8/15/46	1,260	1,293
3 JPMBB Commercial Mortgage Securities Trust 2013-
C15	1.233%	11/15/45	1,024	1,021
3 JPMBB Commercial Mortgage Securities Trust 2013-
C15	2.977%	11/15/45	4,200	4,300
3 JPMBB Commercial Mortgage Securities Trust 2013-
C15	3.659%	11/15/45	420	430
3 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.131%	11/15/45	2,940	3,005
3 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.420%	11/15/45	1,680	1,716
3 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.003%	1/15/47	2,200	2,246
3 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.705%	1/15/47	1,650	1,679
3 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.199%	1/15/47	5,500	5,584

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.458%	1/15/47	1,100	1,117
3 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.887%	1/15/47	1,650	1,657
3 LB Commercial Mortgage Trust 2007-C3	5.884%	7/15/44	660	744
3 LB-UBS Commercial Mortgage Trust 2004-C7	4.786%	10/15/29	17,560	17,878
3 LB-UBS Commercial Mortgage Trust 2005-C1	4.742%	2/15/30	9,140	9,375
3 LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	4,395	4,577
3 LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	1,625	1,683
3 LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	17,600	18,482
3 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	4,599	4,990
3 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	30,750	33,133
3 LB-UBS Commercial Mortgage Trust 2006-C4	5.858%	6/15/38	9,775	10,638
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	13,351	14,533
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,175	1,298
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	2,288	2,508
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	3,125	3,377
3 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	5,650	6,220
3 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	10,457	11,477
3 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	13,357	14,965
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.151%	4/15/41	3,020	3,406
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.151%	4/15/41	22,075	25,290
3 Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	550	549
3 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	1,180	1,187
3 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	1,180	1,181
3 Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	1,915	2,011
3 Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	19,637	21,070
3 Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	2,500	2,590
3 Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	14,050	15,050
3 Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	1,825	1,983
3 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	2,865	3,131
3 Merrill Lynch Mortgage Trust 2007-C1	5.858%	6/12/50	23,068	25,534
3 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	17,185	19,221
3 ML-CFC Commercial Mortgage Trust 2006-2	5.886%	6/12/46	21,125	23,053
3 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	3,660	3,972
3 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	2,496	2,716
3 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	14,870	16,179
3 ML-CFC Commercial Mortgage Trust 2007-8	5.857%	8/12/49	795	807
3 ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	1,473	1,472
3 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	14,675	16,265
3 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C5	3.176%	8/15/45	3,025	2,927
3 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C6	2.858%	11/15/45	3,000	2,822
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C10	4.083%	7/15/46	8,000	8,175
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.219%	8/15/46	1,680	1,732
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.419%	8/15/46	840	856
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	3.001%	10/15/46	2,340	2,404
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	4.259%	10/15/46	2,340	2,418
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	2.936%	11/15/46	1,750	1,788
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.039%	11/15/46	3,500	3,546
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.744%	11/15/46	1,750	1,793
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	2.918%	2/15/46	3,011	2,828
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	3.214%	2/15/46	599	558

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.134%	12/15/48	3,475	3,314
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.376%	12/15/48	1,800	1,709
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.102%	5/15/46	2,475	2,343
3 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.456%	5/15/46	1,800	1,715
3 Morgan Stanley Capital I Trust 2004-HQ4	4.970%	4/14/40	4,711	4,770
3 Morgan Stanley Capital I Trust 2004-IQ8	5.110%	6/15/40	10,212	10,361
3 Morgan Stanley Capital I Trust 2004-TOP15	5.270%	6/13/41	3,615	3,658
3 Morgan Stanley Capital I Trust 2005-HQ5	5.168%	1/14/42	3,867	3,972
3 Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	26,760	28,004
3 Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	3,730	3,911
3 Morgan Stanley Capital I Trust 2005-HQ7	5.207%	11/14/42	14,450	15,235
3 Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	21,521	22,747
3 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	3,295	3,413
3 Morgan Stanley Capital I Trust 2005-TOP17	4.780%	12/13/41	10,751	11,012
3 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	1,350	1,386
3 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	3,115	3,249
3 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	5,866	6,393
3 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	7,400	8,022
3 Morgan Stanley Capital I Trust 2006-HQ8	5.417%	3/12/44	20,466	21,926
3 Morgan Stanley Capital I Trust 2006-HQ8	5.466%	3/12/44	4,875	5,312
3 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	4,596	5,090
3 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	4,100	4,446
3 Morgan Stanley Capital I Trust 2006-IQ11	5.668%	10/15/42	7,122	7,629
3 Morgan Stanley Capital I Trust 2006-IQ11	5.672%	10/15/42	700	757
3 Morgan Stanley Capital I Trust 2006-IQ11	5.672%	10/15/42	4,325	4,582
3 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	11,374	12,356
3 Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	6,200	6,668
3 Morgan Stanley Capital I Trust 2006-TOP23	5.741%	8/12/41	6	6
3 Morgan Stanley Capital I Trust 2006-TOP23	5.810%	8/12/41	2,175	2,379
3 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	1,258	1,305
3 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	14,295	15,662
3 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	13,528	15,070
3 Morgan Stanley Capital I Trust 2007-IQ16	6.094%	12/12/49	4,675	5,281
3 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	2,395	2,646
3 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	4,525	4,913
3 Morgan Stanley Capital I Trust 2007-TOP27	5.648%	6/11/42	20,815	23,299
3 Morgan Stanley Capital I Trust 2007-TOP27	5.648%	6/11/42	5,075	5,622
3 Morgan Stanley Capital I Trust 2008-TOP29	6.280%	1/11/43	24,385	28,158
3 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	6,868
3 Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	4,945	4,942
3 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	5,419	5,419
3 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	10,750	10,700
3 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	2,360	2,368
3 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,770	1,778
3 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	2,800	2,800
3 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,600	1,602
6 Northern Rock Asset Management plc	5.625%	6/22/17	33,225	37,384
3 PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	29,052	31,421
6 Royal Bank of Canada	3.125%	4/14/15	9,325	9,638
3 Royal Bank of Canada	0.625%	12/5/16	9,010	9,002
3 Royal Bank of Canada	1.200%	9/19/18	11,315	11,192
3 Royal Bank of Canada	2.000%	10/1/19	20,000	19,893
3 Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	4,817	4,816
3 Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	5,778	5,781
3 Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	3,000	2,999
3 Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	1,750	1,756
3 TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.565%	8/15/39	3,285	3,498
3 Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	10,815	10,858
3 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	1,150	1,148
3 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,625	1,624

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,442
3 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	2,875	2,759
3 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,099
3 Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	12,366	12,469
3 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,750	1,746
3 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	875	871
3 Wachovia Bank Commercial Mortgage Trust Series
2004-C12	5.288%	7/15/41	9,365	9,495
3 Wachovia Bank Commercial Mortgage Trust Series
2004-C15	4.803%	10/15/41	18,725	19,199
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C17	5.083%	3/15/42	15,485	16,070
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C17	5.224%	3/15/42	1,700	1,764
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C19	4.699%	5/15/44	13,857	14,428
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C19	4.750%	5/15/44	1,480	1,555
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C19	4.793%	5/15/44	3,325	3,491
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C20	5.118%	7/15/42	6,330	6,654
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C21	5.239%	10/15/44	17,490	18,513
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C21	5.239%	10/15/44	1,340	1,405
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C22	5.289%	12/15/44	23,040	24,456
3 Wachovia Bank Commercial Mortgage Trust Series
2005-C22	5.339%	12/15/44	790	842
3 Wachovia Bank Commercial Mortgage Trust Series
2006-C25	5.724%	5/15/43	16,025	17,273
3 Wachovia Bank Commercial Mortgage Trust Series
2006-C26	5.967%	6/15/45	1,300	1,426
3 Wachovia Bank Commercial Mortgage Trust Series
2006-C27	5.765%	7/15/45	9,368	10,121
3 Wachovia Bank Commercial Mortgage Trust Series
2006-C28	5.679%	10/15/48	3,975	3,990
3 Wachovia Bank Commercial Mortgage Trust Series
2006-C29	5.339%	11/15/48	2,225	2,446
3 Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,675	3,476
3 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	3,000	2,809
3 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,407
3 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	4,920
3 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,449
3 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	2,956
3 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	5,754
3 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	3,938
3 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,660
3 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	783
3 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,177
3 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	636
3 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	5,785
3 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	2,882
3 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,152
3 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,556
3 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,141
3 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,100	2,181
3 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,301
3 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,304
3 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,187
3 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,177
3 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,166
3 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,468

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,158
3 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,159
3 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,184
3 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,369
3 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,160
3 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	592
3 WFRBS Commercial Mortgage Trust 2013-C18	4.676%	12/15/46	862	880
3 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	2,900	2,964
3 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,785
3 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,388
3 WFRBS Commercial Mortgage Trust 2013-UBS1	4.634%	3/15/46	575	581
3 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	3,367	3,363
3 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,975	1,974
3 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	825	819
3 World Omni Automobile Lease Securitization Trust
2013-A	1.100%	12/15/16	2,860	2,872
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,653,033)				2,836,291
Corporate Bonds (24.0%)
Finance (8.0%)
Banking (5.2%)
Abbey National Treasury Services plc	4.000%	4/27/16	8,300	8,811
Abbey National Treasury Services plc	3.050%	8/23/18	8,275	8,522
American Express Bank FSB	6.000%	9/13/17	1,750	2,010
American Express Centurion Bank	5.950%	6/12/17	2,700	3,053
American Express Centurion Bank	6.000%	9/13/17	13,425	15,356
American Express Co.	5.500%	9/12/16	3,075	3,422
American Express Co.	6.150%	8/28/17	5,605	6,465
American Express Co.	7.000%	3/19/18	57,917	69,188
American Express Co.	2.650%	12/2/22	381	351
American Express Co.	4.050%	12/3/42	1,140	993
3 American Express Co.	6.800%	9/1/66	5,415	5,781
American Express Credit Corp.	1.750%	6/12/15	775	788
American Express Credit Corp.	2.750%	9/15/15	300	310
American Express Credit Corp.	2.800%	9/19/16	36,860	38,539
American Express Credit Corp.	2.375%	3/24/17	2,550	2,621
American Express Credit Corp.	2.125%	7/27/18	875	879
Associates Corp. of North America	6.950%	11/1/18	161	192
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	7,975	7,966
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,425	4,406
Bancolombia SA	4.250%	1/12/16	11,910	12,388
Bank of America Corp.	4.500%	4/1/15	31,760	33,216
Bank of America Corp.	4.750%	8/1/15	245	260
Bank of America Corp.	3.700%	9/1/15	3,250	3,398
Bank of America Corp.	1.500%	10/9/15	3,625	3,661
Bank of America Corp.	5.250%	12/1/15	4,275	4,576
Bank of America Corp.	1.250%	1/11/16	10,525	10,560
Bank of America Corp.	3.625%	3/17/16	11,200	11,766
Bank of America Corp.	3.750%	7/12/16	9,575	10,177
Bank of America Corp.	6.500%	8/1/16	27,200	30,663
Bank of America Corp.	5.750%	8/15/16	11,195	12,306
Bank of America Corp.	5.625%	10/14/16	6,370	7,084
Bank of America Corp.	1.350%	11/21/16	5,200	5,188
Bank of America Corp.	5.420%	3/15/17	14,300	15,708
Bank of America Corp.	3.875%	3/22/17	13,000	13,873
Bank of America Corp.	6.000%	9/1/17	2,560	2,921
Bank of America Corp.	5.750%	12/1/17	11,375	12,920
Bank of America Corp.	2.000%	1/11/18	30,800	30,710
Bank of America Corp.	5.650%	5/1/18	59,475	67,551
Bank of America Corp.	2.600%	1/15/19	14,000	14,022
Bank of America Corp.	7.625%	6/1/19	25,670	31,815
Bank of America Corp.	5.625%	7/1/20	43,265	49,149
Bank of America Corp.	5.875%	1/5/21	2,700	3,100

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.000%	5/13/21	7,050	7,692
Bank of America Corp.	5.700%	1/24/22	7,700	8,684
Bank of America Corp.	3.300%	1/11/23	18,300	17,289
Bank of America Corp.	5.875%	2/7/42	19,724	22,594
Bank of America NA	1.125%	11/14/16	11,200	11,197
Bank of America NA	5.300%	3/15/17	17,335	19,102
Bank of America NA	6.100%	6/15/17	15,575	17,607
Bank of America NA	6.000%	10/15/36	8,325	9,370
Bank of Montreal	0.800%	11/6/15	7,525	7,558
Bank of Montreal	1.300%	7/15/16	7,100	7,152
Bank of Montreal	2.500%	1/11/17	22,160	22,769
Bank of Montreal	1.400%	9/11/17	1,550	1,523
Bank of Montreal	2.375%	1/25/19	6,175	6,135
Bank of Montreal	2.550%	11/6/22	12,250	11,214
Bank of New York Mellon Corp.	1.200%	2/20/15	100	101
Bank of New York Mellon Corp.	4.950%	3/15/15	9,750	10,229
Bank of New York Mellon Corp.	2.950%	6/18/15	4,200	4,349
Bank of New York Mellon Corp.	0.700%	10/23/15	1,725	1,726
Bank of New York Mellon Corp.	2.300%	7/28/16	4,423	4,564
Bank of New York Mellon Corp.	2.400%	1/17/17	20,010	20,562
Bank of New York Mellon Corp.	1.969%	6/20/17	6,900	6,958
Bank of New York Mellon Corp.	1.300%	1/25/18	3,250	3,166
Bank of New York Mellon Corp.	2.100%	1/15/19	17,100	16,925
Bank of New York Mellon Corp.	5.450%	5/15/19	4,645	5,252
Bank of New York Mellon Corp.	4.600%	1/15/20	5,775	6,321
Bank of New York Mellon Corp.	3.550%	9/23/21	4,970	5,044
Bank of New York Mellon Corp.	3.950%	11/18/25	6,525	6,433
Bank of Nova Scotia	1.850%	1/12/15	20,370	20,676
Bank of Nova Scotia	3.400%	1/22/15	7,120	7,343
Bank of Nova Scotia	2.050%	10/7/15	500	513
Bank of Nova Scotia	0.750%	10/9/15	9,650	9,688
Bank of Nova Scotia	2.900%	3/29/16	750	781
Bank of Nova Scotia	1.375%	7/15/16	25,100	25,335
Bank of Nova Scotia	1.100%	12/13/16	10,800	10,861
Bank of Nova Scotia	2.550%	1/12/17	12,060	12,511
Bank of Nova Scotia	1.375%	12/18/17	6,525	6,419
Bank of Nova Scotia	2.050%	10/30/18	15,800	15,733
Bank of Nova Scotia	4.375%	1/13/21	1,250	1,342
Bank One Capital III	8.750%	9/1/30	1,825	2,332
Bank One Corp.	4.900%	4/30/15	6,075	6,392
Bank One Corp.	7.625%	10/15/26	2,040	2,508
Bank One Corp.	8.000%	4/29/27	2,500	3,158
Barclays Bank plc	2.750%	2/23/15	12,225	12,502
Barclays Bank plc	3.900%	4/7/15	750	780
Barclays Bank plc	5.000%	9/22/16	12,100	13,307
Barclays Bank plc	6.750%	5/22/19	9,225	11,085
Barclays Bank plc	5.125%	1/8/20	21,725	24,081
Barclays Bank plc	5.140%	10/14/20	1,530	1,630
BB&T Corp.	5.200%	12/23/15	5,952	6,424
BB&T Corp.	3.200%	3/15/16	4,018	4,211
BB&T Corp.	3.950%	4/29/16	750	800
BB&T Corp.	2.150%	3/22/17	6,075	6,157
BB&T Corp.	4.900%	6/30/17	1,225	1,343
BB&T Corp.	1.600%	8/15/17	4,375	4,334
BB&T Corp.	1.450%	1/12/18	3,725	3,637
BB&T Corp.	2.050%	6/19/18	9,025	8,943
BB&T Corp.	6.850%	4/30/19	3,754	4,528
BB&T Corp.	5.250%	11/1/19	5,240	5,860
BBVA US Senior SAU	4.664%	10/9/15	18,000	18,937
Bear Stearns Cos. LLC	5.300%	10/30/15	6,440	6,939
Bear Stearns Cos. LLC	5.550%	1/22/17	21,150	23,531
Bear Stearns Cos. LLC	6.400%	10/2/17	17,730	20,703
Bear Stearns Cos. LLC	7.250%	2/1/18	24,838	29,485
Bear Stearns Cos. LLC	4.650%	7/2/18	1,650	1,796

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BNP Paribas SA	3.250%	3/11/15	3,925	4,039
	BNP Paribas SA	3.600%	2/23/16	25,175	26,477
	BNP Paribas SA	1.250%	12/12/16	13,775	13,765
	BNP Paribas SA	2.375%	9/14/17	19,920	20,301
	BNP Paribas SA	2.700%	8/20/18	4,275	4,337
	BNP Paribas SA	2.400%	12/12/18	10,875	10,892
	BNP Paribas SA	5.000%	1/15/21	40,975	44,693
	BPCE SA	2.500%	12/10/18	8,475	8,410
	Branch Banking & Trust Co.	5.625%	9/15/16	5,825	6,475
	Branch Banking & Trust Co.	1.050%	12/1/16	10,300	10,261
	Branch Banking & Trust Co.	2.300%	10/15/18	8,200	8,194
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	8,450	8,501
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	10,656	11,003
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	5,375	5,406
	Capital One Bank USA NA	1.150%	11/21/16	2,800	2,782
	Capital One Bank USA NA	2.150%	11/21/18	4,700	4,666
	Capital One Bank USA NA	8.800%	7/15/19	5,450	6,900
	Capital One Bank USA NA	3.375%	2/15/23	13,080	12,138
	Capital One Financial Corp.	5.500%	6/1/15	8,892	9,446
	Capital One Financial Corp.	3.150%	7/15/16	15,150	15,811
	Capital One Financial Corp.	6.150%	9/1/16	8,034	8,950
	Capital One Financial Corp.	6.750%	9/15/17	9,900	11,540
	Capital One Financial Corp.	4.750%	7/15/21	7,825	8,297
	Capital One Financial Corp.	3.500%	6/15/23	3,657	3,424
3,6	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,225	16,829
	Citigroup Inc.	6.010%	1/15/15	10,162	10,695
	Citigroup Inc.	2.650%	3/2/15	1,875	1,913
	Citigroup Inc.	4.750%	5/19/15	1,807	1,900
	Citigroup Inc.	4.700%	5/29/15	4,125	4,339
	Citigroup Inc.	2.250%	8/7/15	11,450	11,686
	Citigroup Inc.	4.587%	12/15/15	1,325	1,415
	Citigroup Inc.	5.300%	1/7/16	19,120	20,645
	Citigroup Inc.	1.300%	4/1/16	1,800	1,802
	Citigroup Inc.	3.953%	6/15/16	11,050	11,743
	Citigroup Inc.	1.700%	7/25/16	10,475	10,571
	Citigroup Inc.	5.850%	8/2/16	550	611
	Citigroup Inc.	1.300%	11/15/16	4,475	4,458
	Citigroup Inc.	4.450%	1/10/17	22,895	24,794
	Citigroup Inc.	5.500%	2/15/17	8,945	9,853
	Citigroup Inc.	6.000%	8/15/17	22,113	25,288
	Citigroup Inc.	6.125%	11/21/17	20,890	24,073
	Citigroup Inc.	1.750%	5/1/18	15,350	15,088
	Citigroup Inc.	6.125%	5/15/18	22,520	26,106
	Citigroup Inc.	2.500%	9/26/18	28,463	28,657
	Citigroup Inc.	8.500%	5/22/19	27,102	34,660
	Citigroup Inc.	5.375%	8/9/20	17,500	19,823
	Citigroup Inc.	4.500%	1/14/22	24,789	26,102
	Citigroup Inc.	4.050%	7/30/22	5,075	5,010
	Citigroup Inc.	3.375%	3/1/23	10,275	9,688
	Citigroup Inc.	3.500%	5/15/23	8,000	7,394
	Citigroup Inc.	3.875%	10/25/23	1,050	1,028
	Citigroup Inc.	5.500%	9/13/25	5,475	5,754
	Citigroup Inc.	6.625%	6/15/32	2,265	2,526
	Citigroup Inc.	5.875%	2/22/33	17,845	18,301
	Citigroup Inc.	6.000%	10/31/33	7,020	7,375
	Citigroup Inc.	5.850%	12/11/34	3,069	3,312
	Citigroup Inc.	6.125%	8/25/36	10,175	10,822
	Citigroup Inc.	5.875%	5/29/37	3,801	4,187
	Citigroup Inc.	6.875%	3/5/38	8,920	11,070
	Citigroup Inc.	8.125%	7/15/39	15,015	20,982
	Citigroup Inc.	5.875%	1/30/42	9,330	10,367
	Citigroup Inc.	6.675%	9/13/43	10,000	11,412
	Comerica Bank	5.750%	11/21/16	10,775	12,096
	Comerica Bank	5.200%	8/22/17	4,600	5,084

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comerica Inc.	4.800%	5/1/15	3,225	3,388
Commonwealth Bank of Australia	1.950%	3/16/15	12,625	12,842
Commonwealth Bank of Australia	1.250%	9/18/15	8,575	8,675
Commonwealth Bank of Australia	1.900%	9/18/17	4,200	4,192
Commonwealth Bank of Australia	2.500%	9/20/18	2,200	2,218
Compass Bank	6.400%	10/1/17	1,875	2,066
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	5,050	5,180
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	28,390	29,907
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	6,550	6,473
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	20,275	21,423
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	21,070	21,135
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,400	10,038
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	3,000	3,013
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	6,595	6,726
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	3,000	3,167
Countrywide Financial Corp.	6.250%	5/15/16	1,820	2,005
Credit Suisse	3.500%	3/23/15	25,625	26,498
Credit Suisse	6.000%	2/15/18	3,400	3,926
Credit Suisse	5.300%	8/13/19	12,675	14,275
Credit Suisse	5.400%	1/14/20	4,486	4,974
Credit Suisse	4.375%	8/5/20	17,492	18,641
Credit Suisse USA Inc.	4.875%	1/15/15	7,400	7,730
Credit Suisse USA Inc.	5.125%	8/15/15	26,780	28,691
Credit Suisse USA Inc.	7.125%	7/15/32	8,879	11,557
Deutsche Bank AG	3.450%	3/30/15	15,300	15,793
Deutsche Bank AG	3.250%	1/11/16	20,525	21,450
Deutsche Bank AG	6.000%	9/1/17	16,081	18,356
3 Deutsche Bank AG	4.296%	5/24/28	13,775	12,448
Deutsche Bank Financial LLC	5.375%	3/2/15	3,450	3,609
Discover Bank	2.000%	2/21/18	5,500	5,404
Discover Bank	4.200%	8/8/23	5,175	5,079
Discover Financial Services	6.450%	6/12/17	1,825	2,062
Discover Financial Services	5.200%	4/27/22	917	948
Discover Financial Services	3.850%	11/21/22	9,195	8,710
Fifth Third Bancorp	3.625%	1/25/16	16,800	17,618
Fifth Third Bancorp	5.450%	1/15/17	10,255	11,252
Fifth Third Bancorp	4.500%	6/1/18	1,535	1,645
Fifth Third Bancorp	3.500%	3/15/22	1,825	1,774
Fifth Third Bancorp	4.300%	1/16/24	3,000	2,930
Fifth Third Bancorp	8.250%	3/1/38	5,950	7,827
Fifth Third Bank	4.750%	2/1/15	8,825	9,195
Fifth Third Bank	1.150%	11/18/16	2,975	2,969
First Horizon National Corp.	5.375%	12/15/15	13,850	14,891
First Niagara Financial Group Inc.	6.750%	3/19/20	1,675	1,923
First Niagara Financial Group Inc.	7.250%	12/15/21	2,850	3,270
FirstMerit Corp.	4.350%	2/4/23	2,250	2,204
Goldman Sachs Capital I	6.345%	2/15/34	16,155	16,284
Goldman Sachs Group Inc.	5.000%	10/1/14	10,937	11,285
Goldman Sachs Group Inc.	5.125%	1/15/15	18,385	19,201
Goldman Sachs Group Inc.	3.300%	5/3/15	250	257
Goldman Sachs Group Inc.	3.700%	8/1/15	17,100	17,815
Goldman Sachs Group Inc.	1.600%	11/23/15	5,800	5,857
Goldman Sachs Group Inc.	5.350%	1/15/16	23,620	25,519
Goldman Sachs Group Inc.	3.625%	2/7/16	23,165	24,233
Goldman Sachs Group Inc.	5.750%	10/1/16	4,150	4,623
Goldman Sachs Group Inc.	5.625%	1/15/17	20,135	22,169
Goldman Sachs Group Inc.	6.250%	9/1/17	27,800	31,850
Goldman Sachs Group Inc.	5.950%	1/18/18	41,610	47,313
Goldman Sachs Group Inc.	2.375%	1/22/18	20,350	20,396
Goldman Sachs Group Inc.	6.150%	4/1/18	21,865	25,085
Goldman Sachs Group Inc.	2.900%	7/19/18	20,625	20,971
Goldman Sachs Group Inc.	7.500%	2/15/19	5,990	7,281
Goldman Sachs Group Inc.	5.375%	3/15/20	33,080	36,737
Goldman Sachs Group Inc.	6.000%	6/15/20	17,995	20,591

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	5.250%	7/27/21	6,500	7,127
Goldman Sachs Group Inc.	5.750%	1/24/22	33,550	37,703
Goldman Sachs Group Inc.	3.625%	1/22/23	16,725	16,080
Goldman Sachs Group Inc.	5.950%	1/15/27	15,685	16,590
Goldman Sachs Group Inc.	6.125%	2/15/33	18,511	20,751
Goldman Sachs Group Inc.	6.450%	5/1/36	5,755	6,090
Goldman Sachs Group Inc.	6.750%	10/1/37	39,841	43,948
Goldman Sachs Group Inc.	6.250%	2/1/41	17,996	20,655
HSBC Bank USA NA	6.000%	8/9/17	775	871
HSBC Bank USA NA	4.875%	8/24/20	15,615	16,924
HSBC Bank USA NA	5.875%	11/1/34	3,850	4,176
HSBC Bank USA NA	5.625%	8/15/35	1,395	1,467
HSBC Holdings plc	5.100%	4/5/21	38,565	42,795
HSBC Holdings plc	4.875%	1/14/22	475	511
HSBC Holdings plc	4.000%	3/30/22	5,545	5,671
HSBC Holdings plc	7.625%	5/17/32	925	1,154
HSBC Holdings plc	7.350%	11/27/32	2,040	2,487
HSBC Holdings plc	6.500%	5/2/36	26,720	31,574
HSBC Holdings plc	6.500%	9/15/37	19,150	22,534
HSBC Holdings plc	6.800%	6/1/38	15,810	19,349
HSBC Holdings plc	6.100%	1/14/42	370	439
HSBC USA Inc.	2.375%	2/13/15	12,400	12,643
HSBC USA Inc.	1.625%	1/16/18	14,550	14,359
HSBC USA Inc.	5.000%	9/27/20	5,625	6,046
Huntington Bancshares Inc.	7.000%	12/15/20	4,200	4,907
Huntington National Bank	1.350%	8/2/16	1,125	1,127
Huntington National Bank	1.300%	11/20/16	4,525	4,514
Intesa Sanpaolo SPA	3.125%	1/15/16	13,900	14,138
Intesa Sanpaolo SPA	3.875%	1/16/18	8,950	9,103
Intesa Sanpaolo SPA	3.875%	1/15/19	10,450	10,407
JPMorgan Chase & Co.	3.700%	1/20/15	19,425	20,016
JPMorgan Chase & Co.	4.750%	3/1/15	18,150	18,982
JPMorgan Chase & Co.	1.875%	3/20/15	11,025	11,174
JPMorgan Chase & Co.	5.250%	5/1/15	5,575	5,877
JPMorgan Chase & Co.	3.400%	6/24/15	31,975	33,215
JPMorgan Chase & Co.	5.150%	10/1/15	5,190	5,556
JPMorgan Chase & Co.	1.100%	10/15/15	17,150	17,214
JPMorgan Chase & Co.	2.600%	1/15/16	15,375	15,925
JPMorgan Chase & Co.	3.450%	3/1/16	13,350	13,991
JPMorgan Chase & Co.	3.150%	7/5/16	42,950	44,967
JPMorgan Chase & Co.	6.125%	6/27/17	5,385	6,120
JPMorgan Chase & Co.	2.000%	8/15/17	22,650	22,921
JPMorgan Chase & Co.	6.000%	1/15/18	19,670	22,644
JPMorgan Chase & Co.	1.800%	1/25/18	8,775	8,701
JPMorgan Chase & Co.	1.625%	5/15/18	35,325	34,562
JPMorgan Chase & Co.	6.300%	4/23/19	21,920	25,794
JPMorgan Chase & Co.	4.400%	7/22/20	4,375	4,696
JPMorgan Chase & Co.	4.250%	10/15/20	2,640	2,794
JPMorgan Chase & Co.	4.625%	5/10/21	500	537
JPMorgan Chase & Co.	4.350%	8/15/21	7,775	8,202
JPMorgan Chase & Co.	4.500%	1/24/22	25,525	27,008
JPMorgan Chase & Co.	3.250%	9/23/22	5,045	4,830
JPMorgan Chase & Co.	3.200%	1/25/23	425	402
JPMorgan Chase & Co.	3.375%	5/1/23	3,200	2,968
JPMorgan Chase & Co.	6.400%	5/15/38	59,314	70,704
JPMorgan Chase & Co.	5.500%	10/15/40	30,700	33,216
JPMorgan Chase & Co.	5.600%	7/15/41	11,245	12,205
JPMorgan Chase & Co.	5.400%	1/6/42	7,550	8,045
JPMorgan Chase & Co.	5.625%	8/16/43	11,675	12,303
JPMorgan Chase Bank NA	5.875%	6/13/16	4,346	4,803
JPMorgan Chase Bank NA	6.000%	7/5/17	825	932
JPMorgan Chase Bank NA	6.000%	10/1/17	4,615	5,275
KeyBank NA	5.800%	7/1/14	2,825	2,897
KeyBank NA	4.950%	9/15/15	4,675	4,967

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
KeyBank NA	5.450%	3/3/16	6,275	6,823
KeyBank NA	1.650%	2/1/18	19,265	18,879
KeyBank NA	6.950%	2/1/28	1,200	1,417
KeyCorp	5.100%	3/24/21	925	1,003
Lloyds Bank plc	4.875%	1/21/16	3,625	3,898
Lloyds Bank plc	4.200%	3/28/17	800	858
Lloyds Bank plc	2.300%	11/27/18	8,850	8,823
6 Lloyds Bank plc	5.800%	1/13/20	7,075	8,113
Lloyds Bank plc	6.375%	1/21/21	10,425	12,367
Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,950	6,891
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	75	77
MBNA Corp.	5.000%	6/15/15	4,775	5,047
Merrill Lynch & Co. Inc.	5.000%	1/15/15	21,699	22,601
Merrill Lynch & Co. Inc.	6.050%	5/16/16	4,700	5,163
Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,600	6,214
Merrill Lynch & Co. Inc.	6.400%	8/28/17	14,015	16,163
Merrill Lynch & Co. Inc.	6.875%	4/25/18	58,784	69,431
Merrill Lynch & Co. Inc.	6.500%	7/15/18	1,410	1,653
Merrill Lynch & Co. Inc.	6.875%	11/15/18	600	714
Merrill Lynch & Co. Inc.	6.110%	1/29/37	575	612
Merrill Lynch & Co. Inc.	7.750%	5/14/38	24,903	31,836
Morgan Stanley	4.100%	1/26/15	13,425	13,877
Morgan Stanley	6.000%	4/28/15	24,460	26,056
Morgan Stanley	4.000%	7/24/15	3,750	3,920
Morgan Stanley	5.375%	10/15/15	6,500	6,991
Morgan Stanley	3.450%	11/2/15	9,325	9,727
Morgan Stanley	1.750%	2/25/16	5,425	5,495
Morgan Stanley	3.800%	4/29/16	875	925
Morgan Stanley	5.750%	10/18/16	17,330	19,313
Morgan Stanley	5.450%	1/9/17	14,785	16,351
Morgan Stanley	4.750%	3/22/17	21,893	23,930
Morgan Stanley	5.550%	4/27/17	10,000	11,101
Morgan Stanley	6.250%	8/28/17	2,010	2,300
Morgan Stanley	5.950%	12/28/17	18,075	20,601
Morgan Stanley	6.625%	4/1/18	35,085	40,933
Morgan Stanley	2.125%	4/25/18	29,275	29,094
Morgan Stanley	7.300%	5/13/19	13,910	16,896
Morgan Stanley	5.625%	9/23/19	47,250	53,540
Morgan Stanley	5.500%	7/24/20	1,045	1,168
Morgan Stanley	5.750%	1/25/21	18,275	20,691
Morgan Stanley	5.500%	7/28/21	8,550	9,545
Morgan Stanley	4.875%	11/1/22	14,450	14,682
Morgan Stanley	3.750%	2/25/23	12,875	12,505
Morgan Stanley	4.100%	5/22/23	15,825	15,250
Morgan Stanley	5.000%	11/24/25	13,000	13,022
Morgan Stanley	6.250%	8/9/26	9,825	11,300
Morgan Stanley	7.250%	4/1/32	7,527	9,357
Morgan Stanley	6.375%	7/24/42	16,463	19,122
Murray Street Investment Trust I	4.647%	3/9/17	16,188	17,447
National Australia Bank Ltd.	2.000%	3/9/15	7,325	7,457
National Australia Bank Ltd.	1.600%	8/7/15	5,575	5,656
National Australia Bank Ltd.	0.900%	1/20/16	1,075	1,075
National Australia Bank Ltd.	1.300%	7/25/16	15,550	15,642
National Australia Bank Ltd.	2.750%	3/9/17	2,625	2,709
National Australia Bank Ltd.	2.300%	7/25/18	10,850	10,931
National Australia Bank Ltd.	3.000%	1/20/23	5,175	4,812
National Bank of Canada	1.500%	6/26/15	4,725	4,789
National Bank of Canada	1.450%	11/7/17	3,250	3,171
National City Bank	5.800%	6/7/17	1,800	2,027
National City Corp.	4.900%	1/15/15	1,445	1,511
National City Corp.	6.875%	5/15/19	1,065	1,262
Northern Trust Co.	6.500%	8/15/18	1,125	1,327
Northern Trust Corp.	4.625%	5/1/14	4,200	4,256
Northern Trust Corp.	3.450%	11/4/20	750	772

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern Trust Corp.	3.375%	8/23/21	1,675	1,686
Northern Trust Corp.	3.950%	10/30/25	7,075	6,828
People's United Financial Inc.	3.650%	12/6/22	450	423
PNC Bank NA	0.800%	1/28/16	1,800	1,793
PNC Bank NA	4.875%	9/21/17	9,675	10,622
PNC Bank NA	6.000%	12/7/17	1,100	1,253
PNC Bank NA	2.700%	11/1/22	6,175	5,592
PNC Bank NA	2.950%	1/30/23	3,075	2,814
PNC Bank NA	3.800%	7/25/23	13,825	13,372
PNC Bank NA	4.200%	11/1/25	350	341
PNC Financial Services Group Inc.	2.854%	11/9/22	6,825	6,300
PNC Funding Corp.	3.625%	2/8/15	18,381	18,986
PNC Funding Corp.	4.250%	9/21/15	4,775	5,048
PNC Funding Corp.	5.250%	11/15/15	9,045	9,732
PNC Funding Corp.	2.700%	9/19/16	2,350	2,448
PNC Funding Corp.	5.625%	2/1/17	975	1,081
PNC Funding Corp.	6.700%	6/10/19	6,354	7,677
PNC Funding Corp.	5.125%	2/8/20	18,175	20,352
PNC Funding Corp.	4.375%	8/11/20	10,175	10,956
PNC Funding Corp.	3.300%	3/8/22	11,875	11,641
Regions Financial Corp.	2.000%	5/15/18	17,400	16,891
Royal Bank of Canada	0.800%	10/30/15	12,825	12,867
Royal Bank of Canada	2.625%	12/15/15	12,975	13,474
Royal Bank of Canada	2.875%	4/19/16	8,300	8,659
Royal Bank of Canada	2.300%	7/20/16	31,050	32,118
Royal Bank of Canada	2.200%	7/27/18	19,850	19,959
Royal Bank of Scotland Group plc	2.550%	9/18/15	7,825	8,005
Royal Bank of Scotland Group plc	6.400%	10/21/19	19,230	22,166
Royal Bank of Scotland NV	4.650%	6/4/18	225	231
6 Royal Bank of Scotland plc	4.875%	8/25/14	1,025	1,050
Royal Bank of Scotland plc	4.875%	3/16/15	3,250	3,396
Royal Bank of Scotland plc	3.950%	9/21/15	1,015	1,066
Royal Bank of Scotland plc	4.375%	3/16/16	5,645	6,026
Royal Bank of Scotland plc	5.625%	8/24/20	13,650	15,242
Royal Bank of Scotland plc	6.125%	1/11/21	15,250	17,205
Santander Bank NA	8.750%	5/30/18	1,070	1,286
Santander Holdings USA Inc.	3.000%	9/24/15	270	277
Santander Holdings USA Inc.	4.625%	4/19/16	9,075	9,662
Santander Holdings USA Inc.	3.450%	8/27/18	6,925	7,079
Societe Generale SA	2.750%	10/12/17	9,375	9,606
Societe Generale SA	2.625%	10/1/18	26,700	26,828
State Street Bank & Trust Co.	5.300%	1/15/16	2,800	3,024
State Street Corp.	4.300%	5/30/14	2,665	2,707
State Street Corp.	2.875%	3/7/16	7,325	7,621
State Street Corp.	4.956%	3/15/18	5,825	6,334
State Street Corp.	1.350%	5/15/18	9,075	8,805
State Street Corp.	4.375%	3/7/21	400	432
State Street Corp.	3.100%	5/15/23	6,475	5,938
State Street Corp.	3.700%	11/20/23	7,575	7,513
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	7,800	7,864
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	625	623
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	2,900	2,918
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	12,675	12,569
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	3,325	3,346
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	4,747
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	505
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,650	4,621
SunTrust Bank	5.000%	9/1/15	39	41
SunTrust Bank	7.250%	3/15/18	1,000	1,178
SunTrust Bank	2.750%	5/1/23	6,250	5,638
SunTrust Banks Inc.	3.600%	4/15/16	14,450	15,214
SunTrust Banks Inc.	3.500%	1/20/17	9,865	10,393
SunTrust Banks Inc.	6.000%	9/11/17	2,508	2,851
Svenska Handelsbanken AB	3.125%	7/12/16	250	261

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Svenska Handelsbanken AB	2.875%	4/4/17	20,775	21,631
Svenska Handelsbanken AB	1.625%	3/21/18	4,750	4,679
Svenska Handelsbanken AB	2.500%	1/25/19	7,025	7,004
Toronto-Dominion Bank	2.500%	7/14/16	7,240	7,511
Toronto-Dominion Bank	2.375%	10/19/16	11,300	11,737
Toronto-Dominion Bank	1.400%	4/30/18	16,665	16,251
Toronto-Dominion Bank	2.625%	9/10/18	12,000	12,311
UBS AG	3.875%	1/15/15	1,490	1,540
UBS AG	7.000%	10/15/15	2,500	2,758
UBS AG	5.875%	7/15/16	6,025	6,683
UBS AG	7.375%	6/15/17	12,924	14,707
UBS AG	5.875%	12/20/17	30,024	34,382
UBS AG	5.750%	4/25/18	11,542	13,212
UBS AG	4.875%	8/4/20	23,035	25,552
Union Bank NA	5.950%	5/11/16	3,875	4,287
Union Bank NA	1.500%	9/26/16	3,075	3,105
Union Bank NA	2.125%	6/16/17	2,075	2,103
Union Bank NA	2.625%	9/26/18	3,575	3,632
UnionBanCal Corp.	3.500%	6/18/22	8,125	7,962
US Bancorp	3.150%	3/4/15	1,475	1,521
US Bancorp	2.450%	7/27/15	650	668
US Bancorp	3.442%	2/1/16	18,400	19,154
US Bancorp	2.200%	11/15/16	12,250	12,630
US Bancorp	1.650%	5/15/17	4,100	4,131
US Bancorp	1.950%	11/15/18	4,125	4,093
US Bancorp	4.125%	5/24/21	6,800	7,197
US Bancorp	3.000%	3/15/22	1,825	1,762
US Bancorp	2.950%	7/15/22	13,185	12,238
Vesey Street Investment Trust I	4.404%	9/1/16	1,225	1,314
Wachovia Bank NA	4.875%	2/1/15	13,436	14,045
Wachovia Bank NA	5.000%	8/15/15	672	715
Wachovia Bank NA	6.000%	11/15/17	8,775	10,112
Wachovia Bank NA	5.850%	2/1/37	16,325	18,444
Wachovia Bank NA	6.600%	1/15/38	14,735	18,072
Wachovia Corp.	5.625%	10/15/16	13,085	14,643
Wachovia Corp.	5.750%	6/15/17	28,035	32,000
Wachovia Corp.	5.750%	2/1/18	3,950	4,548
Wachovia Corp.	6.605%	10/1/25	3,175	3,611
Wachovia Corp.	5.500%	8/1/35	11,680	12,017
Wachovia Corp.	6.550%	10/15/35	7,625	8,525
Wells Fargo & Co.	1.250%	2/13/15	24,500	24,705
Wells Fargo & Co.	3.625%	4/15/15	7,720	8,021
Wells Fargo & Co.	1.500%	7/1/15	3,675	3,729
Wells Fargo & Co.	3.676%	6/15/16	41,525	44,101
Wells Fargo & Co.	5.125%	9/15/16	10	11
Wells Fargo & Co.	2.625%	12/15/16	34,600	36,180
Wells Fargo & Co.	2.100%	5/8/17	21,450	21,849
Wells Fargo & Co.	5.625%	12/11/17	26,625	30,509
Wells Fargo & Co.	1.500%	1/16/18	150	148
Wells Fargo & Co.	4.600%	4/1/21	21,425	23,146
Wells Fargo & Co.	3.500%	3/8/22	270	270
Wells Fargo & Co.	3.450%	2/13/23	6,925	6,505
Wells Fargo & Co.	4.125%	8/15/23	11,300	11,251
6 Wells Fargo & Co.	4.480%	1/16/24	1,987	1,987
Wells Fargo & Co.	5.375%	2/7/35	4,275	4,584
Wells Fargo Bank NA	4.750%	2/9/15	10,594	11,047
Wells Fargo Bank NA	5.750%	5/16/16	8,150	8,990
Wells Fargo Bank NA	5.950%	8/26/36	9,635	10,833
3 Wells Fargo Capital X	5.950%	12/1/86	3,007	2,939
Westpac Banking Corp.	4.200%	2/27/15	15,075	15,715
Westpac Banking Corp.	3.000%	8/4/15	17,710	18,403
Westpac Banking Corp.	1.125%	9/25/15	8,400	8,489
Westpac Banking Corp.	0.950%	1/12/16	6,300	6,308
Westpac Banking Corp.	2.000%	8/14/17	4,050	4,073

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	1.600%	1/12/18	10,600	10,451
Westpac Banking Corp.	2.250%	7/30/18	14,625	14,678
Westpac Banking Corp.	4.875%	11/19/19	15,115	16,701
Zions Bancorporation	4.500%	6/13/23	5,110	4,972
Brokerage (0.2%)
Ameriprise Financial Inc.	5.650%	11/15/15	1,275	1,386
Ameriprise Financial Inc.	7.300%	6/28/19	3,547	4,352
Ameriprise Financial Inc.	5.300%	3/15/20	3,642	4,079
Ameriprise Financial Inc.	4.000%	10/15/23	7,875	7,786
3 Ameriprise Financial Inc.	7.518%	6/1/66	825	917
BlackRock Inc.	1.375%	6/1/15	2,100	2,127
BlackRock Inc.	6.250%	9/15/17	3,375	3,914
BlackRock Inc.	5.000%	12/10/19	8,098	9,158
BlackRock Inc.	4.250%	5/24/21	6,515	6,882
BlackRock Inc.	3.375%	6/1/22	10,800	10,609
Charles Schwab Corp.	4.450%	7/22/20	7,050	7,567
Charles Schwab Corp.	3.225%	9/1/22	4,250	4,062
Eaton Vance Corp.	3.625%	6/15/23	3,075	2,934
6 FMR LLC	7.490%	6/15/19	800	956
Franklin Resources Inc.	3.125%	5/20/15	3,700	3,813
Franklin Resources Inc.	1.375%	9/15/17	1,600	1,565
Franklin Resources Inc.	4.625%	5/20/20	1,950	2,105
Franklin Resources Inc.	2.800%	9/15/22	8,650	8,033
Invesco Finance plc	3.125%	11/30/22	6,725	6,202
Invesco Finance plc	4.000%	1/30/24	8,225	8,170
Invesco Finance plc	5.375%	11/30/43	10,275	10,275
Jefferies Group LLC	3.875%	11/9/15	1,225	1,281
Jefferies Group LLC	5.125%	4/13/18	6,205	6,692
Jefferies Group LLC	8.500%	7/15/19	8,107	9,816
Jefferies Group LLC	6.875%	4/15/21	12,275	13,992
Jefferies Group LLC	5.125%	1/20/23	1,400	1,414
Jefferies Group LLC	6.450%	6/8/27	2,285	2,362
Jefferies Group LLC	6.250%	1/15/36	7,350	7,075
Lazard Group LLC	6.850%	6/15/17	8,425	9,532
Legg Mason Inc.	5.500%	5/21/19	2,550	2,794
Leucadia National Corp.	5.500%	10/18/23	5,000	4,992
Leucadia National Corp.	6.625%	10/23/43	2,725	2,656
Nomura Holdings Inc.	5.000%	3/4/15	6,825	7,126
Nomura Holdings Inc.	2.000%	9/13/16	16,525	16,632
Nomura Holdings Inc.	6.700%	3/4/20	8,300	9,532
Raymond James Financial Inc.	4.250%	4/15/16	1,975	2,099
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,425	2,780
Finance Companies (0.6%)
Air Lease Corp.	5.625%	4/1/17	1,000	1,100
Air Lease Corp.	3.375%	1/15/19	18,700	18,793
Air Lease Corp.	4.750%	3/1/20	7,700	7,989
Ares Capital Corp.	4.875%	11/30/18	1,475	1,513
GATX Corp.	4.750%	6/15/22	4,600	4,606
3 GE Capital Trust I	6.375%	11/15/67	10,600	11,474
General Electric Capital Corp.	2.150%	1/9/15	8,500	8,658
General Electric Capital Corp.	4.875%	3/4/15	85	89
General Electric Capital Corp.	3.500%	6/29/15	2,500	2,609
General Electric Capital Corp.	1.625%	7/2/15	9,650	9,804
General Electric Capital Corp.	4.375%	9/21/15	17,100	18,142
General Electric Capital Corp.	2.250%	11/9/15	24,664	25,419
General Electric Capital Corp.	1.000%	12/11/15	2,975	3,003
General Electric Capital Corp.	5.000%	1/8/16	125	135
General Electric Capital Corp.	2.950%	5/9/16	32,801	34,305
General Electric Capital Corp.	1.500%	7/12/16	11,375	11,523
General Electric Capital Corp.	3.350%	10/17/16	4,234	4,495
General Electric Capital Corp.	2.900%	1/9/17	4,875	5,075
General Electric Capital Corp.	5.400%	2/15/17	28,350	31,518
General Electric Capital Corp.	2.300%	4/27/17	21,900	22,440

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	5.625%	9/15/17	21,988	25,009
General Electric Capital Corp.	1.600%	11/20/17	3,550	3,542
General Electric Capital Corp.	1.625%	4/2/18	19,700	19,478
General Electric Capital Corp.	5.625%	5/1/18	32,679	37,582
General Electric Capital Corp.	6.000%	8/7/19	11,830	13,886
General Electric Capital Corp.	2.100%	12/11/19	1,675	1,634
General Electric Capital Corp.	5.500%	1/8/20	12,940	14,797
General Electric Capital Corp.	5.550%	5/4/20	13,700	15,784
General Electric Capital Corp.	4.625%	1/7/21	23,400	25,431
General Electric Capital Corp.	5.300%	2/11/21	5,275	5,884
General Electric Capital Corp.	4.650%	10/17/21	13,923	15,223
General Electric Capital Corp.	3.150%	9/7/22	2,000	1,931
General Electric Capital Corp.	3.100%	1/9/23	9,350	8,868
General Electric Capital Corp.	6.750%	3/15/32	45,846	56,583
General Electric Capital Corp.	6.150%	8/7/37	23,065	26,594
General Electric Capital Corp.	5.875%	1/14/38	50,100	56,615
General Electric Capital Corp.	6.875%	1/10/39	31,790	40,709
3 General Electric Capital Corp.	6.375%	11/15/67	9,230	9,991
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	1,725	1,788
HSBC Finance Corp.	5.000%	6/30/15	18,460	19,526
HSBC Finance Corp.	5.500%	1/19/16	2,321	2,520
HSBC Finance Corp.	6.676%	1/15/21	36,749	42,283
6 International Lease Finance Corp.	6.500%	9/1/14	170	176
6 International Lease Finance Corp.	6.750%	9/1/16	665	743
Prospect Capital Corp.	5.875%	3/15/23	1,375	1,323
Insurance (1.4%)
ACE Capital Trust II	9.700%	4/1/30	2,089	2,977
ACE INA Holdings Inc.	5.600%	5/15/15	6,675	7,121
ACE INA Holdings Inc.	2.600%	11/23/15	9,455	9,780
ACE INA Holdings Inc.	5.700%	2/15/17	2,948	3,300
ACE INA Holdings Inc.	5.800%	3/15/18	1,256	1,437
ACE INA Holdings Inc.	5.900%	6/15/19	2,575	3,006
ACE INA Holdings Inc.	2.700%	3/13/23	3,500	3,201
ACE INA Holdings Inc.	6.700%	5/15/36	1,040	1,297
ACE INA Holdings Inc.	4.150%	3/13/43	2,015	1,812
AEGON Funding Co. LLC	5.750%	12/15/20	11,600	12,968
Aetna Inc.	6.000%	6/15/16	10,650	11,891
Aetna Inc.	1.750%	5/15/17	1,600	1,596
Aetna Inc.	1.500%	11/15/17	4,100	4,039
Aetna Inc.	6.500%	9/15/18	2,175	2,557
Aetna Inc.	4.125%	6/1/21	350	366
Aetna Inc.	2.750%	11/15/22	9,750	8,944
Aetna Inc.	6.625%	6/15/36	9,127	10,819
Aetna Inc.	6.750%	12/15/37	6,055	7,328
Aetna Inc.	4.500%	5/15/42	2,653	2,451
Aetna Inc.	4.125%	11/15/42	1,668	1,452
Aflac Inc.	2.650%	2/15/17	7,520	7,765
Aflac Inc.	8.500%	5/15/19	950	1,210
Aflac Inc.	4.000%	2/15/22	3,525	3,542
Aflac Inc.	6.900%	12/17/39	725	886
Aflac Inc.	6.450%	8/15/40	4,998	5,833
AIG Life Holdings Inc.	8.500%	7/1/30	2,200	2,756
Alleghany Corp.	5.625%	9/15/20	1,700	1,864
Alleghany Corp.	4.950%	6/27/22	3,050	3,174
Allied World Assurance Co. Ltd.	7.500%	8/1/16	15,503	17,739
Allstate Corp.	3.150%	6/15/23	8,100	7,661
Allstate Corp.	5.350%	6/1/33	1,354	1,434
Allstate Corp.	5.550%	5/9/35	2,606	2,838
Allstate Corp.	5.950%	4/1/36	53	60
Allstate Corp.	4.500%	6/15/43	6,150	5,792
3 Allstate Corp.	5.750%	8/15/53	3,400	3,443
3 Allstate Corp.	6.125%	5/15/67	1,431	1,495
3 Allstate Corp.	6.500%	5/15/67	4,475	4,671

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alterra Finance LLC	6.250%	9/30/20	2,000	2,247
American Financial Group Inc.	9.875%	6/15/19	8,114	10,464
American International Group Inc.	3.000%	3/20/15	6,275	6,442
American International Group Inc.	2.375%	8/24/15	900	920
American International Group Inc.	5.050%	10/1/15	3,200	3,431
American International Group Inc.	4.875%	9/15/16	8,928	9,793
American International Group Inc.	5.600%	10/18/16	6,300	7,024
American International Group Inc.	3.800%	3/22/17	11,675	12,444
American International Group Inc.	5.450%	5/18/17	7,445	8,320
American International Group Inc.	5.850%	1/16/18	31,912	36,600
American International Group Inc.	8.250%	8/15/18	13,425	16,809
American International Group Inc.	3.375%	8/15/20	6,450	6,502
American International Group Inc.	6.400%	12/15/20	19,590	23,130
American International Group Inc.	4.875%	6/1/22	8,400	8,982
American International Group Inc.	4.125%	2/15/24	7,375	7,324
American International Group Inc.	6.250%	5/1/36	9,660	11,124
American International Group Inc.	6.820%	11/15/37	955	1,154
3 American International Group Inc.	8.175%	5/15/68	23,233	27,879
3 American International Group Inc.	6.250%	3/15/87	4,660	4,654
Aon Corp.	3.500%	9/30/15	5,680	5,931
Aon Corp.	5.000%	9/30/20	13,210	14,488
Aon Corp.	8.205%	1/1/27	1,669	2,001
Aon Corp.	6.250%	9/30/40	3,550	4,016
Aon plc	4.450%	5/24/43	1,900	1,680
Arch Capital Group Ltd.	7.350%	5/1/34	4,335	5,438
Arch Capital Group US Inc.	5.144%	11/1/43	750	747
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	2,075	2,291
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	10,725	10,550
Assurant Inc.	4.000%	3/15/23	75	72
Assurant Inc.	6.750%	2/15/34	5,965	6,357
AXA SA	8.600%	12/15/30	15,032	18,396
Axis Specialty Finance LLC	5.875%	6/1/20	9,650	10,560
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	6,780	7,094
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	7,950	8,012
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	7,075	6,903
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	19,450	22,316
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	6,900	6,911
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	5,400	5,343
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	850	896
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	11,100	10,615
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	5,723	6,278
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	10,575	9,553
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,600	4,098
Berkshire Hathaway Inc.	3.200%	2/11/15	13,240	13,641
Berkshire Hathaway Inc.	0.800%	2/11/16	1,000	1,002
Berkshire Hathaway Inc.	2.200%	8/15/16	16,625	17,183
Berkshire Hathaway Inc.	1.900%	1/31/17	200	204
Berkshire Hathaway Inc.	1.550%	2/9/18	275	271
Berkshire Hathaway Inc.	3.750%	8/15/21	250	257
Berkshire Hathaway Inc.	3.400%	1/31/22	825	820
Berkshire Hathaway Inc.	3.000%	2/11/23	7,250	6,797
Berkshire Hathaway Inc.	4.500%	2/11/43	2,000	1,849
Chubb Corp.	5.750%	5/15/18	6,050	6,953
Chubb Corp.	6.000%	5/11/37	5,960	6,889
Chubb Corp.	6.500%	5/15/38	1,905	2,328
3 Chubb Corp.	6.375%	3/29/67	11,075	12,099
Cigna Corp.	2.750%	11/15/16	3,775	3,922
Cigna Corp.	5.125%	6/15/20	6,525	7,199
Cigna Corp.	4.375%	12/15/20	3,600	3,797
Cigna Corp.	4.500%	3/15/21	875	923
Cigna Corp.	4.000%	2/15/22	9,675	9,836
Cigna Corp.	7.875%	5/15/27	1,025	1,273
Cigna Corp.	6.150%	11/15/36	3,143	3,533
Cigna Corp.	5.875%	3/15/41	2,525	2,774

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cigna Corp.	5.375%	2/15/42	7,700	8,057
Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,132
Cincinnati Financial Corp.	6.125%	11/1/34	2,010	2,095
CNA Financial Corp.	6.500%	8/15/16	3,625	4,078
CNA Financial Corp.	7.350%	11/15/19	8,800	10,667
CNA Financial Corp.	5.875%	8/15/20	2,875	3,262
CNA Financial Corp.	5.750%	8/15/21	600	669
Coventry Health Care Inc.	5.950%	3/15/17	2,000	2,263
Coventry Health Care Inc.	5.450%	6/15/21	3,150	3,493
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	6,875	7,424
Fidelity National Financial Inc.	5.500%	9/1/22	150	155
First American Financial Corp.	4.300%	2/1/23	2,675	2,543
Genworth Holdings Inc.	8.625%	12/15/16	9,150	10,849
Genworth Holdings Inc.	7.700%	6/15/20	1,150	1,365
Genworth Holdings Inc.	7.200%	2/15/21	4,000	4,624
Genworth Holdings Inc.	7.625%	9/24/21	3,720	4,417
Genworth Holdings Inc.	4.800%	2/15/24	9,325	9,193
Genworth Holdings Inc.	6.500%	6/15/34	5,675	6,059
Hartford Financial Services Group Inc.	5.500%	10/15/16	3,075	3,418
Hartford Financial Services Group Inc.	5.375%	3/15/17	2,600	2,871
Hartford Financial Services Group Inc.	4.000%	10/15/17	925	984
Hartford Financial Services Group Inc.	6.300%	3/15/18	6,670	7,663
Hartford Financial Services Group Inc.	6.000%	1/15/19	2,675	3,056
Hartford Financial Services Group Inc.	5.125%	4/15/22	825	897
Hartford Financial Services Group Inc.	5.950%	10/15/36	2,340	2,574
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,375	2,678
Hartford Financial Services Group Inc.	4.300%	4/15/43	6,600	5,762
HCC Insurance Holdings Inc.	6.300%	11/15/19	3,250	3,765
Humana Inc.	6.450%	6/1/16	175	195
Humana Inc.	7.200%	6/15/18	6,005	7,081
Humana Inc.	6.300%	8/1/18	200	228
Humana Inc.	3.150%	12/1/22	6,000	5,519
Humana Inc.	4.625%	12/1/42	4,493	4,002
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,975	1,971
ING US Inc.	2.900%	2/15/18	3,800	3,880
ING US Inc.	5.500%	7/15/22	1,050	1,139
ING US Inc.	5.700%	7/15/43	4,350	4,526
Lincoln National Corp.	4.300%	6/15/15	250	262
Lincoln National Corp.	8.750%	7/1/19	197	253
Lincoln National Corp.	4.200%	3/15/22	2,650	2,692
Lincoln National Corp.	4.000%	9/1/23	5,675	5,572
Lincoln National Corp.	6.150%	4/7/36	7,200	8,071
Lincoln National Corp.	7.000%	6/15/40	1,325	1,656
3 Lincoln National Corp.	7.000%	5/17/66	15,325	15,612
3 Lincoln National Corp.	6.050%	4/20/67	700	697
Loews Corp.	5.250%	3/15/16	3,200	3,488
Loews Corp.	2.625%	5/15/23	2,075	1,857
Loews Corp.	6.000%	2/1/35	625	687
Loews Corp.	4.125%	5/15/43	7,450	6,326
Manulife Financial Corp.	3.400%	9/17/15	10,500	10,943
Manulife Financial Corp.	4.900%	9/17/20	14,550	15,523
Markel Corp.	7.125%	9/30/19	6,625	7,888
Markel Corp.	4.900%	7/1/22	700	723
Markel Corp.	3.625%	3/30/23	625	585
Markel Corp.	5.000%	3/30/43	2,825	2,611
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	450	455
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	3,225	3,222
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	6,650	8,594
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,720	1,827
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,400	4,316
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,134	2,262
MetLife Inc.	5.000%	6/15/15	5,306	5,632
MetLife Inc.	6.750%	6/1/16	4,755	5,398
MetLife Inc.	1.756%	12/15/17	4,325	4,275

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	6.817%	8/15/18	1,350	1,616
MetLife Inc.	7.717%	2/15/19	3,271	4,056
MetLife Inc.	4.750%	2/8/21	4,240	4,576
MetLife Inc.	3.048%	12/15/22	4,650	4,322
MetLife Inc.	6.500%	12/15/32	2,725	3,250
MetLife Inc.	6.375%	6/15/34	2,375	2,799
MetLife Inc.	5.700%	6/15/35	775	843
MetLife Inc.	5.875%	2/6/41	11,140	12,358
MetLife Inc.	4.125%	8/13/42	8,970	7,753
MetLife Inc.	4.875%	11/13/43	5,625	5,454
3 MetLife Inc.	6.400%	12/15/66	19,647	20,261
3 MetLife Inc.	10.750%	8/1/69	760	1,124
6 Metropolitan Life Global Funding I	5.125%	6/10/14	3,475	3,542
Montpelier Re Holdings Ltd.	4.700%	10/15/22	550	539
Munich Re America Corp.	7.450%	12/15/26	2,350	2,899
3 Nationwide Financial Services Inc.	6.750%	5/15/67	350	344
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,700	1,666
PartnerRe Finance B LLC	5.500%	6/1/20	12,484	13,510
Primerica Inc.	4.750%	7/15/22	900	923
Principal Financial Group Inc.	1.850%	11/15/17	1,300	1,294
Principal Financial Group Inc.	8.875%	5/15/19	1,238	1,583
Principal Financial Group Inc.	3.300%	9/15/22	2,375	2,249
Principal Financial Group Inc.	3.125%	5/15/23	3,645	3,376
Principal Financial Group Inc.	6.050%	10/15/36	4,400	4,963
Principal Financial Group Inc.	4.625%	9/15/42	2,305	2,133
Principal Financial Group Inc.	4.350%	5/15/43	3,593	3,213
ProAssurance Corp.	5.300%	11/15/23	1,375	1,410
Progressive Corp.	3.750%	8/23/21	7,450	7,609
Progressive Corp.	6.625%	3/1/29	4,600	5,417
Progressive Corp.	6.250%	12/1/32	25	29
3 Progressive Corp.	6.700%	6/15/67	7,100	7,677
Protective Life Corp.	7.375%	10/15/19	5,005	6,030
Protective Life Corp.	8.450%	10/15/39	5,810	7,335
Prudential Financial Inc.	3.875%	1/14/15	15,470	15,981
Prudential Financial Inc.	6.200%	1/15/15	5,150	5,437
Prudential Financial Inc.	4.750%	9/17/15	4,805	5,121
Prudential Financial Inc.	5.500%	3/15/16	3,773	4,120
Prudential Financial Inc.	6.000%	12/1/17	4,052	4,652
Prudential Financial Inc.	7.375%	6/15/19	70	86
Prudential Financial Inc.	5.375%	6/21/20	2,755	3,097
Prudential Financial Inc.	5.750%	7/15/33	495	530
Prudential Financial Inc.	5.400%	6/13/35	9,035	9,274
Prudential Financial Inc.	5.900%	3/17/36	11,462	12,472
Prudential Financial Inc.	5.700%	12/14/36	11,293	12,069
Prudential Financial Inc.	6.625%	12/1/37	28	33
Prudential Financial Inc.	6.625%	6/21/40	5,325	6,405
Prudential Financial Inc.	5.625%	5/12/41	268	286
3 Prudential Financial Inc.	5.875%	9/15/42	4,150	4,217
3 Prudential Financial Inc.	5.625%	6/15/43	17,390	17,107
Prudential Financial Inc.	5.100%	8/15/43	1,700	1,694
3 Prudential Financial Inc.	5.200%	3/15/44	6,025	5,814
3 Prudential Financial Inc.	8.875%	6/15/68	750	913
Reinsurance Group of America Inc.	4.700%	9/15/23	5,775	5,827
3 Reinsurance Group of America Inc.	6.750%	12/15/65	6,950	6,889
StanCorp Financial Group Inc.	5.000%	8/15/22	1,275	1,251
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,964	2,331
Torchmark Corp.	6.375%	6/15/16	3,500	3,864
Transatlantic Holdings Inc.	8.000%	11/30/39	9,470	11,662
Travelers Cos. Inc.	5.500%	12/1/15	1,025	1,118
Travelers Cos. Inc.	6.250%	6/20/16	2,625	2,950
Travelers Cos. Inc.	5.750%	12/15/17	3,825	4,381
Travelers Cos. Inc.	5.800%	5/15/18	150	173
Travelers Cos. Inc.	5.900%	6/2/19	11,500	13,425
Travelers Cos. Inc.	3.900%	11/1/20	550	578

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	6.750%	6/20/36	10	13
Travelers Cos. Inc.	6.250%	6/15/37	5,768	6,842
Travelers Cos. Inc.	5.350%	11/1/40	2,415	2,601
Travelers Cos. Inc.	4.600%	8/1/43	14,700	14,342
Travelers Property Casualty Corp.	6.375%	3/15/33	675	810
Trinity Acquisition plc	4.625%	8/15/23	3,350	3,275
Trinity Acquisition plc	6.125%	8/15/43	3,650	3,650
UnitedHealth Group Inc.	4.875%	3/15/15	19,006	19,965
UnitedHealth Group Inc.	5.375%	3/15/16	200	218
UnitedHealth Group Inc.	6.000%	6/15/17	7,650	8,805
UnitedHealth Group Inc.	6.000%	2/15/18	16,045	18,507
UnitedHealth Group Inc.	1.625%	3/15/19	4,300	4,138
UnitedHealth Group Inc.	3.875%	10/15/20	170	178
UnitedHealth Group Inc.	4.700%	2/15/21	1,950	2,111
UnitedHealth Group Inc.	2.875%	3/15/22	2,650	2,518
UnitedHealth Group Inc.	2.750%	2/15/23	5,045	4,593
UnitedHealth Group Inc.	5.800%	3/15/36	2,593	2,842
UnitedHealth Group Inc.	6.500%	6/15/37	1,350	1,602
UnitedHealth Group Inc.	6.625%	11/15/37	4,025	4,851
UnitedHealth Group Inc.	6.875%	2/15/38	17,563	21,679
UnitedHealth Group Inc.	5.700%	10/15/40	170	184
UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,035
UnitedHealth Group Inc.	4.625%	11/15/41	4,780	4,468
UnitedHealth Group Inc.	4.375%	3/15/42	270	248
UnitedHealth Group Inc.	3.950%	10/15/42	7,708	6,538
UnitedHealth Group Inc.	4.250%	3/15/43	8,750	7,879
Unum Group	7.125%	9/30/16	3,425	3,891
Unum Group	5.625%	9/15/20	2,200	2,404
Unum Group	5.750%	8/15/42	1,900	1,959
Validus Holdings Ltd.	8.875%	1/26/40	3,800	4,845
WellPoint Inc.	5.000%	12/15/14	3,525	3,673
WellPoint Inc.	1.250%	9/10/15	3,100	3,125
WellPoint Inc.	5.250%	1/15/16	11,186	12,093
WellPoint Inc.	5.875%	6/15/17	425	481
WellPoint Inc.	1.875%	1/15/18	5,400	5,328
WellPoint Inc.	7.000%	2/15/19	860	1,019
WellPoint Inc.	4.350%	8/15/20	2,750	2,902
WellPoint Inc.	3.700%	8/15/21	1,850	1,841
WellPoint Inc.	3.125%	5/15/22	3,150	2,949
WellPoint Inc.	3.300%	1/15/23	9,665	9,066
WellPoint Inc.	5.950%	12/15/34	7,525	8,075
WellPoint Inc.	5.850%	1/15/36	6,685	7,183
WellPoint Inc.	6.375%	6/15/37	5,268	5,966
WellPoint Inc.	4.625%	5/15/42	6,118	5,629
WellPoint Inc.	4.650%	1/15/43	9,218	8,496
Willis Group Holdings plc	5.750%	3/15/21	4,051	4,364
Willis North America Inc.	6.200%	3/28/17	2,495	2,744
WR Berkley Corp.	5.375%	9/15/20	950	1,016
XL Group plc	6.375%	11/15/24	525	600
XL Group plc	6.250%	5/15/27	2,225	2,464
XLIT Ltd.	2.300%	12/15/18	1,050	1,034
XLIT Ltd.	5.750%	10/1/21	4,845	5,462
XLIT Ltd.	5.250%	12/15/43	1,850	1,866
Other Finance (0.0%)
CME Group Inc.	5.300%	9/15/43	4,375	4,539
IntercontinentalExchange Group Inc.	2.500%	10/15/18	1,800	1,811
IntercontinentalExchange Group Inc.	4.000%	10/15/23	3,025	3,025
Jones Lang LaSalle Inc.	4.400%	11/15/22	825	793
NASDAQ OMX Group Inc.	4.000%	1/15/15	3,275	3,367
NASDAQ OMX Group Inc.	5.550%	1/15/20	7,700	8,278
ORIX Corp.	4.710%	4/27/15	1,969	2,053
ORIX Corp.	5.000%	1/12/16	4,835	5,146
ORIX Corp.	3.750%	3/9/17	7,900	8,209

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
XTRA Finance Corp.	5.150%	4/1/17	12,925	14,291
Real Estate Investment Trusts (0.6%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	5,025	5,066
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	450	420
Arden Realty LP	5.250%	3/1/15	925	966
AvalonBay Communities Inc.	5.750%	9/15/16	825	922
AvalonBay Communities Inc.	2.850%	3/15/23	3,770	3,388
AvalonBay Communities Inc.	4.200%	12/15/23	2,555	2,530
BioMed Realty LP	3.850%	4/15/16	5,525	5,764
BioMed Realty LP	4.250%	7/15/22	2,000	1,910
Boston Properties LP	5.625%	4/15/15	5,175	5,492
Boston Properties LP	3.700%	11/15/18	800	844
Boston Properties LP	5.875%	10/15/19	20	23
Boston Properties LP	5.625%	11/15/20	8,925	10,008
Boston Properties LP	4.125%	5/15/21	3,365	3,430
Boston Properties LP	3.850%	2/1/23	13,238	12,940
Boston Properties LP	3.125%	9/1/23	550	501
Boston Properties LP	3.800%	2/1/24	7,525	7,202
Brandywine Operating Partnership LP	5.700%	5/1/17	6,830	7,475
Brandywine Operating Partnership LP	4.950%	4/15/18	3,325	3,558
BRE Properties Inc.	5.500%	3/15/17	25	27
BRE Properties Inc.	3.375%	1/15/23	5,375	4,923
Camden Property Trust	2.950%	12/15/22	4,225	3,814
Camden Property Trust	4.250%	1/15/24	1,000	986
CBL & Associates LP	5.250%	12/1/23	4,750	4,735
CommonWealth REIT	6.250%	6/15/17	5,075	5,388
CommonWealth REIT	5.875%	9/15/20	3,200	3,288
Corporate Office Properties LP	3.600%	5/15/23	2,475	2,239
CubeSmart LP	4.375%	12/15/23	4,400	4,294
6 DCT Industrial Trust Inc.	4.500%	10/15/23	700	682
DDR Corp.	7.875%	9/1/20	5,000	6,131
DDR Corp.	3.500%	1/15/21	3,225	3,131
DDR Corp.	4.625%	7/15/22	8,425	8,576
DDR Corp.	3.375%	5/15/23	8,625	7,853
Digital Realty Trust LP	4.500%	7/15/15	2,400	2,505
Digital Realty Trust LP	5.875%	2/1/20	2,000	2,122
Digital Realty Trust LP	5.250%	3/15/21	8,395	8,571
Duke Realty LP	7.375%	2/15/15	8,425	9,011
Duke Realty LP	5.950%	2/15/17	5,400	5,980
Duke Realty LP	8.250%	8/15/19	3,600	4,426
Duke Realty LP	6.750%	3/15/20	1,025	1,181
Duke Realty LP	3.625%	4/15/23	3,525	3,235
EPR Properties	5.750%	8/15/22	1,100	1,122
EPR Properties	5.250%	7/15/23	6,300	6,148
Equity One Inc.	3.750%	11/15/22	3,000	2,787
ERP Operating LP	5.250%	9/15/14	1,700	1,755
ERP Operating LP	5.125%	3/15/16	825	898
ERP Operating LP	5.375%	8/1/16	3,125	3,450
ERP Operating LP	5.750%	6/15/17	2,375	2,664
ERP Operating LP	4.750%	7/15/20	2,210	2,370
ERP Operating LP	4.625%	12/15/21	10,935	11,518
ERP Operating LP	3.000%	4/15/23	2,328	2,122
Essex Portfolio LP	3.250%	5/1/23	925	835
Federal Realty Investment Trust	3.000%	8/1/22	3,050	2,835
Federal Realty Investment Trust	2.750%	6/1/23	1,375	1,227
HCP Inc.	3.750%	2/1/16	24,725	25,919
HCP Inc.	6.300%	9/15/16	9,415	10,588
HCP Inc.	6.000%	1/30/17	3,220	3,598
HCP Inc.	5.625%	5/1/17	100	111
HCP Inc.	6.700%	1/30/18	1,200	1,391
HCP Inc.	3.750%	2/1/19	4,525	4,683
HCP Inc.	2.625%	2/1/20	675	643
HCP Inc.	5.375%	2/1/21	300	326

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HCP Inc.	3.150%	8/1/22	700	638
HCP Inc.	6.750%	2/1/41	500	593
Health Care REIT Inc.	3.625%	3/15/16	2,150	2,251
Health Care REIT Inc.	6.200%	6/1/16	9,300	10,324
Health Care REIT Inc.	4.700%	9/15/17	3,675	4,000
Health Care REIT Inc.	2.250%	3/15/18	4,550	4,501
Health Care REIT Inc.	4.125%	4/1/19	4,055	4,274
Health Care REIT Inc.	4.950%	1/15/21	8,335	8,769
Health Care REIT Inc.	5.250%	1/15/22	6,675	7,083
Health Care REIT Inc.	3.750%	3/15/23	3,275	3,085
Health Care REIT Inc.	6.500%	3/15/41	3,400	3,707
Health Care REIT Inc.	5.125%	3/15/43	3,125	2,865
Healthcare Realty Trust Inc.	6.500%	1/17/17	2,800	3,118
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,550	2,758
Healthcare Realty Trust Inc.	3.750%	4/15/23	75	69
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,425	1,309
Hospitality Properties Trust	5.125%	2/15/15	5,170	5,305
Hospitality Properties Trust	6.700%	1/15/18	10,375	11,536
Hospitality Properties Trust	4.500%	6/15/23	750	723
Kilroy Realty LP	5.000%	11/3/15	3,950	4,222
Kilroy Realty LP	4.800%	7/15/18	11,225	12,062
Kilroy Realty LP	3.800%	1/15/23	3,025	2,810
Kimco Realty Corp.	5.783%	3/15/16	1,075	1,174
Kimco Realty Corp.	5.700%	5/1/17	5,625	6,249
Kimco Realty Corp.	4.300%	2/1/18	1,580	1,678
Kimco Realty Corp.	6.875%	10/1/19	6,150	7,324
Kimco Realty Corp.	3.125%	6/1/23	900	810
Liberty Property LP	5.125%	3/2/15	8,400	8,768
Liberty Property LP	5.500%	12/15/16	1,875	2,069
Liberty Property LP	6.625%	10/1/17	2,750	3,136
Liberty Property LP	4.750%	10/1/20	225	236
Liberty Property LP	3.375%	6/15/23	1,250	1,134
Liberty Property LP	4.400%	2/15/24	1,300	1,275
Mack-Cali Realty LP	2.500%	12/15/17	650	647
Mack-Cali Realty LP	7.750%	8/15/19	6,525	7,785
Mack-Cali Realty LP	4.500%	4/18/22	3,000	2,941
Mid-America Apartments LP	4.300%	10/15/23	1,300	1,265
National Retail Properties Inc.	6.875%	10/15/17	10,350	11,941
National Retail Properties Inc.	5.500%	7/15/21	2,500	2,718
National Retail Properties Inc.	3.300%	4/15/23	5,000	4,549
Omega Healthcare Investors Inc.	6.750%	10/15/22	2,309	2,508
Omega Healthcare Investors Inc.	5.875%	3/15/24	1,524	1,539
Piedmont Operating Partnership LP	3.400%	6/1/23	1,825	1,632
Post Apartment Homes LP	3.375%	12/1/22	1,825	1,672
ProLogis LP	4.500%	8/15/17	2,600	2,806
ProLogis LP	6.625%	5/15/18	18	21
ProLogis LP	2.750%	2/15/19	2,400	2,384
ProLogis LP	6.875%	3/15/20	7,225	8,505
ProLogis LP	4.250%	8/15/23	4,245	4,192
Realty Income Corp.	5.950%	9/15/16	150	166
Realty Income Corp.	2.000%	1/31/18	875	857
Realty Income Corp.	6.750%	8/15/19	8,210	9,574
Realty Income Corp.	5.750%	1/15/21	5,175	5,705
Realty Income Corp.	5.875%	3/15/35	6,660	6,798
Regency Centers LP	5.250%	8/1/15	2,925	3,103
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,675	1,670
Senior Housing Properties Trust	4.300%	1/15/16	1,650	1,712
Simon Property Group LP	4.200%	2/1/15	4,225	4,349
Simon Property Group LP	5.100%	6/15/15	2,296	2,443
Simon Property Group LP	5.750%	12/1/15	15,350	16,621
Simon Property Group LP	6.100%	5/1/16	1,850	2,043
Simon Property Group LP	5.250%	12/1/16	17,641	19,537
Simon Property Group LP	2.800%	1/30/17	2,685	2,754
Simon Property Group LP	5.875%	3/1/17	3,250	3,630

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.150%	9/15/17	5,725	5,810
Simon Property Group LP	6.125%	5/30/18	5,250	6,080
Simon Property Group LP	5.650%	2/1/20	6,950	7,886
Simon Property Group LP	4.375%	3/1/21	3,900	4,112
Simon Property Group LP	4.125%	12/1/21	2,313	2,397
Simon Property Group LP	3.375%	3/15/22	2,725	2,657
Simon Property Group LP	2.750%	2/1/23	2,150	1,963
Simon Property Group LP	6.750%	2/1/40	7,643	9,535
Simon Property Group LP	4.750%	3/15/42	1,900	1,839
Tanger Properties LP	6.150%	11/15/15	3,525	3,839
Tanger Properties LP	3.875%	12/1/23	2,400	2,305
UDR Inc.	4.250%	6/1/18	1,200	1,264
UDR Inc.	3.700%	10/1/20	875	875
UDR Inc.	4.625%	1/10/22	7,145	7,320
Ventas Realty LP	1.550%	9/26/16	1,400	1,408
Ventas Realty LP	5.700%	9/30/43	4,475	4,556
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	10,400	10,815
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	4,125	4,055
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,450	2,341
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,900	5,133
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	495	496
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,000	4,615
Washington REIT	4.950%	10/1/20	475	497
Washington REIT	3.950%	10/15/22	2,650	2,527
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,166
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,582
Weingarten Realty Investors	4.450%	1/15/24	450	443
				8,625,318
Industrial (13.4%)
Basic Industry (1.3%)
Agrium Inc.	6.750%	1/15/19	7,100	8,275
Agrium Inc.	3.150%	10/1/22	1,200	1,103
Agrium Inc.	6.125%	1/15/41	6,550	6,984
Air Products & Chemicals Inc.	2.000%	8/2/16	5,325	5,444
Air Products & Chemicals Inc.	3.000%	11/3/21	2,125	2,036
Air Products & Chemicals Inc.	2.750%	2/3/23	7,125	6,550
Airgas Inc.	3.250%	10/1/15	5,400	5,596
Albemarle Corp.	4.500%	12/15/20	500	514
Alcoa Inc.	5.550%	2/1/17	13	14
Alcoa Inc.	5.720%	2/23/19	8,573	9,184
Alcoa Inc.	6.150%	8/15/20	3,518	3,788
Alcoa Inc.	5.400%	4/15/21	300	308
Alcoa Inc.	5.870%	2/23/22	2,337	2,411
Alcoa Inc.	5.900%	2/1/27	1,087	1,069
Alcoa Inc.	6.750%	1/15/28	18,666	19,476
Alcoa Inc.	5.950%	2/1/37	6,288	5,783
Allegheny Technologies Inc.	9.375%	6/1/19	5,304	6,477
Barrick Gold Corp.	6.950%	4/1/19	994	1,148
Barrick Gold Corp.	3.850%	4/1/22	2,075	1,865
Barrick Gold Corp.	4.100%	5/1/23	16,100	14,505
Barrick Gold Corp.	5.250%	4/1/42	425	348
Barrick North America Finance LLC	6.800%	9/15/18	4,325	4,980
Barrick North America Finance LLC	4.400%	5/30/21	10,300	9,909
Barrick North America Finance LLC	7.500%	9/15/38	5,150	5,164
Barrick North America Finance LLC	5.700%	5/30/41	6,893	5,893
Barrick North America Finance LLC	5.750%	5/1/43	9,975	8,971
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,693	2,322
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	16,475	16,576
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	11,721	12,746
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	11,450	11,467
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	50	56
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	1,000	997
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	17,860	21,242

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	4,001	3,979
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	9,100	8,681
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	10,775	10,792
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	11,163	9,828
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	17,950	18,133
Cabot Corp.	2.550%	1/15/18	475	474
Cabot Corp.	3.700%	7/15/22	625	593
Carpenter Technology Corp.	5.200%	7/15/21	11,175	11,398
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,675	3,872
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,407
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	5,300	5,361
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,625	2,540
CF Industries Inc.	6.875%	5/1/18	16,918	19,646
CF Industries Inc.	7.125%	5/1/20	7,275	8,566
CF Industries Inc.	3.450%	6/1/23	600	549
CF Industries Inc.	4.950%	6/1/43	3,605	3,257
Cliffs Natural Resources Inc.	3.950%	1/15/18	1,000	1,007
Cliffs Natural Resources Inc.	5.900%	3/15/20	1,275	1,347
Cliffs Natural Resources Inc.	4.800%	10/1/20	2,000	1,970
Cliffs Natural Resources Inc.	4.875%	4/1/21	12,100	11,744
Cliffs Natural Resources Inc.	6.250%	10/1/40	6,128	5,190
Domtar Corp.	6.250%	9/1/42	850	814
Domtar Corp.	6.750%	2/15/44	5,000	5,084
Dow Chemical Co.	2.500%	2/15/16	825	851
Dow Chemical Co.	5.700%	5/15/18	500	571
Dow Chemical Co.	8.550%	5/15/19	15,525	20,102
Dow Chemical Co.	4.250%	11/15/20	7,809	8,300
Dow Chemical Co.	4.125%	11/15/21	6,150	6,344
Dow Chemical Co.	3.000%	11/15/22	5,815	5,414
Dow Chemical Co.	7.375%	11/1/29	1,888	2,421
Dow Chemical Co.	9.400%	5/15/39	12,297	18,349
Dow Chemical Co.	5.250%	11/15/41	10,393	10,417
Dow Chemical Co.	4.375%	11/15/42	4,075	3,573
Eastman Chemical Co.	3.000%	12/15/15	675	700
Eastman Chemical Co.	2.400%	6/1/17	5,324	5,391
Eastman Chemical Co.	5.500%	11/15/19	4,675	5,185
Eastman Chemical Co.	4.500%	1/15/21	775	798
Eastman Chemical Co.	3.600%	8/15/22	18,255	17,495
Eastman Chemical Co.	4.800%	9/1/42	5,493	5,172
Ecolab Inc.	1.000%	8/9/15	1,700	1,706
Ecolab Inc.	3.000%	12/8/16	14,825	15,552
Ecolab Inc.	1.450%	12/8/17	4,807	4,710
Ecolab Inc.	4.350%	12/8/21	7,120	7,381
Ecolab Inc.	5.500%	12/8/41	9,905	10,608
EI du Pont de Nemours & Co.	3.250%	1/15/15	62	64
EI du Pont de Nemours & Co.	1.950%	1/15/16	2,800	2,865
EI du Pont de Nemours & Co.	2.750%	4/1/16	5,200	5,423
EI du Pont de Nemours & Co.	5.250%	12/15/16	7,601	8,539
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,455	10,987
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,002	5,444
EI du Pont de Nemours & Co.	3.625%	1/15/21	15,210	15,498
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,950	3,115
EI du Pont de Nemours & Co.	2.800%	2/15/23	9,525	8,742
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,700	2,057
EI du Pont de Nemours & Co.	4.900%	1/15/41	11,278	11,072
EI du Pont de Nemours & Co.	4.150%	2/15/43	5,400	4,765
FMC Corp.	3.950%	2/1/22	2,600	2,584
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	1,675	1,685
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	1,300	1,313
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	28,955	28,911
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	18,660	18,272
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	10,025	9,505
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	22,030	20,763
Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	15,460	14,735

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia-Pacific LLC	8.000%	1/15/24	18	23
Georgia-Pacific LLC	7.750%	11/15/29	18	23
Georgia-Pacific LLC	8.875%	5/15/31	2,425	3,362
Glencore Canada Corp.	5.375%	6/1/15	350	367
Glencore Canada Corp.	6.000%	10/15/15	1,125	1,218
Glencore Canada Corp.	5.500%	6/15/17	4,675	5,078
Goldcorp Inc.	2.125%	3/15/18	16,060	15,657
Goldcorp Inc.	3.700%	3/15/23	9,600	8,571
International Paper Co.	5.300%	4/1/15	4,600	4,854
International Paper Co.	7.950%	6/15/18	5,895	7,203
International Paper Co.	9.375%	5/15/19	22,188	29,098
International Paper Co.	7.500%	8/15/21	20,845	25,558
International Paper Co.	8.700%	6/15/38	1,200	1,657
International Paper Co.	7.300%	11/15/39	643	792
Kinross Gold Corp.	5.125%	9/1/21	3,100	2,959
Kinross Gold Corp.	6.875%	9/1/41	2,150	1,916
Lubrizol Corp.	8.875%	2/1/19	850	1,109
Lubrizol Corp.	6.500%	10/1/34	5,285	6,406
LyondellBasell Industries NV	5.000%	4/15/19	15,675	17,321
LyondellBasell Industries NV	6.000%	11/15/21	16,800	19,278
LyondellBasell Industries NV	5.750%	4/15/24	7,450	8,319
Monsanto Co.	2.750%	4/15/16	1,750	1,827
Monsanto Co.	5.125%	4/15/18	3,100	3,485
Monsanto Co.	2.200%	7/15/22	3,725	3,371
Monsanto Co.	5.500%	8/15/25	23	26
Monsanto Co.	5.875%	4/15/38	1,750	2,011
Monsanto Co.	3.600%	7/15/42	3,725	3,047
Mosaic Co.	3.750%	11/15/21	1,750	1,717
Mosaic Co.	4.250%	11/15/23	5,500	5,443
Mosaic Co.	5.450%	11/15/33	2,600	2,649
Mosaic Co.	4.875%	11/15/41	1,250	1,127
Mosaic Co.	5.625%	11/15/43	3,150	3,178
Newmont Mining Corp.	5.125%	10/1/19	1,470	1,517
Newmont Mining Corp.	3.500%	3/15/22	7,760	6,595
Newmont Mining Corp.	5.875%	4/1/35	2,605	2,201
Newmont Mining Corp.	6.250%	10/1/39	18,752	16,529
Newmont Mining Corp.	4.875%	3/15/42	1,418	1,047
Nucor Corp.	5.750%	12/1/17	1,100	1,252
Nucor Corp.	5.850%	6/1/18	6,855	7,777
Nucor Corp.	4.125%	9/15/22	325	325
Nucor Corp.	4.000%	8/1/23	10,745	10,478
Nucor Corp.	6.400%	12/1/37	4,845	5,377
Nucor Corp.	5.200%	8/1/43	7,850	7,648
Packaging Corp. of America	3.900%	6/15/22	4,500	4,364
Packaging Corp. of America	4.500%	11/1/23	4,925	4,928
Placer Dome Inc.	6.450%	10/15/35	2,175	2,014
Plum Creek Timberlands LP	5.875%	11/15/15	3,050	3,308
Plum Creek Timberlands LP	4.700%	3/15/21	5,155	5,320
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	5,350	5,611
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,345	4,536
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	170	201
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	6,485	6,980
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,275	1,367
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	3,768	3,979
PPG Industries Inc.	1.900%	1/15/16	6,825	6,933
PPG Industries Inc.	6.650%	3/15/18	1,770	2,062
PPG Industries Inc.	3.600%	11/15/20	1,650	1,674
PPG Industries Inc.	7.700%	3/15/38	4,825	6,255
PPG Industries Inc.	5.500%	11/15/40	875	912
Praxair Inc.	4.625%	3/30/15	325	342
Praxair Inc.	3.250%	9/15/15	800	837
Praxair Inc.	5.200%	3/15/17	1,100	1,221
Praxair Inc.	4.500%	8/15/19	2,640	2,917
Praxair Inc.	3.000%	9/1/21	3,550	3,478

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Praxair Inc.	2.450%	2/15/22	19,000	17,551
Praxair Inc.	2.200%	8/15/22	4,000	3,564
Praxair Inc.	3.550%	11/7/42	1,000	807
Rayonier Inc.	3.750%	4/1/22	1,750	1,645
Reliance Steel & Aluminum Co.	6.200%	11/15/16	250	272
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,425	1,390
Reliance Steel & Aluminum Co.	6.850%	11/15/36	1,750	1,739
Rio Tinto Alcan Inc.	5.000%	6/1/15	1,775	1,874
Rio Tinto Alcan Inc.	6.125%	12/15/33	14,094	15,674
Rio Tinto Alcan Inc.	5.750%	6/1/35	10,454	10,882
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	12,475	12,679
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	1,200	1,235
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	2,000	2,062
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,210	10,834
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	9,521	12,465
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	9,708	9,808
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	2,425	2,510
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,075	4,067
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	6,609	8,140
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	11,460	11,755
Rio Tinto Finance USA plc	1.375%	6/17/16	7,156	7,202
Rio Tinto Finance USA plc	2.000%	3/22/17	7,400	7,424
Rio Tinto Finance USA plc	1.625%	8/21/17	6,250	6,241
Rio Tinto Finance USA plc	2.250%	12/14/18	6,775	6,734
Rio Tinto Finance USA plc	3.500%	3/22/22	4,425	4,329
Rio Tinto Finance USA plc	2.875%	8/21/22	8,220	7,619
Rio Tinto Finance USA plc	4.750%	3/22/42	5,268	5,090
Rio Tinto Finance USA plc	4.125%	8/21/42	5,024	4,376
Rohm & Haas Co.	6.000%	9/15/17	2,791	3,169
Rohm & Haas Co.	7.850%	7/15/29	2,650	3,502
RPM International Inc.	6.125%	10/15/19	2,225	2,491
RPM International Inc.	3.450%	11/15/22	4,550	4,163
Sherwin-Williams Co.	3.125%	12/15/14	3,225	3,304
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,705
Sigma-Aldrich Corp.	3.375%	11/1/20	1,735	1,719
Southern Copper Corp.	5.375%	4/16/20	1,800	1,922
Southern Copper Corp.	7.500%	7/27/35	16,450	17,039
Southern Copper Corp.	6.750%	4/16/40	2,000	1,924
Southern Copper Corp.	5.250%	11/8/42	7,545	6,096
Syngenta Finance NV	3.125%	3/28/22	4,100	3,920
Syngenta Finance NV	4.375%	3/28/42	2,675	2,471
Teck Resources Ltd.	3.150%	1/15/17	1,550	1,602
Teck Resources Ltd.	3.850%	8/15/17	4,100	4,312
Teck Resources Ltd.	2.500%	2/1/18	11,125	11,231
Teck Resources Ltd.	4.500%	1/15/21	4,250	4,268
Teck Resources Ltd.	4.750%	1/15/22	2,725	2,720
Teck Resources Ltd.	3.750%	2/1/23	4,168	3,867
Teck Resources Ltd.	6.125%	10/1/35	6,762	6,526
Teck Resources Ltd.	6.000%	8/15/40	7,455	7,127
Teck Resources Ltd.	6.250%	7/15/41	4,618	4,574
Teck Resources Ltd.	5.200%	3/1/42	8,975	7,868
Teck Resources Ltd.	5.400%	2/1/43	693	632
Vale Canada Ltd.	5.700%	10/15/15	3,575	3,829
Vale Canada Ltd.	7.200%	9/15/32	1,175	1,190
Vale Overseas Ltd.	6.250%	1/11/16	1,050	1,143
Vale Overseas Ltd.	6.250%	1/23/17	6,270	6,961
Vale Overseas Ltd.	5.625%	9/15/19	29,700	32,196
Vale Overseas Ltd.	4.625%	9/15/20	7,750	7,931
Vale Overseas Ltd.	4.375%	1/11/22	13,250	12,828
Vale Overseas Ltd.	8.250%	1/17/34	2,500	2,866
Vale Overseas Ltd.	6.875%	11/21/36	23,499	24,084
Vale Overseas Ltd.	6.875%	11/10/39	18,815	19,307
Vale SA	5.625%	9/11/42	315	282
Valspar Corp.	7.250%	6/15/19	675	799

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Valspar Corp.	4.200%	1/15/22	975	966
Westlake Chemical Corp.	3.600%	7/15/22	775	734
Westvaco Corp.	8.200%	1/15/30	18	21
Westvaco Corp.	7.950%	2/15/31	5,103	5,904
Weyerhaeuser Co.	7.375%	10/1/19	7,991	9,772
Weyerhaeuser Co.	8.500%	1/15/25	2,250	2,878
Weyerhaeuser Co.	7.375%	3/15/32	6,225	7,634
Weyerhaeuser Co.	6.875%	12/15/33	2,500	2,945
Capital Goods (1.2%)
3M Co.	6.375%	2/15/28	3,650	4,440
3M Co.	5.700%	3/15/37	6,023	6,920
ABB Finance USA Inc.	1.625%	5/8/17	2,500	2,494
ABB Finance USA Inc.	2.875%	5/8/22	4,965	4,680
ABB Finance USA Inc.	4.375%	5/8/42	1,678	1,531
Acuity Brands Lighting Inc.	6.000%	12/15/19	2,050	2,222
Avery Dennison Corp.	3.350%	4/15/23	6,650	6,056
Black & Decker Corp.	5.750%	11/15/16	2,325	2,616
Boeing Capital Corp.	2.900%	8/15/18	150	156
Boeing Co.	3.500%	2/15/15	26,450	27,312
Boeing Co.	3.750%	11/20/16	20	22
Boeing Co.	0.950%	5/15/18	475	456
Boeing Co.	6.000%	3/15/19	25	30
Boeing Co.	4.875%	2/15/20	7,775	8,661
Boeing Co.	8.750%	8/15/21	1,600	2,142
Boeing Co.	7.950%	8/15/24	1,148	1,537
Boeing Co.	7.250%	6/15/25	675	848
Boeing Co.	8.750%	9/15/31	850	1,199
Boeing Co.	6.125%	2/15/33	500	595
Boeing Co.	6.625%	2/15/38	2,305	2,935
Boeing Co.	6.875%	3/15/39	1,003	1,322
Boeing Co.	5.875%	2/15/40	4,950	5,858
Carlisle Cos. Inc.	3.750%	11/15/22	3,077	2,882
Caterpillar Financial Services Corp.	1.125%	12/15/14	6,475	6,525
Caterpillar Financial Services Corp.	4.750%	2/17/15	4,560	4,776
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,625	2,775
Caterpillar Financial Services Corp.	2.050%	8/1/16	30,175	30,988
Caterpillar Financial Services Corp.	1.000%	11/25/16	3,000	2,987
Caterpillar Financial Services Corp.	5.450%	4/15/18	114	129
Caterpillar Financial Services Corp.	7.150%	2/15/19	32,983	40,466
Caterpillar Inc.	0.950%	6/26/15	725	730
Caterpillar Inc.	3.900%	5/27/21	4,578	4,757
Caterpillar Inc.	6.050%	8/15/36	8,617	9,841
Caterpillar Inc.	5.200%	5/27/41	50	52
Caterpillar Inc.	3.803%	8/15/42	19,044	15,966
Cooper US Inc.	5.450%	4/1/15	1,925	2,035
Cooper US Inc.	2.375%	1/15/16	3,025	3,115
Cooper US Inc.	3.875%	12/15/20	1,250	1,266
Crane Co.	2.750%	12/15/18	750	748
Crane Co.	4.450%	12/15/23	1,000	990
CRH America Inc.	4.125%	1/15/16	6,425	6,779
CRH America Inc.	6.000%	9/30/16	17,236	19,273
CRH America Inc.	8.125%	7/15/18	7,400	9,073
CRH America Inc.	5.750%	1/15/21	6,800	7,448
Danaher Corp.	1.300%	6/23/14	2,500	2,513
Danaher Corp.	2.300%	6/23/16	1,750	1,806
Danaher Corp.	5.625%	1/15/18	2,385	2,727
Danaher Corp.	5.400%	3/1/19	1,700	1,951
Danaher Corp.	3.900%	6/23/21	3,110	3,210
Deere & Co.	4.375%	10/16/19	5,125	5,666
Deere & Co.	2.600%	6/8/22	4,113	3,854
Deere & Co.	5.375%	10/16/29	8,943	9,988
Deere & Co.	8.100%	5/15/30	3,415	4,713
Deere & Co.	7.125%	3/3/31	925	1,178

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deere & Co.	3.900%	6/9/42	8,933	7,801
Dover Corp.	5.450%	3/15/18	6,650	7,535
Dover Corp.	4.300%	3/1/21	850	897
Dover Corp.	5.375%	10/15/35	550	587
Dover Corp.	6.600%	3/15/38	3,115	3,793
Dover Corp.	5.375%	3/1/41	1,368	1,462
Eaton Corp.	1.500%	11/2/17	7,660	7,552
Eaton Corp.	5.600%	5/15/18	11,050	12,430
Eaton Corp.	2.750%	11/2/22	15,900	14,794
Eaton Corp.	4.000%	11/2/32	4,325	3,942
Eaton Corp.	4.150%	11/2/42	2,275	2,021
6 Embraer Overseas Ltd.	5.696%	9/16/23	15,075	15,029
Embraer SA	5.150%	6/15/22	6,500	6,484
Emerson Electric Co.	5.250%	10/15/18	6,635	7,558
Emerson Electric Co.	4.875%	10/15/19	5,675	6,384
Emerson Electric Co.	4.250%	11/15/20	425	456
Emerson Electric Co.	2.625%	2/15/23	4,275	4,001
Emerson Electric Co.	6.000%	8/15/32	940	1,061
Emerson Electric Co.	6.125%	4/15/39	1,960	2,311
Emerson Electric Co.	5.250%	11/15/39	269	283
Exelis Inc.	4.250%	10/1/16	3,525	3,720
Flowserve Corp.	3.500%	9/15/22	9,775	9,212
Flowserve Corp.	4.000%	11/15/23	3,825	3,703
General Dynamics Corp.	1.375%	1/15/15	2,100	2,121
General Dynamics Corp.	1.000%	11/15/17	11,425	11,087
General Dynamics Corp.	3.875%	7/15/21	11,125	11,466
General Dynamics Corp.	2.250%	11/15/22	14,800	13,275
General Dynamics Corp.	3.600%	11/15/42	3,418	2,797
General Electric Co.	0.850%	10/9/15	16,700	16,805
General Electric Co.	5.250%	12/6/17	35,882	40,714
General Electric Co.	2.700%	10/9/22	16,123	15,064
General Electric Co.	4.125%	10/9/42	18,365	16,832
Harsco Corp.	5.750%	5/15/18	7,968	8,360
Honeywell International Inc.	5.400%	3/15/16	1,650	1,813
Honeywell International Inc.	5.300%	3/15/17	5,110	5,709
Honeywell International Inc.	5.300%	3/1/18	2,660	3,021
Honeywell International Inc.	5.000%	2/15/19	4,575	5,159
Honeywell International Inc.	4.250%	3/1/21	15,720	16,850
Honeywell International Inc.	3.350%	12/1/23	3,925	3,825
Honeywell International Inc.	5.700%	3/15/36	1,235	1,385
Honeywell International Inc.	5.700%	3/15/37	4,980	5,562
Honeywell International Inc.	5.375%	3/1/41	3,493	3,816
Illinois Tool Works Inc.	6.250%	4/1/19	12,475	14,780
Illinois Tool Works Inc.	4.875%	9/15/41	45	44
Illinois Tool Works Inc.	3.900%	9/1/42	12,800	10,903
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	5,880	6,907
6 Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,850	1,832
6 Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	3,725	3,629
6 Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	650	656
John Deere Capital Corp.	1.250%	12/2/14	3,000	3,028
John Deere Capital Corp.	2.950%	3/9/15	7,600	7,824
John Deere Capital Corp.	0.950%	6/29/15	1,425	1,436
John Deere Capital Corp.	0.700%	9/4/15	2,050	2,059
John Deere Capital Corp.	0.750%	1/22/16	700	699
John Deere Capital Corp.	2.250%	6/7/16	300	310
John Deere Capital Corp.	1.850%	9/15/16	9,000	9,209
John Deere Capital Corp.	2.000%	1/13/17	8,450	8,599
John Deere Capital Corp.	5.500%	4/13/17	3,350	3,758
John Deere Capital Corp.	2.800%	9/18/17	7,400	7,725
John Deere Capital Corp.	1.200%	10/10/17	2,650	2,593
John Deere Capital Corp.	1.300%	3/12/18	5,600	5,494
John Deere Capital Corp.	5.750%	9/10/18	3,950	4,587
John Deere Capital Corp.	1.950%	12/13/18	4,500	4,471
John Deere Capital Corp.	2.250%	4/17/19	3,000	2,988

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	1.700%	1/15/20	4,175	3,918
John Deere Capital Corp.	3.900%	7/12/21	4,850	5,016
John Deere Capital Corp.	3.150%	10/15/21	4,040	3,990
John Deere Capital Corp.	2.750%	3/15/22	750	708
John Deere Capital Corp.	2.800%	1/27/23	2,225	2,069
Joy Global Inc.	6.000%	11/15/16	1,065	1,188
Kennametal Inc.	2.650%	11/1/19	3,625	3,553
Kennametal Inc.	3.875%	2/15/22	1,900	1,814
L-3 Communications Corp.	5.200%	10/15/19	10,150	11,054
L-3 Communications Corp.	4.750%	7/15/20	8,400	8,705
L-3 Communications Corp.	4.950%	2/15/21	7,975	8,329
Legrand France SA	8.500%	2/15/25	425	547
Lockheed Martin Corp.	7.650%	5/1/16	5,650	6,510
Lockheed Martin Corp.	2.125%	9/15/16	1,300	1,337
Lockheed Martin Corp.	4.250%	11/15/19	7,875	8,467
Lockheed Martin Corp.	3.350%	9/15/21	9,250	9,138
Lockheed Martin Corp.	6.150%	9/1/36	18,350	20,775
Lockheed Martin Corp.	5.500%	11/15/39	1,850	1,946
Lockheed Martin Corp.	5.720%	6/1/40	2,432	2,604
Lockheed Martin Corp.	4.850%	9/15/41	1,575	1,548
Martin Marietta Materials Inc.	6.600%	4/15/18	4,450	5,015
Mohawk Industries Inc.	6.125%	1/15/16	3,000	3,285
Mohawk Industries Inc.	3.850%	2/1/23	12,200	11,501
Northrop Grumman Corp.	5.050%	8/1/19	3,285	3,649
Northrop Grumman Corp.	3.500%	3/15/21	9,828	9,778
Northrop Grumman Corp.	3.250%	8/1/23	5,000	4,644
Northrop Grumman Corp.	5.050%	11/15/40	7,175	6,975
Northrop Grumman Corp.	4.750%	6/1/43	6,225	5,891
Northrop Grumman Systems Corp.	7.750%	2/15/31	381	484
Owens Corning	6.500%	12/1/16	24,493	27,158
Owens Corning	4.200%	12/15/22	9,850	9,424
Owens Corning	7.000%	12/1/36	725	778
Parker Hannifin Corp.	5.500%	5/15/18	950	1,079
Parker Hannifin Corp.	3.500%	9/15/22	500	492
Parker Hannifin Corp.	6.250%	5/15/38	3,985	4,742
Pentair Finance SA	1.350%	12/1/15	3,463	3,482
Pentair Finance SA	5.000%	5/15/21	1,275	1,332
Precision Castparts Corp.	0.700%	12/20/15	3,975	3,983
Precision Castparts Corp.	1.250%	1/15/18	2,625	2,571
Precision Castparts Corp.	2.500%	1/15/23	3,425	3,112
Precision Castparts Corp.	3.900%	1/15/43	3,125	2,716
Raytheon Co.	6.400%	12/15/18	275	326
Raytheon Co.	4.400%	2/15/20	3,820	4,090
Raytheon Co.	3.125%	10/15/20	3,440	3,443
Raytheon Co.	2.500%	12/15/22	5,450	4,952
Raytheon Co.	7.200%	8/15/27	4,710	5,761
Raytheon Co.	4.875%	10/15/40	1,718	1,703
Raytheon Co.	4.700%	12/15/41	7,375	7,126
Republic Services Inc.	3.800%	5/15/18	2,525	2,674
Republic Services Inc.	5.500%	9/15/19	17,050	19,239
Republic Services Inc.	5.000%	3/1/20	3,795	4,174
Republic Services Inc.	5.250%	11/15/21	10,110	11,026
Republic Services Inc.	3.550%	6/1/22	1,700	1,644
Republic Services Inc.	4.750%	5/15/23	950	988
Republic Services Inc.	6.086%	3/15/35	2,600	2,832
Republic Services Inc.	6.200%	3/1/40	4,523	5,198
Republic Services Inc.	5.700%	5/15/41	5,918	6,307
Rockwell Automation Inc.	5.650%	12/1/17	1,150	1,294
Rockwell Automation Inc.	6.700%	1/15/28	1,025	1,242
Rockwell Automation Inc.	6.250%	12/1/37	3,985	4,630
Rockwell Collins Inc.	5.250%	7/15/19	850	963
Rockwell Collins Inc.	3.100%	11/15/21	1,550	1,499
Roper Industries Inc.	1.850%	11/15/17	2,550	2,532
Roper Industries Inc.	2.050%	10/1/18	8,100	7,900

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Roper Industries Inc.	6.250%	9/1/19	3,725	4,284
Roper Industries Inc.	3.125%	11/15/22	725	665
Snap-on Inc.	6.125%	9/1/21	3,700	4,185
Sonoco Products Co.	4.375%	11/1/21	745	759
Sonoco Products Co.	5.750%	11/1/40	5,050	5,340
Stanley Black & Decker Inc.	3.400%	12/1/21	4,325	4,289
Stanley Black & Decker Inc.	2.900%	11/1/22	1,450	1,346
Stanley Black & Decker Inc.	5.200%	9/1/40	2,018	2,008
Textron Inc.	5.600%	12/1/17	375	416
Textron Inc.	7.250%	10/1/19	4,140	4,804
Tyco International Finance SA	8.500%	1/15/19	2,301	2,819
Tyco International Finance SA / Tyco International Ltd.	7.000%	12/15/19	1,975	2,316
Tyco International Finance SA / Tyco International Ltd.	6.875%	1/15/21	16,060	18,513
United Technologies Corp.	4.875%	5/1/15	1,060	1,122
United Technologies Corp.	1.800%	6/1/17	9,620	9,781
United Technologies Corp.	5.375%	12/15/17	12,195	13,898
United Technologies Corp.	6.125%	2/1/19	433	511
United Technologies Corp.	4.500%	4/15/20	23,803	25,958
United Technologies Corp.	3.100%	6/1/22	24,177	23,737
United Technologies Corp.	6.700%	8/1/28	2,397	2,939
United Technologies Corp.	7.500%	9/15/29	3,325	4,383
United Technologies Corp.	5.400%	5/1/35	7,175	8,039
United Technologies Corp.	6.050%	6/1/36	7,352	8,578
United Technologies Corp.	6.125%	7/15/38	3,388	4,034
United Technologies Corp.	5.700%	4/15/40	11,332	12,967
United Technologies Corp.	4.500%	6/1/42	28,080	27,144
Waste Management Inc.	6.375%	3/11/15	3,700	3,939
Waste Management Inc.	2.600%	9/1/16	3,150	3,255
Waste Management Inc.	6.100%	3/15/18	700	807
Waste Management Inc.	7.375%	3/11/19	15,132	18,264
Waste Management Inc.	4.750%	6/30/20	3,675	3,990
Waste Management Inc.	4.600%	3/1/21	7,120	7,561
Waste Management Inc.	7.000%	7/15/28	208	252
Waste Management Inc.	7.750%	5/15/32	1,850	2,403
Waste Management Inc.	6.125%	11/30/39	6,743	7,683
Communication (2.4%)
21st Century Fox America Inc.	5.300%	12/15/14	4,050	4,231
21st Century Fox America Inc.	8.000%	10/17/16	3,840	4,521
21st Century Fox America Inc.	7.250%	5/18/18	150	181
21st Century Fox America Inc.	6.900%	3/1/19	2,770	3,332
21st Century Fox America Inc.	4.500%	2/15/21	7,350	7,856
21st Century Fox America Inc.	3.000%	9/15/22	3,050	2,864
21st Century Fox America Inc.	7.700%	10/30/25	1,175	1,452
21st Century Fox America Inc.	6.550%	3/15/33	13,065	14,958
21st Century Fox America Inc.	6.200%	12/15/34	14,541	16,196
21st Century Fox America Inc.	6.400%	12/15/35	24,245	27,529
21st Century Fox America Inc.	8.150%	10/17/36	2,175	2,760
21st Century Fox America Inc.	6.150%	3/1/37	9,723	10,674
21st Century Fox America Inc.	6.650%	11/15/37	660	766
21st Century Fox America Inc.	6.900%	8/15/39	7,260	8,688
21st Century Fox America Inc.	6.150%	2/15/41	45	50
6 21st Century Fox America Inc.	5.400%	10/1/43	250	256
21st Century Fox America Inc.	7.750%	12/1/45	1,460	1,833
Alltel Corp.	7.000%	3/15/16	3,500	3,940
Alltel Corp.	7.875%	7/1/32	4,183	5,464
America Movil SAB de CV	5.750%	1/15/15	27,251	28,532
America Movil SAB de CV	3.625%	3/30/15	70	72
America Movil SAB de CV	5.625%	11/15/17	6,590	7,420
America Movil SAB de CV	5.000%	10/16/19	1,225	1,330
America Movil SAB de CV	5.000%	3/30/20	300	328
America Movil SAB de CV	3.125%	7/16/22	5,150	4,724
America Movil SAB de CV	6.375%	3/1/35	17,540	19,004
America Movil SAB de CV	6.125%	11/15/37	4,318	4,561

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
America Movil SAB de CV	6.125%	3/30/40	11,900	12,821
America Movil SAB de CV	4.375%	7/16/42	9,675	8,107
American Tower Corp.	4.625%	4/1/15	6,075	6,355
American Tower Corp.	4.500%	1/15/18	19,665	21,152
American Tower Corp.	5.900%	11/1/21	7,025	7,657
American Tower Corp.	3.500%	1/31/23	18,775	17,047
Ameritech Capital Funding Corp.	6.550%	1/15/28	20	22
AT&T Corp.	8.000%	11/15/31	12,654	16,842
AT&T Inc.	2.500%	8/15/15	4,650	4,773
AT&T Inc.	0.800%	12/1/15	1,025	1,023
AT&T Inc.	0.900%	2/12/16	7,875	7,856
AT&T Inc.	2.950%	5/15/16	3,800	3,971
AT&T Inc.	5.625%	6/15/16	28,820	31,935
AT&T Inc.	1.700%	6/1/17	28,225	28,371
AT&T Inc.	1.400%	12/1/17	1,525	1,502
AT&T Inc.	5.500%	2/1/18	5,256	5,942
AT&T Inc.	5.600%	5/15/18	8,975	10,211
AT&T Inc.	2.375%	11/27/18	17,500	17,533
AT&T Inc.	5.800%	2/15/19	44,450	51,366
AT&T Inc.	3.875%	8/15/21	17,600	17,802
AT&T Inc.	3.000%	2/15/22	9,550	8,976
AT&T Inc.	2.625%	12/1/22	5,600	5,040
AT&T Inc.	6.450%	6/15/34	4,500	5,036
AT&T Inc.	6.150%	9/15/34	100	108
AT&T Inc.	6.500%	9/1/37	13,663	15,509
AT&T Inc.	6.300%	1/15/38	10,022	11,078
AT&T Inc.	6.400%	5/15/38	6,320	7,056
AT&T Inc.	6.550%	2/15/39	27,539	31,228
AT&T Inc.	5.350%	9/1/40	23,037	22,861
AT&T Inc.	5.550%	8/15/41	4,925	4,964
AT&T Inc.	4.300%	12/15/42	7,915	6,736
AT&T Inc.	4.350%	6/15/45	10,530	8,860
AT&T Mobility LLC	7.125%	12/15/31	8,015	9,722
Bellsouth Capital Funding Corp.	7.875%	2/15/30	5,215	6,106
Bellsouth Capital Funding Corp.	7.120%	7/15/97	350	358
BellSouth Corp.	6.875%	10/15/31	7,465	8,255
BellSouth Corp.	6.550%	6/15/34	2,680	2,861
BellSouth Corp.	6.000%	11/15/34	2,037	2,050
BellSouth Telecommunications LLC	6.375%	6/1/28	4,400	4,743
British Telecommunications plc	2.000%	6/22/15	3,600	3,662
British Telecommunications plc	1.625%	6/28/16	4,325	4,363
British Telecommunications plc	5.950%	1/15/18	11,850	13,535
British Telecommunications plc	9.625%	12/15/30	15,217	22,685
CBS Corp.	1.950%	7/1/17	1,125	1,131
CBS Corp.	4.625%	5/15/18	400	435
CBS Corp.	8.875%	5/15/19	4,275	5,455
CBS Corp.	5.750%	4/15/20	10,060	11,301
CBS Corp.	4.300%	2/15/21	3,775	3,851
CBS Corp.	3.375%	3/1/22	2,475	2,363
CBS Corp.	7.875%	7/30/30	2,389	2,978
CBS Corp.	5.500%	5/15/33	668	660
CBS Corp.	5.900%	10/15/40	1,025	1,054
CBS Corp.	4.850%	7/1/42	3,443	3,107
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	3,695	3,430
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	13,064	16,612
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,226	9,984
Comcast Cable Communications LLC	8.875%	5/1/17	2,475	3,036
Comcast Corp.	6.500%	1/15/15	3,295	3,495
Comcast Corp.	5.850%	11/15/15	65	71
Comcast Corp.	5.900%	3/15/16	10,630	11,760
Comcast Corp.	4.950%	6/15/16	1,200	1,311
Comcast Corp.	6.500%	1/15/17	515	591
Comcast Corp.	6.300%	11/15/17	38,355	44,755
Comcast Corp.	5.875%	2/15/18	17,275	19,885

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	5.700%	5/15/18	4,640	5,342
Comcast Corp.	5.700%	7/1/19	4,850	5,611
Comcast Corp.	5.150%	3/1/20	4,325	4,828
Comcast Corp.	3.125%	7/15/22	1,100	1,051
Comcast Corp.	2.850%	1/15/23	6,050	5,601
Comcast Corp.	4.250%	1/15/33	9,197	8,469
Comcast Corp.	7.050%	3/15/33	3,000	3,659
Comcast Corp.	5.650%	6/15/35	3,071	3,259
Comcast Corp.	6.500%	11/15/35	16,050	18,653
Comcast Corp.	6.450%	3/15/37	6,918	7,978
Comcast Corp.	6.950%	8/15/37	14,170	17,421
Comcast Corp.	6.400%	5/15/38	15,471	17,681
Comcast Corp.	4.650%	7/15/42	9,470	8,761
Comcast Corp.	4.500%	1/15/43	2,150	1,939
COX Communications Inc.	5.500%	10/1/15	625	671
Deutsche Telekom International Finance BV	5.750%	3/23/16	8,040	8,815
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,265	5,024
Deutsche Telekom International Finance BV	6.000%	7/8/19	8,175	9,471
Deutsche Telekom International Finance BV	8.750%	6/15/30	29,060	41,284
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	6,550	6,767
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	6,825	7,101
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	7,250	7,607
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	7,375	7,527
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	29,520	33,572
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	9,235	10,069
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	1,050	1,082
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	1,700	1,789
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	20,800	19,852
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	4,975	5,160
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	8,520	8,426
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	4,094	4,201
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	16,795	15,022
Discovery Communications LLC	5.050%	6/1/20	15,450	16,840
Discovery Communications LLC	4.375%	6/15/21	4,600	4,749
Discovery Communications LLC	3.300%	5/15/22	6,600	6,252
Discovery Communications LLC	3.250%	4/1/23	2,500	2,321
Discovery Communications LLC	6.350%	6/1/40	295	326
Discovery Communications LLC	4.950%	5/15/42	8,000	7,421
Discovery Communications LLC	4.875%	4/1/43	1,075	989
Embarq Corp.	7.082%	6/1/16	9,131	10,227
Embarq Corp.	7.995%	6/1/36	9,260	9,318
Graham Holdings Co.	7.250%	2/1/19	2,975	3,530
Grupo Televisa SAB	6.625%	3/18/25	3,350	3,715
Grupo Televisa SAB	8.500%	3/11/32	550	685
Grupo Televisa SAB	6.625%	1/15/40	5,918	6,272
GTE Corp.	8.750%	11/1/21	2,935	3,714
GTE Corp.	6.940%	4/15/28	13,105	14,828
Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,800	5,428
Koninklijke KPN NV	8.375%	10/1/30	3,533	4,465
McGraw Hill Financial Inc.	5.900%	11/15/17	3,485	3,801
McGraw Hill Financial Inc.	6.550%	11/15/37	6,450	6,134
Moody's Corp.	4.500%	9/1/22	13,000	12,789
Moody's Corp.	4.875%	2/15/24	2,900	2,896
NBCUniversal Media LLC	3.650%	4/30/15	3,975	4,134
NBCUniversal Media LLC	2.875%	4/1/16	8,375	8,715
NBCUniversal Media LLC	5.150%	4/30/20	6,960	7,768
NBCUniversal Media LLC	4.375%	4/1/21	8,910	9,416
NBCUniversal Media LLC	2.875%	1/15/23	7,775	7,207
NBCUniversal Media LLC	6.400%	4/30/40	21,950	25,203
NBCUniversal Media LLC	5.950%	4/1/41	7,645	8,375
NBCUniversal Media LLC	4.450%	1/15/43	8,125	7,269
New Cingular Wireless Services Inc.	8.750%	3/1/31	145	204
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,125	2,096
Omnicom Group Inc.	5.900%	4/15/16	750	829

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Omnicom Group Inc.	6.250%	7/15/19	20	23
Omnicom Group Inc.	4.450%	8/15/20	15,650	16,539
Omnicom Group Inc.	3.625%	5/1/22	20,425	19,788
Orange SA	2.125%	9/16/15	1,500	1,524
Orange SA	2.750%	9/14/16	7,025	7,292
Orange SA	5.375%	7/8/19	825	916
Orange SA	4.125%	9/14/21	10,025	10,107
Orange SA	8.750%	3/1/31	17,315	23,691
Orange SA	5.375%	1/13/42	15,400	15,402
Qwest Corp.	6.500%	6/1/17	4,200	4,711
Qwest Corp.	6.750%	12/1/21	4,775	5,198
Qwest Corp.	7.250%	9/15/25	1,360	1,450
Qwest Corp.	6.875%	9/15/33	11,994	11,469
Qwest Corp.	7.125%	11/15/43	13,275	12,777
Reed Elsevier Capital Inc.	3.125%	10/15/22	15,783	14,460
Rogers Communications Inc.	5.500%	3/15/14	1,450	1,464
Rogers Communications Inc.	7.500%	3/15/15	58	63
Rogers Communications Inc.	6.800%	8/15/18	16,055	19,163
Rogers Communications Inc.	3.000%	3/15/23	3,175	2,914
Rogers Communications Inc.	7.500%	8/15/38	725	900
Scripps Networks Interactive Inc.	2.700%	12/15/16	980	1,017
TCI Communications Inc.	8.750%	8/1/15	17,750	19,925
TCI Communications Inc.	7.875%	2/15/26	3,268	4,228
TCI Communications Inc.	7.125%	2/15/28	1,347	1,648
Telefonica Emisiones SAU	4.949%	1/15/15	17,325	18,011
Telefonica Emisiones SAU	3.729%	4/27/15	4,875	5,034
Telefonica Emisiones SAU	3.992%	2/16/16	10,125	10,618
Telefonica Emisiones SAU	6.421%	6/20/16	12,660	14,129
Telefonica Emisiones SAU	6.221%	7/3/17	266	300
Telefonica Emisiones SAU	3.192%	4/27/18	15,400	15,696
Telefonica Emisiones SAU	5.877%	7/15/19	6,728	7,537
Telefonica Emisiones SAU	5.134%	4/27/20	8,960	9,506
Telefonica Emisiones SAU	5.462%	2/16/21	14,775	15,603
Telefonica Emisiones SAU	4.570%	4/27/23	1,775	1,754
Telefonica Emisiones SAU	7.045%	6/20/36	9,674	10,766
Telefonica Europe BV	8.250%	9/15/30	4,595	5,430
Thomson Reuters Corp.	1.300%	2/23/17	5,000	4,973
Thomson Reuters Corp.	4.700%	10/15/19	1,825	1,982
Thomson Reuters Corp.	4.300%	11/23/23	6,025	6,025
Thomson Reuters Corp.	5.500%	8/15/35	7,375	7,136
Thomson Reuters Corp.	5.850%	4/15/40	6,475	6,585
Thomson Reuters Corp.	4.500%	5/23/43	1,500	1,253
Thomson Reuters Corp.	5.650%	11/23/43	5,750	5,730
Time Warner Cable Inc.	3.500%	2/1/15	4,625	4,747
Time Warner Cable Inc.	5.850%	5/1/17	18,270	20,004
Time Warner Cable Inc.	6.750%	7/1/18	20,030	22,638
Time Warner Cable Inc.	8.750%	2/14/19	7,065	8,448
Time Warner Cable Inc.	8.250%	4/1/19	8,020	9,456
Time Warner Cable Inc.	5.000%	2/1/20	17,525	17,790
Time Warner Cable Inc.	4.125%	2/15/21	1,000	935
Time Warner Cable Inc.	6.550%	5/1/37	11,361	10,431
Time Warner Cable Inc.	7.300%	7/1/38	140	138
Time Warner Cable Inc.	6.750%	6/15/39	13,640	12,757
Time Warner Cable Inc.	5.875%	11/15/40	25,047	21,455
Time Warner Cable Inc.	5.500%	9/1/41	7,850	6,497
Time Warner Cable Inc.	4.500%	9/15/42	2,750	2,040
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,865	2,134
Time Warner Entertainment Co. LP	8.375%	7/15/33	7,175	7,740
United States Cellular Corp.	6.700%	12/15/33	8,585	8,096
Verizon Communications Inc.	1.250%	11/3/14	100	101
Verizon Communications Inc.	4.900%	9/15/15	425	454
Verizon Communications Inc.	5.550%	2/15/16	10,417	11,395
Verizon Communications Inc.	3.000%	4/1/16	12,275	12,804
Verizon Communications Inc.	2.500%	9/15/16	19,745	20,447

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	5.500%	4/1/17	3,000	3,380
Verizon Communications Inc.	1.100%	11/1/17	1,250	1,223
Verizon Communications Inc.	5.500%	2/15/18	26,997	30,520
Verizon Communications Inc.	6.100%	4/15/18	7,605	8,811
Verizon Communications Inc.	3.650%	9/14/18	34,154	36,155
Verizon Communications Inc.	8.750%	11/1/18	2,587	3,309
Verizon Communications Inc.	6.350%	4/1/19	47,361	55,764
Verizon Communications Inc.	4.500%	9/15/20	20,245	21,654
Verizon Communications Inc.	4.600%	4/1/21	11,100	11,874
Verizon Communications Inc.	3.500%	11/1/21	11,450	11,349
Verizon Communications Inc.	2.450%	11/1/22	10,475	9,256
Verizon Communications Inc.	5.150%	9/15/23	85,085	91,111
Verizon Communications Inc.	7.750%	12/1/30	13,651	17,329
Verizon Communications Inc.	7.750%	6/15/32	20	26
Verizon Communications Inc.	6.400%	9/15/33	42,500	48,999
Verizon Communications Inc.	5.850%	9/15/35	2,315	2,446
Verizon Communications Inc.	6.250%	4/1/37	895	989
Verizon Communications Inc.	6.400%	2/15/38	6,602	7,424
Verizon Communications Inc.	6.900%	4/15/38	17,535	20,817
Verizon Communications Inc.	6.000%	4/1/41	15,450	16,615
Verizon Communications Inc.	4.750%	11/1/41	5,790	5,302
Verizon Communications Inc.	3.850%	11/1/42	3,425	2,785
Verizon Communications Inc.	6.550%	9/15/43	107,735	126,162
Verizon Maryland LLC	5.125%	6/15/33	1,955	1,901
Verizon New England Inc.	7.875%	11/15/29	1,385	1,615
Verizon New York Inc.	7.375%	4/1/32	9,227	10,418
Vodafone Group plc	5.375%	1/30/15	4,175	4,390
Vodafone Group plc	5.000%	9/15/15	30	32
Vodafone Group plc	3.375%	11/24/15	1,525	1,597
Vodafone Group plc	0.900%	2/19/16	2,294	2,288
Vodafone Group plc	5.750%	3/15/16	18,900	20,735
Vodafone Group plc	5.625%	2/27/17	14,106	15,883
Vodafone Group plc	1.625%	3/20/17	24,025	23,996
Vodafone Group plc	1.250%	9/26/17	20,565	20,026
Vodafone Group plc	1.500%	2/19/18	3,200	3,123
Vodafone Group plc	4.625%	7/15/18	200	221
Vodafone Group plc	5.450%	6/10/19	11,255	12,800
Vodafone Group plc	4.375%	3/16/21	500	520
Vodafone Group plc	2.500%	9/26/22	2,850	2,524
Vodafone Group plc	2.950%	2/19/23	8,295	7,563
Vodafone Group plc	7.875%	2/15/30	780	978
Vodafone Group plc	6.250%	11/30/32	7,775	8,518
Vodafone Group plc	6.150%	2/27/37	6,513	7,032
Vodafone Group plc	4.375%	2/19/43	9,720	8,505
WPP Finance 2010	4.750%	11/21/21	12,581	13,057
WPP Finance 2010	3.625%	9/7/22	14,738	14,200
Consumer Cyclical (1.7%)
Advance Auto Parts Inc.	4.500%	12/1/23	5,075	5,047
Amazon.com Inc.	0.650%	11/27/15	7,975	7,974
Amazon.com Inc.	1.200%	11/29/17	4,850	4,761
Amazon.com Inc.	2.500%	11/29/22	18,325	16,528
American Honda Finance Corp.	1.125%	10/7/16	8,250	8,270
American Honda Finance Corp.	2.125%	10/10/18	6,150	6,105
AutoZone Inc.	5.750%	1/15/15	8,375	8,802
AutoZone Inc.	7.125%	8/1/18	7,950	9,459
AutoZone Inc.	2.875%	1/15/23	3,525	3,182
AutoZone Inc.	3.125%	7/15/23	375	339
BorgWarner Inc.	4.625%	9/15/20	1,000	1,053
Brinker International Inc.	2.600%	5/15/18	675	668
Brinker International Inc.	3.875%	5/15/23	7,800	7,058
Carnival Corp.	1.200%	2/5/16	4,550	4,537
Carnival Corp.	1.875%	12/15/17	300	298
Carnival Corp.	3.950%	10/15/20	1,800	1,800

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Costco Wholesale Corp.	5.500%	3/15/17	11,783	13,252
Costco Wholesale Corp.	1.125%	12/15/17	3,000	2,946
Costco Wholesale Corp.	1.700%	12/15/19	8,005	7,702
Cummins Inc.	3.650%	10/1/23	4,625	4,558
Cummins Inc.	4.875%	10/1/43	5,325	5,309
CVS Caremark Corp.	3.250%	5/18/15	2,375	2,457
CVS Caremark Corp.	6.125%	8/15/16	1,061	1,196
CVS Caremark Corp.	1.200%	12/5/16	2,500	2,507
CVS Caremark Corp.	5.750%	6/1/17	9,574	10,873
CVS Caremark Corp.	4.750%	5/18/20	625	678
CVS Caremark Corp.	2.750%	12/1/22	275	253
CVS Caremark Corp.	4.000%	12/5/23	3,300	3,289
CVS Caremark Corp.	6.250%	6/1/27	27,969	32,577
CVS Caremark Corp.	6.125%	9/15/39	13,043	14,794
CVS Caremark Corp.	5.750%	5/15/41	18	19
CVS Caremark Corp.	5.300%	12/5/43	3,175	3,270
6 Daimler Finance North America LLC	2.625%	9/15/16	5,125	5,281
Daimler Finance North America LLC	8.500%	1/18/31	4,384	6,339
Darden Restaurants Inc.	6.200%	10/15/17	8,200	9,121
Dollar General Corp.	3.250%	4/15/23	17,180	15,762
eBay Inc.	1.625%	10/15/15	3,596	3,666
eBay Inc.	1.350%	7/15/17	9,000	8,989
eBay Inc.	3.250%	10/15/20	3,280	3,352
eBay Inc.	2.600%	7/15/22	3,850	3,540
eBay Inc.	4.000%	7/15/42	4,368	3,694
Expedia Inc.	5.950%	8/15/20	2,000	2,163
Family Dollar Stores Inc.	5.000%	2/1/21	2,550	2,616
Ford Holdings LLC	9.300%	3/1/30	4,525	6,116
Ford Motor Co.	6.625%	10/1/28	4,646	5,237
Ford Motor Co.	6.375%	2/1/29	6,044	6,630
Ford Motor Co.	7.450%	7/16/31	18,605	22,762
Ford Motor Co.	4.750%	1/15/43	3,946	3,543
Ford Motor Co.	7.400%	11/1/46	5,325	6,402
Ford Motor Credit Co. LLC	3.875%	1/15/15	12,425	12,820
Ford Motor Credit Co. LLC	7.000%	4/15/15	8,475	9,116
Ford Motor Credit Co. LLC	2.750%	5/15/15	14,450	14,823
Ford Motor Credit Co. LLC	12.000%	5/15/15	6,400	7,340
Ford Motor Credit Co. LLC	5.625%	9/15/15	13,200	14,185
Ford Motor Credit Co. LLC	4.207%	4/15/16	6,250	6,661
Ford Motor Credit Co. LLC	1.700%	5/9/16	7,675	7,738
Ford Motor Credit Co. LLC	3.984%	6/15/16	3,650	3,876
Ford Motor Credit Co. LLC	8.000%	12/15/16	10,000	11,811
Ford Motor Credit Co. LLC	4.250%	2/3/17	5,450	5,867
Ford Motor Credit Co. LLC	3.000%	6/12/17	13,075	13,557
Ford Motor Credit Co. LLC	6.625%	8/15/17	19,023	21,980
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,420	12,683
Ford Motor Credit Co. LLC	2.875%	10/1/18	7,200	7,366
Ford Motor Credit Co. LLC	8.125%	1/15/20	6,450	8,094
Ford Motor Credit Co. LLC	5.750%	2/1/21	9,575	10,685
Ford Motor Credit Co. LLC	5.875%	8/2/21	11,900	13,478
Ford Motor Credit Co. LLC	4.250%	9/20/22	6,700	6,700
Ford Motor Credit Co. LLC	4.375%	8/6/23	20,330	20,369
Gap Inc.	5.950%	4/12/21	11,025	12,113
Historic TW Inc.	9.150%	2/1/23	7,650	10,113
Historic TW Inc.	6.625%	5/15/29	7,845	8,977
Home Depot Inc.	5.400%	3/1/16	6,223	6,845
Home Depot Inc.	3.950%	9/15/20	4,500	4,797
Home Depot Inc.	4.400%	4/1/21	33,125	35,606
Home Depot Inc.	2.700%	4/1/23	5,175	4,765
Home Depot Inc.	3.750%	2/15/24	8,900	8,833
Home Depot Inc.	5.875%	12/16/36	7,685	8,833
Home Depot Inc.	5.400%	9/15/40	1,900	2,030
Home Depot Inc.	5.950%	4/1/41	13,243	15,246
Home Depot Inc.	4.200%	4/1/43	9,400	8,499

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	4.875%	2/15/44	7,725	7,824
Host Hotels & Resorts LP	6.000%	10/1/21	11,075	12,099
Host Hotels & Resorts LP	5.250%	3/15/22	5,000	5,213
Host Hotels & Resorts LP	4.750%	3/1/23	7,450	7,515
Hyatt Hotels Corp.	3.875%	8/15/16	1,475	1,560
Hyatt Hotels Corp.	5.375%	8/15/21	1,250	1,336
Hyatt Hotels Corp.	3.375%	7/15/23	2,875	2,620
International Game Technology	7.500%	6/15/19	3,625	4,210
International Game Technology	5.500%	6/15/20	3,000	3,194
Johnson Controls Inc.	5.500%	1/15/16	3,000	3,260
Johnson Controls Inc.	5.000%	3/30/20	21,987	24,063
Johnson Controls Inc.	3.750%	12/1/21	50	50
Johnson Controls Inc.	6.000%	1/15/36	2,100	2,240
Johnson Controls Inc.	5.700%	3/1/41	1,300	1,351
Johnson Controls Inc.	5.250%	12/1/41	5,183	5,025
Kohl's Corp.	6.250%	12/15/17	2,725	3,130
Kohl's Corp.	4.000%	11/1/21	5,625	5,576
Kohl's Corp.	3.250%	2/1/23	2,018	1,845
Kohl's Corp.	6.000%	1/15/33	725	729
Kohl's Corp.	6.875%	12/15/37	3,325	3,690
Lowe's Cos. Inc.	5.000%	10/15/15	20	22
Lowe's Cos. Inc.	2.125%	4/15/16	150	154
Lowe's Cos. Inc.	5.400%	10/15/16	15,550	17,352
Lowe's Cos. Inc.	1.625%	4/15/17	6,675	6,737
Lowe's Cos. Inc.	6.100%	9/15/17	3,350	3,828
Lowe's Cos. Inc.	3.800%	11/15/21	2,400	2,474
Lowe's Cos. Inc.	3.120%	4/15/22	3,525	3,402
Lowe's Cos. Inc.	3.875%	9/15/23	3,675	3,703
Lowe's Cos. Inc.	6.875%	2/15/28	560	686
Lowe's Cos. Inc.	6.500%	3/15/29	3,694	4,355
Lowe's Cos. Inc.	5.500%	10/15/35	218	232
Lowe's Cos. Inc.	5.800%	10/15/36	8,549	9,393
Lowe's Cos. Inc.	5.800%	4/15/40	550	612
Lowe's Cos. Inc.	5.125%	11/15/41	5,600	5,735
Lowe's Cos. Inc.	4.650%	4/15/42	10,868	10,496
Lowe's Cos. Inc.	5.000%	9/15/43	1,825	1,835
Macy's Retail Holdings Inc.	7.875%	7/15/15	10,350	11,412
Macy's Retail Holdings Inc.	5.900%	12/1/16	10,015	11,242
Macy's Retail Holdings Inc.	7.450%	7/15/17	5,000	5,880
Macy's Retail Holdings Inc.	3.875%	1/15/22	6,200	6,181
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,648	1,492
Macy's Retail Holdings Inc.	6.650%	7/15/24	50	57
Macy's Retail Holdings Inc.	6.900%	4/1/29	14,858	16,682
Macy's Retail Holdings Inc.	6.900%	1/15/32	25	28
Macy's Retail Holdings Inc.	6.700%	7/15/34	250	283
Macy's Retail Holdings Inc.	6.375%	3/15/37	8,925	9,910
Macy's Retail Holdings Inc.	4.300%	2/15/43	893	750
Marriott International Inc.	6.200%	6/15/16	1,500	1,671
Marriott International Inc.	6.375%	6/15/17	1,750	1,993
Marriott International Inc.	3.000%	3/1/19	2,300	2,312
Marriott International Inc.	3.375%	10/15/20	10,600	10,441
McDonald's Corp.	0.750%	5/29/15	2,750	2,762
McDonald's Corp.	5.300%	3/15/17	2,950	3,303
McDonald's Corp.	5.800%	10/15/17	5,580	6,431
McDonald's Corp.	5.350%	3/1/18	7,750	8,824
McDonald's Corp.	5.000%	2/1/19	3,150	3,567
McDonald's Corp.	1.875%	5/29/19	7,100	6,959
McDonald's Corp.	3.500%	7/15/20	100	104
McDonald's Corp.	2.625%	1/15/22	800	762
McDonald's Corp.	6.300%	10/15/37	3,478	4,188
McDonald's Corp.	6.300%	3/1/38	8,650	10,487
McDonald's Corp.	5.700%	2/1/39	2,500	2,809
McDonald's Corp.	3.700%	2/15/42	4,344	3,674
McDonald's Corp.	3.625%	5/1/43	7,125	5,938

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MDC Holdings Inc.	6.000%	1/15/43	2,000	1,721
NIKE Inc.	2.250%	5/1/23	805	720
NIKE Inc.	3.625%	5/1/43	1,800	1,500
Nordstrom Inc.	6.250%	1/15/18	11,075	12,806
Nordstrom Inc.	4.750%	5/1/20	3,875	4,235
Nordstrom Inc.	4.000%	10/15/21	12,516	12,947
Nordstrom Inc.	6.950%	3/15/28	3,175	3,806
Nordstrom Inc.	7.000%	1/15/38	1,980	2,526
NVR Inc.	3.950%	9/15/22	3,800	3,627
O'Reilly Automotive Inc.	4.875%	1/14/21	900	939
O'Reilly Automotive Inc.	4.625%	9/15/21	3,200	3,297
O'Reilly Automotive Inc.	3.800%	9/1/22	575	552
O'Reilly Automotive Inc.	3.850%	6/15/23	1,400	1,341
PACCAR Financial Corp.	0.800%	2/8/16	3,450	3,446
PACCAR Financial Corp.	1.150%	8/16/16	10,000	10,029
PACCAR Financial Corp.	1.600%	3/15/17	1,165	1,162
QVC Inc.	5.125%	7/2/22	875	865
QVC Inc.	4.375%	3/15/23	1,050	986
QVC Inc.	5.950%	3/15/43	4,425	3,994
Ralph Lauren Corp.	2.125%	9/26/18	2,825	2,824
Staples Inc.	2.750%	1/12/18	10,000	10,159
Starbucks Corp.	0.875%	12/5/16	6,725	6,698
Starbucks Corp.	2.000%	12/5/18	4,300	4,267
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	10	12
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	2,866	2,588
Target Corp.	5.875%	7/15/16	9,350	10,543
Target Corp.	5.375%	5/1/17	8,975	10,102
Target Corp.	6.000%	1/15/18	5,650	6,522
Target Corp.	3.875%	7/15/20	2,400	2,528
Target Corp.	2.900%	1/15/22	8,565	8,196
Target Corp.	6.350%	11/1/32	7,645	8,972
Target Corp.	6.500%	10/15/37	8,670	10,352
Target Corp.	7.000%	1/15/38	9,892	12,536
Target Corp.	4.000%	7/1/42	9,100	7,857
Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,050
Time Warner Cos. Inc.	6.950%	1/15/28	85	100
Time Warner Inc.	3.150%	7/15/15	575	596
Time Warner Inc.	5.875%	11/15/16	18,535	20,898
Time Warner Inc.	4.875%	3/15/20	3,095	3,399
Time Warner Inc.	4.700%	1/15/21	3,320	3,528
Time Warner Inc.	4.750%	3/29/21	18,400	19,603
Time Warner Inc.	4.000%	1/15/22	2,400	2,418
Time Warner Inc.	4.050%	12/15/23	825	819
Time Warner Inc.	7.625%	4/15/31	13,715	17,249
Time Warner Inc.	7.700%	5/1/32	11,235	14,348
Time Warner Inc.	6.500%	11/15/36	7,650	8,516
Time Warner Inc.	6.200%	3/15/40	4,895	5,321
Time Warner Inc.	6.100%	7/15/40	10,300	11,227
Time Warner Inc.	6.250%	3/29/41	11,195	12,399
Time Warner Inc.	5.375%	10/15/41	2,275	2,295
Time Warner Inc.	5.350%	12/15/43	1,850	1,865
TJX Cos. Inc.	6.950%	4/15/19	17,510	21,152
TJX Cos. Inc.	2.500%	5/15/23	50	45
Toyota Motor Credit Corp.	1.000%	2/17/15	4,825	4,855
Toyota Motor Credit Corp.	3.200%	6/17/15	15,285	15,882
Toyota Motor Credit Corp.	2.800%	1/11/16	2,000	2,076
Toyota Motor Credit Corp.	2.000%	9/15/16	8,350	8,552
Toyota Motor Credit Corp.	2.050%	1/12/17	17,200	17,583
Toyota Motor Credit Corp.	1.250%	10/5/17	6,300	6,178
Toyota Motor Credit Corp.	1.375%	1/10/18	14,000	13,767
Toyota Motor Credit Corp.	2.000%	10/24/18	5,275	5,260
Toyota Motor Credit Corp.	4.500%	6/17/20	5,400	5,859
Toyota Motor Credit Corp.	4.250%	1/11/21	4,075	4,355
Toyota Motor Credit Corp.	3.400%	9/15/21	7,124	7,215

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	3.300%	1/12/22	16,600	16,450
Toyota Motor Credit Corp.	2.625%	1/10/23	9,900	9,105
VF Corp.	5.950%	11/1/17	2,700	3,060
VF Corp.	3.500%	9/1/21	8,000	7,957
VF Corp.	6.450%	11/1/37	2,398	2,818
Viacom Inc.	4.375%	9/15/14	6,275	6,441
Viacom Inc.	1.250%	2/27/15	2,900	2,914
Viacom Inc.	4.250%	9/15/15	300	317
Viacom Inc.	6.250%	4/30/16	3,400	3,795
Viacom Inc.	2.500%	12/15/16	2,950	3,051
Viacom Inc.	3.500%	4/1/17	12,025	12,749
Viacom Inc.	6.125%	10/5/17	5,925	6,784
Viacom Inc.	2.500%	9/1/18	175	177
Viacom Inc.	5.625%	9/15/19	14,810	16,885
Viacom Inc.	3.875%	12/15/21	1,050	1,045
Viacom Inc.	4.250%	9/1/23	2,275	2,266
Viacom Inc.	6.875%	4/30/36	10,023	11,535
Viacom Inc.	4.500%	2/27/42	3,425	2,931
Viacom Inc.	4.375%	3/15/43	448	377
Viacom Inc.	5.850%	9/1/43	8,800	9,163
Wal-Mart Stores Inc.	4.500%	7/1/15	2,450	2,601
Wal-Mart Stores Inc.	2.250%	7/8/15	4,150	4,267
Wal-Mart Stores Inc.	1.500%	10/25/15	21,960	22,379
Wal-Mart Stores Inc.	2.800%	4/15/16	300	314
Wal-Mart Stores Inc.	5.375%	4/5/17	1,650	1,862
Wal-Mart Stores Inc.	5.800%	2/15/18	13,450	15,550
Wal-Mart Stores Inc.	3.625%	7/8/20	38,550	40,500
Wal-Mart Stores Inc.	3.250%	10/25/20	26,550	27,086
Wal-Mart Stores Inc.	4.250%	4/15/21	14,600	15,695
Wal-Mart Stores Inc.	2.550%	4/11/23	11,000	10,023
Wal-Mart Stores Inc.	5.875%	4/5/27	18,830	22,282
Wal-Mart Stores Inc.	7.550%	2/15/30	13,390	17,970
Wal-Mart Stores Inc.	5.250%	9/1/35	6,201	6,693
Wal-Mart Stores Inc.	6.500%	8/15/37	21,336	26,551
Wal-Mart Stores Inc.	6.200%	4/15/38	5,819	7,032
Wal-Mart Stores Inc.	5.625%	4/1/40	4,250	4,815
Wal-Mart Stores Inc.	4.875%	7/8/40	2,100	2,122
Wal-Mart Stores Inc.	5.000%	10/25/40	1,900	1,985
Wal-Mart Stores Inc.	5.625%	4/15/41	21,995	24,868
Wal-Mart Stores Inc.	4.000%	4/11/43	9,246	8,203
Walgreen Co.	1.000%	3/13/15	5,250	5,274
Walgreen Co.	1.800%	9/15/17	3,300	3,326
Walgreen Co.	5.250%	1/15/19	4,125	4,627
Walgreen Co.	3.100%	9/15/22	11,725	10,989
Walgreen Co.	4.400%	9/15/42	7,475	6,625
Walt Disney Co.	6.200%	6/20/14	15	15
Walt Disney Co.	0.450%	12/1/15	4,000	3,997
Walt Disney Co.	1.350%	8/16/16	1,200	1,216
Walt Disney Co.	5.625%	9/15/16	5,525	6,223
Walt Disney Co.	1.125%	2/15/17	4,275	4,267
Walt Disney Co.	1.100%	12/1/17	10,408	10,285
Walt Disney Co.	5.875%	12/15/17	5,360	6,193
Walt Disney Co.	2.750%	8/16/21	7,600	7,321
Walt Disney Co.	2.550%	2/15/22	5,586	5,188
Walt Disney Co.	2.350%	12/1/22	5,050	4,584
Walt Disney Co.	7.000%	3/1/32	1,943	2,467
Walt Disney Co.	4.375%	8/16/41	3,560	3,312
Walt Disney Co.	4.125%	12/1/41	10,525	9,507
Walt Disney Co.	3.700%	12/1/42	4,670	3,907
Western Union Co.	6.500%	2/26/14	2,850	2,875
Western Union Co.	5.930%	10/1/16	3,525	3,913
Western Union Co.	5.253%	4/1/20	3,946	4,203
Western Union Co.	6.200%	11/17/36	5,973	5,577
Western Union Co.	6.200%	6/21/40	5,225	4,734

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wyndham Worldwide Corp.	2.950%	3/1/17	750	764
Wyndham Worldwide Corp.	2.500%	3/1/18	1,150	1,148
Wyndham Worldwide Corp.	4.250%	3/1/22	10,545	10,268
Wyndham Worldwide Corp.	3.900%	3/1/23	500	470
Yum! Brands Inc.	6.250%	4/15/16	3,535	3,926
Yum! Brands Inc.	6.250%	3/15/18	1,325	1,533
Yum! Brands Inc.	3.875%	11/1/20	825	833
Yum! Brands Inc.	6.875%	11/15/37	2,129	2,430
Consumer Noncyclical (3.3%)
Abbott Laboratories	5.125%	4/1/19	19,951	22,656
Abbott Laboratories	4.125%	5/27/20	6,717	7,247
Abbott Laboratories	6.150%	11/30/37	5,968	7,008
Abbott Laboratories	6.000%	4/1/39	1,175	1,362
AbbVie Inc.	1.200%	11/6/15	25,375	25,649
AbbVie Inc.	1.750%	11/6/17	28,475	28,414
AbbVie Inc.	2.000%	11/6/18	12,350	12,189
AbbVie Inc.	2.900%	11/6/22	23,213	21,707
AbbVie Inc.	4.400%	11/6/42	22,044	20,661
Actavis Inc.	1.875%	10/1/17	9,115	9,062
Actavis Inc.	6.125%	8/15/19	3,875	4,464
Actavis Inc.	3.250%	10/1/22	18,117	16,906
Actavis Inc.	4.625%	10/1/42	5,450	4,959
Allergan Inc.	5.750%	4/1/16	4,495	4,977
Allergan Inc.	2.800%	3/15/23	1,800	1,667
Altria Group Inc.	4.125%	9/11/15	425	449
Altria Group Inc.	9.700%	11/10/18	7,388	9,731
Altria Group Inc.	9.250%	8/6/19	11,035	14,525
Altria Group Inc.	4.750%	5/5/21	5,535	5,927
Altria Group Inc.	2.950%	5/2/23	7,825	7,060
Altria Group Inc.	4.000%	1/31/24	6,325	6,189
Altria Group Inc.	9.950%	11/10/38	3,969	6,033
Altria Group Inc.	10.200%	2/6/39	17,060	26,494
Altria Group Inc.	4.250%	8/9/42	13,546	11,509
Altria Group Inc.	4.500%	5/2/43	9,600	8,445
Altria Group Inc.	5.375%	1/31/44	10,925	10,905
AmerisourceBergen Corp.	5.875%	9/15/15	8,461	9,175
AmerisourceBergen Corp.	4.875%	11/15/19	5,345	5,920
AmerisourceBergen Corp.	3.500%	11/15/21	3,900	3,834
Amgen Inc.	2.300%	6/15/16	11,000	11,348
Amgen Inc.	2.500%	11/15/16	7,175	7,450
Amgen Inc.	2.125%	5/15/17	6,900	7,016
Amgen Inc.	5.850%	6/1/17	11,120	12,637
Amgen Inc.	5.700%	2/1/19	13,200	15,215
Amgen Inc.	3.450%	10/1/20	5,825	5,916
Amgen Inc.	4.100%	6/15/21	8,950	9,335
Amgen Inc.	3.875%	11/15/21	10,450	10,724
Amgen Inc.	3.625%	5/15/22	14,524	14,353
Amgen Inc.	6.375%	6/1/37	1,625	1,859
Amgen Inc.	6.900%	6/1/38	11,080	13,380
Amgen Inc.	6.400%	2/1/39	9,725	11,149
Amgen Inc.	5.750%	3/15/40	4,735	5,053
Amgen Inc.	4.950%	10/1/41	1,995	1,890
Amgen Inc.	5.150%	11/15/41	19,645	19,517
Amgen Inc.	5.650%	6/15/42	9,925	10,486
Amgen Inc.	5.375%	5/15/43	2,125	2,176
Anheuser-Busch Cos. LLC	5.600%	3/1/17	8,850	9,903
Anheuser-Busch Cos. LLC	5.500%	1/15/18	10,480	11,919
Anheuser-Busch Cos. LLC	6.800%	8/20/32	2,275	2,788
Anheuser-Busch Cos. LLC	5.950%	1/15/33	10	11
Anheuser-Busch Cos. LLC	5.750%	4/1/36	5,995	6,711
Anheuser-Busch Cos. LLC	6.450%	9/1/37	670	824
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	9,450	9,236
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	3,000	2,754

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	9,165	8,070
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	11,062	11,476
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	20,733	20,828
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	10,922	10,895
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,687	10,844
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,900	8,448
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	21,707	24,747
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	10,090	11,309
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	6,150	6,590
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	16,434	15,220
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	6,418	9,375
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	10,603	12,936
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	21,455	17,992
Archer-Daniels-Midland Co.	8.375%	4/15/17	525	639
Archer-Daniels-Midland Co.	5.450%	3/15/18	8,900	10,088
Archer-Daniels-Midland Co.	4.479%	3/1/21	14,100	14,893
Archer-Daniels-Midland Co.	5.935%	10/1/32	4,275	4,705
Archer-Daniels-Midland Co.	5.375%	9/15/35	3,618	3,849
Archer-Daniels-Midland Co.	5.765%	3/1/41	8,285	9,176
Archer-Daniels-Midland Co.	4.535%	3/26/42	18	17
Archer-Daniels-Midland Co.	4.016%	4/16/43	3,565	3,031
3 Ascension Health Alliance	4.847%	11/15/53	8,900	8,462
AstraZeneca plc	5.900%	9/15/17	19,455	22,264
AstraZeneca plc	1.950%	9/18/19	475	465
AstraZeneca plc	6.450%	9/15/37	20,916	24,856
AstraZeneca plc	4.000%	9/18/42	10,950	9,403
Avon Products Inc.	2.375%	3/15/16	2,600	2,628
Avon Products Inc.	5.750%	3/1/18	1,982	2,132
Avon Products Inc.	6.500%	3/1/19	410	445
Avon Products Inc.	4.600%	3/15/20	6,425	6,411
Avon Products Inc.	5.000%	3/15/23	2,125	2,075
Avon Products Inc.	6.950%	3/15/43	5,725	5,544
Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	1,000	1,032
Baxter International Inc.	4.625%	3/15/15	5	5
Baxter International Inc.	5.900%	9/1/16	1,700	1,915
Baxter International Inc.	5.375%	6/1/18	5,000	5,679
Baxter International Inc.	1.850%	6/15/18	10,700	10,643
Baxter International Inc.	2.400%	8/15/22	3,895	3,530
Baxter International Inc.	6.250%	12/1/37	3,925	4,621
Baxter International Inc.	3.650%	8/15/42	3,643	2,998
Baxter International Inc.	4.500%	6/15/43	2,300	2,215
Beam Inc.	5.375%	1/15/16	5	5
Beam Inc.	1.875%	5/15/17	1,025	1,028
Beam Inc.	1.750%	6/15/18	275	268
Beam Inc.	3.250%	5/15/22	2,050	1,956
Beam Inc.	3.250%	6/15/23	550	516
Becton Dickinson & Co.	1.750%	11/8/16	1,700	1,731
Becton Dickinson & Co.	5.000%	5/15/19	1,125	1,259
Becton Dickinson & Co.	3.250%	11/12/20	5,025	5,034
Becton Dickinson & Co.	3.125%	11/8/21	14,790	14,482
Becton Dickinson & Co.	6.000%	5/15/39	1,000	1,153
Becton Dickinson & Co.	5.000%	11/12/40	100	103
Biogen Idec Inc.	6.875%	3/1/18	12,825	15,065
Boston Scientific Corp.	6.250%	11/15/15	12,151	13,285
Boston Scientific Corp.	5.125%	1/12/17	10,000	10,912
Boston Scientific Corp.	6.000%	1/15/20	8,095	9,309
Boston Scientific Corp.	7.000%	11/15/35	6,400	7,581
Boston Scientific Corp.	7.375%	1/15/40	2,150	2,658
Bottling Group LLC	5.500%	4/1/16	18,985	20,943
Bottling Group LLC	5.125%	1/15/19	3,475	3,920
Bristol-Myers Squibb Co.	0.875%	8/1/17	6,925	6,769
Bristol-Myers Squibb Co.	5.450%	5/1/18	2,225	2,542
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,750	1,705
Bristol-Myers Squibb Co.	2.000%	8/1/22	4,334	3,832

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	7.150%	6/15/23	400	499
Bristol-Myers Squibb Co.	3.250%	11/1/23	2,975	2,849
Bristol-Myers Squibb Co.	6.800%	11/15/26	290	365
Bristol-Myers Squibb Co.	5.875%	11/15/36	13,857	15,923
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,925	2,257
Bristol-Myers Squibb Co.	3.250%	8/1/42	3,193	2,484
Bristol-Myers Squibb Co.	4.500%	3/1/44	5,125	4,902
Bristol-Myers Squibb Co.	6.875%	8/1/97	1,030	1,277
Brown-Forman Corp.	1.000%	1/15/18	1,275	1,230
Brown-Forman Corp.	2.250%	1/15/23	2,400	2,125
Brown-Forman Corp.	3.750%	1/15/43	1,675	1,405
Bunge Ltd. Finance Corp.	5.100%	7/15/15	7,625	8,054
Bunge Ltd. Finance Corp.	4.100%	3/15/16	3,750	3,961
Bunge Ltd. Finance Corp.	8.500%	6/15/19	14,950	18,446
Campbell Soup Co.	3.050%	7/15/17	1,275	1,334
Campbell Soup Co.	4.250%	4/15/21	3,725	3,776
Campbell Soup Co.	2.500%	8/2/22	3,575	3,148
Campbell Soup Co.	3.800%	8/2/42	4,628	3,581
Cardinal Health Inc.	4.000%	6/15/15	800	837
Cardinal Health Inc.	1.700%	3/15/18	1,000	982
Cardinal Health Inc.	4.625%	12/15/20	11,640	12,530
Cardinal Health Inc.	3.200%	6/15/22	20	19
Cardinal Health Inc.	3.200%	3/15/23	6,000	5,612
Cardinal Health Inc.	4.600%	3/15/43	2,075	1,932
CareFusion Corp.	6.375%	8/1/19	10,532	11,957
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,250	8,010
Celgene Corp.	2.450%	10/15/15	1,975	2,033
Celgene Corp.	1.900%	8/15/17	2,525	2,515
Celgene Corp.	2.300%	8/15/18	1,075	1,073
Celgene Corp.	3.950%	10/15/20	1,325	1,376
Celgene Corp.	3.250%	8/15/22	14,825	14,042
Celgene Corp.	4.000%	8/15/23	1,500	1,481
Celgene Corp.	5.700%	10/15/40	1,650	1,745
Celgene Corp.	5.250%	8/15/43	4,850	4,869
Church & Dwight Co. Inc.	3.350%	12/15/15	2,375	2,486
Clorox Co.	5.000%	1/15/15	1,725	1,804
Clorox Co.	3.550%	11/1/15	1,825	1,915
Clorox Co.	5.950%	10/15/17	15,415	17,554
Coca-Cola Co.	0.750%	3/13/15	1,800	1,808
Coca-Cola Co.	1.500%	11/15/15	11,490	11,701
Coca-Cola Co.	1.800%	9/1/16	9,800	10,079
Coca-Cola Co.	5.350%	11/15/17	5,750	6,536
Coca-Cola Co.	1.150%	4/1/18	350	341
Coca-Cola Co.	1.650%	11/1/18	19,000	18,751
Coca-Cola Co.	4.875%	3/15/19	8,775	9,876
Coca-Cola Co.	2.450%	11/1/20	10,300	10,015
Coca-Cola Co.	3.150%	11/15/20	8,100	8,205
Coca-Cola Co.	3.300%	9/1/21	3,350	3,368
Coca-Cola Co.	3.200%	11/1/23	22,425	21,508
Coca-Cola Enterprises Inc.	3.500%	9/15/20	1,150	1,154
Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,514
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,550	1,654
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	16,000	15,900
Coca-Cola HBC Finance BV	5.500%	9/17/15	8,150	8,713
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	6,361	8,242
Colgate-Palmolive Co.	1.300%	1/15/17	9,375	9,362
Colgate-Palmolive Co.	2.625%	5/1/17	700	725
Colgate-Palmolive Co.	2.450%	11/15/21	3,400	3,210
Colgate-Palmolive Co.	1.950%	2/1/23	1,125	982
Colgate-Palmolive Co.	2.100%	5/1/23	1,125	991
ConAgra Foods Inc.	1.350%	9/10/15	5,965	6,011
ConAgra Foods Inc.	1.300%	1/25/16	400	401
ConAgra Foods Inc.	5.819%	6/15/17	951	1,070
ConAgra Foods Inc.	1.900%	1/25/18	17,925	17,686

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConAgra Foods Inc.	7.000%	4/15/19	810	961
ConAgra Foods Inc.	3.250%	9/15/22	6,170	5,794
ConAgra Foods Inc.	3.200%	1/25/23	13,236	12,238
ConAgra Foods Inc.	7.125%	10/1/26	3,245	3,933
ConAgra Foods Inc.	7.000%	10/1/28	1,020	1,199
ConAgra Foods Inc.	8.250%	9/15/30	4,799	6,176
ConAgra Foods Inc.	4.650%	1/25/43	8,250	7,489
Covidien International Finance SA	1.350%	5/29/15	1,600	1,614
Covidien International Finance SA	2.800%	6/15/15	1,750	1,802
Covidien International Finance SA	6.000%	10/15/17	4,460	5,111
Covidien International Finance SA	3.200%	6/15/22	5,425	5,218
Covidien International Finance SA	2.950%	6/15/23	7,900	7,294
Covidien International Finance SA	6.550%	10/15/37	9,841	12,004
CR Bard Inc.	1.375%	1/15/18	3,250	3,156
CR Bard Inc.	6.700%	12/1/26	5,250	6,268
Delhaize Group SA	6.500%	6/15/17	3,700	4,161
Delhaize Group SA	4.125%	4/10/19	1,500	1,540
Delhaize Group SA	5.700%	10/1/40	5,532	5,190
DENTSPLY International Inc.	2.750%	8/15/16	2,800	2,882
DENTSPLY International Inc.	4.125%	8/15/21	1,575	1,576
Diageo Capital plc	0.625%	4/29/16	5,300	5,275
Diageo Capital plc	5.500%	9/30/16	1,275	1,428
Diageo Capital plc	1.500%	5/11/17	13,145	13,159
Diageo Capital plc	5.750%	10/23/17	6,404	7,306
Diageo Capital plc	1.125%	4/29/18	1,550	1,493
Diageo Capital plc	4.828%	7/15/20	1,555	1,710
Diageo Capital plc	2.625%	4/29/23	16,050	14,606
Diageo Capital plc	5.875%	9/30/36	1,875	2,145
Diageo Capital plc	3.875%	4/29/43	12,000	10,306
Diageo Finance BV	3.250%	1/15/15	375	386
Diageo Finance BV	5.300%	10/28/15	7,026	7,612
Diageo Investment Corp.	2.875%	5/11/22	2,425	2,311
Diageo Investment Corp.	7.450%	4/15/35	1,000	1,304
Diageo Investment Corp.	4.250%	5/11/42	3,748	3,401
Dignity Health California GO	3.125%	11/1/22	2,100	1,886
Dignity Health California GO	4.500%	11/1/42	8,325	6,695
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	1,150	1,194
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	5,847	6,897
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	6,050	6,108
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	275	260
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,225	1,180
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,475	2,242
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	950	1,208
Edwards Lifesciences Corp.	2.875%	10/15/18	1,550	1,548
Eli Lilly & Co.	5.200%	3/15/17	6,420	7,162
Eli Lilly & Co.	7.125%	6/1/25	220	279
Eli Lilly & Co.	5.500%	3/15/27	5,768	6,571
Eli Lilly & Co.	6.770%	1/1/36	1,250	1,566
Eli Lilly & Co.	5.550%	3/15/37	3,854	4,219
Eli Lilly & Co.	5.950%	11/15/37	800	918
Energizer Holdings Inc.	4.700%	5/19/21	3,600	3,633
Energizer Holdings Inc.	4.700%	5/24/22	575	573
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,500	1,348
Estee Lauder Cos. Inc.	6.000%	5/15/37	2,105	2,309
Estee Lauder Cos. Inc.	3.700%	8/15/42	4,925	4,012
Express Scripts Holding Co.	2.100%	2/12/15	4,400	4,465
Express Scripts Holding Co.	3.125%	5/15/16	7,150	7,478
Express Scripts Holding Co.	2.650%	2/15/17	18,075	18,650
Express Scripts Holding Co.	7.250%	6/15/19	1,945	2,367
Express Scripts Holding Co.	4.750%	11/15/21	13,125	13,873
Express Scripts Holding Co.	3.900%	2/15/22	13,200	13,145
Express Scripts Holding Co.	6.125%	11/15/41	4,778	5,368
Flowers Foods Inc.	4.375%	4/1/22	2,900	2,852
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	875

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,100	3,362
Genentech Inc.	4.750%	7/15/15	2,675	2,844
Genentech Inc.	5.250%	7/15/35	3,125	3,298
General Mills Inc.	5.200%	3/17/15	875	923
General Mills Inc.	5.700%	2/15/17	28,685	32,119
General Mills Inc.	5.650%	2/15/19	15,217	17,671
General Mills Inc.	3.150%	12/15/21	100	98
General Mills Inc.	5.400%	6/15/40	550	582
General Mills Inc.	4.150%	2/15/43	375	330
Gilead Sciences Inc.	2.400%	12/1/14	2,200	2,237
Gilead Sciences Inc.	3.050%	12/1/16	7,325	7,740
Gilead Sciences Inc.	4.500%	4/1/21	9,986	10,685
Gilead Sciences Inc.	4.400%	12/1/21	5,400	5,748
Gilead Sciences Inc.	5.650%	12/1/41	2,695	2,973
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	9,150	9,115
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	34,452	39,623
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	1,175	1,084
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,500	3,795
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	27,926	34,091
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	7,050	6,385
GlaxoSmithKline Capital plc	1.500%	5/8/17	1,000	1,002
GlaxoSmithKline Capital plc	2.850%	5/8/22	1,395	1,322
Hasbro Inc.	6.300%	9/15/17	5,350	6,067
Hasbro Inc.	6.350%	3/15/40	9,326	9,812
Hershey Co.	5.450%	9/1/16	1,275	1,426
Hershey Co.	1.500%	11/1/16	3,975	4,042
Hershey Co.	4.125%	12/1/20	3,325	3,554
Hillshire Brands Co.	4.100%	9/15/20	187	191
Hormel Foods Corp.	4.125%	4/15/21	1,300	1,343
Ingredion Inc.	3.200%	11/1/15	650	674
Ingredion Inc.	4.625%	11/1/20	885	923
Ingredion Inc.	6.625%	4/15/37	1,625	1,816
International Flavors & Fragrances Inc.	3.200%	5/1/23	925	855
JM Smucker Co.	3.500%	10/15/21	2,200	2,190
Johnson & Johnson	5.550%	8/15/17	4,695	5,365
Johnson & Johnson	5.150%	7/15/18	5,400	6,181
Johnson & Johnson	1.650%	12/5/18	6,250	6,193
Johnson & Johnson	3.375%	12/5/23	6,100	6,036
Johnson & Johnson	6.950%	9/1/29	4,400	5,781
Johnson & Johnson	4.950%	5/15/33	5,025	5,400
Johnson & Johnson	4.375%	12/5/33	4,425	4,437
Johnson & Johnson	5.950%	8/15/37	5,015	5,948
Johnson & Johnson	5.850%	7/15/38	1,924	2,274
Johnson & Johnson	4.500%	9/1/40	2,355	2,328
Johnson & Johnson	4.850%	5/15/41	20	21
Johnson & Johnson	4.500%	12/5/43	4,975	4,923
Kaiser Foundation Hospitals	3.500%	4/1/22	1,350	1,283
Kaiser Foundation Hospitals	4.875%	4/1/42	3,800	3,578
Kellogg Co.	1.125%	5/15/15	2,800	2,819
Kellogg Co.	4.450%	5/30/16	50	54
Kellogg Co.	1.875%	11/17/16	15,850	16,130
Kellogg Co.	3.250%	5/21/18	7,600	7,942
Kellogg Co.	4.150%	11/15/19	8,175	8,792
Kellogg Co.	3.125%	5/17/22	2,850	2,701
Kellogg Co.	7.450%	4/1/31	6,475	8,133
Kimberly-Clark Corp.	4.875%	8/15/15	5,250	5,621
Kimberly-Clark Corp.	6.125%	8/1/17	8,950	10,354
Kimberly-Clark Corp.	6.250%	7/15/18	175	206
Kimberly-Clark Corp.	3.625%	8/1/20	8,424	8,782
Kimberly-Clark Corp.	3.875%	3/1/21	425	442
Kimberly-Clark Corp.	2.400%	3/1/22	5,900	5,503
Kimberly-Clark Corp.	2.400%	6/1/23	450	407
Kimberly-Clark Corp.	6.625%	8/1/37	1,510	1,890
Kimberly-Clark Corp.	5.300%	3/1/41	6,418	6,918

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	3.700%	6/1/43	2,050	1,724
Koninklijke Philips NV	5.750%	3/11/18	10,400	11,895
Koninklijke Philips NV	3.750%	3/15/22	11,100	11,154
Koninklijke Philips NV	6.875%	3/11/38	4,300	5,121
Koninklijke Philips NV	5.000%	3/15/42	5,950	5,884
Kraft Foods Group Inc.	1.625%	6/4/15	2,000	2,027
Kraft Foods Group Inc.	2.250%	6/5/17	9,000	9,140
Kraft Foods Group Inc.	6.125%	8/23/18	10,210	11,893
Kraft Foods Group Inc.	5.375%	2/10/20	8,888	9,971
Kraft Foods Group Inc.	3.500%	6/6/22	10,735	10,505
Kraft Foods Group Inc.	6.875%	1/26/39	18,608	22,753
Kraft Foods Group Inc.	6.500%	2/9/40	4,080	4,765
Kraft Foods Group Inc.	5.000%	6/4/42	6,570	6,401
Kroger Co.	4.950%	1/15/15	1,725	1,799
Kroger Co.	3.900%	10/1/15	320	338
Kroger Co.	6.400%	8/15/17	7,325	8,410
Kroger Co.	6.800%	12/15/18	2,175	2,600
Kroger Co.	6.150%	1/15/20	7,895	9,009
Kroger Co.	3.300%	1/15/21	2,900	2,886
Kroger Co.	3.400%	4/15/22	875	839
Kroger Co.	3.850%	8/1/23	2,500	2,455
Kroger Co.	7.700%	6/1/29	8,200	9,967
Kroger Co.	8.000%	9/15/29	1,435	1,801
Kroger Co.	7.500%	4/1/31	7,395	8,959
Kroger Co.	6.900%	4/15/38	6,318	7,359
Kroger Co.	5.400%	7/15/40	18	18
Kroger Co.	5.000%	4/15/42	925	872
Kroger Co.	5.150%	8/1/43	700	685
Laboratory Corp. of America Holdings	5.625%	12/15/15	2,500	2,718
Laboratory Corp. of America Holdings	2.200%	8/23/17	2,355	2,367
Laboratory Corp. of America Holdings	2.500%	11/1/18	2,025	2,005
Laboratory Corp. of America Holdings	4.625%	11/15/20	200	209
Laboratory Corp. of America Holdings	3.750%	8/23/22	860	832
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,775	1,705
Life Technologies Corp.	4.400%	3/1/15	4,350	4,530
Life Technologies Corp.	3.500%	1/15/16	11,185	11,622
Life Technologies Corp.	6.000%	3/1/20	4,300	4,944
Life Technologies Corp.	5.000%	1/15/21	2,200	2,385
Lorillard Tobacco Co.	3.500%	8/4/16	7,500	7,891
Lorillard Tobacco Co.	8.125%	6/23/19	7,828	9,552
Lorillard Tobacco Co.	6.875%	5/1/20	100	115
Lorillard Tobacco Co.	3.750%	5/20/23	8,325	7,571
Lorillard Tobacco Co.	8.125%	5/1/40	4,000	4,806
Lorillard Tobacco Co.	7.000%	8/4/41	4,375	4,740
Mattel Inc.	2.500%	11/1/16	450	464
Mattel Inc.	1.700%	3/15/18	2,275	2,230
Mattel Inc.	3.150%	3/15/23	800	740
Mattel Inc.	5.450%	11/1/41	1,518	1,513
3 Mayo Clinic	3.774%	11/15/43	11,800	9,559
3 Mayo Clinic	4.000%	11/15/47	4,025	3,301
McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,900
McCormick & Co. Inc.	3.500%	9/1/23	1,800	1,761
McKesson Corp.	0.950%	12/4/15	4,775	4,774
McKesson Corp.	3.250%	3/1/16	1,475	1,540
McKesson Corp.	5.700%	3/1/17	1,015	1,133
McKesson Corp.	7.500%	2/15/19	34	41
McKesson Corp.	4.750%	3/1/21	14,695	15,599
McKesson Corp.	2.700%	12/15/22	1,800	1,613
McKesson Corp.	6.000%	3/1/41	4,093	4,570
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,935	3,207
Mead Johnson Nutrition Co.	5.900%	11/1/39	11,175	12,022
Medco Health Solutions Inc.	2.750%	9/15/15	10,525	10,837
Medco Health Solutions Inc.	7.125%	3/15/18	15,138	17,923
Medtronic Inc.	3.000%	3/15/15	15,775	16,282

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Medtronic Inc.	4.750%	9/15/15	4,450	4,766
Medtronic Inc.	1.375%	4/1/18	12,575	12,334
Medtronic Inc.	5.600%	3/15/19	1,150	1,331
Medtronic Inc.	4.450%	3/15/20	2,465	2,708
Medtronic Inc.	2.750%	4/1/23	15,200	14,067
Medtronic Inc.	6.500%	3/15/39	2,445	2,969
Medtronic Inc.	5.550%	3/15/40	4,275	4,673
Medtronic Inc.	4.500%	3/15/42	4,095	3,855
Medtronic Inc.	4.000%	4/1/43	4,250	3,740
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,231
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,100	6,630
Merck & Co. Inc.	2.250%	1/15/16	35,050	36,144
Merck & Co. Inc.	6.000%	9/15/17	2,450	2,849
Merck & Co. Inc.	1.100%	1/31/18	3,573	3,481
Merck & Co. Inc.	1.300%	5/18/18	12,800	12,439
Merck & Co. Inc.	3.875%	1/15/21	7,230	7,605
Merck & Co. Inc.	2.800%	5/18/23	12,300	11,439
Merck & Co. Inc.	6.500%	12/1/33	4,118	5,097
Merck & Co. Inc.	6.550%	9/15/37	11,263	13,952
Merck & Co. Inc.	3.600%	9/15/42	2,947	2,429
Merck & Co. Inc.	4.150%	5/18/43	9,750	8,866
Merck Sharp & Dohme Corp.	4.750%	3/1/15	1,470	1,542
Merck Sharp & Dohme Corp.	4.000%	6/30/15	9,775	10,279
Merck Sharp & Dohme Corp.	5.000%	6/30/19	5,535	6,280
Merck Sharp & Dohme Corp.	6.400%	3/1/28	4,148	5,000
Merck Sharp & Dohme Corp.	5.950%	12/1/28	2,150	2,499
Merck Sharp & Dohme Corp.	5.750%	11/15/36	10,775	12,115
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,855	2,157
Molson Coors Brewing Co.	2.000%	5/1/17	1,300	1,306
Molson Coors Brewing Co.	3.500%	5/1/22	1,450	1,423
Molson Coors Brewing Co.	5.000%	5/1/42	13,812	13,416
Mondelez International Inc.	4.125%	2/9/16	12,325	13,085
Mondelez International Inc.	6.500%	8/11/17	5	6
Mondelez International Inc.	6.125%	2/1/18	435	503
Mondelez International Inc.	5.375%	2/10/20	28,691	32,579
Mondelez International Inc.	6.500%	11/1/31	8,615	9,846
Mondelez International Inc.	7.000%	8/11/37	11,606	14,346
Mondelez International Inc.	6.875%	2/1/38	9,363	11,393
Mondelez International Inc.	6.875%	1/26/39	1,300	1,594
Mondelez International Inc.	6.500%	2/9/40	16,150	19,223
6 Mylan Inc.	1.800%	6/24/16	1,150	1,164
Mylan Inc.	1.350%	11/29/16	5,000	4,994
6 Mylan Inc.	2.600%	6/24/18	2,600	2,604
Mylan Inc.	2.550%	3/28/19	4,500	4,457
Mylan Inc.	4.200%	11/29/23	4,350	4,274
Mylan Inc.	5.400%	11/29/43	3,550	3,574
Newell Rubbermaid Inc.	2.000%	6/15/15	625	633
Newell Rubbermaid Inc.	2.050%	12/1/17	2,525	2,515
Newell Rubbermaid Inc.	4.700%	8/15/20	700	731
Newell Rubbermaid Inc.	4.000%	6/15/22	450	438
Novant Health Inc.	5.850%	11/1/19	6,125	6,837
Novant Health Inc.	4.371%	11/1/43	7,100	5,918
Novartis Capital Corp.	2.900%	4/24/15	20,705	21,395
Novartis Capital Corp.	4.400%	4/24/20	425	461
Novartis Capital Corp.	2.400%	9/21/22	17,825	16,300
Novartis Capital Corp.	3.700%	9/21/42	3,850	3,310
Novartis Securities Investment Ltd.	5.125%	2/10/19	13,500	15,252
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	3,450	3,397
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,024	12,535
PepsiAmericas Inc.	4.875%	1/15/15	1,275	1,332
PepsiAmericas Inc.	5.000%	5/15/17	3,800	4,198
PepsiCo Inc.	3.100%	1/15/15	400	411
PepsiCo Inc.	2.500%	5/10/16	10,500	10,893
PepsiCo Inc.	1.250%	8/13/17	5,075	5,037

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	5.000%	6/1/18	14,670	16,525
PepsiCo Inc.	7.900%	11/1/18	4,003	5,027
PepsiCo Inc.	2.250%	1/7/19	11,500	11,529
PepsiCo Inc.	4.500%	1/15/20	7,930	8,668
PepsiCo Inc.	3.000%	8/25/21	7,187	7,071
PepsiCo Inc.	2.750%	3/5/22	6,250	5,915
PepsiCo Inc.	5.500%	1/15/40	8,825	9,593
PepsiCo Inc.	4.875%	11/1/40	4,550	4,517
PepsiCo Inc.	4.000%	3/5/42	10,625	9,210
PepsiCo Inc.	3.600%	8/13/42	3,856	3,164
PerkinElmer Inc.	5.000%	11/15/21	1,275	1,299
6 Perrigo Co. plc	1.300%	11/8/16	2,900	2,892
6 Perrigo Co. plc	2.300%	11/8/18	2,850	2,813
6 Perrigo Co. plc	4.000%	11/15/23	3,925	3,825
6 Perrigo Co. plc	5.300%	11/15/43	1,450	1,419
Pfizer Inc.	5.350%	3/15/15	40,725	43,070
Pfizer Inc.	1.500%	6/15/18	5,400	5,323
Pfizer Inc.	6.200%	3/15/19	27,120	32,155
Pfizer Inc.	3.000%	6/15/23	6,050	5,697
Pfizer Inc.	7.200%	3/15/39	10,335	13,911
Pfizer Inc.	4.300%	6/15/43	1,100	1,031
Pharmacia Corp.	6.600%	12/1/28	1,750	2,154
Philip Morris International Inc.	2.500%	5/16/16	3,065	3,178
Philip Morris International Inc.	1.625%	3/20/17	5,150	5,183
Philip Morris International Inc.	5.650%	5/16/18	10,980	12,629
Philip Morris International Inc.	1.875%	1/15/19	14,500	14,227
Philip Morris International Inc.	4.125%	5/17/21	800	833
Philip Morris International Inc.	2.625%	3/6/23	5,000	4,498
Philip Morris International Inc.	3.600%	11/15/23	9,400	9,096
Philip Morris International Inc.	6.375%	5/16/38	22,722	26,827
Philip Morris International Inc.	4.375%	11/15/41	8,750	7,915
Philip Morris International Inc.	4.500%	3/20/42	5,118	4,759
Philip Morris International Inc.	3.875%	8/21/42	7,250	6,118
Philip Morris International Inc.	4.125%	3/4/43	2,150	1,873
Philip Morris International Inc.	4.875%	11/15/43	10,750	10,634
3 Procter & Gamble - Esop	9.360%	1/1/21	7,634	9,768
Procter & Gamble Co.	0.700%	8/15/14	2,950	2,959
Procter & Gamble Co.	3.500%	2/15/15	7,750	8,012
Procter & Gamble Co.	1.800%	11/15/15	5,000	5,120
Procter & Gamble Co.	4.850%	12/15/15	1,275	1,380
Procter & Gamble Co.	1.450%	8/15/16	3,650	3,708
Procter & Gamble Co.	1.600%	11/15/18	6,700	6,624
Procter & Gamble Co.	4.700%	2/15/19	3,495	3,914
Procter & Gamble Co.	2.300%	2/6/22	7,350	6,882
Procter & Gamble Co.	6.450%	1/15/26	3,875	4,804
Procter & Gamble Co.	5.500%	2/1/34	5,963	6,658
Procter & Gamble Co.	5.800%	8/15/34	270	312
Procter & Gamble Co.	5.550%	3/5/37	12,895	14,701
Quest Diagnostics Inc.	5.450%	11/1/15	6,375	6,871
Quest Diagnostics Inc.	6.400%	7/1/17	140	159
Quest Diagnostics Inc.	4.700%	4/1/21	1,600	1,637
Quest Diagnostics Inc.	6.950%	7/1/37	4,175	4,602
Quest Diagnostics Inc.	5.750%	1/30/40	18	18
Reynolds American Inc.	6.750%	6/15/17	5,836	6,707
Reynolds American Inc.	4.850%	9/15/23	1,300	1,337
Reynolds American Inc.	7.250%	6/15/37	3,858	4,502
Reynolds American Inc.	4.750%	11/1/42	10,125	8,948
Reynolds American Inc.	6.150%	9/15/43	1,300	1,396
Safeway Inc.	3.400%	12/1/16	9,500	9,897
Safeway Inc.	6.350%	8/15/17	5,230	5,874
Safeway Inc.	5.000%	8/15/19	1,020	1,084
Safeway Inc.	3.950%	8/15/20	1,200	1,197
Safeway Inc.	7.250%	2/1/31	5,877	5,996
Sanofi	2.625%	3/29/16	32,376	33,654

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sanofi	1.250%	4/10/18	12,075	11,766
Sanofi	4.000%	3/29/21	10,846	11,338
St. Jude Medical Inc.	2.500%	1/15/16	550	564
St. Jude Medical Inc.	3.250%	4/15/23	7,725	7,188
St. Jude Medical Inc.	4.750%	4/15/43	6,950	6,528
Stryker Corp.	3.000%	1/15/15	2,100	2,155
Stryker Corp.	2.000%	9/30/16	5,390	5,536
Stryker Corp.	4.375%	1/15/20	1,425	1,539
Sysco Corp.	5.250%	2/12/18	2,625	2,944
Sysco Corp.	5.375%	9/21/35	6,375	6,634
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	6,893	7,087
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	1,125	1,101
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	11,275	10,185
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	5,819	6,366
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	5,325	5,495
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	8,400	8,132
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,325	9,789
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,650	6,855
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,115	11,624
Thermo Fisher Scientific Inc.	1.300%	2/1/17	1,550	1,546
Thermo Fisher Scientific Inc.	1.850%	1/15/18	6,610	6,581
Thermo Fisher Scientific Inc.	2.400%	2/1/19	1,000	994
Thermo Fisher Scientific Inc.	4.700%	5/1/20	725	787
Thermo Fisher Scientific Inc.	4.500%	3/1/21	10,400	10,972
Thermo Fisher Scientific Inc.	3.600%	8/15/21	1,500	1,491
Thermo Fisher Scientific Inc.	4.150%	2/1/24	2,500	2,483
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,700	1,724
Tupperware Brands Corp.	4.750%	6/1/21	2,800	2,798
Tyson Foods Inc.	6.600%	4/1/16	70	78
Tyson Foods Inc.	4.500%	6/15/22	17,855	18,123
Unilever Capital Corp.	3.650%	2/15/14	6,275	6,297
Unilever Capital Corp.	0.450%	7/30/15	450	450
Unilever Capital Corp.	2.750%	2/10/16	200	208
Unilever Capital Corp.	0.850%	8/2/17	5,700	5,549
Unilever Capital Corp.	4.800%	2/15/19	1,500	1,681
Unilever Capital Corp.	4.250%	2/10/21	6,870	7,333
Unilever Capital Corp.	5.900%	11/15/32	4,025	4,896
UST LLC	5.750%	3/1/18	2,700	3,060
Whirlpool Corp.	4.850%	6/15/21	2,500	2,632
Whirlpool Corp.	4.700%	6/1/22	1,675	1,737
Wyeth LLC	5.500%	2/15/16	2,485	2,733
Wyeth LLC	5.450%	4/1/17	925	1,041
Wyeth LLC	6.450%	2/1/24	1,500	1,798
Wyeth LLC	6.500%	2/1/34	5,875	7,149
Wyeth LLC	6.000%	2/15/36	10,730	12,579
Wyeth LLC	5.950%	4/1/37	25,954	30,129
Zimmer Holdings Inc.	4.625%	11/30/19	1,075	1,174
Zimmer Holdings Inc.	3.375%	11/30/21	2,725	2,623
Zimmer Holdings Inc.	5.750%	11/30/39	4,340	4,767
Zoetis Inc.	1.150%	2/1/16	14,500	14,534
Zoetis Inc.	1.875%	2/1/18	1,525	1,513
Zoetis Inc.	3.250%	2/1/23	11,935	11,147
Zoetis Inc.	4.700%	2/1/43	3,253	3,046
Energy (1.8%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,409	4,011
Anadarko Finance Co.	7.500%	5/1/31	1,238	1,508
Anadarko Petroleum Corp.	5.950%	9/15/16	36,306	40,516
Anadarko Petroleum Corp.	6.375%	9/15/17	7,730	8,879
Anadarko Petroleum Corp.	6.450%	9/15/36	9,840	11,064
Anadarko Petroleum Corp.	7.950%	6/15/39	3,475	4,585
Anadarko Petroleum Corp.	6.200%	3/15/40	7,085	7,796
Apache Corp.	5.625%	1/15/17	850	956

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apache Corp.	1.750%	4/15/17	800	804
Apache Corp.	6.900%	9/15/18	7,100	8,579
Apache Corp.	3.625%	2/1/21	4,700	4,834
Apache Corp.	3.250%	4/15/22	3,818	3,755
Apache Corp.	6.000%	1/15/37	11,020	12,364
Apache Corp.	5.100%	9/1/40	12,830	12,915
Apache Corp.	5.250%	2/1/42	9,300	9,529
Apache Corp.	4.750%	4/15/43	4,000	3,844
Apache Finance Canada Corp.	7.750%	12/15/29	1,080	1,414
Baker Hughes Inc.	7.500%	11/15/18	240	299
Baker Hughes Inc.	6.875%	1/15/29	990	1,222
Baker Hughes Inc.	5.125%	9/15/40	18,010	18,873
BJ Services Co.	6.000%	6/1/18	4,450	5,123
BP Capital Markets plc	3.875%	3/10/15	9,985	10,383
BP Capital Markets plc	3.125%	10/1/15	18,385	19,229
BP Capital Markets plc	0.700%	11/6/15	5,500	5,519
BP Capital Markets plc	3.200%	3/11/16	20,350	21,374
BP Capital Markets plc	2.248%	11/1/16	10,653	11,047
BP Capital Markets plc	1.846%	5/5/17	17,675	17,808
BP Capital Markets plc	1.375%	11/6/17	3,350	3,302
BP Capital Markets plc	1.375%	5/10/18	14,225	13,832
BP Capital Markets plc	2.241%	9/26/18	3,875	3,888
BP Capital Markets plc	4.750%	3/10/19	9,785	10,881
BP Capital Markets plc	4.742%	3/11/21	14,300	15,484
BP Capital Markets plc	3.561%	11/1/21	7,335	7,350
BP Capital Markets plc	3.245%	5/6/22	11,175	10,789
BP Capital Markets plc	2.500%	11/6/22	16,292	14,830
BP Capital Markets plc	2.750%	5/10/23	11,315	10,296
Burlington Resources Finance Co.	7.200%	8/15/31	750	956
Burlington Resources Finance Co.	7.400%	12/1/31	4,275	5,549
Cameron International Corp.	1.600%	4/30/15	4,050	4,083
Cameron International Corp.	1.150%	12/15/16	2,200	2,197
Cameron International Corp.	6.375%	7/15/18	975	1,141
Cameron International Corp.	4.000%	12/15/23	3,200	3,156
Cameron International Corp.	7.000%	7/15/38	1,245	1,509
Cameron International Corp.	5.950%	6/1/41	400	437
Cameron International Corp.	5.125%	12/15/43	3,075	3,052
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,225	4,738
Canadian Natural Resources Ltd.	5.700%	5/15/17	12,561	14,127
Canadian Natural Resources Ltd.	3.450%	11/15/21	525	515
Canadian Natural Resources Ltd.	7.200%	1/15/32	4,818	5,720
Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	6,583
Canadian Natural Resources Ltd.	5.850%	2/1/35	175	185
Canadian Natural Resources Ltd.	6.500%	2/15/37	9,505	10,761
Canadian Natural Resources Ltd.	6.250%	3/15/38	980	1,095
Cenovus Energy Inc.	5.700%	10/15/19	4,675	5,323
Cenovus Energy Inc.	3.000%	8/15/22	800	749
Cenovus Energy Inc.	6.750%	11/15/39	21,471	25,004
Cenovus Energy Inc.	4.450%	9/15/42	2,838	2,517
Chevron Corp.	0.889%	6/24/16	1,725	1,731
Chevron Corp.	1.104%	12/5/17	11,550	11,354
Chevron Corp.	1.718%	6/24/18	12,090	12,051
Chevron Corp.	4.950%	3/3/19	12,880	14,664
Chevron Corp.	2.427%	6/24/20	5,000	4,915
Chevron Corp.	2.355%	12/5/22	12,675	11,544
Chevron Corp.	3.191%	6/24/23	2,075	1,996
ConocoPhillips	4.600%	1/15/15	12,915	13,465
ConocoPhillips	6.650%	7/15/18	35	42
ConocoPhillips	5.750%	2/1/19	29,145	33,941
ConocoPhillips	5.900%	10/15/32	10,051	11,497
ConocoPhillips	5.900%	5/15/38	4,287	4,984
ConocoPhillips	6.500%	2/1/39	7,443	9,309
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	28,725	32,254
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	4,470	5,174

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips Co.	1.050%	12/15/17	1,000	982
ConocoPhillips Co.	2.400%	12/15/22	1,000	909
ConocoPhillips Holding Co.	6.950%	4/15/29	9,465	11,929
Continental Resources Inc.	5.000%	9/15/22	21,025	21,840
Continental Resources Inc.	4.500%	4/15/23	11,428	11,585
Devon Energy Corp.	2.400%	7/15/16	750	773
Devon Energy Corp.	1.875%	5/15/17	1,525	1,537
Devon Energy Corp.	6.300%	1/15/19	10	12
Devon Energy Corp.	4.000%	7/15/21	4,250	4,356
Devon Energy Corp.	3.250%	5/15/22	5,825	5,561
Devon Energy Corp.	7.950%	4/15/32	7,650	9,957
Devon Energy Corp.	5.600%	7/15/41	6,518	6,747
Devon Energy Corp.	4.750%	5/15/42	18	17
Devon Financing Co. LLC	7.875%	9/30/31	16,536	21,269
Diamond Offshore Drilling Inc.	4.875%	7/1/15	600	638
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,700	3,139
Diamond Offshore Drilling Inc.	3.450%	11/1/23	1,950	1,884
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,760	5,157
Diamond Offshore Drilling Inc.	4.875%	11/1/43	5,525	5,390
Encana Corp.	5.900%	12/1/17	6,075	6,888
Encana Corp.	3.900%	11/15/21	6,450	6,407
Encana Corp.	7.200%	11/1/31	5,675	6,485
Encana Corp.	6.500%	8/15/34	8,993	9,877
Encana Corp.	6.625%	8/15/37	4,479	4,948
Encana Corp.	6.500%	2/1/38	18	20
Encana Corp.	5.150%	11/15/41	18	17
Ensco plc	3.250%	3/15/16	4,675	4,885
Ensco plc	4.700%	3/15/21	4,700	4,970
EOG Resources Inc.	2.950%	6/1/15	5,485	5,680
EOG Resources Inc.	5.875%	9/15/17	5,325	6,141
EOG Resources Inc.	5.625%	6/1/19	35	41
EOG Resources Inc.	4.400%	6/1/20	5,875	6,333
EOG Resources Inc.	4.100%	2/1/21	9,550	10,010
EOG Resources Inc.	2.625%	3/15/23	9,993	9,111
EQT Corp.	6.500%	4/1/18	16,425	18,593
EQT Corp.	8.125%	6/1/19	325	395
FMC Technologies Inc.	2.000%	10/1/17	3,000	2,975
FMC Technologies Inc.	3.450%	10/1/22	1,100	1,024
Global Marine Inc.	7.000%	6/1/28	3,150	3,281
Halliburton Co.	1.000%	8/1/16	5,125	5,140
Halliburton Co.	2.000%	8/1/18	5,125	5,129
Halliburton Co.	5.900%	9/15/18	3,015	3,512
Halliburton Co.	6.150%	9/15/19	2,120	2,524
Halliburton Co.	3.500%	8/1/23	5,075	4,918
Halliburton Co.	6.700%	9/15/38	10,240	12,568
Halliburton Co.	7.450%	9/15/39	5,088	6,785
Halliburton Co.	4.500%	11/15/41	5,275	4,983
Halliburton Co.	4.750%	8/1/43	5,825	5,703
Hess Corp.	8.125%	2/15/19	11,269	14,038
Hess Corp.	7.875%	10/1/29	5,895	7,483
Hess Corp.	7.300%	8/15/31	4,528	5,507
Hess Corp.	7.125%	3/15/33	4,241	5,089
Hess Corp.	6.000%	1/15/40	10,618	11,497
Hess Corp.	5.600%	2/15/41	2,300	2,387
Husky Energy Inc.	6.150%	6/15/19	800	910
Husky Energy Inc.	7.250%	12/15/19	2,435	2,950
Husky Energy Inc.	3.950%	4/15/22	3,150	3,115
Husky Energy Inc.	6.800%	9/15/37	2,500	3,012
Kerr-McGee Corp.	6.950%	7/1/24	9,020	10,498
Kerr-McGee Corp.	7.875%	9/15/31	1,604	1,989
Marathon Oil Corp.	0.900%	11/1/15	2,510	2,517
Marathon Oil Corp.	6.000%	10/1/17	14,175	16,271
Marathon Oil Corp.	5.900%	3/15/18	4,047	4,646
Marathon Oil Corp.	2.800%	11/1/22	6,125	5,639

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marathon Oil Corp.	6.800%	3/15/32	7,367	8,767
Marathon Oil Corp.	6.600%	10/1/37	4,438	5,331
Marathon Petroleum Corp.	3.500%	3/1/16	3,000	3,149
Marathon Petroleum Corp.	5.125%	3/1/21	6,800	7,364
Marathon Petroleum Corp.	6.500%	3/1/41	13,795	15,761
Murphy Oil Corp.	3.700%	12/1/22	5,120	4,709
Murphy Oil Corp.	7.050%	5/1/29	4,700	5,007
Murphy Oil Corp.	5.125%	12/1/42	2,044	1,757
6 Nabors Industries Inc.	2.350%	9/15/16	1,550	1,574
Nabors Industries Inc.	6.150%	2/15/18	22,650	25,478
Nabors Industries Inc.	9.250%	1/15/19	600	746
Nabors Industries Inc.	5.000%	9/15/20	2,325	2,413
6 Nabors Industries Inc.	5.100%	9/15/23	900	901
National Oilwell Varco Inc.	1.350%	12/1/17	13,525	13,381
National Oilwell Varco Inc.	2.600%	12/1/22	15,275	14,032
National Oilwell Varco Inc.	3.950%	12/1/42	4,773	4,187
Noble Energy Inc.	8.250%	3/1/19	3,829	4,775
Noble Energy Inc.	4.150%	12/15/21	8,975	9,213
Noble Energy Inc.	8.000%	4/1/27	525	669
Noble Energy Inc.	6.000%	3/1/41	10,645	11,558
Noble Energy Inc.	5.250%	11/15/43	5,725	5,687
Noble Holding International Ltd.	3.450%	8/1/15	9,200	9,542
Noble Holding International Ltd.	3.050%	3/1/16	4,250	4,365
Noble Holding International Ltd.	4.900%	8/1/20	3,825	4,031
Noble Holding International Ltd.	3.950%	3/15/22	1,225	1,187
Noble Holding International Ltd.	6.200%	8/1/40	4,468	4,663
Noble Holding International Ltd.	6.050%	3/1/41	1,020	1,044
Noble Holding International Ltd.	5.250%	3/15/42	1,225	1,169
Occidental Petroleum Corp.	2.500%	2/1/16	9,675	10,025
Occidental Petroleum Corp.	1.750%	2/15/17	4,551	4,616
Occidental Petroleum Corp.	1.500%	2/15/18	2,550	2,515
Occidental Petroleum Corp.	4.100%	2/1/21	15,225	16,076
Occidental Petroleum Corp.	3.125%	2/15/22	2,375	2,304
Occidental Petroleum Corp.	2.700%	2/15/23	10,068	9,214
Petro-Canada	6.050%	5/15/18	12,390	14,276
Petro-Canada	7.875%	6/15/26	2,800	3,590
Petro-Canada	5.350%	7/15/33	4,825	4,869
Petro-Canada	5.950%	5/15/35	7,060	7,610
Petro-Canada	6.800%	5/15/38	8,063	9,626
Petrohawk Energy Corp.	10.500%	8/1/14	1,725	1,738
Petrohawk Energy Corp.	7.875%	6/1/15	1,900	1,950
Petrohawk Energy Corp.	6.250%	6/1/19	3,350	3,677
Phillips 66	1.950%	3/5/15	2,250	2,283
Phillips 66	2.950%	5/1/17	19,250	20,034
Phillips 66	4.300%	4/1/22	12,325	12,504
Phillips 66	5.875%	5/1/42	15,668	16,922
Pioneer Natural Resources Co.	5.875%	7/15/16	325	361
Pioneer Natural Resources Co.	6.875%	5/1/18	3,250	3,824
Pioneer Natural Resources Co.	3.950%	7/15/22	3,910	3,918
Pride International Inc.	8.500%	6/15/19	725	916
Pride International Inc.	6.875%	8/15/20	14,600	17,418
Pride International Inc.	7.875%	8/15/40	9,100	12,221
Rowan Cos. Inc.	7.875%	8/1/19	6,000	7,259
Rowan Cos. Inc.	4.875%	6/1/22	1,200	1,223
Rowan Cos. Inc.	5.400%	12/1/42	4,225	3,909
Schlumberger Investment SA	3.650%	12/1/23	8,325	8,229
Shell International Finance BV	3.100%	6/28/15	13,625	14,138
Shell International Finance BV	3.250%	9/22/15	3,600	3,768
Shell International Finance BV	0.625%	12/4/15	75	75
Shell International Finance BV	1.900%	8/10/18	5,000	4,975
Shell International Finance BV	2.000%	11/15/18	2,375	2,373
Shell International Finance BV	4.300%	9/22/19	27,285	29,858
Shell International Finance BV	4.375%	3/25/20	4,650	5,085
Shell International Finance BV	2.375%	8/21/22	8,000	7,318

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	2.250%	1/6/23	1,850	1,644
Shell International Finance BV	3.400%	8/12/23	15,395	14,967
Shell International Finance BV	6.375%	12/15/38	25,728	31,701
Shell International Finance BV	5.500%	3/25/40	3,018	3,344
Shell International Finance BV	4.550%	8/12/43	7,575	7,307
Southwestern Energy Co.	4.100%	3/15/22	2,447	2,413
Suncor Energy Inc.	6.100%	6/1/18	875	1,011
Suncor Energy Inc.	7.150%	2/1/32	4,903	6,261
Suncor Energy Inc.	5.950%	12/1/34	260	278
Suncor Energy Inc.	6.500%	6/15/38	22,355	25,891
Suncor Energy Inc.	6.850%	6/1/39	4,519	5,430
Talisman Energy Inc.	7.750%	6/1/19	16,137	19,351
Talisman Energy Inc.	3.750%	2/1/21	1,285	1,245
Talisman Energy Inc.	7.250%	10/15/27	850	954
Talisman Energy Inc.	5.850%	2/1/37	6,500	6,320
Talisman Energy Inc.	6.250%	2/1/38	173	176
Talisman Energy Inc.	5.500%	5/15/42	18	17
Tosco Corp.	7.800%	1/1/27	725	961
Tosco Corp.	8.125%	2/15/30	16,855	23,386
Total Capital Canada Ltd.	1.625%	1/28/14	5,325	5,330
Total Capital Canada Ltd.	1.450%	1/15/18	4,325	4,286
Total Capital Canada Ltd.	2.750%	7/15/23	11,155	10,294
Total Capital International SA	0.750%	1/25/16	8,250	8,244
Total Capital International SA	1.000%	8/12/16	1,800	1,803
Total Capital International SA	1.500%	2/17/17	300	300
Total Capital International SA	1.550%	6/28/17	8,525	8,520
Total Capital International SA	2.875%	2/17/22	4,200	3,979
Total Capital International SA	2.700%	1/25/23	5,400	4,972
Total Capital International SA	3.700%	1/15/24	2,500	2,473
Total Capital SA	3.000%	6/24/15	21,075	21,858
Total Capital SA	2.300%	3/15/16	975	1,004
Total Capital SA	2.125%	8/10/18	7,320	7,342
Total Capital SA	4.450%	6/24/20	6,200	6,717
Total Capital SA	4.125%	1/28/21	22,400	23,584
Transocean Inc.	4.950%	11/15/15	11,700	12,539
Transocean Inc.	2.500%	10/15/17	5,750	5,832
Transocean Inc.	6.000%	3/15/18	9,135	10,271
Transocean Inc.	6.500%	11/15/20	7,560	8,606
Transocean Inc.	6.375%	12/15/21	13,300	14,921
Transocean Inc.	3.800%	10/15/22	3,100	2,937
Transocean Inc.	7.500%	4/15/31	2,038	2,365
Transocean Inc.	6.800%	3/15/38	5,763	6,431
Transocean Inc.	7.350%	12/15/41	8,975	10,726
Valero Energy Corp.	4.500%	2/1/15	2,625	2,730
Valero Energy Corp.	9.375%	3/15/19	8,351	10,830
Valero Energy Corp.	6.125%	2/1/20	12,675	14,457
Valero Energy Corp.	7.500%	4/15/32	10,571	12,857
Valero Energy Corp.	6.625%	6/15/37	8,908	10,124
Valero Energy Corp.	10.500%	3/15/39	23	34
Weatherford International LLC	6.350%	6/15/17	5,750	6,520
Weatherford International LLC	6.800%	6/15/37	275	296
Weatherford International Ltd.	5.500%	2/15/16	10	11
Weatherford International Ltd.	6.000%	3/15/18	8,360	9,420
Weatherford International Ltd.	9.625%	3/1/19	40,056	51,602
Weatherford International Ltd.	6.500%	8/1/36	539	562
Weatherford International Ltd.	7.000%	3/15/38	1,750	1,923
Weatherford International Ltd.	6.750%	9/15/40	1,018	1,094
Weatherford International Ltd.	5.950%	4/15/42	18	18
XTO Energy Inc.	6.250%	8/1/17	9,075	10,550
XTO Energy Inc.	5.500%	6/15/18	500	576
Other Industrial (0.0%)
California Institute of Technology GO	4.700%	11/1/11	11,800	10,066
Cintas Corp. No 2	6.125%	12/1/17	1,625	1,835

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cintas Corp. No 2	3.250%	6/1/22	4,000	3,815
Fluor Corp.	3.375%	9/15/21	2,425	2,355
Howard Hughes Medical Institute	3.500%	9/1/23	1,650	1,615
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	4,125	3,535
Massachusetts Institute of Technology GO	5.600%	7/1/11	9,085	10,301
3 Northwestern University GO	4.643%	12/1/44	3,750	3,676
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	1,750	1,491
University of Pennsylvania GO	4.674%	9/1/12	10,350	9,110
6 URS Corp.	5.500%	4/1/22	6,170	6,078
Technology (1.2%)
Adobe Systems Inc.	3.250%	2/1/15	4,525	4,652
Adobe Systems Inc.	4.750%	2/1/20	6,625	7,199
Agilent Technologies Inc.	5.500%	9/14/15	3,125	3,369
Agilent Technologies Inc.	6.500%	11/1/17	3,350	3,880
Agilent Technologies Inc.	5.000%	7/15/20	4,400	4,734
Agilent Technologies Inc.	3.200%	10/1/22	6,200	5,665
Agilent Technologies Inc.	3.875%	7/15/23	650	616
Altera Corp.	1.750%	5/15/17	7,250	7,150
Altera Corp.	2.500%	11/15/18	12,550	12,466
Altera Corp.	4.100%	11/15/23	3,300	3,183
Amphenol Corp.	4.000%	2/1/22	550	538
Analog Devices Inc.	3.000%	4/15/16	1,075	1,123
Analog Devices Inc.	2.875%	6/1/23	5,400	4,904
Apple Inc.	0.450%	5/3/16	13,700	13,623
Apple Inc.	1.000%	5/3/18	24,950	24,147
Apple Inc.	2.400%	5/3/23	34,100	30,480
Apple Inc.	3.850%	5/4/43	20,450	17,087
Applied Materials Inc.	2.650%	6/15/16	1,000	1,039
Applied Materials Inc.	4.300%	6/15/21	7,025	7,219
Applied Materials Inc.	5.850%	6/15/41	9,245	9,470
Arrow Electronics Inc.	3.375%	11/1/15	2,600	2,695
Arrow Electronics Inc.	5.125%	3/1/21	1,185	1,217
Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,082
Autodesk Inc.	1.950%	12/15/17	9,014	8,924
Autodesk Inc.	3.600%	12/15/22	1,600	1,482
Avnet Inc.	6.625%	9/15/16	235	264
Avnet Inc.	4.875%	12/1/22	4,175	4,179
Baidu Inc.	2.250%	11/28/17	4,650	4,628
Baidu Inc.	3.500%	11/28/22	14,750	13,499
Broadcom Corp.	2.700%	11/1/18	7,030	7,136
Broadcom Corp.	2.500%	8/15/22	10,100	9,019
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,100	1,103
CA Inc.	2.875%	8/15/18	3,000	3,005
CA Inc.	5.375%	12/1/19	3,500	3,903
CA Inc.	4.500%	8/15/23	4,175	4,120
Cisco Systems Inc.	5.500%	2/22/16	13,085	14,405
Cisco Systems Inc.	3.150%	3/14/17	7,165	7,583
Cisco Systems Inc.	4.950%	2/15/19	25,264	28,374
Cisco Systems Inc.	4.450%	1/15/20	24,345	26,459
Cisco Systems Inc.	5.900%	2/15/39	19,568	21,728
Cisco Systems Inc.	5.500%	1/15/40	3,235	3,414
Computer Sciences Corp.	2.500%	9/15/15	2,500	2,553
Computer Sciences Corp.	6.500%	3/15/18	5,150	5,934
Corning Inc.	1.450%	11/15/17	800	798
Corning Inc.	6.625%	5/15/19	3,180	3,832
Corning Inc.	4.250%	8/15/20	300	317
Corning Inc.	3.700%	11/15/23	3,900	3,840
Corning Inc.	7.250%	8/15/36	300	343
Corning Inc.	4.700%	3/15/37	8,368	7,933
Corning Inc.	5.750%	8/15/40	4,535	4,889
Corning Inc.	4.750%	3/15/42	1,078	1,032
Dun & Bradstreet Corp.	3.250%	12/1/17	800	812

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dun & Bradstreet Corp.	4.375%	12/1/22	1,725	1,663
EMC Corp.	1.875%	6/1/18	21,829	21,608
EMC Corp.	2.650%	6/1/20	9,965	9,809
EMC Corp.	3.375%	6/1/23	10,370	9,960
Equifax Inc.	4.450%	12/1/14	2,175	2,247
Equifax Inc.	6.300%	7/1/17	1,075	1,225
Fidelity National Information Services Inc.	2.000%	4/15/18	1,475	1,436
Fidelity National Information Services Inc.	5.000%	3/15/22	6,794	6,938
Fidelity National Information Services Inc.	3.500%	4/15/23	7,075	6,467
Fiserv Inc.	3.125%	10/1/15	1,100	1,140
Fiserv Inc.	3.125%	6/15/16	1,025	1,071
Fiserv Inc.	6.800%	11/20/17	5,950	6,858
Fiserv Inc.	3.500%	10/1/22	6,800	6,322
Google Inc.	2.125%	5/19/16	1,575	1,627
Google Inc.	3.625%	5/19/21	8,515	8,847
Harris Corp.	5.950%	12/1/17	2,975	3,345
Harris Corp.	4.400%	12/15/20	1,725	1,781
Harris Corp.	6.150%	12/15/40	3,493	3,726
Hewlett-Packard Co.	1.550%	5/30/14	2,675	2,685
Hewlett-Packard Co.	2.350%	3/15/15	6,400	6,512
Hewlett-Packard Co.	2.125%	9/13/15	12,597	12,860
Hewlett-Packard Co.	2.650%	6/1/16	2,475	2,553
Hewlett-Packard Co.	3.000%	9/15/16	17,900	18,623
Hewlett-Packard Co.	3.300%	12/9/16	10,710	11,202
Hewlett-Packard Co.	5.400%	3/1/17	2,035	2,236
Hewlett-Packard Co.	2.600%	9/15/17	8,735	8,940
Hewlett-Packard Co.	5.500%	3/1/18	6,575	7,316
Hewlett-Packard Co.	3.750%	12/1/20	6,275	6,267
Hewlett-Packard Co.	4.300%	6/1/21	4,025	4,048
Hewlett-Packard Co.	4.375%	9/15/21	13,550	13,775
Hewlett-Packard Co.	4.650%	12/9/21	3,700	3,811
Hewlett-Packard Co.	6.000%	9/15/41	8,868	8,874
HP Enterprise Services LLC	7.450%	10/15/29	1,950	2,177
Intel Corp.	1.950%	10/1/16	6,425	6,618
Intel Corp.	1.350%	12/15/17	43,637	43,184
Intel Corp.	3.300%	10/1/21	11,901	11,876
Intel Corp.	2.700%	12/15/22	11,620	10,675
Intel Corp.	4.000%	12/15/32	4,325	3,966
Intel Corp.	4.800%	10/1/41	17,832	17,445
Intel Corp.	4.250%	12/15/42	12,950	11,358
International Business Machines Corp.	0.875%	10/31/14	200	201
International Business Machines Corp.	0.550%	2/6/15	7,600	7,617
International Business Machines Corp.	2.000%	1/5/16	2,525	2,594
International Business Machines Corp.	1.950%	7/22/16	36,575	37,600
International Business Machines Corp.	1.250%	2/6/17	9,500	9,498
International Business Machines Corp.	5.700%	9/14/17	39,151	44,959
International Business Machines Corp.	1.250%	2/8/18	1,300	1,276
International Business Machines Corp.	7.625%	10/15/18	7,575	9,472
International Business Machines Corp.	1.875%	8/1/22	3,300	2,886
International Business Machines Corp.	3.375%	8/1/23	8,150	7,919
International Business Machines Corp.	7.000%	10/30/25	965	1,209
International Business Machines Corp.	6.220%	8/1/27	9,850	11,644
International Business Machines Corp.	6.500%	1/15/28	620	760
International Business Machines Corp.	5.600%	11/30/39	10,054	11,232
International Business Machines Corp.	4.000%	6/20/42	9,703	8,624
Intuit Inc.	5.750%	3/15/17	1,900	2,143
Jabil Circuit Inc.	5.625%	12/15/20	2,650	2,756
Juniper Networks Inc.	3.100%	3/15/16	1,095	1,127
Juniper Networks Inc.	4.600%	3/15/21	1,750	1,773
Juniper Networks Inc.	5.950%	3/15/41	2,900	2,871
KLA-Tencor Corp.	6.900%	5/1/18	3,575	4,194
Leidos Holdings Inc.	4.450%	12/1/20	3,350	3,344
Leidos Holdings Inc.	5.950%	12/1/40	2,550	2,437
Leidos Inc.	5.500%	7/1/33	7,370	6,718

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lexmark International Inc.	6.650%	6/1/18	4,950	5,552
	Maxim Integrated Products Inc.	3.375%	3/15/23	725	662
	Microsoft Corp.	1.625%	9/25/15	20,645	21,115
	Microsoft Corp.	1.000%	5/1/18	4,350	4,258
	Microsoft Corp.	1.625%	12/6/18	1,075	1,061
	Microsoft Corp.	4.200%	6/1/19	7,445	8,225
	Microsoft Corp.	3.000%	10/1/20	13,020	13,243
	Microsoft Corp.	2.125%	11/15/22	2,000	1,809
	Microsoft Corp.	2.375%	5/1/23	4,050	3,675
	Microsoft Corp.	3.625%	12/15/23	800	800
	Microsoft Corp.	5.200%	6/1/39	4,853	5,118
	Microsoft Corp.	4.500%	10/1/40	5,543	5,299
	Microsoft Corp.	5.300%	2/8/41	5,235	5,609
	Microsoft Corp.	3.500%	11/15/42	12,575	10,283
	Microsoft Corp.	3.750%	5/1/43	1,975	1,688
	Microsoft Corp.	4.875%	12/15/43	1,075	1,094
	Motorola Solutions Inc.	6.000%	11/15/17	3,075	3,475
	Motorola Solutions Inc.	3.750%	5/15/22	6,350	6,159
	Motorola Solutions Inc.	7.500%	5/15/25	410	485
	NetApp Inc.	2.000%	12/15/17	1,000	997
	NetApp Inc.	3.250%	12/15/22	1,000	903
	Oracle Corp.	5.250%	1/15/16	28,091	30,636
	Oracle Corp.	1.200%	10/15/17	18,575	18,320
	Oracle Corp.	5.750%	4/15/18	17,727	20,535
	Oracle Corp.	2.375%	1/15/19	9,300	9,370
	Oracle Corp.	5.000%	7/8/19	16,845	19,094
	Oracle Corp.	3.875%	7/15/20	9,775	10,308
	Oracle Corp.	2.500%	10/15/22	10,425	9,576
	Oracle Corp.	6.500%	4/15/38	3,915	4,758
	Oracle Corp.	6.125%	7/8/39	7,220	8,414
	Oracle Corp.	5.375%	7/15/40	19,870	21,250
	Pitney Bowes Inc.	5.750%	9/15/17	7,000	7,728
	Pitney Bowes Inc.	6.250%	3/15/19	200	225
6	Seagate HDD Cayman	3.750%	11/15/18	8,675	8,762
	Seagate HDD Cayman	7.000%	11/1/21	4,770	5,259
6	Seagate HDD Cayman	4.750%	6/1/23	8,000	7,460
	Symantec Corp.	2.750%	9/15/15	600	618
	Symantec Corp.	2.750%	6/15/17	4,400	4,477
	Symantec Corp.	4.200%	9/15/20	7,200	7,403
	Symantec Corp.	3.950%	6/15/22	5,925	5,734
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,676	5,556
	Texas Instruments Inc.	0.450%	8/3/15	9,750	9,753
	Texas Instruments Inc.	2.375%	5/16/16	3,425	3,553
	Texas Instruments Inc.	1.650%	8/3/19	9,250	8,944
	Total System Services Inc.	2.375%	6/1/18	1,300	1,264
	Tyco Electronics Group SA	6.550%	10/1/17	45	51
	Tyco Electronics Group SA	3.500%	2/3/22	2,225	2,110
	Tyco Electronics Group SA	7.125%	10/1/37	14,100	16,381
	Verisk Analytics Inc.	4.125%	9/12/22	4,975	4,824
	Xerox Corp.	4.250%	2/15/15	19,875	20,623
	Xerox Corp.	6.400%	3/15/16	8,045	8,907
	Xerox Corp.	6.750%	2/1/17	3,085	3,499
	Xerox Corp.	2.950%	3/15/17	250	259
	Xerox Corp.	6.350%	5/15/18	17,575	20,240
	Xerox Corp.	5.625%	12/15/19	7,675	8,568
	Xerox Corp.	4.500%	5/15/21	5,750	5,909
	Transportation (0.5%)
3,6	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	780	764
3,6	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	2,400	2,517
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	4,050	4,573
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	2,767	3,172
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	200	221
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	5,920

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	3.450%	9/15/21	3,875	3,831
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,850	2,699
Burlington Northern Santa Fe LLC	3.050%	9/1/22	5,279	4,959
Burlington Northern Santa Fe LLC	3.850%	9/1/23	3,700	3,662
Burlington Northern Santa Fe LLC	7.000%	12/15/25	6,711	8,213
Burlington Northern Santa Fe LLC	7.950%	8/15/30	80	105
Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,450	3,893
Burlington Northern Santa Fe LLC	6.150%	5/1/37	3,084	3,480
Burlington Northern Santa Fe LLC	5.750%	5/1/40	6,965	7,623
Burlington Northern Santa Fe LLC	5.050%	3/1/41	8,180	8,091
Burlington Northern Santa Fe LLC	5.400%	6/1/41	7,200	7,480
Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,775	1,750
Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,893	5,300
Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,350	1,208
Canadian National Railway Co.	5.800%	6/1/16	750	832
Canadian National Railway Co.	1.450%	12/15/16	1,825	1,840
Canadian National Railway Co.	5.850%	11/15/17	175	201
Canadian National Railway Co.	5.550%	3/1/19	1,160	1,332
Canadian National Railway Co.	2.850%	12/15/21	1,075	1,034
Canadian National Railway Co.	2.250%	11/15/22	8,000	7,164
Canadian National Railway Co.	6.900%	7/15/28	2,725	3,464
Canadian National Railway Co.	6.250%	8/1/34	1,625	1,913
Canadian National Railway Co.	6.200%	6/1/36	2,675	3,192
Canadian National Railway Co.	6.375%	11/15/37	2,018	2,442
Canadian National Railway Co.	3.500%	11/15/42	10,925	8,684
Canadian Pacific Railway Co.	4.450%	3/15/23	4,518	4,638
Canadian Pacific Railway Co.	7.125%	10/15/31	1,185	1,421
Canadian Pacific Railway Co.	5.950%	5/15/37	8,093	8,845
Canadian Pacific Railway Ltd.	5.750%	1/15/42	14,775	15,889
Con-way Inc.	6.700%	5/1/34	4,225	4,284
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	1,470	1,606
3 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	1,012	1,164
3 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	20,215	20,316
3 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	718	716
CSX Corp.	6.250%	4/1/15	45	48
CSX Corp.	7.900%	5/1/17	2,795	3,337
CSX Corp.	6.250%	3/15/18	2,850	3,299
CSX Corp.	7.375%	2/1/19	35,150	42,732
CSX Corp.	4.250%	6/1/21	2,550	2,662
CSX Corp.	6.000%	10/1/36	5,969	6,530
CSX Corp.	6.150%	5/1/37	2,335	2,624
CSX Corp.	6.220%	4/30/40	6,205	7,025
CSX Corp.	4.750%	5/30/42	5,115	4,852
CSX Corp.	4.400%	3/1/43	18	16
CSX Corp.	4.100%	3/15/44	6,550	5,551
3 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	7,451	8,429
3 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	7,559	8,826
3 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	2,981	3,223
3 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	721	772
FedEx Corp.	2.625%	8/1/22	3,050	2,763
FedEx Corp.	3.875%	8/1/42	2,000	1,632
3 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	1,625	1,503
JB Hunt Transport Services Inc.	3.375%	9/15/15	10,100	10,477
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,400	1,302
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	4,775	4,308
6 Kansas City Southern Railway Co.	4.300%	5/15/43	3,300	2,866
Norfolk Southern Corp.	5.750%	1/15/16	8,200	8,968

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	7.700%	5/15/17	5,125	6,109
Norfolk Southern Corp.	5.750%	4/1/18	2,575	2,939
Norfolk Southern Corp.	5.900%	6/15/19	9,350	10,812
Norfolk Southern Corp.	3.250%	12/1/21	4,400	4,283
Norfolk Southern Corp.	3.000%	4/1/22	70	66
Norfolk Southern Corp.	2.903%	2/15/23	4,518	4,175
Norfolk Southern Corp.	5.590%	5/17/25	102	112
Norfolk Southern Corp.	7.800%	5/15/27	4,400	5,600
Norfolk Southern Corp.	7.250%	2/15/31	4,062	4,975
Norfolk Southern Corp.	4.837%	10/1/41	11,566	11,110
Norfolk Southern Corp.	7.900%	5/15/97	400	532
Norfolk Southern Corp.	6.000%	5/23/11	9,175	9,699
Norfolk Southern Railway Co.	9.750%	6/15/20	1,559	2,123
Ryder System Inc.	3.150%	3/2/15	5,275	5,411
Ryder System Inc.	7.200%	9/1/15	1,130	1,242
Ryder System Inc.	3.600%	3/1/16	3,500	3,655
Ryder System Inc.	5.850%	11/1/16	8,425	9,345
Ryder System Inc.	3.500%	6/1/17	1,625	1,701
Ryder System Inc.	2.350%	2/26/19	5,900	5,791
Southwest Airlines Co.	5.250%	10/1/14	175	181
Southwest Airlines Co.	5.750%	12/15/16	2,955	3,300
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	829	948
3 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	777	893
Union Pacific Corp.	5.750%	11/15/17	5	6
Union Pacific Corp.	5.700%	8/15/18	1,000	1,152
Union Pacific Corp.	4.000%	2/1/21	200	208
Union Pacific Corp.	4.163%	7/15/22	30,852	31,797
Union Pacific Corp.	6.625%	2/1/29	2,260	2,719
Union Pacific Corp.	4.750%	9/15/41	6,325	6,122
Union Pacific Corp.	4.250%	4/15/43	1,000	889
6 Union Pacific Corp.	4.821%	2/1/44	5,304	5,154
3 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,176	1,341
3 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	2,675	2,725
United Parcel Service Inc.	3.875%	4/1/14	10,175	10,262
United Parcel Service Inc.	1.125%	10/1/17	2,500	2,469
United Parcel Service Inc.	5.500%	1/15/18	2,395	2,736
United Parcel Service Inc.	5.125%	4/1/19	5,175	5,900
United Parcel Service Inc.	3.125%	1/15/21	19,106	19,184
United Parcel Service Inc.	2.450%	10/1/22	2,990	2,755
United Parcel Service Inc.	6.200%	1/15/38	5,000	6,045
United Parcel Service Inc.	4.875%	11/15/40	300	307
United Parcel Service Inc.	3.625%	10/1/42	3,768	3,152
United Parcel Service of America Inc.	8.375%	4/1/20	10	13
3 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	96	105
3 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,725	1,686
3 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,669	1,696
				14,463,501
Utilities (2.6%)
Electric (1.7%)
AEP Texas Central Co.	6.650%	2/15/33	2,675	3,083
Alabama Power Co.	6.125%	5/15/38	18	21
Alabama Power Co.	6.000%	3/1/39	45	53
Alabama Power Co.	5.200%	6/1/41	2,800	2,972
Alabama Power Co.	4.100%	1/15/42	4,875	4,356
Alabama Power Co.	3.850%	12/1/42	1,250	1,066
Ameren Illinois Co.	6.125%	11/15/17	1,300	1,483
Ameren Illinois Co.	2.700%	9/1/22	5,231	4,887
Ameren Illinois Co.	4.800%	12/15/43	2,375	2,392
American Electric Power Co. Inc.	1.650%	12/15/17	5,475	5,363
American Electric Power Co. Inc.	2.950%	12/15/22	4,350	4,016
Appalachian Power Co.	3.400%	5/24/15	5,250	5,417
Appalachian Power Co.	7.950%	1/15/20	350	435
Appalachian Power Co.	4.600%	3/30/21	3,875	4,143

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Appalachian Power Co.	5.800%	10/1/35	1,475	1,541
Appalachian Power Co.	6.375%	4/1/36	2,800	3,077
Arizona Public Service Co.	4.650%	5/15/15	3,140	3,299
Arizona Public Service Co.	8.750%	3/1/19	1,300	1,651
Arizona Public Service Co.	5.500%	9/1/35	3,580	3,847
Arizona Public Service Co.	4.500%	4/1/42	6,618	6,279
Atlantic City Electric Co.	7.750%	11/15/18	4,225	5,215
Baltimore Gas & Electric Co.	5.900%	10/1/16	3,525	3,951
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,700	1,700
Baltimore Gas & Electric Co.	3.350%	7/1/23	2,400	2,300
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	758
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	6,500	5,889
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	300	383
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	11,220	9,242
CenterPoint Energy Inc.	6.500%	5/1/18	70	82
Cleco Power LLC	6.500%	12/1/35	4,300	4,889
Cleco Power LLC	6.000%	12/1/40	4,075	4,435
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,742	3,289
Cleveland Electric Illuminating Co.	5.500%	8/15/24	4,515	4,880
CMS Energy Corp.	6.250%	2/1/20	3,476	3,995
CMS Energy Corp.	4.700%	3/31/43	5,300	4,902
Commonwealth Edison Co.	5.950%	8/15/16	11,630	13,001
Commonwealth Edison Co.	6.150%	9/15/17	13,670	15,786
Commonwealth Edison Co.	5.800%	3/15/18	2,985	3,439
Commonwealth Edison Co.	4.000%	8/1/20	2,175	2,306
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,012
Commonwealth Edison Co.	5.875%	2/1/33	590	668
Commonwealth Edison Co.	5.900%	3/15/36	3,086	3,503
Commonwealth Edison Co.	6.450%	1/15/38	9,223	11,163
Commonwealth Edison Co.	4.600%	8/15/43	2,750	2,666
Connecticut Light & Power Co.	2.500%	1/15/23	5,925	5,396
Connecticut Light & Power Co.	6.350%	6/1/36	5,100	6,127
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	1,400	1,522
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	5,840	6,502
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	530	613
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	850	1,039
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,175	15,838
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,100	6,541
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	11,165	12,747
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	3,020	3,553
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,080	1,363
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	50	55
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,725	6,498
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	18	16
Constellation Energy Group Inc.	4.550%	6/15/15	8,636	9,060
Constellation Energy Group Inc.	5.150%	12/1/20	4,563	4,854
Consumers Energy Co.	5.500%	8/15/16	1,800	2,006
Consumers Energy Co.	6.125%	3/15/19	9,550	11,268
Consumers Energy Co.	6.700%	9/15/19	5,000	6,073
Consumers Energy Co.	2.850%	5/15/22	8,775	8,371
Consumers Energy Co.	3.375%	8/15/23	2,450	2,386
Consumers Energy Co.	3.950%	5/15/43	3,425	3,031
6 Dayton Power & Light Co.	1.875%	9/15/16	850	857
Delmarva Power & Light Co.	3.500%	11/15/23	1,475	1,440
Delmarva Power & Light Co.	4.000%	6/1/42	225	200
Dominion Resources Inc.	5.150%	7/15/15	16,818	17,907
Dominion Resources Inc.	2.250%	9/1/15	2,980	3,055
Dominion Resources Inc.	1.950%	8/15/16	5,450	5,540
Dominion Resources Inc.	6.000%	11/30/17	4,625	5,296
Dominion Resources Inc.	6.400%	6/15/18	290	339
Dominion Resources Inc.	8.875%	1/15/19	480	612
Dominion Resources Inc.	4.450%	3/15/21	13,275	14,044
Dominion Resources Inc.	6.300%	3/15/33	8,275	9,554
Dominion Resources Inc.	5.250%	8/1/33	2,195	2,307

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	5.950%	6/15/35	8,785	9,722
Dominion Resources Inc.	4.900%	8/1/41	2,195	2,113
Dominion Resources Inc.	4.050%	9/15/42	675	562
3 Dominion Resources Inc.	7.500%	6/30/66	3,775	4,068
DTE Electric Co.	3.450%	10/1/20	1,700	1,741
DTE Electric Co.	3.900%	6/1/21	1,575	1,637
DTE Electric Co.	2.650%	6/15/22	5,975	5,594
DTE Electric Co.	3.650%	3/15/24	16,775	16,591
DTE Electric Co.	3.950%	6/15/42	7,835	6,959
DTE Electric Co.	4.000%	4/1/43	6,375	5,693
DTE Energy Co.	6.375%	4/15/33	4,425	5,045
Duke Energy Carolinas LLC	4.300%	6/15/20	5,700	6,128
Duke Energy Carolinas LLC	6.000%	12/1/28	4,670	5,299
Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	1,856
Duke Energy Carolinas LLC	6.100%	6/1/37	10,245	11,675
Duke Energy Carolinas LLC	6.000%	1/15/38	5,676	6,619
Duke Energy Carolinas LLC	6.050%	4/15/38	1,240	1,478
Duke Energy Carolinas LLC	5.300%	2/15/40	3,595	3,909
Duke Energy Carolinas LLC	4.250%	12/15/41	5,000	4,701
Duke Energy Carolinas LLC	4.000%	9/30/42	570	514
Duke Energy Corp.	3.350%	4/1/15	6,775	6,983
Duke Energy Corp.	2.150%	11/15/16	9,075	9,315
Duke Energy Corp.	1.625%	8/15/17	7,925	7,894
Duke Energy Corp.	5.050%	9/15/19	11,200	12,370
Duke Energy Corp.	3.550%	9/15/21	4,100	4,100
Duke Energy Corp.	3.050%	8/15/22	9,330	8,833
Duke Energy Florida Inc.	6.350%	9/15/37	10,725	13,020
Duke Energy Florida Inc.	6.400%	6/15/38	7,250	8,952
Duke Energy Florida Inc.	5.650%	4/1/40	1,000	1,130
Duke Energy Indiana Inc.	6.050%	6/15/16	325	362
Duke Energy Indiana Inc.	3.750%	7/15/20	50	52
Duke Energy Indiana Inc.	6.120%	10/15/35	1,093	1,182
Duke Energy Indiana Inc.	6.350%	8/15/38	8,100	9,829
Duke Energy Indiana Inc.	6.450%	4/1/39	925	1,138
Duke Energy Indiana Inc.	4.200%	3/15/42	2,875	2,646
Duke Energy Indiana Inc.	4.900%	7/15/43	1,450	1,509
Duke Energy Ohio Inc.	5.450%	4/1/19	908	1,036
Duke Energy Progress Inc.	5.300%	1/15/19	36,525	41,517
Duke Energy Progress Inc.	3.000%	9/15/21	6,000	5,866
Duke Energy Progress Inc.	6.300%	4/1/38	5,599	6,790
Duke Energy Progress Inc.	4.100%	5/15/42	18	17
Duke Energy Progress Inc.	4.100%	3/15/43	400	365
El Paso Electric Co.	6.000%	5/15/35	1,725	1,783
Enersis SA	7.375%	1/15/14	1,000	1,001
Entergy Arkansas Inc.	3.750%	2/15/21	10,250	10,455
Entergy Corp.	4.700%	1/15/17	3,125	3,358
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	3,725	4,256
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,387	1,550
Entergy Louisiana LLC	4.050%	9/1/23	3,650	3,688
Entergy Louisiana LLC	5.400%	11/1/24	1,825	2,025
Entergy Mississippi Inc.	3.100%	7/1/23	1,645	1,538
Entergy Texas Inc.	7.125%	2/1/19	7,575	8,915
Exelon Corp.	4.900%	6/15/15	7,000	7,381
Exelon Corp.	5.625%	6/15/35	1,805	1,783
Exelon Generation Co. LLC	6.200%	10/1/17	5,255	5,935
Exelon Generation Co. LLC	5.200%	10/1/19	20	22
Exelon Generation Co. LLC	4.000%	10/1/20	9,875	9,846
Exelon Generation Co. LLC	4.250%	6/15/22	12,138	11,654
Exelon Generation Co. LLC	6.250%	10/1/39	1,193	1,204
Exelon Generation Co. LLC	5.750%	10/1/41	225	215
Exelon Generation Co. LLC	5.600%	6/15/42	3,276	3,058
FirstEnergy Solutions Corp.	6.800%	8/15/39	1,803	1,819
Florida Power & Light Co.	5.550%	11/1/17	670	763
Florida Power & Light Co.	2.750%	6/1/23	7,625	7,123

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.950%	10/1/33	225	264
Florida Power & Light Co.	5.625%	4/1/34	3,870	4,403
Florida Power & Light Co.	4.950%	6/1/35	560	585
Florida Power & Light Co.	5.400%	9/1/35	5,650	6,205
Florida Power & Light Co.	6.200%	6/1/36	4,900	5,862
Florida Power & Light Co.	5.650%	2/1/37	4,460	5,023
Florida Power & Light Co.	5.850%	5/1/37	1,675	1,929
Florida Power & Light Co.	5.950%	2/1/38	10,350	12,080
Florida Power & Light Co.	4.125%	2/1/42	10,150	9,313
Georgia Power Co.	0.750%	8/10/15	10,675	10,691
Georgia Power Co.	3.000%	4/15/16	3,400	3,554
Georgia Power Co.	5.700%	6/1/17	16,444	18,519
Georgia Power Co.	4.250%	12/1/19	20	22
Georgia Power Co.	2.850%	5/15/22	8,650	8,149
Georgia Power Co.	5.650%	3/1/37	325	350
Georgia Power Co.	5.950%	2/1/39	2,000	2,244
Georgia Power Co.	5.400%	6/1/40	4,000	4,182
Georgia Power Co.	4.750%	9/1/40	4,400	4,217
Georgia Power Co.	4.300%	3/15/42	6,070	5,445
Great Plains Energy Inc.	4.850%	6/1/21	1,200	1,262
Iberdrola International BV	6.750%	7/15/36	3,675	4,001
Indiana Michigan Power Co.	7.000%	3/15/19	625	742
Indiana Michigan Power Co.	3.200%	3/15/23	7,325	6,824
Indiana Michigan Power Co.	6.050%	3/15/37	7,250	7,864
3 Integrys Energy Group Inc.	6.110%	12/1/66	4,990	5,040
Interstate Power & Light Co.	6.250%	7/15/39	3,175	3,752
ITC Holdings Corp.	4.050%	7/1/23	2,925	2,871
ITC Holdings Corp.	5.300%	7/1/43	2,875	2,815
Jersey Central Power & Light Co.	5.625%	5/1/16	8,850	9,631
Jersey Central Power & Light Co.	5.650%	6/1/17	4,600	5,088
Jersey Central Power & Light Co.	6.150%	6/1/37	5,650	5,810
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,549	2,477
Kansas City Power & Light Co.	7.150%	4/1/19	500	612
Kansas City Power & Light Co.	6.050%	11/15/35	1,725	1,885
Kansas City Power & Light Co.	5.300%	10/1/41	5,493	5,489
3 Kansas Gas & Electric Co.	5.647%	3/29/21	126	132
Kentucky Utilities Co.	1.625%	11/1/15	4,850	4,941
Kentucky Utilities Co.	3.250%	11/1/20	3,550	3,602
Kentucky Utilities Co.	5.125%	11/1/40	1,580	1,664
Kentucky Utilities Co.	4.650%	11/15/43	11,650	11,549
LG&E & KU Energy LLC	2.125%	11/15/15	3,200	3,256
LG&E & KU Energy LLC	3.750%	11/15/20	11,800	11,921
Louisville Gas & Electric Co.	5.125%	11/15/40	2,075	2,181
Louisville Gas & Electric Co.	4.650%	11/15/43	8,225	8,167
Metropolitan Edison Co.	7.700%	1/15/19	5,236	6,320
MidAmerican Energy Co.	5.950%	7/15/17	1,825	2,093
MidAmerican Energy Co.	5.300%	3/15/18	450	507
MidAmerican Energy Co.	6.750%	12/30/31	9,000	11,007
MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,564
MidAmerican Energy Co.	5.800%	10/15/36	275	308
6 MidAmerican Energy Holdings Co.	1.100%	5/15/17	875	870
MidAmerican Energy Holdings Co.	5.750%	4/1/18	13,125	14,973
6 MidAmerican Energy Holdings Co.	2.000%	11/15/18	2,200	2,163
6 MidAmerican Energy Holdings Co.	3.750%	11/15/23	7,250	7,046
MidAmerican Energy Holdings Co.	8.480%	9/15/28	1,055	1,423
MidAmerican Energy Holdings Co.	6.125%	4/1/36	20,474	23,232
MidAmerican Energy Holdings Co.	5.950%	5/15/37	9,250	10,229
MidAmerican Energy Holdings Co.	6.500%	9/15/37	1,255	1,471
6 MidAmerican Energy Holdings Co.	5.150%	11/15/43	7,050	7,077
Mississippi Power Co.	4.250%	3/15/42	7,775	6,767
National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	200	201
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	6,750	7,112
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	500	558
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	6,585	7,424

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	21,930	29,566
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,423	3,257
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	3,057	2,828
3 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,500	1,381
Nevada Power Co.	6.500%	5/15/18	3,592	4,246
Nevada Power Co.	7.125%	3/15/19	16,965	20,627
Nevada Power Co.	6.650%	4/1/36	500	608
Nevada Power Co.	6.750%	7/1/37	6,672	8,249
Nevada Power Co.	5.375%	9/15/40	3,905	4,165
Nevada Power Co.	5.450%	5/15/41	900	974
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	2,000	2,053
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	825	932
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	20,650	23,379
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	5,825	5,445
3 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,175	2,175
3 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	2,750	2,805
Northern States Power Co.	1.950%	8/15/15	2,225	2,268
Northern States Power Co.	5.250%	3/1/18	1,875	2,126
Northern States Power Co.	5.250%	7/15/35	325	346
Northern States Power Co.	6.250%	6/1/36	1,670	1,991
Northern States Power Co.	6.200%	7/1/37	5,443	6,480
Northern States Power Co.	5.350%	11/1/39	9,296	10,056
Northern States Power Co.	4.850%	8/15/40	525	531
Northern States Power Co.	3.400%	8/15/42	18	14
NSTAR Electric Co.	5.625%	11/15/17	5,350	6,059
NSTAR Electric Co.	2.375%	10/15/22	6,200	5,620
NSTAR Electric Co.	5.500%	3/15/40	2,950	3,282
NSTAR LLC	4.500%	11/15/19	6,535	7,088
Oglethorpe Power Corp.	5.950%	11/1/39	1,700	1,848
Oglethorpe Power Corp.	5.375%	11/1/40	4,800	4,904
Oglethorpe Power Corp.	5.250%	9/1/50	18	17
Ohio Power Co.	6.000%	6/1/16	3,275	3,621
Ohio Power Co.	5.375%	10/1/21	1,450	1,615
Ohio Power Co.	6.600%	2/15/33	1,500	1,738
Ohio Power Co.	5.850%	10/1/35	5,468	5,872
Oklahoma Gas & Electric Co.	5.850%	6/1/40	2,925	3,318
Oklahoma Gas & Electric Co.	3.900%	5/1/43	2,000	1,720
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	7,340	7,748
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,325	3,907
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,750	1,764
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,336	6,363
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,600	3,175
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,680	4,618
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,105	1,433
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	325	336
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	425	441
Pacific Gas & Electric Co.	5.625%	11/30/17	6,980	7,906
Pacific Gas & Electric Co.	3.500%	10/1/20	19,650	20,004
Pacific Gas & Electric Co.	4.250%	5/15/21	4,650	4,880
Pacific Gas & Electric Co.	3.250%	6/15/23	9,000	8,521
Pacific Gas & Electric Co.	6.050%	3/1/34	26,517	30,415
Pacific Gas & Electric Co.	5.800%	3/1/37	17,770	19,643
Pacific Gas & Electric Co.	6.350%	2/15/38	500	583
Pacific Gas & Electric Co.	6.250%	3/1/39	3,825	4,436
Pacific Gas & Electric Co.	5.400%	1/15/40	10	11
Pacific Gas & Electric Co.	4.450%	4/15/42	2,469	2,306
Pacific Gas & Electric Co.	3.750%	8/15/42	45	37
Pacific Gas & Electric Co.	4.600%	6/15/43	9,075	8,634
PacifiCorp	7.700%	11/15/31	1,174	1,558
PacifiCorp	5.250%	6/15/35	100	106
PacifiCorp	5.750%	4/1/37	150	172
PacifiCorp	6.250%	10/15/37	8,625	10,367
PacifiCorp	6.000%	1/15/39	2,025	2,356
PacifiCorp	4.100%	2/1/42	4,845	4,384

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Peco Energy Co.	1.200%	10/15/16	4,875	4,897
Peco Energy Co.	5.350%	3/1/18	675	766
Peco Energy Co.	2.375%	9/15/22	2,925	2,653
Pennsylvania Electric Co.	5.200%	4/1/20	5,400	5,760
Pennsylvania Electric Co.	6.150%	10/1/38	3,400	3,544
Pepco Holdings Inc.	2.700%	10/1/15	150	154
Potomac Electric Power Co.	6.500%	11/15/37	7,907	9,773
PPL Capital Funding Inc.	1.900%	6/1/18	1,225	1,198
PPL Capital Funding Inc.	3.400%	6/1/23	4,945	4,600
PPL Capital Funding Inc.	4.700%	6/1/43	2,250	2,027
PPL Electric Utilities Corp.	3.000%	9/15/21	1,075	1,056
PPL Electric Utilities Corp.	6.250%	5/15/39	5,552	6,684
PPL Electric Utilities Corp.	5.200%	7/15/41	3,190	3,387
PPL Energy Supply LLC	6.200%	5/15/16	1,545	1,701
PPL Energy Supply LLC	6.500%	5/1/18	8,025	8,908
PPL Energy Supply LLC	4.600%	12/15/21	3,125	3,008
Progress Energy Inc.	4.875%	12/1/19	2,475	2,722
Progress Energy Inc.	4.400%	1/15/21	5,900	6,243
Progress Energy Inc.	7.750%	3/1/31	1,785	2,292
Progress Energy Inc.	7.000%	10/30/31	500	603
Progress Energy Inc.	6.000%	12/1/39	6,720	7,507
PSEG Power LLC	5.500%	12/1/15	14,240	15,429
PSEG Power LLC	2.750%	9/15/16	4,400	4,557
PSEG Power LLC	5.125%	4/15/20	1,276	1,390
PSEG Power LLC	4.150%	9/15/21	4,269	4,325
PSEG Power LLC	8.625%	4/15/31	350	475
Public Service Co. of Colorado	5.800%	8/1/18	1,475	1,710
Public Service Co. of Colorado	5.125%	6/1/19	9,725	10,988
Public Service Co. of Colorado	3.200%	11/15/20	4,100	4,135
Public Service Co. of Colorado	2.250%	9/15/22	3,150	2,850
Public Service Co. of Colorado	6.250%	9/1/37	2,325	2,831
Public Service Co. of Colorado	4.750%	8/15/41	2,925	2,941
Public Service Co. of Colorado	3.600%	9/15/42	11,100	9,226
Public Service Co. of New Hampshire	3.500%	11/1/23	675	659
Public Service Co. of Oklahoma	5.150%	12/1/19	100	111
Public Service Co. of Oklahoma	6.625%	11/15/37	4,675	5,407
Public Service Electric & Gas Co.	2.700%	5/1/15	3,300	3,395
Public Service Electric & Gas Co.	2.300%	9/15/18	6,200	6,264
Public Service Electric & Gas Co.	3.500%	8/15/20	500	515
Public Service Electric & Gas Co.	5.700%	12/1/36	3,000	3,416
Public Service Electric & Gas Co.	5.800%	5/1/37	4,600	5,280
Public Service Electric & Gas Co.	5.375%	11/1/39	5,772	6,311
Public Service Electric & Gas Co.	3.950%	5/1/42	14,575	12,990
Puget Sound Energy Inc.	7.020%	12/1/27	875	1,103
Puget Sound Energy Inc.	5.483%	6/1/35	805	879
Puget Sound Energy Inc.	6.274%	3/15/37	5,175	6,134
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,045
Puget Sound Energy Inc.	5.795%	3/15/40	1,535	1,753
Puget Sound Energy Inc.	5.764%	7/15/40	1,700	1,935
Puget Sound Energy Inc.	5.638%	4/15/41	2,718	3,051
Puget Sound Energy Inc.	4.434%	11/15/41	3,900	3,727
San Diego Gas & Electric Co.	5.300%	11/15/15	2,100	2,272
San Diego Gas & Electric Co.	3.600%	9/1/23	7,175	7,157
San Diego Gas & Electric Co.	5.350%	5/15/35	1,200	1,309
San Diego Gas & Electric Co.	6.125%	9/15/37	18	21
San Diego Gas & Electric Co.	6.000%	6/1/39	755	899
San Diego Gas & Electric Co.	5.350%	5/15/40	10	11
San Diego Gas & Electric Co.	4.500%	8/15/40	2,470	2,431
San Diego Gas & Electric Co.	3.950%	11/15/41	8,475	7,622
San Diego Gas & Electric Co.	4.300%	4/1/42	45	43
SCANA Corp.	4.750%	5/15/21	2,675	2,742
SCANA Corp.	4.125%	2/1/22	1,075	1,042
Scottish Power Ltd.	5.375%	3/15/15	4,025	4,224
Scottish Power Ltd.	5.810%	3/15/25	900	948

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sierra Pacific Power Co.	6.000%	5/15/16	4,925	5,508
Sierra Pacific Power Co.	3.375%	8/15/23	2,350	2,272
Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,154
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,710	2,045
South Carolina Electric & Gas Co.	6.625%	2/1/32	5,725	7,061
South Carolina Electric & Gas Co.	5.300%	5/15/33	243	259
South Carolina Electric & Gas Co.	6.050%	1/15/38	4,300	5,011
South Carolina Electric & Gas Co.	5.450%	2/1/41	4,120	4,475
South Carolina Electric & Gas Co.	4.350%	2/1/42	6,418	5,981
South Carolina Electric & Gas Co.	4.600%	6/15/43	4,325	4,207
Southern California Edison Co.	4.650%	4/1/15	3,600	3,782
Southern California Edison Co.	5.000%	1/15/16	1,175	1,273
Southern California Edison Co.	3.875%	6/1/21	26,950	28,267
Southern California Edison Co.	6.650%	4/1/29	2,056	2,445
Southern California Edison Co.	6.000%	1/15/34	6,035	7,025
Southern California Edison Co.	5.750%	4/1/35	943	1,069
Southern California Edison Co.	5.350%	7/15/35	4,400	4,763
Southern California Edison Co.	5.550%	1/15/36	1,400	1,547
Southern California Edison Co.	5.625%	2/1/36	6,925	7,713
Southern California Edison Co.	5.550%	1/15/37	6,975	7,705
Southern California Edison Co.	5.950%	2/1/38	463	537
Southern California Edison Co.	6.050%	3/15/39	410	481
Southern California Edison Co.	5.500%	3/15/40	18	20
Southern California Edison Co.	4.500%	9/1/40	5,075	4,896
Southern California Edison Co.	3.900%	12/1/41	300	264
Southern Co.	4.150%	5/15/14	3,850	3,900
Southern Co.	2.375%	9/15/15	2,000	2,047
Southern Power Co.	4.875%	7/15/15	2,450	2,600
Southern Power Co.	5.150%	9/15/41	11,090	10,906
Southwestern Electric Power Co.	5.550%	1/15/17	400	440
Southwestern Electric Power Co.	5.875%	3/1/18	1,167	1,304
Southwestern Electric Power Co.	6.450%	1/15/19	3,625	4,161
Southwestern Electric Power Co.	3.550%	2/15/22	1,850	1,802
Southwestern Electric Power Co.	6.200%	3/15/40	2,625	2,861
Southwestern Public Service Co.	4.500%	8/15/41	2,900	2,779
Tampa Electric Co.	6.100%	5/15/18	275	319
Tampa Electric Co.	5.400%	5/15/21	2,262	2,543
Tampa Electric Co.	2.600%	9/15/22	3,025	2,792
Tampa Electric Co.	6.550%	5/15/36	3,000	3,610
TECO Finance Inc.	4.000%	3/15/16	2,650	2,814
TECO Finance Inc.	6.572%	11/1/17	2,200	2,537
TECO Finance Inc.	5.150%	3/15/20	2,475	2,700
TransAlta Corp.	4.750%	1/15/15	1,575	1,632
TransAlta Corp.	6.650%	5/15/18	1,325	1,489
TransAlta Corp.	6.500%	3/15/40	650	624
Tucson Electric Power Co.	5.150%	11/15/21	2,125	2,272
UIL Holdings Corp.	4.625%	10/1/20	1,650	1,683
Union Electric Co.	6.400%	6/15/17	20	23
Union Electric Co.	6.700%	2/1/19	5,016	5,988
Union Electric Co.	5.300%	8/1/37	3,325	3,546
Union Electric Co.	8.450%	3/15/39	1,725	2,581
Union Electric Co.	3.900%	9/15/42	2,225	1,954
Virginia Electric & Power Co.	5.400%	1/15/16	1,320	1,439
Virginia Electric & Power Co.	5.400%	4/30/18	3,170	3,583
Virginia Electric & Power Co.	5.000%	6/30/19	3,500	3,933
Virginia Electric & Power Co.	2.950%	1/15/22	2,975	2,876
Virginia Electric & Power Co.	3.450%	9/1/22	250	249
Virginia Electric & Power Co.	6.000%	1/15/36	5,575	6,442
Virginia Electric & Power Co.	6.000%	5/15/37	2,800	3,237
Virginia Electric & Power Co.	6.350%	11/30/37	3,450	4,137
Virginia Electric & Power Co.	8.875%	11/15/38	28	43
Virginia Electric & Power Co.	4.000%	1/15/43	3,653	3,264
Virginia Electric & Power Co.	4.650%	8/15/43	6,250	6,167
Westar Energy Inc.	4.125%	3/1/42	8,378	7,637

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Westar Energy Inc.	4.100%	4/1/43	3,275	2,977
Westar Energy Inc.	4.625%	9/1/43	875	861
Western Massachusetts Electric Co.	3.500%	9/15/21	2,650	2,615
Wisconsin Electric Power Co.	4.250%	12/15/19	4,600	5,037
Wisconsin Electric Power Co.	2.950%	9/15/21	2,500	2,454
Wisconsin Electric Power Co.	5.625%	5/15/33	1,025	1,136
Wisconsin Electric Power Co.	5.700%	12/1/36	1,250	1,393
Wisconsin Electric Power Co.	3.650%	12/15/42	418	348
3 Wisconsin Energy Corp.	6.250%	5/15/67	15,675	16,165
Wisconsin Power & Light Co.	2.250%	11/15/22	3,075	2,749
Wisconsin Power & Light Co.	6.375%	8/15/37	4,810	5,762
Wisconsin Public Service Corp.	3.671%	12/1/42	1,625	1,385
Xcel Energy Inc.	0.750%	5/9/16	6,250	6,199
Xcel Energy Inc.	5.613%	4/1/17	592	653
Xcel Energy Inc.	4.700%	5/15/20	1,000	1,096
Xcel Energy Inc.	6.500%	7/1/36	3,065	3,624
Natural Gas (0.9%)
AGL Capital Corp.	5.250%	8/15/19	800	891
AGL Capital Corp.	3.500%	9/15/21	5,845	5,817
AGL Capital Corp.	5.875%	3/15/41	3,310	3,616
AGL Capital Corp.	4.400%	6/1/43	3,675	3,319
Atmos Energy Corp.	8.500%	3/15/19	1,850	2,362
Atmos Energy Corp.	5.500%	6/15/41	10,450	11,268
Atmos Energy Corp.	4.150%	1/15/43	9,350	8,371
Boardwalk Pipelines LP	5.500%	2/1/17	3,725	4,069
Boardwalk Pipelines LP	3.375%	2/1/23	5,025	4,493
British Transco Finance Inc.	6.625%	6/1/18	2,305	2,705
Buckeye Partners LP	6.050%	1/15/18	360	404
Buckeye Partners LP	2.650%	11/15/18	6,000	5,921
Buckeye Partners LP	4.150%	7/1/23	3,075	2,931
Buckeye Partners LP	5.850%	11/15/43	5,150	5,054
CenterPoint Energy Resources Corp.	6.150%	5/1/16	1,350	1,492
CenterPoint Energy Resources Corp.	4.500%	1/15/21	4,226	4,512
CenterPoint Energy Resources Corp.	5.850%	1/15/41	7,850	8,866
DCP Midstream LLC	8.125%	8/16/30	530	646
DCP Midstream Operating LP	3.250%	10/1/15	3,325	3,437
DCP Midstream Operating LP	2.500%	12/1/17	2,100	2,113
DCP Midstream Operating LP	4.950%	4/1/22	1,650	1,669
DCP Midstream Operating LP	3.875%	3/15/23	4,150	3,835
El Paso Natural Gas Co. LLC	5.950%	4/15/17	12,980	14,415
El Paso Natural Gas Co. LLC	8.625%	1/15/22	6,755	8,505
El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,050	1,352
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	2,200	2,519
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	9,250	9,647
El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	6,235	7,370
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	8,700	7,449
Enbridge Energy Partners LP	6.500%	4/15/18	6,583	7,602
Enbridge Energy Partners LP	9.875%	3/1/19	7,975	10,385
Enbridge Energy Partners LP	7.500%	4/15/38	12,585	14,847
Enbridge Energy Partners LP	5.500%	9/15/40	43	41
Enbridge Inc.	5.800%	6/15/14	175	179
Enbridge Inc.	4.900%	3/1/15	125	131
Enbridge Inc.	5.600%	4/1/17	3,825	4,240
Energy Transfer Partners LP	5.950%	2/1/15	8,475	8,930
Energy Transfer Partners LP	6.700%	7/1/18	190	221
Energy Transfer Partners LP	9.000%	4/15/19	35,063	44,386
Energy Transfer Partners LP	4.150%	10/1/20	8,475	8,616
Energy Transfer Partners LP	4.650%	6/1/21	2,150	2,207
Energy Transfer Partners LP	5.200%	2/1/22	6,425	6,735
Energy Transfer Partners LP	3.600%	2/1/23	45	42
Energy Transfer Partners LP	7.600%	2/1/24	3,853	4,597
Energy Transfer Partners LP	8.250%	11/15/29	10	12
Energy Transfer Partners LP	6.625%	10/15/36	2,235	2,400

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	7.500%	7/1/38	2,440	2,863
Energy Transfer Partners LP	6.050%	6/1/41	2,550	2,593
Energy Transfer Partners LP	6.500%	2/1/42	7,420	7,948
7 Enron Corp.	7.625%	9/10/04	1,600	—
7 Enron Corp.	6.625%	11/15/05	1,075	—
7 Enron Corp.	7.125%	5/15/07	6,846	1
7 Enron Corp.	6.875%	10/15/07	6,700	1
7 Enron Corp.	6.750%	8/1/09	5,145	1
Enterprise Products Operating LLC	5.600%	10/15/14	1,100	1,143
Enterprise Products Operating LLC	5.000%	3/1/15	3,185	3,339
Enterprise Products Operating LLC	6.300%	9/15/17	13,100	15,164
Enterprise Products Operating LLC	6.650%	4/15/18	5,450	6,426
Enterprise Products Operating LLC	6.500%	1/31/19	6,429	7,617
Enterprise Products Operating LLC	5.250%	1/31/20	805	897
Enterprise Products Operating LLC	5.200%	9/1/20	160	178
Enterprise Products Operating LLC	4.050%	2/15/22	175	177
Enterprise Products Operating LLC	3.350%	3/15/23	8,450	7,999
Enterprise Products Operating LLC	6.875%	3/1/33	5,393	6,404
Enterprise Products Operating LLC	6.650%	10/15/34	5,825	6,764
Enterprise Products Operating LLC	5.750%	3/1/35	4,700	4,952
Enterprise Products Operating LLC	7.550%	4/15/38	2,969	3,721
Enterprise Products Operating LLC	6.125%	10/15/39	5,260	5,753
Enterprise Products Operating LLC	6.450%	9/1/40	743	846
Enterprise Products Operating LLC	5.950%	2/1/41	690	746
Enterprise Products Operating LLC	5.700%	2/15/42	8,880	9,284
Enterprise Products Operating LLC	4.850%	8/15/42	5,648	5,296
Enterprise Products Operating LLC	4.450%	2/15/43	6,118	5,388
Enterprise Products Operating LLC	4.850%	3/15/44	7,050	6,600
3 Enterprise Products Operating LLC	8.375%	8/1/66	6,700	7,429
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,050	1,026
7 Internorth Inc.	9.625%	3/15/06	3,680	—
KeySpan Corp.	8.000%	11/15/30	60	77
Kinder Morgan Energy Partners LP	3.500%	3/1/16	300	314
Kinder Morgan Energy Partners LP	6.000%	2/1/17	230	258
Kinder Morgan Energy Partners LP	5.950%	2/15/18	22,275	25,335
Kinder Morgan Energy Partners LP	2.650%	2/1/19	15,075	14,915
Kinder Morgan Energy Partners LP	6.850%	2/15/20	1,045	1,242
Kinder Morgan Energy Partners LP	5.800%	3/1/21	4,250	4,733
Kinder Morgan Energy Partners LP	3.950%	9/1/22	250	243
Kinder Morgan Energy Partners LP	3.450%	2/15/23	2,330	2,155
Kinder Morgan Energy Partners LP	3.500%	9/1/23	9,063	8,353
Kinder Morgan Energy Partners LP	7.400%	3/15/31	10	12
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	2,896
Kinder Morgan Energy Partners LP	5.800%	3/15/35	5,680	5,774
Kinder Morgan Energy Partners LP	6.500%	2/1/37	20,690	22,731
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,450	3,974
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,120	5,628
Kinder Morgan Energy Partners LP	6.550%	9/15/40	4,750	5,297
Kinder Morgan Energy Partners LP	5.625%	9/1/41	9,350	9,286
Kinder Morgan Energy Partners LP	5.000%	8/15/42	945	867
Kinder Morgan Energy Partners LP	5.000%	3/1/43	9,000	8,187
Magellan Midstream Partners LP	6.400%	7/15/18	9,000	10,627
Magellan Midstream Partners LP	6.550%	7/15/19	9,625	11,362
Magellan Midstream Partners LP	4.250%	2/1/21	3,920	4,095
Magellan Midstream Partners LP	6.400%	5/1/37	2,200	2,507
Magellan Midstream Partners LP	4.200%	12/1/42	2,100	1,767
National Fuel Gas Co.	6.500%	4/15/18	3,000	3,434
National Fuel Gas Co.	4.900%	12/1/21	550	569
National Fuel Gas Co.	3.750%	3/1/23	5,525	5,173
National Grid plc	6.300%	8/1/16	8,600	9,668
Nisource Finance Corp.	5.250%	9/15/17	940	1,040
Nisource Finance Corp.	6.400%	3/15/18	13,725	15,797
Nisource Finance Corp.	6.800%	1/15/19	1,250	1,461
Nisource Finance Corp.	5.450%	9/15/20	1,615	1,793

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nisource Finance Corp.	4.450%	12/1/21	3,750	3,817
Nisource Finance Corp.	6.125%	3/1/22	1,825	2,029
Nisource Finance Corp.	6.250%	12/15/40	8,875	9,628
Nisource Finance Corp.	5.950%	6/15/41	48	50
Nisource Finance Corp.	5.800%	2/1/42	4,475	4,637
Nisource Finance Corp.	4.800%	2/15/44	1,850	1,669
ONEOK Inc.	5.200%	6/15/15	4,010	4,244
ONEOK Inc.	4.250%	2/1/22	1,000	936
ONEOK Inc.	6.000%	6/15/35	5,850	5,492
ONEOK Partners LP	3.250%	2/1/16	2,300	2,388
ONEOK Partners LP	6.150%	10/1/16	4,540	5,097
ONEOK Partners LP	8.625%	3/1/19	16,580	20,636
ONEOK Partners LP	3.375%	10/1/22	100	94
ONEOK Partners LP	6.650%	10/1/36	8,899	9,818
ONEOK Partners LP	6.850%	10/15/37	1,575	1,777
ONEOK Partners LP	6.125%	2/1/41	325	345
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	8,050	9,177
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	300	347
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,150	2,070
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	4,440	5,033
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,695	1,984
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,475	3,172
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	1,410	1,611
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	700	767
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	6,900	6,748
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,970	1,785
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	650	762
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	6,425	6,235
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	950	818
Questar Corp.	2.750%	2/1/16	600	618
Sempra Energy	2.300%	4/1/17	5,925	6,018
Sempra Energy	6.150%	6/15/18	2,200	2,532
Sempra Energy	9.800%	2/15/19	35	46
Sempra Energy	2.875%	10/1/22	4,175	3,823
Sempra Energy	4.050%	12/1/23	11,475	11,309
Sempra Energy	6.000%	10/15/39	17,550	19,333
Southern California Gas Co.	5.750%	11/15/35	960	1,098
Southern California Gas Co.	3.750%	9/15/42	4,770	4,152
6 Southern Natural Gas Co. LLC	5.900%	4/1/17	5,690	6,390
Southern Natural Gas Co. LLC	8.000%	3/1/32	5,832	7,434
Spectra Energy Capital LLC	5.668%	8/15/14	150	155
Spectra Energy Capital LLC	6.200%	4/15/18	14,585	16,446
Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,135
Spectra Energy Partners LP	2.950%	9/25/18	875	887
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,650	1,511
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	750	830
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	10,575
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,125	4,567
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	120	141
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,698
Texas Gas Transmission LLC	4.600%	6/1/15	2,875	3,016
TransCanada PipeLines Ltd.	0.875%	3/2/15	6,350	6,373
TransCanada PipeLines Ltd.	3.400%	6/1/15	500	519
TransCanada PipeLines Ltd.	0.750%	1/15/16	400	399
TransCanada PipeLines Ltd.	6.500%	8/15/18	16,550	19,522
TransCanada PipeLines Ltd.	7.125%	1/15/19	900	1,091
TransCanada PipeLines Ltd.	3.800%	10/1/20	7,900	8,161
TransCanada PipeLines Ltd.	2.500%	8/1/22	14,500	13,212
TransCanada PipeLines Ltd.	5.600%	3/31/34	3,055	3,212
TransCanada PipeLines Ltd.	5.850%	3/15/36	13,985	15,184
TransCanada PipeLines Ltd.	6.200%	10/15/37	8,035	9,119
TransCanada PipeLines Ltd.	7.250%	8/15/38	2,017	2,553
TransCanada PipeLines Ltd.	7.625%	1/15/39	354	471
TransCanada PipeLines Ltd.	5.000%	10/16/43	5,975	5,856

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	17,776	18,265
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	18	18
Western Gas Partners LP	2.600%	8/15/18	4,350	4,298
Williams Cos. Inc.	7.875%	9/1/21	694	806
Williams Cos. Inc.	7.500%	1/15/31	4,696	4,940
Williams Cos. Inc.	7.750%	6/15/31	1,085	1,163
Williams Cos. Inc.	8.750%	3/15/32	949	1,122
Williams Partners LP	3.800%	2/15/15	2,900	2,996
Williams Partners LP	5.250%	3/15/20	36,200	39,424
Williams Partners LP	4.000%	11/15/21	2,600	2,565
Williams Partners LP	6.300%	4/15/40	2,940	3,164
Williams Partners LP	5.800%	11/15/43	1,550	1,578
Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	11,225	13,008
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	7,220	8,207
American Water Capital Corp.	3.850%	3/1/24	8,050	7,904
American Water Capital Corp.	6.593%	10/15/37	5,670	6,798
United Utilities plc	5.375%	2/1/19	3,455	3,693
United Utilities plc	6.875%	8/15/28	850	910
Veolia Environnement SA	6.000%	6/1/18	5,495	6,214
Veolia Environnement SA	6.750%	6/1/38	2,381	2,588
				2,872,415
Total Corporate Bonds (Cost $25,176,178)				25,961,234
Sovereign Bonds (U.S. Dollar-Denominated) (5.4%)
African Development Bank	2.500%	3/15/16	300	312
African Development Bank	1.250%	9/2/16	6,850	6,932
African Development Bank	1.125%	3/15/17	7,350	7,380
African Development Bank	0.875%	3/15/18	9,150	8,859
African Development Bank	1.625%	10/2/18	22,350	22,030
Asian Development Bank	4.250%	10/20/14	5,875	6,062
Asian Development Bank	2.625%	2/9/15	30,975	31,745
Asian Development Bank	0.500%	8/17/15	17,950	17,984
Asian Development Bank	2.500%	3/15/16	17,900	18,634
Asian Development Bank	5.500%	6/27/16	5,225	5,843
Asian Development Bank	1.125%	3/15/17	20,100	20,183
Asian Development Bank	5.250%	6/12/17	600	685
Asian Development Bank	5.593%	7/16/18	3,528	4,089
Asian Development Bank	1.750%	9/11/18	21,325	21,351
Asian Development Bank	1.875%	10/23/18	13,850	13,915
Asian Development Bank	1.750%	3/21/19	3,670	3,630
Asian Development Bank	1.375%	3/23/20	12,500	11,764
Asian Development Bank	5.820%	6/16/28	18	21
Banco do Brasil SA	3.875%	1/23/17	11,951	12,218
Banco do Brasil SA	3.875%	10/10/22	2,575	2,240
Canada	0.875%	2/14/17	34,450	34,435
China Development Bank Corp.	4.750%	10/8/14	3,700	3,805
China Development Bank Corp.	5.000%	10/15/15	1,450	1,541
CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	5,000	4,955
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,250	5,579
Corp. Andina de Fomento	5.125%	5/5/15	800	823
Corp. Andina de Fomento	3.750%	1/15/16	10,725	11,140
Corp. Andina de Fomento	8.125%	6/4/19	16,800	20,275
Corp. Andina de Fomento	4.375%	6/15/22	20,544	20,522
6 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	16,400	14,778
Council Of Europe Development Bank	2.750%	2/10/15	5,675	5,825
Council Of Europe Development Bank	2.625%	2/16/16	6,950	7,234
Council Of Europe Development Bank	1.500%	2/22/17	12,250	12,410
Council Of Europe Development Bank	1.500%	6/19/17	3,300	3,332
Council Of Europe Development Bank	1.000%	3/7/18	12,500	12,172
Council Of Europe Development Bank	1.125%	5/31/18	12,600	12,287
8 Development Bank of Japan Inc.	4.250%	6/9/15	11,375	11,983
Ecopetrol SA	4.250%	9/18/18	3,065	3,238

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ecopetrol SA	7.625%	7/23/19	1,500	1,774
Ecopetrol SA	5.875%	9/18/23	9,085	9,599
European Bank for Reconstruction & Development	2.750%	4/20/15	19,450	20,057
European Bank for Reconstruction & Development	1.625%	9/3/15	6,550	6,682
European Bank for Reconstruction & Development	2.500%	3/15/16	20,100	20,928
European Bank for Reconstruction & Development	1.375%	10/20/16	2,550	2,591
European Bank for Reconstruction & Development	1.000%	2/16/17	5,050	5,059
European Bank for Reconstruction & Development	0.750%	9/1/17	11,500	11,335
European Bank for Reconstruction & Development	1.000%	6/15/18	5,300	5,159
European Bank for Reconstruction & Development	1.000%	9/17/18	4,150	3,995
European Bank for Reconstruction & Development	1.625%	11/15/18	9,300	9,253
European Bank for Reconstruction & Development	1.500%	3/16/20	13,200	12,534
European Investment Bank	2.875%	1/15/15	15,400	15,810
European Investment Bank	2.750%	3/23/15	20,800	21,409
European Investment Bank	1.125%	4/15/15	34,800	35,160
European Investment Bank	1.000%	7/15/15	15,165	15,314
European Investment Bank	1.625%	9/1/15	19,525	19,931
European Investment Bank	1.375%	10/20/15	19,325	19,695
European Investment Bank	4.875%	2/16/16	19,250	21,002
European Investment Bank	0.625%	4/15/16	37,400	37,400
European Investment Bank	2.500%	5/16/16	31,150	32,480
European Investment Bank	2.125%	7/15/16	22,200	22,982
European Investment Bank	0.500%	8/15/16	29,825	29,484
European Investment Bank	5.125%	9/13/16	18,800	20,949
European Investment Bank	1.250%	10/14/16	23,925	24,210
European Investment Bank	1.125%	12/15/16	18,500	18,591
European Investment Bank	4.875%	1/17/17	30,625	34,166
European Investment Bank	1.750%	3/15/17	41,900	42,801
European Investment Bank	5.125%	5/30/17	45,555	51,604
European Investment Bank	1.625%	6/15/17	5,200	5,281
European Investment Bank	1.125%	9/15/17	26,575	26,443
European Investment Bank	1.000%	12/15/17	20,400	20,102
European Investment Bank	1.000%	3/15/18	16,275	15,898
European Investment Bank	1.000%	6/15/18	5,350	5,186
European Investment Bank	1.625%	12/18/18	23,175	22,883
European Investment Bank	2.875%	9/15/20	18,600	18,798
European Investment Bank	4.000%	2/16/21	34,625	37,194
European Investment Bank	4.875%	2/15/36	335	365
Export Development Canada	2.250%	5/28/15	3,500	3,597
Export Development Canada	0.500%	9/15/15	9,725	9,755
Export Development Canada	1.250%	10/26/16	12,750	12,935
Export Development Canada	0.750%	12/15/17	12,500	12,204
Export Development Canada	1.500%	10/3/18	4,275	4,201
Export-Import Bank of Korea	5.875%	1/14/15	19,125	20,102
Export-Import Bank of Korea	5.125%	3/16/15	2,500	2,621
Export-Import Bank of Korea	4.125%	9/9/15	4,925	5,166
Export-Import Bank of Korea	3.750%	10/20/16	11,550	12,237
Export-Import Bank of Korea	4.000%	1/11/17	6,450	6,832
Export-Import Bank of Korea	1.750%	2/27/18	16,725	16,211
Export-Import Bank of Korea	2.875%	9/17/18	8,400	8,435
Export-Import Bank of Korea	5.125%	6/29/20	5,700	6,254
Export-Import Bank of Korea	4.000%	1/29/21	2,800	2,846
Export-Import Bank of Korea	4.375%	9/15/21	3,925	4,082
Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,494
Federative Republic of Brazil	7.875%	3/7/15	8,805	9,439
Federative Republic of Brazil	6.000%	1/17/17	33,030	36,581
3 Federative Republic of Brazil	8.000%	1/15/18	12,216	13,559
Federative Republic of Brazil	5.875%	1/15/19	18,475	20,729
Federative Republic of Brazil	8.875%	10/14/19	11,670	15,072
Federative Republic of Brazil	4.875%	1/22/21	6,550	6,859
Federative Republic of Brazil	2.625%	1/5/23	10,750	9,234
Federative Republic of Brazil	8.875%	4/15/24	3,125	4,136
Federative Republic of Brazil	8.875%	4/15/24	120	159
Federative Republic of Brazil	8.750%	2/4/25	12,568	16,653

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	10.125%	5/15/27	10,692	15,717
Federative Republic of Brazil	8.250%	1/20/34	16,745	21,224
Federative Republic of Brazil	7.125%	1/20/37	17,691	20,176
3 Federative Republic of Brazil	11.000%	8/17/40	13,537	15,378
Federative Republic of Brazil	5.625%	1/7/41	40,925	39,288
FMS Wertmanagement AoeR	0.625%	4/18/16	5,650	5,642
FMS Wertmanagement AoeR	1.125%	10/14/16	13,600	13,689
FMS Wertmanagement AoeR	1.000%	11/21/17	8,000	7,860
FMS Wertmanagement AoeR	1.625%	11/20/18	21,250	20,946
Hydro-Quebec	7.500%	4/1/16	2,155	2,469
Hydro-Quebec	2.000%	6/30/16	26,095	26,827
Hydro-Quebec	1.375%	6/19/17	3,700	3,701
Hydro-Quebec	8.400%	1/15/22	8,195	10,682
Hydro-Quebec	8.050%	7/7/24	3,230	4,268
Hydro-Quebec	8.500%	12/1/29	700	987
Inter-American Development Bank	2.250%	7/15/15	8,950	9,197
Inter-American Development Bank	0.500%	8/17/15	8,500	8,516
Inter-American Development Bank	4.250%	9/14/15	7,395	7,866
Inter-American Development Bank	5.125%	9/13/16	6,900	7,692
Inter-American Development Bank	1.375%	10/18/16	350	356
Inter-American Development Bank	0.875%	11/15/16	14,000	14,024
Inter-American Development Bank	1.125%	3/15/17	20,300	20,410
Inter-American Development Bank	2.375%	8/15/17	22,800	23,782
Inter-American Development Bank	0.875%	3/15/18	12,200	11,885
Inter-American Development Bank	1.750%	8/24/18	4,900	4,910
Inter-American Development Bank	4.250%	9/10/18	2,950	3,285
Inter-American Development Bank	1.125%	9/12/19	1,750	1,648
Inter-American Development Bank	3.875%	9/17/19	57,490	62,738
Inter-American Development Bank	3.875%	2/14/20	6,475	7,022
Inter-American Development Bank	2.125%	11/9/20	9,500	9,180
Inter-American Development Bank	3.000%	10/4/23	2,100	2,034
Inter-American Development Bank	7.000%	6/15/25	2,950	3,791
Inter-American Development Bank	3.875%	10/28/41	45	40
Inter-American Development Bank	3.200%	8/7/42	5,250	4,115
International Bank for Reconstruction & Development	2.375%	5/26/15	43,475	44,699
International Bank for Reconstruction & Development	2.125%	3/15/16	47,425	49,024
International Bank for Reconstruction & Development	5.000%	4/1/16	18,735	20,561
International Bank for Reconstruction & Development	0.500%	4/15/16	35,275	35,057
International Bank for Reconstruction & Development	1.000%	9/15/16	13,350	13,444
International Bank for Reconstruction & Development	0.875%	4/17/17	62,375	62,198
International Bank for Reconstruction & Development	1.125%	7/18/17	1,850	1,851
International Bank for Reconstruction & Development	7.625%	1/19/23	3,850	5,181
International Bank for Reconstruction & Development	2.125%	2/13/23	6,150	5,664
International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,574
International Bank for Reconstruction & Development	4.750%	2/15/35	1,823	1,949
International Finance Corp.	2.750%	4/20/15	10,375	10,694
International Finance Corp.	2.250%	4/11/16	9,300	9,624
International Finance Corp.	0.500%	5/16/16	2,850	2,837
International Finance Corp.	0.625%	11/15/16	7,500	7,467
International Finance Corp.	1.125%	11/23/16	30,400	30,693
International Finance Corp.	1.000%	4/24/17	3,975	3,960
International Finance Corp.	2.125%	11/17/17	16,375	16,843
International Finance Corp.	0.625%	12/21/17	12,275	11,848
International Finance Corp.	1.750%	9/4/18	29,150	29,054
8 Japan Bank for International Cooperation	2.875%	2/2/15	16,750	17,194
8 Japan Bank for International Cooperation	2.500%	1/21/16	6,100	6,322
8 Japan Bank for International Cooperation	2.500%	5/18/16	6,300	6,553
8 Japan Bank for International Cooperation	2.250%	7/13/16	12,125	12,548
8 Japan Bank for International Cooperation	1.125%	7/19/17	39,100	38,708
8 Japan Bank for International Cooperation	1.750%	7/31/18	13,300	13,184
8 Japan Bank for International Cooperation	1.750%	11/13/18	19,000	18,767
8 Japan Bank for International Cooperation	3.375%	7/31/23	4,600	4,502
8 Japan Finance Organization for Municipalities	4.625%	4/21/15	6,850	7,204
8 Japan Finance Organization for Municipalities	5.000%	5/16/17	4,050	4,518

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Japan Finance Organization for Municipalities	4.000%	1/13/21	9,200	9,809
9 KFW	1.000%	1/12/15	48,750	48,964
9 KFW	2.625%	3/3/15	28,730	29,469
9 KFW	0.625%	4/24/15	48,225	48,411
9 KFW	0.500%	9/30/15	19,000	18,971
9 KFW	1.250%	10/26/15	11,825	11,947
9 KFW	2.625%	2/16/16	27,900	29,079
9 KFW	5.125%	3/14/16	36,750	40,229
9 KFW	0.500%	4/19/16	17,800	17,669
9 KFW	2.000%	6/1/16	39,400	40,508
9 KFW	1.250%	10/5/16	42,675	43,178
9 KFW	0.625%	12/15/16	22,600	22,430
9 KFW	4.875%	1/17/17	780	867
9 KFW	1.250%	2/15/17	65,025	65,451
9 KFW	0.875%	9/5/17	26,650	26,316
9 KFW	4.375%	3/15/18	18,650	20,631
9 KFW	4.500%	7/16/18	14,325	16,012
9 KFW	4.875%	6/17/19	25,005	28,432
9 KFW	4.000%	1/27/20	43,650	47,528
9 KFW	2.750%	9/8/20	45,050	45,249
9 KFW	2.750%	10/1/20	18,750	18,883
9 KFW	2.375%	8/25/21	10,035	9,757
9 KFW	2.000%	10/4/22	23,500	21,592
9 KFW	2.125%	1/17/23	21,675	19,812
9 KFW	0.000%	4/18/36	14,450	5,656
9 KFW	0.000%	6/29/37	90	33
Korea Development Bank	4.375%	8/10/15	6,275	6,599
Korea Development Bank	3.250%	3/9/16	13,200	13,723
Korea Development Bank	4.000%	9/9/16	4,250	4,526
Korea Development Bank	3.875%	5/4/17	10,200	10,764
Korea Development Bank	3.500%	8/22/17	5,100	5,316
Korea Development Bank	1.500%	1/22/18	11,000	10,597
Korea Finance Corp.	3.250%	9/20/16	11,100	11,582
Korea Finance Corp.	2.250%	8/7/17	850	851
Korea Finance Corp.	4.625%	11/16/21	5,975	6,274
Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,189
9 Landwirtschaftliche Rentenbank	3.125%	7/15/15	12,505	12,994
9 Landwirtschaftliche Rentenbank	4.875%	11/16/15	9,250	9,970
9 Landwirtschaftliche Rentenbank	2.500%	2/15/16	2,675	2,780
9 Landwirtschaftliche Rentenbank	2.125%	7/15/16	11,000	11,331
9 Landwirtschaftliche Rentenbank	5.000%	11/8/16	2,956	3,281
9 Landwirtschaftliche Rentenbank	5.125%	2/1/17	9,795	10,923
9 Landwirtschaftliche Rentenbank	0.875%	9/12/17	11,825	11,617
9 Landwirtschaftliche Rentenbank	1.000%	4/4/18	6,900	6,730
9 Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,500	12,488
9 Landwirtschaftliche Rentenbank	1.375%	10/23/19	10,450	9,940
Nexen Energy ULC	6.200%	7/30/19	3,500	4,033
Nexen Energy ULC	7.875%	3/15/32	9,965	12,958
Nexen Energy ULC	5.875%	3/10/35	3,287	3,519
Nexen Energy ULC	6.400%	5/15/37	9,960	11,267
Nexen Energy ULC	7.500%	7/30/39	6,750	8,554
Nordic Investment Bank	2.500%	7/15/15	9,200	9,500
Nordic Investment Bank	2.250%	3/15/16	3,775	3,911
Nordic Investment Bank	0.500%	4/14/16	8,600	8,578
Nordic Investment Bank	5.000%	2/1/17	5,200	5,838
Nordic Investment Bank	1.000%	3/7/17	1,650	1,653
Nordic Investment Bank	0.750%	1/17/18	18,425	17,849
North American Development Bank	2.300%	10/10/18	2,138	2,104
North American Development Bank	4.375%	2/11/20	2,600	2,711
North American Development Bank	2.400%	10/26/22	6,000	5,318
10 Oesterreichische Kontrollbank AG	4.500%	3/9/15	185	194
10 Oesterreichische Kontrollbank AG	1.125%	7/6/15	1,700	1,717
10 Oesterreichische Kontrollbank AG	1.750%	10/5/15	5,300	5,415
10 Oesterreichische Kontrollbank AG	2.000%	6/3/16	10,700	11,018

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
10 Oesterreichische Kontrollbank AG	0.750%	12/15/16	15,700	15,648
10 Oesterreichische Kontrollbank AG	5.000%	4/25/17	20,045	22,593
10 Oesterreichische Kontrollbank AG	1.125%	5/29/18	8,200	7,989
3 Oriental Republic of Uruguay	4.500%	8/14/24	16,183	16,176
3 Oriental Republic of Uruguay	7.625%	3/21/36	6,520	7,840
3 Oriental Republic of Uruguay	4.125%	11/20/45	24,525	18,602
Pemex Project Funding Master Trust	5.750%	3/1/18	44,010	49,046
Pemex Project Funding Master Trust	6.625%	6/15/35	22,431	23,377
Pemex Project Funding Master Trust	6.625%	6/15/38	5,975	6,102
Petrobras Global Finance BV	2.000%	5/20/16	8,550	8,459
Petrobras Global Finance BV	3.000%	1/15/19	2,150	2,014
Petrobras Global Finance BV	4.375%	5/20/23	3,000	2,666
Petrobras Global Finance BV	5.625%	5/20/43	4,975	4,034
Petrobras International Finance Co.	2.875%	2/6/15	2,250	2,282
Petrobras International Finance Co.	3.875%	1/27/16	24,200	24,855
Petrobras International Finance Co.	6.125%	10/6/16	14,263	15,432
Petrobras International Finance Co.	3.500%	2/6/17	17,400	17,583
Petrobras International Finance Co.	5.875%	3/1/18	30,735	32,685
Petrobras International Finance Co.	8.375%	12/10/18	10,250	11,986
Petrobras International Finance Co.	7.875%	3/15/19	6,808	7,742
Petrobras International Finance Co.	5.750%	1/20/20	12,222	12,566
Petrobras International Finance Co.	5.375%	1/27/21	40,250	39,915
Petrobras International Finance Co.	6.875%	1/20/40	13,700	12,918
Petrobras International Finance Co.	6.750%	1/27/41	31,295	28,995
Petroleos Mexicanos	4.875%	3/15/15	18,686	19,565
Petroleos Mexicanos	3.500%	7/18/18	11,600	11,912
Petroleos Mexicanos	8.000%	5/3/19	5,350	6,467
Petroleos Mexicanos	6.000%	3/5/20	10,880	12,064
Petroleos Mexicanos	5.500%	1/21/21	5,220	5,608
Petroleos Mexicanos	4.875%	1/24/22	13,500	13,829
Petroleos Mexicanos	3.500%	1/30/23	10,025	9,014
3 Petroleos Mexicanos	2.290%	2/15/24	2,375	2,336
Petroleos Mexicanos	6.500%	6/2/41	15,950	16,531
Petroleos Mexicanos	5.500%	6/27/44	28,575	25,884
6 Petronas Capital Ltd.	5.250%	8/12/19	1,000	1,096
Province of British Columbia	2.850%	6/15/15	15,300	15,843
Province of British Columbia	2.100%	5/18/16	22,000	22,708
Province of British Columbia	1.200%	4/25/17	7,000	6,988
Province of British Columbia	2.650%	9/22/21	1,550	1,506
Province of British Columbia	2.000%	10/23/22	6,300	5,634
Province of British Columbia	6.500%	1/15/26	260	323
Province of Manitoba	2.625%	7/15/15	8,750	9,030
Province of Manitoba	4.900%	12/6/16	13,200	14,735
Province of Manitoba	1.300%	4/3/17	4,995	5,029
Province of Manitoba	1.125%	6/1/18	1,000	976
Province of Manitoba	1.750%	5/30/19	800	783
Province of Manitoba	2.100%	9/6/22	6,000	5,406
Province of New Brunswick	2.750%	6/15/18	14,750	15,324
Province of Nova Scotia	2.375%	7/21/15	8,270	8,502
Province of Nova Scotia	5.125%	1/26/17	3,500	3,909
Province of Ontario	4.500%	2/3/15	25	26
Province of Ontario	2.950%	2/5/15	5,130	5,272
Province of Ontario	0.950%	5/26/15	35,525	35,772
Province of Ontario	2.700%	6/16/15	23,375	24,119
Province of Ontario	1.875%	9/15/15	10,300	10,537
Province of Ontario	4.750%	1/19/16	5,375	5,805
Province of Ontario	5.450%	4/27/16	30,325	33,517
Province of Ontario	2.300%	5/10/16	7,450	7,692
Province of Ontario	1.000%	7/22/16	10,975	10,982
Province of Ontario	1.600%	9/21/16	10,700	10,878
Province of Ontario	1.100%	10/25/17	17,250	17,044
Province of Ontario	3.150%	12/15/17	13,000	13,745
Province of Ontario	1.200%	2/14/18	1,450	1,419
Province of Ontario	3.000%	7/16/18	8,475	8,858

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Ontario	2.000%	9/27/18	9,700	9,690
Province of Ontario	1.650%	9/27/19	8,500	8,115
Province of Ontario	4.000%	10/7/19	20,380	21,936
Province of Ontario	4.400%	4/14/20	20,715	22,639
Province of Ontario	2.450%	6/29/22	9,975	9,171
Quebec	4.600%	5/26/15	8,025	8,489
Quebec	5.000%	3/1/16	200	218
Quebec	5.125%	11/14/16	21,210	23,651
Quebec	4.625%	5/14/18	12,585	14,072
Quebec	3.500%	7/29/20	16,450	17,033
Quebec	2.750%	8/25/21	16,325	15,734
Quebec	2.625%	2/13/23	14,775	13,492
Quebec	7.500%	7/15/23	450	574
Quebec	7.125%	2/9/24	2,125	2,656
Quebec	7.500%	9/15/29	8,190	10,769
6 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	350	360
6 Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	350	411
Region of Lombardy Italy	5.804%	10/25/32	6,458	5,880
Republic of Chile	3.875%	8/5/20	8,850	9,235
Republic of Chile	3.250%	9/14/21	1,300	1,272
Republic of Chile	2.250%	10/30/22	8,925	7,903
Republic of Chile	3.625%	10/30/42	8,100	6,315
Republic of Colombia	7.375%	1/27/17	18,075	20,922
Republic of Colombia	7.375%	3/18/19	13,300	16,000
Republic of Colombia	11.750%	2/25/20	3,350	4,807
Republic of Colombia	4.375%	7/12/21	14,675	15,152
3 Republic of Colombia	2.625%	3/15/23	16,000	13,946
Republic of Colombia	4.000%	2/26/24	5,400	5,224
Republic of Colombia	8.125%	5/21/24	6,440	8,253
Republic of Colombia	7.375%	9/18/37	9,872	12,118
Republic of Colombia	6.125%	1/18/41	25,825	27,437
Republic of Finland	6.950%	2/15/26	1,905	2,358
Republic of Italy	4.500%	1/21/15	20,650	21,433
Republic of Italy	3.125%	1/26/15	24,800	25,393
Republic of Italy	4.750%	1/25/16	24,850	26,475
Republic of Italy	5.250%	9/20/16	33,126	36,127
Republic of Italy	5.375%	6/12/17	9,150	10,030
Republic of Italy	6.875%	9/27/23	10,515	12,480
Republic of Italy	5.375%	6/15/33	16,595	17,475
Republic of Korea	7.125%	4/16/19	18,013	21,943
Republic of Korea	3.875%	9/11/23	16,900	17,134
Republic of Korea	5.625%	11/3/25	725	820
Republic of Panama	7.250%	3/15/15	80	86
Republic of Panama	5.200%	1/30/20	19,500	21,181
Republic of Panama	7.125%	1/29/26	14,150	16,874
Republic of Panama	8.875%	9/30/27	650	871
Republic of Panama	9.375%	4/1/29	45	62
3 Republic of Panama	6.700%	1/26/36	16,120	18,014
3 Republic of Panama	4.300%	4/29/53	5,000	3,825
Republic of Peru	7.125%	3/30/19	20,750	25,004
Republic of Peru	7.350%	7/21/25	9,975	12,568
Republic of Peru	8.750%	11/21/33	9,037	12,855
3 Republic of Peru	6.550%	3/14/37	12,935	14,875
Republic of Peru	5.625%	11/18/50	17,070	16,716
Republic of Philippines	6.500%	1/20/20	4,600	5,405
Republic of Philippines	4.000%	1/15/21	6,675	6,875
3 Republic of Philippines	7.500%	9/25/24	14,050	17,457
Republic of Philippines	9.500%	10/21/24	2,650	3,750
Republic of Philippines	10.625%	3/16/25	13,325	20,321
Republic of Philippines	5.500%	3/30/26	11,325	12,401
Republic of Philippines	9.500%	2/2/30	16,350	24,280
Republic of Philippines	7.750%	1/14/31	16,600	21,850
Republic of Philippines	6.375%	1/15/32	4,500	5,231
Republic of Philippines	6.375%	10/23/34	25,550	30,341

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Philippines	5.000%	1/13/37	975	1,013
Republic of Poland	3.875%	7/16/15	15,350	16,027
Republic of Poland	5.000%	10/19/15	2,875	3,087
Republic of Poland	6.375%	7/15/19	43,190	50,478
Republic of Poland	5.125%	4/21/21	11,425	12,410
Republic of Poland	5.000%	3/23/22	17,325	18,452
Republic of Poland	3.000%	3/17/23	11,950	10,860
Republic of South Africa	6.875%	5/27/19	14,875	16,929
Republic of South Africa	5.500%	3/9/20	11,650	12,377
Republic of South Africa	4.665%	1/17/24	17,175	16,467
Republic of South Africa	5.875%	9/16/25	3,000	3,112
Republic of South Africa	6.250%	3/8/41	6,900	7,150
Republic of Turkey	7.000%	9/26/16	44,550	48,894
Republic of Turkey	7.500%	7/14/17	22,000	24,651
Republic of Turkey	6.750%	4/3/18	18,925	20,553
Republic of Turkey	7.000%	3/11/19	18,650	20,422
Republic of Turkey	7.000%	6/5/20	24,075	26,278
Republic of Turkey	5.625%	3/30/21	2,675	2,686
Republic of Turkey	5.125%	3/25/22	16,285	15,601
Republic of Turkey	6.250%	9/26/22	29,000	29,855
Republic of Turkey	7.375%	2/5/25	30,575	33,006
Republic of Turkey	11.875%	1/15/30	9,700	14,472
Republic of Turkey	8.000%	2/14/34	2,600	2,883
Republic of Turkey	6.875%	3/17/36	13,100	12,851
Republic of Turkey	6.750%	5/30/40	23,600	22,821
Republic of Turkey	6.000%	1/14/41	14,700	12,907
State of Israel	5.500%	11/9/16	8,100	9,041
State of Israel	5.125%	3/26/19	18,880	21,297
State of Israel	4.000%	6/30/22	9,100	9,362
State of Israel	3.150%	6/30/23	13,000	12,319
State of Israel	4.500%	1/30/43	9,250	8,121
Statoil ASA	3.875%	4/15/14	7,250	7,319
Statoil ASA	1.800%	11/23/16	3,550	3,647
Statoil ASA	3.125%	8/17/17	9,325	9,817
Statoil ASA	1.950%	11/8/18	5,400	5,359
Statoil ASA	5.250%	4/15/19	11,948	13,520
Statoil ASA	2.900%	11/8/20	1,650	1,636
Statoil ASA	3.150%	1/23/22	8,450	8,232
Statoil ASA	2.450%	1/17/23	3,650	3,321
Statoil ASA	7.750%	6/15/23	25	32
Statoil ASA	2.650%	1/15/24	5,825	5,272
Statoil ASA	3.700%	3/1/24	6,925	6,879
Statoil ASA	7.250%	9/23/27	5,375	6,920
6 Statoil ASA	6.500%	12/1/28	975	1,191
Statoil ASA	7.150%	1/15/29	2,950	3,762
Statoil ASA	5.100%	8/17/40	6,310	6,521
Statoil ASA	4.250%	11/23/41	6,395	5,799
Statoil ASA	3.950%	5/15/43	5,680	4,945
Statoil ASA	4.800%	11/8/43	7,500	7,530
Svensk Exportkredit AB	0.625%	9/4/15	15,400	15,317
Svensk Exportkredit AB	1.750%	10/20/15	13,000	13,285
Svensk Exportkredit AB	0.625%	5/31/16	5,000	4,970
Svensk Exportkredit AB	2.125%	7/13/16	7,950	8,183
Svensk Exportkredit AB	5.125%	3/1/17	1,400	1,566
Svensk Exportkredit AB	1.750%	5/30/17	8,650	8,812
6 Temasek Financial I Ltd.	5.375%	11/23/39	500	536
United Mexican States	11.375%	9/15/16	5,300	6,763
United Mexican States	5.625%	1/15/17	35,425	39,494
United Mexican States	5.950%	3/19/19	12,500	14,437
United Mexican States	3.625%	3/15/22	15,450	15,234
United Mexican States	4.000%	10/2/23	37,482	36,873
United Mexican States	8.300%	8/15/31	22,525	30,492
United Mexican States	6.750%	9/27/34	40,786	48,127
United Mexican States	6.050%	1/11/40	6,391	6,950

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	4.750%	3/8/44	69,042	62,196
United Mexican States	5.750%	10/12/10	12,130	11,036
Total Sovereign Bonds (Cost $5,820,367)				5,838,782
Taxable Municipal Bonds (1.0%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	200	221
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	53
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	1,025	1,295
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,039
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	4,975	5,110
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	1,775	1,891
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	1,880
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,725	10,225
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	2,375	2,787
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	4,976
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	6,285	7,538
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	1,000	1,229
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	7,530	9,124
California Educational Facilities Authority Revenue
(Stanford University)	4.250%	5/1/16	2,250	2,436
California Educational Facilities Authority Revenue
(Stanford University)	4.750%	5/1/19	20	22
California GO	5.750%	3/1/17	10,750	12,027
California GO	6.200%	3/1/19	1,400	1,626
California GO	6.200%	10/1/19	11,175	13,040
California GO	5.700%	11/1/21	10,000	11,255
California GO	7.500%	4/1/34	22,750	28,950
California GO	7.950%	3/1/36	550	638
California GO	7.550%	4/1/39	4,630	6,000
California GO	7.300%	10/1/39	5,210	6,552
California GO	7.350%	11/1/39	22,025	28,078
California GO	7.625%	3/1/40	13,375	17,609
California GO	7.600%	11/1/40	11,325	14,951
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,510	1,661
Chicago IL Board of Education GO	6.319%	11/1/29	3,145	3,051
Chicago IL Board of Education GO	6.138%	12/1/39	650	570
Chicago IL GO	7.781%	1/1/35	1,860	2,062
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	10,350	11,234
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	1,450	1,546
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,500	1,673
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,850	3,023
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	6,985	7,830
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	1,700	1,895
Chicago IL Water Revenue	6.742%	11/1/40	2,150	2,386
Clark County NV Airport Revenue	6.881%	7/1/42	475	512
Clark County NV Airport Revenue	6.820%	7/1/45	20	25

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	6,375	6,928
Connecticut GO	5.090%	10/1/30	7,600	7,498
Connecticut GO	5.850%	3/15/32	6,610	7,406
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	3,300	3,424
Cook County IL GO	6.229%	11/15/34	1,950	1,947
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	3,000	3,567
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	3,000	3,480
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,310
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	6,850	7,096
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,050	1,244
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	4,700	4,808
Dallas TX Independent School District GO	6.450%	2/15/35	3,850	4,310
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,185	1,321
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	215	191
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	2,100	2,439
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	1,325	1,451
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,125	1,239
District of Columbia Income Tax Revenue	5.582%	12/1/35	1,600	1,754
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	700	729
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	2,300	2,381
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,220	5,925
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	3,908
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	7,800	7,602
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	10,850	10,268
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,154
Georgia GO	4.503%	11/1/25	5,900	6,249
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	7,575	7,970
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,980	6,248
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,425	3,466
Illinois GO	4.511%	3/1/15	11,650	12,090
Illinois GO	5.365%	3/1/17	15,950	17,193
Illinois GO	5.877%	3/1/19	8,345	9,083
Illinois GO	4.950%	6/1/23	13,275	12,874
Illinois GO	5.100%	6/1/33	43,814	40,826
Illinois GO	6.630%	2/1/35	2,855	2,982
Illinois GO	6.725%	4/1/35	5,275	5,558
Illinois GO	7.350%	7/1/35	650	724
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	880	1,011
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	1,831
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	9,700	11,232
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	6,600	6,025
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	4,175	3,867
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	2,000	1,969
11 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	4,300	4,421
Kentucky Asset/Liability Commission General Fund
Revenue	3.165%	4/1/18	661	680
Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	1,700	1,865
Los Angeles CA Community College District GO	6.600%	8/1/42	4,325	5,355
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	20	23

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	2,200	2,422
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	6,350	7,111
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	1,550	1,642
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	2,700	3,370
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	350	432
Los Angeles CA Unified School District GO	5.750%	7/1/34	9,225	10,156
Los Angeles CA Unified School District GO	6.758%	7/1/34	7,210	8,892
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	5,200	5,595
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	4,300	5,160
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	2,250	2,647
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	2,330	2,526
Massachusetts GO	4.200%	12/1/21	5,000	5,265
Massachusetts GO	4.500%	8/1/31	500	481
Massachusetts GO	5.456%	12/1/39	4,600	5,001
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	2,550	2,856
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,137
Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	2,825	2,882
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	2,360	2,616
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	2,625	2,810
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	1,475	1,654
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	1,670	1,864
Mississippi GO	5.245%	11/1/34	1,375	1,437
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	1,650	1,790
12 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	15,150	18,155
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	12,075	13,026
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	3,555	3,815
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	585	686
13 New Jersey Turnpike Authority Revenue	4.252%	1/1/16	200	206
13 New Jersey Turnpike Authority Revenue	4.252%	1/1/16	1,095	1,129
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,100	18,788
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	3,750	4,802
New York City NY GO	6.646%	12/1/31	20	22
New York City NY GO	6.246%	6/1/35	2,150	2,292
New York City NY GO	5.968%	3/1/36	3,200	3,602
New York City NY GO	5.985%	12/1/36	1,650	1,851
New York City NY GO	5.517%	10/1/37	6,800	7,111
New York City NY GO	6.271%	12/1/37	2,000	2,334
New York City NY GO	5.846%	6/1/40	2,100	2,288
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,618
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	470	528
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,356

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,224
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	4,400	4,725
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	15,645	17,818
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	6,300	7,553
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	2,125	2,410
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	8,950	9,812
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	9,755	12,767
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	975	1,114
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	700	802
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	2,200	2,359
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	4,170	4,846
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	6,900	7,498
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	3,150	3,342
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,215	2,440
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	1,425	1,538
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	5,875	6,412
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	1,600	1,801
New York University Hospitals Center Revenue	4.428%	7/1/42	3,500	2,926
New York University Hospitals Center Revenue	5.750%	7/1/43	5,050	5,097
North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,070	3,731
Ohio State University General Receipts Revenue	4.910%	6/1/40	4,410	4,419
Ohio State University General Receipts Revenue	4.800%	6/1/11	2,675	2,328
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,586
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	2,090	2,590
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	2,425	2,792
Oregon GO	5.762%	6/1/23	1,950	2,250
Oregon GO	5.892%	6/1/27	2,730	3,130
13 Oregon School Boards Association GO	4.759%	6/30/28	9,955	10,444
11 Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,284
Pennsylvania GO	4.650%	2/15/26	2,875	2,966
Pennsylvania GO	5.350%	5/1/30	7,400	7,648
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,717
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	400	462
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,450	1,539
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	1,475	1,576
Phoenix AZ GO	5.269%	7/1/34	5	5
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	2,928
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	11,575	12,620
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,200	1,127
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,400	18,144
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	7,750	7,938
Princeton University New Jersey GO	5.700%	3/1/39	3,725	4,257

89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puerto Rico Government Development Bank Revenue	3.670%	5/1/14	4,000	3,792
Puerto Rico Government Development Bank Revenue	4.704%	5/1/16	2,450	2,003
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	3,500	4,041
Rutgers State University NJ Revenue	5.665%	5/1/40	1,850	2,034
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,900	1,920
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,158
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	2,725	3,075
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	4,650	5,273
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,500	5,140
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	975	1,116
San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,820	2,129
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	4,950	5,688
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	8,900	9,725
South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,900	3,157
Texas GO	5.517%	4/1/39	3,170	3,555
Texas Transportation Commission Revenue	5.028%	4/1/26	2,100	2,259
Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	5,403
Texas Transportation Commission Revenue	4.631%	4/1/33	6,450	6,526
Texas Transportation Commission Revenue	4.681%	4/1/40	2,750	2,759
Tufts University Massachusetts GO	5.017%	4/15/12	8,425	7,641
University of California Regents Medical Center
Revenue	6.548%	5/15/48	4,250	4,947
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,575	3,007
University of California Revenue	1.796%	7/1/19	5,875	5,637
University of California Revenue	6.270%	5/15/31	500	539
University of California Revenue	5.770%	5/15/43	1,220	1,354
University of California Revenue	5.946%	5/15/45	13,100	14,665
University of California Revenue	4.858%	5/15/12	18,000	15,573
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	1,700	1,822
University of Southern California Revenue	5.250%	10/1/11	3,900	4,090
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,650	1,764
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	1,525	1,663
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	100	106
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,310	1,316
University of Virginia Revenue	6.200%	9/1/39	3,000	3,651
Utah GO	4.554%	7/1/24	2,525	2,682
Utah GO	3.539%	7/1/25	6,310	6,167
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	400	447
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	400	428
Washington GO	5.090%	8/1/33	9,025	9,390
Washington GO	5.481%	8/1/39	870	927
Washington GO	5.140%	8/1/40	6,035	6,219
11 Wisconsin GO	5.700%	5/1/26	2,800	3,063
Total Taxable Municipal Bonds (Cost $962,075)				1,025,113

90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2013

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (2.6%)
Money Market Fund (2.6%)
14 Vanguard Market Liquidity Fund (Cost $2,788,041)	0.125%	2,788,040,796	2,788,041
Total Investments (102.0%) (Cost $108,878,363)			110,266,990
Other Assets and Liabilities—Net (-2.0%)			(2,151,569)
Net Assets (100%)			108,115,421

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2013.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate value of these securities was $224,298,000, representing 0.2% of net assets.
7 Non-income-producing security--security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

91

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA840_022014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers
concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 20, 2014

VANGUARD BOND INDEX FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 20, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.